SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 71 (File No. 333-131683)	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 75 (File No. 811-21852)	☒

COLUMBIA FUNDS SERIES TRUST II

50606 Ameriprise Financial Center

Minneapolis, MN 55474

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(612) 671-1947

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on October 1, 2012 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Prospectus

Columbia Active Portfolios® - Diversified Equity Income Fund

Prospectus October 1, 2012

Columbia Active Portfolios - Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

Class	Ticker Symbol
Class A*	CDEIX

*	Class A shares of the Active Portfolio Funds are offered only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	4p
Fund Management	5p
Buying and Selling Shares	5p
Tax Information	5p
Financial Intermediary Compensation	5p
More Information About the Fund
Investment Objective	6p
Principal Investment Strategies of the Fund	6p
Principal Risks of Investing in the Fund	6p
More About Annual Fund Operating Expenses	7p
Other Investment Strategies and Risks	8p
Fund Management and Compensation	9p
Financial Highlights	11p
About Class A Shares	12p
Description of the Share Class	12p
Distribution and Service Fees	13p
Selling Agent Compensation	13p
Buying, Selling and Exchanging Shares	14p
Share Price Determination	14p
Transaction Rules and Policies	15p
Opening an Account and Placing Orders	17p
Distribution and Taxes	20p

2p	COLUMBIA ACTIVE PORTFOLIOS — DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Active Portfolios – Diversified Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	N/A

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
Class A
Management fees	0.65%
Distribution and/or service (12b-1) fees	0.25%
Other expenses(a)	0.32%
Total annual fund operating expenses	1.22%
Less : Fee waiver/expense reimbursement(b)	-0.14%
Total annual Fund operating expenses after fee waiver/expense reimbursement(b)	1.08%

(a)	Other expenses are based on estimated amounts for the current fiscal year.
(b)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rate of 1.08% for Class A.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$110	$359

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from April 20, 2012 to May 31, 2012, the Fund’s portfolio turnover rate was 3%.

COLUMBIA ACTIVE PORTFOLIOS — DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS	3p

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors, including, but not limited to, the financial services sector. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index or other funds with similar investment objectives. The Fund may fail to achieve its investment objective(s) and may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Fund portfolio manager’s perceived value assessment of that security, or may decline in price, even though the Fund portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The bar chart and average annual total return table are not presented because the Fund, which commenced operations on April 20, 2012, does not have annual returns for a full calendar year. When available, the Fund intends to compare its performance to the performance of the Russell 1000 Value Index, which is an unmanaged index that measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

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FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Steve Schroll, CFA	Portfolio Manager	2012
Laton Spahr, CFA	Portfolio Manager	2012
Paul Stocking, CFA	Portfolio Manager	2012

BUYING AND SELLING SHARES

Class A shares of the Fund are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Fund shares are sold in accordance with the terms of the account through which you invested in the Fund and redeemed in accordance with the terms of the Fund’s prospectus. There is a $500 minimum initial investment and no minimum additional investment.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA ACTIVE PORTFOLIOS — DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS	5p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Active Portfolios – Diversified Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital. Because any investment involves risk, there is no assurance these objectives can be achieved.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors, including, but not limited to, the financial services sector. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objectives, Columbia Management Investment Advisers, LLC (the investment manager) chooses equity investments by seeking to:

•

Select companies that are undervalued based on a variety of measures, including, but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	Identify companies with moderate growth potential based on:

•	effective management, as demonstrated by overall performance;

•	financial strength; and

•	underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	The security has reached the investment manager’s price objective.

•	The company has met the investment manager’s earnings and/or growth expectations.

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings.

•	The company or the security continues to meet the other standards described above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index or other funds with similar investment objectives and/or strategies. The Fund may fail to achieve its investment objective(s) and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Foreign Securities Risk. Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents

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are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Fund portfolio manager’s perceived value assessment of that security, or may decline in price, even though the Fund portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus are based on an estimate of expenses that will be incurred during the Fund’s current fiscal period and are expressed as a percentage (expense ratio) of the Fund’s estimated net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.08% for Class A.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

COLUMBIA ACTIVE PORTFOLIOS — DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS	7p

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and nonaffiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

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Lending of Portfolio Securities. The Fund may lend portfolio securities to approved broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance.

Directed Brokerage. The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee is 0.66% of the Fund’s average daily net assets on the first $500 million, gradually reducing to 0.49% as assets increase. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

A discussion regarding the basis for the Board approving the IMS Agreement is available in the Fund’s annual report to shareholders for the period ended May 31, 2012.

COLUMBIA ACTIVE PORTFOLIOS — DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS	9p

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Steve Schroll, CFA, Portfolio Manager

•	Managed the Fund since 2012.

•	Joined the investment manager in 1998 as a Senior Security Analyst.

•	Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

•	Managed the Fund since 2012.

•	Joined the investment manager in 2001 as a Security Analyst.

•	Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

•	Began investment career in 1998.

•	MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, CFA, Portfolio Manager

•	Managed the Fund since 2012.

•	Joined the investment manager in 1995 as a Senior Equity Analyst.

•	Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

•	Began investment career in 1987.

•	MBA, University of Chicago.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

10p	COLUMBIA ACTIVE PORTFOLIOS — DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year Ended May 31, 2012(a)
Class A
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(0.53)
Total from investment operations	(0.51)
Net asset value, end of period	$9.49
Total return	(5.10%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.38%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.08%	(c)
Net investment income	2.46%	(c)
Supplemental data
Net assets, end of period (in thousands)	$576,769
Portfolio turnover	3%

Notes to Financial Highlights

(a)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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About Class A Shares

Description of the Share Class

The Fund’s primary service providers are referred to as follows: Columbia Management or the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc. The Fund, together with other funds managed by Columbia Management offered only through wrap programs sponsored and/or managed by Ameriprise Financial or its affiliates, are referred to as the Active Portfolio Funds. The Active Portfolio Funds, together with the other Columbia Funds, are referred to as the Funds.

Funds Contact Information

Additional information about the Funds can be obtained at columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

FUNDamentals™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Share Class Features

The Fund offers its only class of shares in this prospectus. The following summarizes the primary features of the Class A shares offered by this prospectus. Contact your financial advisor or Columbia Funds for more information about the Fund’s Class A shares.

Eligible Investors and Minimum Initial Investments(a)	Investment Limits	Conversion Features	Front-End Sales Charges	Contingent Deferred Sales Charges (CDSCs)	Maximum Distribution and Service (12b-1) Fees	Non 12b-1 Service Fees

Class A shares of the Fund are available only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates. Eligible investors are subject to a $500 minimum initial investment requirement and no minimum additional investment.	none	none	none	none	0.25% distribution and/ or service fees	none

(a)	See Buying, Selling and Exchanging Shares — Transaction Rules and Policies for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.

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About Class A Shares

Distribution and Service Fees

The Board has approved, and the Active Portfolio Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling shares of the Fund and providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to Class A shares:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%

The distribution and/or shareholder service fees for Class A shares are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and/or directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

The Distributor begins to pay these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Selling Agent Compensation

The Distributor and the Investment Manager make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the Investment Manager may also make payments to selling agents, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for shareholder servicing support vary by selling agent buy generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn Funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the Investment Manager. The Distributor and the Investment Manager may make other payments or allow promotional incentives to broker-dealers to the extent permitted by the Securities Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

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About Class A Shares

Amounts paid by the Distributor and the Investment Manager and their affiliates are paid out of the Distributor’s and the Investment Manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make marketing support payments. Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share. The Fund calculates the net asset value per share of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

The Fund calculates its NAV as follows:

NAV =	(Value of assets of the share class) — (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

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Buying, Selling and Exchanging Shares

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.
•	You want your check made payable to someone other than the registered account owner(s).
•	Your address of record has changed within the last 30 days.
•	You want the check mailed to an address other than the address of record.
•	You want the proceeds sent to a bank account not on file.
•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy-Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. For more information, see Buying, Selling and Exchanging Shares — Excessive Trading Practices.

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Buying, Selling and Exchanging Shares

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders - The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations - If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices - The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading - Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

¡	negative impact on the Fund’s performance;

¡	potential dilution of the value of the Fund’s shares;

¡

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

¡	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

¡	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

¡	increased brokerage and administrative costs.

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Buying, Selling and Exchanging Shares

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Buying Shares

Eligible Investors

Fund shares are available only to certain eligible investors through certain wrap fee programs (Ameriprise Active Portfolios®) sponsored and/or managed by Ameriprise Financial or its affiliates.

Minimum Initial Investments and Account Balances

There is a $500 minimum initial and no additional investment for the Fund’s shares.

If you unwrap your Ameriprise brokerage account, you may continue to hold, but not purchase additional shares of, the Active Portfolio Funds. However, if you transfer your brokerage account to another broker-dealer, your holdings in Active Portfolio Funds are not transferable. You may liquidate your Active Portfolio Fund holdings or continue to hold them in your Ameriprise brokerage account.

Each Active Portfolio Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

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Buying, Selling and Exchanging Shares

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent.

Other Purchase Rules You Should Know

¡

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

¡	You generally buy Class A shares of Active Portfolio Funds at net asset value per share because no front-end sales charge applies to purchases of Class A shares of Active Portfolio Funds.

¡

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

¡	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

¡	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order.

Active Portfolio Funds are sold through wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates. For detailed rules regarding the sale of shares of these Funds, contact your selling agent.

Other Redemption Rules You Should Know

¡	Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share.

¡

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

¡

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

¡

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

¡	No interest will be paid on uncashed redemption checks.

¡

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

¡	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

¡	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of an Active Portfolio Fund to buy shares of another Active Portfolio Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Please contact your selling agent for more information.

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Buying, Selling and Exchanging Shares

Other Exchange Rules You Should Know

¡	Exchanges are made at the NAV next calculated after your exchange order is received in good form.

¡	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

¡

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

¡	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

¡	Class A shares of an Active Portfolio Fund may be exchanged for Class A shares of another Active Portfolio Fund.

¡	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

¡	You generally may make an exchange only into a Fund that is accepting investments.

¡	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

¡	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

¡	You may only exchange shares of an Active Portfolio Fund for shares of another Columbia Fund if the other Columbia Fund is an Active Portfolio Fund.

You may exchange or sell shares by having your selling agent process your transaction. If you maintain your account directly with your selling agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

¡	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

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A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund—which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	quarterly
Distributions	quarterly

The Fund may, however, declare or pay distributions of net investment income more frequently.

Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Fund at the address on the back cover, or by calling us at 800.345.6611. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling us at 800.345.6611, before you invest.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

20p	COLUMBIA ACTIVE PORTFOLIOS — DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS

Distributions and Taxes

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

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The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

¡	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

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Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

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From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

¡	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

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For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

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For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

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Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

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Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, or convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

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Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

COLUMBIA ACTIVE PORTFOLIOS — DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS	21p

Distributions and Taxes

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If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

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A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

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Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

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The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

22p	COLUMBIA ACTIVE PORTFOLIOS — DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

C-1841-99 C (10/12)

Columbia Absolute Return Emerging Markets Macro Fund

Prospectus October 1, 2012

Columbia Absolute Return Emerging Markets Macro Fund seeks to provide shareholders with positive (absolute) returns.

Class	Ticker Symbol
Class A	CMMAX
Class B*	CMMBX
Class C	CMMCX
Class I	CMMIX
Class R	CMMRX
Class R5	CAARX
Class W	CMMWX
Class Z	CMMZX

*	This class is available for exchanges only.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	7p
Fund Management	7p
Buying and Selling Shares	7p
Tax Information	8p
Financial Intermediary Compensation	8p
More Information About the Fund	9p
Investment Objective	9p
Principal Investment Strategies of the Fund	9p
Principal Risks of Investing in the Fund	10p
More About Annual Fund Operating Expenses	14p
Other Investment Strategies and Risks	15p
Fund Management and Compensation	16p
Financial Highlights	18p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA ABSOLUTE RETURN EMERGING MARKETS MACRO FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Absolute Return Emerging Markets Macro Fund (the Fund) seeks to provide shareholders with positive (absolute) returns.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, R, R5, W, & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class R		Class R5		Class W		Class Z
Management fees	0.92%		0.92%		0.92%		0.92%		0.92%		0.92%		0.92%		0.92%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%		0.50%		0.00%		0.25%		0.00%
Other expenses(b)	0.71%		0.71%		0.71%		0.26%		0.71%		0.31%		0.71%		0.71%
Acquired fund fees and expenses	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%
Total annual fund operating expenses	1.89%		2.64%		2.64%		1.19%		2.14%		1.24%		1.89%		1.64%
Less: Fee waiver/expense reimbursement(c)	(0.40%	)	(0.40%	)	(0.40%	)	(0.15%	)	(0.40%	)	(0.15%	)	(0.40%	)	(0.40%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(c)	1.49%		2.24%		2.24%		1.04%		1.74%		1.09%		1.49%		1.24%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class R5 are based on estimated amounts for the current fiscal year.
(c)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.48% for Class A, 2.23% for Class B, 2.23% for Class C, 1.03% for Class I, 1.73% for Class R, 1.08% for Class R5, 1.48% for Class W and 1.23% for Class Z.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$718	$1,099	$1,504	$2,634
Class B (if shares are redeemed)	$727	$1,083	$1,565	$2,765
Class B (if shares are not redeemed)	$227	$783	$1,365	$2,765
Class C (if shares are redeemed)	$327	$783	$1,365	$2,948
Class C (if shares are not redeemed)	$227	$783	$1,365	$2,948
Class I (whether or not shares are redeemed)	$106	$363	$641	$1,435
Class R (whether or not shares are redeemed)	$177	$632	$1,114	$2,446
Class R5 (whether or not shares are redeemed)	$111	$379	$668	$1,492
Class W (whether or not shares are redeemed)	$152	$555	$985	$2,184
Class Z (whether or not shares are redeemed)	$126	$479	$855	$1,915

COLUMBIA ABSOLUTE RETURN EMERGING MARKETS MACRO FUND — 2012 PROSPECTUS	3p

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 285% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that, under normal market conditions, pursues its investment objective by investing at least 80% of its net assets (including the amount of any borrowings for investment purposes) in long and short positions in sovereign debt obligations, currencies and/or interest rates of emerging market countries. The Fund may invest directly in debt of emerging market countries, including sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) debt, denominated in the local or other foreign currencies or the U.S. dollar. The Fund may also invest indirectly in such debt, or invest in emerging market currencies and local market interest rates through derivatives such as credit default swaps, interest rate swaps and currency futures, options and forwards. Additionally, the Fund may invest up to 20% of its assets in positions in debt securities, currencies or interest rates of non-emerging market countries. The Fund may invest without limitation in lower quality obligations, often called “junk bonds.” The Fund may count the gross notional value of its derivative transactions towards the above 80% policy. The Fund will provide shareholders with at least 60 days’ written notice of any change in the Fund’s 80% policy.

The Fund generally does not take actual ownership of foreign currencies or sell actual foreign currencies. Rather, through forward foreign currency contracts and currency futures, the Fund gains economic exposure comparable to the economic exposure that it would have if it had bought or sold the currencies directly.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

Derivatives, such as futures (including currency, bond, index and interest rate futures), options (including options on currencies, interest rates and swap agreements, which are commonly referred to as swaptions) and swaps (including credit default and interest rate swaps), may also be utilized for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility. Actual exposures (long and short) will vary over time.

The Fund expects to hold a significant amount of cash, money market instruments or other high-quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts or other derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

4p	COLUMBIA ABSOLUTE RETURN EMERGING MARKETS MACRO FUND — 2012 PROSPECTUS

Derivatives Risk/Credit Default Swaps Risk. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. Swaps can involve greater risks than direct investment in the underlying securities, because swaps may be leveraged and subjects the Fund to counterparty risk, hedging risk, pricing risk and liquidity risk. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Options Risk. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions). If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

COLUMBIA ABSOLUTE RETURN EMERGING MARKETS MACRO FUND — 2012 PROSPECTUS	5p

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

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Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Tax Risk. Internal Revenue Service regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund commenced operations on April 7, 2011.

When performance is available, the Fund intends to compare its performance to the performance of the Citigroup 3-Month U.S. Treasury Bills Index and the 1 Month USD LIBOR (London Interbank Offered Rate).

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Nicholas Pifer, CFA	Portfolio Manager	April 2012
Jim Carlen, CFA	Portfolio Manager	April 2012

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, R & R5	Class W	Class Z
For investors other than systematic investment plans	$10,000	$10,000	None	$500	Variable	*
Systematic investment plans	$10,000	$10,000	None	$500	Variable	*

*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

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If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Absolute Return Emerging Markets Macro Fund (the Fund) seeks to provide shareholders with positive (absolute) returns. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance this objective can be achieved.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a non-diversified fund that, under normal market conditions, pursues its investment objective by investing at least 80% of its net assets (including the amount of any borrowings for investment purposes) in long and short positions in sovereign debt obligations, currencies and/or interest rates of emerging market countries. The Fund may invest directly in debt of emerging market countries, including sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) debt, denominated in the local or other foreign currencies or the U.S. dollar. The Fund may also invest indirectly in such debt, or invest in emerging market currencies and local market interest rates through derivatives such as credit default swaps, interest rate swaps and currency futures, options and forwards. Additionally, the Fund may invest up to 20% of its assets in positions in debt securities, currencies or interest rates of non-emerging market countries. For these purposes, emerging market countries are primarily those countries represented in the Morgan Stanley Capital International (MSCI) Emerging Markets Index, but may also include other countries that are not represented in the Morgan Stanley Capital International (MSCI) World Index. Sovereign (and quasi-sovereign) debt obligations of emerging market countries are often rated in the lower rating categories of recognized rating agencies or are considered to be of comparable quality. The Fund may invest without limitation in these lower quality obligations, as well as obligations which are often called “junk bonds.” The Fund may count the gross notional value of its derivative transactions towards the above 80% policy. The Fund will provide shareholders with at least 60 days’ written notice of any change in the Fund’s 80% policy.

The Fund generally does not take actual ownership of foreign currencies or sell actual foreign currencies. Rather, through forward foreign currency contracts and currency futures, the Fund gains economic exposure comparable to the economic exposure that it would have if it had bought or sold the currencies directly. A forward contract, for example, requires the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

Derivatives, such as futures (including currency, bond, index and interest rate futures), options (including options on currencies, interest rates and swap agreements, which are commonly referred to as swaptions) and swaps (including credit default and interest rate swaps), may also be utilized for investment purposes, for risk management (hedging) purposes, and to increase investment flexibility. Actual exposures (long and short) will vary over time.

The Fund expects to hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts or other derivatives.

Investment Process

Columbia Management Investment Advisers, LLC (the Investment Manager) seeks to identify investment opportunities in emerging markets (including, potential exposures to sovereign and quasi-sovereign debt, currencies and interest rates) by employing a combination of top-down fundamental research, economic policy and political assessments and quantitative and technical analyses (focusing on, among other things, market positioning and liquidity of trading positions). Through this multi-dimensional process, the Investment Manager expresses its investment views by varying long and short exposures to local bond, currency and interest rate markets of emerging market countries. The magnitude of exposures is based on a number of factors, including expected volatility, level of conviction and position liquidity. Positions may be reduced or disposed of for a variety of reasons, such as achievement of return objectives, reduction in portfolio manager conviction level, modified economic and political assessments, shifts in market perceptions or the identification of more attractive investment opportunities.

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This investment process results in the implementation of a high-conviction portfolio reflecting the team’s best ideas in sovereign credit, local interest rates, and currency. Depending on the environment, the Fund’s investment positions may represent: (i) direct investments in specific markets (as directional strategies), (ii) relative value investments (e.g., two emerging markets on the short and long sides of the trade), or (iii) basket trades to benefit from correlations between different sets of assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

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Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leverage, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions). If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

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Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s net asset value may be more volatile than a more geographically diversified fund.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

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Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives.

Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

COLUMBIA ABSOLUTE RETURN EMERGING MARKETS MACRO FUND — 2012 PROSPECTUS	13p

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.

Tax Risk. As a regulated investment company (RIC), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute “qualifying income,” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not qualifying income and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a RIC for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus for Class A, Class B, Class C, Class I, Class R, Class W and Class Z are generally based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. Annual fund operating expenses for Class R5 are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.48% for Class A, 2.23% for Class B, 2.23% for Class C, 1.03% for Class I, 1.73% for Class R, 1.08% for Class R5, 1.48% for Class W and 1.23% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

In addition to the derivative instruments described in the Fund’s principal investment strategies, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. In periods of generally heightened volatility and correlations, the investment manager may seek to reduce volatility by reducing allocations to some or all investment strategies. In addition, in such circumstances the investment manager may seek to reduce correlations through the use of derivatives, such as by selling index futures or utilizing other instruments. The Fund may also from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such

COLUMBIA ABSOLUTE RETURN EMERGING MARKETS MACRO FUND — 2012 PROSPECTUS	15p

defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.92% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the

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Board approving the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2012.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Nicholas Pifer, CFA, Portfolio Manager

•	Managed the Fund since April 2012.

•	Sector Leader of the Global Rates and Currency Sector Team.

•	Joined the Investment Manager in 2000.

•	Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

•	Began investment career in 1990.

•	MA, Johns Hopkins University School of Advanced International Studies.

Jim Carlen, CFA, Portfolio Manager

•	Managed the Fund since 2012.

•	Sector Manager of the Global Rates and Currency Sector Team.

•	Joined the Investment Manager in 1996 as an international economist.

•	Began investment career in 1996.

•	MS, Georgetown University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. (The financial highlights table for Class R5 is not included since this class of shares began operations after the Fund’s fiscal year end and, therefore, has no financial reporting.) Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended May 31,
	2012	2011(a)
Class A
Per share data
Net asset value, beginning of period	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.12	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.01)	0.01
Total from investment operations	0.11	0.01
Less distributions to shareholders:
Net investment income	(0.13)	—
Total distributions to shareholders	(0.13)	—
Net asset value, end of period	$9.99	$10.01
Total return	1.09%	0.10%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.79%	7.31%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.48%	1.45%	(d)
Net investment income (loss)	1.16%	(0.24%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$238	$3
Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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	Year ended May 31,
	2012	2011(a)
Class B
Per share data
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	0.08	(0.01)
Net realized and unrealized gain (loss)	(0.05)	0.01
Total from investment operations	0.03	(0.00)
Less distributions to shareholders:
Net investment income	(0.07)	—
Total distributions to shareholders	(0.07)	—
Net asset value, end of period	$9.96	$10.00
Total return	0.26%	0.00%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.95%	8.00%	(c)
Net expenses after fees waived or expenses reimbursed(d)	2.23%	2.21%	(c)
Net investment income (loss)	0.76%	(0.93%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$2
Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended May 31,
	2012	2011(a)
Class C
Per share data
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	0.08	(0.01)
Net realized and unrealized gain (loss)	(0.05)	0.01
Total from investment operations	0.03	(0.00)
Less distributions to shareholders:
Net investment income	(0.07)	—
Total distributions to shareholders	(0.07)	—
Net asset value, end of period	$9.96	$10.00
Total return	0.26%	0.00%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.95%	8.00%	(c)
Net expenses after fees waived or expenses reimbursed(d)	2.23%	2.21%	(c)
Net investment income (loss)	0.76%	(0.93%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$2
Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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	Year ended May 31,
	2012	2011(a)
Class I
Per share data
Net asset value, beginning of period	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.15	0.00	(b)
Net realized and unrealized gain (loss)	(0.01)	0.01
Total from investment operations	0.14	0.01
Less distributions to shareholders:
Net investment income	(0.14)	—
Total distributions to shareholders	(0.14)	—
Net asset value, end of period	$10.01	$10.01
Total return	1.40%	0.10%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.10%	6.95%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.10%	1.16%	(d)
Net investment income	1.51%	0.11%	(d)
Supplemental data
Net assets, end of period (in thousands)	$73,788	$15,003
Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended May 31,
	2012	2011(a)
Class R
Per share data
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income (loss)	0.13	(0.01)
Net realized and unrealized gain (loss)	(0.05)	0.01
Total from investment operations	0.08	(0.00)
Less distributions to shareholders:
Net investment income	(0.10)	—
Total distributions to shareholders	(0.10)	—
Net asset value, end of period	$9.98	$10.00
Total return	0.81%	0.00%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.64%	7.54%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.73%	1.73%	(c)
Net investment income (loss)	1.26%	(0.46%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$3
Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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	Year ended May 31,
	2012	2011(a)
Class W
Per share data
Net asset value, beginning of period	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.12	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.03)	0.01
Total from investment operations	0.09	0.01
Less distributions to shareholders:
Net investment income	(0.13)	—
Total distributions to shareholders	(0.13)	—
Net asset value, end of period	$9.97	$10.01
Total return	0.92%	0.10%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.88%	7.27%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.48%	1.48%	(d)
Net investment income (loss)	1.18%	(0.20%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$31,699	$3
Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

	Year ended May 31,
	2012	2011(a)
Class Z
Per share data
Net asset value, beginning of period	$10.01	$10.00
Income from investment operations:
Net investment income (loss)	0.17	(0.01)
Net realized and unrealized gain (loss)	(0.04)	0.02
Total from investment operations	0.13	0.01
Less distributions to shareholders:
Net investment income	(0.14)	—
Total distributions to shareholders	(0.14)	—
Net asset value, end of period	$10.00	$10.01
Total return	1.27%	0.10%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.75%	12.46%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.23%	1.21%	(c)
Net investment income (loss)	1.71%	(0.40%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$44	$17,532
Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

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If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

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accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions
Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

S.25

CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

S.28

failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6423-99 D (10/12)

Columbia Absolute Return Enhanced Multi-Strategy Fund

Prospectus October 1, 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund seeks to provide shareholders with positive (absolute) returns.

Class	Ticker Symbol
Class A	CEMAX
Class B*	CEMBX
Class C	CEMCX
Class I	CASIX
Class R	CAMRX
Class R5	CEEEX
Class W	CAEWX
Class Z	CEMZX

*	This class is available for exchanges only.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	8p
Fund Management	8p
Buying and Selling Shares	8p
Tax Information	9p
Financial Intermediary Compensation	9p
More Information About the Fund	10p
Investment Objective	10p
Principal Investment Strategies of the Fund	10p
Principal Risks of Investing in the Fund	11p
More About Annual Fund Operating Expenses	16p
Other Investment Strategies and Risks	17p
Fund Management and Compensation	18p
Financial Highlights	20p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund) seeks to provide shareholders with positive (absolute) returns.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, R, R5, W & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class R		Class R5		Class W		Class Z
Management fees	0.92%		0.92%		0.92%		0.92%		0.92%		0.92%		0.92%		0.92%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%		0.50%		0.00%		0.25%		0.00%
Other expenses(b)
Dividend expenses and borrowing costs on securities sold short(c)	0.18%		0.18%		0.18%		0.18%		0.18%		0.18%		0.18%		0.18%
Remainder of other expenses	0.73%		0.73%		0.73%		0.46%		0.73%		0.51%		0.73%		0.73%
Acquired fund fees and expenses	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%
Total annual fund operating expenses	2.09%		2.84%		2.84%		1.57%		2.34%		1.62%		2.09%		1.84%
Less: Fee waiver/expense reimbursement(d)	(0.42%	)	(0.42%	)	(0.42%	)	(0.34%	)	(0.42%	)	(0.34%	)	(0.42%	)	(0.42%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(d)	1.67%		2.42%		2.42%		1.23%		1.92%		1.28%		1.67%		1.42%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class R5 are based on estimated amounts for the current fiscal year.
(c)

Dividends on short sales are the dividends paid to the lenders of borrowed securities. The expenses related to dividends on short sales will vary depending on whether the securities the Fund sells short pay dividends and on the amount of any such dividends. Expenses also include borrowing costs paid to the broker in connection with borrowing the security to be sold short. The rate paid to brokers varies by security.

(d)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.48% for Class A, 2.23% for Class B, 2.23% for Class C, 1.04% for Class I, 1.73% for Class R, 1.09% for Class R5, 1.48% for Class W and 1.23% for Class Z.

COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS	3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$735	$1,154	$1,599	$2,830
Class B (if shares are redeemed)	$745	$1,141	$1,663	$2,961
Class B (if shares are not redeemed)	$245	$841	$1,463	$2,961
Class C (if shares are redeemed)	$345	$841	$1,463	$3,140
Class C (if shares are not redeemed)	$245	$841	$1,463	$3,140
Class I (whether or not shares are redeemed)	$125	$463	$824	$1,844
Class R (whether or not shares are redeemed)	$195	$691	$1,213	$2,649
Class R5 (whether or not shares are redeemed)	$130	$478	$850	$1,899
Class W (whether or not shares are redeemed)	$170	$615	$1,086	$2,393
Class Z (whether or not shares are redeemed)	$145	$538	$958	$2,129

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues positive (absolute) returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit equity market risk (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic equities (including common stock, preferred stock and convertible securities), equity futures, index futures, swaps, fixed-income securities (including sovereign and quasi-sovereign debt obligations and fixed income futures), currency forwards and futures and other commodity-related investments, and exchange-traded funds (ETFs). Actual long and short exposures will vary over time.

Columbia Management Investment Advisers, LLC (the Investment Manager) manages the Fund’s assets by employing a variety of strategies, techniques and practices that, in the aggregate, are designed to seek positive returns, with a low correlation to the performance of the broad equity markets. The Investment Manager may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.

The Fund may invest without limit in foreign investments (including currencies), which may include investments in emerging markets, and in investments that are rated below investment-grade (e.g., junk bonds) or, if unrated, deemed to be of comparable quality by the Investment Manager. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Investment Manager may use derivatives such as futures (including currency, bond, index and interest rate futures), forward foreign currency contracts, forward rate agreements and interest rate swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, and/or to increase credit exposure. Futures, forwards and swaps, in particular, are expected to be utilized to gain long and short investment (or credit) exposures to securities, indexes, interest rates or currencies (in lieu of purchasing or selling a security, currency or other instrument directly).

The Fund expects to hold a significant amount of cash, money market instruments or other high quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts, commodity-linked investments or other derivatives.

In managing the Fund, the portfolio managers allocate portions of Fund assets to be managed by investment professionals in other Investment Manager’s teams, such as the Global Rates and Currency Sector Team, the Asset Allocation Team and the Equity Team.

4p	COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund and the Subsidiaries are described below. (References in this section to “the Fund” also include the Subsidiaries, which shares the same risks as the Fund.)

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Commodity Futures Trading Commission Regulatory Risk. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which certain registered investment companies are exempt from the definition of the term “commodity pool operator,” and, thus, not subject to regulation by the CFTC. However, the CFTC recently adopted significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals become effective as adopted, the Fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the Fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the Fund.

Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. These transactions involve risks, including counterparty risk, hedging risk and interest rate risk.

COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS	5p

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

6p	COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS	7p

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund commenced operations on March 31, 2011.

When performance is available, the Fund intends to compare its performance to the performance of the Citigroup 3-month Treasury Bill Index as the primary benchmark and as secondary benchmarks, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and a blended benchmark consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Todd White	Portfolio Manager	March 2011
Kent M. Peterson, Ph.D.	Portfolio Manager	March 2011

In managing the Fund, Messrs. White and Peterson allocate portions of Fund assets to be managed by investment professionals in other Investment Manager’s teams, such as the Global Rates and Currency Sector Team, the Asset Allocation Team and the Equity Team.

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, R & R5	Class W	Class Z
For investors other than systematic investment plans	$2,000	$1,000	None	$500	Variable	*
Systematic investment plans	$100	$100	None	$500	Variable	*

*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

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Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund) seeks to provide shareholders with positive (absolute) returns. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees (Board) without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance this objective can be achieved.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues positive (absolute) returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit equity market risk (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic equities (including common stock, preferred stock and convertible securities), equity futures, index futures, swaps, fixed-income securities (including sovereign and quasi-sovereign debt obligations and fixed income futures), currency forwards and futures and other commodity-related investments, and exchange-traded funds (ETFs). A long position is an ordinary purchase of a security, future or currency. When the Fund takes a short position, it sells the instrument or currency that it has borrowed in anticipation of a decline in the price of the instrument or currency. To complete the short sale transaction, the Fund buys back the same instrument or currency in the market and returns it to the lender. If the price of the instrument or currency falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions by Columbia Management Investment Advisers, LLC (the Investment Manager). The Investment Manager may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.

The Fund may invest without limit in foreign investments (including currencies), which may include investments in emerging markets, and in investments that are rated below investment-grade (e.g., junk bonds) or, if unrated, deemed to be of comparable quality by the Investment Manager. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

The Investment Manager may use derivatives such as futures (including currency, bond, index and interest rate futures), forward foreign currency contracts, forward rate agreements and interest rate swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, and/or to increase credit exposure. Futures, forwards and swaps, in particular, are expected to be utilized to gain long and short investment (or credit) exposures to securities, indexes, interest rates or currencies (in lieu of purchasing or selling a security, currency or other instrument directly).

The Fund expects to hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts, commodity-linked investments or other derivatives.

The Fund may invest directly in derivatives or indirectly by investing in one or more offshore, wholly-owned subsidiaries (Subsidiaries) that are subject to the same fundamental investment restrictions, compliance policies and procedures as the Fund, but which are not expected to offer or sell their shares to investors other than the Fund. Generally, Subsidiaries will invest primarily in commodity futures, but they may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions. Unlike the Fund (which is subject to limitations under federal tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.

In managing the Fund, the portfolio managers allocate portions of Fund assets to be managed by investment professionals in other Investment Manager’s teams, such as the Global Rates and Currency Sector Team, the Asset Allocation Team and the Equity Team.

Investment Process

The Investment Manager employs a variety of investment strategies, techniques and practices that, in the aggregate, are designed to seek positive long-term returns, with a low correlation to the performance of the broad equity markets. The Investment

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Manager seeks to identify investments that have the potential to exploit inefficiencies or mispricings within individual markets or across markets.

The Investment Manager identifies asset classes and related investment strategies for allocation of the Fund’s assets based on a number of qualitative and quantitative factors, including an assessment of their expected: relative return, risk, volatility and correlation with the performance of other asset classes, strategies and major market indexes. On at least a monthly basis, the Fund’s investment allocations are reviewed and, as a result, may be rebalanced by the Investment Manager based on the foregoing factors. The Investment Manager also considers prevailing market, economic, and other conditions and has the flexibility to adjust allocations, at any time, to align the portfolio with expected conditions.

PRINCIPAL RISKS OF INVESTING IN THE F UND

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund and the Subsidiaries are described below. (References in this section to “the Fund” also include the Subsidiaries, which shares the same risks as the Fund.)

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Commodity Futures Trading Commission Regulatory Risk. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which certain registered investment companies are exempt from the definition of the term “commodity pool operator,” and, thus, not subject to regulation by the CFTC. However, the CFTC recently adopted significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals become effective as adopted, the Fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the Fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the Fund.

Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

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Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

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Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed, which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

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Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

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Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s ability to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS	15p

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus for Class A, Class B, Class C, Class I, Class R, Class W and Class Z are generally based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. Annual fund operating expenses for Class R5 are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.48% for Class A, 2.23% for Class B, 2.23% for Class C, 1.04% for Class I, 1.73% for Class R, 1.09% for Class R5, 1.48% for Class W and 1.23% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

In addition to the derivative instruments described in the Fund’s principal investment strategies, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. In periods of generally heightened volatility and correlations, the investment manager may seek to reduce volatility by reducing allocations to some or all investment strategies. In addition, in such circumstances the investment manager may seek to reduce correlations through the use of derivatives, such as by selling index futures or utilizing other instruments. The Fund may also from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such

COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS	17p

defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND CO MPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.92% of the Fund’s average daily net assets. Under the IMS

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Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2012.

Portfolio Managers. The portfolio managers who are responsible for the day-to-day management of the Fund are:

Todd White, Portfolio Manager

•	Managed the Fund since March 2011.

•	Managing Director, Head of Alternative and Absolute Return Investments.

•	Joined the Investment Manager in 2008.

•

Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass- Through and Options, Lehman Brothers, 2000 to 2004.

•	Began investment career in 1986.

•	BS, Indiana University.

Kent M. Peterson, Ph.D., Portfolio Manager

•	Managed the Fund since March 2011.

•	Senior Portfolio Manager, Alternative and Absolute Return Investments.

•

Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since January 2006. Prior to January 2006, Mr. Peterson was a trading associate at Bridgewater Associates from 2004 to 2005.

•	Began investment career in 1999.

•	BA from Cornell University and a Ph.D. from Princeton University.

In managing the Fund, Messrs. White and Peterson allocate portions of Fund assets to be managed by investment professionals in other Investment Manager’s teams, such as the Global Rates and Currency Sector Team, the Asset Allocation Team and the Equity Team.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS	19p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. (The financial highlights table for Class R5 is not included since this class of shares began operations after the Fund’s fiscal year end and, therefore, has no financial reporting.) Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended May 31,
	2012	2011(a)
Class A
Per share data
Net asset value, beginning of period	$9.92	$10.00
Income from investment operations:
Net investment loss	(0.06)	(0.01)
Net realized and unrealized gain (loss)	0.12	(0.07)
Increase from payments by affiliate	0.04	—
Total from investment operations	0.10	(0.08)
Less distributions to shareholders from:
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.01)	—
Net asset value, end of period	$10.01	$9.92
Total return	1.00% (b)	(0.80%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.15%	5.76%	(d)
Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.68%	1.47%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.95%	5.76%	(d)
Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.48%	1.47%	(d)
Net investment loss	(0.57% )	(0.68%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$55,582	$11,745
Portfolio turnover	154%	11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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	Year ended May 31,
	2012	2011(a)
Class B
Per share data
Net asset value, beginning of period	$9.90	$10.00
Income from investment operations:
Net investment loss	(0.14)	(0.02)
Net realized and unrealized gain (loss)	0.13	(0.08)
Increase from payments by affiliate	0.04	—
Total from investment operations	0.03	(0.10)
Less distributions to shareholders from:
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.01)	—
Net asset value, end of period	$9.92	$9.90
Total return	0.30% (b)	(1.00%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.92%	6.86%	(d)
Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	2.42%	2.22%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	2.73%	6.86%	(d)
Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	2.23%	2.22%	(d)
Net investment loss	(1.38% )	(1.36%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$92	$28
Portfolio turnover	154%	11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS	21p

	Year ended May 31,
	2012	2011(a)
Class C
Per share data
Net asset value, beginning of period	$9.91	$10.00
Income from investment operations:
Net investment loss	(0.13)	(0.02)
Net realized and unrealized gain (loss)	0.12	(0.07)
Increase from payments by affiliate	0.04	—
Total from investment operations	0.03	(0.09)
Less distributions to shareholders from:
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.01)	—
Net asset value, end of period	$9.93	$9.91
Total return	0.30% (b)	(0.90%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.92%	6.73%	(d)
Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	2.44%	2.22%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	2.71%	6.73%	(d)
Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	2.23%	2.22%	(d)
Net investment loss	(1.31% )	(1.44%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$5,637	$970
Portfolio turnover	154%	11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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	Year ended May 31,
	2012	2011(a)
Class I
Per share data
Net asset value, beginning of period	$9.92	$10.00
Income from investment operations:
Net investment loss	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.12	(0.07)
Increase from payments by affiliate	0.04	—
Total from investment operations	0.12	(0.08)
Less distributions to shareholders from:
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.01)	—
Net asset value, end of period	$10.03	$9.92
Total return	1.21% (b)	(0.80%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	1.53%	3.87%	(d)
Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.32%	1.16%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.37%	3.87%	(d)
Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.16%	1.16%	(d)
Net investment loss	(0.37% )	(0.48%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$29,587	$27,767
Portfolio turnover	154%	11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2012.
(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS	23p

	Year ended May 31,
	2012	2011(a)
Class R
Per share data
Net asset value, beginning of period	$9.91	$10.00
Income from investment operations:
Net investment loss	(0.09)	(0.02)
Net realized and unrealized gain (loss)	0.13	(0.07)
Increase from payments by affiliate	0.04	—
Total from investment operations	0.08	(0.09)
Less distributions to shareholders from:
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.01)	—
Net asset value, end of period	$9.98	$9.91
Total return	0.80% (b)	(0.90%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.49%	4.45%	(d)
Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.90%	1.73%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	2.32%	4.45%	(d)
Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.73%	1.73%
Net investment loss	(0.87% )	(1.08%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$5	$2
Portfolio turnover	154%	11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

24p	COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS

	Year ended May 31,
	2012	2011(a)
Class W
Per share data
Net asset value, beginning of period	$9.92	$10.00
Income from investment operations:
Net investment loss	(0.06)	(0.01)
Net realized and unrealized gain (loss)	0.12	(0.07)
Increase from payments by affiliate	0.04	—
Total from investment operations	0.10	(0.08)
Less distributions to shareholders from:
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.01)	—
Net asset value, end of period	$10.01	$9.92
Total return	1.00% (b)	(0.80%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.06%	4.17%	(d)
Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.66%	1.48%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.88%	4.17%	(d)
Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.48%	1.48%	(d)
Net investment loss	(0.66% )	(0.83%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$9,334	$2
Portfolio turnover	154%	11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS	25p

	Year ended May 31,
	2012	2011(a)
Class Z
Per share data
Net asset value, beginning of period	$9.92	$10.00
Income from investment operations:
Net investment loss	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.12	(0.07)
Increase from payments by affiliate	0.04	—
Total from investment operations	0.13	(0.08)
Less distributions to shareholders from:
Net realized gains	(0.01)	—
Total distributions to shareholders	(0.01)	—
Net asset value, end of period	$10.04	$9.92
Total return	1.31% (b)	(0.80%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	1.87%	6.03%	(d)
Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.42%	1.22%	(d)
Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.68%	6.03%	(d)
Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.23%	1.22%	(d)
Net investment loss	(0.33% )	(0.45%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,028	$717
Portfolio turnover	154%	11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

26p	COLUMBIA ABSOLUTE RETURN ENHANCED MULTI-STRATEGY FUND — 2012 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

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accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

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failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.29

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

S.30

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6424-99 D (10/12)

Columbia Absolute Return Multi-Strategy Fund

Prospectus October 1, 2012

Columbia Absolute Return Multi-Strategy Fund seeks to provide shareholders with positive (absolute) returns.

Class	Ticker Symbol
Class A	CMSAX
Class B*	CMSBX
Class C	CRMCX
Class I	CMSIX
Class R	CMSRX
Class R5	CRMRX
Class W	CARWX
Class Z	CARZX

*	This class is available for exchanges only.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	8p
Fund Management	8p
Buying and Selling Shares	8p
Tax Information	8p
Financial Intermediary Compensation	8p
More Information About the Fund	9p
Investment Objective	9p
Principal Investment Strategies of the Fund	9p
Principal Risks of Investing in the Fund	10p
More About Annual Fund Operating Expenses	15p
Other Investment Strategies and Risks	16p
Fund Management and Compensation	17p
Financial Highlights	19p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA ABSOLUTE RETURN MULTI-STRATEGY FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Absolute Return Multi-Strategy Fund (the Fund) seeks to provide shareholders with positive (absolute) returns.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, R, R5, W & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class R		Class R5		Class W		Class Z
Management fees	0.82%		0.82%		0.82%		0.82%		0.82%		0.82%		0.82%		0.82%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%		0.50%		0.00%		0.25%		0.00%
Other expenses(b)
Dividend expenses and borrowing costs on securities sold short(c)	0.26%		0.26%		0.26%		0.26%		0.26%		0.26%		0.26%		0.26%
Remainder of other expenses	0.62%		0.62%		0.62%		0.30%		0.62%		0.35%		0.62%		0.62%
Acquired fund fees and expenses	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%
Total annual fund operating expenses	1.96%		2.71%		2.71%		1.39%		2.21%		1.44%		1.96%		1.71%
Less: Fee waiver/expense reimbursement(d)	(0.31%	)	(0.31%	)	(0.31%	)	(0.19%	)	(0.31%	)	(0.19%	)	(0.31%	)	(0.31%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(d)	1.65%		2.40%		2.40%		1.20%		1.90%		1.25%		1.65%		1.40%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class R5 are based on estimated amounts for the current fiscal year.
(c)

Dividends on short sales are the dividends paid to the lenders of borrowed securities. The expenses related to dividends on short sales will vary depending on whether the securities the Fund sells short pay dividends and on the amount of any such dividends. Expenses also include borrowing costs paid to the broker in connection with borrowing the security to be sold short. The rate paid to brokers varies by security.

(d)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013 unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.38% for Class A, 2.13% for Class B, 2.13% for Class C, 0.93% for Class I, 1.63% for Class R, 0.98% for Class R5, 1.38% for Class W and 1.13% for Class Z.

COLUMBIA ABSOLUTE RETURN MULTI-STRATEGY FUND — 2012 PROSPECTUS	3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$463	$868	$1,299	$2,497
Class B (if shares are redeemed)	$743	$1,112	$1,608	$2,841
Class B (if shares are not redeemed)	$243	$812	$1,408	$2,841
Class C (if shares are redeemed)	$343	$812	$1,408	$3,023
Class C (if shares are not redeemed)	$243	$812	$1,408	$3,023
Class I (whether or not shares are redeemed)	$122	$422	$743	$1,657
Class R (whether or not shares are redeemed)	$193	$662	$1,157	$2,525
Class R5 (whether or not shares are redeemed)	$127	$437	$770	$1,713
Class W (whether or not shares are redeemed)	$168	$586	$1,030	$2,265
Class Z (whether or not shares are redeemed)	$143	$509	$900	$1,999

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues positive (absolute) returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit fixed income market risk (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to employ both long and short positions in foreign and domestic fixed income securities (including sovereign and quasi-sovereign debt obligations), swaps, fixed income futures, equity futures, index futures, currency forwards and futures, other commodity-related investments, equities (including common stock, preferred stock and convertible securities) and exchange traded funds (ETFs). Actual long and short exposures will vary over time.

Columbia Management Investment Advisers, LLC (the Investment Manager) manages the Fund’s assets by employing a variety of strategies, techniques and practices that, in the aggregate, are designed to seek positive returns, with a low correlation to the performance of the broad fixed income markets. The Investment Manager may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.

The Fund may invest without limit in foreign investments (including currencies), which may include investments in emerging markets, and in investments that are rated below investment-grade (e.g., junk bonds) or, if unrated, deemed to be of comparable quality by the Investment Manager. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Investment Manager may use derivatives such as futures (including currency, bond, index and interest rate futures), forward foreign currency contracts, forward rate agreements and interest rate swaps in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, and/or to increase credit exposure. Futures, forwards and swaps, in particular, are expected to be utilized to gain long and short investment (or credit) exposures to securities, indexes, interest rates or currencies (in lieu of purchasing or selling a security, currency or other instrument directly).

The Fund expects to hold a significant amount of cash, money market instruments or other high quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts, commodity-linked investments or other derivatives.

In managing the Fund, the portfolio managers allocate portions of Fund assets to be managed by investment professionals in other Investment Manager’s teams, such as the Global Rates and Currency Sector Team, the Asset Allocation Team and the Equity Team.

4p	COLUMBIA ABSOLUTE RETURN MULTI-STRATEGY FUND — 2012 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund and the Subsidiaries are described below. (References in this section to “the Fund” also include the Subsidiaries, which shares the same risks as the Fund.)

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Commodity Futures Trading Commission Regulatory Risk. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which certain registered investment companies are exempt from the definition of the term “commodity pool operator,” and, thus, not subject to regulation by the CFTC. However, the CFTC recently adopted significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals become effective as adopted, the Fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the Fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the Fund.

Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts may fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. These transactions involve risks, including counterparty risk, hedging risk and interest rate risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

COLUMBIA ABSOLUTE RETURN MULTI-STRATEGY FUND — 2012 PROSPECTUS	5p

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

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Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

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U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

PAST PERFORMANCE

The bar chart and past performance table are not presented because the Fund has not had a full calendar year of operations. The Fund commenced operations on March 31, 2011.

When performance is available, the Fund intends to compare its performance to the performance of the Citigroup 3-month Treasury Bill Index as the primary benchmark and as the secondary benchmark, the Barclays U.S. Aggregate Bond Index.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Todd White	Portfolio Manager	March 2011
Kent M. Peterson, Ph.D.	Portfolio Manager	March 2011

In managing the Fund, Messrs. White and Peterson allocate portions of Fund assets to be managed by investment professionals in other Investment Manager’s teams, such as the Global Rates and Currency Sector Team, the Asset Allocation Team and the Equity Team.

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, R & R5	Class W	Class Z
For investors other than systematic investment plans	$2,000	$1,000	None	$500	Variable	*
Systematic investment plans	$100	$100	None	$500	Variable	*

*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Absolute Return Multi-Strategy Fund (the Fund) seeks to provide shareholders with positive (absolute) returns. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees (Board) without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance this objective can be achieved.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund pursues positive (absolute) returns through a diversified portfolio reflecting multiple asset classes and strategies employed across different markets, while seeking to limit fixed income market risk (commonly referred to as beta) through various investment and hedging strategies. The Fund’s investments and strategies are expected to reflect both long and short positions in foreign and domestic fixed income securities (including sovereign and quasi-sovereign debt and municipal obligations), swaps, fixed income futures, equity futures, index futures, currency forwards and futures, other commodity related investments, equities (including common stock, preferred stock and convertible securities) and exchange traded funds (ETFs). A long position is an ordinary purchase of a security, future or currency. When the Fund takes a short position, it sells the instrument or currency that it has borrowed in anticipation of a decline in the price of the instrument or currency. To complete the short sale transaction, the Fund buys back the same instrument or currency in the market and returns it to the lender. If the price of the instrument or currency falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. Actual long and short exposures will vary over time based on factors such as market movements and assessments of market conditions by Columbia Management Investment Advisers, LLC (the Investment Manager). The Investment Manager may actively and frequently trade securities in the Fund’s portfolio to carry out its principal strategies.

The Fund may invest without limit in foreign investments (including currencies), which may include investments in emerging markets, and in investments that are rated below investment-grade (e.g., junk bonds) or, if unrated, deemed to be of comparable quality by the Investment Manager. The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund, and a bond fund investor, faces as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

The Investment Manager may use derivatives such as futures (including currency, bond, index and interest rate futures), forward foreign currency contracts, forward rate agreements and interest rate swaps, including total return and credit default swaps, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to increase credit exposure. Futures, forwards and swaps, in particular, are expected to be utilized to gain long and short investment (or credit) exposures to securities, indexes, interest rates or currencies (in lieu of purchasing or selling a security, currency or other instrument directly).

The Fund may invest directly in derivatives or indirectly by investing in one or more offshore, wholly-owned subsidiaries (Subsidiaries) that are subject to the same fundamental investment restrictions, compliance policies and procedures as the Fund, but which are not expected to offer or sell their shares to investors other than the Fund. Generally, Subsidiaries will invest primarily in commodity futures, but they may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the 1940 Act), and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions. Unlike the Fund (which is subject to limitations under federal tax laws), Subsidiaries may invest without limitation in commodity-linked derivatives; however, the Fund, in combination with its Subsidiaries, will comply with the same 1940 Act asset coverage requirements with respect to the Subsidiaries’ investments in commodity-linked derivatives that are applicable to the Fund’s direct transactions in derivatives.

The Fund expects to hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles) or other high-quality, short-term investments to cover obligations with respect to, or that may result from, the Fund’s investments in forward foreign currency contracts, currency futures contracts, commodity-linked investments or other derivatives.

In managing the Fund, the portfolio managers allocate portions of Fund assets to be managed by investment professionals in other Investment Manager’s teams, such as the Global Rates and Currency Sector Team, the Asset Allocation Team and the Equity Team.

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Investment Process

The Investment Manager employs a variety of investment strategies, techniques and practices that, in the aggregate, are designed to seek positive long-term returns, with a low correlation to the performance of the broad fixed income markets. The Investment Manager seeks to identify investments that have the potential to exploit inefficiencies or mispricings within individual markets or across markets.

The Investment Manager identifies asset classes and related investment strategies for allocation of the Fund’s assets based on a number of qualitative and quantitative factors, including an assessment of their expected: relative return, risk, volatility and correlation with the performance of other asset classes, strategies and major market indexes. On at least a monthly basis, the Fund’s investment allocations are reviewed and, as a result, may be rebalanced by the Investment Manager based on the foregoing factors. The Investment Manager also considers prevailing market, economic, and other conditions and has the flexibility to adjust allocations, at any time, to align the portfolio with expected conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund and the Subsidiaries are described below. (References in this section to “the Fund” also include the Subsidiaries, which shares the same risks as the Fund.)

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Commodity Futures Trading Commission Regulatory Risk. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which certain registered investment companies are exempt from the definition of the term “commodity pool operator,” and, thus, not subject to regulation by the CFTC. However, the CFTC recently adopted significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals become effective as adopted, the Fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the Fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the Fund.

Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

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Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

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Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed, which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

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Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments. The Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

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Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s ability to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

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Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus for Class A, Class B, Class C, Class I, Class R, Class W and Class Z are generally based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. Annual fund operating expenses for Class R5 are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.38% for Class A, 2.13% for Class B, 2.13% for Class C, 0.93% for Class I, 1.63% for Class R, 0.98% for Class R5, 1.38% for Class W and 1.13% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

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OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

In addition to the derivative instruments described in the Fund’s principal investment strategies, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. In periods of generally heightened volatility and correlations, the investment manager may seek to reduce volatility by reducing allocations to some or all investment strategies. In addition, in such circumstances the investment manager may seek to reduce correlations through the use of derivatives, such as by selling index futures or utilizing other instruments. The Fund may also from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

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The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.82% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2012.

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Portfolio Managers. The portfolio managers who are responsible for the day-to-day management of the Fund are:

Todd White, Portfolio Manager

•	Managed the Fund since March 2011.

•	Managing Director, Head of Alternative and Absolute Return Investments.

•	Joined the Investment Manager in 2008.

•

Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass- Through and Options, Lehman Brothers, 2000 to 2004.

•	Began investment career in 1986.

•	BS, Indiana University.

Kent M. Peterson, Ph.D., Portfolio Manager

•	Managed the Fund since March 2011.

•	Senior Portfolio Manager, Alternative and Absolute Return Investments.

•

Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since January 2006. Prior to January 2006, Mr. Peterson was a trading associate at Bridgewater Associates from 2004 to 2005.

•	Began investment career in 1999.

•	BA from Cornell University and a Ph.D. from Princeton University.

In managing the Fund, Messrs. White and Peterson allocate portions of Fund assets to be managed by investment professionals in other Investment Manager’s teams, such as the Global Rates and Currency Sector Team, the Asset Allocation Team and the Equity Team.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. (The financial highlights table for Class R5 is not included since this class of shares began operations after the Fund’s fiscal year end and, therefore, has no financial reporting.) Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended May 31,
	2012		2011(a)
Class A
Per share data
Net asset value, beginning of period	$9.98		$10.00
Income from investment operations:
Net investment loss	(0.03)		(0.01)
Net realized and unrealized gain (loss)	0.00	(b)	(0.01	)(c)
Increase from payments by affiliates	0.01		—
Total from investment operations	(0.02)		(0.02)
Less distributions to shareholders:
Net realized gains	(0.00	)(b)	—
Total distributions to shareholders	(0.00	)(b)	—
Net asset value, end of period	$9.96		$9.98
Total return	(0.17%	)(d)	(0.20%	)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.99%		3.83%	(f)
Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.65%		1.57%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.72%		3.83%	(f)
Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.38%		1.57%	(f)
Net investment loss	(0.26%	)	(0.67%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$45,673		$11,301
Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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	Year ended May 31,
	2012		2011(a)
Class B
Per share data
Net asset value, beginning of period	$9.97		$10.00
Income from investment operations:
Net investment loss	(0.10)		(0.02)
Net realized and unrealized gain (loss)	0.00	(b)	(0.01	)(c)
Increase from payments by affiliates	0.01		—
Total from investment operations	(0.09)		(0.03)
Less distributions to shareholders:
Net realized gains	(0.00	)(b)	—
Total distributions to shareholders	(0.00	)(b)	—
Net asset value, end of period	$9.88		$9.97
Total return	(0.88%	)(d)	(0.30%	)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	2.75%		4.21%	(f)
Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	2.40%		2.32%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	2.48%		4.21%	(f)
Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	2.13%		2.32%	(f)
Net investment loss	(1.03%	)	(1.41%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$171		$62
Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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	Year ended May 31,
	2012		2011(a)
Class C
Per share data
Net asset value, beginning of period	$9.98		$10.00
Income from investment operations:
Net investment loss	(0.10)		(0.02)
Net realized and unrealized loss	(0.01	)(b)	(0.00	)(b)(c)
Increase from payments by affiliates	0.01		—
Total from investment operations	(0.10)		(0.02)
Less distributions to shareholders:
Net realized gains	(0.00	)(c)	—
Total distributions to shareholders	(0.00	)(c)	—
Net asset value, end of period	$9.88		$9.98
Total return	(0.98%	)(d)	(0.20%	)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	2.74%		4.81%	(f)
Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	2.40%		2.35%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	2.47%		4.81%	(f)
Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	2.13%		2.35%	(f)
Net investment loss	(1.01%	)	(1.41%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$5,196		$1,350
Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.
(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA ABSOLUTE RETURN MULTI-STRATEGY FUND — 2012 PROSPECTUS	21p

	Year ended May 31,
	2012		2011(a)
Class I
Per share data
Net asset value, beginning of period	$9.99		$10.00
Income from investment operations:
Net investment income (loss)	0.00	(b)	(0.01)
Net realized and unrealized gain (loss)	0.00	(b)	(0.00	)(b)(c)
Increase from payments by affiliates	0.01		—
Total from investment operations	0.01		(0.01)
Less distributions to shareholders:
Net realized gains	(0.00	)(b)	—
Total distributions to shareholders	(0.00	)(b)	—
Net asset value, end of period	$10.00		$9.99
Total return	0.13%	(d)	(0.10%	)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.38%		2.92%	(f)
Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.32%		1.22%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.12%		2.92%	(f)
Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.06%		1.22%	(f)
Net investment income (loss)	0.01%		(0.37%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$108,694		$59,115
Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

22p	COLUMBIA ABSOLUTE RETURN MULTI-STRATEGY FUND — 2012 PROSPECTUS

	Year ended May 31,
	2012		2011(a)
Class R
Per share data
Net asset value, beginning of period	$9.98		$10.00
Income from investment operations:
Net investment loss	(0.06)		(0.02)
Net realized and unrealized gain (loss)	0.00	(b)	(0.00	)(b)(c)
Increase from payments by affiliates	0.01		—
Total from investment operations	(0.05)		(0.02)
Less distributions to shareholders:
Net realized gains	(0.00	)(b)	—
Total distributions to shareholders	(0.00	)(b)	—
Net asset value, end of period	$9.93		$9.98
Total return	(0.47%	)(d)	(0.20%	)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	2.28%		3.32%	(f)
Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.86%		1.75%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	2.05%		3.32%	(f)
Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.63%		1.75%	(f)
Net investment loss	(0.59%	)	(0.98%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$2		$2
Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA ABSOLUTE RETURN MULTI-STRATEGY FUND — 2012 PROSPECTUS	23p

	Year ended May 31,
	2012		2011(a)
Class W
Per share data
Net asset value, beginning of period	$9.98		$10.00
Income from investment operations:
Net investment loss	(0.03)		(0.01)
Net realized and unrealized gain (loss)	0.00	(b)	(0.01	)(c)
Increase from payments by affiliates	0.01		—
Total from investment operations	(0.02)		(0.02)
Less distributions to shareholders:
Net realized gains	(0.00	)(b)	—
Total distributions to shareholders	(0.00	)(b)	—
Net asset value, end of period	$9.96		$9.98
Total return	(0.17%	)(d)	(0.20%	)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.98%		3.05%	(f)
Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.63%		1.50%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.73%		3.05%	(f)
Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.38%		1.50%	(f)
Net investment loss	(0.28%	)	(0.73%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$18,610		$2
Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

24p	COLUMBIA ABSOLUTE RETURN MULTI-STRATEGY FUND — 2012 PROSPECTUS

	Year ended May 31,
	2012		2011(a)
Class Z
Per share data
Net asset value, beginning of period	$9.99		$10.00
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	(0.01)
Net realized and unrealized loss	(0.01	)(c)	(0.00	)(b)(c)
Increase from payments by affiliates	0.01		—
Total from investment operations	0.00		(0.01)
Less distributions to shareholders:
Net realized gains	(0.00	)(b)	—
Total distributions to shareholders	(0.00	)(b)	—
Net asset value, end of period	$9.99		$9.99
Total return	0.03%	(d)	(0.10%	)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.71%		3.36%	(f)
Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.40%		1.30%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.44%		3.36%	(f)
Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.13%		1.30%	(f)
Net investment income (loss)	(0.00%	)(b)	(0.45%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$1,049		$362
Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA ABSOLUTE RETURN MULTI-STRATEGY FUND — 2012 PROSPECTUS	25p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

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(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

S.17

accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

S.28

failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.29

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

S.30

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.
Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6425-99 D (10/12)

Columbia Commodity Strategy Fund

Prospectus October 1, 2012

Columbia Commodity Strategy Fund seeks to provide shareholders with total return.

Class	Ticker Symbol
Class A	CCSAX
Class C	CCSCX
Class I	CCIYX
Class R	CCSRX
Class W	CCSWX
Class Z	CCSZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	7p
Fund Management	7p
Buying and Selling Shares	7p
Tax Information	7p
Financial Intermediary Compensation	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	9p
More About Annual Fund Operating Expenses	13p
Other Investment Strategies and Risks	14p
Fund Management and Compensation	15p
Consolidated Financial Highlights	17p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA COMMODITY STRATEGY FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes I, R, W & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	1%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class C		Class I		Class R		Class W		Class Z
Management fees	0.55%		0.55%		0.55%		0.55%		0.55%		0.55%
Distribution and/or service (12b-1) fees	0.25%		1.00%		0.00%		0.50%		0.25%		0.00%
Other expenses(a)	1.96%		1.96%		1.07%		1.96%		1.96%		1.96%
Total annual fund operating expenses	2.76%		3.51%		1.62%		3.01%		2.76%		2.51%
Less: Fee waiver/expense reimbursement(b)	(1.61%	)	(1.61%	)	(0.92%	)	(1.61%	)	(1.61%	)	(1.61%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.15%		1.90%		0.70%		1.40%		1.15%		0.90%

(a)

Other expenses have been restated to reflect contractual changes to certain fees paid by the Fund, and for Class A, Class C, Class R and Class Z other expenses are based on estimated amounts for the current fiscal year.

(b)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.15% for Class A, 1.90% for Class C, 0.70% for Class I, 1.40% for Class R, 1.15% for Class W and 0.90% for Class Z.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$685	$1,238	$1,815	$3,376
Class C (if shares are redeemed)	$293	$928	$1,684	$3,705
Class C (if shares are not redeemed)	$193	$928	$1,684	$3,705
Class I (whether or not shares are redeemed)	$72	$421	$794	$1,844
Class R (whether or not shares are redeemed)	$143	$779	$1,440	$3,213
Class W (whether or not shares are redeemed)	$117	$703	$1,316	$2,972
Class Z (whether or not shares are redeemed)	$92	$628	$1,190	$2,724

COLUMBIA COMMODITY STRATEGY FUND — 2012 PROSPECTUS	3p

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s initial fiscal period from July 28, 2011 (commencement of operations) to May 31, 2012, the portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a diversified fund that, under normal market conditions, seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests, directly and indirectly, in a portfolio of commodity-linked investments, including commodity-linked futures, structured notes and/or swaps that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. A substantial portion of the Fund’s net assets will also be invested in a portfolio of fixed income securities rated investment-grade or, if unrated, deemed of comparable quality, which will consist primarily of: (i) U.S. Government securities, corporate debt securities, mortgage-backed securities and/or asset-backed securities; and/or (ii) shares of an affiliated money market fund. In addition to investing in these holdings for their income-producing potential, these holdings will be designated by the Fund, as necessary, to serve as collateral with respect to the Fund’s commodity-linked investments. The Fund primarily expects to gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the Subsidiary). The Subsidiary’s commodity-linked investments are expected to produce leveraged exposure to the performance of the commodities markets. It is expected that the gross notional value of the Fund’s (including the Subsidiary’s) commodity-linked investments will be equivalent to at least 90% of the Fund’s net assets. Like the Fund, the Subsidiary will not invest directly in physical commodities. The Subsidiary also invests in investment-grade fixed income securities and shares of an affiliated money market fund for investment purposes or to serve as collateral for its commodity-linked investments. The Fund’s investment in the Subsidiary permits it to gain exposure to the commodities markets in a potentially tax-efficient manner. The Subsidiary has the same investment objective as the Fund and, like the Fund, is managed by Columbia Management Investment Advisers, LLC and subadvised by Threadneedle International Limited.

Derivatives, such as futures, options, structured notes and swaps, may also be utilized to produce incremental earnings, hedge existing positions, increase market exposure and/or increase investment flexibility. Actual exposures will vary over time based on factors such as market movements and assessments of market conditions by the Fund’s portfolio managers. The Fund may engage in derivative transactions on both U.S. and foreign exchanges or in the “over-the-counter” (OTC) market.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund and the Subsidiary are described below. (References in this section to “the Fund” also include the Subsidiary, which shares the same risks as the Fund.)

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

4p	COLUMBIA COMMODITY STRATEGY FUND — 2012 PROSPECTUS

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk. Below is more detailed information on certain derivatives expected to be utilized by the Fund.

Derivatives Risk/Commodity-Linked Structured Notes Risk. Investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a liquid secondary market, and risk of greater volatility than investments in traditional equity and debt markets. These instruments involve additional risks, including counterparty risk and hedging risk.

Derivatives Risk/Commodity-Linked Swaps Risk. Commodity-linked swaps could result in losses if the underlying asset (e.g., a particular commodity) or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk, hedging risk, pricing risk and liquidity risk.

Derivatives Risk/Futures Contracts Risk. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not provide the same protection as U.S. exchanges. These transactions involve additional risks, including counterparty risk, hedging risk and pricing risk.

Derivatives Risk/Options Risk. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. These transactions involve other risks, including counterparty risk and hedging risk.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Investing in Wholly-Owned Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-linked investments held by the Subsidiary are similar to those that are permitted to be held by the Fund, and thus, are subject to the same risks as the Fund (which are described in this prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Fund’s SAI and could adversely affect the Fund and its shareholders.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

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Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives.

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Tax Risk. In order to qualify as a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Certain commodity-linked investments generate or may generate income that is not “qualifying income” for purposes of meeting this 90% test. The Internal Revenue Service (the IRS) has issued a number of private letter rulings (PLRs) to mutual funds unaffiliated with the Fund that indicate that certain income from a fund’s investment in a controlled foreign corporation, like the Subsidiary, will constitute “qualifying income” for purposes of Subchapter M of the Code. The IRS has suspended issuance of further PLRs addressing these matters pending a review of its position. Although PLRs may not be used or cited as precedent, the Fund has structured its investment in commodity-linked investments (which are made through the Subsidiary) based on the reasoning of the PLRs issued to other funds and generally intends to gain exposure to the commodities markets through investments that give rise to “qualifying income,” by investing indirectly through its investments in the Subsidiary, which, in turn, invests directly in commodities or commodity-linked instruments. If the IRS were to change its position taken in existing PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Subsidiary might not be “qualifying income” and the Fund might not qualify as a regulated investment company for one or more years. The Fund must also meet certain asset diversification requirements in order to qualify as a regulated investment company, including investing no more than 25% of its total assets in the Subsidiary as of the end of each quarter of its taxable year. If the Fund does not appropriately limit its commodity-linked investments, including through its investments in the Subsidiary, or if such investments are recharacterized for U.S. federal income tax purposes, the Fund may be unable to qualify as a regulated investment company for one or more years. If the Fund were to fail to so qualify, the value of an investment in the Fund and the favorable tax treatment of contracts funded by the Fund would be adversely affected. In this event, the Fund’s Board may authorize a significant change in the Fund’s investment strategy and/or the Fund’s liquidation.

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U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

PAST PERFORMANCE

The bar chart and average annual total return table are not presented because the Fund, which commenced operations on July 28, 2011, does not have annual returns for a full calendar year as of the date of this prospectus. When performance is available, the Fund intends to compare its performance to the performance of the Dow Jones-UBS Commodity Index.

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Threadneedle International Limited

Portfolio Manager	Title	Managed Fund Since
David Donora	Portfolio Manager	2011
Nicolas Robin	Portfolio Manager	2011

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A & C)	Individual retirement accounts (Classes A & C)	Classes I & R	Class W	Class Z
For investors other than systematic investment plans	$2,000	$1,000	None	$500	Variable	*
Systematic investment plans	$100	$100	None	$500	Variable	*

*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000, depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance this objective can be achieved.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund is a diversified fund that, under normal market conditions, seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests, directly and indirectly, in a portfolio of commodity-linked investments, including commodity-linked futures, structured notes and/or swaps that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. A substantial portion of the Fund’s net assets will also be invested in a portfolio of fixed income securities rated investment-grade or, if unrated, deemed of comparable quality, which will consist primarily of: (i) U.S. Government securities, corporate debt securities, mortgage-backed securities and/or asset-backed securities; and/or (ii) shares of an affiliated money market fund. In addition to investing in these holdings for their income-producing potential, these holdings will be designated by the Fund, as necessary, to serve as collateral with respect to the Fund’s commodity-linked investments. The Fund primarily expects to gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the Subsidiary). The Subsidiary’s commodity-linked investments are expected to produce leveraged exposure to the performance of the commodities markets. It is expected that the gross notional value of the Fund’s (including the Subsidiary’s) commodity-linked investments will be equivalent to at least 90% of the Fund’s net assets. Like the Fund, the Subsidiary will not invest directly in physical commodities. The Subsidiary also invests in investment-grade fixed income securities and shares of an affiliated money market fund for investment purposes or to serve as collateral for its commodity-linked investments. The Fund’s investment in the Subsidiary permits it to gain exposure to the commodities markets in a potentially tax-efficient manner. The Subsidiary has the same investment objective as the Fund and, like the Fund, is managed by Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) and subadvised by Threadneedle International Limited (Threadneedle).

The Fund (primarily through the Subsidiary) is expected to invest significantly in commodity-linked futures contracts in furtherance of its investment objective. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, asset (e.g., commodity) or currency at a future time at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. In particular, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity. In order to avoid the delivery process and maintain a long futures position, the Fund and the Subsidiary will typically replace futures contracts as they approach expiration by contracts that have a later expiration. This process is known as “rolling” a futures position. As a result, the Fund and the Subsidiary do not expect to engage in physical settlement of commodities futures.

The Fund and the Subsidiary may also utilize commodity-linked structured notes to gain exposure to commodities markets. Commodity-linked structured notes have characteristics of both a debt security and a commodity-linked derivative. Typically, commodity-linked structured notes are issued by a bank or other financial institution or a commodity producer at a specified face value (for example $100 or $1,000). They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months. At maturity, the Fund or the Subsidiary, as the case may be, receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.

The Fund and the Subsidiary typically have the right to “put” (or sell) a commodity-linked structured note to the issuer at any time, at a price that is calculated based on the price movement of the underlying variable. A typical commodity-linked structured note also provides that the issuer will automatically repurchase the note from the Fund or the Subsidiary, as the case may be, if the value of the note decreases to a specified level based on the price of the underlying variable.

The Fund and the Subsidiary may also invest in commodity-linked swaps. Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount.

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Derivatives, such as futures, options, structured notes and swaps, may also be utilized to produce incremental earnings, hedge existing positions, increase market exposure and/or increase investment flexibility. Actual exposures will vary over time based on factors such as market movements and assessments of market conditions by the Fund’s portfolio managers. The Fund may engage in derivative transactions on both U.S. and foreign exchanges or in the “over-the-counter” (OTC) market.

The Fund’s investment manager, Columbia Management, is responsible for oversight of the Fund’s subadviser, Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., the parent company of Columbia Management.

Investment Process

In constructing the portfolio’s exposure to commodities markets, Threadneedle seeks to exploit temporary market inefficiencies or other events and identify investment opportunities across a broad spectrum of the commodities markets through the use of both macroeconomic assessments of commodity sectors (such as industrial metals sector, precious metals sector, energy sector and agriculture sector) and fundamental analyses of individual commodities (such as aluminum, zinc, silver, platinum, crude oil, natural gas, corn, cocoa, etc.). In analyzing conditions for investment in particular sectors and applying macroeconomic analysis, the Fund’s portfolio managers will rely on economic research, investment themes and sector weighting and asset allocation considerations. The portfolio managers’ views of individual commodities are driven by market information (i.e., relative value) and fundamental inputs (e.g., short-term shifts in supply and demand, weather conditions for particular agricultural commodities), technical inputs (e.g., volatility, market trends), seasonal inputs (e.g., seasonal period performance), and structural and liquidity inputs (e.g., heavy shorting in market against a particular commodity). The portfolio managers will then implement their approach by constructing a portfolio that is generally allocated among a variety of commodity sectors. The portfolio managers will consider which type of commodity-linked investment is best suited to provide the desired exposure to the commodities markets at a given point in time and the extent to which investments should be made directly or indirectly through the Subsidiary. In constructing the Fund’s fixed-income portfolio, Threadneedle seeks to identify a broad portfolio of investment-grade fixed income securities, generally with a dollar-weighted average portfolio duration of 1 year or less. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. In pursuing the Fund’s investment objective, Threadneedle has considerable flexibility in deciding which investments it buys, holds or sells on a day-to-day basis. Threadneedle actively manages the Fund’s and the Subsidiary’s exposure to commodities markets and will rebalance commodity sector positions and weightings when there are perceived opportunities in other sectors or in other individual commodities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund and the Subsidiary are described below. (References in this section to “the Fund” also include the Subsidiary, which shares the same risks as the Fund.)

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

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Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk (related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument), and liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund).

U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions.

Below is more detailed information on certain derivatives expected to be utilized by the Fund. Also, see the SAI for more information on derivative instruments and related risks.

Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to

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counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Investing in Wholly-Owned Subsidiary Risk. By investing in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (Subsidiary), the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is subject to the same Principal Risks that the Fund is subject to (which are described in this prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act) and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Columbia Management, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, Columbia Management will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.

COLUMBIA COMMODITY STRATEGY FUND — 2012 PROSPECTUS	11p

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value (NAV) even greater and thus result in increased volatility of returns. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives.

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest

12p	COLUMBIA COMMODITY STRATEGY FUND — 2012 PROSPECTUS

the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Tax Risk. In order to qualify as a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Certain commodity-linked investments generate or may generate income that is not “qualifying income” for purposes of meeting this 90% test. The Internal Revenue Service (the IRS) has issued a number of private letter rulings (PLRs) to mutual funds unaffiliated with the Fund that indicate that certain income from a fund’s investment in a controlled foreign corporation, like the Subsidiary, will constitute “qualifying income” for purposes of Subchapter M of the Code. The IRS has suspended issuance of further PLRs addressing these matters pending a review of its position. Although PLRs may not be used or cited as precedent, the Fund has structured its investment in commodity-linked investments (which are made through the Subsidiary) based on the reasoning of the PLRs issued to other funds and generally intends to gain exposure to the commodities markets through investments that give rise to “qualifying income,” by investing indirectly through its investments in the Subsidiary, which, in turn, invests directly in commodities or commodity-linked instruments. If the IRS were to change its position taken in existing PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Subsidiary might not be “qualifying income” and the Fund might not qualify as a regulated investment company for one or more years. The Fund must also meet certain asset diversification requirements in order to qualify as a regulated investment company, including investing no more than 25% of its total assets in the Subsidiary as of the end of each quarter of its taxable year. If the Fund does not appropriately limit its commodity-linked investments, including through its investments in the Subsidiary, or if such investments are recharacterized for U.S. federal income tax purposes, the Fund may be unable to qualify as a regulated investment company for one or more years. If the Fund were to fail to so qualify, the value of an investment in the Fund and the favorable tax treatment of contracts funded by the Fund would be adversely affected. In this event, the Fund’s Board may authorize a significant change in the Fund’s investment strategy and/or the Fund’s liquidation.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses for Class I and Class W are generally based on expenses incurred during the Fund’s most recently completed fiscal period and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal period. Annual fund operating expenses for Class A, Class C, Class R and Class Z are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually

COLUMBIA COMMODITY STRATEGY FUND — 2012 PROSPECTUS	13p

agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.15% for Class A, 1.90% for Class C, 0.70% for Class I, 1.40% for Class R, 1.15% for Class W and 0.90% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. For more information on strategies, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty),

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including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Consolidated Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee is 0.55% of the Fund’s average daily net assets on the first $500 million, gradually reducing to 0.44% as assets increase. Under the IMS Agreement, the Fund also pays its taxes, brokerage commissions, and nonadvisory expenses.

Columbia Management contracts with and compensates Threadneedle International Limited (Subadviser or Threadneedle) to manage the investment of the Fund’s assets pursuant to a subadvisory agreement (the Subadvisory Agreement). Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and Columbia Management, and Threadneedle selects the Subsidiary’s investments pursuant to an Addendum to the Subadvisory Agreement with Columbia Management. Columbia Management monitors the compliance of Threadneedle with the investment objective and related policies of the Fund and the Subsidiary, reviews the performance of Threadneedle, and reports periodically to the Fund’s Board.

A discussion regarding the basis for the Board approving the renewal of the IMS Agreement and the Subadvisory Agreement is available in the Fund’s annual report to shareholders for the fiscal period ended May 31, 2012.

COLUMBIA COMMODITY STRATEGY FUND — 2012 PROSPECTUS	15p

Threadneedle

Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial. The portfolio managers who lead the team responsible for the day-to-day portfolio management of the Fund, including the assets of the Subsidiary, are:

David Donora, Portfolio Manager

•	Managed the Fund since 2011.

•	Joined Threadneedle in 2008 as a fund manager specializing in commodities.

•	Began investment career in 1982 and previously worked at Marine Midland Bank, UBS AG, Canadian Imperial Bank of Commerce (CIBC) and Refco Overseas Ltd.

•	BA in Finance, University of Notre Dame.

Nicolas Robin, Portfolio Manager

•	Managed the Fund since 2011.

•	Joined Threadneedle in 2010 as a fund manager specializing in commodities.

•	Began investment career in 2001 and previously worked at Barep Asset Management (Société Générale Group) and JPMorgan Chase & Co.

•	BSc in Government and Economics and MSc in Political Theory, London School of Economics.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

About the Fund’s Wholly-Owned Subsidiary

The Subsidiary is an exempted company organized under the laws of the Cayman Islands. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies.” The Fund must invest no more than 25% of its total assets in the Subsidiary as of the end of each quarter of its taxable year.

The Subsidiary is overseen by its own board of directors. However, the Fund’s Board maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and Columbia Management, and Threadneedle selects the Subsidiary’s investments pursuant to an Addendum to the Subadvisory Agreement with Columbia Management. Under these agreements, Columbia Management and Threadneedle provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to the Fund. The Subsidiary has entered into separate contracts for the provision of administrative and custody services with the same service providers who provide these services to the Fund. The Subsidiary will bear the fees and expenses incurred in connection with the advisory, administrative and custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. Columbia Management will also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.

Please refer to the SAI for additional information about the organization and management of the Subsidiary.

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Consolidated Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. (The financial highlight tables for Class A, Class C, Class R and Class Z are not included since these classes of shares began operations after the Fund’s fiscal year end and, therefore, have no financial reporting.) Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year Ended May 31, 2012(a)
Class I
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.04)
Net realized and unrealized loss	(1.46)
Total from investment operations	(1.50)
Net asset value, end of period	$8.50
Total return	(15.00%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.62%	(c)
Net expenses after fees waived or expenses reimbursed(d)	0.70%	(c)
Net investment loss	(0.56%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$24,576
Portfolio turnover	0%

	Year Ended May 31, 2012(a)
Class W
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment loss	(0.08)
Net realized and unrealized loss	(1.45)
Total from investment operations	(1.53)
Net asset value, end of period	$8.47
Total return	(15.30%	)
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.76%	(c)
Net expenses after fees waived or expenses reimbursed(d)	1.15%	(c)
Net investment loss	(0.99%	)(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	0%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA COMMODITY STRATEGY FUND — 2012 PROSPECTUS	17p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

•1.00% CDSC if redeemed within 12 months of purchase and

•0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

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accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

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failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6498-99 D (10/12)

Columbia Diversified Equity Income Fund

Prospectus October 1, 2012

Columbia Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

Class	Ticker Symbol
Class A	INDZX
Class B	IDEBX
Class C	ADECX
Class I	ADIIX
Class K*	IDQYX
Class R	RDEIX
Class R4**	RDERX
Class R5	RSEDX
Class W	CDEWX
Class Y	CDEYX
Class Z	CDVZX

* Effective October 25, 2012, Class R4 is renamed as Class K.

** Effective October 31, 2012, Class R3 is renamed as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	6p
Buying and Selling Shares	7p
Tax Information	7p
Financial Intermediary Compensation	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	8p
More About Annual Fund Operating Expenses and Past Performance	9p
Other Investment Strategies and Risks	10p
Fund Management and Compensation	11p
Financial Highlights	13p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Diversified Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia and Columbia Acorn funds. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R, R4, R5, W, Y & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I	Class K	Class R		Class R4		Class R5	Class W		Class Y	Class Z
Management fees	0.56%		0.56%		0.56%		0.56%	0.56%	0.56%		0.56%		0.56%	0.56%		0.56%	0.56%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%	0.00%	0.50%		0.00%		0.00%	0.25%		0.00%	0.00%
Other expenses(b)	0.31%		0.31%		0.31%		0.07%	0.37%	0.31%		0.31%		0.12%	0.31%		0.07%	0.31%
Total annual fund operating expenses	1.12%		1.87%		1.87%		0.63%	0.93%	1.37%		0.87%		0.68%	1.12%		0.63%	0.87%
Less: Fee waiver/expense reimbursement(c)	(0.04%	)	(0.04%	)	(0.04%	)	0.00%	0.00%	(0.04%	)	(0.04%	)	0.00%	(0.04%	)	0.00%	(0.04%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(c)	1.08%		1.83%		1.83%		0.63%	0.93%	1.33%		0.83%		0.68%	1.08%		0.63%	0.83%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class Y are based on estimated amounts for the current fiscal year.
(c)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.68% for Class I, 0.98% for Class K, 1.33% for Class R, 0.83% for Class R4, 0.73% for Class R5, 1.08% for Class W, 0.68% for Class Y and 0.83% for Class Z.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS	3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$679	$903	$1,150	$1,857
Class B (if shares are redeemed)	$686	$880	$1,204	$1,992
Class B (if shares are not redeemed)	$186	$580	$1,004	$1,992
Class C (if shares are redeemed)	$286	$580	$1,004	$2,189
Class C (if shares are not redeemed)	$186	$580	$1,004	$2,189
Class I (whether or not shares are redeemed)	$64	$202	$352	$790
Class K (whether or not shares are redeemed)	$95	$297	$516	$1,147
Class R (whether or not shares are redeemed)	$135	$426	$743	$1,644
Class R4 (whether or not shares are redeemed)	$85	$270	$475	$1,069
Class R5 (whether or not shares are redeemed)	$69	$218	$379	$850
Class W (whether or not shares are redeemed)	$110	$348	$610	$1,361
Class Y (whether or not shares are redeemed)	$64	$202	$352	$790
Class Z (whether or not shares are redeemed)	$85	$270	$475	$1,069

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from October 1, 2011 to May 31, 2012, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio and for the prior fiscal year ended September 30, 2011, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index or other funds with similar investment objectives. The Fund may fail to achieve its investment objective(s) and may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in U.S. companies.

4p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Fund portfolio manager’s perceived value assessment of that security, or may decline in price, even though the Fund portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of its benchmark index. The inception date of the Fund’s Class A shares is October 15, 1990, the inception date of the Fund’s Class B and Class K shares is March 20, 1995, the inception date of the Fund’s Class C shares is June 26, 2000, the inception date of the Fund’s Class I shares is March 4, 2004, the inception date of the Fund’s Class W shares is December 1, 2006, the inception date of the Fund’s Class R, Class R4 and Class R5 shares is December 11, 2006 and the inception date of the Fund’s Class Z shares is September 27, 2010. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the relevant class inception date. Class Y shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance is not yet available. The returns shown for all periods for any share class that does not have available performance are the returns of Class A shares (without applicable sales charges) of the Fund. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS	5p

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. The after-tax returns shown in the table are calculated using the highest historical U.S. individual federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 22.66% (quarter ended June 30, 2003).
¡ Lowest return for a calendar quarter was –23.62% (quarter ended December 31, 2008).
¡ Class A year-to-date return was 7.86% at June 30, 2012.

Average Annual Total Returns (after applicable sales charges)
(for periods ended December 31, 2011)	1 year	5 years	10 years
Columbia Diversified Equity Income Fund:
Class A — before taxes	-10.75%	-3.28%	4.62%
Class A — after taxes on distributions	-10.95%	-4.08%	3.75%
Class A — after taxes on distributions and redemption of fund shares	-6.73%	-2.93%	3.79%
Class B — before taxes	-10.74%	-3.21%	4.44%
Class C — before taxes	-6.96%	-2.85%	4.45%
Class I — before taxes	-4.90%	-1.68%	5.60%
Class K — before taxes	-5.10%	-1.95%	5.43%
Class R — before taxes	-5.52%	-2.44%	4.94%
Class R4 — before taxes	-5.50%	-2.23%	5.14%
Class R5 — before taxes	-4.94%	-1.73%	5.45%
Class W — before taxes	-5.34%	-2.12%	5.25%
Class Y — before taxes	-5.28%	-2.12%	5.25%
Class Z — before taxes	-5.04%	-2.05%	5.28%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	-2.64%	3.89%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Steve Schroll, CFA	Portfolio Manager	2003
Laton Spahr, CFA	Portfolio Manager	2003
Paul Stocking, CFA	Portfolio Manager	2006

6p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, K, R, R4 & R5	Class W	Classes Y & Z
For investors other than systematic investment plans	$2,000	$1,000	None	$500	Variable	*
Systematic investment plans	$100	$100	None	$500	Variable	*

*	There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000. Systematic Investment Plans are not available for Class Y shares. The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS	7p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Diversified Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund’s objectives.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objectives, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses equity investments by seeking to:

•

Select companies that are undervalued based on a variety of measures, including, but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	Identify companies with moderate growth potential based on:

•	effective management, as demonstrated by overall performance;

•	financial strength; and

•	underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	The security has reached the Investment Manager’s price objective.

•	The company has met the Investment Manager’s earnings and/or growth expectations.

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings.

•	The company or the security continues to meet the other standards described above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index or other funds with similar investment objectives and/or strategies. The Fund may fail to achieve its investment objective(s) and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Foreign Securities Risk. Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents

8p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS

are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Fund portfolio manager’s perceived value assessment of that security, or may decline in price, even though the Fund portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus for Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z are generally based on expenses incurred during the Fund’s most recently completed fiscal period and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal period. Annual fund operating expenses for Class Y are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2014 unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.63% for Class I, 0.93% for Class K, 1.33% for Class R, 0.83% for Class R4, 0.68% for Class R5, 1.08% for Class W, 0.63% for Class Y and 0.83% for Class Z.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS	9p

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

10p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS	11p

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the annualized fee for the most recent fiscal period from October 1, 2011 to May 31, 2012 was 0.56% of the Fund’s average daily net assets. During the most recent fiscal period, the Fund’s fiscal year end changed from September 30 to May 31. The fee for the prior fiscal year ended September 30, 2011 was 0.60% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.04% for that fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the PIA was the Lipper Equity Income Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. The PIA was terminated effective July 1, 2011. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2012.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Steve Schroll, CFA, Portfolio Manager

•	Managed the Fund since 2003.

•	Joined the Investment Manager in 1998 as a Senior Security Analyst.

•	Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

•	Managed the Fund since 2003.

•	Joined the Investment Manager in 2001 as a Security Analyst.

•	Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

•	Began investment career in 1998.

•	MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, CFA, Portfolio Manager

•	Managed the Fund since 2006.

•	Joined the Investment Manager in 1995 as a Senior Equity Analyst.

•	Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

•	Began investment career in 1987.

•	MBA, University of Chicago.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

12p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. The financial highlights table for Class Y is not included since this class of shares began operations after the Fund’s fiscal year end and, therefore, has no financial reporting. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year Ended May 31, 2012(a)		Year Ended September 30,
			2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$8.53		$9.03	$8.31	$9.31	$14.34	$13.10
Income from investment operations:
Net investment income	0.11		0.12	0.12	0.16	0.17	0.18
Net realized and unrealized gain (loss)	1.20		(0.49)	0.72	(1.02)	(3.44)	2.41
Total from investment operations	1.31		(0.37)	0.84	(0.86)	(3.27)	2.59
Less distributions to shareholders:
Net investment income	(0.08)		(0.13)	(0.12)	(0.14)	(0.17)	(0.18)
Net realized gains	—		—	—	—	(1.32)	(1.17)
Tax return of capital	—		—	—	—	(0.27)	—
Total distributions to shareholders	(0.08)		(0.13)	(0.12)	(0.14)	(1.76)	(1.35)
Net asset value, end of period	$9.76		$8.53	$9.03	$8.31	$9.31	$14.34
Total return	15.31%		(4.32% )	10.18%	(8.91% )	(25.05% )	20.98%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.10%	(c)	1.13%	1.12%	0.99%	1.08%	1.00%
Net expenses after fees waived or expenses reimbursed(d)	1.10%	(c), (e)	1.13% (e)	1.12%	0.99%	1.08%	1.00%
Net investment income	1.66%	(c)	1.20% (e)	1.36%	2.21%	1.49%	1.34%
Supplemental data
Net assets, end of period (in thousands)	$2,320,419		$3,197,508	$3,516,017	$3,516,948	$4,504,418	$6,501,874
Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 CLASS Z PROSPECTUS	13p

	Year Ended May 31, 2012(a)		Year Ended September 30,
			2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$8.56		$9.05	$8.33	$9.32	$14.35	$13.11
Income from investment operations:
Net investment income	0.06		0.04	0.05	0.10	0.08	0.08
Net realized and unrealized gain (loss)	1.21		(0.49)	0.72	(1.00)	(3.45)	2.40
Total from investment operations	1.27		(0.45)	0.77	(0.90)	(3.37)	2.48
Less distributions to shareholders:
Net investment income	(0.04)		(0.04)	(0.05)	(0.09)	(0.07)	(0.07)
Net realized gains	—		—	—	—	(1.32)	(1.17)
Tax return of capital	—		—	—	—	(0.27)	—
Total distributions to shareholders	(0.04)		(0.04)	(0.05)	(0.09)	(1.66)	(1.24)
Net asset value, end of period	$9.79		$8.56	$9.05	$8.33	$9.32	$14.35
Total return	14.82%		(5.01% )	9.26%	(9.53% )	(25.66% )	20.04%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.87%	(c)	1.88%	1.89%	1.76%	1.84%	1.76%
Net expenses after fees waived or expenses reimbursed(d)	1.87%	(c), (e)	1.88% (e)	1.89%	1.76%	1.84%	1.76%
Net investment income	0.93%	(c)	0.43% (e)	0.58%	1.49%	0.71%	0.57%
Supplemental data
Net assets, end of period (in thousands)	$138,560		$142,429	$246,456	$377,652	$633,360	$1,113,206
Portfolio turnover	16%		36%	34%	38%	31%	31%
Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

14p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 CLASS Z PROSPECTUS

	Year Ended May 31, 2012(a)		Year Ended September 30,
			2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$8.52		$9.02	$8.30	$9.30	$14.32	$13.09
Income from investment operations:
Net investment income	0.06		0.04	0.05	0.10	0.09	0.08
Net realized and unrealized gain (loss)	1.20		(0.49)	0.73	(1.01)	(3.44)	2.40
Total from investment operations	1.26		(0.45)	0.78	(0.91)	(3.35)	2.48
Less distributions to shareholders:
Net investment income	(0.04)		(0.05)	(0.06)	(0.09)	(0.08)	(0.08)
Net realized gains	—		—	—	—	(1.32)	(1.17)
Tax return of capital	—		—	—	—	(0.27)	—
Total distributions to shareholders	(0.04)		(0.05)	(0.06)	(0.09)	(1.67)	(1.25)
Net asset value, end of period	$9.74		$8.52	$9.02	$8.30	$9.30	$14.32
Total return	14.80%		(5.07% )	9.37%	(9.61% )	(25.60% )	20.04%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.85%	(c)	1.88%	1.88%	1.75%	1.83%	1.76%
Net expenses after fees waived or expenses reimbursed(d)	1.85%	(c), (e)	1.88% (e)	1.88%	1.75%	1.83%	1.76%
Net investment income	0.95%	(c)	0.44% (e)	0.60%	1.46%	0.75%	0.58%
Supplemental data
Net assets, end of period (in thousands)	$55,775		$54,238	$66,505	$72,372	$93,321	$113,516
Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 CLASS Z PROSPECTUS	15p

	Year Ended May 31, 2012(a)		Year Ended September 30,
			2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$8.52		$9.02	$8.30	$9.30	$14.33	$13.09
Income from investment operations:
Net investment income	0.14		0.16	0.16	0.19	0.22	0.23
Net realized and unrealized gain (loss)	1.20		(0.49)	0.72	(1.01)	(3.45)	2.41
Total from investment operations	1.34		(0.33)	0.88	(0.82)	(3.23)	2.64
Less distributions to shareholders:
Net investment income	(0.10)		(0.17)	(0.16)	(0.18)	(0.21)	(0.23)
Net realized gains	—		—	—	—	(1.32)	(1.17)
Tax return of capital	—		—	—	—	(0.27)	—
Total distributions to shareholders	(0.10)		(0.17)	(0.16)	(0.18)	(1.80)	(1.40)
Net asset value, end of period	$9.76		$8.52	$9.02	$8.30	$9.30	$14.33
Total return	15.76%		(3.88% )	10.69%	(8.47% )	(24.75% )	21.44%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.63%	(c)	0.67%	0.67%	0.50%	0.67%	0.62%
Net expenses after fees waived or expenses reimbursed(d)	0.63%	(c)	0.67%	0.67%	0.50%	0.67%	0.62%
Net investment income	2.13%	(c)	1.63%	1.82%	2.69%	1.98%	1.72%
Supplemental data
Net assets, end of period (in thousands)	$39,849		$79,024	$213,083	$212,064	$189,997	$131,742
Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

16p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 CLASS Z PROSPECTUS

	Year Ended May 31, 2012(a)		Year Ended September 30,
			2011	2010	2009	2008	2007
Class K*
Per share data
Net asset value, beginning of period	$8.53		$9.04	$8.32	$9.31	$14.35	$13.11
Income from investment operations:
Net investment income	0.12		0.14	0.13	0.17	0.19	0.20
Net realized and unrealized gain (loss)	1.20		(0.50)	0.73	(1.00)	(3.46)	2.41
Total from investment operations	1.32		(0.36)	0.86	(0.83)	(3.27)	2.61
Less distributions to shareholders:
Net investment income	(0.08)		(0.15)	(0.14)	(0.16)	(0.18)	(0.20)
Net realized gains	—		—	—	—	(1.32)	(1.17)
Tax return of capital	—		—	—	—	(0.27)	—
Total distributions to shareholders	(0.08)		(0.15)	(0.14)	(0.16)	(1.77)	(1.37)
Net asset value, end of period	$9.77		$8.53	$9.04	$8.32	$9.31	$14.35
Total return	15.51%		(4.23% )	10.34%	(8.57% )	(24.98% )	21.10%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.93%	(c)	0.97%	0.97%	0.80%	0.98%	0.91%
Net expenses after fees waived or expenses reimbursed(d)	0.93%	(c)	0.97%	0.97%	0.75%	0.94%	0.89%
Net investment income	1.87%	(c)	1.36%	1.52%	2.42%	1.66%	1.46%
Supplemental data
Net assets, end of period (in thousands)	$202,741		$189,510	$217,779	$197,977	$182,738	$209,638
Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

*	Effective October 25, 2012, Class R4 is renamed as Class K.
(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 CLASS Z PROSPECTUS	17p

	Year Ended May 31, 2012(a)		Year Ended September 30,
			2011	2010	2009	2008	2007(b)
Class R
Per share data
Net asset value, beginning of period	$8.50		$8.99	$8.28	$9.28	$14.33	$14.03
Income from investment operations:
Net investment income	0.09		0.09	0.09	0.13	0.14	0.11
Net realized and unrealized gain (loss)	1.20		(0.48)	0.72	(1.01)	(3.45)	1.52
Total from investment operations	1.29		(0.39)	0.81	(0.88)	(3.31)	1.63
Less distributions to shareholders:
Net investment income	(0.07)		(0.10)	(0.10)	(0.12)	(0.15)	(0.16)
Net realized gains	—		—	—	—	(1.32)	(1.17)
Tax return of capital	—		—	—	—	(0.27)	—
Total distributions to shareholders	(0.07)		(0.10)	(0.10)	(0.12)	(1.74)	(1.33)
Net asset value, end of period	$9.72		$8.50	$8.99	$8.28	$9.28	$14.33
Total return	15.14%		(4.46% )	9.76%	(9.20% )	(25.36% )	12.74%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.35%	(d)	1.38%	1.46%	1.30%	1.46%	1.43%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.35%	(d), (f)	1.38% (f)	1.46%	1.30%	1.46%	1.43%	(d)
Net investment income	1.46%	(d)	0.95% (f)	1.03%	1.86%	1.33%	1.03%	(d)
Supplemental data
Net assets, end of period (in thousands)	$10,976		$10,114	$10,506	$8,271	$7,728	$30
Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

18p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 CLASS Z PROSPECTUS

	Year Ended May 31, 2012(a)		Year Ended September 30,
			2011	2010	2009	2008	2007(b)
Class R4*
Per share data
Net asset value, beginning of period	$8.51		$9.02	$8.30	$9.30	$14.33	$14.03
Income from investment operations:
Net investment income	0.11		0.11	0.11	0.15	0.16	0.13
Net realized and unrealized gain (loss)	1.20		(0.50)	0.72	(1.01)	(3.45)	1.54
Total from investment operations	1.31		(0.39)	0.83	(0.86)	(3.29)	1.67
Less distributions to shareholders:
Net investment income	(0.07)		(0.12)	(0.11)	(0.14)	(0.15)	(0.20)
Net realized gains	—		—	—	—	(1.32)	(1.17)
Tax return of capital	—		—	—	—	(0.27)	—
Total distributions to shareholders	(0.07)		(0.12)	(0.11)	(0.14)	(1.74)	(1.37)
Net asset value, end of period	$9.75		$8.51	$9.02	$8.30	$9.30	$14.33
Total return	15.37%		(4.52% )	10.09%	(8.95% )	(25.17% )	13.02%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.18%	(d)	1.21%	1.22%	1.05%	1.23%	1.32%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.18%	(d)	1.21%	1.22%	1.05%	1.23%	1.32%	(d)
Net investment income	1.63%	(d)	1.06%	1.26%	2.13%	1.37%	1.35%	(d)
Supplemental data
Net assets, end of period (in thousands)	$53,739		$53,617	$103,577	$110,248	$108,543	$118,360
Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

*	Effective October 31, 2012, Class R3 is renamed as Class R4.
(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 CLASS Z PROSPECTUS	19p

	Year Ended May 31, 2012(a)		Year Ended September 30,
			2011	2010	2009	2008	2007(b)
Class R5
Per share data
Net asset value, beginning of period	$8.53		$9.03	$8.31	$9.31	$14.35	$14.03
Income from investment operations:
Net investment income	0.14		0.16	0.15	0.18	0.23	0.18
Net realized and unrealized gain (loss)	1.20		(0.49)	0.73	(1.00)	(3.47)	1.54
Total from investment operations	1.34		(0.33)	0.88	(0.82)	(3.24)	1.72
Less distributions to shareholders:
Net investment income	(0.10)		(0.17)	(0.16)	(0.18)	(0.21)	(0.23)
Net realized gains	—		—	—	—	(1.32)	(1.17)
Tax return of capital	—		—	—	—	(0.27)	—
Total distributions to shareholders	(0.10)		(0.17)	(0.16)	(0.18)	(1.80)	(1.40)
Net asset value, end of period	$9.77		$8.53	$9.03	$8.31	$9.31	$14.35
Total return	15.65%		(3.87% )	10.62%	(8.51% )	(24.83% )	13.41%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.68%	(d)	0.72%	0.72%	0.55%	0.70%	0.73%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.68%	(d)	0.72%	0.72%	0.55%	0.70%	0.73%	(d)
Net investment income	2.11%	(d)	1.62%	1.77%	2.62%	2.07%	1.63%	(d)
Supplemental data
Net assets, end of period (in thousands)	$57,805		$57,903	$60,156	$53,334	$45,589	$9,909
Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

20p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 CLASS Z PROSPECTUS

	Year Ended May 31, 2012(a)		Year Ended September 30,
			2011	2010	2009	2008	2007(b)
Class W
Per share data
Net asset value, beginning of period	$8.55		$9.04	$8.32	$9.32	$14.35	$13.86
Income from investment operations:
Net investment income	0.11		0.12	0.12	0.16	0.17	0.14
Net realized and unrealized gain (loss)	1.20		(0.48)	0.72	(1.01)	(3.45)	1.70
Total from investment operations	1.31		(0.36)	0.84	(0.85)	(3.28)	1.84
Less distributions to shareholders:
Net investment income	(0.08)		(0.13)	(0.12)	(0.15)	(0.16)	(0.18)
Net realized gains	—		—	—	—	(1.32)	(1.17)
Tax return of capital	—		—	—	—	(0.27)	—
Total distributions to shareholders	(0.08)		(0.13)	(0.12)	(0.15)	(1.75)	(1.35)
Net asset value, end of period	$9.78		$8.55	$9.04	$8.32	$9.32	$14.35
Total return	15.32%		(4.20% )	10.18%	(8.85% )	(25.07% )	14.40%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.08%	(d)	1.10%	1.09%	0.91%	1.12%	1.05%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.08%	(d)	1.10%	1.09%	0.91%	1.12%	1.05%	(d)
Net investment income	1.73%	(d)	1.23%	1.40%	2.28%	1.45%	1.29%	(d)
Supplemental data
Net assets, end of period (in thousands)	$4		$3	$3	$3	$3	$5
Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	For the period from December 1, 2006 (commencement of operations) to September 30, 2007.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 CLASS Z PROSPECTUS	21p

	Year Ended May 31, 2012(a)		Year Ended September 30,
			2011	2010(b)
Class Z
Per share data
Net asset value, beginning of period	$8.52		$9.03	$9.02
Income from investment operations:
Net investment income	0.13		0.17	0.01
Net realized and unrealized gain (loss)	1.20		(0.52)	—
Total from investment operations	1.33		(0.35)	0.01
Less distributions to shareholders:
Net investment income	(0.09)		(0.16)	—
Total distributions to shareholders	(0.09)		(0.16)	—
Net asset value, end of period	$9.76		$8.52	$9.03
Total return	15.62%		(4.06% )	0.11%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.82%	(d)	0.87%	1.02%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.82%	(d), (f)	0.87% (f)	1.02%	(d)
Net investment income	2.00%	(d)	1.77% (f)	9.89%	(d)
Supplemental data
Net assets, end of period (in thousands)	$69,694		$58,213	$3
Portfolio turnover	16%		36%	34%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

22p	COLUMBIA DIVERSIFIED EQUITY INCOME FUND — 2012 CLASS Z PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

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(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

S.17

accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

S.28

failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.29

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

S.30

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6475-99 AH (10/12)

Columbia Dividend Opportunity Fund

Prospectus October 1, 2012

Columbia Dividend Opportunity Fund seeks to provide shareholders with a high level of current income. Secondary objective is growth of income and capital.

Class	Ticker Symbol
Class A	INUTX
Class B	IUTBX
Class C	ACUIX
Class I	RSOIX
Class K*	RSORX
Class R	RSOOX
Class R4	CDORX
Class R5	RSDFX
Class W	CDOWX
Class Y	CDOYX
Class Z	CDOZX

*	Prior to October 25, 2012, Class K is known as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	6p
Buying and Selling Shares	6p
Tax Information	7p
Financial Intermediary Compensation	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	8p
More About Annual Fund Operating Expenses and Past Performance	10p
Other Investment Strategies and Risks	10p
Fund Management and Compensation	12p
Financial Highlights	14p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R, R4, R5, W, Y & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class K	Class R	Class R4	Class R5	Class W	Class Y	Class Z
Management fees	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%	0.00%
Other expenses(b)	0.28%	0.28%	0.28%	0.08%	0.34%	0.28%	0.28%	0.09%	0.28%	0.08%	0.28%
Total annual fund operating expenses	1.10%	1.85%	1.85%	0.65%	0.91%	1.35%	0.85%	0.66%	1.10%	0.65%	0.85%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class R4 and Class Y are based on estimated amounts for the current fiscal year.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$689	$913	$1,155	$1,850
Class B (if shares are redeemed)	$688	$882	$1,202	$1,977
Class B (if shares are not redeemed)	$188	$582	$1,002	$1,977
Class C (if shares are redeemed)	$288	$582	$1,002	$2,174
Class C (if shares are not redeemed)	$188	$582	$1,002	$2,174
Class I (whether or not shares are redeemed)	$66	$208	$363	$814
Class K (whether or not shares are redeemed)	$93	$290	$505	$1,124
Class R (whether or not shares are redeemed)	$137	$428	$740	$1,629
Class R4 (whether or not shares are redeemed)	$87	$271	$472	$1,053
Class R5 (whether or not shares are redeemed)	$67	$211	$368	$826
Class W (whether or not shares are redeemed)	$112	$350	$607	$1,345
Class Y (whether or not shares are redeemed)	$66	$208	$363	$814
Class Z (whether or not shares are redeemed)	$87	$271	$472	$1,053

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS	3p

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from July 1, 2011 to May 31, 2012, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio and for the prior fiscal year ended June 30, 2011, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The selection of dividend paying stocks is the primary decision in building the investment portfolio. The Fund can invest in companies of any size. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objectives, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by applying quantitative screens to determine yield potential. The Investment Manager conducts fundamental research on and seeks to purchase potentially attractive securities based on its analysis of various factors, which may include current yield, dividend growth capability and history, balance sheet strength, earnings per share and free cash flow sustainability and dividend payout ratio, as well as other, statistical measures. Preference is generally given to higher dividend paying companies. The Fund typically uses the S&P 500 Index for dividend yield comparison purposes.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Equity-Linked Notes Risk. An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate). The Fund’s investment in ELNs has the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer and concentration risk. The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. Often taking the form of unsecured notes of the issuer, ELNs also subject the Fund to the risk that the issuer may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund may or may not hold an ELN until its maturity.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

4p	COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of its benchmark index. The inception date of the Fund’s Class A shares is August 1, 1988, the inception date of the Fund’s Class B and Class K shares is March 20, 1995, the inception date of the Fund’s Class I shares is March 4, 2004, the inception date of the Fund’s Class R and Class R5 shares is August 1, 2008, the inception date of the Fund’s Class W shares is December 1, 2006, and the inception date of the Fund’s Class Z shares is September 27, 2010. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the relevant class inception date. Class R4 and Class Y shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance is not yet available. The returns shown for all periods for any share class that does not have available performance are the returns of Class A shares (without applicable sales charges) of the Fund. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. The after-tax returns shown in the table are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 17.62% (quarter ended September 30, 2009).
¡ Lowest return for a calendar quarter was -19.73% (quarter ended December 31, 2008).
¡ Class A year-to-date return was 6.77% at June 30, 2012.

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Average Annual Total Returns (after applicable sales charges)
(for periods ended December 31, 2011)	1 year	5 years	10 years
Columbia Dividend Opportunity Fund:
Class A — before taxes	0.39%	0.39%	3.47%
Class A — after taxes on distributions	-0.26%	-0.67%	2.44%
Class A — after taxes on distributions and redemption of fund shares	0.85%	-0.22%	2.40%
Class B — before taxes	0.90%	0.47%	3.28%
Class C — before taxes	4.83%	0.81%	3.29%
Class I — before taxes	6.98%	1.99%	4.42%
Class K — before taxes	6.69%	1.82%	4.29%
Class R — before taxes	6.41%	1.31%	3.80%
Class R4 — before taxes	6.57%	1.59%	4.08%
Class R5 — before taxes	7.10%	1.87%	4.22%
Class W — before taxes	6.50%	1.55%	4.05%
Class Y — before taxes	6.57%	1.59%	4.08%
Class Z — before taxes	7.00%	1.66%	4.11%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	-2.64%	3.89%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Steve Schroll, CFA	Portfolio Manager	2004
Laton Spahr, CFA	Portfolio Manager	2004
Paul Stocking, CFA	Portfolio Manager	2006

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, K, R, R4 & R5	Class W	Classes Y & Z
For investors other than systematic investment plans	$2,000	$1,000	None	$500	Variable	*
Systematic investment plans	$100	$100	None	$500	Variable	*

*	There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000. Systematic Investment Plans are not available for Class Y shares. The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

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Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund’s objectives.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in dividend-paying common and preferred stocks. The selection of dividend paying stocks is the primary decision in building the investment portfolio. The Fund can invest in companies of any size. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objectives, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by applying quantitative screens to determine yield potential. The Investment Manager conducts fundamental research on and seeks to purchase potentially attractive securities based on its analysis of various factors, which may include one or more of the following, as well as other, statistical measures:

•	Current yield.

•	Dividend growth capability (considering a company’s financial statements and management’s ability to increase the dividend if it chooses to do so) and dividend history.

•	Balance sheet strength.

•	Earnings per share and free cash flow sustainability.

•	Dividend payout ratio.

Preference is generally given to higher dividend paying companies. The Fund typically uses the S&P 500 Index for dividend yield comparison purposes.

The Investment Manager monitors holding periods, tax qualification and transaction costs with regard to tax consequences.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether:

•	There is deterioration in value of the business relative to market price.

•	A more attractive opportunity has been identified.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Equity-Linked Notes Risk. An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate). The Fund’s investment in ELNs has the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer and concentration risk. The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell any ELN at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund would be subject to the risk that the issuer

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may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund may or may not hold an ELN until its maturity.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s ability to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

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MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus for Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z are generally based on expenses incurred during the Fund’s most recently completed fiscal period and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal period. Annual fund operating expenses for Class R4 and Class Y are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Board of Trustees (the “Board”), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.19% for Class A, 1.94% for Class B, 1.94% for Class C, 0.79% for Class I, 1.09% for Class K, 1.44% for Class R, 0.94% for Class R4, 0.84% for Class R5, 1.19% for Class W, 0.79% for Class Y and 0.94% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

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Additionally, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

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Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the annualized fee for the most recent fiscal period from July 1, 2011 to May 31, 2012 was 0.57% of the Fund’s average daily net assets. During the most recent fiscal period, the Fund’s fiscal year end changed from June 30 to May 31. The fee for the prior fiscal year ended June 30, 2011 was 0.66% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.08% for that fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the PIA was the Lipper Equity Income Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

In September 2010, the Board approved the IMS Agreement that included an elimination of the PIA and an increase to the management fee rate payable to the Investment Manager at all or most asset levels such that the rate declines from 0.66% to 0.49% as the Fund’s net assets increase. The IMS Agreement was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and became effective on July 1, 2011.

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A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2012.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Steve Schroll, CFA, Portfolio Manager

•	Managed the Fund since 2004.

•	Joined the Investment Manager in 1998 as a Senior Security Analyst.

•	Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

•	Managed the Fund since 2004.

•	Joined the Investment Manager in 2001 as a Security Analyst.

•	Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

•	Began investment career in 1998.

•	MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, CFA, Portfolio Manager

•	Managed the Fund since 2006.

•	Joined the Investment Manager in 1995 as a Senior Equity Analyst.

•	Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

•	Began investment career in 1987.

•	MBA, University of Chicago.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS	13p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. The financial highlights table for Class R4 and Class Y are not included since these classes of shares began operations after the Fund’s fiscal year end and, therefore, have no financial reporting. Certain information reflects financial results for a single Fund share. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal years ended on or after June 30, 2008 has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the period ended June 30, 2007 was audited by a different Independent Registered Public Accounting Firm.

	Year ended May 31, 2012(a)		Year ended June 30,
			2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$8.31		$6.31	$5.58	$7.72	$9.65	$7.83
Income from investment operations:
Net investment income	0.26		0.31	0.23	0.25	0.30	0.26
Net realized and unrealized gain (loss)	(0.22)		1.98	0.76	(2.10)	(1.96)	1.81
Total from investment operations	0.04		2.29	0.99	(1.85)	(1.66)	2.07
Less distributions to shareholders:
Net investment income	(0.21)		(0.29)	(0.26)	(0.29)	(0.27)	(0.25)
Total distributions to shareholders	(0.21)		(0.29)	(0.26)	(0.29)	(0.27)	(0.25)
Net asset value, end of period	$8.14		$8.31	$6.31	$5.58	$7.72	$9.65
Total return	0.58%		36.74%	17.60%	(23.98% )	(17.46% )	26.66%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.08%	(c)	1.16%	1.20%	1.13%	1.11%	1.15%
Net expenses after fees waived or expenses reimbursed(d)	1.08%	(c)(e)	1.16%	1.16%	1.03%	1.11%	1.15%
Net investment income	3.49%	(c)(e)	4.01%	3.51%	4.23%	3.31%	3.15%
Supplemental data
Net assets, end of period (in thousands)	$2,660,013		$1,630,280	$883,208	$793,421	$1,166,836	$1,452,871
Portfolio turnover	28%		105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

14p	COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended June 30,
			2011	2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$8.26		$6.27	$5.54	$7.67	$9.59	$7.78
Income from investment operations:
Net investment income	0.20		0.27	0.18	0.21	0.22	0.19
Net realized and unrealized gain (loss)	(0.22)		1.95	0.76	(2.10)	(1.94)	1.80
Total from investment operations	(0.02)		2.22	0.94	(1.89)	(1.72)	1.99
Less distributions to shareholders:
Net investment income	(0.16)		(0.23)	(0.21)	(0.24)	(0.20)	(0.18)
Total distributions to shareholders	(0.16)		(0.23)	(0.21)	(0.24)	(0.20)	(0.18)
Net asset value, end of period	$8.08		$8.26	$6.27	$5.54	$7.67	$9.59
Total return	(0.14%	)	35.72%	16.79%	(24.60% )	(18.15% )	25.76%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.83%	(c)	1.92%	1.96%	1.89%	1.87%	1.91%
Net expenses after fees waived or expenses reimbursed(d)	1.83%	(c)(e)	1.91%	1.92%	1.79%	1.87%	1.91%
Net investment income	2.68%	(c)(e)	3.50%	2.73%	3.45%	2.48%	2.38%
Supplemental data
Net assets, end of period (in thousands)	$56,776		$65,777	$68,145	$91,922	$171,163	$303,235
Portfolio turnover	28%		105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS	15p

	Year ended May 31, 2012(a)		Year ended June 30,
			2011	2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$8.22		$6.25	$5.53	$7.65	$9.57	$7.77
Income from investment operations:
Net investment income	0.20		0.25	0.18	0.20	0.23	0.19
Net realized and unrealized gain (loss)	(0.23)		1.96	0.76	(2.07)	(1.95)	1.79
Total from investment operations	(0.03)		2.21	0.94	(1.87)	(1.72)	1.98
Less distributions to shareholders:
Net investment income	(0.17)		(0.24)	(0.22)	(0.25)	(0.20)	(0.18)
Total distributions to shareholders	(0.17)		(0.24)	(0.22)	(0.25)	(0.20)	(0.18)
Net asset value, end of period	$8.02		$8.22	$6.25	$5.53	$7.65	$9.57
Total return	(0.25%	)	35.71%	16.77%	(24.51% )	(18.15% )	25.74%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.84%	(c)	1.91%	1.95%	1.88%	1.87%	1.91%
Net expenses after fees waived or expenses reimbursed(d)	1.84%	(c)(e)	1.90%	1.91%	1.78%	1.87%	1.91%
Net investment income	2.76%	(c)(e)	3.26%	2.77%	3.46%	2.56%	2.40%
Supplemental data
Net assets, end of period (in thousands)	$143,150		$52,281	$21,354	$14,770	$21,336	$25,822
Portfolio turnover	28%		105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

16p	COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended June 30,
			2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$8.34		$6.32	$5.59	$7.73	$9.67	$7.85
Income from investment operations:
Net investment income	0.29		0.35	0.26	0.27	0.33	0.30
Net realized and unrealized gain (loss)	(0.23)		1.99	0.76	(2.10)	(1.97)	1.80
Total from investment operations	0.06		2.34	1.02	(1.83)	(1.64)	2.10
Less distributions to shareholders:
Net investment income	(0.23)		(0.32)	(0.29)	(0.31)	(0.30)	(0.28)
Total distributions to shareholders	(0.23)		(0.32)	(0.29)	(0.31)	(0.30)	(0.28)
Net asset value, end of period	$8.17		$8.34	$6.32	$5.59	$7.73	$9.67
Total return	0.90%		37.51%	18.06%	(23.66% )	(17.19% )	27.07%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.66%	(c)	0.75%	0.75%	0.66%	0.72%	0.76%
Net expenses after fees waived or expenses reimbursed(d)	0.66%	(c)	0.75%	0.72%	0.66%	0.72%	0.76%
Net investment income	3.90%	(c)	4.58%	3.94%	4.60%	3.70%	3.58%
Supplemental data
Net assets, end of period (in thousands)	$306,301		$232,481	$165,701	$158,905	$196,678	$241,945
Portfolio turnover	28%		105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS	17p

	Year ended May 31, 2012(a)		Year ended June 30,
			2011	2010	2009	2008	2007
Class K*
Per share data
Net asset value, beginning of period	$8.34		$6.33	$5.59	$7.74	$9.67	$7.85
Income from investment operations:
Net investment income	0.27		0.32	0.24	0.27	0.33	0.27
Net realized and unrealized gain (loss)	(0.23)		1.99	0.77	(2.11)	(1.95)	1.81
Total from investment operations	0.04		2.31	1.01	(1.84)	(1.62)	2.08
Less distributions to shareholders:
Net investment income	(0.21)		(0.30)	(0.27)	(0.31)	(0.31)	(0.26)
Total distributions to shareholders	(0.21)		(0.30)	(0.27)	(0.31)	(0.31)	(0.26)
Net asset value, end of period	$8.17		$8.34	$6.33	$5.59	$7.74	$9.67
Total return	0.68%		36.95%	17.90%	(23.86% )	(17.00% )	26.75%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.94%	(c)	1.01%	1.06%	0.96%	1.02%	1.03%
Net expenses after fees waived or expenses reimbursed(d)	0.94%	(c)	1.01%	1.02%	0.75%	0.76%	1.02%
Net investment income	3.60%	(c)	4.05%	3.65%	4.50%	3.62%	3.29%
Supplemental data
Net assets, end of period (in thousands)	$3,656		$3,795	$1,456	$490	$884	$1,328
Portfolio turnover	28%		105%	23%	21%	20%	17%

Notes to Financial Highlights

*	Prior to October 25, 2012, Class K is known as Class R4.
(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

18p	COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended June 30,
			2011	2010	2009(b)
Class R
Per share data
Net asset value, beginning of period	$8.33		$6.32	$5.59	$7.67
Income from investment operations:
Net investment income	0.25		0.29	0.25	0.23
Net realized and unrealized gain (loss)	(0.24)		1.99	0.72	(2.03)
Total from investment operations	0.01		2.28	0.97	(1.80)
Less distributions to shareholders:
Net investment income	(0.20)		(0.27)	(0.24)	(0.28)
Total distributions to shareholders	(0.20)		(0.27)	(0.24)	(0.28)
Net asset value, end of period	$8.14		$8.33	$6.32	$5.59
Total return	0.31%		36.53%	17.19%	(23.53%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.32%	(d)	1.42%	1.58%	1.46%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.32%	(d)(f)	1.42%	1.51%	1.33%	(d)
Net investment income	3.36%	(d)(f)	3.79%	3.76%	4.23%	(d)
Supplemental data
Net assets, end of period (in thousands)	$5,365		$464	$196	$4
Portfolio turnover	28%		105%	23%	21%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.
(b)	For the period from August 1, 2008 (commencement of operations) to June 30, 2009.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS	19p

	Year Ended May 31, 2012(a)		Year ended June 30,
			2011	2010	2009(b)
Class R5
Per share data
Net asset value, beginning of period	$8.34		$6.33	$5.59	$7.67
Income from investment operations:
Net investment income	0.29		0.32	0.28	0.26
Net realized and unrealized gain (loss)	(0.23)		2.01	0.75	(2.03)
Total from investment operations	0.06		2.33	1.03	(1.77)
Less distributions to shareholders:
Net investment income	(0.23)		(0.32)	(0.29)	(0.31)
Total distributions to shareholders	(0.23)		(0.32)	(0.29)	(0.31)
Net asset value, end of period	$8.17		$8.34	$6.33	$5.59
Total return	0.89%		37.27%	18.20%	(23.10%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.67%	(d)	0.75%	0.82%	0.72%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.67%	(d)	0.75%	0.78%	0.72%	(d)
Net investment income	3.88%	(d)	3.95%	4.05%	4.85%	(d)
Supplemental data
Net assets, end of period (in thousands)	$30,819		$21,589	$968	$4
Portfolio turnover	28%		105%	23%	21%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.
(b)	For the period from August 1, 2008 (commencement of operations) to June 30, 2009.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

20p	COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended June 30,
			2011	2010	2009	2008	2007(b)
Class W
Per share data
Net asset value, beginning of period	$8.33		$6.32	$5.59	$7.73	$9.67	$8.80
Income from investment operations:
Net investment income	0.25		0.27	0.23	0.25	0.29	0.25
Net realized and unrealized gain (loss)	(0.23)		2.04	0.76	(2.10)	(1.97)	0.81
Total from investment operations	0.02		2.31	0.99	(1.85)	(1.68)	1.06
Less distributions to shareholders:
Net investment income	(0.20)		(0.30)	(0.26)	(0.29)	(0.26)	(0.19)
Total distributions to shareholders	(0.20)		(0.30)	(0.26)	(0.29)	(0.26)	(0.19)
Net asset value, end of period	$8.15		$8.33	$6.32	$5.59	$7.73	$9.67
Total return	0.38%		36.95%	17.55%	(24.01% )	(17.58% )	12.15%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.11%	(d)	1.14%	1.18%	1.09%	1.16%	1.19%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.11%	(d)(f)	1.14%	1.18%	1.09%	1.16%	1.19%	(d)
Net investment income	3.42%	(d)(f)	3.36%	3.49%	4.18%	3.27%	2.97%	(d)
Supplemental data
Net assets, end of period (in thousands)	$18,330		$21,260	$4	$3	$4	$5
Portfolio turnover	28%		105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.
(b)	For the period from December 1, 2006 (commencement of operations) to June 30, 2007.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS	21p

	Year ended May 31, 2012(a)		Year ended June 30, 2011(b)
Class Z
Per share data
Net asset value, beginning of period	$8.34		$7.20
Income from investment operations:
Net investment income	0.28		0.24
Net realized and unrealized gain (loss)	(0.24)		1.14
Total from investment operations	0.04		1.38
Less distributions to shareholders:
Net investment income	(0.22)		(0.24)
Total distributions to shareholders	(0.22)		(0.24)
Net asset value, end of period	$8.16		$8.34
Total return	0.65%		19.28%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.84%	(d)	0.87%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.84%	(d)	0.87%	(d)
Net investment income	3.79%	(d)	3.98%	(d)
Supplemental data
Net assets, end of period (in thousands)	$671,036		$138,659
Portfolio turnover	28%		105%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.
(b)	For the period from September 27, 2010 (commencement of operations) to June 30, 2011.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

22p	COLUMBIA DIVIDEND OPPORTUNITY FUND — 2012 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

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accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

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failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

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subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6341-99 AH (10/12)

Columbia Flexible Capital Income Fund

Prospectus October 1, 2012

Columbia Flexible Capital Income Fund seeks to provide shareholders current income, with long-term capital appreciation.

Class	Ticker Symbol
Class A	CFIAX
Class C	CFIGX
Class I	CFIIX
Class R	CFIRX
Class R4	CFCRX
Class R5	CFXRX
Class W	CFIWX
Class Z	CFIZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	5p
Buying and Selling Shares	6p
Tax Information	6p
Financial Intermediary Compensation	6p
More Information About the Fund	7p
Investment Objective	7p
Principal Investment Strategies of the Fund	7p
Principal Risks of Investing in the Fund	8p
More About Annual Fund Operating Expenses	10p
Other Investment Strategies and Risks	10p
Fund Management and Compensation	12p
Financial Highlights	13p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distribution and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Flexible Capital Income Fund (the Fund) seeks to provide shareholders current income, with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes I, R, R4, R5, W & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class C		Class I		Class R		Class R4		Class R5		Class W		Class Z
Management fees	0.59%		0.59%		0.59%		0.59%		0.59%		0.59%		0.59%		0.59%
Distribution and/or service (12b-1) fees	0.25%		1.00%		0.00%		0.50%		0.00%		0.00%		0.25%		0.00%
Other expenses(b)	1.02%		1.02%		0.55%		1.02%		1.02%		0.60%		1.02%		1.02%
Acquired fund fees and expenses	0.11%		0.11%		0.11%		0.11%		0.11%		0.11%		0.11%		0.11%
Total annual fund operating expenses(c)	1.97%		2.72%		1.25%		2.22%		1.72%		1.30%		1.97%		1.72%
Less: Fee waiver/expense reimbursement(d)	(0.76%	)	(0.76%	)	(0.35%	)	(0.76%	)	(0.76%	)	(0.35%	)	(0.76%	)	(0.76%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(d)	1.21%		1.96%		0.90%		1.46%		0.96%		0.95%		1.21%		0.96%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class R4 and Class R5 are based on estimated amounts for the current fiscal year.
(c)

The Fund indirectly bears a pro rata portion of the fees and expenses of funds in which it invests. “Total Annual Fund Operating Expenses” in the table may not match “Net Expenses” in the Financial Highlights section of this prospectus because it does not include such acquired fund fees and expenses.

(d)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.10% for Class A, 1.85% for Class C, 0.79% for Class I, 1.35% for Class R, 0.85% for Class R4, 0.84% for Class R5, 1.10% for Class W and 0.85% for Class Z.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$691	$1,085	$1,504	$2,666
Class C (if shares are redeemed)	$298	$767	$1,363	$2,974
Class C (if shares are not redeemed)	$198	$767	$1,363	$2,974
Class I (whether or not shares are redeemed)	$92	$361	$651	$1,476
Class R (whether or not shares are redeemed)	$148	$617	$1,113	$2,477
Class R4 (whether or not shares are redeemed)	$98	$465	$856	$1,953
Class R5 (whether or not shares are redeemed)	$97	$376	$677	$1,532
Class W (whether or not shares are redeemed)	$123	$541	$985	$2,219
Class Z (whether or not shares are redeemed)	$98	$465	$856	$1,953

COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS	3p

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period from July 28, 2011 (commencement of operations) to May 31, 2012, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

In pursuing its investment objective, the Fund invests broadly in debt, equity and/or “hybrid” (convertible) securities. The Fund allocates its investments from one asset class to another based on the portfolio managers’ analysis of the opportunities for the Fund to achieve its objective in a given market. The Fund’s investments in debt securities may include investment grade and non-investment grade bonds, bank loans and U.S. Government securities. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade (i.e., high-yield or “junk” securities) or, if unrated, deemed of comparable quality.

The Fund seeks to invest in undervalued or out-of-favor securities it believes offer opportunities for current income, with long-term capital appreciation.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Fund’s equity securities will consist primarily of large cap, dividend paying common stocks or preferred securities, but the Fund may invest in issuers of any size. The Fund may also invest in hybrid securities, including convertible bonds and convertible preferred securities. The Fund may invest up to 25% of its net assets in foreign securities, including investments in emerging market issuers.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

4p	COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The bar chart and average annual total return table are not presented because the Fund, which commenced operations on July 28, 2011, does not have annual returns for a full calendar year as of the date of this prospectus. When performance is available, the Fund intends to compare its performance to the performance of the Barclays U.S. Aggregate Bond Index and a blended index comprised of one-third each of the Russell 1000 Value Index, the Barclays U.S. Corporate Investment Grade & High Yield Index and the Barclays U.S. Convertible Composite Index.

COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS	5p

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
David L. King, CFA	Portfolio Manager	2011
Yan Jin	Portfolio Manager	2011

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, R, R4 & R5	Class W	Class Z
For investors other than systematic investment plans	$2,000	$1,000	None	$500	Variable	*
Systematic investment plans	$100	$100	None	$500	Variable	*

*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

6p	COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Flexible Capital Income Fund (the Fund) seeks to provide shareholders current income, with long-term capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval upon 60 days’ prior written notice. Because any investment involves risk, there is no assurance this objective can be achieved.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

In pursuing its investment objective, the Fund invests broadly in debt, equity and/or “hybrid” (convertible) securities. The Fund allocates its investments from one asset class to another based on the portfolio managers’ analysis of the opportunities for the Fund to achieve its objective in a given market. The Fund’s investments in debt securities may include investment grade and non-investment grade bonds, bank loans and U.S. Government securities. The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade (i.e., high-yield or “junk” securities) or, if unrated, deemed of comparable quality.

The Fund seeks to invest in undervalued or out-of-favor securities it believes offer opportunities for current income, with long-term capital appreciation.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

The Fund’s equity securities will consist primarily of large cap, dividend paying common stocks or preferred securities, but the Fund may invest in issuers of any size. The Fund may also invest in hybrid securities, including convertible bonds and convertible preferred securities. The Fund may invest up to 25% of its net assets in foreign securities, including investments in emerging market issuers.

Columbia Management Investment Advisers, LLC (the Investment Manager), primarily follows a “bottom-up” security selection approach that incorporates its fundamental equity and credit research capabilities. Additionally, from time to time, the Investment Manager may utilize a “top-down” approach seeking to identify sectors and industries with attractive investment opportunities.

The “bottom-up” process used to determine whether a particular company, security or other investment may be suitable for the Fund may focus on any of a number of different attributes, including but not limited to:

•	the company’s specific market expertise or dominance;

•	the company’s franchise durability and pricing power;

•

the company’s fundamentals (e.g., whether the company has a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure);

•	strong and ethical management;

•	the company’s commitment to shareholder interests;

•	reasonable valuations in the context of projected growth rates;

•	the dividend-paying ability of the company;

•	identifying relative value in a company’s capital structure; and/or

•	other indications that a company, security or other investment may be an attractive investment prospect.

Further, based on the foregoing attributes, the Investment Manager analyzes the capital structure of a company and evaluates which, if any of its available securities or asset classes (i.e., debt, equity or convertible securities) would be suited for inclusion in the Fund’s portfolio. The Investment Manager has considerable flexibility in deciding which type of asset class or security it buys, holds or sells on a day-to-day basis.

The Investment Manager may reduce or sell the Fund’s investments in securities or other investments if, in its opinion, the issuer’s fundamentals have deteriorated or will deteriorate, price appreciation of the security or investment leads to substantial overvaluation in relation to the Investment Manager’s estimates of future earnings and cash flow growth, or for other reasons, including that the Investment Manager believes there are other more attractive investment opportunities available.

COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS	7p

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Allocation Risk. The Fund uses an asset allocation strategy in pursuit of its investment objective. There is a risk that the Fund’s allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund’s shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk (i.e., the risk of losses attributable to changes in interest rates) and credit risk (i.e., the risk that the issuer of a fixed-income security may or will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (i.e., the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to

8p	COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS

certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium — a higher interest rate or yield — because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS	9p

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus for Class A, Class C, Class I, Class R, Class W and Class Z are generally based on expenses incurred during the Fund’s most recently completed fiscal period and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal period. Annual fund operating expenses for Class R4 and Class R5 are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.10% for Class A, 1.85% for Class C, 0.79% for Class I, 1.35% for Class R, 0.85% for Class R4, 0.84% for Class R5, 1.10% for Class W and 0.85% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s

10p	COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS

potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of

COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS	11p

transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia and RiverSource funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee is 0.590% of the Fund’s average daily net assets on the first $500 million, gradually reducing to 0.500% as assets increase. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the Agreement is available in the Fund’s annual report to shareholders for the fiscal period ended May 31, 2012.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

David L. King, CFA, Portfolio Manager

•	Managed the Fund since 2011.
•	Joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since March 2010.
•	Previously, Mr. King was employed by Putnam Investments from 1983 to 2008, where he was a senior portfolio manager.
•	Began investment career in 1983.
•	B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.

Yan Jin, Portfolio Manager

•	Managed the Fund since 2011.
•	Joined the Investment Manager in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002.
•	Began investment career in 1998.
•	MA in economics from North Carolina State University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

12p	COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. (The financial highlights table for Class R4 and Class R5 are not included since those classes of shares began operations after the Fund’s fiscal year end and, therefore, have no financial reporting.) Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

Year Ended May 31, 2012(a)
Class A
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.33
Net realized and unrealized gain	0.16	(b)
Total from investment operations	0.49
Less distributions to shareholders:
Net investment income	(0.17)
Net realized gains	(0.00	)(c)
Total distributions to shareholders	(0.17)
Net asset value, end of period	$10.32
Total return	4.97%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.02%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.10%	(e)
Net investment income	3.91%	(e)
Supplemental data
Net assets, end of period (in thousands)	$5,029
Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS	13p

Year Ended May 31, 2012(a)
Class C
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.27
Net realized and unrealized gain	0.15	(b)
Total from investment operations	0.42
Less distributions to shareholders:
Net investment income	(0.14)
Net realized gains	(0.00	)(c)
Total distributions to shareholders	(0.14)
Net asset value, end of period	$10.28
Total return	4.27%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.73%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.85%	(e)
Net investment income	3.18%	(e)
Supplemental data
Net assets, end of period (in thousands)	$193
Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

14p	COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS

	Year Ended May 31, 2012(a)
Class I
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.37
Net realized and unrealized gain	0.14	(b)
Total from investment operations	0.51
Less distributions to shareholders:
Net investment income	(0.19)
Net realized gains	(0.00	)(c)
Total distributions to shareholders	(0.19)
Net asset value, end of period	$10.32
Total return	5.14%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.12%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.74%	(e)
Net investment income	4.19%	(e)
Supplemental data
Net assets, end of period (in thousands)	$81,861
Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS	15p

Year Ended May 31, 2012(a)
Class R
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.30
Net realized and unrealized gain	0.16	(b)
Total from investment operations	0.46
Less distributions to shareholders:
Net investment income	(0.15)
Net realized gains	(0.00	)(c)
Total distributions to shareholders	(0.15)
Net asset value, end of period	$10.31
Total return	4.64%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	2.42%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.35%	(e)
Net investment income	3.48%	(e)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

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Year Ended May 31, 2012(a)
Class W
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.28
Net realized and unrealized gain	0.21	(b)
Total from investment operations	0.49
Less distributions to shareholders:
Net investment income	(0.17)
Net realized gains	(0.00	)(c)
Total distributions to shareholders	(0.17)
Net asset value, end of period	$10.32
Total return	4.92%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.76%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.10%	(e)
Net investment income	3.23%	(e)
Supplemental data
Net assets, end of period (in thousands)	$7,979
Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS	17p

Year Ended May 31, 2012(a)
Class Z
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.36
Net realized and unrealized gain	0.14	(b)
Total from investment operations	0.50
Less distributions to shareholders:
Net investment income	(0.18)
Net realized gains	(0.00	)(c)
Total distributions to shareholders	(0.18)
Net asset value, end of period	$10.32
Total return	5.09%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.82%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.85%	(e)
Net investment income	4.16%	(e)
Supplemental data
Net assets, end of period (in thousands)	$1,126
Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(b)

Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

18p	COLUMBIA FLEXIBLE CAPITAL INCOME FUND — 2012 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

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accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

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failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6609-99 C (10/12)

Columbia High Yield Bond Fund

Prospectus October 1, 2012

Columbia High Yield Bond Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.

Class	Ticker Symbol
Class A	INEAX
Class B	IEIBX
Class C	APECX
Class I	RSHIX
Class K*	RSHYX
Class R	CHBRX
Class R4**	CYLRX
Class R5	RSHRX
Class W	RHYWX
Class Y	CHYYX
Class Z	CHYZX

*	Effective October 25, 2012, Class R4 is renamed Class K.
**	Effective October 31, 2012, Class R3 is renamed Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	6p
Fund Management	8p
Buying and Selling Shares	8p
Tax Information	8p
Financial Intermediary Compensation	8p
More Information About the Fund	9p
Investment Objective	9p
Principal Investment Strategies of the Fund	9p
Principal Risks of Investing in the Fund	10p
More About Annual Fund Operating Expenses and Past Performance	12p
Other Investment Strategies and Risks	13p
Fund Management and Compensation	15p
Financial Highlights	16p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R, R4, R5, W, Y & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I	Class K	Class R		Class R4		Class R5	Class W		Class Y	Class Z
Management fees	0.56%		0.56%		0.56%		0.56%	0.56%	0.56%		0.56%		0.56%	0.56%		0.56%	0.56%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%	0.00%	0.50%		0.00%		0.00%	0.25%		0.00%	0.00%
Other expenses(b)	0.29%		0.29%		0.29%		0.09%	0.39%	0.29%		0.29%		0.14%	0.29%		0.09%	0.29%
Total annual fund operating expenses	1.10%		1.85%		1.85%		0.65%	0.95%	1.35%		0.85%		0.70%	1.10%		0.65%	0.85%
Less: Fee waiver/expense reimbursement(c)	(0.02%	)	(0.02%	)	(0.02%	)	0.00%	0.00%	(0.02%	)	(0.02%	)	0.00%	(0.02%	)	0.00%	(0.02%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(c)	1.08%		1.83%		1.83%		0.65%	0.95%	1.33%		0.83%		0.70%	1.08%		0.65%	0.83%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class Y are based on estimated amounts for the current fiscal year.
(c)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.70% for Class I, 1.00% for Class K, 1.33% for Class R, 0.83% for Class R4, 0.75% for Class R5, 1.08% for Class W, 0.70% for Class Y and 0.83% for Class Z.

COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS	3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$580	$806	$1,051	$1,754
Class B (if shares are redeemed)	$686	$880	$1,200	$1,976
Class B (if shares are not redeemed)	$186	$580	$1,000	$1,976
Class C (if shares are redeemed)	$286	$580	$1,000	$2,173
Class C (if shares are not redeemed)	$186	$580	$1,000	$2,173
Class I (whether or not shares are redeemed)	$66	$208	$363	$814
Class K (whether or not shares are redeemed)	$97	$303	$526	$1,171
Class R (whether or not shares are redeemed)	$135	$426	$738	$1,627
Class R4 (whether or not shares are redeemed)	$85	$269	$470	$1,051
Class R5 (whether or not shares are redeemed)	$72	$224	$390	$874
Class W (whether or not shares are redeemed)	$110	$348	$605	$1,343
Class Y (whether or not shares are redeemed)	$66	$208	$363	$814
Class Z (whether or not shares are redeemed)	$85	$269	$470	$1,051

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund’s net assets may be invested in high yield debt instruments of foreign issuers.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. Because the Fund emphasizes high-yield investments, the portfolio manager puts more emphasis on credit risk in selecting investments than either maturity or duration.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

4p	COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. The Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Confidential Information Access Risk. The Investment Manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. The Investment Manager’s decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Highly Leveraged Transactions Risk. The loans and other securities in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS	5p

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of its benchmark index and its former benchmark. The inception date of the Fund’s Class I shares is March 4, 2004, the inception date of the Fund’s Class R, Class R4 and Class R5 shares is December 11, 2006, the inception date of the Fund’s Class W shares is December 1, 2006 and the inception date of the Fund’s Class Z shares is September 27, 2010. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the relevant class inception date. Class Y shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance is not yet available. The returns shown for all periods for any share class that does not have available performance are the returns of Class A shares (without applicable sales charges) of the Fund. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

6p	COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. The after-tax returns shown in the table are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 24.08% (quarter ended June 30, 2009).
¡ Lowest return for a calendar quarter was –18.37% (quarter ended December 31, 2008).
¡ Class A year-to-date return was 6.96% at June 30, 2012.

Average Annual Total Returns (after applicable sales charges)
(for periods ended December 31, 2011)	1 year	5 years	10 years
Columbia High Yield Bond Fund:
Class A — before taxes	0.07%	5.52%	7.07%
Class A — after taxes on distributions	-2.25%	2.68%	4.18%
Class A — after taxes on distributions and redemption of fund shares	0.05%	2.96%	4.26%
Class B — before taxes	-0.61%	5.47%	6.77%
Class C — before taxes	2.95%	5.70%	6.75%
Class I — before taxes	5.51%	7.00%	7.91%
Class K — before taxes	5.22%	6.81%	7.79%
Class R — before taxes	4.86%	6.22%	7.27%
Class R4 — before taxes	4.97%	6.54%	7.51%
Class R5 — before taxes	5.46%	6.87%	7.76%
Class W — before taxes	5.09%	6.43%	7.49%
Class Y — before taxes	5.11%	6.58%	7.58%
Class Z — before taxes	5.39%	6.64%	7.61%
Merrill Lynch High Yield Cash-Pay Constrained Index (reflects no deduction for fees, expenses or taxes)*	4.49%	7.43%	8.66%
JP Morgan Global High Yield Index (reflects no deduction for fees, expenses or taxes)*	5.73%	7.79%	9.28%

*	On December 1, 2011, the Merrill Lynch High Yield Cash-Pay Constrained Index (the New Index) replaced the JP Morgan Global High Yield Index (the Former Index) as the Fund’s primary benchmark. The Fund’s Investment Manager made this recommendation to the Fund’s Board because the Investment Manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on both the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.

COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS	7p

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Jennifer Ponce de Leon	Portfolio Manager	May 2010
Brian Lavin, CFA	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, K, R, R4 & R5	Class W	Classes Y & Z
For investors other than systematic investment plans	$2,000	$1,000	None	$500	Variable	*
Systematic investment plans	$100	$100	None	$500	Variable	*

*	There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000. Systematic Investment Plans are not available for Class Y shares. The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

8p	COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund’s objectives.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in high-yield debt instruments (commonly referred to as “junk” bonds or securities). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality. Up to 25% of the Fund’s net assets may be invested in high yield debt instruments of foreign issuers.

Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as “floating rate loans”), which are another form of financing, are typically secured, with interest rates that adjust or “float” periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR (London Interbank Offered Rate), plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk. Because the Fund emphasizes high-yield investments, analysis of credit risk is more important in selecting investments than either maturity or duration.

The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees (the Board).

In pursuit of the Fund’s objectives, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments using:

•	Rigorous, in-house credit research using a proprietary risk and relative value rating system with the goal of generating strong risk-adjusted returns.

•	A process focused on identifying issuers with improving credit quality characterized by several factors including:

•	stable and strengthening cash flows,

•	the ability to de-leverage through free cash flow,

•	asset valuations supporting debt,

•	strong management,

•	strong and sustainable market positioning, and

•	access to capital.

•	A top down assessment of broad economic and market conditions to determine quality and industry weightings.

Additionally, for bank loans, the Investment Manager’s process includes a review of the legal documentation supporting the loan, including an analysis of the covenants and the rights and remedies of the lender.

In evaluating whether to sell an investment, considerations by the Investment Manager include but are not limited to:

•	Deterioration in the issuer’s results relative to analyst expectations,

•	Inability of the issuer to de-leverage,

•	Reduced asset coverage for the issuer,

•	Deterioration in the issuer’s competitive position,

•	Reduced access to capital for the issuer,

COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS	9p

•	Changes in the issuer’s management,

•	The Investment Manager’s price target for the security has been achieved, and

•	The Investment Manager’s assessment of the security’s relative upside value is limited.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Board without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS OF INVESTING IN THE FUND

This Fund is designed for long-term investors with above-average risk tolerance. The Fund has a higher potential for volatility and loss of principal. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Confidential Information Access Risk. In managing the Fund, the Investment Manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the Fund, or held in the Fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The Investment Manager’s decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the Investment Manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the Investment Manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the Fund’s performance.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

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Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

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Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium — a higher interest rate or yield — because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Rule 144A Securities Risk. The Fund may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus for Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z are generally based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. Annual fund operating expenses for Class Y are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

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The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.70% for Class I, 1.00% for Class K, 1.33% for Class R, 0.83% for Class R4, 0.75% for Class R5, 1.08% for Class W, 0.70% for Class Y and 0.83% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments, Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

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The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

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FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.57% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2012.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Jennifer Ponce de Leon, Portfolio Manager

•	Managed the Fund since May 2010.
•	Vice President and Sector Leader of the high yield fixed income sector team.
•	Joined the Investment Manager in 1997.
•	Began investment career in 1989.
•	MBA, DePaul University.

Brian Lavin, CFA, Portfolio Manager

•	Managed the Fund since May 2010.
•	Sector Manager on the high yield fixed income sector team.
•	Joined the Investment Manager in 1994 as a high yield analyst.
•	Began investment career in 1986.
•	MBA, University of Wisconsin — Milwaukee.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. (The financial highlights table for Class Y is not included since that class of shares began operations after the Fund’s fiscal year end and, therefore, has no financial reporting.) Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year Ended May 31,
	2012		2011	2010		2009	2008
Class A
Per share data
Net asset value, beginning of period	$2.86		$2.61	$2.30		$2.74	$3.02
Income from investment operations:
Net investment income	0.18		0.20	0.20		0.22	0.22
Net realized and unrealized gain (loss)	(0.07)		0.25	0.31		(0.44)	(0.29)
Total from investment operations	0.11		0.45	0.51		(0.22)	(0.07)
Less distributions to shareholders:
Net investment income	(0.19)		(0.20)	(0.20)		(0.22)	(0.21)
Net realized gains	(0.00	)(a)	—	—		—	—
Tax return of capital	—		—	—		—	(0.00	)(a)
Total distributions to shareholders	(0.19)		(0.20)	(0.20)		(0.22)	(0.21)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—
Net asset value, end of period	$2.78		$2.86	$2.61		$2.30	$2.74
Total return	3.99%	(b)	17.61%	22.80%	(b)	(7.04% )	(2.40%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.08%		1.08%	1.09%		1.14%	1.13%
Net expenses after fees waived or expenses reimbursed(d)	1.04%	(e)	1.06%	1.03%		1.02%	1.10%
Net investment income	6.54%	(e)	7.16%	7.95%		9.85%	7.71%
Supplemental data
Net assets, end of period (in thousands)	$1,170,173		$1,339,628	$1,192,636		$1,003,576	$1,133,625
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
{e)	The benefits derived from expense reductions had an impact of less than 0.01%.

16p	COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS

	Year Ended May 31,
	2012		2011	2010		2009	2008
Class B
Per share data
Net asset value, beginning of period	$2.86		$2.61	$2.30		$2.74	$3.02
Income from investment operations:
Net investment income	0.16		0.18	0.18		0.20	0.19
Net realized and unrealized gain (loss)	(0.07)		0.25	0.31		(0.44)	(0.29)
Total from investment operations	0.09		0.43	0.49		(0.24)	(0.10)
Less distributions to shareholders:
Net investment income	(0.17)		(0.18)	(0.18)		(0.20)	(0.18)
Net realized gains	(0.00	)(a)	—	—		—	—
Tax return of capital	—		—	—		—	(0.00	)(a)
Total distributions to shareholders	(0.17)		(0.18)	(0.18)		(0.20)	(0.18)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—
Net asset value, end of period	$2.78		$2.86	$2.61		$2.30	$2.74
Total return	3.20%	(b)	16.71%	21.88%	(b)	(7.77% )	(3.17%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.84%		1.84%	1.85%		1.90%	1.89%
Net expenses after fees waived or expenses reimbursed(d)	1.79%	(e)	1.82%	1.79%		1.78%	1.86%
Net investment income	5.77%	(e)	6.45%	7.19%		8.98%	6.92%
Supplemental data
Net assets, end of period (in thousands)	$34,361		$62,820	$91,104		$109,559	$173,555
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS	17p

	Year Ended May 31,
	2012		2011	2010		2009	2008
Class C
Per share data
Net asset value, beginning of period	$2.84		$2.59	$2.28		$2.72	$3.00
Income from investment operations:
Net investment income	0.16		0.18	0.18		0.20	0.19
Net realized and unrealized gain (loss)	(0.08)		0.25	0.31		(0.44)	(0.29)
Total from investment operations	0.08		0.43	0.49		(0.24)	(0.10)
Less distributions to shareholders:
Net investment income	(0.16)		(0.18)	(0.18)		(0.20)	(0.18)
Net realized gains	(0.00	)(a)	—	—		—	—
Tax return of capital	—		—	—		—	(0.00	)(a)
Total distributions to shareholders	(0.16)		(0.18)	(0.18)		(0.20)	(0.18)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—
Net asset value, end of period	$2.76		$2.84	$2.59		$2.28	$2.72
Total return	3.20%	(b)	16.80%	22.01%	(b)	(7.86% )	(3.21%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.83%		1.84%	1.85%		1.89%	1.88%
Net expenses after fees waived or expenses reimbursed(d)	1.79%	(e)	1.82%	1.79%		1.77%	1.86%
Net investment income	5.79%	(e)	6.42%	7.14%		9.11%	6.95%
Supplemental data
Net assets, end of period (in thousands)	$75,596		$76,237	$70,489		$21,579	$18,644
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

18p	COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS

	Year Ended May 31,
	2012		2011	2010		2009	2008
Class I
Per share data
Net asset value, beginning of period	$2.86		$2.60	$2.29		$2.73	$3.02
Income from investment operations:
Net investment income	0.19		0.21	0.21		0.23	0.23
Net realized and unrealized gain (loss)	(0.07)		0.26	0.31		(0.44)	(0.30)
Total from investment operations	0.12		0.47	0.52		(0.21)	(0.07)
Less distributions to shareholders:
Net investment income	(0.20)		(0.21)	(0.21)		(0.23)	(0.22)
Net realized gains	(0.00	)(a)	—	—		—	—
Tax return of capital	—		—	—		—	(0.00	)(a)
Total distributions to shareholders	(0.20)		(0.21)	(0.21)		(0.23)	(0.22)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—
Net asset value, end of period	$2.78		$2.86	$2.60		$2.29	$2.73
Total return	4.38%	(b)	18.52%	23.35%	(b)	(6.75% )	(2.36%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.66%		0.68%	0.68%		0.70%	0.72%
Net expenses after fees waived or expenses reimbursed(d)	0.66%		0.68%	0.63%		0.65%	0.69%
Net investment income	6.91%		7.53%	8.36%		10.34%	8.13%
Supplemental data
Net assets, end of period (in thousands)	$141,388		$132,684	$144,203		$74,333	$72,462
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS	19p

	Year Ended May 31,
	2012		2011	2010		2009	2008
Class K*
Per share data
Net asset value, beginning of period	$2.86		$2.61	$2.30		$2.74	$3.01
Income from investment operations:
Net investment income	0.18		0.20	0.21		0.22	0.23
Net realized and unrealized gain (loss)	(0.06)		0.25	0.30		(0.43)	(0.29)
Total from investment operations	0.12		0.45	0.51		(0.21)	(0.06)
Less distributions to shareholders:
Net investment income	(0.19)		(0.20)	(0.20)		(0.23)	(0.21)
Net realized gains	(0.00	)(a)	—	—		—	—
Tax return of capital	—		—	—		—	(0.00	)(a)
Total distributions to shareholders	(0.19)		(0.20)	(0.20)		(0.23)	(0.21)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—
Net asset value, end of period	$2.79		$2.86	$2.61		$2.30	$2.74
Total return	4.44%	(b)	17.74%	22.92%	(b)	(6.86% )	(1.87%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.96%		0.96%	0.99%		1.00%	1.02%
Net expenses after fees waived or expenses reimbursed(d)	0.96%		0.96%	0.93%		0.87%	0.76%	(e)
Net investment income	6.62%		7.27%	8.05%		10.46%	8.07%	(e)
Supplemental data
Net assets, end of period (in thousands)	$63,276		$61,282	$43,406		$2,391	$919
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

*	Effective October 25, 2012, Class R4 is renamed Class K.
(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of 0.01%.

20p	COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS

	Year Ended May 31,
	2012		2011	2010		2009	2008
Class R
Per share data
Net asset value, beginning of period	$2.87		$2.62	$2.30		$2.74	$3.02
Income from investment operations:
Net investment income	0.17		0.19	0.20		0.21	0.21
Net realized and unrealized gain (loss)	(0.07)		0.25	0.31		(0.44)	(0.29)
Total from investment operations	0.10		0.44	0.51		(0.23)	(0.08)
Less distributions to shareholders:
Net investment income	(0.18)		(0.19)	(0.19)		(0.21)	(0.20)
Net realized gains	(0.00	)(a)	—	—		—	—
Total distributions to shareholders	(0.18)		(0.19)	(0.19)		(0.21)	(0.20)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—
Net asset value, end of period	$2.79		$2.87	$2.62		$2.30	$2.74
Total return	3.75%	(b)	17.23%	22.79%	(b)	(7.38% )	(2.75% )
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.33%		1.36%	1.48%		1.52%	1.51%
Net expenses after fees waived or expenses reimbursed(d)	1.29%	(e)	1.35%	1.43%		1.39%	1.25%
Net investment income	6.29%	(e)	6.86%	7.46%		9.46%	7.63%
Supplemental data
Net assets, end of period (in thousands)	$7,582		$7,156	$5,690		$14	$9
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS	21p

	Year Ended May 31,
	2012		2011	2010		2009	2008
Class R4*
Per share data
Net asset value, beginning of period	$2.88		$2.62	$2.31		$2.74	$3.02
Income from investment operations:
Net investment income	0.18		0.20	0.20		0.22	0.22
Net realized and unrealized gain (loss)	(0.08)		0.26	0.31		(0.43)	(0.29)
Total from investment operations	0.10		0.46	0.51		(0.21)	(0.07)
Less distributions to shareholders:
Net investment income	(0.18)		(0.20)	(0.20)		(0.22)	(0.21)
Net realized gains	(0.00	)(a)	—	—		—	—
Total distributions to shareholders	(0.18)		(0.20)	(0.20)		(0.22)	(0.21)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—
Net asset value, end of period	$2.80		$2.88	$2.62		$2.31	$2.74
Total return	3.83%	(b)	17.81%	22.56%	(b)	(6.70% )	(2.47% )
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.21%		1.21%	1.23%		1.25%	1.26%
Net expenses after fees waived or expenses reimbursed(d)	1.21%		1.21%	1.18%		1.20%	0.99%
Net investment income	6.37%		6.99%	7.81%		11.09%	7.82%
Supplemental data
Net assets, end of period (in thousands)	$8,176		$7,418	$4,003		$1,243	$5
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

**	Effective October 31, 2012, Class R3 is renamed Class R4.
(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

22p	COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS

	Year Ended May 31,
	2012		2011	2010		2009	2008
Class R5
Per share data
Net asset value, beginning of period	$2.86		$2.61	$2.30		$2.74	$3.02
Income from investment operations:
Net investment income	0.19		0.21	0.21		0.23	0.22
Net realized and unrealized gain (loss)	(0.07)		0.25	0.31		(0.44)	(0.28)
Total from investment operations	0.12		0.46	0.52		(0.21)	(0.06)
Less distributions to shareholders:
Net investment income	(0.20)		(0.21)	(0.21)		(0.23)	(0.22)
Net realized gains	(0.00	)(a)	—	—		—	—
Total distributions to shareholders	(0.20)		(0.21)	(0.21)		(0.23)	(0.22)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—
Net asset value, end of period	$2.78		$2.86	$2.61		$2.30	$2.74
Total return	4.32%	(b)	18.02%	23.22%	(b)	(6.73% )	(2.06% )
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.71%		0.73%	0.73%		0.75%	0.78%
Net expenses after fees waived or expenses reimbursed(d)	0.71%		0.72%	0.68%		0.70%	0.75%
Net investment income	6.76%		7.48%	8.18%		10.19%	8.06%
Supplemental data
Net assets, end of period (in thousands)	$8,675		$11,384	$7,958		$4	$5
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS	23p

	Year Ended May 31,
	2012		2011	2010		2009	2008
Class W
Per share data
Net asset value, beginning of period	$2.84		$2.59	$2.28		$2.71	$3.00
Income from investment operations:
Net investment income	0.18		0.20	0.20		0.22	0.21
Net realized and unrealized gain (loss)	(0.07)		0.25	0.31		(0.43)	(0.30)
Total from investment operations	0.11		0.45	0.51		(0.21)	(0.09)
Less distributions to shareholders:
Net investment income	(0.19)		(0.20)	(0.20)		(0.22)	(0.20)
Net realized gains	(0.00	)(a)	—	—		—	—
Tax return of capital	—		—	—		—	(0.00	)(a)
Total distributions to shareholders	(0.19)		(0.20)	(0.20)		(0.22)	(0.20)
Proceeds from regulatory settlements	0.00	(a)	—	0.00	(a)	—	—
Net asset value, end of period	$2.76		$2.84	$2.59		$2.28	$2.71
Total return	3.97%	(b)	17.65%	22.82%	(b)	(6.91% )	(2.87%	)
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.11%		1.10%	1.12%		1.16%	1.17%
Net expenses after fees waived or expenses reimbursed(d)	1.05%	(e)	1.09%	1.08%		1.10%	1.14%	(f)
Net investment income	6.59%	(e)	7.16%	7.68%		9.51%	7.59%	(f)
Supplemental data
Net assets, end of period (in thousands)	$44,832		$89,506	$100,227		$6,435	$22,510
Portfolio turnover	76%		96%	94%		83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of 0.01%.

24p	COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS

	Year Ended May 31,
	2012		2011(a)
Class Z
Per share data
Net asset value, beginning of period	$2.85		$2.72
Income from investment operations:
Net investment income	0.18		0.14
Net realized and unrealized gain (loss)	(0.06)		0.12
Total from investment operations	0.12		0.26
Less distributions to shareholders:
Net investment income	(0.19)		(0.13)
Net realized gains	(0.00	)(b)	—
Total distributions to shareholders	(0.19)		(0.13)
Proceeds from regulatory settlements	0.00	(b)	—
Net asset value, end of period	$2.78		$2.85
Total return	4.59%	(c)	9.87%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.80%		0.73%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.78%	(g)	0.73%	(e)
Net investment income	6.58%	(g)	7.37%	(e)
Supplemental data
Net assets, end of period (in thousands)	$35,492		$12,526
Portfolio turnover	76%		96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)	During the year ended May 31, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA HIGH YIELD BOND FUND — 2012 PROSPECTUS	25p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

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accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

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failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6370-99 AH (10/12)

Columbia Mid Cap Value Opportunity Fund

Prospectus October 1, 2012

Columbia Mid Cap Value Opportunity Fund seeks to provide shareholders with long-term growth of capital.

Class	Ticker Symbol
Class A	AMVAX
Class B	AMVBX
Class C	AMVCX
Class I	RMCIX
Class K*	RMCVX
Class R	RMVTX
Class R4**	RMCRX
Class R5	RSCMX
Class W	CVOWX
Class Z	CMOZX

*	Effective October 25, 2012, Class R4 is renamed Class K.
**	Effective October 31, 2012, Class R3 is renamed Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	6p
Buying and Selling Shares	7p
Tax Information	7p
Financial Intermediary Compensation	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	8p
More About Annual Fund Operating Expenses and Past Performance	10p
Other Investment Strategies and Risks	10p
Fund Management and Compensation	12p
Financial Highlights	14p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Mid Cap Value Opportunity Fund (the Fund) seeks to provide shareholders with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R, R4, R5, W, Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class K		Class R		Class R4		Class R5		Class W		Class Z
Management fees	0.70%		0.70%		0.70%		0.70%		0.70%		0.70%		0.70%		0.70%		0.70%		0.70%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%		0.00%		0.50%		0.00%		0.00%		0.25%		0.00%
Other expenses	0.36%		0.36%		0.36%		0.08%		0.38%		0.36%		0.36%		0.13%		0.36%		0.36%
Total annual fund operating expenses	1.31%		2.06%		2.06%		0.78%		1.08%		1.56%		1.06%		0.83%		1.31%		1.06%
Less: Fee waiver/expense reimbursement(b)	(0.04%	)	(0.04%	)	(0.04%	)	(0.00%	)	(0.00%	)	(0.04%	)	(0.04%	)	(0.00%	)	(0.04%	)	(0.04%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.27%		2.02%		2.02%		0.78%		1.08%		1.52%		1.02%		0.83%		1.27%		1.02%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, through November 30, 2012 the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 0.76% for Class I, 1.06% for Class K, 1.43% for Class R, 1.31% for Class R4, 0.81% for Class R5 , 1.18% for Class W and 0.93% for Class Z. Beginning December 1, 2012 through September 30, 2013, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.27% for Class A, 2.02% for Class B, 2.02% for Class C, 0.82% for Class I, 1.12% for Class K, 1.52% for Class R, 1.37% for Class R4, 0.87% for Class R5, 1.27% for Class W and 1.02% for Class Z. These net operating expense ratios, as applicable, are shown in the table.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$697	$963	$1,249	$2,065
Class B (if shares are redeemed)	$705	$942	$1,306	$2,198
Class B (if shares are not redeemed)	$205	$642	$1,106	$2,198
Class C (if shares are redeemed)	$305	$642	$1,106	$2,391
Class C (if shares are not redeemed)	$205	$642	$1,106	$2,391
Class I (whether or not shares are redeemed)	$80	$249	$434	$970
Class K (whether or not shares are redeemed)	$110	$344	$596	$1,322
Class R (whether or not shares are redeemed)	$155	$489	$847	$1,858
Class R4 (whether or not shares are redeemed)	$104	$334	$582	$1,295
Class R5 (whether or not shares are redeemed)	$85	$265	$461	$1,029
Class W (whether or not shares are redeemed)	$129	$412	$715	$1,580
Class Z (whether or not shares are redeemed)	$104	$334	$582	$1,295

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from October 1, 2011 to May 31, 2012, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio and for the prior fiscal year ended September 30, 2011, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. These equity securities generally include common stocks. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the market capitalization range of the Russell Midcap® Value Index (the Index). The market capitalization range of the companies included within the Index was $301 million to $19.3 billion as of August 31, 2012. The market capitalization range of the companies in the Index is subject to change. Up to 20% of the Fund’s net assets may be invested in stocks of smaller or larger companies. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

4p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of its benchmark index. The inception date of the Fund’s Class A, Class B, Class C and Class K shares is February 14, 2002, the inception date of the Fund’s Class I shares is March 4, 2004, the inception date of the Fund’s Class W shares is December 1, 2006, the inception date of the Fund’s Class R, Class R4 and Class R5 shares is December 11, 2006 and the inception date of the Fund’s Class Z shares is September 27, 2010. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the relevant class inception date. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	5p

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. The after-tax returns shown in the table are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was +27.27% (quarter ended June 30, 2003).
¡ Lowest return for a calendar quarter was –27.69% (quarter ended December 31, 2008).
¡ Class A year-to-date return was +7.49% at June 30, 2012.

Average Annual Total Returns (after applicable sales charges)
(for periods ended December 31, 2011)	1 year	5 years	Since inception (2/14/02)
Columbia Mid Cap Value Opportunity Fund:
Class A — before taxes	-13.60%	-1.89%	6.64%
Class A — after taxes on distributions	-13.61%	-2.51%	5.93%
Class A — after taxes on distributions and redemption of fund shares	-8.83%	-1.79%	5.63%
Class B — before taxes	-13.52%	-1.81%	6.46%
Class C — before taxes	-10.01%	-1.48%	6.46%
Class I — before taxes	-7.92%	-0.26%	7.67%
Class K — before taxes	-8.28%	-0.57%	7.46%
Class R — before taxes	-8.57%	-1.03%	6.98%
Class R4 — before taxes	-8.42%	-0.82%	7.19%
Class R5 — before taxes	-8.02%	-0.32%	7.50%
Class W — before taxes	-8.32%	-0.69%	7.30%
Class Z — before taxes	-8.03%	-0.64%	7.32%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	-1.38%	0.04%	7.64%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Steve Schroll	Portfolio Manager	2003
Laton Spahr, CFA	Portfolio Manager	2003
Paul Stocking	Portfolio Manager	2006

6p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, K, R, R4, R5	Class W	Class Z
For investors other than systematic investment plans	$2,000	$1,000	None	$500	Variable	*
Systematic investment plans	$100	$100	None	$500	Variable	*

*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000, depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	7p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Mid Cap Value Opportunity Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. These equity securities generally include common stocks. Medium-sized companies are those whose market capitalizations at the time of purchase fall within the market capitalization range of the Russell Midcap® Value Index (the Index). The market capitalization range of the companies included within the Index was $301 million to $19.3 billion as of August 31, 2012. The market capitalization range of the companies in the Index is subject to change. Up to 20% of the Fund’s net assets may be invested in stocks of smaller or larger companies. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses equity investments by seeking to:

•

Select companies that are undervalued based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.

•	Identify companies with growth potential based on:

•	effective management, as demonstrated by overall performance;

•	financial strength; and

•	underappreciated potential for improvement in industry and thematic trends.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	The security has reached the Investment Manager’s price objective.

•	The company has met the Investment Manager’s earnings and/or growth expectations.

•	The security exhibits unacceptable correlation characteristics with other portfolio holdings.

•	The company or the security continues to meet the other standards described above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

8p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	9p

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus are generally based on expenses incurred during the Fund’s most recently completed fiscal period and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal period. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, as described below) through November 30, 2012, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 0.76% for Class I, 1.06% for Class K, 1.43% for Class R, 1.31% for Class R4, 0.81% for Class R5, 1.18% for Class W and 0.93% for Class Z. Beginning December 1, 2012 through September 30, 2013, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.27% for Class A, 2.02% for Class B, 2.02% for Class C, 0.82% for Class I, 1.12% for Class K, 1.52% for Class R, 1.37% for Class R4, 0.87% for Class R5, 1.27% for Class W and 1.02% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

10p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

Additionally, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	11p

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the annualized fee for the most recent fiscal period from October 1, 2011 to May 31, 2012 was 0.70% of the Fund’s average daily net assets. (During the most recent fiscal period, the Fund’s fiscal year end changed from September 30 to May 31.) The fee for the prior fiscal year ended September 30, 2011 was 0.73% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.05% for that fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the PIA was the Lipper Mid-Cap Value Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. The PIA was terminated on July 1, 2011. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal period ended May 31, 2012.

12p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Steve Schroll, Portfolio Manager

•	Managed the Fund since 2003.

•	Joined the Investment Manager in 1998 as a Senior Security Analyst.

•	Senior Equity Analyst, Piper Jaffray, 1988 to 1998; Equity Analyst, First Asset Management, 1985 to 1988; Equity Analyst, Dain Rauscher, 1981 to 1985.

•	Began investment career in 1981.

•	MBA, University of Minnesota.

Laton Spahr, CFA, Portfolio Manager

•	Managed the Fund since 2003.

•	Joined the Investment Manager in 2001 as a Security Analyst.

•	Sector Analyst, Holland Capital Management, 2000 to 2001; Statistical Research Intern, Friess Associates, 1998 to 1999.

•	Began investment career in 1998.

•	MS, University of Wisconsin, Applied Security Analysis Program.

Paul Stocking, Portfolio Manager

•	Managed the Fund since 2006.

•	Joined the Investment Manager in 1995 as a Senior Equity Analyst.

•	Vice President, JP Morgan Securities, 1987 to 1995; Investment Banking.

•	Began investment career in 1987.

•	MBA, University of Chicago.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	13p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended May 31, 2012(a)		Year ended September 30,
			2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$6.44		$6.94	$6.15	$7.14	$10.15	$9.12
Income from investment operations:
Net investment income	0.03		0.02	0.04	0.07	0.07	0.06
Net realized and unrealized gain (loss)	1.12		(0.48)	0.83	(0.59)	(2.56)	1.89
Total from investment operations	1.15		(0.46)	0.87	(0.52)	(2.49)	1.95
Less distributions to shareholders:
Net investment income	(0.00	)(b)	(0.04)	(0.08)	(0.02)	(0.05)	(0.05)
Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.00	)(b)	(0.04)	(0.08)	(0.47)	(0.52)	(0.92)
Net asset value, end of period	$7.59		$6.44	$6.94	$6.15	$7.14	$10.15
Total return	17.93%		(6.69% )	14.28%	(4.97% )	(25.62% )	22.74%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.29%	(d)	1.30%	1.20%	1.19%	1.28%	1.23%
Net expenses after fees waived or expenses reimbursed(e)	1.20%	(d)	1.29% (f)	1.20%	1.19%	1.28%	1.23%
Net investment income	0.55%	(d)	0.22% (f)	0.62%	1.39%	0.74%	0.58%
Supplemental data
Net assets, end of period (in thousands)	$850,820		$882,934	$1,324,861	$1,351,336	$1,745,361	$2,025,926
Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

14p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended September 30,
			2011		2010	2009	2008	2007
Class B
Per share data
Net asset value, beginning of period	$6.17		$6.67		$5.90	$6.90	$9.84	$8.89
Income from investment operations:
Net investment income (loss)	(0.01)		(0.04)		(0.01)	0.03	(0.01)	(0.02)
Net realized and unrealized gain (loss)	1.08		(0.46)		0.81	(0.58)	(2.46)	1.84
Total from investment operations	1.07		(0.50)		0.80	(0.55)	(2.47)	1.82
Less distributions to shareholders:
Net investment income	—		—		(0.03)	—	—	—
Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	—		—		(0.03)	(0.45)	(0.47)	(0.87)
Net asset value, end of period	$7.24		$6.17		$6.67	$5.90	$6.90	$9.84
Total return	17.34%		(7.50%	)	13.65%	(5.88% )	(26.13% )	21.73%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	2.04%	(c)	2.04%		1.97%	1.96%	2.04%	1.99%
Net expenses after fees waived or expenses reimbursed(d)	1.95%	(c)	2.03%	(e)	1.97%	1.96%	2.04%	1.99%
Net investment income (loss)	(0.19%	)(c)	(0.54%	)(e)	(0.18% )	0.62%	(0.07% )	(0.17% )
Supplemental data
Net assets, end of period (in thousands)	$49,020		$49,737		$92,370	$104,322	$164,380	$306,040
Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	15p

	Year ended May 31, 2012(a)		Year ended September 30,
			2011		2010	2009	2008	2007
Class C
Per share data
Net asset value, beginning of period	$6.17		$6.66		$5.91	$6.90	$9.84	$8.89
Income from investment operations:
Net investment income (loss)	(0.01)		(0.04)		(0.01)	0.03	0.00 (b)	(0.02)
Net realized and unrealized gain (loss)	1.08		(0.45)		0.80	(0.57)	(2.46)	1.84
Total from investment operations	1.07		(0.49)		0.79	(0.54)	(2.46)	1.82
Less distributions to shareholders:
Net investment income	—		—		(0.04)	—	(0.01)	—
Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	—		—		(0.04)	(0.45)	(0.48)	(0.87)
Net asset value, end of period	$7.24		$6.17		$6.66	$5.91	$6.90	$9.84
Total return	17.34%		(7.36%	)	13.49%	(5.74% )	(26.11% )	21.72%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.04%	(d)	2.05%		1.96%	1.95%	2.03%	1.98%
Net expenses after fees waived or expenses reimbursed(e)	1.95%	(d)	2.04%	(f)	1.96%	1.95%	2.03%	1.98%
Net investment income (loss)	(0.20%	)(d)	(0.52%	)(f)	(0.13% )	0.62%	0.03%	(0.18% )
Supplemental data
Net assets, end of period (in thousands)	$31,012		$34,731		$45,317	$41,952	$54,137	$41,928
Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

16p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended September 30,
			2011	2010	2009	2008	2007
Class I
Per share data
Net asset value, beginning of period	$6.56		$7.07	$6.25	$7.26	$10.30	$9.24
Income from investment operations:
Net investment income	0.05		0.06	0.07	0.09	0.10	0.09
Net realized and unrealized gain (loss)	1.15		(0.49)	0.86	(0.60)	(2.58)	1.92
Total from investment operations	1.20		(0.43)	0.93	(0.51)	(2.48)	2.01
Less distributions to shareholders:
Net investment income	(0.04)		(0.08)	(0.11)	(0.05)	(0.09)	(0.08)
Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.04)		(0.08)	(0.11)	(0.50)	(0.56)	(0.95)
Net asset value, end of period	$7.72		$6.56	$7.07	$6.25	$7.26	$10.30
Total return	18.30%		(6.28% )	15.06%	(4.60% )	(25.25% )	23.18%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.79%	(c)	0.82%	0.73%	0.67%	0.85%	0.80%
Net expenses after fees waived or expenses reimbursed(d)	0.77%	(c)	0.82%	0.73%	0.67%	0.85%	0.80%
Net investment income	0.98%	(c)	0.72%	1.05%	1.83%	1.13%	0.91%
Supplemental data
Net assets, end of period (in thousands)	$84,959		$100,645	$117,621	$44,214	$15,526	$29,272
Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	17p

	Year ended May 31, 2012(a)		Year ended September 30,
			2011	2010	2009	2008	2007
Class K*
Per share data
Net asset value, beginning of period	$6.48		$6.99	$6.19	$7.20	$10.22	$9.19
Income from investment operations:
Net investment income	0.04		0.03	0.05	0.08	0.08	0.07
Net realized and unrealized gain (loss)	1.13		(0.48)	0.85	(0.60)	(2.56)	1.90
Total from investment operations	1.17		(0.45)	0.90	(0.52)	(2.48)	1.97
Less distributions to shareholders:
Net investment income	(0.01)		(0.06)	(0.10)	(0.04)	(0.07)	(0.07)
Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.01)		(0.06)	(0.10)	(0.49)	(0.54)	(0.94)
Net asset value, end of period	$7.64		$6.48	$6.99	$6.19	$7.20	$10.22
Total return	18.15%		(6.59% )	14.61%	(4.91% )	(25.41% )	22.81%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.09%	(c)	1.12%	1.03%	0.97%	1.13%	1.10%
Net expenses after fees waived or expenses reimbursed(d)	1.07%	(c)	1.12%	1.03%	0.97%	1.13%	1.10%
Net investment income	0.69%	(c)	0.38%	0.80%	1.55%	0.96%	0.68%
Supplemental data
Net assets, end of period (in thousands)	$241,253		$251,200	$389,349	$337,593	$270,774	$157,136
Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

*	Effective October 25, 2012, Class R4 is renamed Class K.
(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

18p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended September 30,
			2011		2010	2009	2008	2007(b)
Class R
Per share data
Net asset value, beginning of period	$6.39		$6.88		$6.11	$7.12	$10.18	$9.96
Income from investment operations:
Net investment income (loss)	0.02		(0.00	)(c)	0.02	0.05	0.05	0.01
Net realized and unrealized gain (loss)	1.11		(0.46)		0.82	(0.58)	(2.56)	1.16
Total from investment operations	1.13		(0.46)		0.84	(0.53)	(2.51)	1.17
Less distributions to shareholders:
Net investment income	—		(0.03)		(0.07)	(0.03)	(0.08)	(0.08)
Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	—		(0.03)		(0.07)	(0.48)	(0.55)	(0.95)
Net asset value, end of period	$7.52		$6.39		$6.88	$6.11	$7.12	$10.18
Total return	17.68%		(6.81%	)	13.85%	(5.25% )	(25.87% )	13.00%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.54%	(e)	1.55%		1.53%	1.47%	1.61%	1.67%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.45%	(e)	1.54%	(g)	1.53%	1.47%	1.61%	1.67%	(e)
Net investment income (loss)	0.31%	(e)	(0.01%	)(g)	0.31%	1.07%	0.60%	0.11%	(e)
Supplemental data
Net assets, end of period (in thousands)	$13,594		$14,799		$16,531	$15,827	$10,457	$287
Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	19p

	Year ended May 31, 2012(a)		Year ended September 30,
			2011	2010	2009	2008	2007(b)
Class R4*
Per share data
Net asset value, beginning of period	$6.41		$6.92	$6.14	$7.15	$10.19	$9.96
Income from investment operations:
Net investment income	0.02		0.01	0.04	0.06	0.07	0.04
Net realized and unrealized gain (loss)	1.13		(0.48)	0.83	(0.59)	(2.56)	1.14
Total from investment operations	1.15		(0.47)	0.87	(0.53)	(2.49)	1.18
Less distributions to shareholders:
Net investment income	—		(0.04)	(0.09)	(0.03)	(0.08)	(0.08)
Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	—		(0.04)	(0.09)	(0.48)	(0.55)	(0.95)
Net asset value, end of period	$7.56		$6.41	$6.92	$6.14	$7.15	$10.19
Total return	17.94%		(6.84% )	14.22%	(5.07% )	(25.60% )	13.12%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.34%	(d)	1.37%	1.29%	1.22%	1.36%	1.49%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.32%	(d)	1.37%	1.29%	1.22%	1.36%	1.49%	(d)
Net investment income	0.44%	(d)	0.16%	0.55%	1.30%	0.85%	0.57%	(d)
Supplemental data
Net assets, end of period (in thousands)	$46,639		$50,329	$67,911	$46,599	$30,952	$1,378
Portfolio turnover	28%		46%	50%	42%	34%	24%
Notes to Financial Highlights

*	Effective October 31, 2012, Class R3 is renamed Class R4.
(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

20p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended September 30,
			2011	2010	2009	2008	2007(b)
Class R5
Per share data
Net asset value, beginning of period	$6.50		$7.01	$6.20	$7.21	$10.23	$9.96
Income from investment operations:
Net investment income	0.05		0.05	0.07	0.09	0.12	0.08
Net realized and unrealized gain (loss)	1.13		(0.48)	0.85	(0.60)	(2.58)	1.14
Total from investment operations	1.18		(0.43)	0.92	(0.51)	(2.46)	1.22
Less distributions to shareholders:
Net investment income	(0.03)		(0.08)	(0.11)	(0.05)	(0.09)	(0.08)
Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.03)		(0.08)	(0.11)	(0.50)	(0.56)	(0.95)
Net asset value, end of period	$7.65		$6.50	$7.01	$6.20	$7.21	$10.23
Total return	18.26%		(6.38% )	14.97%	(4.65% )	(25.23% )	13.57%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.84%	(d)	0.87%	0.79%	0.72%	0.84%	0.84%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.82%	(d)	0.87%	0.79%	0.72%	0.84%	0.84%	(d)
Net investment income	0.94%	(d)	0.67%	1.05%	1.82%	1.46%	1.03%	(d)
Supplemental data
Net assets, end of period (in thousands)	$142,835		$119,293	$139,751	$133,143	$65,029	$12
Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	21p

	Year ended May 31, 2012(a)		Year ended September 30,
			2011	2010	2009	2008	2007(b)
Class W
Per share data
Net asset value, beginning of period	$6.49		$7.00	$6.20	$7.19	$10.20	$9.88
Income from investment operations:
Net investment income	0.03		0.02	0.04	0.07	0.07	0.05
Net realized and unrealized gain (loss)	1.14		(0.48)	0.85	(0.59)	(2.56)	1.22
Total from investment operations	1.17		(0.46)	0.89	(0.52)	(2.49)	1.27
Less distributions to shareholders:
Net investment income	(0.01)		(0.05)	(0.09)	(0.02)	(0.05)	(0.08)
Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)
Total distributions to shareholders	(0.01)		(0.05)	(0.09)	(0.47)	(0.52)	(0.95)
Net asset value, end of period	$7.65		$6.49	$7.00	$6.20	$7.19	$10.20
Total return	18.03%		(6.69% )	14.43%	(4.96% )	(25.53% )	14.14%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.26%	(d)	1.28%	1.17%	1.07%	1.27%	1.23%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.18%	(d)	1.28%	1.17%	1.07%	1.27%	1.23%	(d)
Net investment income	0.57%	(d)	0.26%	0.67%	1.48%	0.73%	0.66%	(d)
Supplemental data
Net assets, end of period (in thousands)	$4		$3	$4	$3	$4	$5
Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	For the period from December 1, 2006 (commencement of operations) to September 30, 2007.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

22p	COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended September 30,
			2011	2010(b)
Class Z
Per share data
Net asset value, beginning of period	$6.55		$7.07	$7.00
Income from investment operations:
Net investment income	0.04		0.06	0.00	(c)
Net realized and unrealized gain (loss)	1.15		(0.50)	0.07
Total from investment operations	1.19		(0.44)	0.07
Less distributions to shareholders:
Net investment income	(0.03)		(0.08)	—
Total distributions to shareholders	(0.03)		(0.08)	—
Net asset value, end of period	$7.71		$6.55	$7.07
Total return	18.18%		(6.42% )	1.00%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.04%	(e)	1.07%	1.01%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.95%	(e)	1.06% (g)	1.01%	(e)
Net investment income	0.81%	(e)	0.80% (g)	4.49%	(e)
Supplemental data
Net assets, end of period (in thousands)	$141,202		$127,642	$3
Portfolio turnover	28%		46%	50%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.
(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.
(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA MID CAP VALUE OPPORTUNITY FUND — 2012 PROSPECTUS	23p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

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(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

S.17

accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

S.18

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

S.27

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

S.28

failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.29

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

S.30

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6241-99 P (10/12)

Columbia Multi-Advisor Small Cap Value Fund

Prospectus October 1, 2012

Columbia Multi-Advisor Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

Class	Ticker Symbol
Class A	ASVAX
Class B	ASVBX
Class C	APVCX
Class I	CAVIX
Class K*	RSGLX
Class R	RSVTX
Class R4**	RSVRX
Class R5	RSCVX
Class Z	CMAZX

*	Effective October 25, 2012, Class R4 is renamed Class K.
**	Effective October 31, 2012, Class R3 is renamed Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund

Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	7p
Buying and Selling Shares	7p
Tax Information	7p
Financial Intermediary Compensation	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	9p
More About Annual Fund Operating Expenses and Past Performance	11p
Other Investment Strategies and Risks	11p
Fund Management and Compensation	13p
Financial Highlights	16p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Multi-Advisor Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K. R, R4, R5, Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class K		Class R		Class R4		Class R5		Class Z
Management fees	0.96%		0.96%		0.96%		0.96%		0.96%		0.96%		0.96%		0.96%		0.96%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%		0.00%		0.50%		0.00%		0.00%		0.00%
Other expenses	0.56%		0.56%		0.56%		0.15%		0.43%		0.56%		0.56%		0.18%		0.56%
Total annual fund operating expenses	1.77%		2.52%		2.52%		1.11%		1.39%		2.02%		1.52%		1.14%		1.52%
Less: Fee waiver/expense reimbursement(b)	(0.37%	)	(0.37%	)	(0.37%	)	(0.16%	)	(0.14%	)	(0.37%	)	(0.37%	)	(0.14%	)	(0.37%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.40%		2.15%		2.15%		0.95%		1.25%		1.65%		1.15%		1.00%		1.15%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.40% for Class A, 2.15% for Class B, 2.15% for Class C, 0.95% for Class I, 1.25% for Class K, 1.65% for Class R, 1.15% for Class R4, 1.00% for Class R5 and 1.15% for Class Z.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$709	$1,067	$1,448	$2,515
Class B (if shares are redeemed)	$718	$1,050	$1,508	$2,647
Class B (if shares are not redeemed)	$218	$750	$1,308	$2,647
Class C (if shares are redeemed)	$318	$750	$1,308	$2,832
Class C (if shares are not redeemed)	$218	$750	$1,308	$2,832
Class I (whether or not shares are redeemed)	$97	$337	$597	$1,342
Class K (whether or not shares are redeemed)	$127	$427	$748	$1,662
Class R (whether or not shares are redeemed)	$168	$598	$1,055	$2,324
Class R4 (whether or not shares are redeemed)	$117	$444	$795	$1,786
Class R5 (whether or not shares are redeemed)	$102	$349	$615	$1,378
Class Z (whether or not shares are redeemed)	$117	$444	$795	$1,786

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS	3p

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000® Value Index (Index). The Fund may buy and hold stock in a company that is not included in the Index. The market capitalization range of the companies included within the Index was $40 million to $3.47 billion as of August 31, 2012. Over time, the market capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. The Fund may invest in any type of securities, including common stocks and depository receipts. The Fund may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the Investment Manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith), Metropolitan West Capital Management, LLC (MetWest Capital) and Turner Investments, L.P. (Turner) (collectively, the Subadvisers), which provide day-to-day portfolio management for the Fund. Columbia Management, subject to the oversight of the Fund’s Board of Trustees (the Board), decides the proportion of the Fund’s assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Multi-Adviser Risk. The Fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may conflict or even contradict that of the other subadviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

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Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of its benchmark index. The inception date of the Fund’s Class A, Class B, Class C and Class K shares is June 18, 2001, the inception date of the Fund’s Class I shares is March 4, 2004, the inception date of the Fund’s Class R, Class R4 and Class R5 shares is December 11, 2006 and the inception date of the Fund’s Class Z shares in September 27, 2010. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the relevant class inception date. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. The after-tax returns shown in the table are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

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CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 26.55% (quarter ended September 30, 2009).
¡ Lowest return for a calendar quarter was -25.30% (quarter ended December 31, 2008).
¡ Class A year-to-date return was 4.89% at June 30, 2012.

Average Annual Total Returns (after applicable sales charges)
(for periods ended December 31, 2011)	1 year	5 years	10 years
Columbia Multi-Advisor Small Cap Value Fund:
Class A — before taxes	-13.36%	-0.07%	5.80%
Class A — after taxes on distributions	-13.36%	-0.80%	4.53%
Class A — after taxes on distributions and redemption of fund shares	-8.68%	-0.37%	4.65%
Class B — before taxes	-13.38%	0.01%	5.77%
Class C — before taxes	-9.88%	0.35%	5.76%
Class I — before taxes	-7.79%	1.56%	6.76%
Class K — before taxes	-7.94%	1.39%	6.63%
Class R — before taxes	-8.49%	0.74%	6.09%
Class R4 — before taxes	-8.35%	1.10%	6.39%
Class R5 — before taxes	-7.89%	1.50%	6.63%
Class Z — before taxes	-8.13%	1.13%	6.43%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	-1.87%	6.40%

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FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Subadvisers: Barrow Hanley, Donald Smith, MetWest Capital and Turner

Barrow Hanley Portfolio Manager	Title	Managed Fund Since
James S. McClure, CFA	Portfolio Manager	2004
John P. Harloe, CFA	Portfolio Manager	2004

Donald Smith Portfolio Manager	Title	Managed Fund Since
Donald G. Smith	Portfolio Manager	2004
Richard L. Greenberg, CFA	Portfolio Manager	2004

MetWest Capital Portfolio Manager	Title	Managed Fund Since
Samir Sikka	Portfolio Manager	2007

Turner Portfolio Manager	Title	Managed Fund Since
David Kovacs, CFA	Portfolio Manager	2010

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, K, R, R4 & R5	Class Z
For investors other than systematic investment plans	$2,000	$1,000	None	Variable	*
Systematic investment plans	$100	$100	None	Variable	*

*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000, depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

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More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Multi-Advisor Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000® Value Index (Index). The Fund may buy and hold stock in a company that is not included in the Index. The market capitalization range of the companies included within the Index was $40 million to $3.47 billion as of August 31, 2012. Over time, the market capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. The Fund may invest in any type of securities, including common stocks and depository receipts. The Fund may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the Investment Manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith), Metropolitan West Capital Management, LLC (MetWest Capital) and Turner Investments, L.P. (Turner) (collectively, the Subadvisers), which provide day-to-day portfolio management for the Fund. Columbia Management, subject to the oversight of the Fund’s Board of Trustees (Board), decides the proportion of the Fund assets to be managed by each Subadviser, and may change these proportions at any time. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small companies in an attempt to take advantage of what are believed to be undervalued securities.

Barrow Hanley

Barrow Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks of companies in which the value of the underlying business is believed to be significantly greater than the market price. This difference in the valuation is referred to as a “value gap.” The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.

Barrow Hanley screens the universe of roughly 1,500 companies that possess characteristics desired by Barrow Hanley. The result is a “Prospect List” of approximately 150 companies on which the Barrow Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow Hanley’s qualitative analysis. The assumptions and forecasts developed by Barrow Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process — the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow Hanley will construct its portion of the Fund’s portfolio from the bottom up, one security at a time. Portfolio holdings will average approximately 35-45 stocks with an average weighting of 3% to 5%.

Donald Smith

Donald Smith employs a strict bottom-up approach that seeks to invest in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/ tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research.

Donald Smith will generally sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

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MetWest Capital

MetWest Capital analyzes high-quality businesses with objective, fundamental research and a global perspective. It invests in small capitalization companies it believes are selling below fair value and possess clear catalysts to help realize full value within a defined time frame, typically two to four years. Generally, MetWest Capital will invest in a security when:

•

It represents a high-quality growing business that sells at a significant discount to its intrinsic value (a company’s intrinsic value represents the MetWest Capital investment team’s estimate of its full, or true value).

•	One or more positive catalysts for change exist that MetWest Capital believes will cause investors to revalue the company’s stock and close the valuation gap, generally within two to four years.

The investment team establishes a sell target when a security is purchased, based on the company’s intrinsic value. As the fundamentals change over time, the team re-evaluates the sell target. MetWest Capital does not employ automatic sell rules. However, the investment team continuously re-evaluates portfolio holdings, as well as its price target for each security. A sale review of a security occurs if:

•	The price approaches its sell target.

•	The price declines 25% from the peak.

•	The stock underperforms by 25% relative to the overall market and/or its industry.

A sale generally occurs if:

•	The value potential is realized.

•	Warning signs emerge of beginning fundamental deterioration.

•	The valuation is no longer compelling relative to the alternatives.

Turner

Turner believes that consistent out-performance relative to stated benchmark over a full market cycle may be best achieved by identifying the characteristics that are consistently predictive of future price out-performance by sector, and by investing in companies that exhibit these predictive characteristics. Turner’s investment process involves the use of four steps to evaluate stocks for investment or continued ownership:

•	Turner uses a proprietary quantitative model to evaluate various factors and identify those that have been predictive of future price performance during the previous three years by economic sector.

•	Turner then ranks all companies in the universe relative to one another based on the predictive characteristics by sector.

•	Next, a diversified portfolio of the best ranked companies is constructed by utilizing proprietary portfolio optimization and diversification tools.

•	The portfolio is rebalanced regularly using program trades that minimize “implementation shortfall” at a minimum cost.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

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Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Multi-Adviser Risk. The Fund has multiple subadvisers. Each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may conflict or even contradict that of the other subadviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s ability to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Securities of small-capitalization companies (small-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger-capitalization companies (larger companies) but may also have more risk. For example, small-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

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Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus are generally based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.40% for Class A, 2.15% for Class B, 2.15% for Class C, 0.95% for Class I, 1.25% for Class K, 1.65% for Class R, 1.15% for Class R4, 1.00% for Class R5 and 1.15% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

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Additionally, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

12p	COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS

Change in Subadviser(s). From time to time, the Investment Manager may add or change unaffiliated subadvisers, see “Fund Management and Compensation, Investment Manager”. The date the current Subadviser(s) began serving the Fund is set forth under “Fund Management and Compensation, Investment Manager.” When applicable, performance of the Fund prior to the date the current Subadviser(s) began serving, was achieved by different subadviser(s). Similarly, the portfolio turnover rate shown in the “Financial Highlights” applies to the subadviser(s) serving during the relevant time-period. A change in a subadviser may result in increased portfolio turnover, as noted under “Portfolio Turnover.”

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. For subadvised funds, a change in a subadviser may result in increased portfolio turnover, which increase may be substantial, as the new subadviser realigns the portfolio, or if the subadviser(s) trades portfolio securities more frequently. A realignment or more active strategy could produce higher than expected capital gains. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.97% of the Fund’s average daily net assets, including an adjustment under the terms of a performance incentive arrangement that increased the management fee by 0.0024% for the most recent fiscal year. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the PIA was the Lipper Small Cap Value Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. The PIA was terminated on July 1, 2011. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2012.

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS	13p

Columbia Management selects, contracts with and compensates the Subadvisers to manage the investment of the Fund’s assets. Columbia Management monitors the compliance of the Subadvisers with the investment objective and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board.

Subadvisers:

Barrow Hanley

Barrow Hanley, which has served as Subadviser to the Fund since March 2004, is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas. Barrow Hanley, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. Barrow Hanley is an independently-operated subsidiary of Old Mutual Asset Management (US) group of companies.

Donald Smith

Donald Smith, which has served as Subadviser to the Fund since March 2004, is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows portfolio managers to conduct focused, detailed fundamental analysis of companies they invest in.

MetWest Capital

MetWest Capital, which has served as Subadviser to the Fund since April 2006, is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California. Subject to the supervision of Columbia Management, MetWest Capital provides day-today management of a portion of the Fund’s portfolio, as well as investment research and statistical information under a Subadvisory Agreement with Columbia Management.

Turner

Turner, which has served as Subadviser to the Fund since February 2010, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision of Columbia Management, provides day-to-day management of a portion of the Fund’s portfolio, as well as investment research and statistical information under a Subadvisory Agreement with Columbia Management.

Portfolio Managers: The portfolio managers responsible for the day-to-day portfolio management of the portion of the Fund managed by Barrow Hanley are:

•

James S. McClure, CFA and Portfolio Manager. Mr. McClure joined Barrow Hanley as a Principal in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow Hanley’s Small Cap Value Equity strategy and has 40 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

•

John P. Harloe, CFA and Portfolio Manager. Mr. Harloe joined Barrow Hanley as a Principal in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow Hanley’s Small Cap Value Equity strategy and has 36 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.

Portfolio Managers: The portfolio managers responsible for the day-to-day portfolio management of the portion of the Fund managed by Donald Smith are:

•

Donald G. Smith, Chief Investment Officer. Mr. Smith has been with Donald Smith since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Mr. Smith accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Mr. Smith received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

•

Richard L. Greenberg, CFA, is Senior Portfolio Manager and Director of Research. Mr. Greenberg has been with Donald Smith since 1981. Mr. Greenberg began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Mr. Greenberg graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

14p	COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS

Portfolio Managers: The portfolio manager responsible for the day-to-day portfolio management of the portion of the Fund managed by MetWest Capital is Samir Sikka:

•

Samir Sikka, Managing Director and Lead Portfolio Manager. Mr. Sikka joined MetWest Capital’s investment team with a focus on the Small Cap Intrinsic Value strategy in 2006 and became a lead portfolio manager in February 2007. Mr. Sikka has 15 years of industry experience. Mr. Sikka earned a BS in Business Administration at California State University, Northridge and an MBA degree from Harvard Business School.

Portfolio Managers: The portfolio manager responsible for the day-to-day portfolio management of the portion of the Fund managed by Turner is:

•

David Kovacs, CFA, Chief Investment Officer — Quantitative Strategies. David Kovacs is the chief investment officer of quantitative strategies at Turner. Mr. Kovacs developed the quantitative research model that is currently used by the firm. He has worked at Turner since 1998 and has 22 years of investment experience. Prior to joining Turner, Mr. Kovacs was Director of Quantitative Research at Pilgrim Baxter & Associates. He also served as a senior financial analyst at The West Company. He began his career as a research analyst at Allied Signal, Inc. Mr. Kovacs received his MBA from the University of Notre Dame with a dual major in finance and accounting, which is also where he received his dual major bachelor’s degree in mathematics and computer science. He is a member of CFA Institute and CFA Society of Philadelphia.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS	15p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year ended May 31,
	2012		2011		2010		2009		2008
Class A
Per share data
Net asset value, beginning of period	$6.18		$4.91		$3.35		$4.73		$6.56
Income from investment operations:
Net investment income (loss)	(0.01)		(0.03)		(0.02)		0.00	(a)	0.03
Net realized and unrealized gain (loss)	(0.75)		1.30		1.58		(1.38)		(1.02)
Total from investment operations	(0.76)		1.27		1.56		(1.38)		(0.99)
Less distributions to shareholders:
Net realized gains	—		—		—		—		(0.83)
Tax return of capital	—		—		—		—		(0.01)
Total distributions to shareholders	—		—		—		—		(0.84)
Net asset value, end of period	$5.42		$6.18		$4.91		$3.35		$4.73
Total return	(12.30%	)	25.87%		46.57%		(29.18%	)	(15.03% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.70%		1.70%		1.79%		1.79%		1.56%
Net expenses after fees waived or expenses reimbursed(c)	1.50%	(d)	1.53%		1.52%		1.35%		1.37%
Net investment income (loss)	(0.27%	)(d)	(0.56%	)	(0.54%	)	0.04%		0.51%
Supplemental data
Net assets, end of period (in thousands)	$244,913		$323,548		$277,384		$194,256		$365,496
Portfolio turnover	66%		54%		80%		120%		45%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

16p	COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS

	Year ended May 31,
	2012		2011		2010		2009	2008
Class B
Per share data
Net asset value, beginning of period	$5.68		$4.54		$3.12		$4.44	$6.26
Income from investment operations:
Net investment loss	(0.05)		(0.07)		(0.05)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.70)		1.21		1.47		(1.30)	(0.97)
Total from investment operations	(0.75)		1.14		1.42		(1.32)	(0.98)
Less distributions to shareholders:
Net realized gains	—		—		—		—	(0.83)
Tax return of capital	—		—		—		—	(0.01)
Total distributions to shareholders	—		—		—		—	(0.84)
Net asset value, end of period	$4.93		$5.68		$4.54		$3.12	$4.44
Total return	(13.20%	)	25.11%		45.51%		(29.73% )	(15.64% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.44%		2.47%		2.56%		2.56%	2.33%
Net expenses after fees waived or expenses reimbursed(b)	2.26%	(c)	2.30%		2.30%		2.12%	2.13%
Net investment loss	(1.05%	)(c)	(1.34%	)	(1.31%	)	(0.73% )	(0.26% )
Supplemental data
Net assets, end of period (in thousands)	$17,066		$37,804		$62,404		$61,304	$128,473
Portfolio turnover	66%		54%		80%		120%	45%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

	Year ended May 31,
	2012		2011		2010		2009	2008
Class C
Per share data
Net asset value, beginning of period	$5.69		$4.55		$3.12		$4.45	$6.27
Income from investment operations:
Net investment loss	(0.05)		(0.07)		(0.05)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.69)		1.21		1.48		(1.31)	(0.97)
Total from investment operations	(0.74)		1.14		1.43		(1.33)	(0.98)
Less distributions to shareholders:
Net realized gains	—		—		—		—	(0.83)
Tax return of capital	—		—		—		—	(0.01)
Total distributions to shareholders	—		—		—		—	(0.84)
Net asset value, end of period	$4.95		$5.69		$4.55		$3.12	$4.45
Total return	(13.01%	)	25.05%		45.83%		(29.89% )	(15.61% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	2.44%		2.44%		2.55%		2.55%	2.33%
Net expenses after fees waived or expenses reimbursed(b)	2.26%	(c)	2.29%		2.28%		2.11%	2.13%
Net investment loss	(1.02%	)(c)	(1.33%	)	(1.29%	)	(0.72% )	(0.24% )
Supplemental data
Net assets, end of period (in thousands)	$8,563		$10,055		$7,765		$5,807	$10,463
Portfolio turnover	66%		54%		80%		120%	45%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS	17p

	Year ended May 31,
	2012	2011		2010		2009	2008
Class I
Per share data
Net asset value, beginning of period	$6.45	$5.10		$3.46		$4.87	$6.69
Income from investment operations:
Net investment income (loss)	0.01	(0.01)		0.00	(a)	0.02	0.05
Net realized and unrealized gain (loss)	(0.79)	1.36		1.64		(1.43)	(1.03)
Total from investment operations	(0.78)	1.35		1.64		(1.41)	(0.98)
Less distributions to shareholders:
Net realized gains	—	—		—		—	(0.83)
Tax return of capital	—	—		—		—	(0.01)
Total distributions to shareholders	—	—		—		—	(0.84)
Net asset value, end of period	$5.67	$6.45		$5.10		$3.46	$4.87
Total return	(12.09% )	26.47%		47.40%		(28.95% )	(14.54% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.12%	1.16%		1.20%		1.18%	1.05%
Net expenses after fees waived or expenses reimbursed(c)	1.09%	1.08%		1.07%		0.93%	0.96%
Net investment income (loss)	0.09%	(0.12%	)	(0.08%	)	0.50%	0.92%
Supplemental data
Net assets, end of period (in thousands)	$19,114	$48,387		$43,815		$40,476	$15,385
Portfolio turnover	66%	54%		80%		120%	45%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

	Year ended May 31,
	2012	2011		2010		2009	2008
Class K*
Per share data
Net asset value, beginning of period	$6.33	$5.02		$3.41		$4.81	$6.62
Income from investment operations:
Net investment income (loss)	(0.01)	(0.02)		(0.02)		0.01	0.05
Net realized and unrealized gain (loss)	(0.77)	1.33		1.63		(1.41)	(1.02)
Total from investment operations	(0.78)	1.31		1.61		(1.40)	(0.97)
Less distributions to shareholders:
Net realized gains	—	—		—		—	(0.83)
Tax return of capital	—	—		—		—	(0.01)
Total distributions to shareholders	—	—		—		—	(0.84)
Net asset value, end of period	$5.55	$6.33		$5.02		$3.41	$4.81
Total return	(12.32% )	26.10%		47.21%		(29.11% )	(14.56% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.41%	1.41%		1.50%		1.42%	1.35%
Net expenses after fees waived or expenses reimbursed(b)	1.38%	1.33%		1.37%		1.01%	0.99%
Net investment income (loss)	(0.15% )	(0.42%	)	(0.37%	)	0.39%	0.94%
Supplemental data
Net assets, end of period (in thousands)	$1,552	$2,250		$370		$154	$249
Portfolio turnover	66%	54%		80%		120%	45%

Notes to Financial Highlights

*	Effective October 25, 2012, Class R4 is renamed Class K.
(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

18p	COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS

	Year ended May 31,
	2012		2011		2010		2009	2008
Class R
Per share data
Net asset value, beginning of period	$6.15		$4.90		$3.35		$4.76	$6.61
Income from investment operations:
Net investment income (loss)	(0.03)		(0.05)		(0.04)		(0.01)	0.02
Net realized and unrealized gain (loss)	(0.74)		1.30		1.59		(1.40)	(1.03)
Total from investment operations	(0.77)		1.25		1.55		(1.41)	(1.01)
Less distributions to shareholders:
Net realized gains	—		—		—		—	(0.83)
Tax return of capital	—		—		—		—	(0.01)
Total distributions to shareholders	—		—		—		—	(0.84)
Net asset value, end of period	$5.38		$6.15		$4.90		$3.35	$4.76
Total return	(12.52%	)	25.51%		46.27%		(29.62% )	(15.22% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.96%		1.89%		2.00%		1.92%	1.84%
Net expenses after fees waived or expenses reimbursed(b)	1.76%	(c)	1.80%		1.87%		1.71%	1.74%
Net investment income (loss)	(0.50%	)(c)	(0.86%	)	(0.89%	)	(0.30% )	0.36%
Supplemental data
Net assets, end of period (in thousands)	$3,545		$1,951		$679		$342	$234
Portfolio turnover	66%		54%		80%		120%	45%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

	Year ended May 31,
	2012	2011		2010		2009		2008
Class R4*
Per share data
Net asset value, beginning of period	$6.26	$4.98		$3.39		$4.80		$6.62
Income from investment operations:
Net investment income (loss)	(0.02)	(0.04)		(0.03)		0.00	(a)	0.04
Net realized and unrealized gain (loss)	(0.76)	1.32		1.62		(1.41)		(1.02)
Total from investment operations	(0.78)	1.28		1.59		(1.41)		(0.98)
Less distributions to shareholders:
Net realized gains	—	—		—		—		(0.83)
Tax return of capital	—	—		—		—		(0.01)
Total distributions to shareholders	—	—		—		—		(0.84)
Net asset value, end of period	$5.48	$6.26		$4.98		$3.39		$4.80
Total return	(12.46% )	25.70%		46.90%		(29.38%	)	(14.72% )
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.65%	1.67%		1.76%		1.76%		1.63%
Net expenses after fees waived or expenses reimbursed(c)	1.63%	1.58%		1.62%		1.45%		1.26%
Net investment income (loss)	(0.39% )	(0.62%	)	(0.65%	)	0.08%		0.69%
Supplemental data
Net assets, end of period (in thousands)	$2,585	$2,946		$440		$27		$6
Portfolio turnover	66%	54%		80%		120%		45%

Notes to Financial Highlights

*	Effective October 31, 2012, Class R3 is renamed Class R4.
(a)	Rounds to less than $0.01.
(b)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS	19p

	Year ended May 31,
	2012	2011		2010		2009	2008
Class R5
Per share data
Net asset value, beginning of period	$6.37	$5.04		$3.42		$4.82	$6.63
Income from investment operations:
Net investment income (loss)	0.01	(0.01)		(0.01)		0.02	0.06
Net realized and unrealized gain (loss)	(0.78)	1.34		1.63		(1.42)	(1.03)
Total from investment operations	(0.77)	1.33		1.62		(1.40)	(0.97)
Less distributions to shareholders:
Net realized gains	—	—		—		—	(0.83)
Tax return of capital	—	—		—		—	(0.01)
Total distributions to shareholders	—	—		—		—	(0.84)
Net asset value, end of period	$5.60	$6.37		$5.04		$3.42	$4.82
Total return	(12.09% )	26.39%		47.37%		(29.05% )	(14.54% )
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed	1.15%	1.20%		1.25%		1.18%	1.08%
Net expenses after fees waived or expenses reimbursed(b)	1.12%	1.11%		1.12%		0.96%	0.99%
Net investment income (loss)	0.13%	(0.16%	)	(0.14%	)	0.45%	1.16%
Supplemental data
Net assets, end of period (in thousands)	$14,373	$17,344		$11,079		$7,087	$9,192
Portfolio turnover	66%	54%		80%		120%	45%

Notes to Financial Highlights

(a)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

	Year ended May 31,
	2012		2011(a)
Class Z
Per share data
Net asset value, beginning of period	$6.43		$5.09
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	(0.01)
Net realized and unrealized gain (loss)	(0.78)		1.35
Total from investment operations	(0.78)		1.34
Net asset value, end of period	$5.65		$6.43
Total return	(12.13%	)	26.33%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.44%		1.32%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.25%	(f)	1.20%	(d)
Net investment income (loss)	(0.00	)%(b)(f)	(0.22%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$3,960		$4,338
Portfolio turnover	66%		54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

20p	COLUMBIA MULTI-ADVISOR SMALL CAP VALUE FUND — 2012 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

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accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

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failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

S.30

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6239-99 R (10/12)

Columbia Select Large-Cap Value Fund

Prospectus October 1, 2012

Columbia Select Large-Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

Class	Ticker Symbol
Class A	SLVAX
Class B	SLVBX
Class C	SVLCX
Class I	CLVIX
Class K*	SLVTX
Class R	SLVRX
Class R4	CSERX
Class R5	SLVIX
Class W	CSVWX
Class Z	CSVZX

*	Prior to October 25, 2012, Class K is known as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	6p
Buying and Selling Shares	7p
Tax Information	7p
Financial Intermediary Compensation	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	8p
More About Annual Fund Operating Expenses and Past Performance	9p
Other Investment Strategies and Risks	10p
Fund Management and Compensation	11p
Financial Highlights	13p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Select Large-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R, R4, R5, W & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class K		Class R		Class R4		Class R5		Class W		Class Z
Management fees	0.71%		0.71%		0.71%		0.71%		0.71%		0.71%		0.71%		0.71%		0.71%		0.71%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%		0.00%		0.50%		0.00%		0.00%		0.25%		0.00%
Other expenses(b)	0.40%		0.40%		0.40%		0.15%		0.43%		0.40%		0.40%		0.18%		0.40%		0.40%
Total annual fund operating expenses	1.36%		2.11%		2.11%		0.86%		1.14%		1.61%		1.11%		0.89%		1.36%		1.11%
Less: Fee waiver/expense reimbursement(c)	(0.11%	)	(0.11%	)	(0.11%	)	(0.00%	)	(0.00%	)	(0.11%	)	(0.11%	)	(0.00%	)	(0.11%	)	(0.11%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(c)	1.25%		2.00%		2.00%		0.86%		1.14%		1.50%		1.00%		0.89%		1.25%		1.00%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class R4 are based on estimated amounts for the current fiscal year.
(c)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, through April 30, 2013 the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 0.86% for Class I, 1.16% for Class K, 1.50% for Class R, 1.00% for Class R4, 0.91% for Class R5, 1.25% for Class W and 1.00% for Class Z. These net operating expense ratios, as applicable, are shown in the table. Beginning May 1, 2013 through September 30, 2013, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 0.76% for Class I, 1.06% for Class K, 1.43% for Class R, 0.93% for Class R4, 0.81% for Class R5, 1.18% for Class W and 0.93% for Class Z.

COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS	3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$695	$971	$1,268	$2,112
Class B (if shares are redeemed)	$703	$951	$1,325	$2,245
Class B (if shares are not redeemed)	$203	$651	$1,125	$2,245
Class C (if shares are redeemed)	$303	$651	$1,125	$2,438
Class C (if shares are not redeemed)	$203	$651	$1,125	$2,438
Class I (whether or not shares are redeemed)	$88	$275	$478	$1,065
Class K (whether or not shares are redeemed)	$116	$362	$629	$1,391
Class R (whether or not shares are redeemed)	$153	$498	$867	$1,907
Class R4 (whether or not shares are redeemed)	$102	$342	$602	$1,347
Class R5 (whether or not shares are redeemed)	$91	$284	$494	$1,100
Class W (whether or not shares are redeemed)	$127	$420	$735	$1,631
Class Z (whether or not shares are redeemed)	$102	$342	$602	$1,347

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from January 1, 2012 to May 31, 2012, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio and for the prior fiscal year ended December 31, 2011, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with large market capitalizations ($4 billion or more) at the time of purchase by the Fund. The Fund considers “value” companies to be those companies believed by Columbia Management Investment Advisers, LLC (the Investment Manager) to be undervalued, either historically, by the market, or by their peers. The Investment Manager seeks to identify value companies that it believes display certain characteristics, including, but not limited to, a low price-to-earnings and/or low price-to-book ratio, positive change in senior management, positive corporate restructuring, temporary setback in price due to factors that no longer exist, positive shift in the company’s business cycle, and/or a catalyst for increase in the rate of the company’s earnings growth. The Fund may hold a small number of securities because the Investment Manager believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

4p	COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of its benchmark indices. The inception date of the Fund’s Class R shares is April 30, 2003, the inception date of the Fund’s Class I and Class K shares is August 3, 2009, and the inception date of the Fund’s Class W and Class Z shares is September 27, 2010. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the relevant class inception date. Class R4 shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance is not yet available. The returns shown for all periods for any share class that does not have available performance are the returns of Class A shares (without applicable sales charges) of the Fund. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS	5p

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. The after-tax returns shown in the table are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 23.02% (quarter ended June 30, 2009).
¡ Lowest return for a calendar quarter was -25.24% (quarter ended September 30, 2002).
¡ Class A year-to-date return was 6.02% at June 30, 2012.

Average Annual Total Returns (after applicable sales charges)
(for periods ended December 31, 2011)	1 year	5 years	10 years
Columbia Select Large-Cap Value Fund:
Class A — before taxes	-6.72%	-0.64%	2.76%
Class A — after taxes on distributions	-7.13%	-0.82%	2.59%
Class A — after taxes on distributions and redemption of fund shares	-3.83%	-0.59%	2.30%
Class B — before taxes	-6.51%	-0.60%	2.60%
Class C — before taxes	-2.75%	-0.20%	2.60%
Class I — before taxes	-0.59%	0.75%	3.47%
Class K — before taxes	-0.90%	0.62%	3.41%
Class R — before taxes	-1.23%	0.25%	3.11%
Class R4 — before taxes	-1.01%	0.54%	3.36%
Class R5 — before taxes	-0.62%	1.03%	3.92%
Class W — before taxes	-0.95%	-0.15%	2.53%
Class Z — before taxes	-0.68%	0.62%	3.41%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	-2.64%	3.89%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Neil T. Eigen	Portfolio Manager	1997
Richard S. Rosen	Portfolio Manager	1997

6p	COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, K, R, R4 & R5	Class W	Class Z
For investors other than systematic investment plans	$2,000	$1,000	None	$500	Variable	*
Systematic investment plans	$100	$100	None	$500	Variable	*

*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000, depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS	7p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Select Large-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with large market capitalizations ($4 billion or more) at the time of purchase by the Fund. The Fund’s Board of Trustees (the Board) may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate. The Fund considers “value” companies to be those companies believed by Columbia Management Investment Advisers, LLC (the Investment Manager) to be undervalued, either historically, by the market, or by their peers. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, the Investment Manager uses a bottom-up stock selection approach. This means that the Investment Manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the Investment Manager seeks to identify value companies that it believes display certain characteristics, including, but not limited to, one or more of the following:

•	a low price-to-earnings and/or low price-to-book ratio;

•	positive change in senior management;

•	positive corporate restructuring;

•	temporary setback in price due to factors that no longer exist;

•	positive shift in the company’s business cycle; and/or

•	a catalyst for increase in the rate of the company’s earnings growth.

The Fund generally holds a small number of securities because the Investment Manager believes doing so allows it to adhere to its disciplined value investment approach. The Investment Manager seeks to maintain close contact with the management of each company in which the Fund invests or the third-party analysts covering such companies, and closely monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

In deciding whether to sell a security, the Investment Manager considers whether:

•	the security has become fully valued;

•	the security’s fundamentals have deteriorated; or

•	ongoing evaluation reveals that there are more attractive investment opportunities available.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

8p	COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus for Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z are generally based on expenses incurred during the Fund’s most recently completed fiscal period and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal period. Annual fund operating expenses for Class R4 are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Board. Through April 30, 2013, the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the annual rates of 1.25% for Class A, 2.00% for Class B, 2.00% for Class C, 0.86% for Class I, 1.16% for Class K, 1.50% for Class R, 1.00% for Class R4, 0.91% for Class R5, 1.25% for Class W and 1.00% for Class Z. Beginning May 1, 2013 through September 30, 2013, the annual rates will not exceed 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 0.76% for Class I, 1.06% for Class K, 1.43% for Class R, 0.93% for Class R4, 0.81% for Class R5, 1.18% for Class W and 0.93% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS	9p

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

10p	COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the annualized fee for the most recent fiscal period from January 1, 2012 to May 31, 2012 was 0.71% of the Fund’s average daily net assets. During the most recent fiscal period, the Fund’s fiscal year end changed from December 31 to May 31. The fee for the prior fiscal year ended December 31, 2011 was 0.72% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal period ended May 31, 2012.

COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS	11p

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Neil T. Eigen, Portfolio Manager

•	Managed the Fund since 1997.

•

Prior to the Investment Manager’s acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in November 2008, Mr. Eigen was head of the Seligman Value Team since he joined Seligman in 1997. Mr. Eigen was also a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc.

•

Prior to joining Seligman, Mr. Eigen was a Senior Managing Director of Bear, Stearns & Co., serving as Chief Investment Officer and Director of Equities of Bear, Stearns Asset Management. Prior to that, he was Executive Vice President and Senior Equity Manager at Integrated Resources Asset Management. Mr. Eigen also spent six years at The Irving Trust Company as a Senior Portfolio Manager and Chairman of the Equity Selection Committee.

•	BS, New York University.

Richard S. Rosen, Portfolio Manager

•	Managed the Fund since 1997.

•	Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Rosen was a Managing Director of Seligman.

•	Prior to joining Seligman in 1997, Mr. Rosen was a Senior Portfolio Manager at Bear, Stearns Asset Management, and a Managing Director at Bear, Stearns & Co. Inc.

•	MBA, New York University.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Fund, although Mr. Eigen typically makes the final decision with respect to investments made by the Fund.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

12p	COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. (The financial highlights table for Class R4 is not included since this class of shares began operations after the Fund’s fiscal year end and, therefore, has no financial reporting.) Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal periods ended on or after December 31, 2009 has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended on or before December 31, 2008 was audited by a different Independent Registered Public Accounting Firm.

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010	2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$14.12		$14.70	$12.31	$9.77		$15.73	$14.43
Income from investment operations:
Net investment income	0.06		0.12	0.09	0.10		0.10	0.04
Net realized and unrealized gain (loss)	0.13		(0.28)	2.39	2.45		(5.96)	1.26
Total from investment operations	0.19		(0.16)	2.48	2.55		(5.86)	1.30
Less distributions to shareholders:
Net investment income	—		(0.09)	(0.04)	(0.01)		(0.08)	(0.00	)(b)
Net realized gains	—		(0.33)	(0.05)	(0.00	)(b)	(0.02)	—
Total distributions to shareholders	—		(0.42)	(0.09)	(0.01)		(0.10)	(0.00	)(b)
Net asset value, end of period	$14.31		$14.12	$14.70	$12.31		$9.77	$15.73
Total return	1.35%		(1.01% )	20.21%	26.07%		(37.20% )	9.03%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.35%	(d)	1.28%	1.37%	1.61%		1.61%	1.51%
Net expenses after fees waived or expenses reimbursed(e)	1.25%	(d)	1.26% (f)	1.37%	1.61%		1.61%	1.51%
Net investment income	0.89%	(d)	0.81% (f)	0.66%	0.87%		0.72%	0.29%
Supplemental data
Net assets, end of period (in thousands)	$232,859		$243,514	$271,885	$202,826		$83,148	$148,242
Portfolio turnover	5%		14%	12%	24%		28%	18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS	13p

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010	2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$13.23		$13.81		$11.62	$9.29		$14.96	$13.82
Income from investment operations:
Net investment income (loss)	0.01		0.00	(b)	(0.01)	(0.01)		(0.01)	(0.07)
Net realized and unrealized gain (loss)	0.12		(0.25)		2.25	2.34		(5.63)	1.21
Total from investment operations	0.13		(0.25)		2.24	2.33		(5.64)	1.14
Less distributions to shareholders:
Net investment income	—		—		—	—		(0.01)	—
Net realized gains	—		(0.33)		(0.05)	(0.00	)(b)	(0.02)	—
Total distributions to shareholders	—		(0.33)		(0.05)	(0.00	)(b)	(0.03)	—
Net asset value, end of period	$13.36		$13.23		$13.81	$11.62		$9.29	$14.96
Total return	0.98%		(1.72%	)	19.30%	25.10%		(37.68% )	8.25%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.10%	(d)	2.03%		2.14%	2.54%		2.37%	2.26%
Net expenses after fees waived or expenses reimbursed(e)	2.00%	(d)	2.01%	(f)	2.14%	2.54%		2.37%	2.26%
Net investment income (loss)	0.13%	(d)	0.02%	(f)	(0.10% )	(0.08%	)	(0.04% )	(0.47%	)
Supplemental data
Net assets, end of period (in thousands)	$2,635		$3,083		$5,138	$5,890		$8,756	$26,191
Portfolio turnover	5%		14%		12%	24%		28%	18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

14p	COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010	2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$13.24		$13.83	$11.63	$9.30		$14.95	$13.82
Income from investment operations:
Net investment income (loss)	0.01		0.01	(0.01)	(0.01)		(0.01)	(0.07)
Net realized and unrealized gain (loss)	0.12		(0.27)	2.26	2.34		(5.61)	1.20
Total from investment operations	0.13		(0.26)	2.25	2.33		(5.62)	1.13
Less distributions to shareholders:
Net investment income	—		—	—	—		(0.01)	—
Net realized gains	—		(0.33)	(0.05)	(0.00	)(b)	(0.02)	—
Total distributions to shareholders	—		(0.33)	(0.05)	(0.00	)(b)	(0.03)	—
Net asset value, end of period	$13.37		$13.24	$13.83	$11.63		$9.30	$14.95
Total return	0.98%		(1.80% )	19.37%	25.07%		(37.58% )	8.18%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	2.10%	(d)	2.03%	2.13%	2.51%		2.37%	2.26%
Net expenses after fees waived or expenses reimbursed(e)	2.00%	(d)	2.01% (f)	2.13%	2.51%		2.37%	2.26%
Net investment income (loss)	0.15%	(d)	0.06% (f)	(0.09% )	(0.05%	)	(0.04% )	(0.47%	)
Supplemental data
Net assets, end of period (in thousands)	$43,840		$44,484	$48,210	$40,630		$38,423	$34,424
Portfolio turnover	5%		14%	12%	24%		28%	18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS	15p

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010	2009(b)
Class I
Per share data
Net asset value, beginning of period	$14.48		$15.07	$12.60	$11.64
Income from investment operations:
Net investment income	0.09		0.19	0.15	0.08
Net realized and unrealized gain (loss)	0.12		(0.29)	2.47	0.90
Total from investment operations	0.21		(0.10)	2.62	0.98
Less distributions to shareholders:
Net investment income	—		(0.16)	(0.10)	(0.02)
Net realized gains	—		(0.33)	(0.05)	(0.00	)(c)
Total distributions to shareholders	—		(0.49)	(0.15)	(0.02)
Net asset value, end of period	$14.69		$14.48	$15.07	$12.60
Total return	1.45%		(0.59% )	20.80%	8.41%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	0.86%	(e)	0.84%	0.92%	0.89%	(e)
Net expenses after fees waived or expenses reimbursed(f)	0.85%	(e)	0.84%	0.92%	0.89%	(e)
Net investment income	1.29%	(e)	1.29%	1.13%	1.66%	(e)
Supplemental data
Net assets, end of period (in thousands)	$91,542		$107,682	$72,971	$23,870
Portfolio turnover	5%		14%	12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

16p	COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010	2009(b)
Class K*
Per share data
Net asset value, beginning of period	$14.47		$15.06	$12.59	$11.64
Income from investment operations:
Net investment income	0.07		0.14	0.11	0.07
Net realized and unrealized gain (loss)	0.12		(0.29)	2.47	0.89
Total from investment operations	0.19		(0.15)	2.58	0.96
Less distributions to shareholders:
Net investment income	—		(0.11)	(0.06)	(0.01)
Net realized gains	—		(0.33)	(0.05)	(0.00	)(c)
Total distributions to shareholders	—		(0.44)	(0.11)	(0.01)
Net asset value, end of period	$14.66		$14.47	$15.06	$12.59
Total return	1.31%		(0.90% )	20.50%	8.29%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.14%	(e)	1.14%	1.21%	1.21%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.13%	(e)	1.14%	1.21%	1.21%	(e)
Net investment income	1.02%	(e)	0.94%	0.83%	1.34%	(e)
Supplemental data
Net assets, end of period (in thousands)	$22		$22	$23	$5
Portfolio turnover	5%		14%	12%	24%

Notes to Financial Highlights

*	Prior to October 25, 2012, Class K is known as Class R4.
(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS	17p

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010	2009		2008	2007
Class R
Per share data
Net asset value, beginning of period	$13.98		$14.55	$12.19	$9.70		$15.63	$14.38
Income from investment operations:
Net investment income	0.04		0.08	0.05	0.04		0.06	0.00	(b)
Net realized and unrealized gain (loss)	0.13		(0.27)	2.37	2.45		(5.91)	1.25
Total from investment operations	0.17		(0.19)	2.42	2.49		(5.85)	1.25
Less distributions to shareholders:
Net investment income	—		(0.05)	(0.01)	—		(0.06)	—
Net realized gains	—		(0.33)	(0.05)	(0.00	)(b)	(0.02)	—
Total distributions to shareholders	—		(0.38)	(0.06)	(0.00	)(b)	(0.08)	—
Net asset value, end of period	$14.15		$13.98	$14.55	$12.19		$9.70	$15.63
Total return	1.22%		(1.23% )	19.91%	25.69%		(37.41% )	8.69%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.60%	(d)	1.53%	1.66%	2.04%		1.87%	1.76%
Net expenses after fees waived or expenses reimbursed(e)	1.50%	(d)	1.51% (f)	1.66%	2.04%		1.87%	1.76%
Net investment income	0.67%	(d)	0.55% (f)	0.38%	0.41%		0.46%	0.03%
Supplemental data
Net assets, end of period (in thousands)	$10,773		$9,720	$11,594	$8,288		$6,476	$7,601
Portfolio turnover	5%		14%	12%	24%		28%	18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

18p	COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010	2009		2008	2007
Class R5
Per share data
Net asset value, beginning of period	$14.50		$15.09	$12.62	$9.96		$16.04	$14.64
Income from investment operations:
Net investment income	0.09		0.18	0.15	0.11		0.18	0.13
Net realized and unrealized gain (loss)	0.12		(0.28)	2.46	2.55		(6.10)	1.28
Total from investment operations	0.21		(0.10)	2.61	2.66		(5.92)	1.41
Less distributions to shareholders:
Net investment income	—		(0.16)	(0.09)	—		(0.14)	(0.01)
Net realized gains	—		(0.33)	(0.05)	(0.00	)(b)	(0.02)	—
Total distributions to shareholders	—		(0.49)	(0.14)	(0.00	)(b)	(0.16)	(0.01)
Net asset value, end of period	$14.71		$14.50	$15.09	$12.62		$9.96	$16.04
Total return	1.45%		(0.62% )	20.73%	26.72%		(36.84% )	9.62%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.89%	(d)	0.87%	0.98%	1.48%		0.98%	0.95%
Net expenses after fees waived or expenses reimbursed(e)	0.88%	(d)	0.87%	0.98%	1.48%		0.98%	0.95%
Net investment income	1.31%	(d)	1.21%	1.09%	1.10%		1.35%	0.85%
Supplemental data
Net assets, end of period (in thousands)	$1,065		$1,731	$1,606	$718		$10,454	$15,470
Portfolio turnover	5%		14%	12%	24%		28%	18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS	19p

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010(b)
Class W
Per share data
Net asset value, beginning of period	$14.06		$14.66	$13.12
Income from investment operations:
Net investment income (loss)	0.06		0.14	(0.00	)(c)
Net realized and unrealized gain (loss)	0.12		(0.29)	1.68
Total from investment operations	0.18		(0.15)	1.68
Less distributions to shareholders:
Net investment income	—		(0.12)	(0.09)
Net realized gains	—		(0.33)	(0.05)
Total distributions to shareholders	—		(0.45)	(0.14)
Net asset value, end of period	$14.24		$14.06	$14.66
Total return	1.28%		(0.95% )	12.80%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed	1.35%	(e)	1.27%	2.30%	(e)
Net expenses after fees waived or expenses reimbursed(f)	1.25%	(e)	1.25% (g)	2.30%	(e)
Net investment income (loss)	0.89%	(e)	0.97% (g)	(0.11%	)(e)
Supplemental data
Net assets, end of period (in thousands)	$30,250		$29,913	$11,833
Portfolio turnover	5%		14%	12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.
(c)	Rounds to less than $0.01.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

20p	COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010(b)
Class Z
Per share data
Net asset value, beginning of period	$14.48		$15.07	$13.48
Income from investment operations:
Net investment income	0.07		0.19	0.03
Net realized and unrealized gain (loss)	0.13		(0.30)	1.70
Total from investment operations	0.20		(0.11)	1.73
Less distributions to shareholders:
Net investment income	—		(0.15)	(0.09)
Net realized gains	—		(0.33)	(0.05)
Total distributions to shareholders	—		(0.48)	(0.14)
Net asset value, end of period	$14.68		$14.48	$15.07
Total return	1.38%		(0.68% )	12.88%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.10%	(d)	1.02%	1.11%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.00%	(d)	1.01% (f)	1.11%	(d)
Net investment income	1.12%	(d)	1.32% (f)	0.87%	(d)
Supplemental data
Net assets, end of period (in thousands)	$55,909		$63,277	$8
Portfolio turnover	5%		14%	12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA SELECT LARGE-CAP VALUE FUND — 2012 PROSPECTUS	21p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

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(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

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Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

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If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

S.17

accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

S.28

failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.29

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

S.30

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

SL-9911 E (10/12)

Columbia Select Smaller-Cap Value Fund

Prospectus October 1, 2012

Columbia Select Smaller-Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

Class	Ticker Symbol
Class A	SSCVX
Class B	SSCBX
Class C	SVMCX
Class I	CSSIX
Class K*	SSLRX
Class R	SSVRX
Class R4	CSPRX
Class R5	SSVIX
Class Z	CSSZX

*	Prior to October 25, 2012, Class K is known as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	6p
Buying and Selling Shares	7p
Tax Information	7p
Financial Intermediary Compensation	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	8p
More About Annual Fund Operating Expenses and Past Performance	10p
Other Investment Strategies and Risks	10p
Fund Management and Compensation	12p
Financial Highlights	14p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Select Smaller-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R, R4, R5 & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A		Class B		Class C		Class I		Class K		Class R		Class R4		Class R5		Class Z
Management fees	0.79%		0.79%		0.79%		0.79%		0.79%		0.79%		0.79%		0.79%		0.79%
Distribution and/or service (12b-1) fees	0.25%		1.00%		1.00%		0.00%		0.00%		0.50%		0.00%		0.00%		0.00%
Other expenses(b)	0.51%		0.51%		0.51%		0.18%		0.48%		0.51%		0.51%		0.23%		0.51%
Total annual fund operating expenses	1.55%		2.30%		2.30%		0.97%		1.27%		1.80%		1.30%		1.02%		1.30%
Less: Fee waiver/expense reimbursement(c)	(0.15%	)	(0.15%	)	(0.15%	)	(0.02%	)	(0.02%	)	(0.15%	)	(0.15%	)	(0.02%	)	(0.15%	)
Total annual fund operating expenses after fee waiver/expense reimbursement(c)	1.40%		2.15%		2.15%		0.95%		1.25%		1.65%		1.15%		1.00%		1.15%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class R4 are based on estimated amounts for the current fiscal year.
(c)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, through April 30, 2013 the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.39% for Class A, 2.14% for Class B, 2.14% for Class C, 0.94% for Class I, 1.24% for Class K, 1.64% for Class R, 1.14% for Class R4, 0.99% for Class R5 and 1.14% for Class Z. Beginning May 1, 2013 through September 30, 2013, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.40% for Class A, 2.15% for Class B, 2.15% for Class C, 0.95% for Class I, 1.25% for Class K, 1.65% for Class R, 1.15% for Class R4, 1.00% for Class R5 and 1.15% for Class Z. These net operating expense ratios are shown in the table.

COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS	3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$709	$1,023	$1,359	$2,307
Class B (if shares are redeemed)	$718	$1,004	$1,418	$2,440
Class B (if shares are not redeemed)	$218	$704	$1,218	$2,440
Class C (if shares are redeemed)	$318	$704	$1,218	$2,629
Class C (if shares are not redeemed)	$218	$704	$1,218	$2,629
Class I (whether or not shares are redeemed)	$97	$307	$535	$1,192
Class K (whether or not shares are redeemed)	$127	$401	$696	$1,537
Class R (whether or not shares are redeemed)	$168	$552	$962	$2,109
Class R4 (whether or not shares are redeemed)	$117	$398	$700	$1,560
Class R5 (whether or not shares are redeemed)	$102	$323	$562	$1,251
Class Z (whether or not shares are redeemed)	$117	$398	$700	$1,560

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from January 1, 2012 to May 31, 2012, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio and for the prior fiscal year ended December 31, 2011, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund. The Fund considers “value” companies to be those companies believed by Columbia Management Investment Advisers, LLC (the Investment Manager) to be undervalued, either historically, by the market, or by their peers. The Fund may invest up to 25% of its net assets in foreign investments. The Investment Manager seeks to identify value companies that it believes display certain characteristics, including, but not limited to, a low price-to-earnings and/or low price-to-book ratio, positive change in senior management, positive corporate restructuring, temporary setback in price due to factors that no longer exist, positive shift in the company’s business cycle, and/or a catalyst for increase in the rate of the company’s earnings growth. The Fund may hold a small number of securities because the Investment Manager believes doing so allows it to adhere to its value investment approach. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

4p	COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Investments in small-capitalization companies (small-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small-cap companies may be less liquid and more volatile than the securities of larger companies.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of its benchmark index. The inception date of the Fund’s Class R shares is April 30, 2003, the inception date of the Fund’s Class I and Class K shares is August 3, 2009, and the inception date of the Fund’s Class Z shares is September 27, 2010. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the relevant class inception date. Class R4 shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance is not yet available. The returns shown for all periods for any share class that does not have available performance are the returns of Class A shares (without applicable sales charges) of the Fund. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS	5p

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. The after-tax returns shown in the table are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 29.74% (quarter ended June 30, 2009).
¡ Lowest return for a calendar quarter was -24.90% (quarter ended September 30, 2011).
¡ Class A year-to-date return was 8.25% at June 30, 2012.

Average Annual Total Returns (after applicable sales charges)
(for periods ended December 31, 2011)	1 year	5 years	10 years
Columbia Select Smaller-Cap Value Fund:
Class A — before taxes	-14.60%	-1.59%	4.88%
Class A — after taxes on distributions	-15.29%	-2.36%	4.25%
Class A — after taxes on distributions and redemption of fund shares	-8.60%	-1.40%	4.21%
Class B — before taxes	-14.36%	-1.48%	4.70%
Class C — before taxes	-10.97%	-1.14%	4.71%
Class I — before taxes	-9.01%	-0.18%	5.63%
Class K — before taxes	-9.23%	-0.32%	5.55%
Class R — before taxes	-9.69%	-0.71%	5.22%
Class R4 — before taxes	-9.42%	-0.41%	5.50%
Class R5 — before taxes	-9.02%	0.13%	6.10%
Class Z — before taxes	-9.19%	-0.35%	5.54%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	-1.87%	6.40%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Neil T. Eigen	Portfolio Manager	1997
Richard S. Rosen	Portfolio Manager	1997

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BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, K, R, R4 & R5	Class Z
For investors other than systematic investment plans	$2,000	$1,000	None	Variable	*
Systematic investment plans	$100	$100	None	Variable	*

*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000, depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS	7p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Select Smaller-Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund. The Fund’s Board of Trustees (the Board) may change the parameters by which smaller market capitalization is defined if it concludes such a change is appropriate. The Fund considers “value” companies to be those companies believed by Columbia Management Investment Advisers, LLC (the Investment Manager) to be undervalued, either historically, by the market, or by their peers. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, the Investment Manager uses a bottom-up stock selection approach. This means that the Investment Manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the Investment Manager seeks to identify value companies that it believes display certain characteristics, including, but not limited to, one or more of the following:

•	a low price-to-earnings and/or low price-to-book ratio;

•	positive change in senior management;

•	positive corporate restructuring;

•	temporary setback in price due to factors that no longer exist;

•	positive shift in the company’s business cycle; and/or

•	a catalyst for increase in the rate of the company’s earnings growth.

The Fund generally holds a small number of securities because the Investment Manager believes doing so allows it to adhere to its disciplined value investment approach. The Investment Manager seeks to maintain close contact with the management of each company in which the Fund invests or the third-party analysts covering such companies, and closely monitors Fund holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

In deciding whether to sell a security, the Investment Manager considers whether:

•	the security has become fully valued;

•	the security’s fundamentals have deteriorated; or

•	ongoing evaluation reveals that there are more attractive investment opportunities available.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

Focused Portfolio Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.

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Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Company Securities Risk. Securities of small-capitalization companies (small-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger-capitalization companies (larger companies) but may also have more risk. For example, small-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager’s perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS	9p

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus for Class A, Class B, Class C, Class I, Class K, Class R, Class R5 and Class Z are generally based on expenses incurred during the Fund’s most recently completed fiscal period and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal period. Annual fund operating expenses for Class R4 are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Board. Through April 30, 2013, the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, will not exceed the annual rates of 1.39% for Class A, 2.14% for Class B, 2.14% for Class C, 0.94% for Class I, 1.24% for Class K, 1.64% for Class R, 1.14% for Class R4, 0.99% for Class R5 and 1.14% for Class Z. Beginning May 1, 2013 through September 30, 2013, the annual rates will not exceed 1.40% for Class A, 2.15% for Class B, 2.15% for Class C, 0.95% for Class I, 1.25% for Class K, 1.65% for Class R, 1.15% for Class R4, 1.00% for Class R5 and 1.15% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

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Additionally, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

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Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the annualized fee for the most recent fiscal period from January 1, 2012 to May 31, 2012 was 0.79% of the Fund’s average daily net assets. During the most recent fiscal period, the Fund’s fiscal year end changed from December 31 to May 31. The fee for the prior fiscal year ended December 31, 2011 was 0.82% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal period ended May 31, 2012.

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Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Neil T. Eigen, Portfolio Manager

•	Managed the Fund since 1997.

•

Prior to the Investment Manager’s acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in November 2008, Mr. Eigen was head of the Seligman Value Team since he joined Seligman in 1997. Mr. Eigen was also a Director and Managing Director of Seligman and Director of Seligman Advisors, Inc. and Seligman Services, Inc.

•

Prior to joining Seligman, Mr. Eigen was a Senior Managing Director of Bear, Stearns & Co., serving as Chief Investment Officer and Director of Equities of Bear, Stearns Asset Management. Prior to that, he was Executive Vice President and Senior Equity Manager at Integrated Resources Asset Management. Mr. Eigen also spent six years at The Irving Trust Company as a Senior Portfolio Manager and Chairman of the Equity Selection Committee.

•	BS, New York University.

Richard S. Rosen, Portfolio Manager

•	Managed the Fund since 1997.

•	Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Rosen was a Managing Director of Seligman.

•	Prior to joining Seligman in 1997, Mr. Rosen was a Senior Portfolio Manager at Bear, Stearns Asset Management, and a Managing Director at Bear, Stearns & Co. Inc.

•	MBA, New York University.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Fund, although Mr. Eigen typically makes the final decision with respect to investments made by the Fund.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. (The financial highlights table for Class R4 is not included since this class of shares began operations after the Fund’s fiscal year end and, therefore, has no financial reporting.) Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal periods ended on or after December 31, 2009 has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended on or before December 31, 2008 was audited by a different Independent Registered Public Accounting Firm.

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$13.69		$15.97		$12.59		$9.23		$15.92	$17.67
Income from investment operations:
Net investment loss	(0.06)		(0.12)		(0.11)		(0.12)		(0.17)	(0.21)
Net realized and unrealized gain (loss)	0.68		(1.40)		3.49		3.48		(6.33)	1.43
Total from investment operations	0.62		(1.52)		3.38		3.36		(6.50)	1.22
Less distributions to shareholders:
Net realized gains	—		(0.76)		—		—		(0.19)	(2.97)
Total distributions to shareholders	—		(0.76)		—		—		(0.19)	(2.97)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)	—	—
Net asset value, end of period	$14.31		$13.69		$15.97		$12.59		$9.23	$15.92
Total return	4.53%		(9.42%	)	26.85%	(c)	36.40%	(d)	(41.19% )	6.26%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.48%	(f)	1.48%		1.66%		2.00%		1.89%	1.71%
Net expenses after fees waived or expenses reimbursed(g)	1.41%	(f)	1.42%	(h)	1.33%		1.69%		1.89%	1.71%
Net investment loss	(0.87%	)(f)	(0.77%	)(h)	(0.84%	)	(1.12%	)	(1.30% )	(1.17% )
Supplemental data
Net assets, end of period (in thousands)	$283,740		$295,973		$380,848		$221,181		$66,415	$155,045
Portfolio turnover	3%		18%		5%		7%		16%	27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

14p	COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$11.84		$14.04		$11.15		$8.23		$14.34	$16.30
Income from investment operations:
Net investment loss	(0.09)		(0.21)		(0.19)		(0.18)		(0.24)	(0.32)
Net realized and unrealized gain (loss)	0.59		(1.23)		3.08		3.10		(5.68)	1.33
Total from investment operations	0.50		(1.44)		2.89		2.92		(5.92)	1.01
Less distributions to shareholders:
Net realized gains	—		(0.76)		—		—		(0.19)	(2.97)
Total distributions to shareholders	—		(0.76)		—		—		(0.19)	(2.97)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)	—	—
Net asset value, end of period	$12.34		$11.84		$14.04		$11.15		$8.23	$14.34
Total return	4.22%		(10.15%	)	25.92%	(c)	35.48%	(d)	(41.68% )	5.47%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	2.23%	(f)	2.23%		2.43%		2.77%		2.64%	2.46%
Net expenses after fees waived or expenses reimbursed(g)	2.16%	(f)	2.16%	(h)	2.10%		2.46%		2.64%	2.46%
Net investment loss	(1.62%	)(f)	(1.52%	)(h)	(1.62%	)	(1.88%	)	(2.05% )	(1.92% )
Supplemental data
Net assets, end of period (in thousands)	$12,565		$13,501		$27,172		$26,500		$8,483	$26,802
Portfolio turnover	3%		18%		5%		7%		16%	27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS	15p

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$11.86		$14.06		$11.17		$8.24		$14.34	$16.30
Income from investment operations:
Net investment loss	(0.09)		(0.21)		(0.19)		(0.19)		(0.23)	(0.32)
Net realized and unrealized gain (loss)	0.59		(1.23)		3.08		3.12		(5.68)	1.33
Total from investment operations	0.50		(1.44)		2.89		2.93		(5.91)	1.01
Less distributions to shareholders:
Net realized gains	—		(0.76)		—		—		(0.19)	(2.97)
Total distributions to shareholders	—		(0.76)		—		—		(0.19)	(2.97)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)	—	—
Net asset value, end of period	$12.36		$11.86		$14.06		$11.17		$8.24	$14.34
Total return	4.22%		(10.13%	)	25.87%	(c)	35.56%	(d)	(41.61% )	5.47%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	2.23%	(f)	2.23%		2.42%		2.90%		2.63%	2.46%
Net expenses after fees waived or expenses reimbursed(g)	2.16%	(f)	2.17%	(h)	2.09%		2.67%		2.63%	2.46%
Net investment loss	(1.63%	)(f)	(1.52%	)(h)	(1.60%	)	(2.10%	)	(2.05% )	(1.92% )
Supplemental data
Net assets, end of period (in thousands)	$33,327		$37,511		$51,712		$46,626		$37,217	$32,206
Portfolio turnover	3%		18%		5%		7%		16%	27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

16p	COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010		2009(b)
Class I
Per share data
Net asset value, beginning of period	$14.71		$17.02	$13.35		$11.86
Income from investment operations:
Net investment loss	(0.03)		(0.04)	(0.05)		(0.01)
Net realized and unrealized gain (loss)	0.73		(1.51)	3.72		1.50
Total from investment operations	0.70		(1.55)	3.67		1.49
Less distributions to shareholders:
Net realized gains	—		(0.76)	—		—
Total distributions to shareholders	—		(0.76)	—		—
Proceeds from regulatory settlements	—		—	0.00	(c)	—
Net asset value, end of period	$15.41		$14.71	$17.02		$13.35
Total return	4.76%		(9.01% )	27.49%	(d)	12.56%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	0.98%	(f)	0.94%	1.09%		1.14%	(f)
Net expenses after fees waived or expenses reimbursed(g)	0.94%	(f)	0.91%	0.88%		0.88%	(f)
Net investment loss	(0.38%	)(f)	(0.24% )	(0.38%	)	(0.23%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$20,764		$14,419	$10,145		$6,300
Portfolio turnover	3%		18%	5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(c)	Rounds to less than $0.01.
(d)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS	17p

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010		2009(b)
Class K*
Per share data
Net asset value, beginning of period	$14.60		$16.94	$13.34		$11.86
Income from investment operations:
Net investment loss	(0.04)		(0.09)	(0.10)		(0.03)
Net realized and unrealized gain (loss)	0.72		(1.49)	3.70		1.51
Total from investment operations	0.68		(1.58)	3.60		1.48
Less distributions to shareholders:
Net realized gains	—		(0.76)	—		—
Total distributions to shareholders	—		(0.76)	—		—
Proceeds from regulatory settlements	—		—	0.00	(c)	—
Net asset value, end of period	$15.28		$14.60	$16.94		$13.34
Total return	4.66%		(9.23% )	26.99%	(d)	12.48%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.23%	(f)	1.22%	1.39%		1.43%	(f)
Net expenses after fees waived or expenses reimbursed(g)	1.20%	(f)	1.18%	1.18%		1.18%	(f)
Net investment loss	(0.65%	)(f)	(0.53% )	(0.69%	)	(0.58%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$3,812		$3,642	$3,601		$42
Portfolio turnover	3%		18%	5%		7%

Notes to Financial Highlights

*	Prior to October 25, 2012, Class K is known as Class R4.
(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(c)	Rounds to less than $0.01.
(d)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

18p	COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009		2008	2007
Class R
Per share data
Net asset value, beginning of period	$13.33		$15.62		$12.35		$9.08		$15.70	$17.53
Income from investment operations:
Net investment loss	(0.07)		(0.16)		(0.16)		(0.16)		(0.19)	(0.25)
Net realized and unrealized gain (loss)	0.66		(1.37)		3.43		3.43		(6.24)	1.39
Total from investment operations	0.59		(1.53)		3.27		3.27		(6.43)	1.14
Less distributions to shareholders:
Net realized gains	—		(0.76)		—		—		(0.19)	(2.97)
Total distributions to shareholders	—		(0.76)		—		—		(0.19)	(2.97)
Proceeds from regulatory settlements	—		—		0.00	(b)	0.00	(b)	—	—
Net asset value, end of period	$13.92		$13.33		$15.62		$12.35		$9.08	$15.70
Total return	4.43%		(9.69%	)	26.48%	(c)	36.01%	(d)	(41.32% )	5.83%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	1.73%	(f)	1.73%		1.87%		2.31%		2.14%	1.96%
Net expenses after fees waived or expenses reimbursed(g)	1.67%	(f)	1.67%	(h)	1.66%		2.19%		2.14%	1.96%
Net investment loss	(1.14%	)(f)	(1.02%	)(h)	(1.16%	)	(1.62%	)	(1.55% )	(1.42% )
Supplemental data
Net assets, end of period (in thousands)	$9,248		$11,156		$15,733		$10,778		$8,537	$11,311
Portfolio turnover	3%		18%		5%		7%		16%	27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS	19p

	Year ended May 31, 2012(a)		Year ended December 31,
			2011	2010		2009		2008	2007
Class R5
Per share data
Net asset value, beginning of period	$14.70		$17.01	$13.35		$9.72		$16.65	$18.26
Income from investment operations:
Net investment loss	(0.03)		(0.05)	(0.06)		(0.09)		(0.08)	(0.12)
Net realized and unrealized gain (loss)	0.73		(1.50)	3.72		3.72		(6.66)	1.48
Total from investment operations	0.70		(1.55)	3.66		3.63		(6.74)	1.36
Less distributions to shareholders:
Net realized gains	—		(0.76)	—		—		(0.19)	(2.97)
Total distributions to shareholders	—		(0.76)	—		—		(0.19)	(2.97)
Proceeds from regulatory settlements	—		—	0.00	(b)	0.00	(b)	—	—
Net asset value, end of period	$15.40		$14.70	$17.01		$13.35		$9.72	$16.65
Total return	4.76%		(9.02% )	27.42%	(c)	37.35%	(d)	(40.82% )	6.85%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed	0.98%	(f)	0.97%	1.14%		1.51%		1.19%	1.15%
Net expenses after fees waived or expenses reimbursed(g)	0.95%	(f)	0.93%	0.93%		1.46%		1.19%	1.15%
Net investment loss	(0.41%	)(f)	(0.28% )	(0.44%	)	(0.88%	)	(0.61% )	(0.61% )
Supplemental data
Net assets, end of period (in thousands)	$2,145		$2,046	$2,289		$1,808		$7,405	$11,322
Portfolio turnover	3%		18%	5%		7%		16%	27%

Notes to Financial Highlights

(a)	For the period January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.
(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

20p	COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010(b)
Class Z
Per share data
Net asset value, beginning of period	$14.67		$17.01		$14.61
Income from investment operations:
Net investment loss	(0.04)		(0.08)		(0.01)
Net realized and unrealized gain (loss)	0.72		(1.50)		2.41
Total from investment operations	0.68		(1.58)		2.40
Less distributions to shareholders:
Net realized gains	—		(0.76)		—
Total distributions to shareholders	—		(0.76)		—
Net asset value, end of period	$15.35		$14.67		$17.01
Total return	4.63%		(9.19%	)	16.43%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	1.23%	(d)	1.20%		1.55%	(d)
Net expenses after fees waived or expenses reimbursed(e)	1.16%	(d)	1.19%	(f)	1.02%	(d)
Net investment loss	(0.62%	)(d)	(0.50%	)(f)	(0.34%	)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,417		$1,892		$133
Portfolio turnover	3%		18%		5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA SELECT SMALLER-CAP VALUE FUND — 2012 PROSPECTUS	21p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

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accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

S.25

CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

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failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

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subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

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Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

SL-9926-99 A (10/12)

Columbia Seligman Communications and Information Fund

Prospectus October 1, 2012

Columbia Seligman Communications and Information Fund seeks to provide shareholders with capital gain.

Class	Ticker Symbol
Class A	SLMCX
Class B	SLMBX
Class C	SCICX
Class I	CSFIX
Class K*	SCIFX
Class R	SCIRX
Class R4**	SCIOX
Class R5	SCMIX
Class Z	CCIZX

*	Effective October 25, 2012, Class R4 is renamed Class K.
**	Effective October 31, 2012, Class R3 is renamed Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	6p
Buying and Selling Shares	6p
Tax Information	6p
Financial Intermediary Compensation	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	8p
More About Annual Fund Operating Expenses and Past Performance	10p
Other Investment Strategies and Risks	10p
Fund Management and Compensation	12p
Financial Highlights	14p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia Seligman Communications and Information Fund (the Fund) seeks to provide shareholders with capital gain.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R, R4, R5, Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class K	Class R	Class R4	Class R5	Class Z
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.00%	0.00%	0.00%
Other expenses	0.28%	0.28%	0.28%	0.09%	0.38%	0.28%	0.28%	0.13%	0.28%
Total annual fund operating expenses	1.38%	2.13%	2.13%	0.94%	1.23%	1.63%	1.13%	0.98%	1.13%

(a)	Expense ratios have been adjusted to reflect current fees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$707	$987	$1,288	$2,142
Class B (if shares are redeemed)	$716	$967	$1,345	$2,275
Class B (if shares are not redeemed)	$216	$667	$1,145	$2,275
Class C (if shares are redeemed)	$316	$667	$1,145	$2,467
Class C (if shares are not redeemed)	$216	$667	$1,145	$2,467
Class I (whether or not shares are redeemed)	$96	$300	$521	$1,159
Class K (whether or not shares are redeemed)	$125	$391	$677	$1,494
Class R (whether or not shares are redeemed)	$166	$514	$888	$1,938
Class R4 (whether or not shares are redeemed)	$115	$359	$623	$1,379
Class R5 (whether or not shares are redeemed)	$100	$312	$543	$1,206
Class Z (whether or not shares are redeemed)	$115	$359	$623	$1,379

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from January 1, 2012 to May 31, 2012, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio and for the prior fiscal year ended December 31, 2011, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS	3p

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of companies operating in the communications, information and related industries. Accordingly, the Fund invests in companies operating in the information technology and telecommunications sectors as well as those in the media industry. In addition, as noted above, the Fund may invest in related industries, which provides the Fund with broad investment flexibility to invest in any industry and many of the issuers in which the Fund invests are technology and technology-related companies. These technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, health care, medical technology and technology services, such as the internet. The Fund may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The Fund may invest in securities of large companies that are well established and can be expected to grow with the market. The Fund may also invest in small-to-medium size companies that Columbia Management Investment Advisers, LLC (the Investment Manager) believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries. These securities generally include common stocks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Technology and Technology-Related Investment Risk. Companies in the technology sector and technology-related sectors are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in these sectors, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the Fund concentrates its investments (or, invests a significant portion of its net assets in securities of technology and technology-related companies, the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

4p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of its benchmark index. The inception date of the Fund’s Class A shares is June 23, 1983, the inception date of the Fund’s Class B shares is April 22, 1996, the inception date of the Fund’s Class C shares is May 27, 1999, the inception date for the Fund’s Class R5 shares is November 30, 2001, the inception date for the Fund’s Class R shares is April 30, 2003, the inception date for the Fund’s Class I, Class R4 and Class K shares is August 3, 2009 and the inception date of the Fund’s Class Z shares is September 27, 2010. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for periods prior to the relevant class inception date. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. The after-tax returns shown in the table are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 25.43% (quarter ended June 30, 2003).
¡ Lowest return for a calendar quarter was –24.81% (quarter ended June 30, 2002).
¡ Class A year-to-date return was 7.48% at June 30, 2012.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS	5p

Average Annual Total Returns (after applicable sales charges)
(for periods ended December 31, 2011)	1 year	5 years	10 years
Columbia Seligman Communications and Information Fund:
Class A — before taxes	-10.34%	3.82%	4.60%
Class A — after taxes on distributions	-10.88%	3.69%	4.54%
Class A — after taxes on distributions and redemption of fund shares	-5.98%	3.28%	4.02%
Class B — before taxes	-10.05%	3.93%	4.43%
Class C — before taxes	-6.46%	4.27%	4.44%
Class I — before taxes	-4.43%	5.27%	5.33%
Class K — before taxes	-4.71%	5.12%	5.26%
Class R — before taxes	-5.08%	4.75%	4.92%
Class R4 — before taxes	-4.95%	4.90%	5.07%
Class R5 — before taxes	-4.49%	5.49%	5.70%
Class Z — before taxes	-4.53%	5.15%	5.27%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	-0.88%	3.84%	2.44%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Paul H. Wick	Portfolio Manager	1990
Richard M. Parower, CFA	Co-Portfolio Manager	2000
Vishal Saluja	Technology Team Member	2011
Sushil Wagle	Technology Team Member	2011
Ajay Diwan	Technology Team Member	2012

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, K, R, R4, R5	Class Z
For investors other than systematic investment plans	$2,000	$1,000	None	Variable	*
Systematic investment plans	$100	$100	None	Variable	*

*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000, depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

6p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS	7p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia Seligman Communications and Information Fund (the Fund) seeks to provide shareholders with capital gain. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of companies operating in the communications, information and related industries. Accordingly, the Fund invests in companies operating in the information technology and telecommunications sectors as well as those in the media industry. In addition, as noted above, the Fund may invest in related industries, which provides the Fund with broad investment flexibility to invest in any industry and many of the issuers in which the Fund invests are technology and technology-related companies. These technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, health care, medical technology and technology services, such as the internet. The Fund may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The Fund may invest in securities of large companies that are well established and can be expected to grow with the market. The Fund may also invest in small-to-medium size companies that Columbia Management Investment Advisers, LLC (the Investment Manager) believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries. These securities generally include common stocks.

The Fund uses a bottom-up stock selection approach. This means that the Investment Manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the Investment Manager looks for companies that it believes display or are expected to display:

•	Robust growth prospects.

•	High profit margins or return on capital.

•	Attractive valuation relative to expected earnings or cash flow.

•	Quality management.

•	Unique competitive advantages.

The Fund generally sells a stock if the Investment Manager believes:

•	its target price is reached,

•	its valuation becomes excessive,

•	its earnings or revenue growth are disappointing,

•	its underlying fundamentals have deteriorated, or

•	more attractive investment opportunities are believed to be available.

The Fund may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

8p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in Fund investment losses. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Technology and Technology-Related Investment Risk. Companies in the technology sector and technology-related sectors are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in these sectors, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many technology companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Because the Fund concentrates its investments (or, invests a significant portion of its net assets in securities of technology and technology-related companies, the Fund’s price may be more volatile than a fund that is invested in a more diverse range of market sectors.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS	9p

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus are generally based on expenses incurred during the Fund’s most recently completed fiscal period and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal period. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) starting May 1, 2013 through September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.51% for Class A, 2.26% for Class B, 2.26% for Class C, 1.13% for Class I, 1.43% for Class K, 1.76% for Class R, 1.26% for Class R4, 1.18% for Class R5 and 1.26% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

Additionally, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments

10p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

(investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS	11p

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund’s outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the annualized fee for the most recent fiscal period from January 1, 2012 to May 31, 2012 was 0.85% of the Fund’s average daily net assets. (During the most recent fiscal period, the Fund’s fiscal year end changed from December 31 to May 31.) The fee for the prior fiscal year ended December 31, 2011 was 0.85% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal period ended May 31, 2012.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Paul H. Wick, Portfolio Manager

•	Managed the Fund since 1990.

•	Prior to the Investment Manager’s acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in November 2008, Mr. Wick was a Managing Director of Seligman.

•	Joined Seligman in 1987.

•	Began investment career in 1987.

•	B.A., Duke; MBA, Duke/Fuqua.

Richard M. Parower, CFA, Co-Portfolio Manager

•	Managed the Fund since 2000.

•

Mr. Parower provides assistance to Mr. Wick in managing the Fund through his research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.

•	Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Parower was a Managing Director of Seligman.

•	Joined Seligman in 2000.

•	Began investment career in 1988.

•	B.A., Washington University; MBA, Columbia University.

12p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

Vishal Saluja, Technology Team member

•	Management responsibilities for the Fund since 2011.

•

Mr. Saluja provides assistance to Mr. Wick in managing the Fund through his research and contributions to the investment decisions with respect to companies in the life science technology and electronic design software sectors.

•	Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Saluja was a Managing Director of Seligman.

•	Joined Seligman in 2000.

•	Began investment career in 1990.

•	B.S. and Bachelor of Applied Science, Wharton School, University of Pennsylvania; MBA, Stanford University.

Sushil Wagle, Technology Team member

•	Management responsibilities for the Fund since 2011.

•

Mr. Wagle provides assistance to Mr. Wick in managing the Fund through his research and contributions to the investment decisions with respect to companies in the enterprise hardware and storage, and telecommunications services sectors.

•	Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Wagle was Vice President of Information Technology at Seligman.

•	Joined Seligman in 1998.

•	Began investment career in 2000.

•	B.S. and M.S., Stevens Institute of Technology.

Ajay Diwan, Technology Team member

•	Management responsibilities for the Fund since 2012.

•

Mr. Diwan provides assistance to Mr. Wick in managing the Fund through his research and contributions to the investment decisions with respect to companies in the communications (networking, and wireless and wireline equipment), technology services, and hardware sectors.

•	Prior to the Investment Manager’s acquisition of Seligman in Nov. 2008, Mr. Diwan was a Managing Director of Seligman.

•	Joined Seligman in 2001.

•	Began investment career in 1992.

•	BS, Case Western Reserve University; MBA, Columbia University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS	13p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal years ended on or after December 31, 2009 has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the periods ended on or before December 31, 2008 was audited by a different Independent Registered Public Accounting Firm.

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009		2008	2007
Class A
Per share data
Net asset value, beginning of period	$40.80		$44.71		$38.78		$24.25		$38.20	$33.24
Income from investment operations:
Net investment loss	(0.14)		(0.29)		(0.29)		(0.37)		(0.36)	(0.32)
Net realized and unrealized gain (loss)	2.17		(1.88)		6.20		14.81		(13.59)	5.28
Increase from payments by affiliate	—		0.01		0.01		—		—	—
Total from investment operations	2.03		(2.16)		5.92		14.44		(13.95)	4.96
Less distributions to shareholders:
Net realized gains	—		(1.75)		—		—		—	—
Total distributions to shareholders	—		(1.75)		—		—		—	—
Proceeds from regulatory settlement	0.06		—		0.01		0.09		—	—
Net asset value, end of period	$42.89		$40.80		$44.71		$38.78		$24.25	$38.20
Total return	5.12%	(b)	(4.86%	)(c)	15.29%	(b)(c)	59.92%	(b)	(36.52% )	14.92%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.34%	(e)	1.35%	(f)	1.36%		1.61%		1.52%	1.46%
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.34%	(e)	1.35%	(f)(h)	1.36%		1.61%		1.52%	1.46%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.34%	(e)	1.35%		1.36%		1.61%		1.52%	1.46%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.34%	(e)	1.35%	(h)	1.36%		1.61%		1.52%	1.46%
Net investment loss	(0.72%	)(e)	(0.65%	)(h)	(0.72%	)	(1.18%	)	(1.12% )	(0.89%	)
Supplemental data
Net assets, end of period (in thousands)	$2,573,957		$2,536,229		$3,066,071		$2,788,834		$1,642,388	$2,907,051
Portfolio turnover	38%		66%		105%		150%		133%	206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)

During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(c)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	Includes interest expense which rounds to less than 0.01%.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

14p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$33.29		$37.09		$32.42		$20.43		$32.42	$28.42
Income from investment operations:
Net investment loss	(0.23)		(0.52)		(0.49)		(0.51)		(0.52)	(0.50)
Net realized and unrealized gain (loss)	1.78		(1.53)		5.14		12.42		(11.47)	4.50
Increase from payments by affiliate	—		0.00	(b)	0.01		—		—	—
Total from investment operations	1.55		(2.05)		4.66		11.91		(11.99)	4.00
Less distributions to shareholders:
Net realized gains	—		(1.75)		—		—		—	—
Total distributions to shareholders	—		(1.75)		—		—		—	—
Proceeds from regulatory settlement	0.05		—		0.01		0.08		—	—
Net asset value, end of period	$34.89		$33.29		$37.09		$32.42		$20.43	$32.42
Total return	4.81%	(c)	(5.57%	)(d)	14.40%	(c)(d)	58.69%	(c)	(36.98% )	14.07%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.10%	(f)	2.10%	(g)	2.11%		2.39%		2.27%	2.21%
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	2.10%	(f)	2.10%	(g)(i)	2.11%		2.39%		2.27%	2.21%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.10%	(f)	2.10%		2.11%		2.39%		2.27%	2.21%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	2.10%	(f)	2.10%	(i)	2.11%		2.39%		2.27%	2.21%
Net investment loss	(1.47%	)(f)	(1.40%	)(i)	(1.48%	)	(1.97%	)	(1.87% )	(1.64%	)
Supplemental data
Net assets, end of period (in thousands)	$49,373		$54,282		$85,897		$106,646		$94,086	$269,316
Portfolio turnover	38%		66%		105%		150%		133%	206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)

During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(d)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	Includes interest expense which rounds to less than 0.01%.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS	15p

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009		2008	2007
Class C
Per share data
Net asset value, beginning of period	$33.32		$37.12		$32.44		$20.44		$32.43	$28.44
Income from investment operations:
Net investment loss	(0.23)		(0.51)		(0.49)		(0.51)		(0.50)	(0.50)
Net realized and unrealized gain (loss)	1.77		(1.54)		5.15		12.43		(11.49)	4.49
Increase from payments by affiliate	—		0.00	(b)	0.01		—		—	—
Total from investment operations	1.54		(2.05)		4.67		11.92		(11.99)	3.99
Less distributions to shareholders:
Net realized gains	—		(1.75)		—		—		—	—
Total distributions to shareholders	—		(1.75)		—		—		—	—
Proceeds from regulatory settlement	0.05		—		0.01		0.08		—	—
Net asset value, end of period	$34.91		$33.32		$37.12		$32.44		$20.44	$32.43
Total return	4.77%	(c)	(5.56%	)(d)	14.43%	(c)(d)	58.71%	(c)	(36.97% )	14.03%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.09%	(f)	2.10%	(g)	2.11%		2.36%		2.27%	2.21%
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	2.09%	(f)	2.10%	(g)(i)	2.11%		2.36%		2.27%	2.21%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.09%	(f)	2.10%		2.11%		2.36%		2.27%	2.21%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	2.09%	(f)	2.10%	(i)	2.11%		2.36%		2.27%	2.21%
Net investment loss	(1.47%	)(f)	(1.40%	)(i)	(1.48%	)	(1.94%	)	(1.87% )	(1.64%	)
Supplemental data
Net assets, end of period (in thousands)	$668,588		$670,843		$767,800		$694,889		$447,159	$268,391
Portfolio turnover	38%		66%		105%		150%		133%	206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	Rounds to less than $0.01.
(c)

During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(d)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	Includes interest expense which rounds to less than 0.01%.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

16p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009(b)
Class I
Per share data
Net asset value, beginning of period	$42.82		$46.62		$40.29		$34.44
Income from investment operations:
Net investment loss	(0.06)		(0.20)		(0.13)		(0.08)
Net realized and unrealized gain (loss)	2.26		(1.86)		6.44		5.93
Increase from payments by affiliate	—		0.01		0.01		—
Total from investment operations	2.20		(2.05)		6.32		5.85
Less distributions to shareholders:
Net realized gains	—		(1.75)		—		—
Total distributions to shareholders	—		(1.75)		—		—
Proceeds from regulatory settlement	0.06		—		0.01		—
Net asset value, end of period	$45.08		$42.82		$46.62		$40.29
Total return	5.28%	(c)	(4.43%	)(d)	15.71%	(c)(d)	16.99%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.92%	(f)	0.90%	(g)	0.96%		1.00%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	0.92%	(f)	0.90%	(g)	0.96%		1.00%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.92%	(f)	0.90%		0.96%		1.00%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	0.92%	(f)	0.90%		0.96%		1.00%	(f)
Net investment loss	(0.30%	)(f)	(0.41%	)	(0.31%	)	(0.50%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$7		$6		$55,590		$39,507
Portfolio turnover	38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(c)

During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12% and 0.02%, respectively.

(d)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	Includes interest expense which rounds to less than 0.01%.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS	17p

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009(b)
Class K*
Per share data
Net asset value, beginning of period	$42.50		$46.42		$40.24		$34.44
Income from investment operations:
Net investment loss	(0.12)		(0.25)		(0.24)		(0.12)
Net realized and unrealized gain (loss)	2.25		(1.93)		6.40		5.92
Increase from payments by affiliate	—		0.01		0.01		—
Total from investment operations	2.13		(2.17)		6.17		5.80
Less distributions to shareholders:
Net realized gains	—		(1.75)		—		—
Total distributions to shareholders	—		(1.75)		—		—
Proceeds from regulatory settlement	0.06		—		0.01		—
Net asset value, end of period	$44.69		$42.50		$46.42		$40.24
Total return	5.15%	(c)	(4.71%	)(d)	15.36%	(c)(d)	16.84%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.23%	(f)	1.23%	(g)	1.26%		1.28%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.23%	(f)	1.23%	(g)	1.26%		1.28%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.23%	(f)	1.23%		1.26%		1.28%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.23%	(f)	1.23%		1.26%		1.28%	(f)
Net investment loss	(0.60%	)(f)	(0.54%	)	(0.58%	)	(0.76%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$1,172		$1,061		$507		$8
Portfolio turnover	38%		66%		105%		150%

Notes to Financial Highlights

*	Effective October 25, 2012, Class R4 is renamed Class K.
(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(c)

During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12% and 0.02%, respectively.

(d)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	Includes interest expense which rounds to less than 0.01%.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

18p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

	Year Ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009		2008	2007
Class R
Per share data
Net asset value, beginning of period	$39.79		$43.75		$38.09		$23.89		$37.73	$32.92
Income from investment operations:
Net investment loss	(0.18)		(0.39)		(0.41)		(0.46)		(0.43)	(0.41)
Net realized and unrealized gain (loss)	2.12		(1.83)		6.05		14.57		(13.41)	5.22
Increase from payments by affiliate	—		0.01		0.01		—		—	—
Total from investment operations	1.94		(2.21)		5.65		14.11		(13.84)	4.81
Less distributions to shareholders:
Net realized gains	—		(1.75)		—		—		—	—
Total distributions to shareholders	—		(1.75)		—		—		—	—
Proceeds from regulatory settlement	0.05		—		0.01		0.09		—	—
Net asset value, end of period	$41.78		$39.79		$43.75		$38.09		$23.89	$37.73
Total return	5.00%	(b)	(5.08%	)(c)	14.86%	(b)(c)	59.44%	(b)	(36.68% )	14.61%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.59%	(e)	1.60%	(f)	1.70%		1.93%		1.77%	1.71%
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.59%	(e)	1.60%	(f)(h)	1.70%		1.93%		1.77%	1.71%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.59%	(e)	1.60%		1.70%		1.93%		1.77%	1.71%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.59%	(e)	1.60%	(h)	1.70%		1.93%		1.77%	1.71%
Net investment loss	(0.98%	)(e)	(0.90%	)(h)	(1.06%	)	(1.50%	)	(1.37% )	(1.14%	)
Supplemental data
Net assets, end of period (in thousands)	$41,829		$43,815		$47,554		$37,012		$19,695	$25,142
Portfolio turnover	38%		66%		105%		150%		133%	206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)

During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(c)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	Includes interest expense which rounds to less than 0.01%.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS	19p

	Year Ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009(b)
Class R4*
Per share data
Net asset value, beginning of period	$39.98		$43.89		$38.13		$32.67
Income from investment operations:
Net investment loss	(0.16)		(0.38)		(0.35)		(0.16)
Net realized and unrealized gain (loss)	2.13		(1.79)		6.09		5.62
Increase from payments by affiliate	—		0.01		0.01		—
Total from investment operations	1.97		(2.16)		5.75		5.46
Less distributions to shareholders:
Net realized gains	—		(1.75)		—		—
Total distributions to shareholders	—		(1.75)		—		—
Proceeds from regulatory settlement	0.05		—		0.01		—
Net asset value, end of period	$42.00		$39.98		$43.89		$38.13
Total return	5.05%	(c)	(4.95%	)(d)	15.11%	(c)(d)	16.71%
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.48%	(f)	1.47%	(g)	1.51%		1.54%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.48%	(f)	1.47%	(g)	1.51%		1.54%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.48%	(f)	1.47%		1.51%		1.54%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.48%	(f)	1.47%		1.51%		1.54%	(f)
Net investment loss	(0.85%	)(f)	(0.85%	)	(0.90%	)	(1.08%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$26		$23		$96		$16
Portfolio turnover	38%		66%		105%		150%

Notes to Financial Highlights

*	Effective October 31, 2012, Class R3 is renamed R4.
(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.
(c)

During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, and 0.02%, respectively.

(d)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	Includes interest expense which rounds to less than 0.01%.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

20p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010		2009		2008	2007
Class R5
Per share data
Net asset value, beginning of period	$42.77		$46.60		$40.28		$25.08		$39.32	$34.07
Income from investment operations:
Net investment loss	(0.07)		(0.12)		(0.15)		(0.27)		(0.21)	(0.17)
Net realized and unrealized gain (loss)	2.27		(1.97)		6.45		15.38		(14.03)	5.42
Increase from payments by affiliate	—		0.01		0.01		—		—	—
Total from investment operations	2.20		(2.08)		6.31		15.11		(14.24)	5.25
Less distributions to shareholders:
Net realized gains	—		(1.75)		—		—		—	—
Total distributions to shareholders	—		(1.75)		—		—		—	—
Proceeds from regulatory settlement	0.06		—		0.01		0.09		—	—
Net asset value, end of period	$45.03		$42.77		$46.60		$40.28		$25.08	$39.32
Total return	5.28%	(b)	(4.49%	)(c)	15.69%	(b)(c)	60.60%	(b)	(36.22% )	15.41%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.98%	(e)	0.97%	(f)	1.00%		1.27%		1.04%	1.01%
Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.98%	(e)	0.97%	(f)	1.00%		1.27%		1.04%	1.01%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.98%	(e)	0.97%		1.00%		1.27%		1.04%	1.01%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.98%	(e)	0.97%		1.00%		1.27%		1.04%	1.01%
Net investment loss	(0.35%	)(e)	(0.27%	)	(0.37%	)	(0.87%	)	(0.64% )	(0.44%	)
Supplemental data
Net assets, end of period (in thousands)	$18,085		$16,922		$18,414		$14,853		$20,164	$33,473
Portfolio turnover	38%		66%		105%		150%		133%	206%
Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)

During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(c)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.
(f)	Includes interest expense which rounds to less than 0.01%.
(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS	21p

	Year ended May 31, 2012(a)		Year ended December 31,
			2011		2010(b)
Class Z
Per share data
Net asset value, beginning of period	$42.77		$46.62		$41.62
Income from investment operations:
Net investment loss	(0.09)		(0.15)		(0.06)
Net realized and unrealized gain (loss)	2.27		(1.96)		5.05
Increase from payments by affiliate	—		0.01		0.01
Total from investment operations	2.18		(2.10)		5.00
Less distributions to shareholders:
Net realized gains	—		(1.75)		—
Total distributions to shareholders	—		(1.75)		—
Proceeds from regulatory settlement	0.06		—		—
Net asset value, end of period	$45.01		$42.77		$46.62
Total return	5.24%	(c)	(4.53%	)(d)	12.01%	(d)
Ratios to average net assets(e)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.09%	(f)	1.09%	(g)	1.13%	(f)
Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.09%	(f)	1.09%	(g)(i)	1.13%	(f)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.09%	(f)	1.09%		1.13%	(f)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.09%	(f)	1.09%	(i)	1.13%	(f)
Net investment loss	(0.45%	)(f)	(0.33%	)(i)	(0.50%	)(f)
Supplemental data
Net assets, end of period (in thousands)	$235,749		$148,571		$679
Portfolio turnover	38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.
(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.
(c)	During the period ended May 31, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.
(d)

During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.
(g)	Includes interest expense which rounds to less than 0.01%.
(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

22p	COLUMBIA SELIGMAN COMMUNICATIONS AND INFORMATION FUND — 2012 PROSPECTUS

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

• 1.00% CDSC if redeemed within 12 months of purchase and

• 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

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(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

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Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

S.17

accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

S.18

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

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CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

S.26

Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

S.27

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

S.28

failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

S.29

•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

S.30

Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

S.31

subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.32

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

SL-9907-99 E (10/12)

Columbia U.S. Government Mortgage Fund

Prospectus October 1, 2012

Columbia U.S. Government Mortgage Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.

Class	Ticker Symbol
Class A	AUGAX
Class B	AUGBX
Class C	AUGCX
Class I	RBGIX
Class K*	RSGYX
Class R4	CUVRX
Class R5	CGVRX
Class W	CGMWX
Class Z	CUGZX

*	Prior to October 25, 2012, Class K is known as Class R4.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ¡ May Lose Value  ¡ No Bank Guarantee

Summary of the Fund	3p
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	4p
Past Performance	5p
Fund Management	7p
Buying and Selling Shares	7p
Tax Information	7p
Financial Intermediary Compensation	7p
More Information About the Fund	8p
Investment Objective	8p
Principal Investment Strategies of the Fund	8p
Principal Risks of Investing in the Fund	8p
More About Annual Fund Operating Expenses and Past Performance	10p
Other Investment Strategies and Risks	11p
Fund Management and Compensation	13p
Financial Highlights	14p
Choosing a Share Class	S.1
The Funds	S.1
Summary of Share Class Features	S.1
Sales Charges and Commissions	S.4
Reductions/Waivers of Sales Charges	S.9
Distribution and Service Fees	S.11
Selling Agent Compensation	S.14
Buying, Selling and Exchanging Shares	S.15
Share Price Determination	S.15
Transaction Rules and Policies	S.15
Buying Shares	S.21
Selling Shares	S.25
Exchanging Shares	S.26
Distributions and Taxes	S.28
Additional Services and Compensation	S.31
Additional Management Information	S.31

2p	COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

Columbia U.S. Government Mortgage Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.9 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R4, R5 & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class K	Class R4	Class R5	Class W	Class Z
Management fees	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%	0.43%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.00%	0.00%	0.25%	0.00%
Other expenses(b)	0.27%	0.27%	0.27%	0.10%	0.40%	0.27%	0.15%	0.27%	0.27%
Total annual fund operating expenses	0.95%	1.70%	1.70%	0.53%	0.83%	0.70%	0.58%	0.95%	0.70%
Less: Fee waiver/expense reimbursement(c)	(0.09%)	(0.09%)	(0.09%)	(0.03%)	(0.03%)	(0.09%)	(0.03%)	(0.09%)	(0.09%)
Total annual fund operating expenses after fee waiver/expense reimbursement(c)	0.86%	1.61%	1.61%	0.50%	0.80%	0.61%	0.55%	0.86%	0.61%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)	Other expenses for Class R4 and Class R5 are based on estimated amounts for the current fiscal year.
(C)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until September 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 0.86% for Class A, 1.61% for Class B, 1.61% for Class C, 0.50% for Class I, 0.80% for Class K, 0.61% for Class R4, 0.55% for Class R5, 0.86% for Class W and 0.61% for Class Z.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$559	$755	$968	$1,582
Class B (if shares are redeemed)	$664	$827	$1,116	$1,806
Class B (if shares are not redeemed)	$164	$527	$916	$1,806
Class C (if shares are redeemed)	$264	$527	$916	$2,006
Class C (if shares are not redeemed)	$164	$527	$916	$2,006
Class I (whether or not shares are redeemed)	$51	$167	$294	$665
Class K (whether or not shares are redeemed)	$82	$262	$458	$1,027
Class R4 (whether or not shares are redeemed)	$62	$215	$381	$866
Class R5 (whether or not shares are redeemed)	$56	$183	$321	$726
Class W (whether or not shares are redeemed)	$88	$294	$518	$1,163
Class Z (whether or not shares are redeemed)	$62	$215	$381	$866

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS	3p

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 545% of the average value of its portfolio (285% excluding mortgage dollar rolls).

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in mortgage-related securities. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage-related securities that either are issued or guaranteed as to principal and interest by the United States Government, its agencies, authorities or instrumentalities. This includes, but is not limited to Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the United States Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury.

The portfolio managers may use derivatives such as forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

The Investment Manager may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal strategies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective. The Fund may fail to achieve its investment objective and you may lose money.

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk applies to most fixed income securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk—Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities, including those in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

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Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods. In general, equity securities tend to have greater price volatility than debt securities.

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or by its agencies, authorities, enterprises or instrumentalities, which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charge was reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with those of its benchmark index. The inception date of the Fund’s Class I shares is March 4, 2004, the inception date of the Fund’s Class W shares is June 18, 2012 and the inception date of the Fund’s Class Z shares is September 27, 2010. The returns shown for each of these classes of shares include the returns of the Fund’s Class A shares (adjusted to reflect higher class-related operating expenses of such classes, where applicable) for

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS	5p

periods prior to the relevant class inception date. Class R4 and Class R5 shares of the Fund did not commence operations prior to the date of this prospectus and, therefore, performance is not yet available. The returns shown for all periods for any share class that does not have available performance are the returns of Class A shares (without applicable sales charges) of the Fund. Except for differences in expenses and sales charges (where applicable), the share classes of the Fund have annual returns substantially similar because all share classes invest in the same portfolio of securities.

The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. The after-tax returns shown in the table are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or individual retirement accounts (IRAs).

CLASS A ANNUAL TOTAL RETURNS (BEFORE SALES CHARGE)

(calendar year)

During the periods shown:

¡ Highest return for a calendar quarter was 4.67% (quarter ended September 30, 2009).
¡ Lowest return for a calendar quarter was -2.47% (quarter ended December 31, 2008).
¡ Class A year-to-date return was 3.68% at June 30, 2012.

Average Annual Total Returns (after applicable sales charges)
(for periods ended December 31, 2011)	1 year	5 years	Since inception (2/14/02)
Columbia U.S. Government Mortgage Fund:
Class A — before taxes	3.67%	5.52%	4.88%
Class A — after taxes on distributions	2.46%	3.90%	3.32%
Class A — after taxes on distributions and redemption of fund shares	2.39%	3.74%	3.23%
Class B — before taxes	2.97%	5.42%	4.61%
Class C — before taxes	6.98%	5.75%	4.61%
Class I — before taxes	9.20%	6.98%	5.69%
Class K — before taxes	8.88%	7.08%	5.74%
Class R4 — before taxes	8.81%	6.55%	5.40%
Class R5 — before taxes	8.81%	6.55%	5.40%
Class W — before taxes	8.81%	6.55%	5.40%
Class Z — before taxes	9.12%	6.62%	5.44%
Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	6.23%	6.54%	5.60%

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FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since
Jason J. Callan	Portfolio Manager	2009
Tom Heuer, CFA	Portfolio Manager	May 2010

BUYING AND SELLING SHARES

Minimum Initial Investment	Nonqualified accounts (Classes A, B & C)	Individual retirement accounts (Classes A, B & C)	Classes I, K, R4 & R5	Class W	Class Z
For investors other than systematic investment plans	$2,000	$1,000	None	$500	Variable	*
Systematic investment plans	$100	$100	None	$500	Variable	*
*	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor.

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sale of shares through one of the following methods:

By Mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081

Express Mail: Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809

By Telephone or Wire Transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS	7p

More Information About the Fund

INVESTMENT OBJECTIVE

Columbia U.S. Government Mortgage Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital. Because any investment involves risk, there is no assurance these objectives can be achieved. Only shareholders can change the Fund’s objectives.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets primarily are invested in mortgage-related securities. Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in mortgage-related securities that either are issued or guaranteed as to principal and interest by the United States Government, its agencies, authorities or instrumentalities. This includes, but is not limited to Government National Mortgage Association (GNMA or Ginnie Mae) mortgage-backed bonds, which are backed by the full faith and credit of the United States Government; and Federal National Mortgage Association (FNMA or Fannie Mae) and Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) mortgage-backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury.

The portfolio managers may use derivatives such as forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market, in an effort to produce incremental earnings, to hedge existing positions, to increase market exposure and investment flexibility, or to obtain or reduce credit exposure.

The Fund may invest in fixed income securities of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.

In pursuit of the Fund’s objectives, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by reviewing:

•	Relative value within the U.S. Government mortgage sector.

•	The interest rate outlook.

•	The yield curve.

The yield curve is a graphic representation of the yields of bonds of the same quality but different maturities. A graph showing an upward trend with short-term rates lower than long-term rates is called a positive yield curve, while a downward trend is a negative or inverted yield curve.

In evaluating whether to sell a security, the Investment Manager considers, among other factors, whether:

•	The interest rate or economic outlook changes.

•	The security is overvalued relative to alternative investments.

•	A more attractive opportunity exists.

•	The issuer or the security continues to meet the other standards described above.

The Investment Manager may actively and frequently trade securities and other instruments in the Fund’s portfolio to carry out its principal strategies.

The Fund’s policy of investing at least 80% of its net assets discussed in the Principal Investment Strategies section of this prospectus may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval as long as shareholders are given 60 days advance notice of the change.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategies. The Fund may fail to achieve its investment objective and you may lose money.

8p	COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS

Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.

Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk applies to most securities, but is generally less of a factor for obligations backed by the “full faith and credit” of the U.S. Government. It is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.

Derivatives Risk—Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities, including those in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.

Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors.

Mortgage- and Other Asset-Backed Securities Risk. The value of the Fund’s mortgage-backed and other asset-backed securities may be affected by, among other things, changes or perceived changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS	9p

assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is subject to change.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES AND PAST PERFORMANCE

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus for Class A, Class B, Class C, Class I, Class K and Class Z are generally based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. Annual fund operating expenses for Class R4, Class R5 and Class W are generally based on estimated expenses for the Fund’s current fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

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The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 0.86% for Class A, 1.61% for Class B, 1.61% for Class C, 0.50% for Class I, 0.80% for Class K, 0.61% for Class R4, 0.55% for Class R5, 0.86% for Class W and 0.61% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies. To the extent not a principal investment strategy, the Fund may also invest in affiliated and non-affiliated pooled investment vehicles (including mutual funds and ETFs, also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. Certain ETFs are designed to replicate the price and yield of a specified market index. The share price of these ETFs may not track their specified market index and may trade below net asset value. These ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed (i.e., they do not track an index), which indirectly subjects the Fund to active management risk of the ETF. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

In addition to the derivative instruments described in the Fund’s principal investment strategies, the Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as LIBOR) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on strategies and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI. For more information on the Fund’s holdings, see the Fund’s annual and semiannual reports.

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS	11p

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Investing in Money Market Funds” under the section “Additional Management Information” for more information.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker-dealers, banks or other institutional borrowers of securities to generate additional income. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value of or return on its investments of the cash collateral declines below the amount owed to a borrower. For more information on lending of portfolio securities and the risks involved, see the Fund’s SAI and its annual and semiannual reports.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund,” they are reflected in the total return of the Fund.

Portfolio Turnover. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Board has adopted a policy prohibiting the Investment Manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

12p	COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the Investment Manager or Columbia Management), 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia funds and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Columbia funds, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.43% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the renewal of the IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2012.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Jason J. Callan, Portfolio Manager

•	Managed the Fund since 2009.

•	Sector Leader on the Structured Assets Sector Team.

•	Joined the Investment Manager in 2007.

•	Trader, Principal Investment Activities Group, GMAC ResCap, 2004 to 2007.

•	Began investment career in 2004.

•	MBA, University of Minnesota.

Tom Heuer, CFA, Portfolio Manager

•	Managed the Fund since May 2010.

•	Sector Manager on the Structured Assets Sector Team since 2002.

•	Joined the Investment Manager in 1993.

•	MBA, University of Minnesota

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS	13p

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. (The financial highlights table for Class R4, Class R5 and Class W are not included since those classes of shares began operations after the Fund’s fiscal year end and, therefore, have no financial reporting.) Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information has been derived from the financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request.

	Year Ended May 31,
	2012		2011	2010	2009	2008
Class A
Per share data
Net asset value, beginning of period	$5.46		$5.16	$4.77	$4.99	$5.00
Income from investment operations:
Net investment income	0.16		0.17	0.25	0.21	0.23
Net realized and unrealized gain (loss)	0.19		0.34	0.37	(0.18)	(0.02)
Total from investment operations	0.35		0.51	0.62	0.03	0.21
Less distributions to shareholders:
Net investment income	(0.16)		(0.21)	(0.23)	(0.21)	(0.22)
Net realized gains	(0.02)		—	—	(0.04)	—
Total distributions to shareholders	(0.18)		(0.21)	(0.23)	(0.25)	(0.22)
Proceeds from regulatory settlements	0.00	(a)	—	—	—	—
Net asset value, end of period	$5.63		$5.46	$5.16	$4.77	$4.99
Total return	6.55%		10.10%	13.32%	0.79%	4.31%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.92%		0.98%	1.09%	1.08%	1.09%
Net expenses after fees waived or expenses reimbursed(c)	0.85%	(d)	0.87%	0.89%	0.89%	0.89%
Net investment income	2.83%	(d)	3.16%	4.98%	4.51%	4.56%
Supplemental data
Net assets, end of period (in thousands)	$616,112		$519,454	$80,371	$78,940	$95,365
Portfolio turnover	545%	(e)	465% (e)	519% (e)	431% (e)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

14p	COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS

	Year Ended May 31,
	2012		2011	2010	2009	2008
Class B
Per share data
Net asset value, beginning of period	$5.47		$5.16	$4.77	$4.99	$5.00
Income from investment operations:
Net investment income	0.12		0.13	0.21	0.18	0.19
Net realized and unrealized gain (loss)	0.19		0.35	0.37	(0.18)	(0.01)
Total from investment operations	0.31		0.48	0.58	—	0.18
Less distributions to shareholders:
Net investment income	(0.12)		(0.17)	(0.19)	(0.18)	(0.19)
Net realized gains	(0.02)		—	—	(0.04)	—
Total distributions to shareholders	(0.14)		(0.17)	(0.19)	(0.22)	(0.19)
Proceeds from regulatory settlements	0.00	(a)	—	—	—	—
Net asset value, end of period	$5.64		$5.47	$5.16	$4.77	$4.99
Total return	5.73%		9.45%	12.46%	0.03%	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.68%		1.81%	1.85%	1.84%	1.86%
Net expenses after fees waived or expenses reimbursed(c)	1.60%	(d)	1.65%	1.65%	1.65%	1.65%
Net investment income	2.09%	(d)	2.43%	4.18%	3.75%	3.79%
Supplemental data
Net assets, end of period (in thousands)	$8,495		$16,024	$17,619	$24,177	$33,666
Portfolio turnover	545%	(e)	465% (e)	519% (e)	431% (e)	354%

	Year Ended May 31,
	2012		2011	2010	2009	2008
Class C
Per share data
Net asset value, beginning of period	$5.47		$5.16	$4.77	$4.99	$5.00
Income from investment operations:
Net investment income	0.11		0.14	0.21	0.18	0.19
Net realized and unrealized gain (loss)	0.20		0.34	0.37	(0.18)	(0.01)
Total from investment operations	0.31		0.48	0.58	—	0.18
Less distributions to shareholders:
Net investment income	(0.12)		(0.17)	(0.19)	(0.18)	(0.19)
Net realized gains	(0.02)		—	—	(0.04)	—
Total distributions to shareholders	(0.14)		(0.17)	(0.19)	(0.22)	(0.19)
Proceeds from regulatory settlements	0.00	(a)	—	—	—	—
Net asset value, end of period	$5.64		$5.47	$5.16	$4.77	$4.99
Total return	5.73%		9.46%	12.47%	0.03%	3.53%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	1.67%		1.79%	1.85%	1.83%	1.85%
Net expenses after fees waived or expenses reimbursed(c)	1.60%	(d)	1.64%	1.65%	1.65%	1.65%
Net investment income	2.03%	(d)	2.55%	4.27%	3.76%	3.80%
Supplemental data
Net assets, end of period (in thousands)	$32,691		$14,661	$5,217	$4,090	$4,186
Portfolio turnover	545%	(e)	465% (e)	519% (e)	431% (e)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS	15p

	Year Ended May 31,
	2012	2011	2010	2009	2008
Class I
Per share data
Net asset value, beginning of period	$5.46	$5.15	$4.77	$4.99	$5.00
Income from investment operations:
Net investment income	0.17	0.20	0.26	0.23	0.25
Net realized and unrealized gain (loss)	0.20	0.35	0.37	(0.18)	(0.02)
Total from investment operations	0.37	0.55	0.63	0.05	0.23
Less distributions to shareholders:
Net investment income	(0.18)	(0.24)	(0.25)	(0.23)	(0.24)
Net realized gains	(0.02)	—	—	(0.04)	—
Total distributions to shareholders	(0.20)	(0.24)	(0.25)	(0.27)	(0.24)
Proceeds from regulatory settlements	0.00 (a)	—	—	—	—
Net asset value, end of period	$5.63	$5.46	$5.15	$4.77	$4.99
Total return	6.90%	10.76%	13.58%	1.21%	4.74%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.52%	0.62%	0.62%	0.61%	0.63%
Net expenses after fees waived or expenses reimbursed(c)	0.52%	0.48%	0.47%	0.48%	0.48%
Net investment income	3.12%	3.76%	5.33%	4.93%	4.97%
Supplemental data
Net assets, end of period (in thousands)	$739,181	$221,198	$132,495	$221,584	$221,548
Portfolio turnover	545% (d)	465% (d)	519% (d)	431% (d)	354%

	Year Ended May 31,
	2012	2011	2010	2009	2008
Class K*
Per share data
Net asset value, beginning of period	$5.46	$5.15	$4.77	$4.99	$5.00
Income from investment operations:
Net investment income	0.16	0.19	0.25	0.23	0.23
Net realized and unrealized gain (loss)	0.18	0.34	0.37	(0.10)	(0.01)
Total from investment operations	0.34	0.53	0.62	0.13	0.22
Less distributions to shareholders:
Net investment income	(0.16)	(0.22)	(0.24)	(0.31)	(0.23)
Net realized gains	(0.02)	—	—	(0.04)	—
Total distributions to shareholders	(0.18)	(0.22)	(0.24)	(0.35)	(0.23)
Proceeds from regulatory settlements	0.00 (a)	—	—	—	—
Net asset value, end of period	$5.62	$5.46	$5.15	$4.77	$4.99
Total return	6.41%	10.44%	13.25%	2.82%	4.46%
Ratios to average net assets(b)
Expenses prior to fees waived or expenses reimbursed	0.82%	0.93%	0.93%	0.89%	0.93%
Net expenses after fees waived or expenses reimbursed(c)	0.80%	0.78%	0.77%	0.70%	0.75%
Net investment income	2.87%	3.50%	5.09%	4.38%	4.69%
Supplemental data
Net assets, end of period (in thousands)	$80	$72	$85	$64	$42,429
Portfolio turnover	545% (d)	465% (d)	519% (d)	431% (d)	354%
Notes to Financial Highlights

*	Effective October 25, 2012, Class R4 is renamed Class K.
(a)	Rounds to less than $0.01.
(b)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(d)

Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

16p	COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS

	Year Ended May 31,
	2012		2011(a)
Class Z
Per share data
Net asset value, beginning of period	$5.46		$5.27
Income from investment operations:
Net investment income	0.16		0.11
Net realized and unrealized gain	0.21		0.23
Total from investment operations	0.37		0.34
Less distributions to shareholders:
Net investment income	(0.18)		(0.15)
Net realized gains	(0.02)		—
Total distributions to shareholders	(0.20)		(0.15)
Proceeds from regulatory settlements	0.00	(b)	—
Net asset value, end of period	$5.63		$5.46
Total return	6.82%		6.59%
Ratios to average net assets(c)
Expenses prior to fees waived or expenses reimbursed	0.68%		0.62%	(d)
Net expenses after fees waived or expenses reimbursed(e)	0.61%	(f)	0.58%	(d)
Net investment income	2.96%	(f)	3.12%	(d)
Supplemental data
Net assets, end of period (in thousands)	$424,251		$51,912
Portfolio turnover	545%	(g)	465%	(g)

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.
(b)	Rounds to less than $0.01.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.
(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285% and 253% for the years ended May 31, 2012 and 2011, respectively.

COLUMBIA U.S. GOVERNMENT MORTGAGE FUND — 2012 PROSPECTUS	17p

Choosing a Share Class

The Funds

The Columbia Funds generally share the same policies and procedures for investor services, as described below. Funds and portfolios that used the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to herein as the Legacy Columbia Funds. The funds that historically used the RiverSource brand, including those renamed with the “Columbia” brand effective September 27, 2010, as well as certain other funds are collectively referred to as the Legacy RiverSource Funds. Together the Legacy Columbia Funds and the Legacy RiverSource Funds are referred to as the Funds. For a list of Legacy Columbia Funds and Legacy RiverSource Funds, see the appendices to a Fund’s SAI.

The Funds’ primary service providers are referred to as follows: the Investment Manager refers to Columbia Management Investment Advisers, LLC, the Transfer Agent refers to Columbia Management Investment Services Corp. and the Distributor refers to Columbia Management Investment Distributors, Inc.

Funds Contact Information

Additional information about the Funds can be obtained at www.columbiamanagement.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) Columbia Management Investment Services Corp., c/o Boston Financial, 30 Dan Road, Suite 8081, Canton, MA 02021-2809.

*	The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of a Fund through a retirement plan or other product or program offered by your selling agent, not all share classes of the Fund may be made available to you. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Each investor’s personal situation is different and you may wish to discuss with your selling agent which share classes are available to you and which share class is appropriate for you.

FUNDamentals ™

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediaries that are authorized to sell shares of the Fund. Selling and/or servicing agents (collectively, selling agents) include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.

Retirement Plans and Omnibus Retirement Plans

The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with a Fund or the Transfer Agent.

S.1

The following summarizes the primary features of Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus and may offer other share classes through a separate prospectus. Although certain share classes are generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below.

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class A	Eligibility: Available to the general public for investment Minimum Initial Investment: $2,000 for most investors Investment Limits and Conversion Features: None	5.75% maximum, declining to 0.00% on investments of $1 million or more None for money market Funds and certain other Funds(e)

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase charged as follows:

•1.00% CDSC if redeemed within 12 months of purchase and

•0.50% CDSC if redeemed more than 12, but less than 18, months of purchase(e)

Distribution and/or Service (12b-1) Fees: up to 0.25%
Class B	Eligibility: Closed to new investors(f) Investment Limits: Up to $49,999 Conversion Features: Converts to Class A shares generally eight years after purchase(g)	None	5.00% maximum, gradually declining to 0.00% after six years(g)	Distribution Fee: 0.75% Service Fee: 0.25%
Class C

Eligibility: Available to the general public for investment

Minimum Initial Investment: $2,000 for most investors

Investment Limits: Up to $999,999; none for omnibus retirement plans

Conversion Features: None

		None	1.00% on certain investments redeemed within one year of purchase	Distribution Fee: 0.75% Service Fee: 0.25%
Class I	Eligibility: Available only to other Funds (i.e., fund-of-fund investments) Minimum Initial Investment, Investment Limits and Conversion Features: None	None	None	None
Class K(h)

Eligibility: Closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Plan Administration Fee: 0.25%
Class R

Eligibility: Available only to eligible retirement plans, health savings accounts and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	Legacy Columbia Funds: distribution fee of 0.50% Legacy RiverSource Funds: distribution and service fee of 0.50%, of which the service fee may be up to 0.25%
Class R4(h)

Eligibility: Available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None

S.2

Share Class	Eligible Investors(a); Minimum Initial Investments(b); Investment Limits; and Conversion Features	Front-End Sales Charges(c)	Contingent Deferred Sales Charges (CDSCs)(c)	Maximum Distribution and/or Service (12b-1) Fees and Non-12b-1 Service Fees(d)
Class R5

Eligibility: Available only to (i) certain registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans(f)

Minimum Initial Investment, Investment Limits and Conversion Features: None

		None	None	None
Class T

Eligibility: Generally closed to new investors; available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds)

Minimum Initial Investment, Investment Limits and Conversion Features: None

5.75% maximum, declining to 0.00% on investments of $1 million or more

CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows:

1.00% CDSC if redeemed within 12 months of purchase and

0.50% CDSC if redeemed more than 12, but less than 18, months of purchase

Non-12b-1 Service Fee: up to 0.50%
Class W

Eligibility: Available only to investors purchasing through certain authorized investment programs managed by investment professionals, including discretionary managed account programs

Minimum Initial Investment: $500

Investment Limits and Conversion Features: None

		None	None	Distribution and Service Fees: 0.25%
Class Y

Eligibility: Available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None
Class Z

Eligibility: Available only to certain eligible investors, which are subject to different minimum investment requirements, ranging from $0 to $2,000; effective March 29, 2013, closed to (i) accounts of selling agents that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and (ii) omnibus retirement plans, subject to certain exceptions(f)

Minimum Initial Investment: See Eligibility above

Investment Limits and Conversion Features: None

		None	None	None

(a)

For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.

(b)

The minimum initial investment requirement is $5,000 for Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund. See Buying, Selling and Exchanging Shares – Buying Shares for more details on the eligible investors and minimum initial investment requirements. Certain share classes are subject to minimum account balance requirements, as described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

S.3

(c)

Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions and for information about certain exceptions to these sales charges, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

(d)

These are the maximum applicable distribution, shareholder service and/or non-12b-1 service fees. Fee rates and fee components (i.e., the portion of a combined fee that is a distribution or service fee) may vary among Funds. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. Although Class A shares of certain Legacy Columbia Funds are subject to a combined distribution and service fee of up to 0.35%, these Funds currently limit the combined fee to 0.25%. Columbia Money Market Fund pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares, and 0.10% distribution and service fees on Class W shares. Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund pay a service fee of up to 0.20% on Class A, Class B and Class C shares. Columbia Intermediate Municipal Bond Fund pays a distribution fee of up to 0.65% on Class B and Class C shares. For more information on distribution and service fees, see Choosing a Share Class – Distribution and Service Fees.

(e)

The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund.

(f)

These share classes are closed, or will be closed, to new accounts generally or to new accounts of certain categories of investors, subject to certain conditions, as summarized below and described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors:

•

Class B Shares. The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange.

•

Class K Shares. Shareholders who opened and funded a Class K shares account with a Fund as of the close of business on December 31, 2010 may continue to make additional purchases of such share class, and existing Class K accounts may continue to allow new investors or participants to be established in their Fund account.

•

Class R5 Shares. Shareholders with Class R5 accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class R5 shares may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in existing accounts. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

•

Class Y Shares. Shareholders with Class Y accounts funded before November 8, 2012 who do not satisfy the current eligibility criteria for Class Y shares may not establish new accounts for such share class but may continue to make additional purchases of Class Y shares in existing accounts.

•

Class Z Shares. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans will not be permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened a Class Z account as of close of business on March 28, 2013, and continuously hold Class Z shares in such account after such date, may generally continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In certain circumstances and in the discretion of the Distributor, omnibus retirement plans affiliated with these grandfathered plans may also open new Class Z accounts after March 28, 2013. Accounts of selling agents (other than omnibus retirement plans) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions) after March 28, 2013.

(g)

Timing of conversion and CDSC schedules will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the conversion of Class B shares to Class A shares, see Choosing a Share Class — Sales Charges and Commissions. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

(h)	Prior to October 25, 2012, Class K shares were named Class R4; and prior to October 31, 2012, Class R4 shares were named Class R3.

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling agents to provide these services.

Depending on which share class you choose you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with a financial advisor who can help you with your investment decisions.

S.4

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds), resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (rather than through a selling agent). Sales charges vary depending on the amount of your purchase.

FUNDamentals ™

Front-End Sales Charge Calculation

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

•	The offering price per share is the NAV per share plus any front-end sales charge that applies.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge for the Fund) and the net asset value of those shares. To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your selling agent notifies the Fund).

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds, Columbia Absolute Return Emerging Markets Macro Fund,	$0—$49,999	5.75%	6.10%	5.00%
Columbia Absolute Return Enhanced Multi-Strategy Fund,	$50,000—$99,999	4.50%	4.71%	3.75%
Columbia Commodity Strategy Fund,	$100,000—$249,999	3.50%	3.63%	3.00%
Columbia Risk Allocation Fund and	$250,000—$499,999	2.50%	2.56%	2.15%
Funds-of-Funds (equity)*	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

For Fixed Income Funds (except those listed below) and	$0-$49,999	4.75%	4.99%	4.00%
Funds-of-Funds (fixed income)*	$50,000—$99,999	4.25%	4.44%	3.50%
	$100,000—$249,999	3.50%	3.63%	3.00%
	$250,000—$499,999	2.50%	2.56%	2.15%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Intermediate Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%
Columbia Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia LifeGoal® Income Portfolio and each of the state-	$250,000—$499,999	2.00%	2.04%	1.75%
specific intermediate municipal bond Funds	$500,000—$999,999	1.50%	1.53%	1.25%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

S.5

Class A Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%
Columbia Absolute Return Multi-Strategy Fund,	$100,000—$249,999	2.50%	2.56%	2.15%
Columbia Floating Rate Fund,	$250,000—$499,999	2.00%	2.04%	1.75%
Columbia Inflation Protected Securities Fund and	$500,000—$999,999	1.50%	1.52%	1.25%
Columbia Limited Duration Credit Fund	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Columbia Short Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%
Columbia Short Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%
	$250,000—$999,999	0.50%	0.50%	0.40%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: money market Funds, Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund and Columbia Small Cap Index Fund. “Funds-of-Funds (equity)” includes Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund and Columbia Portfolio Builder Moderate Fund. “Funds-of-Funds (fixed income)” includes Columbia Income Builder Fund, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Balanced Fund and Columbia Strategic Allocation Fund are treated as equity Funds for purposes of the table.
(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class A sharesof a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without an initial sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

FUNDamentals™

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the length of time that you have held your shares. A CDSC is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares. For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made.

When you place an order to sell shares of a class that has a CDSC, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund. In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.6

Class A Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. For more information, see Class A Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling Agents)*
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and Columbia U.S. Treasury Index Fund.

Class B Shares — Sales Charges

The Funds no longer accept new investments in Class B shares, except for certain limited transactions as described in more detail under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares (Closed). You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares and generally declines each year until there is no sales charge, as follows:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*
Number of Years Class B Shares Held	All Funds Except those Listed to the Right	Columbia Intermediate Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia LifeGoal® Income Portfolio, Columbia Short Term Bond Fund and the State-specific Intermediate Municipal Bond Funds
One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None
Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

The Distributor paid an up-front commission directly to your selling agent when you bought the Class B shares (a portion of this commission may have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

S.7

Class B Shares — Conversion to Class A Shares

Class B shares of the Funds automatically convert to Class A shares at different times depending upon the Fund and, for certain Funds, when shares were purchased. In general, Class B shares convert to Class A shares after eight years. For details and related information about how the Funds’ Class B shares’ convert to Class A shares, see Appendix S to the SAI. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares.

Class C Shares — Front-End Sales Charge

You don’t pay a front-end sales charge when you buy Class C shares. Although Class C shares do not have a front-end sales charge such that the full amount of your purchase price is invested in a Fund, over time Class C shares can incur distribution (12b-1) and/or shareholder servicing fees that are equal to or more than the front-end sales charge and distribution (12b-1) and/or shareholder servicing fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares.

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were purchased through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges. Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling agent when you buy Class R shares (a portion of this commission may be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan. For more information, see Choosing a Share Class — Distribution and Service Fees.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay, unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.8

Class T Shares — Front-End Sales Charge — Breakpoint Schedule
Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to selling agents as a % of the offering price
Equity Funds	$0—$49,999	5.75%	6.10%	5.00%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

Fixed Income Funds	$0—$49,999	4.75%	4.99%	4.25%
	$50,000—$99,999	4.50%	4.71%	3.75%
	$100,000—$249,999	3.50%	3.63%	2.75%
	$250,000—$499,999	2.50%	2.56%	2.00%
	$500,000—$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%	(c)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(c)	For more information regarding cumulative commissions paid to your selling agent when you buy $1 million or more of Class T shares, see Class T Shares — Commissions below.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•

If you purchased Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•

Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class T Shares — Commissions

The Distributor may pay your selling agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). For more information, see Class T Shares — Front-End Sales Charge — Breakpoint Schedule, Amount retained by or paid to selling agents as a % of the offering price.

The Distributor may also pay your selling agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling Agents)
Purchase Amount	Commission Level (as a % of net asset value per share)
$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your Fund accounts in the particular class of shares, the Fund will use the current public offering price per

S.9

share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for ROA purposes.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000 (or $100,000 for Funds with breakpoint discounts beginning at $100,000). The required form of LOI may vary by selling agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class K, Class R, Class R4, Class R5 and Class Y shares of the Funds and direct purchases of Columbia Money Market Fund and Columbia Government Money Market Fund shares, which may not be aggregated. Shares of Columbia Money Market Fund and Columbia Government Money Market Fund acquired by exchange from other Funds may be combined for LOI purposes.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling agents. You and your selling agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling agent’s failure to apply the eligible discount to your account. You may be asked by your selling agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling agent and records of accounts established by members of your immediate family.

FUNDamentals™

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares or Class T shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W or Class Z shares of a Fund: individual or joint accounts; Roth and traditional Individual Retirement Accounts (IRAs); Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; and accounts invested in Class I, Class K, Class R, Class R4, Class R5 or Class Y shares of a Fund.

S.10

Front-End Sales Charge Waivers

The Distributor may waive front-end sales charges on purchases of Class A and Class T shares of the Funds by certain categories of investors, including Board members, certain employees of selling agents, Fund portfolio managers and certain retirement and employee benefit plans. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund. For a more complete description of categories of investors who may purchase Class A and Class T shares of the Funds at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the SAI. In addition, certain types of purchases of Class A and Class T shares may be made at NAV. For a description of these eligible transactions, see Appendix S to the SAI.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; that result from required minimum distributions taken from retirement accounts when the shareholder reaches age 70 1/2; in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions. For a more complete description of the available waivers of the CDSC on redemptions of Class A, Class B, Class C and Class T shares, see Appendix S to the SAI.

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, Class B, Class C or Class T shares of a Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, Class B, Class C or Class T shares of a Fund will not be reimbursed.

To be eligible for the reinstatement privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in “good form”. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms and conditions at any time. Unless you provide your selling agent with information in writing about all of the factors that may count toward a waiver of a sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling agent provide this information to the Fund when placing your purchase order. Please see Appendix S of the SAI for more information about the sales charge reductions and waivers.

Distribution and Service Fees

The Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling agents for selling Fund shares and directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.11

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class I	None	None	None
Class K	None	0.25%(e)	0.25%(e)
Class R (Legacy Columbia Funds)	0.50%	—(f)	0.50%
Class R (Legacy RiverSource Funds)	up to 0.50%	up to 0.25%	0.50%(f)
Class R4	None	None	None
Class R5	None	None	None
Class T	None	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	None	None	None
Class Z	None	None	None

(a)	The maximum distribution and service fees of Class A shares varies among the Funds, as shown in the table below:

Funds	Maximum Class A Distribution Fee	Maximum Class A Service Fee	Maximum Class A Combined Total
Legacy RiverSource Funds (other than Columbia Money Market Fund)	up to 0.25%	up to 0.25%	0.25%
Columbia Money Market Fund	—	—	0.10%
Columbia Balanced Fund, Columbia Contrarian Core Fund, Columbia Dividend Income Fund, Columbia Intermediate Bond Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares
Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Energy and Natural Resources Fund, Columbia Global Dividend Opportunity Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia International Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Risk Allocation Fund, Columbia Small Cap Value Fund I, Columbia Pacific/Asia Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund	—	0.25%	0.25%
Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%
Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia Masters International Equity Portfolio, Columbia Mid Cap Index Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Overseas Value Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia Small Cap Index Fund, Columbia Small Cap Value Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund,	—	—	0.25%; these Funds pay a combined distribution and service fee

(b)

The service fees for Class A shares, Class B shares and Class C shares of certain Funds vary. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%.

S.12

(c)

Fee amounts noted apply to all Funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.

(d)

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the distribution fee does not exceed the specified percentage annually: 0.20% for Columbia Intermediate Municipal Bond Fund; 0.31% for Columbia Short Term Bond Fund; 0.40% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Oregon Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; and 0.60% for Columbia Bond Fund, Columbia Corporate Income Fund, Columbia High Yield Municipal Fund, Columbia High Yield Opportunity Fund, Columbia Income Opportunities Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia Tax-Exempt Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.

(e)

The shareholder service fees for Class K shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class K shares pay for plan administration services. See Class K Plan Administration Services Fee below for more information.

(f)

Class R shares of Legacy Columbia Funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource Funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Class R shares of Legacy RiverSource Funds, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(g)

The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, may be subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to selling agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource Fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource Fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource Fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource Fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

For Legacy Columbia Fund Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia Fund Class B shares, Class A shares (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Legacy Columbia Fund Class B shares, and, for the first 12 months following the sale of Legacy Columbia Fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling agents, and to pay for other distribution related expenses). For Legacy Columbia Fund Class C shares, selling agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling agents for as long as the distribution and/or shareholder servicing plans continue in effect, which is expected to be indefinitely. The Fund may reduce or discontinue payments at any time. Your selling agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Class K Plan Administration Services Fee

Class K shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. The fee for Class K shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

S.13

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling agents to the extent necessary to prevent net investment income from falling below 0% on a daily basis.

Selling Agent Compensation

The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to selling agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that selling agent, gross sales of the Funds distributed by the Distributor attributable to that selling agent, reimbursement of ticket charges (fees that a selling agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each selling agent, Marketing Support Payments to any one selling agent are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the selling agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the selling agent. The Distributor and the Investment Manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling agents to offset credits that they may provide to customers. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Y shares; provided, however, that such payments are made to Bank of America with respect to Class Y shares of Columbia Bond Fund, Columbia Global Dividend Opportunity Fund, Columbia Income Opportunities Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Growth Fund, Columbia Large Cap Value Fund, Columbia Mid Cap Growth Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Short Term Bond Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Value Fund I.

In addition, the Transfer Agent has certain arrangements in place to compensate selling agents, including other Ameriprise Financial affiliates, that hold Fund shares through omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial shareholders (Shareholder Services). Shareholder Services may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, keeping shareholder records, preparing account statements and providing customer service. Payments for Shareholder Services vary by selling agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund (other than the Columbia Acorn Funds) pays a percentage of the average aggregate value of shares maintained in omnibus accounts: 0.20% for all share classes other than Class I, K, R5 and Y shares; 0.05% for Class K and R5 shares; and 0% for Class I and Y. The amounts in excess of that reimbursed by the Fund are borne by the Distributor, the Investment Manager and/or their affiliates. The Transfer Agent does not pay selling agents for Shareholder Services and the Fund does not pay the Transfer Agent for any Shareholder Services provided by selling agents, with respect to Class Y shares.

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the selling agents, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments and Shareholder Services fees.

Your selling agent may charge you fees and commissions in addition to those described in this prospectus. You should consult with your selling agent and review carefully any disclosure your selling agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

S.14

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day.

FUNDamentals™

NAV Calculation

Each of the Fund’s share classes calculates its NAV as follows:

(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

FUNDamentals™

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. If an equity security is listed on a national exchange, the security is valued at the closing price or, if the closing price is not readily available, the mean of the closing bid and asked prices. Certain equity securities, debt securities and other assets are valued differently. For instance, bank loans trading in the secondary market are valued primarily on the basis of indicative bids, fixed-income investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Investments in other open-end funds are valued at their NAVs. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board. For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

If a market price isn’t readily available or is deemed not to reflect market value, the Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to a policy approved by the Fund’s Board. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) corporate actions, earnings announcements, litigation or other events impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a foreign security’s market price is readily available and reflective of market value and, if not, the fair value of the security.

To the extent the Fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, or tax-exempt, foreign or other securities that may trade infrequently, fair valuation may be used more frequently than for other funds. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

S.15

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling agent before the end of a business day are priced at the NAV per share of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number (SSN) or other taxpayer identification number (TIN)). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$5,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$2,500
Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y	N/A

S.16

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C, Class T and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing address(es)) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class K, Class R, Class R4, Class R5, Class W and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker-dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling agents, including participating life insurance companies and selling agents that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures.

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that

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accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its discretion, reinstate trading privileges that have been revoked under the Fund’s excessive trading policies.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling agents such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit selling agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

•

interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

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Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling agent. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other selling agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling agents. You may exchange or sell shares through your selling agent. If you maintain your account directly with your selling agent, you must contact that agent to process your transaction.

Not all selling agents offer the Funds and certain selling agents that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling agent, find another selling agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Selling agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Fund may engage selling agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Accounts Established Directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at www.columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written

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order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions

Once you have an account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell via the telephone, by electronic funds transfer or by check to the address of record, up to and including an aggregate of $100,000 of shares per day, per Fund account, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund account through your bank account as an ACH transaction via the telephone if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shares, once you have an account, you may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Wire Transactions

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class W (redeem only), Class Y and Class Z shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request unless you are submitting your request in writing with a Medallion Signature Guarantee. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. The maximum amount that can be redeemed over the telephone is $3 million per day, per Fund account.

Electronic Funds Transfer

You may buy (or redeem) Class A, Class B (redemptions only), Class C, Class T, Class Y and Class Z shares of a Fund by electronically transferring money from (or to) your bank account to (or from) your Fund account by calling the Transfer Agent at

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800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an ACH transaction, the Fund may hold the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares (Closed)

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•

Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class — Sales Charges and Commissions — Class A Shares — Front-End Sales Charge for additional information. Your selling agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market Fund. Please consult your selling agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

Class I Shares

Class I shares are available only to the Funds (i.e., fund-of-fund investments).

Class K Shares (Closed)

Class K Shares are closed to new investors and new accounts, subject to certain limited exceptions described below.

Shareholders who opened and funded a Class K account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Class K shares. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by

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the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or had approved the Fund as an investment option as of December 31, 2010 and funded its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

An order to purchase Class K shares received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling agent, as appropriate, without interest.

Class K shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Class K shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent.

Prior to October 25, 2012, Class K shares were named Class R4 shares.

Class R Shares

Class R shares are available only through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, eligible retirement plans and, at the discretion of the Distributor, other types of retirement accounts held through platforms maintained by selling agents approved by the Distributor. Eligible retirement plans include any retirement plan other than individual 403(b) plans. Class R shares are generally not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Class R4 Shares

Effective November 8, 2012, Class R4 shares are available only to omnibus retirement plans, trust companies or similar institutions, 501(c)(3) charitable organizations, 529 plans and health savings accounts. Prior to November 8, 2012, Class R4 shares were closed to new investors and new accounts, subject to certain exceptions.

Prior to October 31, 2012, Class K shares were named Class R4 shares.

Class R5 Shares

Effective November 8, 2012, Class R5 shares are available only to (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 may not establish new Class R5 accounts but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program.

Class T Shares

Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Legacy Columbia Funds (formerly named Liberty funds).

Class W Shares

Class W shares are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account.

Class Y Shares

Effective November 8, 2012, Class Y shares, except as noted below, are available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account; and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund.

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Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under Class Z Shares Minimum Initial Investments. Effective March 29, 2013, selling agents that clear Fund share transactions through designated mutual fund trading platforms that have been given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares and omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions described below.

Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to certain exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened a Class Z account for another omnibus retirement plan on or before March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have received specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares (other than through reinvestment of distributions).

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by Fund, class and type of account.

Minimum Initial Investment
	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all Funds, classes and account types except those listed below	$2,000	$100(b)
Individual Retirement Accounts for all Funds and classes except those listed below	$1,000	$100(c)
Columbia 120/20 Contrarian Equity Fund, Columbia Absolute Return Currency and Income Fund, Columbia Absolute Return Emerging Markets Macro Fund and Columbia Global Extended Alpha Fund	$10,000	$10,000
Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund	$5,000	$5,000
Class I, Class K, Class R, Class R4 and Class R5	None	None
Class W	$500	$500
Class Y	variable(d)	N/A
Class Z	variable(e)	variable(e)

(a)

If your Class A, Class B, Class C, Class T or Class Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. See Buying, Selling and Exchanging Shares — Transaction Rules and Policies above.

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(b)	Money market Funds — $2,000
(c)	Money market Funds — $1,000
(d)

There is no minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account. The minimum initial investment in Class Y shares for omnibus retirement plans with plan assets of less than $10 million as of the date of funding is $500,000.

(e)	The minimum initial investment amount for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. See Class Z Shares Minimum Initial Investments below.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, or for accounts that are a part of an employer-sponsored retirement plan. The Distributor, in its discretion, may also waive minimum initial investment requirements for other account types.

Each Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Z Shares Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•	Any health savings account sponsored by a third party platform.

•

Any investor participating in a wrap program sponsored by a selling agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any individual retirement plan for which a selling agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any employee of Columbia Management Investment Advisers, LLC, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia Fund distributed by the Distributor.

•

Any investor participating in an account offered by a selling agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling agent must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•

Any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former

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investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a selling agent, you must contact that selling agent each time you seek to purchase shares to notify them that you qualify for Class Z shares.

•	Certain other investors as set forth in more detail in the SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your selling agent to set up the plan. Systematic Investment Plans may not be available for all share classes.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details.

Other Purchase Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•

You buy Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•

The Distributor and the Transfer Agent reserve the right to cancel your order if the Fund doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares purchased are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in “good form.” When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your Class A, Class B, Class C, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Check Redemption Service (for Money Market Funds)

Class A and Class Z shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally purchased in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a

S.25

CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account. Note that a Medallion Signature Guarantee is required if this service is established after the account is opened.

In-Kind Redemptions

The Fund reserves the right to honor redemption orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund distributed portfolio securities in-kind, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For U.S. federal income tax purposes redemptions paid in securities are generally treated the same as redemptions paid in cash.

Other Redemption Rules You Should Know

•

Once the Transfer Agent or your selling agent receives your sell order in “good form,” your shares will be sold at the next calculated NAV per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•

If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you sell your shares through a selling agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling agent receives your order in “good form.”

•

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your selling agent for more information.

You can generally make exchanges between like share classes of any Fund and, subject to eligibility requirements, other share classes of any Fund. Some exceptions apply. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

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Other Exchange Rules You Should Know

•	Exchanges are made at the NAV next calculated after your exchange order is received in “good form.”

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•

The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

•

If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•

A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. For example, if your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C shares of the Funds.

•

If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

•	Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

•

You may generally exchange Class T shares of a Fund for Class A shares of another Fund if the other Fund does not offer Class T shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class W shares originally purchased, but no longer held, in a discretionary managed account, may not be exchanged for Class W shares of another Fund.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	Former CFIT Shareholders may not exchange Class Y shares of a Fund into Class Y shares of another Fund.

Same-Fund Exchange Privilege

Certain shareholders of a Fund may be or become eligible to invest in other classes of shares of the same Fund. Upon a determination of such eligibility, such shareholders may be eligible to exchange their shares for shares of the other share class, if offered. Such exchanges include exchanges of shares of one class for shares of another share class with higher expenses. Before making such an exchange, you should consider the expenses of each class. Investors should contact their selling agents to learn more about the details of exchange privilege.

Note the following rules relating to same-Fund exchanges:

•	No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged, any CDSC applicable to Class B shares will be applied.

•	Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. You should consult your tax advisor about your particular exchanges.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentals™

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized capital gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders. These losses may be subject to certain limitations.

Taxes and Your Investment

You should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s

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failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. For tax-exempt Funds: In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional Fund shares.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•

For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at the lower net long-term capital gain rates. described below. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The special tax treatment of qualified dividend income and the reduced tax rates applicable to long-term capital gain (described below) will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be qualified dividend income.

•

For taxable years beginning on or before December 31, 2012, generally the top individual U.S. federal income tax rate on net long-term capital gain (and qualified dividend income) has been reduced to 15% (0% for individuals in the 10% and 15% Federal income tax brackets).

•

Effective for taxable years beginning on or after January 1, 2013, certain high-income individuals (as well as estates and trusts) will be subject to a new 3.8% Medicare contribution tax. For individuals, the 3.8% tax will apply to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. For tax-exempt Funds: Exempt interest dividends are not included in net investment income for this purpose, and are therefore not subject to the Medicare contribution tax.

•

Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to, among other things, accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income, short-term capital losses into long-term capital losses or long-term capital gains into short-term capital gains. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•

Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such capital gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Capital gains or losses with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gains or losses. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term capital gains equal to the premium received.

•

If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in your income for U.S. federal income tax purposes your share of the qualifying foreign income taxes paid by the Fund in respect of its foreign portfolio securities. You may be able to claim an offsetting foreign tax credit or deduction in respect of this amount, subject to certain limitations. There is no assurance that the Fund will make this election for a taxable year, even if it is eligible to do so.

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•

For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of capital gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•

For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying Funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•

A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.

•

Historically, the Fund has only been required to report to you and the IRS gross proceeds on sales, redemptions or exchanges of Fund shares. The Fund is subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require the Fund (or your selling agent, if you hold Fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with the Fund, the Fund will calculate and report cost basis using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. The Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please see www.columbiamanagement.com or contact the Fund at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold Fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The Fund does not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

•

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

FUNDamentals™

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Additional Services and Compensation

In addition to acting as the Fund’s Investment Manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. 225 Franklin Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund. The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as Investment Manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the Investment Manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

Investing in Money Market Funds. The Fund may invest uninvested cash, including cash collateral received in connection with its securities lending program, in shares of registered or unregistered money market funds, including funds advised by the Investment Manager. These funds are not insured or guaranteed by the FDIC or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest. The Investment Manager and its affiliates receive fees from affiliated funds for providing advisory and/or other services in addition to the fees which they are entitled to receive from the Fund for services provided directly.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the

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subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

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Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081

Boston, MA 02266-8081

800.345.6611

Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-21852

S-6245-99 P (10/12)

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2012

Columbia Funds Series Trust II
Columbia 120/20 Contrarian Equity Fund*
Class A: RCEAX	Class B: RZZBX	Class C: RECCX
Class I: CCQIX	Class Z: CCEZX
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: CARBX	Class C: RARCX
Class I: RVAIX	Class W: RACWX	Class Z: CACZX
Columbia Absolute Return Emerging Markets Macro Fund
Class A: CMMAX	Class B**: CMMBX	Class C: CMMCX
Class I: CMMIX	Class R: CMMRX	Class R5: CAARX
Class W: CMMWX	Class Z: CMMZX
Columbia Absolute Return Enhanced Multi-Strategy Fund
Class A: CEMAX	Class B**: CEMBX	Class C: CEMCX
Class I: CASIX	Class R: CAMRX	Class R5: CEEEX
Class W: CAEWX	Class Z: CEMZX
Columbia Absolute Return Multi-Strategy Fund
Class A: CMSAX	Class B**: CMSBX	Class C: CRMCX
Class I: CMSIX	Class R: CAMRX	Class R5: CRMRX
Class W: CAEWX	Class Z: CARZX
Columbia Active Portfolios® – Diversified Equity Income Fund
Class A***: CDEIX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class I: CAPIX
Class R: CAJRX	Class R5: TAPRX	Class Z: CAJZX
Columbia Commodity Strategy Fund
Class A: CCSAX	Class C: CCSCX	Class I: CCIYX
Class R: CCSRX	Class W: CCSWX	Class Z: CCSZX
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class K: IDBYX	Class R: CABRX
Class R4: RSDBX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class K: IDQYX	Class R: RDEIX
Class R4: RDERX	Class R5: RSEDX	Class W: CDEWX
Class Y: CDEYX	Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class K: RSORX	Class R: RSOOX
Class R4: CDORX	Class R5: RSDFX	Class W: CDOWX
Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: CMBBX	Class C: REBCX
Class I: RSMIX	Class K: CMKRX	Class R: CMBRX
Class W: REMWX	Class Z: CMBZX
Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class K: CEORX	Class R: REMRX
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: CEQIX	Class K: AEVYX	Class R: REVRX
Class R4: RSEVX	Class R5: RSEYX	Class W: CEVWX
Class Z: CEVZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: CEEIX	Class K: CEQRX	Class W: CEEWX
Class Z: CEEZX

Columbia Flexible Capital Income Fund
Class A: CFIAX	Class C: CFIGX	Class I: CFIIX
Class R: CFIRX	Class R4: CFCRX	Class R5: CFXRX
Class W: CFIWX	Class Z: CFIZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class K: CFERX	Class R: CFRRX
Class R5: RFRFX	Class W: RFRWX	Class Z: CFRZX
Columbia Frontier Fund****
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: CFFIX	Class K: SFFTX	Class R: SFFRX
Class R5: SFFIX	Class Z: CFOZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class K: RGBRX	Class R: RBGRX
Class W: RGBWX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGLGX	Class B: IDGBX	Class C: RGCEX
Class I: CGEIX	Class K: IDGYX	Class R: CGERX
Class R5: RGERX	Class W: CGEWX	Class Z: CGEZX
Columbia Global Extended Alpha Fund*
Class A: RTAAX	Class B: CEABX	Class C: RTACX
Class I: CEAIX	Class K: REYRX	Class R: REAOX
Class Z: CEAZX
Columbia Government Money Market Fund
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class K: RSHYX	Class R: CHBRX
Class R4: CYLRX	Class R5: RSHRX	Class W: RHYWX
Class Y: CHYYX	Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class K: CIPRX	Class R: CBURX	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class K: COPRX	Class R: CIORX
Class W: CIOWX	Class Y: CIOYX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class K: CISRX	Class R: RIPRX
Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class K: RQEYX	Class R: CLQRX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: CGQBX	Class C: RDLCX
Class I: RDLIX	Class K: RDLFX	Class R: CGQRX
Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: CVQBX	Class C: RDCCX
Class I: CLQIX	Class K: RLCYX	Class R: RLCOX
Class T: CVQTX	Class W: RLCWX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class K: CLDRX	Class W: RLDWX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: CFCIX
Class R: CCFRX	Class Z: CCMZX
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class K: IESYX	Class R: CGORX
Class R4: CCORX	Class Z: CVOZX

Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class K: RMCVX	Class R: RMVTX
Class R4: RMCRX	Class R5: RSCMX	Class W: CVOWX
Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: —
Class W: RCWXX	Class Z: IDYXX
Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class K: CMIVX	Class Z: CMVZX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: CAVIX	Class K: RSGLX	Class R: RSVTX
Class R4: RSVRX	Class R5: RSCVX	Class Z: CMAZX
Columbia Portfolio Builder Aggressive Fund
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class K: CAGRX	Class R: CPARX	Class Z: CPAZX
Columbia Portfolio Builder Conservative Fund
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class K: CPVRX	Class R: CBURX	Class Z: CBVZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class K: CMRRX	Class R: CBARX	Class Z: CBAZX
Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class K: CBTRX	Class R: CPMRX	Class Z: CPMZX

Columbia Portfolio Builder Moderate Fund
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class K: CBRRX	Class R: CBMRX	Class Z: CBMZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class K: RRIYX	Class R: RRIRX
Class R5: RRIZX	Class Z: CRIZX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: CLVIX	Class K: SLVTX	Class R: SLVRX
Class R4: CSERX	Class R5:SLVIX	Class W: CSVWX
Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: CSSIX	Class K: SSLRX	Class R: SSVRX
Class R4: CSPRX	Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: CSFIX	Class K: SCIFX	Class R: SCIRX
Class R4: SCIOX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: CSYIX	Class K: SGTSX	Class R: SGTRX
Class R5: SGTTX	Class Z: CSGZX
Columbia Strategic Allocation Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class K: IDRYX	Class R: CSARX	Class Z: CSAZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class K: RSGYX	Class R4: CUVRX
Class R5: CGVRX	Class W: CGMWX	Class Z: CUGZX

Prior to October 25, 2012, Class K was known as Class R4 and prior to October 31, 2012, Class R4 was known as Class R3.

*	Effective Sept. 28, 2012, the Fund is no longer open to new investors.

**	Class is available for exchange only.

***	Class A Shares of the Active Portfolio Funds are offered only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates.

****	Effective at the close of business on May 31, 2012, the fund is no longer open to new investors.

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia and Columbia Acorn branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Unless the context indicates otherwise, references herein to “each fund,” “the funds, “a fund” or “funds” indicates the disclosure is applicable to each fund in the Fund Family managed by Columbia Management Investment Advisers, LLC (“Columbia Management” or “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and distributed by Columbia Management Investment Distributors, Inc. (the “distributor”). Each fund is governed by a Board of Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, Columbia Management, and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Fundamental and Nonfundamental Investment Policies	p. 5

Investment Strategies and Types of Investments	p. 11
Information Regarding Risks and Investment Strategies	p. 13
Securities Transactions	p. 53
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 64
Valuing Fund Shares	p. 65
Performance Information	p. 66
Portfolio Holdings Disclosure	p. 66
Proxy Voting	p. 69
Investing in a Fund	p. 71
Selling Shares	p. 74
Pay-out Plans	p. 75
Capital Loss Carryover	p. 76
Taxes	p. 79
Service Providers	p. 84
Investment Management Services	p. 84

Administrative Services	p. 118
Transfer Agency Services	p. 121
Plan Administration Services	p. 122
Distribution Services	p. 122
Plan and Agreement of Distribution	p. 124
Payments to Financial Intermediaries	p. 129
Custodian Services	p. 131
Board Services Corporation	p. 131
Organization and Management of Wholly-Owned Subsidiaries	p. 131
Organizational Information	p. 133
Trustees and Officers	p. 136
Control Persons and Principal Holders of Securities	p. 155
Information Regarding Pending and Settled Legal Proceedings	p. 177
Independent Registered Public Accounting Firm	p. 178
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Proxy Voting Guidelines	p. C-1
Appendix D: Class A — Calculation of the Sales Charge	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1
Appendix S: More Information About Choosing A Share Class	p. S-1

Statement of Additional Information – October 1, 2012	Page 1

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 3
2.	Fundamental Policies	p. 5
3.	Investment Strategies and Types of Investments	p. 11
4.	Total Brokerage Commissions	p. 56
5.	Brokerage Directed for Research, and Turnover Rates	p. 58
6.	Securities of Regular Brokers or Dealers	p. 60
7.	Class A — Initial Sales Charge	p. 72
8.	Public Offering Price	p. 73
9.	Capital Loss Carryover	p. 76
10.	Corporate Deduction and Qualified Dividend Income	p. 81
11.	Investment Management Services Agreement Fee Schedule	p. 85
12.	PIA Indexes	p. 91
13.	Performance Incentive Adjustment Calculation	p. 92
14.	Performance Incentive Adjustment Calculation	p. 93
15.	Management Fees and Nonadvisory Expenses	p. 94
16.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 97
17.	Subadvisory Fees	p. 98
18.	Portfolio Managers	p. 99
19.	Administrative Services Agreement Fee Schedule	p. 118
20.	Administrative Fees	p. 119
21.	Sales Charges Paid to Distributor	p. 122
22.	12b-1 Fees	p. 126
23.	Unreimbursed Distribution Expenses	p. 128
24.	Fund History Table	p. 134
25.	Trustees	p. 136
26.	Fund Officers	p. 141
27.	Committee Meetings	p. 145
28.	Trustee Holdings	p. 146
29.	Trustee Compensation — All Funds	p. 151
30.	Trustee Compensation — Individual Funds	p. 152
31.	Control Persons and Principal Holders of Securities	p. 155

Statement of Additional Information – October 1, 2012	Page 2

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia 120/20 Contrarian Equity	April 30	Sept. 1, 2012	Equity
Columbia Absolute Return Currency and Income	October 31	March 1, 2012	Alternative
Columbia Absolute Return Emerging Markets Macro	May 31	Oct. 1, 2012	Alternative
Columbia Absolute Return Enhanced Multi-Strategy	May 31	Oct. 1, 2012	Alternative
Columbia Absolute Return Multi-Strategy	May 31	Oct. 1, 2012	Alternative
Columbia Active Portfolios – Diversified Equity Income	May 31	Oct. 1, 2012	Equity
Columbia AMT-Free Tax-Exempt Bond	November 30	April 1, 2012	Tax-exempt fixed income
Columbia Asia Pacific ex-Japan	October 31	March 1, 2012	Equity
Columbia Commodity Strategy	May 31	Oct. 1, 2012	Equity
Columbia Diversified Bond	August 31	Oct. 28, 2011	Taxable fixed income
Columbia Diversified Equity Income	May 31(a)	Oct. 1, 2012	Equity
Columbia Dividend Opportunity	May 31(b)	Oct. 1, 2012	Equity
Columbia Emerging Markets Bond	October 31	March 1, 2012	Taxable fixed income
Columbia Emerging Markets Opportunity	October 31	March 1, 2012	Equity
Columbia Equity Value	February 29(c)	May 27, 2011	Equity
Columbia European Equity	October 31	March 1, 2012	Equity
Columbia Flexible Capital Income	May 31	Oct. 1, 2012	Flexible
Columbia Floating Rate	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Frontier	October 31	March 1, 2012	Equity
Columbia Global Bond	October 31	March 1, 2012	Taxable fixed income
Columbia Global Equity	October 31	March 1, 2012	Equity
Columbia Global Extended Alpha Fund	October 31	March 1, 2012	Equity
Columbia Government Money Market	November 30(d)	April 1, 2012	Taxable Money Market
Columbia High Yield Bond	May 31	Oct. 1, 2012	Taxable fixed income
Columbia Income Builder Fund	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Income Opportunities	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Inflation Protected Securities	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Large Core Quantitative Equity	July 31	Sept. 29, 2011	Equity
Columbia Large Growth Quantitative	September 30	Nov. 29, 2011	Equity
Columbia Large Value Quantitative	September 30	Nov. 29, 2011	Equity
Columbia Limited Duration Credit	July 31	Sept. 29, 2011	Taxable fixed income
Columbia Marsico Flexible Capital	August 31	Oct. 28, 2011	Flexible
Columbia Mid Cap Growth Opportunity	November 30	April 1, 2012	Equity
Columbia Mid Cap Value Opportunity	May 31(a)	Oct. 1, 2012	Equity
Columbia Minnesota Tax-Exempt	August 31	Oct. 28, 2011	State tax-exempt fixed income
Columbia Money Market	July 31	Sept. 29, 2011	Taxable money market
Columbia Multi-Advisor International Value	October 31	March 1, 2012	Equity
Columbia Multi-Advisor Small Cap Value	May 31	Oct. 1, 2012	Equity
Columbia Portfolio Builder Aggressive	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Portfolio Builder Conservative	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Portfolio Builder Moderate	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Aggressive	January 31	June 1, 2012	Fund-of-funds – equity
Columbia Portfolio Builder Moderate Conservative	January 31	June 1, 2012	Fund-of-funds – fixed income
Columbia Recovery and Infrastructure	April 30	Sept. 1, 2012	Equity
Columbia Select Large-Cap Value	May 31(e)	Oct. 1, 2012	Equity
Columbia Select Smaller-Cap Value	May 31(e)	Oct. 1, 2012	Equity
Columbia Seligman Communications and Information	May 31(e)	Oct. 1, 2012	Equity

Statement of Additional Information – October 1, 2012	Page 3

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Seligman Global Technology	October 31	March 1, 2012	Equity
Columbia Strategic Allocation	September 30	Jan. 27, 2012	Flexible
Columbia U.S. Government Mortgage	May 31	Oct. 1, 2012	Taxable fixed income

(a)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31.
(b)	The fund changed its fiscal year end in 2012 from June 30 to May 31.

(c)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29.

(d)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30.

(e)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31.

Statement of Additional Information – October 1, 2012	Page 4

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia 120/20 Contrarian Equity	A1	B4	C1	D1	E6	—	G1	H1	I1	J1	—
Columbia Absolute Return Currency and Income	A1	B1	C2	C2	E5	—	G1	H1	I1	J1	—
Columbia Absolute Return Emerging Markets Macro	A1	B4	—	—	E12	—	G1	H1	I1	J1	—
Columbia Absolute Return Enhanced Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Absolute Return Multi-Strategy	A1	B4	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Active Portfolios – Diversified Equity Income	A1	B1	C2	C2	E6	—	G1	H1	I1	J1	—
Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	E7	F2	G1	H1	I1	J1	—
Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Commodity Strategy	A1	B4	C2	C2	E13	—	G1	H1	I1	J1	—
Columbia Diversified Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Dividend Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Emerging Markets Bond	A1	B3	—	—	E3	—	G1	H1	I1	J1	—
Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Equity Value	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia European Equity	A1	B1	—	—	E1	—	G1	H1	I1	J1	—
Columbia Flexible Capital Income	A1	B4	C2	C2	E13	—	G1	H1	I1	J1	—
Columbia Floating Rate	A1	B3	C1	D1	E4	—	G1	H1	I1	J1	—
Columbia Frontier	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Global Bond	A1	B1	C1	—	E1	—	G1	H1	I1	J1	—
Columbia Global Equity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Global Extended Alpha	A1	B2	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Government Money Market	A4	—	C4	C4	E9	—	G3	H3	J3	J3	G3
Columbia High Yield Bond	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Income Opportunities	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Marsico Flexible Capital	A5	B3	—	—	E11	—	G1	H1	I1	J1	—

Statement of Additional Information – October 1, 2012	Page 5

Fund	A Buy or sell real estate	B Buy or sell commodities	C Buy more than 10% of an issuer	D Invest more than 5% in an issuer	E Concentrate in any one industry	F Invest less than 80%	G Act as an underwriter	H Lending	I Borrow money	J Issue senior securities	K Buy on margin/ sell short
Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Minnesota Tax-Exempt	A1	B1	—	—	E7	F1	G1	H1	I1	J1	—
Columbia Money Market	A2	A2	C1	D1	E7	—	G1	H1	I1	J1	K1
Columbia Multi-Advisor International Value	A1	B2	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia Multi-Advisor Small Cap Value	A1	B2	—	—	E1	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Aggressive*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Portfolio Builder Moderate Conservative*	A1	B1	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Recovery and Infrastructure	A1	B3	C2	C2	E1	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2010*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2015*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2020*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2025*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2030*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2035*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2040*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Retirement Plus 2045*	A1	B3	C2	C2	E2	—	G1	H1	I1	J1	—
Columbia Select Large-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Select Smaller-Cap Value	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Seligman Communications and Information	A3	B5	C3	C3	E10	—	G2	H2	J2	J2	K2
Columbia Seligman Global Technology	A3	B5	C3	C3	E8	—	G2	H2	J2	J2	K2
Columbia Strategic Allocation	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—
Columbia U.S. Government Mortgage	A1	B1	C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.

A.	Buy or sell real estate
	A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

	A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

	A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

	A4 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

	A5 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

Statement of Additional Information – October 1, 2012	Page 6

B.	Buy or sell physical commodities*
	B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency (and, in the case of Columbia Marsico Flexible Capital, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

	B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts. This restriction also does not prevent Columbia Commodity Strategy Fund from investing up to 25% of its total assets in one or more wholly-owned subsidiaries (as described further herein and referred to herein collectively as the “Subsidiary”), thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.

	B5 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

*   For purposes of the fundamental investment policy on buying and selling physical commodities, the Funds will not consider swap contracts on financial instruments or rates to be commodities for purposes of this restriction despite any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC.

C.	Buy more than 10% of an issuer
	C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

	C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

	C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D.	Invest more than 5% in an issuer
	D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

	D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

Statement of Additional Information – October 1, 2012	Page 7

E.	Concentrate*
	E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E2 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

	E3 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

	E4 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

	E5 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

	E6 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	E7 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

	E8 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

	E9 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

	E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

	E11 –	The fund will not concentrate in any one industry (other than U.S. government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

	E12 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. However, consistent with the fund’s investment objective and strategies, the fund may invest 25% or more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.

Statement of Additional Information – October 1, 2012	Page 8

	E13 –	The fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. The foregoing restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them. In addition, the foregoing restriction shall not apply to or limit, Columbia Commodity Strategy Fund’s counterparties in commodities-related transactions.

*   For purposes of applying the limitation set forth in the concentration policies, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F.	Invest less than 80%
	F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

	F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. The fund does not intend to purchase bonds or other debt securities, the interest from which, is subject to the alternative minimum tax.

G.	Act as an underwriter
	G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

	G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

	G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H.	Lending
	H1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 331/3% of the fund’s total assets, except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

	H2 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	H3 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I.	Borrowing
	I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

J.	Issue senior securities
	J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

	J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

	J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K.	Buy on margin/sell short
	K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

	K2 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

Statement of Additional Information – October 1, 2012	Page 9

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

•

Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•

Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•

Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for Trustees.

For Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•

Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Columbia Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies may be changed by the Board at any time and are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For all funds:

•

The fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the fund are held by such other fund, the fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

For Columbia 120/20 Contrarian Equity, Columbia Active Portfolios – Diversified Equity Income, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Flexible Capital Income, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier and Columbia Limited Duration Credit:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For Columbia U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

Statement of Additional Information – October 1, 2012	Page 10

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Agency and government securities	—	—	—	—	—	—	—
Borrowing	—	—	—	—	—	—	—
Cash/money market instruments	—	—	—	—	—	—	—
Collateralized bond obligations	—	— A	—	—	—	—	—
Commercial paper	—	—	—	—	—	—	—
Common stock	—	—	—	— B	—	—	—
Convertible securities	—	— C	—	— D	—	—	—
Corporate bonds	—	—	—	—	E	—	—
Debt obligations	—	—	—	—	—	—	—
Depositary receipts	—	—	—	—	—	—	—
Derivative instruments (including options and futures)	—	—	—	—	—	—	—
Exchange-traded funds	—	—	—	—	—	—	—
Floating rate loans	—	F	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—
Foreign securities	—	—	—	—	—	—	—
Funding agreements	—	—	—	—	—	—	—
High yield debt securities (junk bonds)	—	—	—	—	—	—	—
Illiquid and restricted securities	—	—	—	—	—	—	—
Indexed securities	—	—	—	—	—	—	—
Inflation protected securities	—	—	—	—	—	—	—
Initial Public Offerings (IPOs)	—	—	—	—	—	—	—
Inverse floaters	—	G	—	—	—	—	—
Investment companies	—	—	—	—	—	—	—
Lending of portfolio securities	—	— H	—	—	—	—	—
Loan participations	—	—	—	—	—	—	—
Mortgage- and asset-backed securities	—	—	—	—	—	—	—
Mortgage dollar rolls	—	I	—	—	—	—	—
Municipal obligations	—	—	—	—	—	—	—
Pay-in-kind securities	—	—	—	—	—	—	—
Preferred stock	—	—	—	— J	—	— J	—

Statement of Additional Information – October 1, 2012	Page 11

Investment strategy	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market	Tax-Exempt Fixed Income	State Tax-Exempt Fixed Income
Real estate investment trusts	—	—	—	—	—	—	—
Repurchase agreements	—	—	—	—	—	—	—
Reverse repurchase agreements	—	—	—	—	—	—	—
Short sales	K	K	—	K	—	K	K
Sovereign debt	—	—	—	—	—	—	—
Structured investments	—	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	—	—
Variable- or floating-rate securities	—	—	—	—	—	—	—
Warrants	—	—	—	—	—	—	—
When-issued securities and forward commitments	—	—	—	—	—	—	—
Zero-coupon and step-coupon securities	—	—	—	—	—	—	—

A.	The following funds are not authorized to invest in collateralized bond obligations: Columbia Multi-Advisor International Value, and Columbia Multi-Advisor Small Cap Value.

B.	The following fund is not authorized to invest in common stock: Columbia U.S. Government Mortgage.

C.	The following fund is not authorized to invest in convertible securities: Columbia Commodity Strategy.

D.	The following funds are not authorized to invest in convertible securities: Columbia U.S. Government Mortgage.

E.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

F.	The following flexible fund is authorized to invest in floating rate loans: Columbia Strategic Allocation.

G.	The following flexible fund is authorized to invest in inverse floaters: Columbia Strategic Allocation.

H.	The following fund is not authorized to lend portfolio securities: Columbia Flexible Capital Income.

I.	The following flexible and equity funds are authorized to invest in mortgage dollar rolls: Columbia Strategic Allocation and Columbia Commodity Strategy.

J.	The following funds are not authorized to invest in preferred stock: Columbia AMT-Free Tax-Exempt Bond and Columbia U.S. Government Mortgage.

K.	The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

Statement of Additional Information – October 1, 2012	Page 12

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or principal investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds, and the fund’s allocations thereto, may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

For funds that use an asset allocation strategy in pursuit of its investment objective, there is a risk that the fund’s allocation among asset classes or investments will cause the fund’s shares to lose value or cause the fund to underperform other funds with similar investment objectives, or that the investments themselves will not produce the returns expected.

Asset-Backed Securities Risk. The value of the fund’s investments in asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed money exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Changing Distribution Levels Risk. The amount of the distributions paid by the fund generally depends on the amount of interest and/or dividends received by the fund on the securities it holds. The fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the fund receives from its investments decline.

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Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Commodities investments may also subject the fund to liquidity risk and counterparty risk. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle held by the fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceedings. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Convertible Securities Risk. The fund may invest in convertible securities, which are subject to the usual risks associated with debt securities, such as Interest Rate Risk and Credit Risk (described herein). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to Market Risk (described herein). Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuer, holders of convertible securities would typically be paid before the issuer’s common stockholders but after holders of any senior debt obligations of the issuer. The fund may be forced to convert a convertible security at an inopportune time, which may decrease the fund’s return.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative

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with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Derivatives Risk. A fund may invest in derivatives, including as part of its Principal Investment Strategies (see that section of the prospectus to determine which, if any, derivatives the Fund may utilize as “principal”) and/or its non-principal investment strategies. The Fund may enter into derivative transactions for, among other reasons, investment purposes, for risk management (hedging) purposes, or to increase investment flexibility. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts. In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Derivatives Risk/Commodity-Linked Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

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The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other factors, may be leveraged and subject the Fund to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses). If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.

Derivatives Risk/Forward Contracts. A forward is a contract between two parties to buy or sell an asset at a specified future time at a price agreed today. Forwards are traded in the over-the-counter markets. The Fund may purchase forward contracts, including those on mortgage-backed securities in the “to be announced” (TBA) market. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. Investments in forward contracts subject the Fund to counterparty risk.

Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of forward foreign currency contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These instruments may fall in value due to foreign market downswings or foreign currency value fluctuations. The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. When entering into forward foreign currency contracts, unanticipated changes in the currency markets could result in reduced performance for the Fund. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (i.e., the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument).

Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument),

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hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that may be incurred in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (NAV). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Investment in these instruments involve risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund) and pricing risk (i.e., the instrument may be difficult to value).

Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leverage, and are, among other factors, subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value), liquidity risk (i.e., it may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses) and interest rate risk (i.e., risk of losses attributable to changes in interest rates).

Derivatives Risk/Inverse Floaters Risk. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features that may present greater liquidity risk. Other risks associated with transactions in inverse floaters include interest rate risk (i.e., risk of losses attributable to changes in interest rates), counterparty risk (i.e., the risk that the issuer of a security may or will default or otherwise become unable, or perceived to be unable or unwilling, to honor a financial obligation, such as making payments when due) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies, interest rates and swap agreements (commonly referred to as swaptions). If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter markets. These transactions involve other risks, including counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund).

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Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk. The use of portfolio swaps or total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Portfolio swaps and equity swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., swaps may be difficult to value) and liquidity risk (i.e., may not be possible to liquidate a swap position at an advantageous time or price, which may result in significant losses).

Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to counterparty risk (i.e., the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (i.e., a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, which may lead to losses within the Fund), pricing risk (i.e., may be difficult to value) and liquidity risk (i.e., it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (i.e., it may not be possible for the Fund to liquidate the instrument at an advantageous time or price, which may result in significant losses to the Fund).

Dividend and Income Risk. The income shareholders receive from the fund is based primarily on dividends and interest it earns from its investments as well as gains the fund receives from selling portfolio securities, each of which can vary widely over the short and long-term. The dividend income from an fund’s investments in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the equity securities held by an fund’s may reduce the dividends paid on such securities.

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Dollar Rolls Risk. Dollar rolls are transactions in which the fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the fund’s portfolio turnover rate. If the fund reinvests the proceeds of the security sold, the fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Equity-Linked Notes Risk. Investments in ELNs have the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer of the ELNs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”), and concentration risk. In general, an investor in an ELN, such as a Fund, has the same market risk as an investor in the Underlying Equity. The liquidity of an ELN that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity.

The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell any ELN at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

In addition, because ELNs are often unsecured notes of the issuer, the Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund bears the risk that the issuer may default on its obligations under the ELN. In the event of insolvency of the issuer, the Fund will be unable to obtain the intended benefits of the ELN. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Fund’s ELNs and computing the Fund’s net asset value.

Price movements of an ELN will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the Fund’s portfolio managers are incorrect in their expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELN.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs in which the fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which subjects the fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

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There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The fund’s exposure to foreign currencies subjects the fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the fund’s exposure to foreign currencies may reduce the returns of the fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. The fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Foreign Securities Risk. Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Foreign securities are primarily denominated in foreign currencies. Fluctuations in currency exchange rates may impact the value of foreign securities, without a change in the intrinsic value of those securities. Foreign securities may also be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income and capital gain on foreign securities, which could reduce the Fund’s yield on such securities. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; and local agents are held only to the standard of care of the local markets, which may be less reliable than the U.S. markets. It may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks.

Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This

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vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Growth Securities Risk. Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Highly Leveraged Transactions Risk. The loans or other securities in which the fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s portfolio managers upon their credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and repay principal when due than to changes in interests rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Industry Concentration Risk. Investments that are concentrated in a particular industry will make the Fund’s portfolio value more susceptible to the events or conditions impacting that particular industry. Because the Fund may invest more than 25% of its total assets in money market instruments issued by banks, the value of these investments may be adversely affected by economic, political or regulatory developments in or that impact the banking industry.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects

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of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn, would increase prepayment risk.

Risks of Investing in Other Funds. The performance of affiliated or unaffiliated funds in which the fund invests could be adversely affected if other entities that invest in the same funds make relatively large investments or redemptions in such funds. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the fund could result in decreased economies of scale and increased operating expenses for such fund. The fund and its shareholders indirectly bear a portion of the expenses of such funds in which the fund invests. These transactions might also result in higher brokerage, tax or other costs for the fund. This risk may be particularly important when one investor owns a substantial portion of another fund.

Additionally, the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interest when selecting underlying funds.

Investing in Wholly-Owned Subsidiary Risk. By investing in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (Subsidiary), the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is subject to the same Principal Risk that the Fund is subject to (which are described in this prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by Columbia Management, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, Columbia Management will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

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Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Low and Below Investment Grade (High-Yield) Securities Risk. Securities with the lowest investment grade rating, securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments have greater price fluctuations and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. These securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the fund to lose money by investing in money market funds. In addition to the fees and expenses that the fund directly bears, the fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses are expected to equal or exceed 0.01% of the fund’s average daily net assets, they will be reflected in the fund’s prospectus in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the fund.” By investing in a money market fund, the fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the fund invests in instruments such as derivatives, the fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the fund’s investments in derivatives.

Money Market Fund Risk. An investment in the fund is not a bank deposit, and is not insured or guaranteed by the Investment Manager, the Investment Manager’s parent, the FDIC or any other government agency, and it is possible to lose money by investing in the fund. The fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of fund shares were to fall below $1.00 per share, there is no guarantee that the Investment Manager or its affiliates would protect the fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the fund, making capital infusions into or entering into a capital support agreement with the fund or taking other supportive actions.

At times of (i) significant redemption activity by shareholders (ii) insufficient levels of cash in the fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the fund buys and sells portfolio securities, the fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the fund and cause the net asset value of fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of fund shares to fall below $1.00 per share.

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It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing fund operating expenses and may prevent payment of any dividends or distributions to fund shareholders or cause the net asset value of fund shares to fall below $1.00 per share. In such cases, the fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the fund to maintain a constant net asset value of $1.00 per share.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Multi-Adviser Risk. For a fund that has multiple subadvisers, each subadviser makes investment decisions independently from the other subadviser(s). It is possible that the security selection process of one subadviser will not complement or may even contradict that of the other subadviser(s), including makings off-setting trades that have no net effect to the fund, but which may increase fund expenses. As a result, the fund’s exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the fund were managed by a single subadviser, which could affect the fund’s performance.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The portfolio managers may actively and frequently trade securities in the fund’s portfolio to carry out its investment strategies. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Prepayment and Extension Risk. The risk that a loan, bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage- backed securities. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

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Quantitative Model Risk. Securities or other instruments selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund, among other risks, risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Fund may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.

Redemption Risk. The fund may need to sell portfolio securities to meet redemption requests. The fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of fund shares, (ii) a disruption in the normal operation of the markets in which the fund buys and sells portfolio securities or (iii) the inability of the fund to sell portfolio securities because such securities are illiquid. In such events, the fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the fund. In addition, the Securities and Exchange Commission (SEC) has adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields for money market funds, including the fund. The SEC or the Congress may adopt additional reforms to money market regulation, which may impact the operation or performance of the fund.

Regulatory Risk — Commodity Futures Trading Commission. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), pursuant to which registered investment companies are exempt from the definition of the term “commodity pool operator,” and thus, not subject to regulation by the CFTC. However, the CFTC recently proposed significant changes in the way in which registered investment companies that invest in commodities markets are regulated. To the extent these proposals are adopted, the fund may be compelled to consider significant changes, which could include substantially altering its investment strategies (e.g., reducing substantially the fund’s exposure to the commodities markets) or, if deemed necessary, liquidating the fund.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Retirement Goal Risk. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

Rule 144A Securities Risk. Certain of the funds may invest significantly in privately placed securities that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (“Rule 144A securities”), which are determined to be liquid in accordance with procedures adopted by the Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities could affect adversely the marketability of such securities and the fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, a fund’s holdings of Rule 144A securities may increase the level of fund illiquidity if eligible buyers become uninterested in buying them. A fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, industry or sector will be more susceptible to the financial market or economical conditions or events affecting the particular issuer, geographic region, industry or sector. The more a fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

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Short Positions Risk. The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument) because the maximum sustainable loss on an instrument purchased (held long) is limited to the amount paid for the instrument plus the transaction costs, whereas there is no maximum price of the shorted instrument when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument, this involves the risk of a potentially unlimited increase in the value of the underlying instrument.

Small and Medium Capitalization Company Risk. Investments in small and medium capitalization companies often involve greater risks than investments in larger, more established companies because small and medium capitalization companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger capitalization companies. Additionally, in many instances the securities of small and medium capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger capitalization companies.

Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest, including in a timely manner, may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The largest risks associated with sovereign debt include Credit Risk and Risk of Foreign/Emerging Markets Investing.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of underlying funds with small amounts of assets.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Trustees may authorize a significant change in investment strategy or fund liquidation.

For funds that invest in a Subsidiary, certain commodity-linked investments generate or may generate income that is not “qualifying income” for purposes of meeting this 90% test. The Internal Revenue Service (the IRS) has issued a number of private letter rulings (PLRs) to mutual funds unaffiliated with the Fund that indicate that certain income from a fund’s investment in a controlled foreign corporation, like the Subsidiary, will constitute “qualifying income” for purposes of Subchapter M of the Code. The IRS has suspended issuance of further PLRs addressing these matters pending a review of its position. Although PLRs may not be used or cited as precedent, the Fund has structured its investment in commodity-linked investments (which are made through the Subsidiary) based on the reasoning of the PLRs issued to other funds and generally intends to gain exposure to the commodities markets through investments that give rise to “qualifying income”, by investing indirectly through its investments in the Subsidiary, which, in turn, invests directly in commodities or commodity-linked instruments. If the IRS were to change its position taken in existing PLRs (which change in position may be applied retroactively to the Fund), the income from the Fund’s investment in the Subsidiary might not be “qualifying income” and the Fund might not qualify as a regulated investment company for one or more years. The Fund must also meet certain asset diversification requirements in order to qualify as a regulated investment company, including investing no more than 25% of its total assets in the Subsidiary as of the end of each quarter of its taxable year. If the Fund does not appropriately limit its commodity-linked investments, including through its investments in the Subsidiary, or if such investments are recharacterized

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for U.S. federal income tax purposes, the Fund may be unable to qualify as a regulated investment company for one or more years. If the Fund were to fail to so qualify, the value of an investment in the Fund and the favorable tax treatment of contracts funded by the Fund would be adversely affected. In this event, the Fund’s Board may authorize a significant change in the Fund’s investment strategy and/or the Fund’s liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) are subject to certain risks, including whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread, as well as uncertainty as to how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change.

Value Securities Risk. Value-oriented securities involve the risk that they may never reach what the portfolio managers believe is their full market value either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Borrowing

If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Cash/Money Market Instruments

Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Fund Family and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

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Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the

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top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks associated with the investments in underlying foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, an index or some other underlying instrument. A small change in the value of the underlying security, currency, index or instrument can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the

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option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Commodity-Linked Futures Contracts

Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument, asset or currency at a future time at a specified price. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin, as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio investments. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a

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futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio investments. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument.

A fund can hold a portion of its investments in commodity-linked futures contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

Commodity-linked futures contracts are generally based upon commodities within five main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver. A fund may purchase commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

The purchase or sale of a futures contract by a fund differs from the purchase or sale of a security or option in that no price or premium is paid or received. Rather, upon entering into a futures transaction for contracts that cash settle, the fund will be required, as security for its obligations under the contract, to deposit with the futures commission merchant (the “futures broker”) an initial margin payment, consisting of cash, U.S. Government securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the futures contract is traded and may, from time to time, be modified. In addition, the futures broker may establish margin deposit requirements in excess of those required by the exchange. Initial margin payments will be deposited with the fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid assets, called “variation margin” or “maintenance margin,” which reflects the price fluctuations of the futures contract. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a fund will have the ability to employ leverage to a greater extent than if a fund were required to segregate assets equal to the full notional amount of the futures contract. Notwithstanding the foregoing, with respect to futures contracts that do not cash settle, a fund may be required to set aside liquid assets equal to the full notional value of the futures contract while the position is open.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. In particular, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity. In order to avoid the delivery process and maintain a long futures position, futures contracts are typically replaced as they approach expiration by contracts that have a later expiration. This process is known as “rolling” a futures position. As a result, the fund does not expect to engage in physical settlement of commodities futures.

The loss that may be incurred by a fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures may increase the volatility of the fund’s net asset value (NAV). Additionally, as a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the fund.

The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

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The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for a fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, a fund might open the new futures position at a higher price or choose other related commodity-linked investments.

The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a fund’s commodity-linked investments to greater volatility than investments in traditional securities. See “Commodity Risk,” under “RISKS,” above.

Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund’s ability to effectively hedge its positions. Furthermore, as noted above, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. A fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Futures contracts and options thereon which are purchased or sold on on-US commodities exchanges may have greater price volatility than their US counterparts. In addition, brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Neither the CFTC, National Futures Association, SEC or any domestic exchange regulates activities of any foreign exchange or boards of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or option transaction occurs. For these reasons, a fund’s investment in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act (the “CEA”), the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.

In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits made in furtherance of transactions through the broker.

Commodity-Linked Structured Notes

Commodity-linked structured notes have characteristics of both a debt security and a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Typically, commodity-linked structured notes are issued by a bank or other financial institution or a commodity producer at a specified face value (for example $100 or $1,000). They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months. At maturity, the fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity-related variable and may be based on a multiple of the price movement of that variable. The underlying commodity-related variable may be: a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or option contract, a commodity index (such as the S&P GSCI), or some other readily measurable variable that reflects changes in the value of particular commodities or the commodities markets.

A fund may negotiate with the issuer to modify specific terms and features to tailor the note to the fund’s investment needs. For example, the fund can negotiate to extend or shorten the maturity of a commodity-linked note, or to receive interest payments at a variable interest rate instead of at a fixed interest rate. In that regard, commodity-linked structure notes may be principally protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked structured note is linked declines over the life of the note, a fund will receive at maturity the face or stated value of the note.

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With a principal protected commodity-linked note, a fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The portfolio manager(s)’s decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, a fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

A fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or options contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked structured notes that a fund may invest in may have no principal protection and thus, the note could lose all of its value. In deciding to purchase a note without principal protection, the portfolio manager(s) may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the portfolio manager(s) believes are relevant.

A significant risk of commodity-linked structured notes is counterparty risk. A fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. See “Derivatives Risk — Commodity-Linked Structured Notes” above.

Certain structured notes and swap agreements are exempt from most provisions of the CEA and therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. These are referred to as “qualifying hybrid instruments” and must meet certain specific legal requirements. To qualify for this exemption, a structured note or swap agreements must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible structured note or swap transaction must meet three conditions. First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms. Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

A fund may invest in commodity-linked notes that are excluded from regulation under the CEA and the rules thereunder to the extent necessary for the fund not to be considered a “commodity pool.” Although a fund may invest up to 100% of its total assets in commodity-linked structured notes that are considered to be “qualifying hybrid instruments,” from time to time it may invest a portion of its assets in commodity-linked notes and other commodity-linked derivatives that do not qualify for exemption from regulation under the CEA.

Commodity-Linked Swaps

Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount” which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.

Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The

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payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.

A fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commodity-linked swaps include: Counterparty Risk, Credit Risk and Liquidity Risk.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment,

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the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Equity Securities and Fixed/Variable Income Securities

Equity securities in which the fund may invest include, without limitation, common stocks, including those that pay dividends or other distributions, securities that are convertible into common stocks or other equity securities, depositary receipts or shares, warrants, rights, real estate investment trusts, partnership securities, and other securities with equity characteristics as further described in the Prospectus. The fixed or variable income securities in which the fund may invest include, without limitation, corporate bonds (including high-yield bonds), preferred stocks, trust-preferred securities, Treasury securities, U.S. government agency securities, asset-backed securities, and other income-producing investments as further described in the fund’s prospectus.

Equity-Linked Notes

An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may declared on the common stock.

Eurodollar and Yankee Dollar Instruments

The fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The fund might use Eurodollar futures contracts and options thereon to hedge against changes in the London Interbank Offered Rate (“LIBOR”), to which many interest rate swaps and fixed income instruments may be linked.

Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. Certain ETFs, such as passively managed, ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that the ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

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Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the securities in which the ETFs invest, including Market Risk. ETFs using a “passive” investment strategy generally will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index (as the case may be) or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans

Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

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Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions

Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign

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currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of

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purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

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Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. market and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements

A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)

High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality

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and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

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If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)

Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters

Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

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Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses. The fund is also subject to the risks associated with investing in such investment companies.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Investment in Wholly-Owned Subsidiaries

In accordance with its prospectus, Columbia Commodity Strategy Fund (for purposes of this section, the “Fund”) may invest all or a portion of its assets in one or more of its wholly-owned subsidiaries (referred to herein collectively as the “Subsidiary”). The Subsidiary is a limited liability company organized under the laws of the Cayman Islands. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies.” The Fund must maintain less than 25% of its total assets in the Subsidiary at the end of every quarter. The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also invests in investment-grade fixed income securities that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.

The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act and is not subject to its investor protections, except as noted in the Fund’s prospectus or this SAI. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act. However, the Subsidiary is wholly-owned and controlled by the Fund and the Fund’s Board of Trustees maintains oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to an Addendum to the Fund’s investment management services agreement with Columbia Management. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Fund or its shareholders. Under the Addendum to the investment management services agreement, Columbia Management provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The Fund has contracted with its service providers to also provide custody and administration services to the Subsidiary.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. Columbia Management will also treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders.

Changes in U.S. laws (where the investing fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary provide exposure similar to that held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See “Investing in Wholly-Owned Subsidiary Risk,” under “RISKS” above.

Lending of Portfolio Securities

To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest

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earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

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Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Partnership Securities

The fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than do investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

The fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the

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collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements

Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales

In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain to the fund, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

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Sovereign Debt

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments

A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result, a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements

Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in

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the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

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Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk. (For more information concerning commodity-linked swaps, please see “Derivatives-Commodity-Linked Swaps” above).

Trust-Preferred Securities

The fund may also invest in trust-preferred securities. These securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the funds as debt investments.

Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet.

The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution, The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.

The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.

The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.

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The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the fund.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP program is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government can or would provide financial support to any of these entities, including whether or not the U.S. Government is obligated to do so by law.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Variable- or Floating-Rate Securities

Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager and subadvisers have been directed to use best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Statement of Additional Information – October 1, 2012	Page 53

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Statement of Additional Information – October 1, 2012	Page 54

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations

From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Statement of Additional Information – October 1, 2012	Page 55

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2012		2011		2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0		$0		$0
Columbia Portfolio Builder Aggressive	62		0		0
Columbia Portfolio Builder Conservative	35		0		0
Columbia Portfolio Builder Moderate	152		0		0
Columbia Portfolio Builder Moderate Aggressive	124		0		0
Columbia Portfolio Builder Moderate Conservative	55		0		0
For funds with fiscal period ending February 29
Columbia Equity Value(a)	197,812		317,997		357,285
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	7,094		20,388		26,985
Columbia Recovery and Infrastructure	532,746		329,036		527,728
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0		0	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	284,730		9,476	(c)	N/A
Columbia Absolute Return Multi-Strategy	310,593		10,136	(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	13,137	(d)	N/A		N/A
Columbia Commodity Strategy	0	(e)	N/A		N/A
Columbia Diversified Equity Income(f)	2,126,944		2,004,161		2,243,590
Columbia Dividend Opportunity(g)	2,275,856		2,031,035		402,958
Columbia Flexible Capital Income	30,081	(e)	N/A		N/A
Columbia High Yield Bond	1,511		0		0
Columbia Mid Cap Value Opportunity(h)	1,393,564		1,541,840		2,620,808
Columbia Multi-Advisor Small Cap Value	581,919		553,603		749,980
Columbia Select Large-Cap Value(i)	249,073		256,531		180,393
Columbia Select Smaller-Cap Value(j)	148,704		284,794		163,708
Columbia Seligman Communications and Information(k)	5,967,910		5,767,423		9,167,229
Columbia U.S. Government Mortgage	70,649		17,660		9,489
	2011		2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	0		0		12,760
Columbia Income Opportunities	0		0		0
Columbia Inflation Protected Securities	40,902		43,426		17,762
Columbia Large Core Quantitative	756,280		2,806,058		2,084,675
Columbia Limited Duration Credit	28,296		8,523		4,188
Columbia Money Market	0		0		0
For funds with fiscal period ending August 31
Columbia Diversified Bond	206,112		121,666		95,997
Columbia Marsico Flexible Capital	274,651	(l)	N/A		N/A
Columbia Minnesota Tax-Exempt	824		1,077		0
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	192,755		459,328		649,261
Columbia Large Value Quantitative	123,762		301,600		378,324
Columbia Strategic Allocation	426,809		1,004,079		1,248,108

Statement of Additional Information – October 1, 2012	Page 56

Total Brokerage Commissions
Fund	2011	2010	2009
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$0	$0	$0
Columbia Asia Pacific ex-Japan	964,616	677,863	41,731	(m)
Columbia Emerging Markets Bond	0	0	0
Columbia Emerging Markets Opportunity	2,189,748	2,031,496	2,108,103
Columbia European Equity	601,158	189,148	189,286
Columbia Frontier	409,138	469,635	157,476
Columbia Global Bond	18,259	3,201	7,292
Columbia Global Equity	673,331	556,835	581,962
Columbia Global Extended Alpha	14,136	20,490	11,397
Columbia Multi-Advisor International Value	630,524	722,370	959,077
Columbia Seligman Global Technology	1,304,433	1,556,216	1,319,806
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	132	3,261	315
Columbia Government Money Market(n)	0	0	0
Columbia Mid Cap Growth Opportunity	3,145,406	2,758,365	2,752,727

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2010, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $4,728,940.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. The brokerage commissions paid for the fiscal year from July 1, 2008 to June 30, 2009 were $673,569.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. The brokerage commissions paid for the fiscal year from Oct. 1, 2008 to Sept. 30, 2009 were $2,601,029.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $206,322.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $123,904.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. The brokerage commissions paid for the fiscal year from Jan. 1, 2009 to Dec. 31, 2009 were $12,482,079.

(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(m)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Statement of Additional Information – October 1, 2012	Page 57

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*				Turnover rates
	Amount of transactions		Amount of commissions imputed or paid
Fund					2012		2011
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$0	(a)	$0	(a)	31%		28%
Columbia Portfolio Builder Aggressive	0	(a)	0	(a)	83		10
Columbia Portfolio Builder Conservative	0	(a)	0	(a)	88		16
Columbia Portfolio Builder Moderate	0	(a)	0	(a)	58		9
Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	85		11
Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	88		15
For funds with fiscal period ending February 29
Columbia Equity Value(b)	126,148,364		93,362		21		37
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	2,021,685		1,084		1		28
Columbia Recovery and Infrastructure	326,659,922		271,698		30		17
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0		0		285		5	(c)
Columbia Absolute Return Enhanced Multi-Strategy	0		0		154		11	(d)
Columbia Absolute Return Multi-Strategy	0		0		132		16	(d)
Columbia Active Portfolios – Diversified Equity Income	0	(e)	0	(e)	3	(e)	N/A
Columbia Commodity Strategy	0	(f)	0	(f)	0	(f)	N/A
Columbia Diversified Equity Income(g)	1,318,015,777		1,068,678		16		36
Columbia Dividend Opportunity(h)	1,120,834,058		936,778		28		105
Columbia Flexible Capital Income	0	(f)	0	(f)	36	(f)	N/A
Columbia High Yield Bond	0		0		76		96
Columbia Mid Cap Value Opportunity(i)	567,421,295		487,011		28		46
Columbia Multi-Advisor Small Cap Value	39,426,210		47,554		66		54
Columbia Select Large-Cap Value(j)	38,035,337		49,956		5		14
Columbia Select Smaller-Cap Value(k)	4,946,731		5,353		3		18
Columbia Seligman Communications and Information(l)	1,397,704,343		1,530,592		38		66
Columbia U.S. Government Mortgage	0		0		545		465	(m)
					2011		2010
For funds with fiscal period ending July 31
Columbia Floating Rate	0		0		69		68
Columbia Income Opportunities	0		0		84		86
Columbia Inflation Protected Securities	0		0		99		177	(n)
Columbia Large Core Quantitative	489,539,192		523,558		57		75
Columbia Limited Duration Credit	0		0		104		101
Columbia Money Market	0		0		N/A		N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	0		0		373	%(m)	420	%(m)
Columbia Marsico Flexible Capital	47,297,681	(o)	69,638	(o)	214	(o)	N/A
Columbia Minnesota Tax-Exempt	0		0		22		21

Statement of Additional Information – October 1, 2012	Page 58

	Brokerage directed for research*		Turnover rates
	Amount of transactions	Amount of commissions imputed or paid
Fund			2011		2010
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	$62,651,951	$28,140	57%		98%
Columbia Large Value Quantitative	10,467,526	6,688	90		99
Columbia Strategic Allocation	31,882,191	29,292	142	(m)	114	(m)
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0	0	0		0
Columbia Asia Pacific ex-Japan	304,483,810	739,026	63		21
Columbia Emerging Markets Bond	0	0	24		38
Columbia Emerging Markets Opportunity	872,582,384	1,971,568	84		96
Columbia European Equity	369,334,680	491,283	121		115
Columbia Frontier	91,182,948	170,801	72		160
Columbia Global Bond	0	0	57		62
Columbia Global Equity	267,373,578	445,980	44		54
Columbia Global Extended Alpha	5,530,637	9,225	59		128
Columbia Multi-Advisor International Value	351,060,691	197,794	21		34
Columbia Seligman Global Technology	243,433,672	328,237	95		111
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	N/A	N/A	30		23
Columbia Government Money Market	N/A	N/A	N/A		N/A
Columbia Mid Cap Growth Opportunity	1,232,323,357	1,091,832	157		96

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal year ended 2011, the information shown is from April 1, 2010 to March 31, 2011.

(c)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(e)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(f)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Oct. 1, 2010 to Sept. 30, 2011. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $1,303,111,531, the amount of commissions imputed or paid was $881,904 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 34%.

(h)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from July 1, 2010 to June 30, 2011. For the fiscal year from July 1, 2010 to June 30, 2011, the brokerage directed for research was $1,796,943,593, the amount of commissions imputed or paid was $869,624 and for the fiscal year from July 1, 2009 to June 30, 2010, the turnover rate was 23%.

(i)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Oct. 1, 2010 to Sept. 30, 2011. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the brokerage directed for research was $662,374,265, the amount of commissions imputed or paid was $509,994 and for the fiscal year from Oct. 1, 2009 to Sept. 30, 2010, the turnover rate was 50%.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the brokerage directed for research was $61,827,585, the amount of commissions imputed or paid was $72,900 and for the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 12%.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the brokerage directed for research was $21,071,813, the amount of commissions imputed or paid was $29,679 and for the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 5%.

(l)

The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year ended 2011, the information shown is from Jan. 1, 2011 to Dec. 31, 2011. For the

Statement of Additional Information – October 1, 2012	Page 59

fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the brokerage directed for research was $1,331,817,185, the amount of commissions imputed or paid was $1,786,802 and for the fiscal year from Jan. 1, 2010 to Dec. 31, 2010, the turnover rate was 105%.

(m)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 285% and 253% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2012 and 2011, respectively; 245% and 229% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2011 and 2010, respectively; and 131% and 113% for Columbia Strategic Allocation Fund for the fiscal periods ended Sept. 30, 2011 and 2010, respectively.

(n)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

(o)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

Fund	Issuer	Value of securities owned at end of fiscal period
For funds with fiscal period ending January 31
Columbia Income Builder Fund	None	N/A
Columbia Portfolio Builder Aggressive	None	N/A
Columbia Portfolio Builder Conservative	None	N/A
Columbia Portfolio Builder Moderate	None	N/A
Columbia Portfolio Builder Moderate Aggressive	None	N/A
Columbia Portfolio Builder Moderate Conservative	None	N/A
For funds with fiscal period ending February 29
Columbia Equity Value	Citigroup, Inc.	$3,292,116
	The Goldman Sachs Group, Inc.	15,663,991
	JPMorgan Chase & Co.	23,083,793
	Morgan Stanley	4,471,273
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	The Goldman Sachs Group, Inc.	547,423
Columbia Recovery and Infrastructure	None	N/A
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	None	N/A
Columbia Absolute Return Enhanced Multi-Strategy	Citigroup, Inc.	87,854
	Franklin Resources, Inc.	297,730
	The Goldman Sachs Group, Inc.	91,202
	JPMorgan Chase & Co.	501,062
	Knight Capital Group, Inc.	143,237
	PNC Financial Services Group, Inc.	207,292
Columbia Absolute Return Multi-Strategy	Citigroup, Inc.	195,405
	Franklin Resources, Inc.	676,087
	The Goldman Sachs Group, Inc.	205,181
	JPMorgan Chase & Co.	1,131,940
	Knight Capital Group, Inc.	334,219
	PNC Financial Services Group, Inc.	466,485
Columbia Active Portfolios – Diversified Equity Income	Citigroup, Inc.	2,793,783
	The Goldman Sachs Group, Inc.	8,401,886
	JPMorgan Chase & Co.	13,778,963
	The Goldman Sachs Group, Inc.	7,317,210

Statement of Additional Information – October 1, 2012	Page 60

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Commodity Strategy	None	N/A
Columbia Diversified Equity Income	Citigroup, Inc.	$14,243,876
	Goldman Sachs Group Absolute Trigger Mandatory Exchangeable Notes	39,760,413
	The Goldman Sachs Group, Inc.	34,225,287
	JPMorgan Chase & Co.	49,499,060
Columbia Dividend Opportunity	Goldman Sachs Group, Inc. Mandatory Exchangeable Notes	115,982,949
	JPMorgan Chase & Co.	62,444,158
	JPMorgan Chase & Co. Mandatory Exchangeable Notes	85,145,862
Columbia Flexible Capital Income	Citigroup, Inc.	970,255
	JPMorgan Chase & Co.	878,475
Columbia High Yield Bond	E*TRADE Financial Corp.	12,304,178
	Nuveen Investments, Inc.	3,834,643
Columbia Mid Cap Value Opportunity	None	N/A
Columbia Multi-Advisor Small Cap Value	E*TRADE Financial Corp.	1,613,100
	Eaton Vance Corp.	1,472,570
	Knight Capital Group, Inc.	345,047
Columbia Select Large-Cap Value	Citigroup, Inc.	12,327,150
	JPMorgan Chase & Co.	20,553,000
	Morgan Stanley	10,354,000
Columbia Select Smaller-Cap Value	None	N/A
Columbia Seligman Communications and Information	None	N/A
Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	72,645
	ChaseFlex Trust	10,776,852
	Cititgroup Mortgage Loan Trust, Inc.	21,010,204
	Credit Suisse Mortgage Capital Certificates	15,942,438
	CS First Boston Mortgage Securities Corp.	16,443,084
	Jefferies & Co., Inc.	7,156,953
	JPMorgan Reremic	2,044,081
	Morgan Stanley ABS Capital I	125,400
	Morgan Stanley Capital I	2,780,713
	Morgan Stanley Reremic	8,560,000
For funds with fiscal period ending July 31
Columbia Floating Rate	Nuveen Floating Rate Income Opportunity Fund	452,103
	Nuveen Investments	537,687
Columbia Income Opportunities	E*TRADE Financial	27,605,475
	Nuveen Investments, Inc.	239,775
Columbia Inflation Protected Securities	Bear Stearns Commercial Mortgage Securities	1,693,274
	Credit Suisse Mortgage Capital Certificates	449,200
	GS Mortgage Securities Corp. II	426,972
	JPMorgan Chase Commercial Mortgage Securities	1,595,079
	JPMorgan Mortgage Trust	2,665,822
	JPMorgan Reremic	1,537,745
	LB-UBS Commercial Mortgage Trust	3,604,576
	Morgan Stanley Capital I	2,727,417
	Morgan Stanley Reremic Trust	8,693,584

Statement of Additional Information – October 1, 2012	Page 61

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Large Core Quantitative	Citigroup	$16,537,619
	Franklin Resources, Inc.	60,510,533
	JPMorgan Chase & Co.	104,845,793
Columbia Limited Duration Credit	Citigroup, Inc.	7,065,669
	The Goldman Sachs Group, Inc.	10,604,293
	JPMorgan Chase & Co.	10,540,237
	Morgan Stanley	9,279,054
Columbia Money Market	None	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	Bear Stearns Asset-Backed Securities Trust	1,767,231
	Bear Stearns Commercial Mortgage Securities	58,397,687
	Citigroup Commercial Mortgage Trust	23,107,342
	Citigroup/Deutsche Bank Commercial Mortgage Trust	40,162,540
	Credit Suisse Mortgage Capital Certificates	20,673,328
	Credit Suisse First Boston Mortgage Securities Corp.	28,646,997
	E*TRADE Financial Corp.	1,253,300
	Eaton Vance Corp.	4,007,330
	GS Mortgage Securities Corp. II	49,115,702
	JPMorgan Chase Commercial Mortgage Securities	143,699,375
	JPMorgan Mortgage Acquisition Corp.	2,407,862
	JPMorgan Alternative Loan Trust	3,648,839
	Merrill Lynch & Co., Inc.	9,253,518
	Merrill Lynch Mortgage Trust	91,087
	Morgan Stanley Capital I	39,741,928
	Morgan Stanley, Dean Witter Capital I	4,092,833
	Morgan Stanley Reremic Trust	60,288,854
	Nuveen Investments, Inc.	178,525
	PNC Financial Services Group, Inc.	8,963,650
Columbia Marsico Flexible Capital	None	N/A
Columbia Minnesota Tax-Exempt	None	N/A
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	Franklin Resources, Inc.	4,374,382
Columbia Large Value Quantitative	Citigroup, Inc.	3,024,415
	Franklin Resources, Inc.	114,194
	JPMorgan Chase & Co.	11,352,831
	PNC Financial Services Group, Inc.	1,484,252

Statement of Additional Information – October 1, 2012	Page 62

Fund	Issuer	Value of securities owned at end of fiscal period
Columbia Strategic Allocation	Affiliated Managers Group, Inc.	$230,725
	Arlington Asset Investment Corp.	238,095
	Citigroup, Inc.	2,785,090
	Citigroup/Deutsche Bank Commercial Mortgage Trust	153,456
	Citigroup Mortgage Loan Trust, Inc.	684,208
	Credit Suisse Group AG	622,663
	E*TRADE Financial Corp.	173,565
	Franklin Resources, Inc.	3,834,495
	The Goldman Sachs Group, Inc.	2,946,663
	JPMorgan Chase & Co.	9,662,080
	JPMorgan Chase Commercial Mortgage Securities Corp.	1,705,152
	Knight Capital Group, Inc., Class A	371,770
	LB-UBS Commercial Mortgage Trust	461,282
	Morgan Stanley	2,212,761
	Morgan Stanley Capital I	364,483
	Morgan Stanley Remeric Trust	1,090,607
	Nuveen Investments, Inc.	50,738
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	GS Mortgage Securities II	2,940,668
Columbia Asia Pacific ex-Japan	None	N/A
Columbia Emerging Markets Bond	None	N/A
Columbia Emerging Markets Opportunity	None	N/A
Columbia European Equity	None	N/A
Columbia Frontier	None	N/A
Columbia Global Bond	Citigroup, Inc.	812,165
	Citigroup/Deutsche Bank Commercial Mortgage Trust	261,842
	Credit Suisse First Boston Mortgage Securities Corp.	360,970
	GS Mortgage Securities Corp. II	74,049
	The Goldman Sachs Group, Inc.	1,990,192
	JPMorgan Chase Commercial Mortgage Securities	1,074,085
	LB-UBS Commercial Mortgage Trust	1,971,492
	Morgan Stanley	2,024,864
	Morgan Stanley Capital 1	1,342,647
Columbia Global Equity	Citigroup, Inc.	3,594,816
	Credit Suisse Group AG	2,847,937
	JPMorgan Chase & Co.	6,879,386
Columbia Global Extended Alpha	JPMorgan Chase & Co.	278,080
Columbia Multi-Advisor International Value	None	N/A
Columbia Seligman Global Technology	None	N/A
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	None	N/A
Columbia Government Money Market	None	N/A
Columbia Mid Cap Growth Opportunity	None	N/A

Statement of Additional Information – October 1, 2012	Page 63

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager.

Statement of Additional Information – October 1, 2012	Page 64

Valuing Fund Shares

The share price of each fund is based on each fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier) on each day the fund is open for business, unless the Board determines otherwise. The funds do not value their shares on days that the NYSE is closed.

For Funds Other than Money Market Funds. The value of each fund’s portfolio securities is determined in accordance with the funds’ valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the funds’ portfolio securities are typically valued using the following methodologies:

Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the primary exchange last sale price, or if the last sale price is not readily available, at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies.

Fixed Income Securities. Short-term debt securities purchased with remaining maturities of 60 days or less and long-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost value. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of short-term debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market price is not available from a pricing service, a bid quote from a broker or dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities typically are valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or the Investment Manager’s valuation committee believes such information is not reflective of market value, then a quote from a broker or dealer may be used. Newly issued debt securities may be valued at purchase price for up to two days following purchase.

Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from brokers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.

Repurchase Agreements. Repurchase agreements are generally valued at a price equal to the amount of the cash invested in a repurchase agreement.

Foreign Currencies. Foreign currencies and securities denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.

For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, all of the securities in the portfolio of a money market fund are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the fund to undertake such remedial action as it the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

Statement of Additional Information – October 1, 2012	Page 65

Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Fair Valuation of Portfolio Securities. Rather than using the methods described above, the Investment Manager’s valuation committee will, pursuant to procedures approved by the Board, determine in good faith a security’s fair value in the event that (i) price quotations or valuations are not readily available, such as when trading is halted or securities are not actively traded; (ii) price quotations or valuations available for a security are not, in the judgment of the valuation committee, reflective of market value; or (iii) a significant event has occurred that is not reflected in price quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.

In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities; trading volumes; values of baskets of securities; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.

With respect to securities traded on foreign markets, additional factors also may be relevant, including: movements in the U.S. markets following the close of foreign markets; the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.

Performance Information

Effective beginning with performance reporting for the December 31, 2011 year-end, in presenting performance information for newer share classes, if any, of a fund, the fund typically includes, for periods prior to the offering of such share classes, the performance of the fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for funds and classes first offered after January 1, 2012, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the fund’s newer share classes would have been substantially similar to the performance of the fund’s oldest share class because all share classes of a fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Portfolio Holdings Disclosure

The Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Statement of Additional Information – October 1, 2012	Page 66

The Board has therefore adopted policies and procedures relating to disclosure of the funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the funds and their shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures

The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•

For equity, convertible, alternative and flexible funds (other than the equity funds identified below), a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Select Small Cap Fund, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income funds, a complete list of fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.

•

For money market funds, a complete list of fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of funds owned solely by affiliates of the investment manager are not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percentage of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately 15 calendar days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures

The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

Statement of Additional Information – October 1, 2012	Page 67

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, subcustodians, the funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, compliance department, and the funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements:

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a fund’s custodians, subcustodians, administrator, investment manager and subadvisers, the following disclosure arrangements are in place:

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Barclays Point	Use for analytics including risk and attribution assessment.	Daily
Bitlathe	Website support for fund holdings and performance disclosure.	Monthly
Bloomberg	Use for portfolio analytics.	Daily
Bloomberg, L.P.	Use for independent research of Funds. Sent monthly, approximately 30 days after month end.	Monthly
Broadridge Financial Solutions, Inc.	Proxy voting and research utilized by Marsico Capital Management LLC, subadviser to certain Columbia Funds.	Daily, as needed

Statement of Additional Information – October 1, 2012	Page 68

Identity of recipient	Conditions/Restrictions on use of information	Frequency of disclosure
Cenveo, Inc.	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Citigroup	Access when assisting in resolving technical difficulties with YieldBook, an analytic software program that the investment manager uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily
CMS Bondedge	Access when assisting in resolving technical difficulties with application used by the investment manager’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad Hoc
FactSet Research Systems	Use for provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Harte Hanks	May be used for printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Institutional Shareholder Services (ISS)	Proxy voting administration and research on proxy matters.	Daily
Investment Technology Group (ITG, formerly known as Plexus Group)	Evaluation and assessment of trading activity, execution and practices by the investment manager.	Quarterly
InvestorTools, Inc.	Access granted solely for the purpose of testing back office conversion of trading systems.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities.	Daily
Kynex	Use to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Linedata Services, Inc.	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad Hoc
Lipper / Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly
Malaspina Communications	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.	Quarterly
Merrill Corporation	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed
Morningstar, Inc.	For independent research and ranking of funds. Provided monthly with a 30 day lag	Monthly
R.R. Donnelley & Sons Company	May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As needed

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The following description of the Proxy Voting Policies and Procedures, as well as the Proxy Voting Guidelines attached as Appendix C, apply to the funds listed on the cover page of this SAI, which are governed by the same Board of Trustees.

The Funds uphold a long tradition of supporting sound and principled corporate governance. In furtherance thereof, the Funds’ Boards of Trustees (“Board”), which consist of a majority of independent Board members, determines policies and votes proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provides support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

Statement of Additional Information – October 1, 2012	Page 69

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms

The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors

The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues

The Board expects company management to give thoughtful consideration to providing competitive compensation and incentives, which are reflective of company performance, and are directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues

The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

Additional details can be found in the funds’ Proxy Voting Guidelines (see Appendix C).

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies in the best economic interests of the funds’ shareholders, and to address any conflicts between interests of a fund’s shareholders and those of Columbia Management or other affiliated persons.

The Board votes proxies on behalf of the funds. Columbia Management provides support to the Board in connection with the proxy voting process, and has assigned responsibility to the Columbia Management Proxy Administration Team (“Proxy Team”) to administer proxies on behalf of the funds. In exercising its responsibilities, the Proxy Team may rely upon the research or recommendations of one or more third party research providers. The Proxy Team assists the Board in identifying situations where its voting guidelines do not clearly direct a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s voting guidelines based on recommendations from Columbia Management investment personnel (or the investment personnel of a fund’s subadviser(s)), information obtained from independent research firms or other sources. The Proxy Team makes all recommendations in writing. Except for proposals where the recommendation from Columbia Management concurs with the recommendations from company management and the independent research firms, the Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal. If Columbia Management, company management and the independent research firms recommend the same action on such proposals, Columbia Management is authorized to vote in accordance with the consensus recommendation.

Statement of Additional Information – October 1, 2012	Page 70

On an annual basis, or more frequently as determined necessary, the Board reviews the voting guidelines to determine whether changes are appropriate. The Board may consider recommendations from Columbia Management to revise the existing guidelines or add new guidelines. Typically, changes to the voting guidelines are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director or proposals on foreign company ballots), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)

Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to a variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require trading of securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan

The funds from time to time engage in lending securities held in certain funds to third parties in order to generate additional income. The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While in general, neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. However, the Board has established a guideline to direct Columbia Management to endeavor to recall a loaned security if (i) a proposal relating to a merger or acquisition, a material restructuring or reorganization, a proxy contest or a shareholder rights plan is expected to be on the ballot or (ii) the prior year’s evaluation of the issuer’s pay-for-performance practices has raised concerns, based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Investment in Affiliated Funds

Certain funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Statement of Additional Information – October 1, 2012	Page 71

Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 7, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 7, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV. The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the funds’ prospectus.

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 7. Class A Initial Sales Charge

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income (except for those named below)	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities and Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Statement of Additional Information – October 1, 2012	Page 72

Table 8. Public Offering Price

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$10.85	0.9525	$11.39
Columbia Portfolio Builder Aggressive	10.19	0.9425	10.81
Columbia Portfolio Builder Conservative	10.32	0.9525	10.83
Columbia Portfolio Builder Moderate	10.75	0.9425	11.41
Columbia Portfolio Builder Moderate Aggressive	10.47	0.9425	11.11
Columbia Portfolio Builder Moderate Conservative	10.71	0.9525	11.24
For funds with fiscal period ending February 29
Columbia Equity Value	10.72	0.9425	11.37
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	16.41	0.9425	17.41
Columbia Recovery and Infrastructure	18.96	0.9425	20.12
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	9.99	0.9425	10.60
Columbia Absolute Return Enhanced Multi-Strategy	10.01	0.9425	10.62
Columbia Absolute Return Multi-Strategy	9.96	0.9700	10.27
Columbia Active Portfolios – Diversified Equity Income	9.49	No sales charge	9.49
Columbia Commodity Strategy*	N/A	0.9425	N/A
Columbia Diversified Equity Income	9.76	0.9425	10.36
Columbia Dividend Opportunity	8.14	0.9425	8.64
Columbia Flexible Capital Income	10.32	0.9425	10.95
Columbia High Yield Bond	2.78	0.9525	2.92
Columbia Mid Cap Value Opportunity	7.59	0.9425	8.05
Columbia Multi-Advisor Small Cap Value	5.42	0.9425	5.75
Columbia Select Large-Cap Value	14.31	0.9425	15.18
Columbia Select Smaller-Cap Value	14.31	0.9425	15.18
Columbia Seligman Communications and Information	42.89	0.9425	45.51
Columbia U.S. Government Mortgage	5.63	0.9525	5.91
For funds with fiscal period ending July 31
Columbia Floating Rate	8.96	0.9700	9.24
Columbia Income Opportunities	9.76	0.9525	10.25
Columbia Inflation Protected Securities	11.03	0.9700	11.37
Columbia Large Core Quantitative	5.78	0.9425	6.13
Columbia Limited Duration Credit	10.10	0.9700	10.41
Columbia Money Market	1.00	No sales charge	1.00
For funds with fiscal period ending August 31
Columbia Diversified Bond	5.12	0.9525	5.38
Columbia Marsico Flexible Capital	11.09	0.9425	11.77
Columbia Minnesota Tax-Exempt	5.36	0.9525	5.63
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	8.04	0.9425	8.53
Columbia Large Value Quantitative	6.36	0.9425	6.75
Columbia Strategic Allocation	8.75	0.9425	9.28

Statement of Additional Information – October 1, 2012	Page 73

Fund	Net asset value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$9.95	0.9700	$10.26
Columbia Asia Pacific ex-Japan	12.49	0.9425	13.25
Columbia Emerging Markets Bond	11.33	0.9525	11.90
Columbia Emerging Markets Opportunity	8.24	0.9425	8.74
Columbia European Equity	5.47	0.9425	5.80
Columbia Frontier	9.55	0.9425	10.13
Columbia Global Bond	7.35	0.9525	7.72
Columbia Global Equity	6.95	0.9425	7.37
Columbia Global Extended Alpha	21.52	0.9425	22.83
Columbia Multi-Advisor International Value	5.40	0.9425	5.73
Columbia Seligman Global Technology	20.16	0.9425	21.39
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	3.82	0.9525	4.01
Columbia Government Money Market	1.00	No sales charge	1.00
Columbia Mid Cap Growth Opportunity	9.84	0.9425	10.44

*	The fund’s Class A, which has a sales charge, began operations after the fund’s last fiscal year end.

Initial sales charges and CDSCs may be reduced or waived. For more information, see the fund’s prospectus and Appendix S hereto.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The New York Stock Exchange (the “Exchange”) closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Statement of Additional Information – October 1, 2012	Page 74

Effective April 24, 2012 for the Retirement Plus funds, any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the funds.

Potential Adverse Effects of Large Investors

Each Fund may from time to time sell to one or more investors, including other funds advised by the investment manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. Such transactions also may increase a fund’s transaction costs, which would detract from fund performance. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Statement of Additional Information – October 1, 2012	Page 75

Capital Loss Carryover

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post 2010-losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Table 9. Capital Loss Carryover

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	Short-term*	Long-term*
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$89,010,344	$0	$0	$76,275,181	$11,352,492	$1,382,671	$0	$0	$0	$0
Columbia Portfolio Builder Aggressive	$62,598,952	$0	$0	$6,629,032	$28,221,611	$8,579,032	$0	$64,863	$5,580,893	$13,523,521
Columbia Portfolio Builder Conservative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Portfolio Builder Moderate	$25,255,182	$0	$0	$0	$21,707,536	$3,513,506	$0	$34,140	$0	$0
Columbia Portfolio Builder Moderate Aggressive	$88,591,930	$0	$0	$4,898,399	$57,879,727	$14,203,326	$0	$190,234	$9,228,754	$2,191,490
Columbia Portfolio Builder Moderate Conservative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending February 29
Columbia Equity Value(a)	$66,386,738	$0	$0	$9,606,310	$56,780,428	$0	$0	$0	$0	$0
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	$11,968,528	$0	$0	$2,951,668	$8,138,985	$877,875	$0	$0	$0	$0
Columbia Recovery and Infrastructure	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Statement of Additional Information – October 1, 2012	Page 76

	Total Capital Loss Carryovers	Amount Expiring in
Fund		2015	2016	2017	2018	2019	2020	2021	Short-term*	Long-term*
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$241,740	$0	$0	$0	$0	$0	$0	$0	$241,740	$0
Columbia Absolute Return Enhanced Multi-Strategy	$672,989	$0	$0	$0	$0	$0	$0	$0	$672,989	$0
Columbia Absolute Return Multi-Strategy	$601,212	$0	$0	$0	$0	$0	$0	$0	$601,212	$0
Columbia Active Portfolios – Diversified Equity Income(b)	$1,772,649	$0	$0	$0	$0	$0	$0	$0	$1,772,649	$0
Columbia Commodity Strategy(c)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Diversified Equity Income(d)	$790,622,632	$0	$0	$0	$790,622,632	$0	$0	$0	$0	$0
Columbia Dividend Opportunity(e)	$244,391,130	$0	$0	$36,972,874	$165,774,622	$0	$0	$0	$29,857,336	$11,786,298
Columbia Flexible Capital Income(c)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia High Yield Bond	$215,561,797	$0	$4,272,668	$156,156,882	$55,132,247	$0	$0	$0	$0	$0
Columbia Mid Cap Value Opportunity(d)	$347,700,237	$0	$0	$36,421,936	$311,278,301	$0	$0	$0	$0	$0
Columbia Multi-Advisor Small Cap Value	$9,922,994	$0	$0	$0	$9,922,994	$0	$0	$0	$0	$0
Columbia Select Large-Cap Value(f)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Select Smaller-Cap Value(f)	$142,290,291	$0	$106,385,668	$35,904,623	$0	$0	$0	$0	$0	$0
Columbia Seligman Communications and Information(f)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia U.S. Government Mortgage	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
	Total	2012	2013	2014	2015	2016	2017	2018	2019	2020
For funds with fiscal period ending July 31
Columbia Floating Rate	$66,449,546	$0	$0	$0	$0	$1,957,317	$29,093,899	$35,398,330	$0	$0
Columbia Income Opportunities	$116,089,527	$0	$0	$0	$0	$28,854,980	$87,234,547	$0	$0	$0
Columbia Inflation Protected Securities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Large Core Quantitative	$2,347,723,605	$0	$0	$0	$0	$357,904,087	$1,368,589,070	$621,230,448	$0	$0
Columbia Limited Duration Credit	$2,117,055	$0	$0	$0	$0	$0	$0	$2,117,055	$0	$0
Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending August 31
Columbia Diversified Bond	$11,547	$0	$0	$0	$0	$0	$11,547	$0	$0	$0
Columbia Marsico Flexible Capital	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Minnesota Tax-Exempt	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Large Value Quantitative	$79,514,094	$0	$0	$0	$0	$24,043,835	$55,470,259	$0	$0	$0
Columbia Strategic Allocation	$362,899,522	$0	$0	$0	$0	$0	$21,514,298	$320,258,879	$21,116,345	$0

Statement of Additional Information – October 1, 2012	Page 77

	Total Capital Loss Carryovers		Amount Expiring in
Fund			2015	2016	2017	2018	2019	2020	2021	Short-term*	Long-term*
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$1,814,567		$0	$0	$0	$0	$0	$1,692,023	$0	$122,544	$0
Columbia Asia Pacific ex-Japan	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Emerging Markets Bond	$2,547,316		$0	$0	$0	$0	$0	$2,547,316	$0	$0	$0
Columbia Emerging Markets Opportunity	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia European Equity	$22,997,436		$0	$0	$0	$0	$4,272,956	$18,724,480	$0	$0	$0
Columbia Frontier	$21,003,209		$0	$0	$0	$0	$0	$3,472,677	$17,530,532	$0	$0
Columbia Global Bond	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Global Equity	$182,099,712	(g)	$0	$0	$0	$939,646	$47,035,460	$120,508,636	$1,645,663	$10,827,238	$0
Columbia Global Extended Alpha	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Multi-Advisor International Value	$323,082,230		$0	$0	$0	$0	$0	$320,913,280	$2,168,950	$0	$0
Columbia Seligman Global Technology	$38,150,393		$0	$0	$0	$0	$18,425,978	$19,724,415	$0	$0	$0
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	$7,750,189		$0	$0	$0	$0	$0	$ 7,750,189	$0	$0	$0
Columbia Government Money Market	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0
Columbia Mid Cap Growth Opportunity	$84,899,941		$0	$0	$0	$0	$53,461,519	$ 31,438,422	$0	$0	$0

*	Not subject to expiration.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(g)	$1,143,069 of the total is unlimited.

Statement of Additional Information – October 1, 2012	Page 78

Taxes

Subchapter M Compliance

Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Statement of Additional Information – October 1, 2012	Page 79

The Subsidiary

Columbia Commodity Strategy Fund (for purposes of this section, the “Fund”) intends to invest a portion of its assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”), which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business.

Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.

The Subsidiary will be treated as a controlled foreign corporation (a “CFC”). The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income”. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Fund’s tax basis in the subsidiary.

Exchanges, Purchases and Sales

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

Statement of Additional Information – October 1, 2012	Page 80

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Alternative, Equity, Flexible, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions

Dividends

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2012. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 10. Corporate Deduction and Qualified Dividend Income

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending January 31
Columbia Income Builder Fund	14.93%	17.56%
Columbia Portfolio Builder Aggressive	47.05	69.05
Columbia Portfolio Builder Conservative	8.73	11.03
Columbia Portfolio Builder Moderate	18.54	26.25
Columbia Portfolio Builder Moderate Aggressive	30.22	42.34
Columbia Portfolio Builder Moderate Conservative	13.24	17.74
For funds with fiscal period ending February 29
Columbia Equity Value(a)	100.00	100.00
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	100.00	100.00
Columbia Recovery and Infrastructure	100.00	100.00

Statement of Additional Information – October 1, 2012	Page 81

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	0%	0%
Columbia Absolute Return Enhanced Multi-Strategy	31.88	35.59
Columbia Absolute Return Multi-Strategy	0	0
Columbia Active Portfolios – Diversified Equity Income(b)	0	0
Columbia Commodity Strategy(c)	0	0
Columbia Diversified Equity Income(d)	96.74	100.00
Columbia Dividend Opportunity(e)	70.97	85.94
Columbia Flexible Capital Income(c)	40.40	42.33
Columbia High Yield Bond	0	0
Columbia Mid Cap Value Opportunity(d)	100.00	100.00
Columbia Multi-Advisor Small Cap Value	0	0
Columbia Select Large-Cap Value(f)	0	0
Columbia Select Smaller-Cap Value(f)	0	0
Columbia Seligman Communications and Information(f)	0	0
Columbia U.S. Government Mortgage	0	0
For funds with fiscal period ending July 31
Columbia Floating Rate	1.53	1.63
Columbia Income Opportunities	0	0
Columbia Inflation Protected Securities	0	0
Columbia Limited Duration Credit	0	0
Columbia Large Core Quantitative	100.00	100.00
Columbia Money Market	0	0
For funds with fiscal period ending August 31
Columbia Diversified Bond	0.39	0.39
Columbia Marsico Flexible Capital	100.00	100.00
Columbia Minnesota Tax-Exempt	0	0
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	53.32	54.72
Columbia Large Value Quantitative	48.31	47.94
Columbia Strategic Allocation	43.84	64.30
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	0	0
Columbia Asia Pacific ex-Japan	0.03	67.84
Columbia Emerging Markets Bond	0	0
Columbia Emerging Markets Opportunity	16.09	100.00
Columbia European Equity	0.21	100.00
Columbia Frontier	0	0
Columbia Global Bond	0	0
Columbia Global Equity	100.00	100.00
Columbia Global Extended Alpha	22.85	99.99
Columbia Multi-Advisor International Value	0.30	96.78
Columbia Seligman Global Technology	36.41	69.44
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	0	0
Columbia Government Money Market	0	0
Columbia Mid Cap Growth Opportunity	0	0

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

Statement of Additional Information – October 1, 2012	Page 82

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2012 to May 31, 2012.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

Cost Basis Reporting

Historically, the fund’s have been required to report to you and the IRS only gross proceeds on sales, redemptions or exchanges of fund shares. The funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. IRS regulations now generally require a fund (or your selling agent, if you hold fund shares through a selling agent) to provide you and the IRS, upon the sale, redemption or exchange of fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for fund shares held in a retirement or other tax-advantaged account. With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using the fund’s default method of average cost, unless you instruct the fund to use a different calculation method. The funds will not report cost basis for shares whose cost basis is uncertain or unknown to the fund. Please see www.columbiamanagement.com or contact the funds at 800-345-6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If you hold fund shares through a selling agent, you should contact your selling agent to learn about its cost basis reporting default method and the reporting elections available to your account. The funds do not recommend any particular method of determining cost basis. Please consult your tax advisor to determine which available cost basis method is best for you. When completing your U.S. federal and state income tax returns, carefully review the cost basis and other information provided to you and make any additional basis, holding period or other adjustments that may be required.

Capital Gains Distributions

Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Statement of Additional Information – October 1, 2012	Page 83

Backup Withholding

Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of a fund, although a tax-exempt investor may incur UBTI if it borrows to acquire shares. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by a fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in a fund.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Statement of Additional Information – October 1, 2012	Page 84

Table 11. Investment Management Services Agreement Fee Schedule

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Columbia 120/20 Contrarian Equity	First $0.25	0.950%	0.820%
	Next $0.25	0.930%
	Next $0.50	0.910%
	Over $1.0	0.890%

Columbia Absolute Return Currency	First $1.0	0.890%	0.890%
and Income	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Columbia Absolute Return Emerging Markets	First $0.5	0.920%	0.920%
Macro Fund	Next $0.5	0.875%
Columbia Absolute Return Enhanced	Next $2.0	0.850%
Multi-Strategy Fund	Next $3.0	0.830%
	Over $6.0	0.800%
Columbia Absolute Return Multi-Strategy Fund	First $0.5	0.820%	0.820%
	Next $0.5	0.775%
	Next $2.0	0.750%
	Next $3.0	0.730%
	Over $6.0	0.700%
Columbia Active Portfolios – Diversified Equity Income	First $0.5	0.660%	0.650%(j)
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%
Columbia AMT-Free Tax-Exempt Bond	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%
Columbia Asia Pacific ex-Japan(h)	First $0.25	0.800%	0.770%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Commodity Strategy	First $0.5	0.550%	0.550%(k)
	Next $0.5	0.505%
	Next $2.0	0.480%
	Next $3.0	0.460%
	Over $6.0	0.440%

Statement of Additional Information – October 1, 2012	Page 85

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia Diversified Bond(l)	First $1.0	0.430%	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

Columbia Diversified Equity Income	First $0.50	0.660%	0.560%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Dividend Opportunity	First $0.50	0.660%	Columbia Dividend Opportunity – 0.570%
Columbia Strategic Allocation(m),(n)	Next $0.50	0.615%	Columbia Strategic Allocation – 0.540%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Columbia Emerging Markets Bond(o)	First $0.50	0.530%	0.640%
	Next $0.50	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%

Columbia Emerging Markets	First $0.25	1.100%	1.070%
Opportunity	Next $0.25	1.080%
	Next $0.25	1.060%
	Next $0.25	1.040%
	Next $1.0	1.020%
	Next $5.5	1.000%
	Next $2.5	0.985%
	Next $5.0	0.970%
	Net $5.0	0.960%
	Next $4.0	0.935%
	Next $26.0	0.920%
	Over $50.0	0.900%

Columbia Equity Value(p)	First $0.50	0.660%	0.640%
	Next $0.50	0.615%
	Next $0.50	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%

Statement of Additional Information – October 1, 2012	Page 86

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia European Equity(q)	First $0.25	0.800%	0.840%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Flexible Capital Income	First $0.5	0.590%	0.590%(k)
	Next $0.5	0.575%
	Next $2.0	0.560%
	Next $3.0	0.530%
	Over $6.0	0.500%

Columbia Floating Rate(r)	First $0.25	0.590%	Columbia Floating Rate – 0.580%
Columbia High Yield Bond(t)	Next $0.25	0.575%	Columbia High Yield Bond – 0.570%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Frontier(s)	First $0.50	0.790%	0.863%
	Next $0.50	0.745%
	Over $1.0	0.700%

Columbia Global Bond(o)	First $1.0	0.570%	0.670%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%

Columbia Global Equity(c)	First $0.25	0.800%	0.790%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $6.0	0.620%
	Next $8.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Global Extended Alpha	First $0.25	1.050%	1.300%
	Next $0.25	1.030%
	Next $0.50	1.010%
	Over $1.0	0.990%

Statement of Additional Information – October 1, 2012	Page 87

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia Government Money Market	First $1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $0.5	0.313%	Columbia Money Market – 0.310%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Columbia Income Builder Fund	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative

Columbia Income Opportunities(d)	First $0.25	0.590%	0.562%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Inflation Protected	First $1.0	0.440%	0.440%
Securities	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Columbia Large Core Quantitative(m)	First $0.50	0.690%	Columbia Large Core Quantitative – 0.590%
Columbia Large Growth Quantitative(m)	Next $0.50	0.645%	Columbia Large Growth Quantitative – 0.630%
Columbia Large Value Quantitative(e)	Next $0.50	0.600%	Columbia Large Value Quantitative – 0.700%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%

Statement of Additional Information – October 1, 2012	Page 88

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*
Columbia Limited Duration Credit(l)	First $1.0	0.360%	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

Columbia Marsico Flexible Capital	First $0.5	0.890%	0.890%(a)
	Next $0.5	0.840%
	Next $2.0	0.790%
	Next $3.0	0.770%
	Over $6.0	0.750%

Columbia Mid Cap Growth Opportunity(i )	First $0.5	0.760%	Columbia Mid Cap Growth Opportunity – 0.710%
Columbia Mid Cap Value Opportunity	Next $0.5	0.715%	Columbia Mid Cap Value Opportunity – 0.700%
	Next $0.5	0.670%
	Over $1.5	0.620%

Columbia Minnesota Tax-Exempt(f)	First $0.5	0.400%	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Columbia Multi-Advisor International	First $0.25	0.900%	0.860%
Value	Next $0.25	0.875%
	Next $0.25	0.850%
	Next $0.25	0.825%
	Next $1.0	0.800%
	Over $2.0	0.775%

Columbia Multi-Advisor Small Cap	First $0.25	0.970%	0.970%
Value	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Columbia Recovery and Infrastructure	First $1.0	0.650%	0.670%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Columbia Select Large-Cap Value	First $0.5	0.710%	0.710%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%

Columbia Select Smaller-Cap Value	First $0.5	0.790%	0.790%
	Next $0.5	0.745%
	Over $1.0	0.700%

Columbia Seligman Communications	First $3.0	0.855%	0.850%
and Information	Next $3.0	0.825%
	Over $6.0	0.725%

Columbia Seligman Global Technology(b)	First $3.0	0.855%	0.890%
	Next $3.0	0.825%
	Over $6.0	0.725%

Statement of Additional Information – October 1, 2012	Page 89

Fund	Assets (billions)	Annual rate at each asset level	Effective Fee Rate*

Columbia U.S. Government Mortgage(g)	First $1.0	0.430%	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

*	The fee may include an adjustment under the terms of a performance incentive adjustment (see tables 13 and 14).

(a)	For the fiscal period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.950% to 0.870% as assets increased.

(c)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(e)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(f)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.410% to 0.250% as assets increased.

(g)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(h)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(i)	Prior to April 1, 2011, the investment manager received an annual fee ranging from 0.700% to 0.475% as assets increased.

(j)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(k)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(l)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.480% to 0.290% as assets increased.

(m)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.570% to 0.390% as assets increased.

(n)	This fee applies to assets invested in securities, other than underlying funds (including any exchange-traded funds (ETFs)) that pay an investment management services fee to Columbia Management, including other funds advised by the investment manager that do not pay an investment management services fee, derivatives and individual securities. The fund does not pay an investment management services fee on assets that are invested in underlying funds, including any ETFs, that pay an investment management services fee to Columbia Management.

(o)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.720% to 0.520% as assets increased.

(p)	Prior to June 1, 2011, the investment manager received an annual fee ranging from 0.530% to 0.400% as assets increased.

(q)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased. The fee schedule change resulted in a fee rate decrease for certain asset levels.

(r)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(s)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.885% to 0.790% as assets increased.

(t)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.590% to 0.360% as assets increased.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For certain Equity and Flexible Funds noted in Table 12, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table

Statement of Additional Information – October 1, 2012	Page 90

below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. PIA Indexes

Fund	PIA Index	Fee Increase or (Decrease)
Fiscal year ending February 29
Columbia Equity Value(a)	Lipper Large-Cap Value Funds Index	$100,425
Fiscal year ending April 30
Columbia 120/20 Contrarian Equity(b)	Russell 3000 Index	(30,380)
Columbia Recovery and Infrastructure(e)	S&P 500 Index	146,967
Fiscal year ending May 31
Columbia Dividend Opportunity(e)	Lipper Equity Income Funds Index	167,221
Columbia Multi-Advisor Small Cap Value(e)	Lipper Small-Cap Value Funds Index	8,597
Fiscal year ending July 31
Columbia Large Core Quantitative(e)	Lipper Large-Cap Core Funds Index	2,333,133
Fiscal year ending September 30
Columbia Large Growth Quantitative(e)	Lipper Large-Cap Growth Funds Index	69,153
Columbia Large Value Quantitative(c)	Lipper Large-Cap Value Funds Index	140,390
Columbia Strategic Allocation(e)	Lipper Flexible Portfolio Funds Index	(447,021)
Fiscal year ending October 31
Columbia Asia Pacific ex-Japan(d)	MSCI All Country Asia Pacific Ex-Japan Index	(68,832)
Columbia Emerging Markets Opportunity(e)	Lipper Emerging Markets Funds Index	(97,306)
Columbia European Equity(e)	Lipper European Funds Index	78,622
Columbia Global Equity(c)	Lipper Global Funds Index	1,492
Columbia Global Extended Alpha(e)	MSCI All Country World Index	28,915
Columbia Multi-Advisor International Value(d)	Lipper International Multi-Cap Value Funds Index	(146,722)
Fiscal year ending November 30
Columbia Mid Cap Growth Opportunity(d)	Lipper Mid-Cap Growth Funds Index	(158,921)

(a)	Effective June 1, 2011, the management fee will no longer be adjusted for investment performance relative to the PIA Index. The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The amount shown is for the period from April 1, 2011 to May 31, 2011.

(b)	Effective April 1, 2012, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(c)	Effective March 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(d)	Effective April 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

(e)	Effective July 1, 2011, the management fee is no longer adjusted for investment performance relative to the PIA Index.

For all funds noted in Table 12 EXCEPT Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Statement of Additional Information – October 1, 2012	Page 91

Table 13. Performance Incentive Adjustment Calculation

Equity Funds		Flexible Funds
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)
4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points
6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

For Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:

The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling

Statement of Additional Information – October 1, 2012	Page 92

36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Table 14. Performance Incentive Adjustment Calculation

Columbia Recovery and Infrastructure		Columbia 120/20 Contrarian Equity Columbia Global Extended Alpha
Performance Difference	Adjustment Rate	Performance Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 1.00%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	1.00% – 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	6.00% or more	50 basis points
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	N/A
4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	N/A
6.00% or more	12 basis points	N/A

For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund’s Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including:

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund’s performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

Statement of Additional Information – October 1, 2012	Page 93

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would include elimination of the PIA. Effective October 1, 2010 for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months, except the transitional period for Columbia 120/20 Contrarian Equity Fund will be 18 months, each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by fund shareholders at a shareholder meeting held Feb. 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal was effective in March 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 15. Management Fees and Nonadvisory Expenses

	Management Fees					Nonadvisory expenses
Fund	2012		2011		2010	2012		2011		2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	N/A		N/A		N/A	$246,586		$160,083		$101,055
Columbia Portfolio Builder Aggressive	N/A		N/A		N/A	187,582		257,965		107,162
Columbia Portfolio Builder Conservative	N/A		N/A		N/A	259,601		204,471		151,416
Columbia Portfolio Builder Moderate	N/A		N/A		N/A	284,421		322,390		272,479
Columbia Portfolio Builder Moderate Aggressive	N/A		N/A		N/A	266,332		325,129		290,338
Columbia Portfolio Builder Moderate Conservative	N/A		N/A		N/A	197,902		230,808		164,289
For funds with fiscal period ending February 29
Columbia Equity Value(a)	$4,027,256		$3,875,718		$3,406,527	(325,308)		389,956		309,679
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	194,773		229,316		360,835	11,336		33,108		31,738
Columbia Recovery and Infrastructure	5,828,719		4,444,701		2,163,593	435,097		324,838		232,888
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	1,112,877		25,529	(b)	N/A	(64,745)		4,374	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	930,540		48,843	(c)	N/A	210,220		8,497	(c)	N/A
Columbia Absolute Return Multi-Strategy	1,466,719		71,189	(c)	N/A	567,678		28,272	(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	395,908	(d)	N/A		N/A	(74,922	)(d)	N/A		N/A
Columbia Commodity Strategy	74,158	(e)	N/A		N/A	9,781	(e)	N/A		N/A
Columbia Diversified Equity Income(f)	13,796,950		27,693,306		27,123,619	585,438		1,107,764		942,822
Columbia Dividend Opportunity(g)	16,009,390		11,101,095		8,065,963	866,326		461,649		(91,086)
Columbia Flexible Capital Income	218,848	(e)	N/A		N/A	15,603	(e)	N/A		N/A
Columbia High Yield Bond	9,145,657		10,353,350		9,691,900	(172,238)		354,534		(400,525)
Columbia Mid Cap Value Opportunity(h)	8,196,564		16,135,473		14,465,693	(383,798)		660,364		480,913
Columbia Multi-Advisor Small Cap Value	3,484,297		4,151,219		3,968,159	(374,521)		(300,784)		(684,318)
Columbia Select Large-Cap Value(i)	1,551,906		2,692,204		1,486,938	23,158		207,334		355,259
Columbia Select Smaller-Cap Value(j)	1,331,671		3,665,260		3,887,422	64,392		(4,165)		(1,052,710)
Columbia Seligman Communications and Information(k)	13,901,752		32,882,730		31,300,872	611,949		1,163,416		1,980,670
Columbia U.S. Government Mortgage	5,437,912		1,510,695		1,247,010	(172,738)		(194,816)		(256,078)

Statement of Additional Information – October 1, 2012	Page 94

	Management Fees					Nonadvisory expenses
Fund	2011		2010	2009		2011	2010	2009
For funds with fiscal period ending July 31
Columbia Floating Rate	$3,094,169		$2,466,113	$2,210,544		$303,937	$226,409	$(61,933)
Columbia Income Opportunities	7,531,746		4,451,807	1,913,521		485,939	313,169	291,601
Columbia Inflation Protected Securities	2,373,468		2,886,405	3,322,371		(764,945)	(354,181)	(115,062)
Columbia Large Core Quantitative	23,367,407		21,017,705	9,909,438		(973,406)	(4,112,307)	268,796
Columbia Limited Duration Credit	3,254,713		2,186,361	844,435		(229,794)	(272,368)	(68,816)
Columbia Money Market	7,527,378		8,951,478	12,658,313		(10,704,885)	(13,410,378)	(1,868,463)
For funds with fiscal period ending August 31
Columbia Diversified Bond	21,890,643		19,593,287	15,648,683		(1,233,833)	(1,381,496)	(2,314,025)
Columbia Marsico Flexible Capital	753,659	(l)	N/A	N/A		325,319 (l)	N/A	N/A
Columbia Minnesota Tax-Exempt	1,445,485		1,360,384	1,230,393		51,734	44,953	196,213
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	4,402,170		4,488,490	2,033,555		337,290	239,308	214,462
Columbia Large Value Quantitative	2,292,007		1,711,964	661,677		(86,029)	175,996	168,055
Columbia Strategic Allocation	5,489,365		5,680,661	6,604,411		694,740	541,596	585,299
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	1,609,568		1,811,957	4,698,565		168,307	198,087	205,127
Columbia Asia Pacific ex-Japan	3,996,198		1,639,719	78,072	(m)	548,218	432,652	21,500 (m)
Columbia Emerging Markets Bond	1,889,510		1,777,437	1,320,292		104,145	274,761	82,201
Columbia Emerging Markets Opportunity	6,593,921		6,678,651	3,791,476		918,001	1,214,163	524,327
Columbia European Equity	1,775,283		552,061	600,499		164,137	5,098	(31,736)
Columbia Frontier	1,069,553		884,356	321,582		(39,439)	(85,171)	(20,898)
Columbia Global Bond	3,195,291		3,543,599	3,551,274		(228,752)	27,675	(33,836)
Columbia Global Equity	3,588,087		3,435,736	2,918,784		(105,625)	372,343	350,276
Columbia Global Extended Alpha	151,488		96,692	64,424		4,614	5,453	4,234
Columbia Multi-Advisor International Value	4,602,284		5,751,275	5,749,639		416,231	566,858	511,602
Columbia Seligman Global Technology	5,012,799		4,825,096	2,551,543		360,049	218,202	386,252
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	2,421,470		2,716,984	2,699,258		91,561	108,977	48,345
Columbia Government Money Market(n)	390,509		462,678	518,174		(514,966)	(651,865)	(1,105,030)
Columbia Mid Cap Growth Opportunity	7,100,416		6,667,459	4,488,355		36,908	305,174	281,069

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.
(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.
(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $15,648,683 and the nonadvisory expenses were $1,037,819.

Statement of Additional Information – October 1, 2012	Page 95

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the management fees paid were $6,381,215 and the nonadvisory expenses were $(502,682).
(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the management fees paid were $9,896,881 and the nonadvisory expenses were $776,726.
(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $1,486,938 and the nonadvisory expenses were $292,721.
(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $1,687,329 and the nonadvisory expenses were $(186,016).
(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the management fees paid were $25,152,110 and the nonadvisory expenses were $1,991,333.
(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(m)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Manager of Managers Exemption

The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For Columbia Seligman Communications and Information, if the fund were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements

The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 16.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

Statement of Additional Information – October 1, 2012	Page 96

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 16. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
For funds with fiscal period ending May 31
Columbia Commodity Strategy Fund	Threadneedle International Limited (Threadneedle) (effective July 28, 2011)	D	0.25% on all assets
Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	A	1.00% on the first $10 million, reducing to 0.30% as assets increase
	Donald Smith & Co., Inc. (Donald Smith)(a) (effective March 12, 2004)	N/A	0.60% on the first $175 million, reducing to 0.55% as assets increase
	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	B	0.50% on all assets
	Turner Investments, L.P. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)
For funds with fiscal period ending August 31
Columbia Marsico Flexible Capital Fund	Marsico Capital Management, LLC (Marsico Capital) (effective Sept. 22, 2010)	C	0.45% on all assets
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle (effective July 15, 2009)	D	0.45% on all assets
Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.50% on all assets
Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all assets
Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% on all as assets
Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	D	0.50% on all assets
Columbia Multi-Advisor International Value	Dimensional Fund Advisors, L.P. (DFA) (effective Nov. 16, 2011)	E	0.21% on all assets
	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets
	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Threadneedle and Columbia WAM are affiliates of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

B –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within its asset management division.

C –	Marsico Capital is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware Limited Liability Company.

D –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

E –	Dimensional Fund Advisors, L.P. is controlled by its general partner, Dimensional Holdings, Inc., a Delaware Corporation.

Statement of Additional Information – October 1, 2012	Page 97

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table  1.

Table 17. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2012		2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Former Subadviser: Threadneedle International Limited (from April 7, 2011 to April 20, 2012)	$630,149		$16,137	(a)	N/A
Columbia Commodity Strategy	Threadneedle	$33,640	(f)	N/A		N/A
Columbia Multi-Advisor	BHMS	435,194		528,823		$491,375
Small Cap Value	Donald Smith	564,151		655,916		587,548
	MetWest Capital	470,167		532,035		491,635
	Turner	306,122		316,205		89,142
	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	N/A		N/A		325,109	(c)
		2011		2010		2009
For funds with fiscal period ending August 31
Columbia Marsico Flexible Capital	Marsico Capital	384,601	(d)	N/A		N/A
For funds with fiscal period ending October 31
Columbia Asia Pacific ex-Japan	Threadneedle	2,293,696		995,409		42,462	(e)
Columbia Emerging Markets Opportunity	Threadneedle	2,641,329		2,539,990		1,469,749
Columbia European Equity	Threadneedle	765,931		247,803		260,772
Columbia Global Equity	Threadneedle	1,486,176		1,364,749		1,168,151
Columbia Global Extended Alpha	Threadneedle	95,285		69,698		43,117
Columbia Multi-Advisor	DFA	N/A	(b)	N/A		N/A
International Value	Mondrian	681,170		737,673		714,196
	Tradewinds	697,515		936,676		1,116,798
	Former subadviser: AllianceBernstein L.P. (from Sept. 17, 2001 to Nov. 16, 2011)	900,799		1,603,210		2,170,338

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.
(b)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.
(c)	For the period from June 1, 2009 to Feb. 19, 2010.
(d)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.
(e)	For the period from July 15, 2009 to Oct. 31, 2009.
(f)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

Statement of Additional Information – October 1, 2012	Page 98

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 18. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
For funds with fiscal period ending January 31
Columbia Income Builder	Colin Lundgren	9 RICs 4 other accounts	$57.12 billion $126.20 million	None	None	(4)	(13)
	Gene R. Tannuzzo	7 RICs 7 other accounts	$48.07 billion $26.01 million	None	$1 – $10,000
Columbia Portfolio Builder Aggressive	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.95 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$5.44 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.70 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.70 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.44 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Portfolio Builder Conservative	Colin Moore	16 RICs 29 PIVs 21 other accounts	$9.20 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$5.68 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.94 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.94 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.68 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Portfolio Builder Moderate Aggressive	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.35 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$4.84 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.10 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.10 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$4.84 billion $0.38 million	1 other account ($0.18 M)	None
Columbia Portfolio Builder Moderate Conservative	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.98 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$5.46 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$6.72 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$6.72 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$5.46 billion $0.38 million	1 other account ($0.18 M)	None

Statement of Additional Information – October 1, 2012	Page 99

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Portfolio Builder Moderate	Colin Moore	16 RICs 29 PIVs 21 other accounts	$8.07 billion $4.73 billion $239 million	None	None	(1)	(14)
	Melda Mergen	8 RICs 2 other accounts	$4.55 billion $0.33 million	None	None	(1)	(13)
	Anwiti Bahuguna	19 RICs 29 PIVs 17 other accounts	$5.81 billion $4.73 billion $223 million	None	None
	Marie Schofield	19 RICs 29 PIVs 17 other accounts	$5.81 billion $4.73 billion $223 million	None	None
	Beth Vanney	8 RICs 5 other accounts	$4.55 billion $0.38 million	1 other account ($0.18 M)	None
For funds with fiscal period ending February 29
Columbia Equity Value	Steve Schroll	7 RICs 7 other accounts	$15.24 billion $3.15 million	None	$50,001 – $100,000	(2)	(13)
	Laton Spahr	7 RICs 4 other accounts	$15.24 billion $4.87 million	None	None
	Paul Stocking	7 RICs 10 other accounts	$15.24 billion $11.00 million	None	$100,001 – $500,000
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	Steve Schroll	8 RICs 7 other accounts	$15.03 billion $3.38 million	None	$10,001- $50,000	(2)	(13)
	Laton Spahr	8 RICs 4 other accounts	$15.03 billion $4.90 million	None	None
	Paul Stocking	8 RICs 10 other accounts	$15.03 billion $11.68 million	None	None
Columbia Recovery and Infrastructure	Warren Spitz	7 other accounts	$13.56 million	None	Over $1 million	(2)	(13)
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	Nicholas Pifer	9 RICs 14 other accounts	$5.84 billion $846 million	None	None	(2)	(13)
	Jim Carlene	2 RICs 8 other accounts	$839.37 million $14.89 million
Columbia Absolute Return Enhanced Multi- Strategy	Todd White	2 RICs 11 other accounts	$355.39 million $6.50 million	None	Over $1 million	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$355.39 million $901,000	None	None
Columbia Absolute Return Multi-Strategy	Todd White	2 RICs 11 other accounts	$278.28 million $6.50 million	None	None	(2)	(13)
	Kent M. Peterson	2 RICs 7 other accounts	$278.28 million $0.90 million
Columbia Active Portfolios – Diversified Equity Income	Steve Schroll	13 RICs 13 other accounts	$14.82 billion $124.26 million	None	None	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$14.82 billion $802.94 million
	Paul Stocking	13 RICs 19 other accounts	$14.82 billion $809.27 million

Statement of Additional Information – October 1, 2012	Page 100

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Commodity Strategy	Threadneedle:
	David Donora	1 PIV	$634.56 million	1 PIV ($634.56 M)	None(i)	(10)	(24)
	Nicolas Robin
Columbia Diversified Equity Income	Steve Schroll	13 RICs 13 other accounts	$12.44 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$12.44 billion $802.94 million	None	$100,001- $500,000
	Paul Stocking	13 RICs 19 other accounts	$12.44 billion $809.27 million	None	$100,001- $500,000
Dividend Opportunity	Steve Schroll	13 RICs 13 other accounts	$11.50 billion $124.26 million	None	$100,001- $500,000	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$11.50 billion $802.94 million	None	Over $1 million
	Paul Stocking	13 RICs 19 other accounts	$11.50 billion $809.27 million	None	$100,001- $500,000
Columbia Flexible Capital Income	David King	6 RICs 16 other accounts	$6.73 billion $22.2 million	None	Over $1,000,000(f)	(2)	(13)
	Yan Jin	2 RICs 4 other accounts	$1.61 billion $0.80 million	None	None
Columbia High Yield Bond	Jennifer Ponce de Leon	11 RICs 23 other accounts	$2.97 billion $2.40 billion	None	$100,001- $500,000	(2)	(13)
	Brian Lavin	14 RICs 3 other accounts	$22.84 billion $1.61 million	None	None
Columbia Mid Cap Value Opportunity	Steve Schroll	13 RICs 13 other accounts	$13.79 billion $124.26 million	None	$50,001- $100,000	(2)	(13)
	Laton Spahr	13 RICs 13 other accounts	$13.79 billion $802.94 million	None	$100,001- $500,000
	Paul Stocking	13 RICs 19 other accounts	$13.79 billion $809.27 million	None	$100,001- $500,000
Columbia Multi-Advisor Small Cap Value	Donald Smith:
	Donald G. Smith	2 RICs 1 PIV 44 other accounts	$978.0 million $74.0 million $2.41 billion	1 RIC ($931 M); 1 other account ($84 M)	None	(6)	(16)
	Richard L. Greenberg
	BHMS:
	James S. McClure	4 RICs 1 PIV 18 other accounts	$849.4 million $6.3 million $872.6 million	None	None	(8)	(17)
	John P. Harloe
	MetWest Capital:
	Samir Sikka	3 RICs 2 PIVs 12 other accounts	$352.2 million $85.7 million $484.6 million	2 other accounts ($270.9 M)	None	(9)	(18)
	Turner:
	David Kovacs	1 RIC 5 PIVs 1 other account	$276.0 million $30.0 million $198.0 million	2 PIVs ($3 M)	None	(3)	(15)
Columbia Select Large-Cap Value	Neil Eigen	4 RICs 44 other accounts	$881.83 million $2.54 billion	None	$10,001- $50,000	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$881.83 million $138.41 million	None	None
Columbia Select Smaller-Cap Value	Neil Eigen	4 RICs 44 other accounts	$982.68 million $2.54 billion	None	$10,001- $50,000	(2)	(13)
	Richard Rosen	4 RICs 13 other accounts	$982.68 million $138.41 million	None	None

Statement of Additional Information – October 1, 2012	Page 101

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Seligman Communications and Information	Richard Parower	3 RICs 5 other accounts	$577.89 million $11.72 million	None	None	(2)	(20)
	Paul Wick	8 RICs 4 other accounts	$2.32 billion $427.99 million	None	Over $1 million
	Vishal Saluja	5 RICs 7 other accounts	$831.98 $12.06 million	None	None
	Sushil Wagle	1 other account	$422,000	None	None
	Ajay Diwan(p)	3 RICs 5 other accounts-	$806.95 million $0.65 million	None	None
Columbia U.S. Government Mortgage	Jason J. Callan	6 other accounts	$781,000	None	None	(2)	(13)
	Tom Heuer	2 other accounts	$525,000	None	$10,001- $50,000
For funds with fiscal period ending July 31
Columbia Floating Rate	Lynn Hopton	10 PIVs	$4.05 billion	None	None
		16 other accounts	$30.71 billion
	Yvonne Stevens	10 PIVs	$4.05 billion	None	None
		15 other accounts	$30.70 billion			(2)	(19)
	Steve Staver	10 other accounts	$1.72 million	None	None
	Ronald Launsbach(j)	3 other accounts	$1.0 million	None	None
Columbia Income Opportunities	Brian Lavin	13 RICs	$105.92 billion	None	$50,001 –	(2)	(13)
		1 PIV 3 other accounts	$18.80 million $539.09 million		$100,000
Columbia Inflation Protected Securities	Orhan Imer(m)	2 RICs 7 other accounts	$416.0 million $0.50 million	None	None	(2)	(13)
Columbia Large Core Quantitative	Brian M. Condon	9 RICs	$4.42 billion	1 PIV ($22M)	$10,001 –	(2)	(13)
		9 PIVs	$548.0 million		$50,000
		39 other accounts	$3.12 billion
	Oliver Buckley	5 RICs	$2.85 billion	None	None
		7 other accounts	$5.0 million
Columbia Limited Duration Credit	Tom Murphy	5 RICs	$13.42 billion	None	Over	(2)	(13)
		2 PIVs	$404.59 million		$1,000,000
		16 other accounts	$33.73 billion
	Timothy J. Doubek	2 RICs	$3.40 billion	None	$100,001 –
		6 other accounts	$60.16 million		$500,000
	Royce Wilson(m)	2 other accounts	$0.17 million	None	$1 – $10,000
For funds with fiscal period ending August 31
Columbia Diversified Bond	Brian Lavin	13 RICs	$18.52 billion	None	None
		1 PIV	$18.48 million
		3 other accounts	$515.44 million
	Alexander D. Powers	4 RICs	$9.23 billion	None	None	(2)	(13)
		8 PIVs	$1.90 billion
		3 other accounts	$1.14 million
	Carl W. Pappo	3 RICs	$9.21 billion	None	None
		7 PIVs	$1.78 billion
		12 others accounts	$994.81 million
	Michael Zazzarino	4 RICs	$9.20 billion	None	None
		5 PIVs	$1.08 billion
		8 others accounts	$207.82 million

Statement of Additional Information – October 1, 2012	Page 102

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Marsico Flexible Capital	Marsico Capital:
	A. Douglas Rao	25 RICs 8 PIVs 89 other accounts	$16.07 billion $1.06 billion $10.42 billion	None	None	(12)	(25)
Columbia Minnesota Tax-Exempt	Catherine Stienstra	5 RICs 3 other accounts	$1.50 billion $0.18 million	None	None	(2)	(13)

For fund with fiscal period ending September 30
Columbia Large Growth Quantitative	Brian M. Condon	9 RICs 9 PIVs 37 other accounts	$6.2 billion $461.0 million $2.73 billion	1 PIV ($22 M)	$10,001 – $50,000	(2)	(13)
	Oliver Buckley	5 RICs 3 PIVs 30 other accounts	$4.84 billion $200.0 million $2.63 billion	None	None
Columbia Large Value Quantitative	Brian M. Condon	9 RICs 9 PIVs 37 other accounts	$6.48 billion $461.0 million $2.73 billion	1 PIV ($22 M)	$1 – 10,000(f)	(2)	(13)
	Oliver Buckley	5 RICs 3 PIVs 30 other accounts	$5.11 billion $200.0 million $2.63 billion	None	None
Columbia Strategic Allocation	Anwiti Bahugana	19 RICs 29 PIVs 13 other accounts	$5.91 billion $4.29 billion $223.0 million	None	None	(2)	(13)
	Fred Copper(k)	5 RICs 2 PIVs 9 other accounts	$1.96 billion $385.1 million $40.87 million	None	None
	Gene Tanuzzo(o)	8 RICs 7 other accounts	$56.02 billion $26.01 million	None	None
	Orhan Imer(g)	2 RIC 7 other accounts	$465.79 million $0.5 million	None	None
	Colin Moore	23 RICs 26 PIVs 21 other accounts	$9.8 billion $2.4 billion $239.0 million	None	None	(2)	(14)
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	Nicholas Pifer	6 RICs 14 other accounts	$5.75 billion $801.12 million	2 other accounts ($81.47 M)	$50,001 – $100,000	(2)	(13)
Columbia Asia Pacific ex-Japan	Threadneedle:					(10)	(24)
	Vanessa Donegan	2 RICs 2 PIVs 4 other accounts	$1.39 billion $1.69 billion $1.54 billion	1 other account ($122.2 M)	None(i)
	Rafael Polatinsky	2 RIC 3 PIVs 1 other account	$912.2 million $220.42 million $458.23 million	None
Columbia Emerging Markets Bond	Nicholas Pifer	6 RICs 14 other accounts	$5.46 billion $801.12 million	None	$10,001 – $50,000	(2)	(13)
	Jim Carlene	8 other accounts	$25.93 million	None	$50,001 – $100,000
Columbia Emerging Markets Opportunity	Threadneedle:				None(i)	(10)	(24)
	Irina Miklavchich	1 RIC 1 PIV	$925.0 million $205.8 million	None
	Vanessa Donegan	2 RICs 2 PIVs 4 other accounts	$1.39 billion $1.69 billion $1.54 billion	1 other account ($122.2 M)
	Rafael Polatinsky	2 RIC 3 PIVs 1 other account	$959.5 million $220.42 million $458.23 million	None

Statement of Additional Information – October 1, 2012	Page 103

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia European Equity	Threadneedle:
	Dan Ison	2 RICs 2 PIVs	$1.4 billion $131.0 million	1 PIV ($85.22 M)	None(i )	(10)	(24)
Columbia Frontier	Wayne Collette(n)	8 RICs 4 PIVs 263 other accounts	$4.14 billion $201.80 million $351.50 million	None	None	(2)	(13)
	Lawrence Lin(n)	7 RICs 4 PIVs 265 other accounts	$3.94 billion $201.80 million $350.96 million
	George Myers(n)	7 RICs 4 PIVs 262 other accounts	$3.94 billion $201.80 million $351.30 million
	Brian Neigut(n)	7 RICs 4 PIVs 263 other accounts	$3.94 billion $201.80 million $350.31 million
Columbia Global Bond	Nicholas Pifer	6 RICs 14 other accounts	$5.6 billion $801.12 million	2 other accounts (81.47 M)	$100,001 – $500,000	(2)	(13)
Columbia Global Equity	Threadneedle:					(10)	(24)
	Stephen Thornber	1 RIC 1 PIV 2 other accounts	$14.0 million $109.34 million $178.06 million	None	None(i)
	Esther Perkins	1 RIC 5 other accounts	$446.0 million $657.0 million	None
Columbia Global Extended Alpha	Threadneedle:				None(i)	(10)	(24)
	Neil Robson(h)	4 PIVs	$438.61 million	None
	Ashish Kochar(l)	1 PIV	$18.15 million	None
Columbia Multi- Advisor International Value	DFA:				None	(11)	(21)
	Karen Umland(g)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Jed Fogdall(g)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Joseph Chi(g)	37 RICs 17 PIVs 28 other accounts	$62.78 billion $1.65 billion $8.75 billion	1 other account ($355.32 M)
	Henry F. Gray(g)	None	N/A	N/A
	Mondrian:
	Ormala Krishnan	3 RICs 1 PIV 13 other accounts	$870.0 million $1.93 billion $1.47 billion	None	None	(5)	(22)
	Frances M. Cuthbert(h)	1 RIC 1 PIV 23 other accounts	$318.68 million $1.87 billion $2.29 billion	None	None	(5)	(22)
	Aidan Nicholson(h)	1 RIC 23 other accounts	$318.68 million $2.29 billion
	Columbia Management:
	Colin Moore(d)	24 RICs 26 PIVs 21 other accounts	$10.65 billion $2.4 billion $239.0 million	None	None	(2)	(13)
	Fred Copper(d)	5 RICs 2 PIVs 9 other accounts	$1.96 billion $385.1 million $40.87 million

Statement of Additional Information – October 1, 2012	Page 104

		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)			Structure of Compensation
Columbia Seligman Global Technology	Richard M. Parower	3 RICs 8 other account	$3.8 billion $49.31 million	None	None	(2)	(20)
	Paul H. Wick	3 RICs 8 other accounts	$4.05 billion $586.18 million	1 other account ($371 M)
	Ajay Diwan	3 RICs 5 other accounts	$4.05 billion $0.43 million	None
	Benjamin Lu	1 RIC	80.7 million	None
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	5 RICs 3 other accounts	$1.32 billion $0.18 million	None	None	(2)	(13)
Columbia Mid Cap Growth Opportunity	Wayne Collette	8 RICs 4 PIVs 263 other accounts	$4.14 billion $201.80 million $351.50 million	None	None	(2)	(13)
	Lawrence Lin	7 RICs 4 PIVs 265 other accounts	$3.94 billion $201.80 million $350.96 million
	George Myers	7 RICs 4 PIVs 262 other accounts	$3.94 billion $201.80 million $351.30 million
	Brian Neigut	7 RICs 4 PIVs 263 other accounts	$3.94 billion $201.80 million $350.31 million

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.
(d)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Sept. 30, 2011.
(e)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.
(f)	The portfolio manager also holds investments in notional shares of the fund in the range of $10,001 – $50,000.
(g)	The portfolio manager began managing the fund after its last fiscal year end, reporting information is as of Oct. 31, 2011.
(h)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2011.
(i)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
(j)	The portfolio manager began managing the fund effective April 1, 2012; reporting information is provided as of Feb. 29, 2012.
(k)	The portfolio manager began managing the fund effective Dec. 15, 2011; reporting information is provided as of Sept. 30, 2011.
(l)	The portfolio manager began managing the fund effective April. 20, 2012; reporting information is provided as of March 31, 2012.
(m)	The portfolio manager began managing the fund effective May 1, 2012; reporting information is provided as of March 31, 2012.
(n)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is as of Nov. 30, 2011.
(o)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Jan. 31, 2012.
(p)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of June 30, 2012.

Statement of Additional Information – October 1, 2012	Page 105

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

•

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio

Statement of Additional Information – October 1, 2012	Page 106

manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(3)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part 2A for a description of some of its policies and procedures in this regard.

(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the fund’s prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates the fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

•

In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.

•	The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(5)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information

As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy

Statement of Additional Information – October 1, 2012	Page 107

Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades

Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities

Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

Cherry picking

Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party

Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities

Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital

A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements

Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Statement of Additional Information – October 1, 2012	Page 108

Dual agency

Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation

There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing

There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)

In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)

In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian

Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity

Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees

Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The

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potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure

Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping

Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation

There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting

Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants

Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Soft dollar arrangements

Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Step-Out Trades

A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers

Mondrian does not currently have any affiliated brokers.

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Window dressing

Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(6)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(7)	Tradewinds: Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

•

With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(8)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

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(9)	MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.

The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

(10)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(11)	DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:

•

Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager within an investment discipline are managed using the same investment models.

•

Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.

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•

Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

•

Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(12)	Marsico Capital: A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico Capital make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico Capital advises multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico Capital, including Marsico Capital’s Code of Ethics.

Structure of Compensation

(13)

Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A

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portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(14)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

(15)	Turner: Investment professionals are compensated for superior investment results, not the level of assets in a strategy. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Finally, all of our investment professionals and traders are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Robert E. Turner, CFA, chairman and chief investment officer, and David Kovacs, CFA, chief investment officer, quantitative strategies, are responsible for setting base salaries, bonus targets, and making all subjective judgments related to the compensation for Turner’s Quantitative Equity Team members.

(16)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(17)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

(18)	MetWest Capital: Compensation for investment professionals consists of a base salary and revenue-sharing bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to firm revenues, results relative to clients’ benchmarks, overall client satisfaction and individual contribution.

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MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm revenues and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Portfolio Managers and Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Long-term retention agreements have been put in place for eligible members of MetWest Capital’s investment team. These agreements augment those incentive opportunities already in place.

(19)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(21)	DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

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In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

(22)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1.	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2.	Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3.	Equity Ownership — Mondrian is 100% employee owned.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(23)	Tradewinds: Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation for portfolio managers and research analysts is primarily a function of the firm’s overall annual profitability as well as the individual’s contribution, including the relative performance of their stock recommendations over a period of up to four years, depending on tenure. Tradewinds also evaluates and considers the professional’s quality of research and work ethic, as well as their contributions to portfolio strategy, teamwork, and collaboration. Additionally, programs allowing key employees to participate in the firm’s growth over time through grants of profit interests in Tradewinds have been in place since the firm’s formation. A new program is being put in place to continue grants of profit interests to key employees, including portfolio managers.

(24)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

•	Performance of own funds and research recommendations,

•	Performance of all portfolios in the individual’s team,

•	Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

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Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

•	Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

•	Intra-team discussion, stock research and investment insights,

•	Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(25)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico Capital’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees. Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico Capital’s business generally.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Statement of Additional Information – October 1, 2012	Page 117

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fee is calculated as follows:

Table 19. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia 120/20 Contrarian Equity	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income
Columbia Absolute Return Emerging Markets Macro
Columbia Absolute Return Enhanced Multi-Strategy
Columbia Absolute Return Multi-Strategy
Columbia Asia Pacific ex-Japan
Columbia Commodity Strategy
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value
Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Emerging Markets Bond(a)
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia U.S. Government Mortgage
Columbia Active Portfolios – Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Diversified Equity Income
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Marsico Flexible Capital
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
Columbia Seligman Global Technology(b)
Columbia Strategic Allocation(a),(c)

Statement of Additional Information – October 1, 2012	Page 118

	Asset Levels and Breakpoints in Applicable Fees
Fund	$0 – 500,000,000	$500,000,001 – 1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045
	$0 – 250,000,000	$250,000,001 – $1,000,000,000	$1,000,000,001 – 3,000,000,000	$3,000,000,001 – $12,000,000,000	$12,000,000,001 +
Columbia Minnesota Tax-Exempt(d)	0.070%	0.065%	0.060%	0.050%	0.040%
	$0 – $500,000,000	$500,000,001 – $1,000,000,000	$1,000,000,001 – $3,000,000,000	$3,000,000,001 – $6,000,000,000	$6,000,000,001 +
Columbia Flexible Capital Income	0.060%	0.055%	0.050%	0.040%	0.040%

(a)	Prior to July 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

(c)	This fee applies to assets invested in securities, other than underlying mutual funds (including any exchange-traded funds (ETFs)) that pay an administrative services fee to Columbia Management, including other funds administered by the investment manager that do not pay an administrative fee, derivatives and individual securities. The fund does not pay an administrative services fee on assets that are invested in underlying funds, including any ETFs, that pay an administrative services fee to Columbia Management.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.070% on the first $500,000,000, reducing to 0.040% as asset levels increased.

Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the fee rate applied to each fund’s net assets as of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 20. Administrative Fees

	Administrative services fees paid in:			Effective Fee Rate
Fund	2012	2011	2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$135,995	$46,129	$45,313	0.020%
Columbia Portfolio Builder Aggressive	114,275	108,050	89,504	0.020
Columbia Portfolio Builder Conservative	57,671	53,134	45,451	0.020
Columbia Portfolio Builder Moderate	283,803	256,754	201,685	0.020
Columbia Portfolio Builder Moderate Aggressive	236,213	222,425	186,977	0.020
Columbia Portfolio Builder Moderate Conservative	100,373	91,647	75,988	0.020
For funds with fiscal period ending February 29
Columbia Equity Value(a)	370,489	430,923	391,620	0.060
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	18,960	26,349	31,739	0.080
Columbia Recovery and Infrastructure	505,738	393,602	199,325	0.060

Statement of Additional Information – October 1, 2012	Page 119

	Administrative services fees paid in:						Effective Fee Rate
Fund	2012		2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$96,772		$2,220	(b)	N/A		0.080%
Columbia Absolute Return Enhanced Multi-Strategy	80,916		4,247	(c)	N/A		0.080
Columbia Absolute Return Multi-Strategy	143,094		6,945	(c)	N/A		0.080
Columbia Active Portfolios – Diversified Equity Income	35,913	(d)	N/A		N/A		0.050
Columbia Commodity Strategy	10,787	(e)	N/A		N/A		0.080
Columbia Diversified Equity Income(f)	1,241,940		2,237,285		$2,189,480		0.050
Columbia Dividend Opportunity(g)	1,436,783		911,737		681,093		0.050
Columbia Flexible Capital Income	22,256	(e)	N/A		N/A		0.060
Columbia High Yield Bond	1,044,473		1,148,320		1,077,547		0.060
Columbia Mid Cap Value Opportunity(h)	634,373		1,178,639		1,176,703		0.050
Columbia Multi-Advisor Small Cap Value	288,940		332,878		300,718		0.080
Columbia Select Large-Cap Value(i)	131,059		291,123		213,950		0.060
Columbia Select Smaller-Cap Value(j)	134,853		359,260		332,614		0.080
Columbia Seligman Communications and Information(k)	812,545		1,924,770		1,848,982		0.050
Columbia U.S. Government Mortgage	836,349		227,058		181,856		0.070
	2011		2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	353,645		282,996		253,669		0.070
Columbia Income Opportunities	849,422		499,304		219,083		0.070
Columbia Inflation Protected Securities	375,558		451,332		515,776		0.070
Columbia Large Core Quantitative	1,858,033		1,911,088		1,094,618		0.050
Columbia Limited Duration Credit	476,431		317,896		123,147		0.070
Columbia Money Market	1,289,536		1,551,462		2,132,989		0.050
For funds with fiscal period ending August 31
Columbia Diversified Bond	2,918,620		2,608,739		2,122,615		0.060
Columbia Marsico Flexible Capital(l)	50,808		N/A		N/A		0.060
Columbia Minnesota Tax-Exempt	248,745		235,979		212,293		0.070
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	410,431		428,326		203,583		0.060
Columbia Large Value Quantitative	195,904		160,909		69,490		0.060
Columbia Strategic Allocation	737,125		890,778		962,590		0.070
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	144,680		162,872		417,444		0.080
Columbia Asia Pacific ex-Japan	412,388		172,133		7,807	(m)	0.080
Columbia Emerging Markets Bond	223,177		197,667		146,703		0.080
Columbia Emerging Markets Opportunity	487,573		491,606		280,656		0.080
Columbia European Equity	169,966		56,787		50,304		0.080
Columbia Frontier	99,107		76,326		10,073	*	0.080
Columbia Global Bond	383,033		400,481		401,109		0.080
Columbia Global Equity	363,610		366,549		340,869		0.080
Columbia Global Extended Alpha	9,339		6,913		4,908		0.080
Columbia Multi-Advisor International Value	426,248		568,821		651,133		0.080
Columbia Seligman Global Technology	375,435		405,545		102,757	*	0.070
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	408,892		455,742		453,062		0.070
Columbia Government Money Market(n)	71,002		84,123		41,094	*	0.060
Columbia Mid Cap Growth Opportunity	574,048		549,847		339,961		0.060

*	Prior to June 15, 2009 for Columbia Seligman Global Technology and Columbia Government Money Market and prior to June 29, 2009 for Columbia Frontier the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

Statement of Additional Information – October 1, 2012	Page 120

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $1,985,768 and the effective fee rate was 0.050%.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the administrative services fees paid were $642,082 and the effective fee rate was 0.060%.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the administrative services fees paid were $946,227 and the effective fee rate was 0.050%.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $76,758 and the effective fee rate was 0.060%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $96,841 and the effective fee rate was 0.080%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the administrative services fees paid were $868,517 and the effective fee rate was 0.050%. Prior to June 29, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(m)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

TRANSFER AGENCY SERVICES

The funds have a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

For each share class other than Class I shares, the funds pay the transfer agent an open account fee determined by multiplying the number of open accounts by the annual rate of $21.00. Prior to July 1, 2012, the annual rate was $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition to the per-account fee, the fund pays their transfer agent (a) a fee with respect to Class A, Class B, Class C, Class R, Class R4 (beginning November 1, 2012), Class T, Class W and Class Z at the annual rate of 0.20% of the average aggregate value of shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc., for which the transfer agent is reimbursed $16 annually, calculated monthly based on the total number of positions in which accounts at the end of such month) or (b) a fee with respect to Class K and Class R5 shares of 0.05% of the average aggregate value of shares maintained in omnibus accounts, provided that total transfer agency fees for Class K and Class R5 shares, including reimbursements, shall not exceed 0.05%. (Neither Class I shares not Class Y shares are subject to these fees relating to omnibus accounts.) Prior to November 1, 2012, Class R4 shares are subject to a lower transfer agency fee equal to (i) an annual fee of $21 per account and (ii) 0.05% of the average aggregate value of shares maintained in omnibus accounts.

Statement of Additional Information – October 1, 2012	Page 121

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. Class I shares do not pay transfer agency fees. Effective November 1, 2012, Class Y shares will not pay transfer agency fees for at least 12 months.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class K shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to Class K shares.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

Prior to November 1, 2012, Class R4 shares were also subject to the Plan Administration Services Agreement and the related fee.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”), an indirect wholly-owned subsidiary of Columbia Management, 225 Franklin Street, Boston, MA 02110, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. Sales Charges Paid to Distributor

	Sales charges paid to Distributor			Amount retained after paying commissions and other expenses
Fund	2012	2011	2010	2012	2011	2010
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$928,898	$322,807	$245,462	$91,353	$(27,665)	$(86,426)
Columbia Portfolio Builder Aggressive	1,399,274	1,574,105	1,656,276	308,923	394,806	417,384
Columbia Portfolio Builder Conservative	368,743	504,954	524,245	(102,293)	(10,703)	8,450
Columbia Portfolio Builder Moderate	2,982,585	3,173,653	2,911,626	283,038	452,841	507,020
Columbia Portfolio Builder Moderate Aggressive	2,893,670	3,162,530	3,171,640	522,545	697,760	795,856
Columbia Portfolio Builder Moderate Conservative	891,705	837,605	885,194	(24,766)	30,760	111,387
For funds with fiscal period ending February 29
Columbia Equity Value(a)	135,386	227,960	245,798	11,525	45,473	28,520
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	8,248	18,664	44,207	(14,861)	(10,510)	2,401
Columbia Recovery and Infrastructure	817,596	359,158	1,817,351	196,860	(630,992)	337,598

Statement of Additional Information – October 1, 2012	Page 122

	Sales charges paid to Distributor						Amount retained after paying commissions and other expenses
Fund	2012		2011		2010		2012	2011		2010
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	$271		$0	(b)	N/A		$66	$0	(b)	N/A
Columbia Absolute Return Enhanced Multi-Strategy	184,779		47,292	(c)	N/A		66,341	12,337	(c)	N/A
Columbia Absolute Return Multi-Strategy	54,508		16,127	(c)	N/A		(6,792)	(743	)(c)	N/A
Columbia Active Portfolios – Diversified Equity Income	0	(d)	N/A		N/A		0 (d)	N/A		N/A
Columbia Commodity Strategy	0	(e)	N/A		N/A		0 (e)	N/A		N/A
Columbia Diversified Equity Income(f)	985,710		1,994,909		$2,471,025		100,190	280,285		$469,210
Columbia Dividend Opportunity(g)	3,377,748		1,576,417		1,058,723		1,594,822	444,443		175,949
Columbia Flexible Capital Income	11,959	(e)	N/A		N/A	(e)	4,109	N/A		N/A
Columbia High Yield Bond	973,589		941,458		1,321,507		162,621	133,482		297,716
Columbia Mid Cap Value Opportunity(h)	266,582		637,323		740,978		(4,014)	61,919		27,902
Columbia Multi-Advisor Small Cap Value	177,139		282,634		305,205		14,745	66,160		56,453
Columbia Select Large-Cap Value(i)	42,518		120,151		120,615		38,014	98,112		88,311
Columbia Select Smaller-Cap Value(j)	52,720		202,206		183,546		11,205	68,532		33,457
Columbia Seligman Communications and Information(k)	1,110,624		2,580,026		3,163,223		1,000,123	2,320,119		2,702,884
Columbia U.S. Government Mortgage	522,439		115,517		109,683		263,615	16,143		(17,796)
	2011		2010		2009		2011	2010		2009
For funds with fiscal period ending July 31
Columbia Floating Rate	594,876		240,774		189,836		46,944	(11,075)		11,806
Columbia Income Opportunities	863,014		1,196,954		951,690		61,113	271,045		251,745
Columbia Inflation Protected Securities	146,207		236,120		332,292		(11,904)	15,969		101,013
Columbia Large Core Quantitative	529,681		1,610,548		261,402		(468,394)	377,765		67,822
Columbia Limited Duration Credit	594,441		1,033,053		145,544		(110,348)	119,494		17,573
Columbia Money Market	67,101		106,803		367,743		67,101	106,058		367,712
For funds with fiscal period ending August 31
Columbia Diversified Bond	933,524		1,584,251		1,922,949		56,931	77,260		(92,219)
Columbia Marsico Flexible Capital	173,179	(l)	N/A		N/A		59,141 (l)	N/A		N/A
Columbia Minnesota Tax-Exempt	376,847		551,051		406,782		(64,338)	2,712		84,001
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	45,329		66,276		69,425		14,046	20,395		15,099
Columbia Large Value Quantitative	34,889		8,953		2,270		24,983	2,821		566
Columbia Strategic Allocation	929,592		1,306,148		2,055,294		98,387	98,496		347,495
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	11,309		16,140		118,256		(13,185)	(14,128)		40,664
Columbia Asia Pacific ex-Japan	5,187		0	(m)	N/A		3,826	0	(m)	N/A
Columbia Emerging Markets Bond	469,999		203,192		70,770		318,887	90,529		28,245
Columbia Emerging Markets Opportunity	530,826		724,041		558,505		108,836	173,575		140,308
Columbia European Equity	60,164		76,299		68,398		16,268	23,361		19,191
Columbia Frontier	45,826		39,206		1,357		5,423	7,033		735
Columbia Global Bond	138,452		222,999		218,412		15,289	26,401		32,697
Columbia Global Equity	224,680		283,968		361,007		33,788	38,823		60,748
Columbia Global Extended Alpha	42,581		8,879		8,674		25,952	2,679		3,445
Columbia Multi-Advisor International Value	240,883		400,262		580,503		24,070	47,685		68,413
Columbia Seligman Global Technology	430,051		584,870		221,563		253,578	334,231		184,936

Statement of Additional Information – October 1, 2012	Page 123

	Sales charges paid to Distributor			Amount retained after paying commissions and other expenses
Fund	2011	2010	2009	2011	2010	2009
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	$313,281	$572,842	$477,836	$9,328	$126,310	$100,280
Columbia Government Money Market(n)	16,185	14,410	22,845	16,185	14,356	22,830
Columbia Mid Cap Growth Opportunity	410,627	514,901	453,947	73,602	127,719	131,709

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. For the fiscal year ended 2012, the information shown is for the period from April 1, 2011 to Feb. 29, 2012. For fiscal years ended 2011 and 2012, the information shown is from April 1, 2010 to March 31, 2011 and April 1, 2009 to March 31, 2010, respectively.

(b)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(c)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $3,383,179 and the amount retained after paying commissions and other expenses was $496,151.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from July 1, 2010 to June 30, 2011 and July 1, 2009 to June 30, 2010, respectively. For the fiscal year from July 1, 2008 to June 30, 2009, the sales charges paid were $798,182 and the amount retained after paying commissions and other expenses was $39,934.

(h)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Oct. 1, 2010 to Sept. 30, 2011 and Oct. 1, 2009 to Sept. 30, 2010, respectively. For the fiscal year from Oct. 1, 2008 to Sept. 30, 2009, the sales charges paid were $954,172 and the amount retained after paying commissions and other expenses was $207,568.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $83,550 and the amount retained after paying commissions and other expenses was $72,301.

(j)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $73,571 and the amount retained after paying commissions and other expenses was $39,883.

(k)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For fiscal years ended 2011 and 2010, the information shown is from Jan. 1, 2011 to Dec. 31, 2011 and Jan. 1, 2010 to Dec. 31, 2010, respectively. For the fiscal year from Jan. 1, 2009 to Dec. 31, 2009, the sales charges paid were $3,487,463 and the amount retained after paying commissions and other expenses was $3,197,170.

(l)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(m)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(n)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. For the fiscal year ended 2011, the information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011. For fiscal years ended 2010 and 2009, the information shown is from Jan. 1, 2010 to Dec. 31, 2010 and Jan. 1, 2009 to Dec. 31, 2009, respectively.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

Statement of Additional Information – October 1, 2012	Page 124

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)
Class B	0.75%	0.25%	1.00%(b)
Class C	0.75%	0.25%	1.00%(a)
Class I	None	None	None
Class K	None	0.25%(c)	0.25%(c)
Class R	up to 0.50%	up to 0.25%	0.50%(a),(d)
Class R4	None	None	None
Class R5	None	None	None
Class W	up to 0.25%	up to 0.25%	0.25%(a)
Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c)	The shareholder service fees for Class K (formerly Class R4) shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class K shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

(d)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

Prior to November 1, 2012, Class R4 shares were subject to a distribution fee of 0.25% and a service fee that is not paid pursuant to a 12b-1 plan of 0.25%.

Statement of Additional Information – October 1, 2012	Page 125

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 22. 12b-1 Fees

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For funds with fiscal period ending January 31
Columbia Income Builder Fund	$1,480,409	$407,933	$461,473	$24	N/A	N/A	N/A
Columbia Portfolio Builder Aggressive	1,202,263	572,842	326,036	14	N/A	N/A	N/A
Columbia Portfolio Builder Conservative	575,150	296,544	312,030	13	N/A	N/A	N/A
Columbia Portfolio Builder Moderate	2,966,419	1,327,245	985,492	64	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Aggressive	2,480,076	1,191,854	688,261	13	N/A	N/A	N/A
Columbia Portfolio Builder Moderate Conservative	1,039,348	455,463	403,117	14	N/A	N/A	N/A
For funds with fiscal period ending February 29
Columbia Equity Value(a)	1,473,424	206,910	39,614	125	$17	N/A	$16,446
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity	50,946	6,944	26,038	N/A	N/A	N/A	N/A
Columbia Recovery and Infrastructure	1,310,666	176,205	430,769	1,069	N/A	N/A	N/A
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro	263	25	25	13	N/A	N/A	71,244
Columbia Absolute Return Enhanced Multi-Strategy	107,278	739	38,612	14	N/A	N/A	29,813
Columbia Absolute Return Multi-Strategy	89,936	1,408	40,581	12	N/A	N/A	61,184
Columbia Active Portfolios – Diversified Equity Income(b)	151,442	N/A	N/A	N/A	N/A	N/A	N/A
Columbia Commodity Strategy(c)	N/A	N/A	N/A	N/A	N/A	N/A	5
Columbia Diversified Equity Income(d)	5,077,594	1,003,096	393,212	38,114	96,658	N/A	6
Columbia Dividend Opportunity(e)	5,005,889	487,813	809,770	9,215	N/A	N/A	43,337
Columbia Flexible Capital Income(c)	7,364	N/A	748	10	N/A	N/A	2,730
Columbia High Yield Bond	2,973,502	391,250	722,522	35,506	18,657	N/A	124,092
Columbia Mid Cap Value Opportunity(f)	1,557,669	356,346	239,324	52,596	87,653	N/A	6
Columbia Multi-Advisor Small Cap Value	678,460	209,901	91,536	14,201	6,607	N/A	N/A
Columbia Select Large-Cap Value(g)	266,072	13,140	197,518	23,835	N/A	N/A	33,703
Columbia Select Smaller-Cap Value(h)	326,671	59,042	155,353	21,497	N/A	N/A	N/A
Columbia Seligman Communications and Information(i)	2,972,107	240,819	3,097,616	94,009	28	N/A	N/A
Columbia U.S. Government Mortgage	1,400,959	102,783	208,078	N/A	N/A	N/A	N/A
For funds with fiscal period ending July 31
Columbia Floating Rate	883,275	118,867	355,882	250	N/A	N/A	11
Columbia Income Opportunities	1,555,194	389,119	849,581	14	N/A	N/A	6
Columbia Inflation Protected Securities	687,482	132,836	170,856	8,927	N/A	N/A	98,695
Columbia Large Core Quantitative	7,097,899	1,563,265	233,949	12,985	1	N/A	562,882
Columbia Limited Duration Credit	1,128,924	118,326	587,085	N/A	N/A	N/A	8,465
Columbia Money Market	N/A	181,782	N/A	N/A	N/A	N/A	N/A
For funds with fiscal period ending August 31
Columbia Diversified Bond	8,411,698	968,237	575,759	4,534	29	N/A	1,243,293
Columbia Marsico Flexible Capital(j)	73,108	N/A	42,807	26	N/A	N/A	N/A
Columbia Minnesota Tax-Exempt	832,167	46,928	222,304	N/A	N/A	N/A	N/A
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative	879,911	24,630	19,012	45	N/A	N/A	304,053
Columbia Large Value Quantitative	23,190	10,377	11,695	38	N/A	$120,792	299,319
Columbia Strategic Allocation	2,277,282	678,292	350,699	21	N/A	N/A	N/A

Statement of Additional Information – October 1, 2012	Page 126

Fund	Class A	Class B	Class C	Class R	Class R4*	Class T	Class W
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	$125,950	$8,800	$40,165	N/A	N/A	N/A	$152,559
Columbia Asia Pacific ex-Japan	1,073	N/A	315	$73	N/A	N/A	N/A
Columbia Emerging Markets Bond	296,587	34,679	107,474	N/A	N/A	N/A	175,801
Columbia Emerging Markets Opportunity	1,223,131	328,266	355,394	69,831	N/A	N/A	6
Columbia European Equity	174,359	36,259	14,936	N/A	N/A	N/A	N/A
Columbia Frontier	175,785	62,186	111,678	620	N/A	N/A	N/A
Columbia Global Bond	576,522	148,822	58,417	27	N/A	N/A	150,398
Columbia Global Equity	988,842	227,384	156,879	329	N/A	N/A	11
Columbia Global Extended Alpha	13,933	2,990	2,446	55	N/A	N/A	N/A
Columbia Multi-Advisor International Value	922,930	395,106	77,683	N/A	N/A	N/A	N/A
Columbia Seligman Global Technology	1,017,097	175,044	791,804	49,664	N/A	N/A	N/A
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	1,440,043	54,308	90,240	N/A	N/A	N/A	N/A
	N/A	19,126	N/A	N/A	N/A	N/A	N/A
Columbia Mid Cap Growth Opportunity	2,114,028	475,159	120,658	354	$72	N/A	N/A

*	Prior to November 1, 2012, Class R4 shares were subject to a distribution fee. The figures in this column represent fees for periods prior to such date.

(a)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the period from April 1, 2011 to Feb. 29, 2012.

(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(d)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $9,333,875 for Class A, $2,361,615 for Class B, $683,048 for Class C, $57,984 for Class R, $268,935 for Class R3 and $9 for Class W.

(e)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year from July 1, 2010 to June 30, 2011, the 12b-1 fees paid were $3,283,855 for Class A, $620,403 for Class B, $336,200 for Class C, $1,547 for Class R, $2 for Class R3 and $30,434 for Class W.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012. For the fiscal year from Oct. 1, 2010 to Sept. 30, 2011, the 12b-1 fees paid were $3,114,202 for Class A, $890,448 for Class B, $468,277 for Class C, $93,316 for Class R, $177,082 for Class R3 and $10 for Class W.

(g)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $683,328 for Class A, $41,439 for Class B, $484,328 for Class C, $55,934 for Class R and $51,090 for Class W.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $863,549 for Class A, $208,219 for Class B, $449,212 for Class C, and $67,844 for Class R.

(i)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012. For the fiscal year from Jan. 1, 2011 to Dec. 31, 2011, the 12b-1 fees paid were $7,201,633 for Class A, $712,226 for Class B, $7,456,504 for Class C, $241,668 for Class R and $117 for Class R3.

(j)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(k)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. The information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011.

Statement of Additional Information – October 1, 2012	Page 127

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of June 30, 2012 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 23. Unreimbursed Distribution Expenses

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia 120/20 Contrarian Equity Fund	$65,000	12.29%	$16,000	0.62%
Columbia Absolute Return Currency and Income Fund	57,000	9.83%	24,000	0.89%
Columbia Absolute Return Enhanced Multi-Strategy Fund	4,000	4.39%	27,000	0.48%
Columbia Absolute Return Multi-Strategy Fund	13,000	7.65%	23,000	0.45%
Columbia AMT-Free Tax-Exempt Bond Fund	294,000	8.39%	95,000	0.75%
Columbia Asia Pacific ex-Japan Fund	N/A	N/A	1,000	2.17%
Columbia Diversified Bond Fund	6,198,000	11.09%	833,000	1.37%
Columbia Diversified Equity Income Fund	10,395,000	7.35%	726,000	1.28%
Columbia Dividend Opportunity Fund	3,403,000	5.74%	1,152,000	0.73%
Columbia Emerging Markets Bond Fund	122,000	3.91%	279,000	0.76%
Columbia Emerging Markets Opportunity Fund	651,000	3.70%	1,362,000	6.03%
Columbia Equity Value Fund	1,004,000	5.80%	54,000	1.37%
Columbia European Equity Fund	114,000	5.86%	27,000	1.77%
Columbia Floating Rate Fund	817,000	8.98%	324,000	0.72%
Columbia Frontier Fund	308,000	9.33%	1,311,000	13.15%
Columbia Global Bond Fund	845,000	10.41%	90,000	1.33%
Columbia Global Equity Fund	900,000	6.43%	1,441,000	7.84%
Columbia Global Extended Alpha Fund	41,000	11.57%	13,000	1.33%
Columbia Government Money Market Fund	118,000	5.36%	2,523,000	19.11%
Columbia High Yield Bond Fund	2,559,000	7.40%	8,598,000	11.16%
Columbia Income Builder Fund	4,622,000	11.85%	508,000	0.68%
Columbia Income Opportunities Fund	1,217,000	4.08%	332,000	0.25%
Columbia Inflation Protected Securities Fund	985,000	10.24%	203,000	0.94%
Columbia Large Core Quantitative Fund	7,885,000	7.31%	1,296,000	5.06%
Columbia Large Growth Quantitative Fund	115,000	6.93%	23,000	0.91%
Columbia Large Value Quantitative Fund	4,000	0.44%	2,000	0.11%
Columbia Limited Duration Credit Fund	663,000	7.79%	690,000	0.79%
Columbia Marsico Flexible Capital Fund	N/A	N/A	46,000	0.41%
Columbia Mid Cap Growth Opportunity Fund	1,409,000	5.47%	102,000	1.14%
Columbia Mid Cap Value Opportunity Fund	3,637,000	7.41%	376,000	1.23%
Columbia Minnesota Tax-Exempt fund	139,000	0.28%	285,000	0.86%
Columbia Money Market Fund	4,882,000	172.21%	297,000	2.80%
Columbia Multi-Advisor International Value Fund	2,521,000	16.31%	144,000	3.13%
Columbia Multi-Advisor Small Cap Value Fund	1,266,000	7.35%	124,000	1.41%
Columbia Portfolio Builder Aggressive Fund	2,086,000	4.46%	226,000	0.66%
Columbia Portfolio Builder Conservative Fund	1,961,000	8.35%	273,000	0.70%
Columbia Portfolio Builder Moderate Aggressive Fund	4,858,000	4.90%	1,248,000	1.60%
Columbia Portfolio Builder Moderate Conservative Fund	2,789,000	6.97%	394,000	0.77%
Columbia Portfolio Builder Moderate Fund	6,611,000	5.81%	1,698,000	1.46%

Statement of Additional Information – October 1, 2012	Page 128

	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Columbia Recovery and Infrastructure Fund	$39,000	0.29%	$92,000	0.25%
Columbia Select Large-Cap Value Fund	51,000	1.91%	2,864,000	6.38%
Columbia Select Smaller-Cap Value Fund	793,000	6.35%	2,684,000	7.87%
Columbia Seligman Communications and Information Fund	339,000	0.70%	20,716,000	3.05%
Columbia Seligman Global Technology Fund	277,000	2.54%	4,555,000	6.45%
Columbia Strategic Allocation Fund	4,414,000	9.36%	375,000	1.20%
Columbia U.S. Government Mortgage Fund	710,000	8.49%	251,000	0.72%

PAYMENTS TO FINANCIAL INTERMEDIARIES

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. For purposes of this section the term “financial intermediary” includes any insurance company, broker/dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan or other third party administrator and any other institution, including Ameriprise Financial and its affiliates, having a selling, services or any similar agreement with the distributor and other Ameriprise Financial affiliates.

The distributor and other Ameriprise Financial affiliates may pay additional compensation to selected financial intermediaries, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the funds.

These additional payments by the distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the distributor and other Ameriprise Financial affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a fund will receive as proceeds from such sales or the distribution fees and expenses paid by the fund as shown under the heading Fees and Expenses of the Fund in the fund’s prospectuses.

Marketing Support Payments

The distributor and the investment manager may make payments, from their own resources, to certain financial intermediaries, including other Ameriprise Financial affiliates, for marketing support services relating to the Fund Family (Funds), including, but not limited to, business planning assistance, educating financial intermediary personnel about the funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the distributor attributable to that financial intermediary, gross sales of the Funds distributed by the distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.50% on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the funds attributable to that intermediary. The distributor and the investment manager may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain financial intermediaries, including affiliates of Bank of America Corporation. Such increased payments to a financial intermediary may enable the financial intermediary to offset credits that it may provide to customers.

Statement of Additional Information – October 1, 2012	Page 129

As of the date of this SAI, the distributor and/or the investment manager had agreed to make marketing support payments with respect to the funds to the financial intermediaries or their affiliates shown below.

•	The 401k Company
•	ADP Broker-Dealer, Inc.
•	AIG/American General
•	American Century Investment Management, Inc.
•	Ameriprise Financial Services, Inc.
•	Ascensus, Inc.
•	AXA Advisors
•	Benefit Plans Administrative Services, Inc.
•	Boston Financial Data Services, Inc.
•	Charles Schwab Trust Company
•	Charles Schwab and Company, Inc.
•	City National Bank
•	Clearview Correspondent Services
•	Commonwealth Financial Network
•	CPI Qualified Plan Consultants
•	Daily Access Concepts
•	Davenport & Company
•	Digital Retirement Solutions, Inc.
•	Edward D Jones & Co., L.P.
•	Expertplan, Inc.
•	Fidelity Brokerage Services/National Financial Services
•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company
•	Financial West Investment Group
•	FTJ Fund Choice, LLC
•	Genworth
•	GWFS Equities, Inc.
•	Hartford Life Insurance Company
•	Hartford Securities Distribution Company, Inc.
•	Hewitt Associates
•	ICMA Retirement Corp.
•	ING Institutional Plan Services, LLC
•	ING Life Insurance and Annuity Company
•	Janney Montgomery Scott, Inc.
•	J.J.B. Hilliard, W.L. Lyons, Inc.
•	J.P. Morgan Chase Bank, N.A.
•	J.P. Morgan Retirement Plan Services, LLC
•	John Hancock Life Insurance Company
•	John Hancock Life Insurance Company New York
•	Kaufman and Globe Associates
•	Lincoln Financial Advisor Corp.
•	Lincoln Investment Planning
•	Lincoln Retirement Services Company LLC
•	LPL Financial Corporation
•	Marshall & Illsley Trust Company, N.A.
•	Massachusetts Mutual Life Insurance Company
•	MSCS Financial Services, LLC (Matrix)
•	Mercer HR Services, LLC
•	Merrill Lynch Life Insurance Company
•	Merrill Lynch, Pierce, Fenner & Smith, Inc.
•	Mid Atlantic Capital Corporation
•	Minnesota Life Insurance Company
•	Monumental Life Insurance Co.
•	Morgan Keegan & Company
•	Morgan Stanley Smith Barney
•	Nationwide Investment Services
•	Newport Retirement Services, Inc.
•	NYLife Distributors LLC
•	Oppenheimer & Co. Inc.
•	Plan Administrators, Inc.
•	Pension Specialists
•	Pershing
•	PNC Bank, N.A.
•	Princeton Retirement Group, Inc.
•	Principal Life Insurance Company
•	Prudential Insurance Company of America/Prudential Investments Retirement Services
•	Prudential Investment Management Services LLC/ Prudential Investments LLC
•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.
•	RBC Capital Markets Corporation
•	Reliance Trust Company
•	Ridge Clearing & Outsourcing
•	R.W. Baird
•	Scott and Stringfellow
•	Securities America, Inc.
•	Standard Retirement Services, Inc.
•	Standard Insurance Company
•	Southwest Securities
•	State of NY – Deferred Compensation Board of the State of New York
•	Sterne Agee Financial Services, Inc.
•	Stifel Nicolaus & Co.
•	T. Rowe Price Retirement Plan Services, Inc.
•	TD Ameritrade Trust Company
•	The Retirement Plan Company, LLC
•	TIAA CREF
•	UBS Financial Services, Inc.
•	UMB Bank
•	Unified Trust
•	Upromise Investments, Inc.
•	U.S. Trust
•	USAA Investment Management Company
•	Valic Retirement Services Company
•	The Vanguard Group, Inc. & Vanguard Marketing Corp.
•	Vertical Management Systems, Inc.
•	Wells Fargo Bank, N.A.
•	Wells Fargo Funds Management, LLC
•	Wilmington Trust Company
•	Wilmington Trust Retirement and Institutional Services Company

Statement of Additional Information – October 1, 2012	Page 130

Other Payments

From time to time, the distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the distributor may include financial assistance to financial intermediaries that enable the distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The distributor makes payments for entertainment events it deems appropriate, subject to the distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a conflict of interest or financial incentive for recommending a particular fund or a particular share class over other funds or share classes. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, may be separately incented to include shares of the funds in Contracts offered by affiliated insurance companies, as employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the distributor and the investment manager, and the products they offer, including the funds.

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the funds and their Board, and to provide any other services to the Board or the Independent Trustees, as may be reasonably requested.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES

As described herein and in its prospectus, Columbia Commodity Strategy Fund may invest up to 25% of its total assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). At the commencement of operations of Columbia Commodity Strategy Fund it is expected that, initially, one wholly-owned subsidiary of Columbia Commodity Strategy Fund will operate to provide the Fund with exposure to the commodities markets. The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at the offices of P.O. Box 309, Ugland House, Grand Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors. However, the Board of Columbia Commodity Strategy Fund maintains oversight responsibility for investment activities of

Statement of Additional Information – October 1, 2012	Page 131

the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The following individuals serve as Directors of the Subsidiary:

Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008-January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Treasurer, Columbia Funds, October 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006
Christopher C. Thompson 225 Franklin Street Boston, MA 02110 1964	Director since 2011	Senior Vice President and Head of Product Management and Marketing, Columbia Management Investment Advisers, LLC since May 2010; Managing Director and Heal of Product Management, Putnam Investments, 2007-2010; Head of Defined Contribution Investment Only Business, Putnam Investments, 2005-2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Director since 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

As noted above, Columbia Management is responsible for the Subsidiary’s day-to-day business pursuant to an Addendum to Columbia Commodity Strategy Fund’s Investment Management Services Agreement with Columbia Management and Threadneedle selects the Subsidiary’s investments pursuant to an Addendum to the subadvisory agreement with Columbia Management. Under these agreements, Columbia Management and Threadneedle provide the Subsidiary with the same type of management and subadvisory services, under the same terms, as are provided to Columbia Commodity Strategy Fund. Additionally, pursuant to the terms of an Addendum to Columbia Commodity Strategy Fund’s Administrative Services Agreement, Columbia Management provides administrative services to the Subsidiary.

The Subsidiary has entered into a separate contract for the provision of custodian services with the funds’ custodian, JPMorgan Chase Bank, N.A. (JPMorgan). The Subsidiary has also entered into arrangements with Ernst & Young LLP to serve as the Subsidiary’s independent auditor. In managing the Subsidiary’s investment portfolio, and in adhering to Columbia Commodity Strategy Fund’s compliance policies and procedures, Columbia Management will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. The Chief Compliance Officer makes periodic reports to the Board of Columbia Commodity Strategy Fund regarding the management and operations of the Subsidiary.

The Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives. Columbia Commodity Strategy Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.

Please refer to the section titled “Taxes — The Subsidiary” for information about certain tax aspects of Columbia Commodity Strategy Fund’s investment in the Subsidiary.

Statement of Additional Information – October 1, 2012	Page 132

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the Columbia and RiverSource funds, have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single Board member.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Statement of Additional Information – October 1, 2012	Page 133

Table 24. Fund History Table

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Funds Series Trust II(1),(2)	1/27/06		Business Trust	MA	4/30
Columbia 120/20 Contrarian Equity Fund		10/18/07			4/30	Yes
Columbia Absolute Return Currency and Income Fund		6/15/06			10/31	Yes
Columbia Absolute Return Emerging Markets Macro Fund		4/11/11			5/31	No
Columbia Absolute Return Enhanced Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Absolute Return Multi-Strategy Fund		4/7/11			5/31	Yes
Columbia Active Portfolios – Diversified Equity Income Fund		4/20/12			5/31	Yes
Columbia AMT-Free Tax-Exempt Bond Fund(3)		11/24/76			11/30	Yes
Columbia Asia Pacific ex-Japan Fund(3)		7/15/09			10/31	Yes
Columbia Commodity Strategy Fund		7/28/11			5/31	Yes
Columbia Diversified Bond Fund(4)		10/3/74			8/31	Yes
Columbia Diversified Equity Income Fund		10/15/90			5/31(16)	Yes
Columbia Dividend Opportunity Fund(5)		8/1/88			5/31(6)	Yes
Columbia Emerging Markets Bond Fund		2/16/06			10/31	No
Columbia Emerging Markets Opportunity Fund(3),(7),(8)		11/13/96			10/31	Yes
Columbia Equity Value Fund		5/14/84			2/29(9)	Yes
Columbia European Equity Fund(7),(8)		6/26/00			10/31	Yes
Columbia Flexible Capital Income Fund		7/28/11			5/31	Yes
Columbia Floating Rate Fund		2/16/06			7/31	Yes
Columbia Frontier Fund		12/10/84			10/31	Yes
Columbia Global Bond Fund		3/20/89			10/31	No
Columbia Global Equity Fund(7),(8),(10)		5/29/90			10/31	Yes
Columbia Global Extended Alpha Fund		8/1/08			10/31	Yes
Columbia Government Money Market Fund(11)		1/31/77			11/30(12)	Yes
Columbia High Yield Bond Fund(4)		12/8/83			5/31	Yes
Columbia Income Builder Fund(3)		2/16/06			1/31(13)	Yes
Columbia Income Opportunities Fund		6/19/03			7/31	Yes
Columbia Inflation Protected Securities Fund		3/4/04			7/31	No
Columbia Large Core Quantitative Fund(3),(14)		4/24/03			7/31	Yes
Columbia Large Growth Quantitative Fund(3)		5/17/07			9/30	Yes
Columbia Large Value Quantitative Fund(3)		8/1/08			9/30	Yes
Columbia Limited Duration Credit Fund(3)		6/19/03			7/31	Yes
Columbia Marsico Flexible Capital Fund		9/28/10			8//31	Yes
Columbia Mid Cap Growth Opportunity Fund(3),(14)		6/4/57			11/30	Yes
Columbia Mid Cap Value Opportunity Fund(3)		2/14/02			5/31(16)	Yes
Columbia Minnesota Tax-Exempt Fund		8/18/86			7/31(15)	No
Columbia Money Market Fund(3)		10/6/75			7/31	Yes
Columbia Multi-Advisor International Value Fund(3),(8)		9/28/01			10/31	Yes
Columbia Multi-Advisor Small Cap Value Fund(3),(8)		6/18/01			5/31	Yes
Columbia Portfolio Builder Aggressive Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Conservative Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Conservative Fund		3/4/04			1/31	Yes
Columbia Portfolio Builder Moderate Fund		3/4/04			1/31	Yes
Columbia Recovery and Infrastructure Fund		2/19/09			4/30	Yes
Columbia Select Large-Cap Value Fund(3)		4/25/97			5/31(17)	Yes
Columbia Select Smaller-Cap Value Fund(3)		4/25/97			5/31(17)	Yes
Columbia Seligman Communications and Information Fund(3)		6/23/83			5/31(17)	Yes
Columbia Seligman Global Technology Fund(3)		5/23/94			10/31	Yes

Statement of Additional Information – October 1, 2012	Page 134

Fund*	Date of Organization	Date Began Operations	Form of Organization	State of Organization	Fiscal Year End	Diversified**
Columbia Strategic Allocation Fund(14)		1/23/85			9/30	Yes
Columbia U.S. Government Mortgage Fund		2/14/02			5/31	Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.
**	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.
(1)	Prior to March 7, 2011, Columbia Funds Series Trust II was known as RiverSource Series Trust. Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.
(2)	Prior to March 7, 2011, certain of the funds were organized as series under various Minnesota and Maryland corporations.
(3)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.
(4)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund and Extra Income Fund changed its name to High Yield Bond Fund.
(5)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.
(6)	Effective in 2012, the fiscal year end was changed from June 30 to May 31.
(7)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund and Global Equity Fund changed its name to Threadneedle Global Equity Fund.
(8)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund.
(9)	Effective in 2012, the fiscal year end was changed from March 31 to February 29.
(10)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.
(11)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.
(12)	Effective in 2011, the fiscal year end was changed from Dec. 31 to Nov. 30.
(13)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.
(14)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, and Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund.
(15)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.
(16)	Effective in 2012, the fiscal year end was changed from Sept. 30 to May 31.
(17)	Effective in 2012, the fiscal year end was changed from Dec. 31 to May 31.

Statement of Additional Information – October 1, 2012	Page 135

Trustees and Officers

Shareholders elect the Board that oversees the funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Mr. John J. Nagorniak, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds’ Board (“Nations Funds”), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds (“RiverSource Funds”) effective June 1, 2011.

Table 25. Trustees

Independent Trustees

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	156	None	Audit, Board Governance, Compliance, Investment Review
Edward J. Boudreau, Jr. 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	149	Former Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	156	None	Audit, Investment Review

Statement of Additional Information – October 1, 2012	Page 136

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William P. Carmichael 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	149	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel); McMoRan Exploration Company (oil and gas exploration and development); former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)	Audit, Board Governance, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	156	None	Contracts, Compliance Investment Review
William A. Hawkins 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	149	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
R. Glenn Hilliard 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance) from September 2003-May 2011	149	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)	Contracts, Board Governance, Investment Review

Statement of Additional Information – October 1, 2012	Page 137

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College	156	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review
John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 12/06 for Legacy Seligman Funds, since 12/08 for RiverSource Funds and since 6/11 for Nations Funds	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	156	None	Audit, Board Governance, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	156	None	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	156	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Compliance, Investment Review
Minor M. Shaw 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President – Micco LLC (private investments)	149	Former Trustee, BofA Funds Series Trust (11 funds); Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina	Contracts, Board Governance, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., 2003 -2010 (biotechnology); former President, Aquila Biopharmaceuticals	156	Director, Healthways, Inc. (health management programs); Director, ICI Mutual Insurance Company, RRG; Director, Abt Associates (government contractor)	Contracts, Executive, Investment Review

Statement of Additional Information – October 1, 2012	Page 138

Interested Trustee Not Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero* 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President and Chief Executive Officer, Federal Reserve Bank of Philadelphia, 2000-2006	149	Director, Renaissance Reinsurance Ltd.; Trustee, Penn Mutual Life Insurance Company; Director, Citigroup; Director, Citibank, N.A.; former Trustee, BofA Funds Series Trust (11 funds)	Compliance, Investment Review

*	Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an “interested person” (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Statement of Additional Information – October 1, 2012	Page 139

Interested Trustee Affiliated with Investment Manager*

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. May 2010- September 2012; President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President –Chief Investment Officer, 2001-2005); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.	208	Trustee, Columbia Funds Series Trust I and Columbia Funds Variable Insurance Trust	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Statement of Additional Information – October 1, 2012	Page 140

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds’ other officers are:

Table 26. Fund Officers

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004 -April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008 - January 2009; Treasurer, Columbia Funds, October 2003 - May 2008
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President –Asset Management and Trust Company Services, 2006 – 2009)
Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959	Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006
Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-September 2007
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12	Vice President-Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - 2010
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004 – April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007 – April 2010

Statement of Additional Information – October 1, 2012	Page 141

Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004 – January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007 – April 2011 and of the Nations Funds, May 2010 – March 2011
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds	Vice President – Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President –Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998 – May 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006 – April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel, November 2008 – January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman), July 2008 – November 2008 and Managing Director and Associate General Counsel of Seligman, January 2005 – July 2008
Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America, June 2005 – April 2010

Responsibilities of Board with respect to fund management

The Board oversees management of the trusts and the funds (collectively, the “funds”). The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer (“CCO”), counsel to the Independent Trustees (as described below), and representatives of the funds’ service providers and overseeing Board Services.

The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The investment manager is responsible for day-to-day management and administration of the funds and management of the risks that arise from the funds’ investments and operations. The Board’s oversight of the investment manager and other service providers in the operation of the funds includes oversight with respect to various risk management functions. The funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the investment manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the funds’ investment management and business affairs. Each of the investment manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the

Statement of Additional Information – October 1, 2012	Page 142

trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the investment manager, subadvisers, the independent registered public accounting firm for the funds, and internal auditors for the investment manager or its affiliates, as appropriate, regarding risks faced by the funds and relevant risk functions. The Board also meets periodically with the funds’ CCO, to receive reports regarding the compliance of the funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the funds’ performance, and meets periodically with the portfolio managers of the funds to receive reports regarding the management of the funds, including various investment risks. As part of the Board’s periodic review of the funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.

Committees of the Board

The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the investment manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Trustees and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402- 3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee, as encapsulated in their bios included in Table 25.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

Statement of Additional Information – October 1, 2012	Page 143

PROFESSIONAL BACKGROUND
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X				X
Carlton	NY			X	X			X
Carmichael	IL	X		X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	CA	X
Lewis	MN		X				X
Maher	CT	X		X				X
Paglia	NY	X		X				X
Richie	MI	X			X
Santomero	PA		X	X	X		X	X
Shaw	SC	X		X
Taunton-Rigby	MA	X		X				X

With respect to the trusteeship of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Trustees’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citigroup, N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the investment manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.

Compliance Committee — Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the funds’ investment advisory, subadvisory (if any) and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.

Executive Committee — Acts, as needed, for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

Statement of Additional Information – October 1, 2012	Page 144

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 27. Committee Meetings

Fiscal Period	Board Governance Committee	Compliance Committee	Contracts Committee	Executive Committee	Investment Review Committee	Audit Committee
For funds with fiscal period ending January 31	6	5	6	0	6	7
For funds with fiscal period ending February 29	7	5	6	0	6	7
For funds with fiscal period ending April 30	7	5	6	1	6	7
For funds with fiscal period ending May 31	7	5	6	1	6	7
For funds with fiscal period ending June 30	6	5	6	0	6	8
For funds with fiscal period ending July 31	6	5	6	0	6	8
For funds with fiscal period ending August 31	6	5	6	0	6	8
For funds with fiscal period ending September 30	6	5	6	0	6	8
For funds with fiscal period ending October 31	5	5	6	0	5	7
For funds with fiscal period ending November 30	6	5	6	0	6	8
For funds with fiscal period ending December 31	6	5	6	0	6	7

Statement of Additional Information – October 1, 2012	Page 145

TRUSTEES HOLDINGS

The following table shows the Trustees’ dollar range of equity securities beneficially owned on Dec. 31, 2011 of each individual fund owned by a Trustee, and the aggregate dollar range of equity securities of all funds overseen by the Trustees.

Table 28. Trustee Holdings

Based on net asset values as of Dec. 31, 2011:

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Kathleen Blatz	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000	Over $100,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Bond Fund	Over $100,000
	Columbia Emerging Markets Opportunity Fund	Over $100,000
	Columbia Frontier Fund	$50,001-$100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia Multi-Advisor International Equity Fund	Over $100,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
	Tri-Continental Corporation	$1-$10,000
Edward Boudreau	Columbia Balanced Fund*	$10,001-$50,000	Over $100,000**
	Columbia Global Equity Fund	$10,001-$50,000
	Columbia Large Cap Core Fund*	$50,001-$100,000
	Columbia Large Cap Enhanced Core Fund*	$10,001-$50,000
	Columbia Large Cap Value Fund*	$10,001-$50,000
	Columbia Marsico Focused Equities Fund*	$10,001-$50,000
	Columbia Short Term Bond Fund*	Over $100,000
	Columbia Small Cap Value Fund II	$1-$10,000
Pamela Carlton	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000	Over $100,000**
	Columbia Absolute Return Emerging Markets Macro Fund*	$10,001-$50,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund*	$10,001-$50,000
	Columbia Absolute Return Multi-Strategy Fund*	$10,001-$50,000
	Columbia Convertible Securities Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$1-$10,000
	Columbia Floating Rate Fund*	$50,001-$100,000
	Columbia Global Equity Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund	$1-$10,000
	Columbia Money Market Fund*	$1-$10,000
	Columbia Short Term Bond	$50,001-$100,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – October 1, 2012	Page 146

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
William Carmichael	Columbia Absolute Return Currency and Income Fund*	$50,001-$100,000	Over $100,000**
	Columbia International Value Fund	Over $100,000
	Columbia Marsico Growth Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	$50,001-$100,000
	Columbia Mid Cap Value Fund*	Over $100,000
	Columbia Small Cap Growth Fund II*	$50,001-$100,000
Patricia M. Flynn	Columbia Emerging Markets Opportunity Fund*	$10,001-$50,000	Over $100,000**
	Columbia Large Cap Growth Fund*	$10,001-$50,000
	Columbia Large Cap Index Fund*	$50,001-$100,000
	Columbia Money Market Fund*	$10,001-$50,000
	Columbia Portfolio Builder Moderate Aggressive Fund*	$10,001-$50,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Columbia Strategic Allocation Fund*	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000
William Hawkins	Columbia Balanced Fund*	$10,001-$50,000	Over $100,000**
	Columbia International Value Fund*	$10,001-$50,000
	Columbia Mid Cap Index Fund*	$10,001-$50,000
R. Glenn Hilliard	Columbia Global Equity Fund*	$10,001-$50,000	Over $100,000**
	Columbia International Value Fund*	$10,001-$50,000
	Columbia Marsico Focused Equities Fund*	Over $100,000
	Columbia Marsico International Opportunities Fund*	Over $100,000
	Columbia Multi-Advisor International Equity Fund*	$10,001-$50,000
Stephen R. Lewis, Jr.	Columbia Absolute Return Currency and Income Fund*	$50,001-$100,000	Over $100,000**
	Columbia Diversified Bond Fund	$1-$10,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Dividend Opportunity Fund	$10,001-$50,000
	Columbia Emerging Markets Bond Fund*	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund*	$50,001-$100,000
	Columbia Global Bond Fund	$10,001-$50,000
	Columbia Global Extended Alpha Fund*	$50,001-$100,000
	Columbia Income Opportunities Fund*	Over $100,000
	Columbia Large Growth Quantitative Fund*	$10,001-$50,000
	Columbia Limited Duration Credit Fund*	Over $100,000
	Columbia Money Market Fund*	$10,001-$50,000
	Columbia Select Large-Cap Value Fund*	Over $100,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Tri-Continental Corporation	$1-$10,000
John F. Maher	Columbia Money Market Fund*	$10,001-$50,000	Over $100,000**
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Tri-Continental Corporation	$50,001-$100,000

Statement of Additional Information – October 1, 2012	Page 147

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
Catherine James Paglia	Columbia Marsico Growth Fund	Over $100,000	Over $100,000**
	Columbia Money Market Fund*	$10,001-$50,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Tri-Continental Corporation	$1-$10,000
Leroy C. Richie	Columbia Diversified Bond Fund	$1-$10,000	Over $100,000
	Columbia Emerging Markets Opportunity Fund	$1-$10,000
	Columbia Frontier Fund	$1-$10,000
	Columbia Global Equity Fund	$1-$10,000
	Columbia High Yield Bond Fund	$1-$10,000
	Columbia Large Core Quantitative Fund	$1-$10,000
	Columbia Select Large-Cap Value Fund	$1-$10,000
	Columbia Select Smaller-Cap Value Fund	$1-$10,000
	Columbia Seligman Communications and Information Fund	$1-$10,000
	Columbia Seligman Global Technology Fund	$1-$10,000
	Columbia Short Term Bond Fund	$1-$10,000
	Tri-Continental Corporation	Over $100,000
Anthony Santomero	Columbia Short Term Bond Fund	Over $100,000	Over $100,000
Minor Shaw	Columbia International Value Fund*	Over $100,000	Over $100,000**
	Columbia Marsico 21st Century Fund*	Over $100,000
	Columbia Marsico Focused Equities Fund*	Over $100,000
	Columbia Mid Cap Index Fund*	Over $100,000
	Columbia Small Cap Index Fund*	Over $100,000
Alison Taunton-Rigby	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000**
	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund*	$10,001-$50,000
	Columbia Diversified Equity Income Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund*	$50,001-$100,000
	Columbia Income Builder Fund	Over $100,000
	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000
	Columbia Money Market Fund*	$1-$10,000
	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000
	Columbia Recovery and Infrastructure Fund*	$10,001-$50,000
	Columbia Seligman Communications and Information Fund*	Over $100,000
	Columbia Strategic Allocation Fund	Over $100,000
	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – October 1, 2012	Page 148

Trustee	Fund	Dollar range of equity securities in the fund	Aggregate dollar range of equity securities of all Funds overseen by Trustee
William F. Truscott	Columbia Absolute Return Emerging Markets Macro Fund	$50,001-$100,000	Over $100,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund	Over $100,000
	Columbia Absolute Return Multi-Strategy Fund	Over $100,000
	Columbia Diversified Bond Fund	$50,001-$100,000
	Columbia Dividend Opportunity Fund	Over $100,000
	Columbia Emerging Markets Bond Fund	$1-$10,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Flexible Capital Income Fund	$50,001-$100,000
	Columbia Floating Rate Fund	Over $100,000
	Columbia Global Bond Fund	Over $100,000
	Columbia Global Equity Fund	Over $100,000
	Columbia High Yield Bond Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	Over $100,000
	Columbia Large Core Quantitative Fund	$50,001-$100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Large Value Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Mid Cap Value Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Multi-Advisor International Equity Fund	Over $100,000
	Columbia Multi-Advisor International Value Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderate Aggressive	$10,001-$50,000
	Columbia Retirement Plus 2035 Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Select Smaller-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund	$10,001-$50,000
	Columbia Seligman Global Technology Fund	$10,001-$50,000
	Columbia Seligman Premium Technology Growth Fund, Inc.	$10,001-$50,000
	Columbia Strategic Allocation Fund	Over $100,000
	Columbia Strategic Income Fund	Over $100,000
	Tri-Continental Corporation	$10,001-$50,000

*	Deferred compensation invested in share equivalents:

A) Boudreau	Columbia Balanced Fund	$10,001-$50,000
	Columbia Large Cap Core Fund	$50,001-$100,000
	Columbia Large Cap Enhanced Fund	$10,001-$50,000
	Columbia Large Cap Value Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	$10,001-$50,000
	Columbia Short Term Bond Fund	Over $100,000
B) Carlton	Columbia Absolute Return Emerging Markets Macro Fund	$10,001-$50,000
	Columbia Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Columbia Absolute Return Multi-Strategy Fund	$10,001-$50,000
	Columbia Floating Rate Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
C) Carmichael	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000
	Columbia Mid Cap Value Fund	Over $100,000
	Columbia Small Cap Growth Fund II	$50,001-$100,000

Statement of Additional Information – October 1, 2012	Page 149

D) Flynn	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Large Cap Growth Fund	$10,001-$50,000
	Columbia Large Cap Index Fund	$50,001-$100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderately Aggressive Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000
	Columbia Strategic Allocation Fund	$50,001-$100,000
E) Hawkins	Columbia Balanced Fund	$10,001-$50,000
	Columbia International Value Fund	$10,001-$50,000
	Columbia Mid Cap Index Fund	$10,001-$50,000
F) Hilliard	Columbia Global Equity Fund	$10,001-$50,000
	Columbia International Value Fund	$10,001-$50,000
	Columbia Marsico Focused Equities Fund	Over $100,000
	Columbia Marsico International Opportunities Fund	Over $100,000
	Columbia Multi-Advisor International Equity Fund	$10,001-$50,000
G) Lewis	Columbia Absolute Return Enhanced Multi-Strategy Fund	$50,001-$100,000
	Columbia Emerging Markets Bond Fund	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Global Extended Alpha Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$50,001-$100,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Select Smaller-cap Value Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000
H) Maher	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund	Over $100,000
I) Paglia	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund	Over $100,000
J) Shaw	Columbia International Value Fund	Over $100,000
	Columbia Marsico 21st Century Fund	Over $100,000
	Columbia Marsico Focused Equities Fund	Over $100,000
	Columbia Mid Cap Index Fund	Over $100,000
	Columbia Small Cap Index Fund	Over $100,000
K) Taunton-Rigby	Columbia Absolute Return Enhanced Multi-Strategy Fund	$10,001-$50,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Money Market Fund	$1-$10,000
	Columbia Recovery and Infrastructure Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund	$50,001-$100,000

**	Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, the Trustees and officers as a group owned 1.07% of Columbia Flexible Capital Income Fund Class A shares and 37.38% of Columbia Absolute Return Emerging Markets Macro Fund Class A shares. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia fund.

Statement of Additional Information – October 1, 2012	Page 150

COMPENSATION OF TRUSTEES

Total compensation. The following table shows the total compensation paid to Independent Trustees from all the funds in the last fiscal period.

Table 29. Trustee Compensation – All Funds

Board member(a)	Total Cash Compensation from Funds Family Paid to Trustee
Kathleen Blatz	$240,500
Edward Boudreau	$247,000	(b)
Pamela Carlton	$230,500	(b)
William Carmichael	$239,500
Patricia Flynn	$242,500	(b)
William Hawkins	$247,000	(b)
R. Glenn Hilliard	$233,000	(b)
Stephen Lewis, Jr.	$430,000	(b)
John F. Maher	$217,500	(b)
John Nagorniak(c)	$233,000	(b)
Catherine James Paglia	$235,500	(b)
Leroy C. Richie	$245,500
Anthony Santomero	$238,000
Minor Shaw	$235,500	(b)
Alison Taunton-Rigby	$244,500	(b)

(a)	Trustee compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Mr. Boudreau, Ms. Carlton, Ms. Flynn, Mr. Hawkins, Mr. Hilliard, Mr. Lewis, Mr. Maher, Mr. Nagorniak, Ms. Paglia, Ms. Shaw and Ms. Tauton-Rigby elected to defer a portion of the total cash compensation payable during the period in the amount of $32,200, $107,875, $132,500, $69,413, $93,750, $68,083, $217,500, $69,900, $117,750, $116,500 and $207,000, respectively. Amount deferred by fund is set forth in Table 30. Additional information regarding the deferred compensation plan is described below.

(c)	Mr. Nagorniak ceased serving as a member of the Board effective September 2012.

The Independent Trustees determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Trustees take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective June 1, 2011, independent Board members will be paid an annual retainer of $165,000. Committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees are paid the following fees for attending Board and committee meetings:

$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees are not paid for special meetings conducted by telephone. In 2011, the Board’s Chair received total annual cash compensation of $430,000.

The Independent Trustees may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Columbia fund and the amount paid to

Statement of Additional Information – October 1, 2012	Page 151

the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 30. Trustee Compensation — Individual Funds

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichae	Flynn	Hawkins	Hilliard	Jones(a)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
For funds with fiscal period ending January 31
Columbia Income Builder(b) — total	$394	$417	$377	$405	$387	$417	$378	$0	$650	$347	$378	$377	$394	$396	$378	$399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Aggressive(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Conservative(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate Aggressive(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate Conservative(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
Columbia Portfolio Builder Moderate(b) — total	394	417	377	405	387	417	378	0	650	347	378	377	394	396	378	399
Deferred	0	47	183	0	233	122	55	0	122	347	114	189	0	0	189	377
For funds with fiscal period ending February 29
Columbia Equity Value(c) — total	1441	1131	1358	1101	1422	1131	1034	80	2689	1282	1034	1424	1440	1078	1034	1450
Amount deferred	0	131	495	0	721	310	206	0	500	1282	310	712	0	0	517	1003
For funds with fiscal period ending April 30
Columbia 120/20 Contrarian Equity — total	634	660	602	633	633	680	617	0	1,067	570	617	609	640	638	623	631
Amount deferred	0	82	281	0	368	188	199	0	180	570	185	304	0	0	307	552
Columbia Recovery and Infrastructure — total	1,492	1,453	1,437	1,413	1,489	1,453	1,371	0	2,823	1,353	1,371	1,481	1,508	1,394	1,388	1,513
Amount deferred	0	187	614	0	722	410	527	0	474	1,353	411	741	0	0	681	1,201
For funds with fiscal period ending May 31
Columbia Absolute Return Emerging Markets Macro — total	686	717	658	694	686	717	679	0	1,224	622	679	663	694	693	687	689
Deferred	0	96	301	0	344	200	300	0	190	622	204	331	0	0	341	574
Columbia Absolute Return Enhanced Multi-Strategy — total	678	712	650	690	676	712	670	0	1,198	610	670	642	685	684	677	684
Deferred	0	93	300	0	344	200	271	0	190	610	201	321	0	0	335	580
Columbia Absolute Return Multi-Strategy — total	834	871	796	841	832	871	818	0	1,446	752	818	784	842	841	826	834
Deferred	0	112	369	0	454	246	313	0	232	752	245	392	0	0	411	715
Columbia Active Portfolios — Diversified Equity Income(d) — total	43	43	43	43	43	43	43	0	111	43	43	43	43	43	43	43
Deferred	0	8	17	0	21	11	43	0	11	43	13	21	0	0	21	26
Columbia Commodity Strategy(e) — total	445	451	420	431	451	451	437	0	782	396	437	426	451	451	444	426
Deferred	0	64	189	0	244	124	232	0	114	396	131	213	0	0	216	338
Columbia Diversified Equity Income(f) — total	5,538	5,803	5,307	5,628	5,518	5,803	5,456	0	9,785	4,993	5,456	5,391	5,591	5,584	5,510	5,580
Deferred	0	744	2,464	0	2,887	1,639	2,039	0	1,584	4,993	1,637	2,695	0	0	2,741	4,802
Columbia Dividend Opportunity(g) — total	3,812	3,980	3,654	3,852	3,824	3,980	3,801	0	6,898	3,472	3,801	3,681	3,864	3,860	3,855	3,826
Deferred	0	394	1,653	0	1,915	1,100	1,884	0	1,029	3,472	1,140	1,840	0	0	1,845	3,110
Columbia Flexible Capital Income(e) — total	445	451	421	432	452	451	439	0	798	397	439	428	452	451	446	428
Deferred	0	65	187	0	234	123	249	0	114	397	132	214	0	0	215	333
Columbia High Yield Bond — total	2,508	2,627	2,403	2,545	2,504	2,627	2,480	0	4,455	2,271	2,480	2,440	2,535	2,534	2,508	2,523
Deferred	0	344	1,107	0	2,353	737	1,019	0	704	2,271	744	1,220	0	0	1,238	2,136
Columbia Mid Cap Value Opportunity(f) — total	3,010	3,145	2,875	3,037	3,002	3,145	2,955	0	5,264	2,721	2,955	2,939	3,038	3,036	2,984	3,012
Deferred	0	400	1,338	0	1,657	890	1,073	0	857	2,721	887	1,469	0	0	1,480	2,604

Statement of Additional Information – October 1, 2012	Page 152

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichae	Flynn	Hawkins	Hilliard	Jones(a)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Columbia Multi-Advisor Small Cap Value — total	$997	$1,047	$956	$1,015	$995	$1,047	$988	$0	$1,771	$902	$988	$972	$1,007	$1,009	$998	$1,004
Deferred	0	136	442	0	517	294	395	0	282	902	296	486	0	0	492	855
Columbia Select Large-Cap Value(h) — total	1,169	1,224	1,120	1,186	1,167	1,224	1,156	0	2,076	1,057	1,156	1,132	1,181	1,181	1,169	1,176
Deferred	0	160	516	0	603	344	475	0	328	1,057	347	566	0	0	575	995
Columbia Select Smaller-Cap Value(h) — total	1,055	1,104	1,011	1,070	1,052	1,104	1,041	0	2,088	954	1,041	1,030	1,066	1,064	1,053	1,062
Deferred	0	144	467	0	549	310	415	0	342	954	312	515	0	0	519	903
Columbia Seligman Communications and Information(h) — total	4,590	4,825	4,426	4,707	4,584	4,825	4,581	0	8,404	4,156	4,581	4,517	4,646	4,638	4,638	4,668
Deferred	0	648	2,082	0	2,131	1,344	2,073	0	1,297	4,156	1,374	2,258	0	0	2,274	3,878
Columbia U.S. Government Mortgage — total	2,104	2,192	2,008	2,112	2,107	2,192	2,078	0	3,701	1,911	2,078	2,008	2,129	2,127	2,104	2,097
Deferred	0	293	918	0	1,133	611	925	0	570	1,911	623	1,004	0	0	1,023	1,745
For funds with fiscal period ending July 31
Columbia Floating Rate — total	974	198	875	193	928	184	193	703	1,990	866	172	941	954	205	159	870
Amount deferred	0	13	67	0	452	40	0	0	386	866	38	292	0	0	63	134
Columbia Income Opportunities — total	2,252	475	2,094	449	2,191	468	449	1,594	4,575	2,133	439	2,227	2,180	478	433	2,119
Amount deferred	0	45	223	0	1,101	134	0	0	924	2,133	125	759	0	0	209	446
Columbia Inflation Protected Securities — total	1,096	179	995	175	1,051	164	175	853	2,220	1,002	154	1,060	1,069	186	140	983
Amount deferred	0	11	56	0	517	34	0	0	438	1,002	32	264	0	0	53	112
Columbia Large Core Quantitative — total	6,971	767	6,557	718	6,918	769	718	5,827	14,501	6,825	721	7,019	6,781	766	722	6,743
Amount deferred	0	78	388	0	3,528	233	0	0	2,995	6,825	218	1,893	0	0	363	776
Columbia Limited Duration Credit — total	1,342	232	1,227	224	1,293	218	224	1,023	2,733	1,235	205	1,311	1,308	238	193	1,226
Amount deferred	0	17	86	0	639	52	0	0	542	1,235	48	372	0	0	81	172
RiverSource Money Market — total	4,605	512	4,323	483	4,563	506	483	3,858	9,550	4,499	475	4,617	4,482	515	470	4,424
Amount deferred	0	49	244	0	2,322	146	0	0	1,969	4,499	137	1,190	0	0	229	488
For funds with fiscal period ending August 31
Columbia Diversified Bond — total	9,309	1,400	8,770	1,333	9,107	1,410	1,333	7,410	19,281	8,852	1,345	9,392	9,052	1,395	1,354	9,037
Amount deferred	0	144	722	0	4,581	433	0	0	3,883	8,852	413	2,749	0	0	688	1,443
Columbia Marsico Flexible Capital(i) — total	238	150	167	155	176	127	155	58	435	110	122	175	236	162	100	113
Amount deferred	0	5	23	0	58	14	0	0	50	110	13	57	0	0	22	47
Columbia Minnesota Tax-Exempt — total	769	208	671	209	696	187	209	507	1,529	621	178	713	750	219	158	633
Amount deferred	0	11	56	0	321	33	0	0	272	621	32	195	0	0	53	111
For funds with fiscal period ending September 30
Columbia Large Growth Quantitative — total	1,450	495	1,284	499	1,317	459	451	909	2,811	1,194	404	1,413	1,412	464	373	1,270
Amount deferred	0	33	152	0	619	100	0	0	519	1,194	88	454	0	0	147	335
Columbia Large Value Quantitative — total	756	356	629	365	639	317	330	374	1,369	536	279	690	737	340	245	569
Amount deferred	0	18	83	0	276	55	0	0	227	536	48	217	0	0	80	182
Columbia Strategic Allocation — total	2,000	644	1,807	643	1,855	612	580	1,296	3,934	1,719	537	1,990	1,947	597	509	1,831
Amount deferred	0	50	226	0	891	149	0	0	747	1,719	131	666	0	0	219	498
For funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income — total	529	332	400	348	405	286	316	186	908	290	254	443	521	323	212	316
Amount deferred	0	12	56	0	150	37	0	0	120	290	33	127	0	0	55	124
Columbia Asia Pacific ex-Japan — total	1,113	500	956	511	972	458	466	585	2,059	849	409	1,050	1,084	476	371	905
Amount deferred	0	31	141	0	438	93	0	0	355	849	83	358	0	0	138	309
Columbia Emerging Markets Bond — total	695	391	558	405	568	346	369	284	1,243	450	309	616	682	378	269	485
Amount deferred	0	19	86	0	233	57	0	0	189	450	51	200	0	0	84	189
Columbia Emerging Markets Opportunity — total	1,338	522	1,164	530	1,193	480	486	770	2,508	1,059	430	1,280	1,302	499	393	1,124
Amount deferred	0	33	154	0	549	100	0	0	446	1,059	90	437	0	0	150	333
Columbia European Equity — total	543	353	414	368	423	308	336	167	967	306	275	457	537	345	235	332
Amount deferred	0	15	68	0	160	45	0	0	133	306	40	15	0	0	66	149
Columbia Frontier — total	454	273	325	290	332	226	266	162	775	216	203	357	448	273	161	228
Amount deferred	0	6	29	0	113	18	0	0	92	216	17	89	0	0	28	61
Columbia Global Bond — total	1,081	466	921	477	943	423	436	579	2,002	815	378	1,015	1,055	447	339	869
Amount deferred	0	27	125	0	423	82	0	0	343	815	73	338	0	0	122	272
Columbia Global Equity — total	994	470	842	481	860	427	439	497	1,838	735	382	929	972	449	343	788
Amount deferred	0	28	126	0	381	83	0	0	310	735	74	314	0	0	123	275

Statement of Additional Information – October 1, 2012	Page 153

	Aggregate Compensation from Fund
Fund	Blatz	Boudreau	Carlton	Carmichae	Flynn	Hawkins	Hilliard	Jones(a)	Lewis	Maher	Nagorniak(a)	Paglia	Richie	Santomero	Shaw	Taunton- Rigby
Columbia Global Extended Alpha — total	$247	$225	$129	$243	$129	$176	$222	$12	$361	$19	$158	$141	$246	$228	$114	$20
Amount deferred	0	1	3	0	10	2	0	0	8	19	2	8	0	0	3	7
Columbia Multi-Advisor International Value — total	1,228	457	1,055	467	1,087	414	430	721	2,306	951	373	1,161	1,196	442	334	1,006
Amount deferred	0	26	123	0	495	79	0	0	404	951	71	383	0	0	119	263
Columbia Seligman Global Technology — total	1,213	501	1,045	510	1,074	459	468	669	2,274	940	411	1,153	1,184	480	373	1,003
Amount deferred	0	31	143	0	489	93	0	0	398	940	84	396	0	0	139	311
For funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond — total	2,006	719	1,186	706	1,224	719	719	388	2,367	1,114	644	1,235	1,240	670	644	1,263
Amount deferred	0	72	321	0	584	216	0	0	474	1,114	193	551	0	0	322	0
Columbia Government Money Market(j) — total	553	450	524	438	540	450	403	87	970	485	403	535	549	423	403	558
Amount deferred	2,006	928	1,885	909	1,958	928	835	731	3,911	1,802	835	2,034	1,977	870	835	0
Columbia Mid Cap Growth Opportunity — total	2,006	928	1,885	909	1,958	928	835	731	3,911	1,802	835	2,034	1,977	870	835	2,000
Amount deferred	0	93	417	0	982	279	0	0	784	1,802	250	902	0	0	417	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.

(a)	Ms. Jones ceased serving as a member of the Board effective April 14, 2011. Mr. Nagorniak ceased serving as a member of the Board effective Sept. 2012.

(b)	The funds began paying Board compensation effective June 1, 2011.

(c)	The fund changed its fiscal year end in 2012 from March 31 to Feb. 29. The information shown is for the fiscal period from April 1, 2011 to Feb. 29, 2012.

(d)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(f)	The fund changed its fiscal year end in 2012 from Sept. 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from Oct. 1, 2011 to May 31, 2012.

(g)	The fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.

(h)	The fund changed its fiscal year end in 2012 from Dec. 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from Jan. 1, 2012 to May 31, 2012.

(i)	For the period from Sept. 28, 2010 (when shares became publicly available) to Aug. 31, 2011.

(j)	The fund changed its fiscal year end in 2011 from Dec. 31 to Nov. 30. The information shown is for the period from Jan. 1, 2011 to Nov. 30, 2011.

CODE OF ETHICS

The funds, Columbia Management, unaffiliated and affiliated subadvisers, if applicable, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Statement of Additional Information – October 1, 2012	Page 154

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days after the end of the fund’s fiscal period, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 31. Control Persons and Principal Holders of Securities

As of 30 days after the end of the fund’s fiscal period:

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending January 31
Columbia Income Builder	Columbia Management Investment Advisers LLC	Class K	49.31%	—
	(Columbia Management), Minneapolis, MN	Class R	5.84%
	Frontier Trust Co. FBO, Fargo, ND	Class R	89.87%	—
	Charles Schwab & Co., Inc. (Charles Schwab), San Francisco, CA	Class K	50.69%	—
	Pershing LLC, Jersey City, NJ	Class Z	13.15%	—
	Merrill Lynch, Pierce, Fenner & Smith, (MLP Fenner & Smith), Jacksonville, FL	Class Z	26.67%	—
	State Street Bank and Trust IRA FBO Gregory A Szkrybalo, Williamsburg, VA	Class Z	12.46%	—
	Gregory A Szkrybalo, Williamsburg, VA	Class Z	5.47%	—
	First Clearing LLC (First Clearing), St. Louis, MO	Class Z	9.35%	—
	Morgan Stanley Smith Barney, Jersey City, NJ (Morgan Stanley Smith Barney), Jersey City, NJ	Class Z	7.07%	—
	LPL Financial (LPL Financial), San Diego, CA	Class Z	5.84%	—
Columbia Portfolio Builder Aggressive	Columbia Management	Class R	100.00%	—
	Wells Fargo Bank NA (Wells Fargo Bank), Minneapolis, MN	Class K	59.12%	—
	Charles Schwab	Class K	33.79%	—
	Mary Ann Merling, Wilington, OH	Class Z	41.83%	—
	Morgan Stanley Smith Barney	Class Z	30.44%	—
	MLP Fenner & Smith	Class Z	16.17%	—
	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class Z	8.49%	—
Columbia Portfolio Builder Conservative	Columbia Management	Class K	14.10%	—
		Class R	100.00%
	First Clearing	Class C	5.85%	—
	Charles Schwab	Class K	22.77%	—
	Wells Fargo Bank	Class K	60.93%	—
	Mary Ann Merling, Wilington, OH	Class Z	52.25%	—
	LPL Financial	Class C	20.44%	—
	American Enterprise Investment Services	Class Z	12.78%	—

Statement of Additional Information – October 1, 2012	Page 155

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Portfolio Builder Moderate	Charles Schwab	Class K	52.77%	—
	Wells Fargo Bank	Class K	21.87%	—
	MG Trust Company Cust. FBO Design Works International, Denver, CO	Class R	53.05%	—
	MG Trust Company Cust. FBO Huppins Hi-Fi Photo & Video, Denver, CO	Class Z	33.11%	—
	Deborah Aleyne Lapeyre Barbara, Mulberry Technologies Inc. 401K, Rockville, MD	Class K	7.67%	—
	Bettina Adjei MD PA 401K Profit Sharing, Eldersburg, MD	Class K	5.50%	—
	Frontier Trust Co. FBO Bischoff Dentistry Ltd, Fargo, ND	Class R	44.71%	—
	Citigroup Global Markets, Inc., New York, NY	Class Z	22.35%	—
	Mary Ann Merling, Wilington, OH	Class Z	23.67%	—
	State Street Bank and Trust IRA FBO Nancy L. Schwecke, Pleasant Hill, OR	Class Z	6.88%	—
Columbia Portfolio Builder Moderate Aggressive	Columbia Management	Class R	100.00%	—
	First Clearing	Class K	74.03%	—
	Charles Schwab	Class K	14.95%	—
	Wells Fargo Bank	Class K	8.22%	—
	TD Ameritrade Inc. FEBO, Omaha, NE	Class Z	58.54%	—
	American Enterprise Investment Services	Class Z	15.95%	—
	MLP Fenner & Smith	Class Z	8.23%	—
Columbia Portfolio Builder Moderate Conservative	Columbia Management	Class K	12.31%	—
		Class R	100.00%
	Charles Schwab	Class K	24.82%	—
	Frontier Trust Company FBO Image One Corp. 401K, Fargo, ND	Class K	54.62%	—
	American Enterprise Investment Services	Class Z	30.55%	—
	Wells Fargo Bank	Class K	7.55%	—
	Melynda D. Wilcox Cust., Alexandria, VA	Class K	40.12%	—
	State Street Bank and Trust IRA FBO James Sakamoto, Bellvue, WA	Class Z	14.93%	—
	MLP Fenner & Smith	Class Z	10.50%	—

Statement of Additional Information – October 1, 2012	Page 156

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending February 29
Columbia Equity Value	Columbia Management	Class I	100.00%	—
		Class R	24.87%
		Class R4	93.64%
		Class W	20.35%
	American Enterprise Investment Services	Class A	25.48%	—
		Class B	7.49%
		Class C	28.80%
		Class W	79.65%
	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	50.98%	—
	MG Trust Company, FBO Pepose Vision Institute, Denver, CO	Class K	5.58%	—
	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	19.56%	—
	Orchard Trust Company FBO, Greenwood Vlg., CO	Class K	6.86%	—
	Wells Fargo Bank	Class K	80.47%	—
		Class R4	6.36%
	NFS LLC FEBO Marshall & Ilsley Trust Co. NA, Milwaukee, WI	Class R5	99.31%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	35.15%	—
	LPL Financial, San Diego, CA	Class Z	11.74%	—
	Sandra J. Richardson IRA, Plymouth, MA	Class Z	10.26%	—
	Merrill Lynch, Pierce, Fenner & Smith	Class Z	9.02%	—
	U.S. Bancorp Investments Inc., St. Paul, MN	Class Z	8.78%	—
	Citigroup Global Markets, Inc., New York, NY	Class Z	5.98%	—
	RBC Capital Markets LLC, Concord, NH	Class Z	5.81%	—
Funds with fiscal period ending April 30
Columbia 120/20	Columbia Management	Class I	100.00%	—
Contrarian Equity		Class Z	91.08%
	American Enterprise Investment Services	Class A	55.26%	59.44%
		Class B	45.97%
		Class C	90.51%
	MLP Fenner & Smith	Class B	9.11%	—
Columbia Recovery	Columbia Management	Class I	100.00%	—
and Infrastructure		Class R	10.31%
		Class R5	25.68%
	American Enterprise Investment Services	Class A	94.98%	57.81%
		Class B	94.61%
		Class C	76.88%
	Charles Schwab	Class K	95.72%
		Class R	20.61%	—
		Class R5	74.32%
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	46.87%	—
	MLP Fenner & Smith	Class R	12.36%	—
	LPL Financial, San Diego, CA	Class Z	97.11%	36.94%

Statement of Additional Information – October 1, 2012	Page 157

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
For funds with fiscal period ending May 31
Columbia Absolute Return	Columbia Management	Class B	100.00%	69.53%	(a)
Emerging Markets Macro		Class C	100.00%
		Class R	100.00%
		Class Z	6.91%
	Columbia Portfolio Builder Aggressive Fund	Class I	14.47%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.41%	—
	Columbia Portfolio Builder Moderate Fund	Class I	33.97%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.95%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.20%	—
	American Enterprise Investment SVCS	Class A	42.57%	—
	American Enterprise Investment SVC	Class A	56.37%	—
		Class W	99.95%
		Class Z	86.76%
	Louis Potters Cust, Sands Pt., NY	Class Z	6.33%	—
Columbia Absolute Return Enhanced Multi-Strategy	Columbia Management	Class R	54.63%	28.40%	(a)
	Columbia Portfolio Builder Aggressive Fund	Class I	18.03%	—
	Columbia Portfolio Builder Conservative Fund	Class I	24.47%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.56%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.92%	—
	American Enterprise Investment SVCS	Class A	33.04%	62.73%
		Class B	85.36%
		Class C	32.94%
	American Enterprise Investment SVC	Class A	59.16%	—
		Class B	49.17%
		Class C	33.32%
		Class W	99.81%
	State Street Bank & Trust IRA Diane K. Sparks,	Class B	11.94%	—
	Spencer, IA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	20.30%	—
	St. Petersburg, FL
	MG Trust Co. Cust FBO Greg L. Adams,	Class R	45.37%	—
	Denver, CO
	LPL Financial, San Diego, CA	Class Z	43.51%	—
	National Financial Services LLC FEBO	Class Z	36.05%	—
	Customers, New York, NY
	Charles Schwab	Class Z	10.51%	—

Statement of Additional Information – October 1, 2012	Page 158

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Absolute Return Multi-Strategy	Columbia Management	Class R	100.00%	56.57%	(a)
	Columbia Income Builder Fund	Class I	30.67%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	26.74%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.58%	—
	Columbia Portfolio Builder Moderate Fund	Class I	24.33%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.09%	—
	American Enterprise Investment SVCS	Class A	47.01%	36.49%
		Class B	29.27%
		Class C	35.82%
	American Enterprise Investment SVC	Class A	46.01%	—
		Class B	53.21%
		Class C	43.70%
		Class W	99.97%
	Pershing LLC	Class B	9.58%	—
	Clearview Roth IRA Cust FBO Janelle Johnson	Class B	6.50%	—
	Murphy, Falls Church, VA
	Raymond James FBO Omnibus for Mutual Funds,	Class C	5.88%	—
	St. Petersburg, FL
	National Financial Services LLC FEBO	Class Z	57.79%	—
	Customers, New York, NY
	LPL Financial, San Diego, CA	Class Z	25.34%	—
Columbia Active Portfolios — Diversifed Equity Income	American Enterprise Investment SVC	Class A	100%	100%
Columbia Commodity Strategy	Columbia Management	Class I	31.06%	100.00%	(a)
		Class W	100.00%
	Columbia LifeGoal Balanced Growth Portfolio	Class I	53.66%	—
	Columbia Risk Allocation Fund	Class I	10.17%	—
	Columbia VP Asset Allocation Fund	Class I	5.12%	—

Statement of Additional Information – October 1, 2012	Page 159

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Diversified Equity Income	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	36.51%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	63.47%	—
	American Enterprise Investment SVCS	Class A	12.79%
		Class B	13.86%
		Class C	17.07%
	American Enterprise Investment SVC	Class A	16.73%	—
		Class B	10.58%
		Class C	15.82%
	First Clearing LLC	Class C	5.96%	—
	Hartford Life	Class R	50.37%	—
		Class R4	6.36%
	Hartford Securities Distribution Company Inc.,	Class R	16.26%	—
	Hartford, CT
	Orchard Trust Company	Class R	7.79%	—
		Class R4	23.71%
		Class R5	10.43%
	Wells Fargo Bank	Class K	29.17%	—
		Class R	9.26%
		Class R4	13.59%
		Class R5	27.75%
	Great West Life & Annuity Insurance Co.,	Class R4	28.61%	—
	Greenwood Vlg., CO
	Tomorrow's Scholar Growth Portfolio, Milwaukee, WI	Class K	7.64%	—
	Tomorrow's Scholar Balanced Portfolio,	Class K	5.84%	—
	Milwaukee, WI
	Tomorrow's Scholar Moderate Growth Portfolio, Milwaukee, WI	Class K	5.57%	—
	Tomorrow's Scholar Aggressive Growth Portfolio, Milwaukee, WI	Class K	5.02%	—
	Ameriprise Trust Company	Class R5	8.92%	—
	Mercer Trust Company, Norwood, MA	Class R5	8.52%	—
	ING Life Insurance and Annuity (ING), Hartford, CT	Class K	13.50%	—
		Class R	8.91%
		Class R4	5.48%
		Class R5	34.19%
	Taynik & Co., Quincy, MA	Class R4	8.67%	—
		Class R5	7.16%
	National Financial Services LLC FEBO	Class Z	88.25%	—

Statement of Additional Information – October 1, 2012	Page 160

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Dividend Opportunity	Columbia Income Builder Fund	Class I	26.87%	—
	Columbia Portfolio Builder Moderate Fund	Class I	11.67%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.89%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	8.21%	—
	Columbia LifeGoal Growth Portfolio	Class I	28.50%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	10.08%	—
	American Enterprise Investment Services	Class A	40.68%	29.44%
		Class B	23.15%
		Class C	26.31%
		Class W	99.91%
	Raymond James FBO, St. Petersburg, FL	Class C	11.81%	—
	First Clearing	Class C	7.41%	—
	National Financial Services LLC FEBO	Class A	11.96%	—
		Class C	5.41%
		Class R5	96.70%
		Class Z	14.92%
	MLP Fenner & Smith	Class C	12.04%	—
		Class R	24.18%
	Wilmington Trust Co. Cust FBO E. Tennesee	Class R	14.49%	—
	Children's Hospital,
	MG Trust Co. Cust FBO World Resources	Class R	6.49%	—
	Institute Pension, Denver, CO
	Steinhardt Pesick & Cohen PC TTE,	Class R	5.64%	—
	Charles Schwab	Class K	8.91%	—
		Class Z	30.82%
	VRSCO FBO AIGFSB Cust., Houston, TX	Class K	85.70%	—
Columbia Flexible Capital	Columbia Management	Class I	6.30%	81.95%	(a)
		Class R	100.00%
	Columbia LifeGoal Growth Portfolio	Class I	52.49%	—
	Columbia Portfolio Builder Conservative Fund	Class I	7.63%	—
	Columbia Portfolio Builder Moderate Fund	Class I	9.23%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.18%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.81%	—
	American Enterprise Investment SVCS	Class A	30.01%	—
		Class C	10.56%
	American Enterprise Investment SVC	Class A	43.21%	—
		Class C	23.57%
	Charles Schwab	Class A	23.79%	—
	UBS WM USA, Weehawkin, NJ	Class C	32.61%	—
	LPL Financial	Class C	23.53%	—
	David L. King, Brookline, MA	Class Z	85.57%	—

Statement of Additional Information – October 1, 2012	Page 161

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia High Yield Bond	Columbia Income Builder Fund	Class I	86.28%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	11.42%	—
	American Enterprise Investment SVCS	Class A	11.81%	—
		Class B	15.68%
		Class C	12.92%
	American Enterprise Investment SVC	Class A	10.37%	—
		Class B	12.10%
		Class C	8.98%
		Class W	99.73%
	MLP Fenner & Smith	Class C	12.47%	—
		Class R	58.08%
	First Clearing	Class C	7.44%	—
		Class Z	8.47%
	ING	Class K	78.67%	—
		Class R	20.06%
		Class R4	79.39%
		Class R5	5.46%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class K	15.81%	—
		Class R4	11.91%
	Taynik & Co., Quincy, MA	Class R4	8.03%	—
	National Financial Services LLC, New York, NY	Class R5	91.73%	—
		Class Z	8.31%
	SEI Private Trust Company FBO, Oaks, PA	Class Z	21.81%	—
	SEI Private Trust Company C/O HSBC ID 240,	Class Z	6.03%	—
	Oaks, PA
	LPL Financial, San Diego, CA	Class Z	11.76%	—
	Northern Trust Cust. FBO HSBC WS Balanced Fd, Chicago, IL	Class Z	6.18%	—
	Northern Trust Cust. FBOHSBC WS	Class Z	5.47%	—
	Moderated Fd, Chicago, IL
	TD Ameritrade Inc. FEBO, Omaha, NE	Class Z	5.00%	—

Statement of Additional Information – October 1, 2012	Page 162

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Mid Cap Value Opportunity	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	22.00%	—
	Columbia Portfolio Builder Moderate Fund	Class I	37.50%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	39.48%	—
	American Enterprise Investment SVCS	Class A	19.25%	—
		Class B	16.24%
		Class C	15.98%
	American Enterprise Investment SVC	Class A	15.73%	—
		Class B	10.36%
		Class C	13.25%
	First Clearing LLC	Class C	12.82%	—
		Class Z	32.83%
	MLP Fenner & Smith	Class C	6.92%	—
		Class R5	8.88%
	Hartford Life	Class R	69.22%	—
		Class R4	17.50%
	ING	Class K	16.78%	—
		Class R	5.77%
		Class R5	14.28%
	ING National Trust, Windsor, CT	Class K	7.60%	—
		Class R5	6.54%
	Massachusetts Mutual Life Ins. Co., Springfield, MA	Class R	5.27%	—
	Orchard Trust Company	Class R4	19.83%	—
	State Street Corporation, Boston, MA	Class R4	13.14%	—
	Great West Life & Annuity Insurance Co.,	Class R4	9.44%	—
	Greenwood Vlg., CO
	Wells Fargo Bank NA, Greenwood Vlg., CO	Class K	6.64%	—
		Class R4	8.07%
		Class R5	12.63%
	Wells Fargo Bank FBO, Charlotte, NC	Class K	24.35%	—
		Class R5	12.74%
	National Financial Services LLC, New York, NY	Class K	19.47%	—
		Class R5	28.96%
	Standard Insurance Co., Portland, OR	Class R5	6.06%	—
	Charles Schwab	Class R5	6.79%	—
	John Hancock Life Insurance Co. USA Boston, MA	Class Z	41.15%	—

Statement of Additional Information – October 1, 2012	Page 163

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Multi-Advisor Small Cap Value	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	72.25%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	27.71%	—
	American Enterprise Investment SVCS	Class A	12.95%	—
		Class B	10.31%
		Class C	9.81%
	American Enterprise Investment SVC	Class A	16.21%	—
		Class B	8.88%
		Class C	8.27%
	MLP Fenner & Smith	Class C	5.90%	—
		Class R	24.01%
	Raymond James, St. Petersburg, FL	Class C	5.21%	—
	Pershing LLC	Class C	5.01%	—
	Equitable Life for SA NO65, Secaucus, NJ	Class R	31.63%	—
	Hartford Life Insurance Co, Hartford, CT	Class R	12.92%	—
	Orchard Trust Co. LLC, Greenwood Village, CO	Class R4	47.25%	—
	PIMS/Prudential Retirement, Boston, MA	Class R4	11.34%	—
	Frontier Trust Company FBO Select Engineering,	Class R4	8.11%	—
	Inc., Fargo, ND
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	9.01%	—
	Schools 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Floyd County	Class R4	5.03%	—
	Schools 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Craven	Class K	37.95%	—
	Regional Med Center 403B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO City of	Class K	12.03%	—
	San Carlos 457, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	8.33%	—
	Regional Hospital 457B, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Pullman	Class K	6.04%	—
	Regional Hospital 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO	Class K	5.41%	—
	Commonwealth of Massachusetts 401A, Houston, TX
	VRSCO FBO AIGFSB Cust TTEE FBO Jefferson	Class R5	6.36%	—
	Regional Med Cntr 403B, Houston, TX
	Taynik & Co., Quincy, MA	Class K	11.96%	—
	Charles Schwab	Class K	6.30%	—
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	68.17%	—
	Corp. 401K Svgs. Plan, Overland Park, KS
	JPMorgan Chase Bank as Trustee FBO Alliant Energy	Class R5	5.52%	—
	Corp. 401K Savings Plan 2020, Overland Park, KS
	National Financial Services LLC FEBO, New York, NY	Class R5	5.50%	—
	UBS WM USA, Weehawken, NJ	Class Z	34.03%	—
	First Clearing	Class Z	17.54%	—
	Wilmington Trust RISC as Cust FBO Zinpro Corp.	Class Z	16.66%	—
	401K PSP, Phoenix, AZ
	FILOC FBO Coventya Inc., Covington, KY	Class Z	7.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	6.13%	—
	Frontier Trust Co. FBO Access Dental/Premier Access	Class Z	5.34%	—
	401K, Fargo, ND

Statement of Additional Information – October 1, 2012	Page 164

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Select Large-Cap Value	Columbia Management	Class K	28.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	38.15%	—
	Columbia Portfolio Builder Moderate Fund	Class I	29.80%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	19.76%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	10.77%	—
	Future Scholar Aggressive Growth Portfolio	Class Z	14.93%	—
	Future Scholar Balanced Growth Portfolio	Class Z	14.20%	—
	Future Scholar Growth Portfolio	Class Z	12.68%	—
	Future Scholar Balanced Portfolio	Class Z	11.38%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class A	40.24%	—
		Class B	5.93%
		Class C	7.37%
		Class Z	15.90%
	MLP Fenner & Smith	Class A	9.25%	—
		Class B	25.95%
		Class C	44.02%
		Class R	89.74%
		Class Z	15.04%
	New York Life Trust Company	Class A	8.29%	—
	Charles Schwab	Class A	5.37%	—
		Class K	71.94%
		Class R5	40.06%
	First Clearing	Class B	9.35%	—
		Class C	9.85%
		Class Z	5.55%
	American Enterprise Investment SVC	Class B	5.42%	—
		Class W	99.88%
	Gramma Fisher Foundation	Class R5	39.26%	—
	Frontier Trust Co. FBO Simplicict Software Solutions	Class R5	8.10%	—
	401K, Fargo, ND
	MG Trust Company Cust. FBO Holzfaster, Cecil,	Class R5	6.98%	—
	McKnight
	Citigroup Global Markets, Inc.	Class Z	7.72%	—
Columbia Select Smaller-Cap Value	Columbia Portfolio Builder Moderate Fund	Class I	67.52%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.29%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	19.09%	—
	American Enterprise Investment SVCS	Class A	6.62%	—
		Class B	7.62%
	American Enterprise Investment SVC	Class A	5.86%	—
		Class B	5.21%
	MLP Fenner & Smith	Class C	24.74%	—
		Class R	63.45%
		Class Z	26.11%
	Raymond James, St. Petersburg, FL	Class C	7.68%	—
	First Clearing	Class C	6.63%	—
		Class Z	10.91%
	Wells Fargo Bank FBO	Class K	97.66%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	52.34%	—
	Patricks Plain, Easton, MD	Class R5	36.12%	—
	Charles Schwab	Class R5	8.54%	—
	T Rowe Price Trust Co. TTEE FBO Retirement Plan Clients, Baltimore, MD	Class Z	36.36%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class Z	20.60%	—

Statement of Additional Information – October 1, 2012	Page 165

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Seligman	Columbia Management	Class I	100.00%	—
Communications and Information		Class R4	24.57%
	MLP Fenner & Smith	Class A	9.60%	—
		Class B	21.01%
		Class C	19.73%
		Class R	17.55%
		Class R5	46.89%
		Class Z	37.09%
	First Clearing	Class A	5.04%	—
		Class B	10.56%
		Class C	11.96%
		Class Z	17.78%
	National Financial Services LLC FEBO, New York, NY	Class A	6.97%	—
		Class C	5.94%
	Pershing LLC	Class A	5.98%	—
		Class B	6.91%
		Class C	5.43%
		Class R4	57.85%
	USB WM USA	Class A	5.26%	—
		Class C	8.40%
	Morgan Stanley Smith Barney, Jersey City, NJ	Class B	7.17%	—
		Class C	8.86%
		Class Z	10.48%
	Raymond James	Class B	7.06%	—
		Class C	6.81%
	Citigroup Global House Account	Class B	5.06%	—
	Charles Schwab	Class K	11.83%	—
		Class R5	12.10%
		Class Z	11.11%
	Hartford Life	Class R	30.13%	—
	State Street Corporation, Boston, MA	Class R	25.39%	—
	Robert A. Stone & Joel L. Rve FBO Imagehawk 401K, Ridgeland, MS	Class R4	17.58%	—
	Frontier Trust Co. FBO Health Consultants Inc. PS	Class K	75.30%	—
	401K, Fargo, ND
	Frontier Trust Co. FBO Red River Employees FCU	Class K	8.41%	—
	401K, Fargo, ND
	Gramma Fisher Foundation, Easton, MD	Class R5	9.37%	—
	Patricks Plain, Easton, MD	Class R5	6.96%	—
	Hartford Securities Distribution Company Inc.,	Class R5	5.43%	—
	Hartford, CT
	Jader Trust No. 4 Trust, New York, NY	Class Z	5.63%	—

Statement of Additional Information – October 1, 2012	Page 166

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia U.S. Government Mortgage	Columbia Management	Class W	100.00%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	15.29%	—
	Columbia Portfolio Builder Moderate Fund	Class I	20.02%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.86%	—
	Columbia Portfolio Builder Conservative Fund	Class I	9.77%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	7.03%	—
	Columbia Income Builder Fund	Class I	26.53%	—
	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	7.16%	—
	MLP Fenner & Smith	Class A	7.44%	—
		Class B	20.29%
		Class C	21.07%
		Class Z	75.56%
	American Enterprise Investment SVCS	Class A	5.09%	—
		Class B	8.48%
		Class C	7.03%
	American Enterprise Investment SVC	Class A	7.09%	—
		Class B	9.35%
		Class C	8.50%
	First Clearing	Class C	8.97%	—
		Class K	10.78%
	Charles Schwab	Class K	68.38%	—
	Counsel Trust DBA MATC FBO Harvard Management Solutions, Pittsburgh, PA	Class K	17.67%	—
	LPL Financial	Class Z	16.93%	—
For funds with fiscal period ending July 31
Columbia Floating Rate	Columbia Management	Class K	6.56%	—
		Class R5	100.00%
		Class W	100.00%
	Columbia Income Builder Fund	Class I	60.18%	—
	Columbia Portfolio Builder Moderate Fund	Class I	17.53%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	11.00%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.71%	—
	Charles Schwab	Class A	5.46%	—
		Class K	63.54%
	MLP Fenner & Smith	Class C	13.25%	—
		Class Z	16.73%
	UBS WM USA , Weehawkin, NJ	Class C	5.49%	—
	NFS LLC FEBO American Trust & Svgs, Dubuque, IA	Class K	29.90%	—
	Frontier Trust Co. FBO A E Group Inc. 401K, Fargo, ND	Class R	96.96%	—
	TD Ameritrade Inc. FEBO	Class Z	29.64%	—
	Citigroup Global Markets, Inc.	Class Z	19.74%	—
	First Clearing LLC (First Clearing), St. Louis, MO	Class Z	15.42%	—
	Pershing LLC	Class Z	10.49%	—

Statement of Additional Information – October 1, 2012	Page 167

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Income Opportunities	Columbia Management	Class R	63.62%	—
		Class W	100.00%
	Columbia Portfolio Builder Moderate Fund	Class I	29.46%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.47%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	12.95%	—
	Columbia Portfolio Builder Conservative Fund	Class I	6.70%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	17.39%	—
	Columbia LifeGoal Income & Growth Portfolio	Class I	5.66%	—
	MLP Fenner & Smith	Class A	6.28%	—
		Class B	23.59%
		Class C	16.10%
		Class Y	99.85%
		Class Z	65.99%
	UBS WM USA	Class C	5.67%	—
	Frontier Trust Co. FBO Get Up & Go Fitness, Fargo, ND	Class R	36.38%	—
	Orchard Trust Company, Greenwood Village, CO	Class K	81.17%	—
	Charles Schwab	Class K	16.10%	—
Columbia Inflation Protected Securities	RiverSource Life Insurance Company, Minneapolis, MN	Class K	14.56%	36.61%	(a)
	Columbia Income Builder Fund	Class I	20.05%	—
	Columbia Portfolio Builder Conservative Fund	Class I	10.60%	—
	Columbia Portfolio Builder Moderate Fund	Class I	32.05%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.76%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.78%	—
	Citigroup Global Markets	Class C	13.12%	—
	MLP Fenner & Smith	Class C	15.14%	—
		Class R	63.34%
		Class Z	63.34%
	Frontier Trust Co. FBO Moen 401K, Fargo, ND	Class R	7.71%	—
	Frontier Trust Co. FBO B & L Corp. 401K, Fargo, ND	Class R	5.61%	—
	Frontier Trust Co. FBO C. Anthony Phillips Accountancy, Fargo, ND	Class R	6.37%	—
	MG Trust Company FBO First Choice Automotive, Denver, CO	Class K	34.72%	—
	MG Trust Company FBO Law Offices of Rosemarie Arnold, Denver, CO	Class K	28.79%	—
	MG Trust Company FBO Washington Valley Construction, Denver, CO	Class K	11.82%	—
	American Enterprise Investment Services	Class W	99.93%	—

Statement of Additional Information – October 1, 2012	Page 168

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Large Core Quantitative	Columbia Portfolio Builder Aggressive Fund	Class I	12.02%	—
	Columbia Portfolio Builder Moderate Fund	Class I	24.18%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	21.71%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	14.54%	—
	Columbia LifeGoal Growth Portfolio	Class I	11.94%	—
	American Enterprise Investment Services	Class W	99.90%	—
	MLP Fenner & Smith	Class C	9.53%	—
		Class R	74.01%
		Class Z	37.90%
	Wells Fargo Bank	Class K	99.44%	—
		Class R5	99.91%
	First Clearing	Class Z	41.55%	—
	Citigroup Global Markets, Inc.	Class Z	20.18%	—
Columbia Limited Duration Credit	Columbia Portfolio Builder Conservative Fund	Class I	22.01%	—
	Columbia Portfolio Builder Moderate Fund	Class I	8.44%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	23.73%	—
	Columbia Income Builder Fund	Class I	14.78%	—
	AAF LifeGoal Balanced Growth Portfolio	Class I	18.24%	—
	MLP Fenner & Smith	Class C	8.46%	—
		Class Z	55.83%
	Charles Schwab	Class K	93.05%	—
	American Enterprise Investment Services Inc.	Class K	5.29%	—
		Class W	99.95%
	LPL Financial	Class Z	14.72%	—
	First Clearing	Class Z	11.34%	—
Columbia Money Market	Columbia Management	Class R	59.50%	—
	Columbia Portfolio Builder Conservative Fund	Class I	34.56%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	34.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.01%	—
	Columbia Portfolio Builder Moderate Fund	Class I	6.33%	—
	UBS WM USA	Class C	5.99%	—
	Pershing LLC	Class Z	5.58%	—
	Counsel Trust DBA MATC FBO Farmer Fuqua & Huff PC 401K, Pittsburgh, PA	Class R	36.36%	—
	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	33.46%	—
	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	30.58%	—
	Frontier Trust Co. FBO Okmetic Inc. 401K, Fargo, ND	Class R5	22.00%	—
	Thomas Crandall FBO National Frost Inc. 401K, E. Rochester, NY	Class R5	6.14%	—
	American Enterprise Investment Services	Class W	99.96%	—
	Wells Fargo Bank	Class Z	32.16%	—
	Future Scholar Conservative Portfolio, Charlotte, NC	Class Z	7.82%	—

Statement of Additional Information – October 1, 2012	Page 169

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Funds with fiscal period ending August 31
Columbia Diversified Bond	Columbia Management	Class R4	88.48%	—
	Citigroup Global Markets, Owings Mills, MD	Class C	18.44%	—
		Class Z	20.19%
	MLP Fenner & Smith	Class C	9.32%	—
		Class R	37.69%
		Class Z	32.59%
	Columbia Income Builder Fund	Class I	13.59%	—
	Columbia Portfolio Builder Moderate Fund	Class I	47.45%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	17.84%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.11%	—
	Frontier Trust Company FBO Thomas J. King, Jr. DDS, Fargo, ND	Class R	32.24%	—
	Frontier Trust Company FBO Brian P. Sommer 401K, Fargo, ND	Class R	7.13%	—
	MG Trust Company FBO Oklahoma Environmental Management, Denver, CO	Class R4	7.81%	—
	Wells Fargo Bank	Class K	99.37%	—
	Patricks Plain, Easton, MD	Class R5	54.96%	—
	Charles Schwab	Class R5	40.69%	—
	American Enterprise Investment Services	Class W	99.98%	—
	First Clearing LLC, St. Louis, MO	Class Z	30.41%	—
Columbia Marsico Flexible	Columbia Management	Class I	100.00%	—
Capital		Class R	25.64%
	UBS WM USA	Class A	16.88%	—
		Class C	10.35%
	MG Trust Company FBO Warren City School District 403B, Denver, CO	Class R	74.36%	—
	LPL Financial	Class Z	52.41%	—
	Charles Schwab	Class Z	43.93%	—
Columbia Minnesota Tax-Exempt	First Clearing	Class Z	66.00%	—
	MLP Fenner & Smith	Class Z	29.09%	—
Funds with fiscal period ending September 30
Columbia Large Growth	Columbia Management	Class K	100.00%	26.62%	(a)
Quantitative		Class R	100.00%
	Columbia Portfolio Builder Aggressive Fund	Class I	13.36%	—
	Columbia Portfolio Builder Moderate Fund	Class I	27.84%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	24.37%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	9.42%	—
	Columbia LifeGoal Growth Portfolio	Class I	18.90%	—
	MLP Fenner & Smith	Class C	43.07%	—
		Class Z	54.43%
	Citigroup Global Markets, Inc.	Class Z	23.21%	—
	American Enterprise Investment Services	Class W	99.94%	—
		Class Z	6.71%

Statement of Additional Information – October 1, 2012	Page 170

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Large Value	Columbia Management	Class K	48.84%	—
Quantitative		Class R	100.00%
	Columbia Income Builder Basic Income Fund	Class I	38.31%	—
	Columbia LifeGoal Growth Portfolio	Class I	34.54%	—
	Columbia LifeGoal Balanced Growth Portfolio	Class I	19.19%	—
	MLP Fenner & Smith	Class A	8.03%	—
		Class B	16.85%
		Class C	14.29%
		Class T	16.34%
		Class Z	92.37%
	Pershing LLC	Class A	8.64%	—
		Class B	9.50%
		Class C	8.11%
	First Clearing	Class B	12.78%	—
		Class C	9.71%
		Class K	51.16%
	UBS WM USA	Class C	14.86%	—
	Hartford Securities Distribution Company	Class C	11.13%	—
	American Enterprise Investment Services	Class W	99.94%	—
Columbia Strategic Allocation	Columbia Management	Class I	100.00%	—
		Class R	100.00%
	First Clearing	Class K	6.04%	—
		Class Z	40.77%
	Charles Schwab	Class K	93.96%	—
	Citigroup Global Markets, Inc.	Class Z	52.59%	—
Funds with fiscal period ending October 31
Columbia Absolute Return Currency and Income	AAF LifeGoal Balanced Growth Fund	Class I	52.91%	39.98%	(a)
	AAF LifeGoal Income & Growth Fund	Class I	6.62%	—
	Columbia Income Builder Basic Income Fund	Class I	22.40%	—
	American Enterprise Investment Services	Class B	5.58%	—
		Class W	99.77%
	First Clearing	Class C	10.90%	—
	Citigroup Global Markets	Class C	6.35%	—
	UBS WM USA	Class C	5.61%	—
	MLP Fenner & Smith	Class C	5.55%	—
		Class Z	59.73%
	NFS LLC FEBO Bancfirst Trust & Invest. Mgmt.	Class Z	31.24%	—

Statement of Additional Information – October 1, 2012	Page 171

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Asia Pacific ex-Japan	Columbia Management	Class C	5.10%	—
		Class I	100.00%
		Class R	7.31%
	American Enterprise Investment Services	Class A	15.09%	—
		Class C	26.87%
	Raymond James, St. Petersburg, FL	Class A	32.42%	—
	State Street Bank & Trust, Roth IRA Harold T. Sasaki	Class C	20.31%	—
	C. Terry Cutter, Carmel, IN	Class C	18.94%	—
	State Street Bank & Trust, IRA Yui Lau	Class C	7.54%	—
	State Street Bank & Trust, Diana Thanh Thuly Tran	Class C	6.88%	—
	State Street Bank & Trust, IRA Gregory Y. Yamamoto	Class C	5.50%	—
	Capital Bank & Trust Co. TTEE FBO Everett Gaskins Hancock LLP 401K PS, Greenwood Village, CO	Class R	92.69%	—
	MAC & Co., Pittsburgh, PA	Class R5	17.39%	—
	State Street Bank & Trust, IRA Patricia M. Daly	Class Z	47.45%	—
	Leland A. Noble, Danbury, CT	Class Z	28.85%	—
	Nalini S. Naik, Cherry Hill, NJ	Class Z	18.58%	—
Columbia Emerging Markets	Columbia Management	Class K	18.14%
Bond		Class R	100.00%	31.39%	(a)
	Columbia Income Builder Fund	Class I	26.49%	—
	Columbia Portfolio Builder Moderate Fund	Class I	19.16%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	17.54%	—
	AAF LifeGoal Balanced Growth Fund	Class I	13.09%	—
	Columbia Portfolio Builder Conservative Fund	Class I	10.33%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.76%	—
	Pershing LLC	Class A	16.65%	—
		Class C	6.33%
		Class K	10.45%
		Class Z	38.16%
	Charles Schwab	Class K	56.82%	—
	American Enterprise Investment Services, Inc.	Class W	99.91%	—
	MLP Fenner & Smith	Class C	19.78%	—
		Class Z	12.63%
	First Clearing	Class C	13.95%	—
		Class Z	10.27%
	Citigroup Global Markets	Class C	10.67%	—
	UBS WM USA	Class C	10.40%	—
	Morgan Stanley Smith Barney	Class C	5.06%	—
	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class K	14.59%	—
	LPL Financial	Class Z	5.46%	—

Statement of Additional Information – October 1, 2012	Page 172

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Emerging Markets	Columbia Management	Class I	100.00%	—
Opportunity		Class W	100.00%
	MLP Fenner & Smith	Class C	31.30%	—
		Class R	80.34%
		Class Z	27.73%
	Charles Schwab	Class K	72.87%	—
		Class R5	11.70%
	First Clearing	Class K	6.01%	—
		Class Z	29.95%
	Patricks Plain LLC, Easton, MD	Class R5	82.49%	—
	Citigroup Global Markets	Class Z	27.81%	—
Columbia European Equity	Columbia Management	Class K	12.39%	79.15%	(a)
	Columbia Portfolio Builder Moderate Fund	Class I	26.06%	—
	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	23.33%	—
	Columbia Portfolio Builder Aggressive Fund	Class I	14.66%	—
	Columbia Masters International Fund	Class I	13.33%	—
	AAF LifeGoal Balanced Growth Fund	Class I	12.12%	—
	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.12%	—
	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class K	74.12%	—
	Charles Schwab	Class K	13.49%	—
	LPL Financial	Class Z	74.53%	—
	Pershing LLC	Class Z	13.02%	—
Columbia Frontier	Columbia Management	Class I	100.00%	—
		Class K	14.41%
	First Clearing	Class C	7.92%	—
		Class K	5.54%
		Class Z	58.38%
	UBS WM USA	Class C	5.10%	—
	MLP Fenner & Smith	Class C	19.75%	—
		Class R	48.90%
	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	19.99%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountancy 401K	Class R	9.75%	—
	Seligman Advisors Inc., Minneapolis, MN	Class R	7.81%	—
	Accutek Packaging Equipment Company 401K, Vista, CA	Class R	7.85%	—
	Charles Schwab	Class K	79.33%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	68.74%	—
	Patricks Plain LLC, Easton, MD	Class R5	28.20%	—
	Citigroup Global Markets	Class Z	25.00%	—
	Carol M. Fenzen, Naples, FL	Class Z	6.19%	—

Statement of Additional Information – October 1, 2012	Page 173

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Global Bond	Columbia Management	Class R	99.98%	—
	Columbia Retirement Plus 2025 Fund	Class I	18.67%	—
	Columbia Retirement Plus 2030 Fund	Class I	17.31%	—
	Columbia Retirement Plus 2015 Fund	Class I	16.98%	—
	Columbia Retirement Plus 2020 Fund	Class I	16.80%	—
	Columbia Retirement Plus 2035 Fund	Class I	11.79%	—
	Columbia Retirement Plus 2010 Fund	Class I	7.68%	—
	Columbia Retirement Plus 2040 Fund	Class I	6.46%	—
	Charles Schwab	Class K	27.00%	—
	First Clearing	Class K	33.91%	—
		Class Z	32.90%
	Micheal Gallina FBO Manns Jewelers Inc. 401K, Rochester, NY	Class K	17.08%	—
	Leslie Betts FBO Pharmacy Administrative Solutions, Tampa, FL	Class K	12.30%	—
	American Enterprise Investment Services	Class W	99.95%	—
	Citigroup Global Markets	Class Z	44.25%	—
	Frank G. Lemoine, Laurel, MD	Class Z	8.17%	—
Columbia Global Equity	Columbia Management	Class I	100.00%	—
		Class R5	100.00%
		Class W	100.00%
	MLP Fenner & Smith	Class C	18.27%	—
		Class R	7.71%
		Class Z	36.32%
	First Clearing LLC	Class C	9.42%	—
	UBS WM USA	Class C	6.49%	—
	Frontier Trust Company FBO C. Anthony Phillps Accountantcy 401K	Class R	34.72%	—
	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	16.97%	—
	Frontier Trust Company FBO Cache Commodities Inc. 401K, Fargo, ND	Class R	16.11%	—
	Frontier Trust Company FBO Financial Network Audit, LLC, Fargo, ND	Class R	7.16%	—
	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	Class R	8.31%	—
	Frontier Trust Company FBO Associates in Diagnostic Radiology, Fargo, ND	Class Z	19.06%	—
	Wells Fargo Bank	Class K	97.05%	—
	Pershing LLC	Class Z	9.82%	—
	Charles Schwab	Class Z	7.86%	—
	Citigroup Global Markets, Inc.	Class Z	6.91%	—

Statement of Additional Information – October 1, 2012	Page 174

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Global Extended	Columbia Management	Class I	100.00%	36.72%	(a)
Alpha		Class K	12.19%
		Class R	99.99%
		Class Z	5.23%
	American Enterprise Investment Services	Class B	63.18%	—
		Class C	35.14%
	Charles Schwab	Class K	65.27%	—
	First Clearing LLC	Class K	22.55%	—
	Sterne Agee & Leach Inc., Birmingham, AL	Class Z	65.23%	—
	Dalia E. Cepele Taylor, Orland Park, IL	Class Z	20.71%	—
	Karamat A. Syed, Bowie, MD	Class Z	8.84%	—
Columbia Multi-Advisor International Value	Columbia Management	Class I	100.00%	—
	Charles Schwab	Class K	54.61%	—
	First Clearing LLC	Class K	29.78%	—
		Class Z	45.55%
	MLP Fenner & Smith	Class Z	17.14%	—
	Citigroup Global Markets, Inc.	Class Z	15.95%	—
	American Enterprise Investment Services	Class Z	12.74%	—
Columbia Seligman Global	Columbia Management	Class I	100.00%	—
Technology		Class R5	19.54%
	MLP Fenner & Smith	Class A	7.44%	—
		Class B	5.71%
		Class C	19.35%
		Class R	12.08%
		Class Z	84.64%
	First Clearing LLC	Class C	8.10%	—
		Class K	30.76%
		Class Z	6.90%
	Raymond James, St. Petersburg, FL	Class C	7.13%	—
	UBS WM USA	Class C	6.65%	—
	Pershing LLC	Class C	6.24%	—
	Morgan Stanley, Jersey City, NJ	Class C	5.85%	—
	Hartford Life Insurance Co., Hartford, CT	Class R	59.53%	—
	TD Ameritrade Trust Company	Class R	5.18%	—
	Charles Schwab	Class K	57.50%	—
	Frontier Trust Company FBO Chalet Dental Care 401K	Class K	6.91%	—
	Patterson & Co. FBO Stearns Enterprises, Inc., Charlotte, NC	Class R5	50.38%	—
	Patterson & Co. FBO ISSI Retirement Plan, Charlotte, NC	Class R5	25.01%	—
	Patterson & Co. FBOCal Irish Enterprise DBA, Charlotte, NC	Class R5	5.06%	—
Funds with fiscal period ending November 30
Columbia AMT-Free Tax-Exempt Bond	MLP Fenner & Smith	Class Z	78.86%	—
	Citigroup Global Markets	Class Z	18.34%	—

Statement of Additional Information – October 1, 2012	Page 175

		Fund Shares

Fund	Shareholder name, city and state	Share Class	Percentage	Percent of Fund (if greater than 25%)
Columbia Government Money Market	Raymond James, St. Petersburg, FL	Class A	5.05%	—
	First Clearing LLC	Class B	10.01%	—
		Class C	5.44%
	Morgan Stanley Smith Barney	Class B	5.75%	—
	Frontier Trust Company FBO	Class R	40.64%	—
	Counsel Trust DBA FBO, Pittsburgh, PA	Class R	28.82%	—
	Patricks Plain, Easton, MD	Class R5	72.01%	—
	Gramma Fisher Foundation, Easton, MD	Class R5	27.14%	—
	Donald E. Lewin, York, PA	Class Z	51.00%	—
	State Street Bank & Trust IRA,Liza Y. Fine Magnan, Woonsocket, RI	Class Z	6.57%	—
Columbia Mid Cap Growth	Columbia Management	Class I	100.00%	—
Opportunity		Class R	10.83%
		Class R4	25.55%
	MLP Fenner & Smith	Class C	7.55%	—
	Frontier Trust Company FBO Yankton Surgical Associates 401K, Fargo, ND	Class R	70.10%	—
	Satya N. Voleti, Pt. Charlotte, FL	Class R	16.72%	—
	MG Trust Company FBO Body Masters Inc., Denver, CO	Class R4	57.74%	—
	MG Trust Company FBO Central Jersey Collision, Denver, CO	Class R4	16.71%	—
	Wells Fargo Bank	Class K	83.34%	—
	Orchard Trust Company LLC FBO Silgan Plastics, Greenwood Village, CO	Class K	6.71%	—
	Citigroup Global Markets	Class Z	37.68%	—
	MLP Fenner & Smith	Class Z	31.25%	—
	First Clearing	Class Z	13.98%	—
	FIIOC FBO Accent Display 401K, Covington, KY	Class Z	8.69%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Statement of Additional Information – October 1, 2012	Page 176

Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Board of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Additionally, for Columbia Floating Rate Fund:

Columbia Floating Rate Fund (the “Fund”) is one of several defendants to a bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court’s decision as it relates to the liability of the Senior Transeastern Defendants and ordering that “[t]he Bankruptcy Court’s imposition of remedies as to the [Senior Transeastern Defendants] is null and void.” On March 8, 2011, the Committee appealed the District Court’s order to the Eleventh Circuit Court of Appeals. The Court heard oral argument on March 21, 2012, and on May 15, 2012 issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit Court of Appeals was filed and denied. The District Court will now review and decide several remaining appeal issues.

Statement of Additional Information – October 1, 2012	Page 177

Independent Registered Public Accounting Firm

The financial statements contained in each funds’ Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, located at 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds.

The Board has selected PricewaterhouseCoopers LLP, which is located at 225 South Sixth Street, Minneapolis, MN 55402, to be the funds’ new independent registered public accounting firm. The financial statements contained in each fund’s Annual Report for the fiscal year ending August 31, 2012 and later will be audited by PricewaterhouseCoopers LLP.

Statement of Additional Information – October 1, 2012	Page 178

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

On August 5, 2011, Standard & Poor’s Ratings Services (“S&P) lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because certain of the funds invest in U.S. government obligations, the value of the funds’ shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

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Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings

Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings

Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

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Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

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Appendix B

STATE TAX-EXEMPT FUNDS

STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

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Appendix C

Proxy Voting Policy

Proxy Voting Guidelines

As Amended and Restated – Effective January 24, 2011

Set forth on the following pages are guidelines adopted and used by the Funds listed on the cover page of the Statement of Additional Information to which these Guidelines are appended. These Funds are governed by the same Board of Trustees (the “Board”, “We”, “Us” or “Our”) and guide the Board in voting proxies on behalf of the Funds (the “Guidelines”). The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. The Board may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.

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Directors, Boards, Committees

Elect Directors

In a routine election of directors, the Board generally votes FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Board generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:

Independence – A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.

Attendance – A nominee who failed to attend at least 75% of the board’s meetings.

Over Boarding – A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.

Committee Membership – A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.

Audit Committee Chair – A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.

Board Independence – A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.

Interlocking Directorship – A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.

Poor Governance – A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.

The Board will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.

In the case of contested elections, the Board will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.

Shareholder Nominations for Director

The Board will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above the Board uses to evaluate nominees.

Shareholder Nominations for Director – Special Criteria

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.

Director Independence and Committees

The Board generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.

Independent Board Chair / Lead Director

The Board generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.

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Removal of Directors

The Board generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Board will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.

Board Vacancies

The Board generally votes in accordance with recommendations made by its third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.

Cumulative Voting

In the absence of proxy access rights or majority voting, the Board generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.

Majority Voting

The Board generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.

Number of Directors

The Board generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.

Term Limits

The Board generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.

General Corporate Governance

Right to Call a Special Meeting

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.

Eliminate or Restrict Right to Call Special Meeting

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to call special meetings.

Lead Independent Director Right to Call Special Meeting

The Board will generally vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

Adjourn Meeting

The Board will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).

Other Business

The Board generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.

Eliminate or Restrict Action by Written Consent

The Board will generally vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.

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Vote Unmarked Proxies

The Board generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.

Proxy Contest Advance Notice

The Board generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.

Minimum Stock Ownership

The Board will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.

Director and Officer Indemnification

The Board will generally vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.

Confidential Voting

The Board generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Board supports the proposal to minimize pressure on shareholders, particularly employee shareholders.

Miscellaneous Governing Document Amendments

The Board generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

Change Company Name

The Board will generally vote FOR routine business matters such as changing the company’s name.

Approve Minutes

The Board will generally vote FOR routine procedural matters such as approving the minutes of a prior meeting.

Change Date/Time/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Approve Annual, Financial and Statutory Reports

The Board generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.

Compensation

Approve or Amend Omnibus Equity Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.

Approve or Amend Stock Option Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.

Statement of Additional Information – October 1, 2012	C-4

Approve or Amend Employee Stock Purchase Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.

Approve or Amend Performance-Based 162(m) Compensation Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.

Approve or Amend Restricted Stock Plan

The Board generally votes in accordance with recommendations made by its third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.

Stock Option Repricing or Exchanges

The Board generally votes in accordance with recommendations made by its third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Board generally will vote FOR proposals to put stock option repricings to a shareholder vote.

Performance-Based Stock Options

The Board will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.

Ban Future Stock Option Grants

The Board generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.

Require Stock Retention Period

The Board generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.

Require Approval of Extraordinary Benefits

The Board generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.

Pay for Performance

The Board will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.

Say on Pay

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals, taking into consideration the nature of the proposal, whether the proposal seeks any change in compensation policy, and an analysis of the Compensation Discussion and Analysis disclosure and pay for performance practices of the company.

Executive Severance Agreements

The Board generally votes in accordance with recommendations made by its third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.

Statement of Additional Information – October 1, 2012	C-5

Approve or Amend Deferred Compensation Plans for Directors

The Board generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.

Set Director Compensation

The Board generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.

Director Retirement Plans

The Board will generally vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.

Business Entity and Capitalization

Common or Preferred Stock – Increase in Authorized Shares or Classes

The Board will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, The Board will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Board also will consider on a CASE-BY-CASE basis.

Common or Preferred Stock – Decrease in Authorized Shares or Classes

The Board generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.

Common Stock – Change in Par Value

The Board generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.

Authorize Share Repurchase Program

The Board generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.

Stock Splits

The Board generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.

Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures

The Board will generally vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Board will generally vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.

Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)

The Board generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Board generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.

Statement of Additional Information – October 1, 2012	C-6

Recapitalization

The Board generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Board generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.

Merger Agreement

The Board will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.

Going Private

The Board will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.

Reincorporation

The Board will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Board will generally vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Board will generally vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.

Bundled Proposals

The Board generally votes in accordance with recommendations made by its third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.

Defense Mechanisms

Shareholder Rights’ Plan (Poison Pill)

The Board will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.

Supermajority Voting

The Board generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.

Control Share Acquisition Provisions

The Board generally will vote FOR proposals to opt out of control share acquisition statutes and will generally vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.

Anti-Greenmail

The Board generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.

Classification of Board of Directors

The Board generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.

Statement of Additional Information – October 1, 2012	C-7

Auditors

Ratify or Appoint Auditors

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, attempts to limit auditor liability or situations where independence has been compromised.

Prohibit or Limit Auditor’s Non-Audit Services

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.

Indemnification of External Auditor

The Board will generally vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.

Indemnification of Internal Auditor

The Board will generally vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

Social and Environmental

Disclose Social Agenda

The Board generally will ABSTAIN from voting on proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare for the following reasons: a) our clients are likely to have different views of what is a socially responsible policy, b) whether social responsibility issues other than those mandated by law should be the subject of corporate policy, or c) because the impact of such disclosure on share value can rarely be anticipated with any degree of confidence.

Socially Responsible Investing

The Board generally will ABSTAIN from voting on proposals that seek to have a company take a position on social or environmental issues, for the reasons cited under ‘Disclose Social Agenda’ above.

Prohibit or Disclose Contributions and Lobbying Expenses

The Board generally votes in accordance with recommendations made by its third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.

Disclose Prior Government Service

The Board generally will ABSTAIN from voting on proposals seeking the company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years.

Change in Operations or Products Manufactured or Sold

The Board generally will ABSTAIN from voting on proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) .

Executive Compensation Report

The Board generally will vote AGAINST proposals seeking companies to issue a report on linkages between executive compensation and financial, environmental and social performance on the grounds that executive compensation is a business matter for the company’s board to consider.

Statement of Additional Information – October 1, 2012	C-8

Pay Equity

The Board will generally vote AGAINST proposals seeking a cap on the total pay and other compensation of its executive officers to no more than a specified multiple of the pay of the average employee of the company.

Foreign Issues

Foreign Issues- Directors, Boards, Committees

Approve Discharge of Management (Supervisory) Board

The Board generally votes in accordance with recommendations made by its third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

Announce Vacancies on Management (Supervisory) Board

The Board generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.

Approve Director Fees

The Board generally votes in accordance with recommendations made by its third party research provider on proposals seeking approval of director fees.

Foreign Issues- General Corporate Governance

Digitalization of Certificates

The Board generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.

Authorize Filing of Required Documents and Other Formalities

The Board generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.

Propose Publications Media

The Board generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.

Clarify Articles of Association or Incorporation

The Board generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.

Update Articles of Association or Incorporation with Proxy Results

The Board generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.

Conform Articles of Association or Incorporation to Law or Stock Exchange

The Board generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.

Statement of Additional Information – October 1, 2012	C-9

Authorize Board to Ratify and Execute Approved Resolutions

The Board generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.

Prepare and Approve List of Shareholders

The Board generally votes FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.

Authorize Company to Engage in Transactions with Related Parties

The Board generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.

Amend Articles to Lower Quorum Requirement for Special Business

The Board generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.

Change Date/Location of Annual Meeting

The Board will vote in accordance with the recommendation of the third-party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.

Elect Chairman of the Meeting

The Board generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.

Authorize New Product Lines

The Board generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.

Approve Financial Statements, Directors’ Reports and Auditors’ Reports

The Board generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.

Foreign Issues- Compensation

Approve Retirement Bonuses for Directors/Statutory Auditors

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Approve Payment to Deceased Director’s/Statutory Auditor’s Family

The Board generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.

Foreign Issues- Business Entity, Capitalization

Set or Approve the Dividend

The Board generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.

Statement of Additional Information – October 1, 2012	C-10

Approve Allocation of Income and Dividends

The Board generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.

Approve Scrip (Stock) Dividend Alternative

The Board generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Board generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Authorize Issuance of Equity or Equity-Linked Securities

The Board generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.

Authorize Issuance of Bonds

The Board generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.

Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value

The Board generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.

Increase Issued Capital for Rights Issue

The Board generally will vote FOR proposals requesting shareholder approval to increase to issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.

Board Authority to Repurchase Shares

The Board generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.

Authorize Reissuance of Repurchased Shares

The Board generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.

Approve Payment of Corporate Income Tax

The Board generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.

Cancel Pre-Approved Capital Issuance Authority

The Board generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.

Allotment of Unissued Shares

The Board generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.

Statement of Additional Information – October 1, 2012	C-11

Authority to Allot Shares for Cash

The Board generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).

Foreign Issues- Defense Mechanisms

Authorize Board to Use All Outstanding Capital

The Board will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.

Foreign Issues- Auditors

Approve Special Auditors’ Report

The Board generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.

Appoint Statutory Auditor

The Board generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.

Foreign Issues- Social and Environmental

Authorize Company to Make EU Political Organization Donations

The Board generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.

Statement of Additional Information – October 1, 2012	C-12

Appendix D

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

			Sales charge(a) as a percentage of:
Fund category	Total market value		Public offering price(b)	Net amount invested
Equity, Flexible, Fund-of-funds – equity, Columbia Absolute Return Emerging Markets Macro and Columbia Absolute Return Enhanced Multi-Strategy	$0 – $49,999		5.75%	6.10%
	$50,000 – $99,999		4.50%	4.71%
	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
	$0 – $49,999		4.75%	4.99%
	$50,000 – $99,999		4.25%	4.44%
Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999		3.50%	3.63%
	$250,000 – $499,999		2.50%	2.56%
	$500,000 – $999,999		2.00%	2.04%
	$1,000,000 or more	(c),(d)	0.00%	0.00%
For Columbia Absolute Return Currency and Income, Columbia Absolute Return Multi-Strategy, Columbia Floating Rate, Columbia Inflation Protected Securities, Columbia Limited Duration Credit	$0 – $99,999		3.00%	3.09%
	$100,000 – $249,999		2.50%	2.56%
	$250,000 – $499,999		2.00%	2.04%
	$500,000 – $999,999		1.50%	1.52%
	$1,000,000 or more	(c),(d)	0.00%	0.00%

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

For additional information about choosing a share class, see Appendix S.

Statement of Additional Information – October 1, 2012	D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund

Columbia Acorn Emerging Markets Fund

Columbia Acorn European Fund

Columbia Acorn International

Columbia Acorn International Select

Columbia Acorn Select

Columbia Acorn USA

Columbia Balanced Fund

Columbia Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Contrarian Core Fund

Columbia Convertible Securities Fund

Columbia Corporate Income Fund (formerly known as Columbia Income Fund)

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Global Value Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Fund

Columbia Large Cap Index Fund

Columbia Large Cap Value Fund

Columbia LifeGoal® Balanced Growth Portfolio

Columbia LifeGoal® Growth Portfolio

Columbia LifeGoal® Income and Growth Portfolio

Columbia LifeGoal® Income Portfolio

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Global Fund

Columbia Marsico Growth Fund

Columbia Marsico International Opportunities Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Masters International Equity Portfolio

Columbia Mid Cap Growth Fund

Columbia Mid Cap Index Fund

Columbia Mid Cap Value Fund

Columbia Multi-Advisor International Equity Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Small Cap Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbiasm Thermostat Fund®

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia World Equity Fund

Statement of Additional Information – October 1, 2012	E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)

Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)

Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)

Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)

Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)

Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)

Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)

Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)

Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)

Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)

Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)

Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)

Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)

Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)

Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)

Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)

Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)

Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)

Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)

Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)

Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)

Columbia Marsico Flexible Capital Fund

Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)

Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)

Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)

Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)

Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)

Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)

Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)

Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)

Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)

Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)

Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)

Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)

Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)

Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)

Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)

Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)

Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)

Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)

Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)

Statement of Additional Information – October 1, 2012	F-1

Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)

Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)

Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)

Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)

Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)

Statement of Additional Information – October 1, 2012	F-2

Appendix S

MORE INFORMATION ABOUT CHOOSING A SHARE CLASS

Changes to Share Class Names

Effective October 25, 2012, Class R4 shares were renamed Class K shares. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Prior to September 3, 2010, Class R shares of Legacy RiverSource Funds were known as Class R2 shares.

Sales Charge Waivers

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates[1];

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors[1];

•	Registered representatives and other employees of affiliated or unaffiliated selling agents having a selling agreement with the Distributor[1];

•	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the funds[1];

•	Partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees; and

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

•	Employees of Bank of America, its affiliates and subsidiaries.

•	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors).

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund, may buy Class A shares of any fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 fund shareholders on the date that those funds were reorganized into Galaxy funds.

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	At the fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

•

In connection with purchases of Class A shares in accounts of selling agents that have entered into agreements with the distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers.

Statement of Additional Information – October 1, 2012	S-1

Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:

•	With dividend or capital gain distributions from a fund or from the same class of another fund;

•

Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•

Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the fund or the Transfer Agent and transacts directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

[1]	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Restrictions may apply to certain accounts and certain transactions. The funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.

Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)

Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:

•	In the event of the shareholder’s death;

•	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;

•	Purchased through reinvestment of dividend and capital gain distributions;

•	In an account that has been closed because it falls below the minimum account balance;

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;

•	Of Class A shares of a fund initially purchased by an employee benefit plan;

•	Other than Class A shares of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	In connection with the fund’s Small Account Policy (as described in the applicable prospectus); and

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Statement of Additional Information – October 1, 2012	S-2

Shareholders won’t pay a CDSC on redemption of Class B shares:

•	In the event of the shareholder’s death; and

•	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

•	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.

Below are additional categories of CDSC waivers:

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•

For shares purchased prior to September 7, 2010, CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

•

CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSC may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.

•

CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code, following normal retirement or the attainment of age 59 1/2 for shares purchased prior to September 7, 2010.**

•

For Class B shares, and for Class A and Class C shares purchased prior to September 7, 2010, CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling agents must inform the fund or the Transfer Agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling agent must inform the fund or the Transfer Agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.

Minimum Initial Investment in Class Z Shares

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses, as supplemented. In addition to the categories of Class Z investors described in the prospectuses, as supplemented, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the

Statement of Additional Information – October 1, 2012	S-3

foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•

Any persons employed as of April 30, 2010 by the Legacy Columbia Funds’ former investment manager, distributor or transfer agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.

Class B Shares – Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia Fund at any time and Legacy RiverSource Fund (including former Seligman Fund) on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Legacy RiverSource Fund (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one half years of ownership. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the fund.

The following rules apply to the conversion of Class B shares to Class A shares:

•

Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Fund Reorganizations

Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

Rejection of Business

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

S-6500 DN (10/12)

Statement of Additional Information – October 1, 2012	S-4

Columbia Active Portfolios — Diversified Equity Income Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.1% Issuer	Shares	Value ($)
Consumer Discretionary 11.8%
Auto Components 1.1%

Johnson Controls, Inc.	213,650	6,439,411
Automobiles 2.1%

Ford Motor Co.	1,122,959	11,858,447
Hotels, Restaurants & Leisure 0.9%

McDonald’s Corp.	60,166	5,375,231
Household Durables 0.4%

Lennar Corp., Class A	73,135	1,995,854
Media 2.6%

Comcast Corp., Class A	110,946	3,207,449
Regal Entertainment Group, Class A	213,279	2,932,586
Time Warner, Inc.	55,329	1,907,191
Viacom, Inc., Class B	58,086	2,772,445
Walt Disney Co. (The)	89,460	4,089,216

Total		14,908,887

Multiline Retail 3.3%

Macy’s, Inc.	164,490	6,258,845
Target Corp.	220,108	12,746,454

Total		19,005,299

Specialty Retail 1.4%

Home Depot, Inc. (The)	168,615	8,319,464

Total Consumer Discretionary		67,902,593

Consumer Staples 11.2%
Beverages 0.6%

PepsiCo, Inc.	51,626	3,502,824
Food & Staples Retailing 1.4%

Wal-Mart Stores, Inc.	117,981	7,765,509
Food Products 1.8%

Kraft Foods, Inc., Class A	141,306	5,407,781
Sara Lee Corp.	97,792	2,043,853
Unilever NV - NY Shares	100,339	3,146,631

Total		10,598,265

Household Products 2.0%

Kimberly-Clark Corp.	68,734	5,454,043
Procter & Gamble Co. (The)	95,489	5,948,010

Total		11,402,053

Common Stocks (continued) Issuer	Shares	Value ($)
Tobacco 5.4%

Altria Group, Inc.	190,164	6,121,379
Lorillard, Inc.	129,812	16,044,763
Philip Morris International, Inc.	105,584	8,922,904

Total		31,089,046

Total Consumer Staples		64,357,697

Energy 9.9%
Energy Equipment & Services 1.2%

C&J Energy Services, Inc.(a)	53,872	963,231
Halliburton Co.	120,273	3,615,407
McDermott International, Inc.(a)	107,829	1,094,464
National Oilwell Varco, Inc.	18,716	1,249,293

Total		6,922,395

Oil, Gas & Consumable Fuels 8.7%

Anadarko Petroleum Corp.	93,998	5,733,878
Apache Corp.	65,906	5,363,430
Chevron Corp.	99,614	9,793,052
Enbridge, Inc.	104,314	4,113,101
Exxon Mobil Corp.	129,005	10,143,663
Occidental Petroleum Corp.	94,219	7,468,740
Royal Dutch Shell PLC, ADR	60,977	3,791,550
Total SA, ADR	58,385	2,514,642
Williams Companies, Inc. (The)	39,380	1,202,272

Total		50,124,328

Total Energy		57,046,723

Financials 11.6%
Capital Markets 1.4%

Goldman Sachs Group, Inc. (The)	87,794	8,401,886
Commercial Banks 0.5%

Wells Fargo & Co.	93,534	2,997,765
Diversified Financial Services 4.8%

Bank of America Corp.	1,493,964	10,980,635
Citigroup, Inc.	105,386	2,793,783
JPMorgan Chase & Co.	415,655	13,778,963

Total		27,553,381

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012 1

Columbia Active Portfolios — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued) Issuer	Shares	Value ($)
Insurance 4.7%

ACE Ltd.	86,514	6,257,558
Allstate Corp. (The)	124,255	4,217,215
Endurance Specialty Holdings Ltd.	34,947	1,365,030
MetLife, Inc.	102,835	3,003,810
PartnerRe Ltd.	6,774	480,073
XL Group PLC	577,058	11,783,524

Total		27,107,210

Real Estate Investment Trusts (REITs) 0.2%

ProLogis, Inc.	35,193	1,125,472

Total Financials		67,185,714

Health Care 11.8%
Health Care Providers & Services 1.9%

UnitedHealth Group, Inc.	198,144	11,050,491
Life Sciences Tools & Services 1.4%

Agilent Technologies, Inc.	106,131	4,315,286
Thermo Fisher Scientific, Inc.	77,314	3,902,811

Total		8,218,097

Pharmaceuticals 8.5%

Bristol-Myers Squibb Co.	212,722	7,092,152
Johnson & Johnson	133,012	8,303,939
Merck & Co., Inc.	318,008	11,950,741
Novartis AG, ADR	116,178	6,044,741
Pfizer, Inc.	706,937	15,460,712

Total		48,852,285

Total Health Care		68,120,873

Industrials 14.1%
Aerospace & Defense 2.6%

Boeing Co. (The)	100,954	7,027,408
Honeywell International, Inc.	55,683	3,099,316
Lockheed Martin Corp.	56,104	4,645,411

Total		14,772,135

Air Freight & Logistics 0.6%

United Parcel Service, Inc., Class B	42,508	3,185,549
Airlines 0.8%
Delta Air Lines, Inc.(a)	152,057	1,839,890
United Continental Holdings, Inc.(a)	120,358	3,029,411

Total		4,869,301

Common Stocks (continued) Issuer	Shares	Value ($)
Electrical Equipment 2.6%

ABB Ltd., ADR(a)	122,707	1,939,998
Cooper Industries PLC	140,900	9,933,450
Hubbell, Inc., Class B	42,730	3,372,251

Total		15,245,699

Industrial Conglomerates 2.7%

General Electric Co.	494,735	9,444,491
Tyco International Ltd.	113,499	6,033,607

Total		15,478,098
Machinery 4.0%

Caterpillar, Inc.	81,169	7,112,028
Deere & Co.	10,635	785,607
Eaton Corp.	91,972	3,923,526
Illinois Tool Works, Inc.	94,766	5,321,111
PACCAR, Inc.	35,583	1,336,853
Parker Hannifin Corp.	59,686	4,878,734

Total		23,357,859

Road & Rail 0.8%

Union Pacific Corp.	41,215	4,591,351

Total Industrials		81,499,992

Information Technology 12.3%
Communications Equipment 1.2%

Cisco Systems, Inc.	426,154	6,959,095
Computers & Peripherals 1.0%

Apple, Inc.(a)	10,017	5,787,121
Electronic Equipment, Instruments & Components 0.5%

TE Connectivity Ltd.	90,597	2,846,558
IT Services 3.4%

Accenture PLC, Class A	65,819	3,758,265
International Business Machines Corp.	8,599	1,658,747
Mastercard, Inc., Class A	35,710	14,516,472

Total		19,933,484

Semiconductors & Semiconductor Equipment 2.2%

Intel Corp.	330,266	8,534,073
Microchip Technology, Inc.	127,186	3,945,310

Total		12,479,383

The accompanying Notes to Financial Statements are an integral part of this statement.

2 Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)
Software 4.0%

Microsoft Corp.	678,659	19,810,056
Oracle Corp.	120,773	3,196,862

Total		23,006,918

Total Information Technology		71,012,559

Materials 1.6%
Chemicals 1.4%

Air Products & Chemicals, Inc.	38,040	3,006,682
Dow Chemical Co. (The)	9,235	286,839
EI du Pont de Nemours & Co.	95,466	4,607,189

Total		7,900,710

Metals & Mining 0.2%

Freeport-McMoRan Copper & Gold, Inc.	42,034	1,346,769

Total Materials		9,247,479

Telecommunication Services 6.5%
Diversified Telecommunication Services 5.8%

AT&T, Inc.	463,717	15,845,210
CenturyLink, Inc.	173,460	6,803,101
Deutsche Telekom AG, ADR	248,699	2,453,416
Verizon Communications, Inc.	138,369	5,761,685
Windstream Corp.	282,647	2,645,576

Total		33,508,988

Wireless Telecommunication Services 0.7%

Vodafone Group PLC, ADR	146,278	3,918,787

Total Telecommunication Services		37,427,775
Utilities 5.3%
Electric Utilities 2.9%

American Electric Power Co., Inc.	85,720	3,301,077
Duke Energy Corp.	109,614	2,409,316
Entergy Corp.	40,683	2,625,274
FirstEnergy Corp.	69,856	3,268,562
NextEra Energy, Inc.	45,924	3,000,674
PPL Corp.	68,794	1,882,892

Total		16,487,795

Independent Power Producers & Energy Traders —%
Calpine Corp.(a)	6,406	107,621

Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 2.4%
Dominion Resources, Inc.	93,842	4,885,415
PG&E Corp.	104,755	4,577,793
Sempra Energy	66,456	4,320,305

Total		13,783,513

Total Utilities		30,378,929

Total Common Stocks (Cost: $583,794,893)		554,180,334

Convertible Bonds 0.1%

Issuer Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/18 3.750%	1,200,000	856,500

Total Building Materials		856,500

Total Convertible Bonds (Cost: $1,030,003)		856,500

Equity-Linked Notes 1.3%

Issuer	Shares	Value ($)
Goldman Sachs Group, Inc. (The) Mandatory Exchangeable Notes(b) (linked to common stock of Dow Chemical Co. (The)) 10/19/12 0.000%	225,344	7,317,210

Total Equity-Linked Notes (Cost: $7,799,287)		7,317,210
Money Market Funds 4.8%

Columbia Short-Term	Shares	Value ($)
Cash Fund, 0.161%(c)(d)	27,738,063	27,738,063

Total Money Market Funds (Cost: $27,738,063)		27,738,063

Total Investments (Cost: $620,362,246)		590,092,107

Other Assets & Liabilities, Net		(13,322,920)

Net Assets		576,769,187

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012 3

Columbia Active Portfolios — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $7,317,210 or 1.27% of net assets.

(c)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(d)	Investments in affiliates during the year ended May 31, 2012:

			Sales Cost/ Proceeds Realized		Dividends Ending or Interest
Issuer	Beginning Cost ($)	Purchase Cost ($)	From Sales ($)	Gain/Loss ($)	Cost ($)	Income ($)	Value ($)
Columbia Short-Term Cash Fund		40,551,485	(12,813,422)		27,738,063	3,482	27,738,063

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

4 Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	67,902,593	—	—	67,902,593
Consumer Staples	64,357,697	—	—	64,357,697
Energy	57,046,723	—	—	57,046,723
Financials	67,185,714	—	—	67,185,714
Health Care	68,120,873	—	—	68,120,873
Industrials	81,499,992	—	—	81,499,992
Information Technology	71,012,559	—	—	71,012,559
Materials	9,247,479	—	—	9,247,479
Telecommunication Services	37,427,775	—	—	37,427,775
Utilities	30,378,929	—	—	30,378,929

Total Equity Securities	554,180,334	—	—	554,180,334

Bonds

Convertible Bonds	—	856,500	—	856,500

Total Bonds	—	856,500	—	856,500

Other

Equity-Linked Notes	—	7,317,210	—	7,317,210
Money Market Funds	27,738,063	—	—	27,738,063

Total Other	27,738,063	7,317,210	—	35,055,273

Total	581,918,397	8,173,710	—	590,092,107

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012 5

Columbia Active Portfolios — Diversified Equity Income Fund

Assets

Investments, at value

Unaffiliated issuers (identified cost $592,624,183)	$562,354,044
Affiliated issuers (identified cost $27,738,063)	27,738,063

Total investments (identified cost $620,362,246)	590,092,107
Receivable for:

Capital shares sold	2,410,694
Dividends	1,863,389
Interest	8,550
Reclaims	36,886
Expense reimbursement due from Investment Manager	287

Total assets	594,411,913

Liabilities

Payable for:

Investments purchased	16,603,910
Capital shares purchased	829,402
Investment management fees	10,290
Distribution and service fees	3,933
Transfer agent fees	116,270
Administration fees	934
Compensation of board members	1,605
Other expenses	76,382

Total liabilities	17,642,726

Net assets applicable to outstanding capital stock	$576,769,187

Represented by

Paid-in capital	$607,342,905
Undistributed net investment income	1,625,962
Accumulated net realized loss	(1,928,789)
Unrealized appreciation (depreciation) on:

Investments	(30,270,139)
Foreign currency translations	(752)

Total — representing net assets applicable to outstanding capital stock	$576,769,187

Class A

Net assets	$576,769,187
Shares outstanding	60,779,766
Net asset value per share	$9.49

The accompanying Notes to Financial Statements are an integral part of this statement.

6 Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Statement of Operations

Year Ended May 31, 2012(a)

Net investment income

Income:

Dividends	$2,185,071
Interest	7,253
Dividends from affiliates	3,482
Foreign taxes withheld	(49,154)

Total income	2,146,652

Expenses:

Investment management fees	395,908
Distribution fees

Service fees
Class A	151,442
Transfer agent fees

Class A	145,888
Administration fees	35,913
Compensation of board members	1,605
Stockholders’ meeting fees	5,337
Custodian fees	905
Printing and postage fees	56,332
Registration fees	18,213
Professional fees	24,446
Other	1,667

Total expenses	837,656
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(183,427)

Total net expenses	654,229

Net investment income	1,492,423

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(1,928,789)

Net realized loss	(1,928,789)
Net change in unrealized appreciation (depreciation) on:

Investments	(30,270,139)
Foreign currency translations	(752)

Net change in unrealized depreciation	(30,270,891)

Net realized and unrealized loss	(32,199,680)

Net decrease in net assets from operations	$(30,707,257)

(a)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012 7

Columbia Active Portfolios — Diversified Equity Income Fund

Statement of Changes in Net Assets

		Year Ended May 31, 2012(a)
Operations
Net investment income		$1,492,423
Net realized loss		(1,928,789)
Net change in unrealized appreciation (depreciation)		(30,270,891)

Net decrease in net assets resulting from operations		(30,707,257)

Increase (decrease) in net assets from share transactions		607,456,441

Total increase in net assets		576,749,184

Net assets at beginning of year		20,003

Net assets at end of year		$576,769,187

Undistributed net investment income		$1,625,962

(a) For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

	Year Ended May 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	61,930,547	618,688,188
Redemptions	(1,152,781)	(11,231,747)

Total increase	60,777,766	607,456,441

(a)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

8 Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assume reinvestment of all dividends and distributions. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Class A	Year Ended May 31, 2012 (a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.02

Net realized and unrealized loss	(0.53)

Total from investment operations	(0.51)

Net asset value, end of period	$9.49

Total return	(5.10%)

Ratios to average net assets (b)

Expenses prior to fees waived or expenses reimbursed	1.38	% (c)

Net expenses after fees waived or expenses reimbursed™	1.08	% (c)

Net investment income	2.46	% (c)

Supplemental data

Net assets, end of period (in thousands)	$576,769

Portfolio turnover	3%

Notes to Financial Highlights

(a)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	Annualized.
(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012 9

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Active Portfolios — Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On March 14, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund, which represented the initial capital at $10.00 per share. Shares of the Fund were first offered to the public on April 20, 2012.

These financial statements cover the period from April 20, 2012 (commencement of operations) to May 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates.

Class A shares are not subject to any front end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and

10 Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Annual Report 2012 11

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. The annualized effective management fee rate for the period ended May 31, 2012 was 0.65% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the period May 31, 2012 was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012, there were no expenses incurred for these particular items.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended May 31, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets for Class A shares was 0.24%

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder

12 Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the 1.08% of Class A share’s average daily net assets.

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses and non-deductible expenses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$133,536
Accumulated net realized loss	—

Paid-in capital	(133,536)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period was as follows:

Period Ended May 31,	2012
Ordinary income	$—
Long-term capital gains	—

Total	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,625,962
Undistributed accumulated long-term capital gains	—
Accumulated realized loss	(1,772,649)

Unrealized depreciation	(30,427,031)

At May 31, 2012, the cost of investments for federal income tax purposes was $620,518,386 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,016,153
Unrealized depreciation	(36,442,432)

Net unrealized depreciation	$(30,426,279)

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	1,772,649
Unlimited long-term	—

Total	1,772,649

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require

Annual Report 2012 13

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $612,124,408 and $17,573,940, respectively, for the period ended May 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the period ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 99.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended May 31, 2012.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

14 Annual Report 2012

Columbia Active Portfolios — Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012 15

Columbia Active Portfolios — Diversified Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Active Portfolios — Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Active Portfolios — Diversified Equity Income Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 20, 2012 (commencement of operations) to May 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Active Portfolios — Diversified Equity Income Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 20, 2012 (commencement of operations) to May 31, 2012, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

16 Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 3.9%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Colombia 3.9%
Corp. Andina de Fomento Senior Unsecured 01/15/16	3.750%		3,965,000	4,128,072

Total Corporate Bonds & Notes (Cost: $4,021,681)				4,128,072

Inflation-Indexed Bonds(a) 6.4%
Mexico 6.4%
Mexican Udibonos 12/19/13	3.500%	MXN	1,952,416	6,748,988

Total Inflation-Indexed Bonds (Cost: $7,516,593)				6,748,988

Foreign Government Obligations(a) 19.6%
Chile 2.9%
Chile Government International Bond Senior Unsecured 08/05/20	5.500%	CLP	1,500,000,000	3,068,138

Colombia 2.7%
Colombia Government International Bond Senior Unsecured 07/12/21	4.375%		1,700,000	1,854,700

Empresa de Energia de Bogota SA Senior Unsecured(b) 11/10/21	6.125%		1,000,000	1,036,988

Total				2,891,688

Dominican Republic 2.6%
Dominican Republic International Bond Senior Unsecured(b) 05/06/21	7.500%		2,600,000	2,717,368

Greece 0.2%
Hellenic Republic Government Bond(c)
Senior Unsecured
02/24/23	2.000%		EUR 67,500	11,975
02/24/24	2.000%		EUR 67,500	11,067
02/24/25	2.000%		EUR 67,500	10,725
02/24/26	2.000%		EUR 67,500	10,433
02/24/27	2.000%		EUR 67,500	9,615
02/24/28	2.000%		EUR 72,000	10,741
02/24/29	2.000%		EUR 72,000	10,256
02/24/30	2.000%		EUR 72,000	10,534
02/24/31	2.000%		EUR 72,000	10,796
02/24/32	2.000%		EUR 72,000	10,324
02/24/33	2.000%		EUR 72,000	10,472
02/24/34	2.000%		EUR 72,000	10,073
02/24/35	2.000%		EUR 72,000	10,484
02/24/36	2.000%		EUR 72,000	9,794

Foreign Government Obligations(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

02/24/37	2.000%	EUR 72,000	9,943
02/24/38	2.000%	EUR 72,000	9,277
02/24/39	2.000%	EUR 72,000	9,358
02/24/40	2.000%	EUR 72,000	10,362
02/24/41	2.000%	EUR 72,000	9,868
02/24/42	2.000%	EUR 72,000	10,464
10/15/42	0.000%	EUR 1,417,500	4,557

Total			211,118

Qatar 2.3%
Qatar Government International Bond Senior Unsecured 04/09/19	6.550%	2,050,000	2,467,790

Romania 0.9%
Romanian Government International Bond Senior Unsecured(b) 02/07/22	6.750%	1,000,000	1,000,655

Russian Federation 4.8%
Russian Foreign Bond — Eurobond(b) 04/04/17	3.250%	2,000,000	2,007,500

Sberbank of Russia Via SB Capital SA Senior Unsecured(b) 02/07/17	4.950%	3,000,000	3,037,008

Total			5,044,508

Trinidad and Tobago 1.2%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b) 08/14/19	9.750%	1,000,000	1,219,944

Venezuela 2.0%
Petroleos de Venezuela SA 11/02/17	8.500%	2,660,000	2,101,400

Total Foreign Government Obligations (Cost: $20,988,531)			20,722,609

Money Market Funds 69.3%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(d)(e)		73,317,978	73,317,978

Total Money Market Funds (Cost: $73,317,978)			73,317,978

Total Investments (Cost: $105,844,783)			104,917,647

Other Assets & Liabilities, Net			859,360

Net Assets			105,777,007

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2012

Investments in Derivatives

Credit Default Swap Contracts Outstanding at May 31, 2012

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Limited	Republic of Turkey	Dec. 20, 2015	1.00	2,700,000	139,794	(112,874)	(5,475)	21,445	—

Barclays	Emirate of Abu Dhabi	June 26, 2016	1.00	2,000,000	18,550	(3,448)	(4,055)	11,047	—

Barclays	Emirate of Abu Dhabi	Sept. 20, 2016	1.00	4,672,000	54,205	(11,531)	(9,474)	33,200	—

Barclays	Emirate of Abu Dhabi	March 20, 2017	1.00	11,000,000	177,151	(154,109)	(22,305)	737	—

Total								66,429	—

Credit Default Swap Contracts Outstanding at May 31, 2012

Sell Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	State of Qatar	June 20, 2016	1.00	2,000,000	(14,913)	3,448	4,055	—	(7,410)

Barclays	Republic of Peru	Sept. 20, 2016	1.00	7,344,000	(168,848)	192,538	14,892	38,582

Citibank	Republic of Peru	Sept. 20, 2016	1.00	3,000,000	(68,974)	30,691	6,083		(32,200)

Citibank	Republic of Peru	Sept. 20, 2016	1.00	1,500,000	(34,487)	36,348	3,042	4,903

Barclays	State of Qatar	Sept. 20, 2016	1.00	4,672,000	(46,927)	7,692	9,474		(29,761)

Citibank	People’s Republic of China	Dec. 20, 2016	1.00	1,500,000	(15,129)	27,221	3,042	15,134	—

Citibank New York	People’s Republic of China	Dec. 20, 2016	1.00	9,700,000	(97,832)	240,976	19,669	162,813	—

Barclays	State of Qatar	March 20, 2017	1.00	11,000,000	(165,512)	141,781	22,305		(1,426)

Total								221,432	(70,797)

Interest Rate Swap Contracts Outstanding at May 31, 2012

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citibank	1-Month MXN TIIE-Banxico	Pay	5.310	Aug. 29, 2016	185,000,000	—	—	(11,360)

Citibank	28-Day MXN TIIE-Banxico	Pay	5.310	Aug. 29, 2016	55,000,000	56,651	52,073	—

Barclays	1-Month MXN TIIE-Banxico	Pay	5.780	Dec. 19, 2016	220,000,000	—	242,574	—

Total							294,647	(11,360)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2012

Forward Foreign Currency Exchange Contracts Open at May 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	June 26, 2012	3,048,000	(EUR)	3,879,817	(USD)	110,585	—

Citigroup Global Markets, Inc.	June 26, 2012	7,370,714	(USD)	23,175,000	(MYR)	—	(74,729)

Goldman, Sachs & Co.	July 2, 2012	1,771,237	(USD)	55,608,000	(RUB)	—	(114,205)

Goldman, Sachs & Co.	July 3, 2012	1,736,372	(USD)	6,022,000	(PLN)	—	(44,298)

HSBC Bank PLC	February 13, 2013	19,974,054	(USD)	125,230,040	(CNY)	—	(373,647)

Total						110,585	(606,879)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $11,019,463 or 10.42% of net assets.

(c)	Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	14,742,267	302,352,071	(243,776,360)	—	73,317,978	109,649	73,317,978

Currency Legend

CLP	Chilean Peso

CNY	China, Yuan Renminbi

EUR	Euro

MXN	Mexican Peso

MYR	Malaysia Ringgits

PLN	Polish Zloty

RUB	Russian Rouble

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	4,128,072	—	4,128,072

Inflation-Indexed Bonds	—	6,748,988	—	6,748,988

Foreign Government Obligations	—	20,722,609	—	20,722,609

Total Bonds	—	31,599,669	—	31,599,669

Other

Money Market Funds	73,317,978	—	—	73,317,978

Total Other	73,317,978	—	—	73,317,978

Investments in Securities	73,317,978	31,599,669	—	104,917,647

Derivatives

Assets
Swap Contracts	—	582,508	—	582,508
Forward Foreign Currency Exchange Contracts	—	110,585	—	110,585

Liabilities
Swap Contracts	—	(82,157)	—	(82,157)
Forward Foreign Currency Exchange Contracts	—	(606,879)	—	(606,879)

Total	73,317,978	31,603,726	—	104,921,704

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $32,526,805)	$31,599,669

Affiliated issuers (identified cost $73,317,978)	73,317,978

Total investments (identified cost $105,844,783)	104,917,647

Cash	5,558

Foreign currency (identified cost $1,092,389)	1,076,566

Unrealized appreciation on forward foreign currency exchange contracts	110,585

Unrealized appreciation on swap contracts	582,508

Premiums paid on outstanding swap contracts	281,962

Receivable for:

Capital shares sold	72,882

Dividends	9,390

Interest	309,717

Reclaims	45,973

Total assets	107,412,788

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	606,879

Unrealized depreciation on swap contracts	82,157

Premiums received on outstanding swap contracts	737,346

Payable for:

Capital shares purchased	107,407

Investment management fees	2,669

Distribution fees	219

Transfer agent fees	24,597

Administration fees	232

Compensation of board members	3,447

Other expenses	70,828

Total liabilities	1,635,781

Net assets applicable to outstanding capital stock	$105,777,007

Represented by

Paid-in capital	$106,497,820

Undistributed net investment income	636,940

Accumulated net realized loss	(406,874)

Unrealized appreciation (depreciation) on:

Investments	(927,136)

Foreign currency translations	(27,800)

Forward foreign currency exchange contracts	(496,294)

Swap contracts	500,351

Total — representing net assets applicable to outstanding capital stock	$105,777,007

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$238,499

Shares outstanding	23,883

Net asset value per share	$9.99

Maximum offering price per share(a)	$10.60

Class B

Net assets	$2,489

Shares outstanding	250

Net asset value per share	$9.96

Class C

Net assets	$2,489

Shares outstanding	250

Net asset value per share	$9.96

Class I

Net assets	$73,787,971

Shares outstanding	7,369,427

Net asset value per share	$10.01

Class R

Net assets	$2,495

Shares outstanding	250

Net asset value per share	$9.98

Class W

Net assets	$31,698,776

Shares outstanding	3,178,204

Net asset value per share	$9.97

Class Z

Net assets	$44,288

Shares outstanding	4,427

Net asset value per share	$10.00

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income

Income:
Interest	$3,161,153
Dividends from affiliates	109,649

Total income	3,270,802

Expenses:
Investment management fees	1,112,877
Distribution fees
Class A	263
Class B	25
Class C	25
Class R	13
Class W	71,244
Transfer agent fees
Class A	554
Class B	12
Class C	12
Class R	17
Class W	153,390
Class Z	108,426
Administration fees	96,772
Compensation of board members	7,253
Printing and postage fees	79,365
Registration fees	74,650
Professional fees	50,265
Other	7,121

Total expenses	1,762,284

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(283,399)

Total net expenses	1,478,885

Net investment income	1,791,917

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(1,008,175)

Foreign currency translations	(339,422)

Forward foreign currency exchange contracts	(508,150)

Swap contracts	2,759,039

Net realized gain	903,292

Net change in unrealized appreciation (depreciation) on:
Investments	(976,068)
Foreign currency translations	(38,891)
Forward foreign currency exchange contracts	(501,462)
Swap contracts	471,057

Net change in unrealized depreciation	(1,045,364)

Net realized and unrealized loss	(142,072)

Net increase in net assets resulting from operations	$1,649,845

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations

Net investment income	$1,791,917	$264

Net realized gain (loss)	903,292	(78,195)

Net change in unrealized appreciation (depreciation)	(1,045,364)	94,485

Net increase in net assets resulting from operations	1,649,845	16,554

Distributions to shareholders:

Net investment income

Class A	(1,072)	—

Class B	(17)	—

Class C	(17)	—

Class I	(1,228,266)	—

Class R	(25)	—

Class W	(580,605)	—

Class Z	(610,474)	—

Total distributions to shareholders	(2,420,476)	—

Increase in net assets from share transactions	73,999,469	32,531,615

Total increase in net assets	73,228,838	32,548,169

Net assets at beginning of year	32,548,169	—

Net assets at end of year	$105,777,007	$32,548,169

Undistributed (excess of distributions over) net investment income	$636,940	$(39,657)

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Absolute Return Emerging Markets Macro Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	30,405	308,695	250	2,500

Distributions reinvested	104	1,040	—	—

Redemptions	(6,876)	(69,703)	—	—

Net increase	23,633	240,032	250	2,500

Class B shares

Subscriptions	—	—	250	2,500

Net increase	—	—	250	2,500

Class C shares

Subscriptions	—	—	250	2,500

Net increase	—	—	250	2,500

Class I shares

Subscriptions	9,545,912	96,037,522	1,498,500	14,985,000

Distributions reinvested	123,193	1,228,231	—	—

Redemptions	(3,798,178)	(38,295,223)	—	—

Net increase	5,870,927	58,970,530	1,498,500	14,985,000

Class R shares

Subscriptions	—	—	250	2,500

Net increase	—	—	250	2,500

Class W shares

Subscriptions	4,970,330	50,662,374	250	2,500

Distributions reinvested	58,349	580,572	—	—

Redemptions	(1,850,725)	(18,610,681)	—	—

Net increase	3,177,954	32,632,265	250	2,500

Class Z shares

Subscriptions	3,729,969	37,820,051	1,752,890	17,542,809

Distributions reinvested	393	3,917	—	—

Redemptions	(5,477,953)	(55,667,326)	(872)	(8,694)

Net increase (decrease)	(1,747,591)	(17,843,358)	1,752,018	17,534,115

Total net increase	7,324,923	73,999,469	3,251,768	32,531,615

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.01	$10.00

Income from investment operations:

Net investment income (loss)	0.12	(0.00)(b)

Net realized and unrealized gain (loss)	(0.01)	0.01

Total from investment operations	0.11	0.01

Less distributions to shareholders:

Net investment income	(0.13)	—

Total distributions to shareholders	(0.13)	—

Net asset value, end of period	$9.99	$10.01

Total return	1.09%	0.10%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.79%	7.31%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.48%	1.45%(d)

Net investment income (loss)	1.16%	(0.24%)(d)

Supplemental data

Net assets, end of period (in thousands)	$238	$3

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:

Net investment income (loss)	0.08	(0.01)

Net realized and unrealized gain (loss)	(0.05)	0.01

Total from investment operations	0.03	(0.00)

Less distributions to shareholders:

Net investment income	(0.07)	—

Total distributions to shareholders	(0.07)	—

Net asset value, end of period	$9.96	$10.00

Total return	0.26%	0.00%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.95%	8.00%(c)

Net expenses after fees waived or expenses reimbursed(d)	2.23%	2.21%(c)

Net investment income (loss)	0.76%	(0.93%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2	$2

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:

Net investment income (loss)	0.08	(0.01)

Net realized and unrealized gain (loss)	(0.05)	0.01

Total from investment operations	0.03	(0.00)

Less distributions to shareholders:

Net investment income	(0.07)	—

Total distributions to shareholders	(0.07)	—

Net asset value, end of period	$9.96	$10.00

Total return	0.26%	0.00%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.95%	8.00%(c)

Net expenses after fees waived or expenses reimbursed(d)	2.23%	2.21%(c)

Net investment income (loss)	0.76%	(0.93%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2	$2

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.01	$10.00

Income from investment operations:

Net investment income (loss)	0.15	0.00(b)

Net realized and unrealized gain (loss)	(0.01)	0.01

Total from investment operations	0.14	0.01

Less distributions to shareholders:

Net investment income	(0.14)	—

Total distributions to shareholders	(0.14)	—

Net asset value, end of period	$10.01	$10.01

Total return	1.40%	0.10%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.10%	6.95%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.10%	1.16%(d)

Net investment income	1.51%	0.11%(d)

Supplemental data

Net assets, end of period (in thousands)	$73,788	$15,003

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:

Net investment income (loss)	0.13	(0.01)

Net realized and unrealized gain (loss)	(0.05)	0.01

Total from investment operations	0.08	(0.00)

Less distributions to shareholders:

Net investment income	(0.10)	—

Total distributions to shareholders	(0.10)	—

Net asset value, end of period	$9.98	$10.00

Total return	0.81%	0.00%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.64%	7.54%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.73%	1.73%(c)

Net investment income (loss)	1.26%	(0.46%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2	$3

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.01	$10.00

Income from investment operations:

Net investment income (loss)	0.12	(0.00)(b)

Net realized and unrealized gain (loss)	(0.03)	0.01

Total from investment operations	0.09	0.01

Less distributions to shareholders:

Net investment income	(0.13)	—

Total distributions to shareholders	(0.13)	—

Net asset value, end of period	$9.97	$10.01

Total return	0.92%	0.10%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.88%	7.27%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.48%	1.48%(d)

Net investment income (loss)	1.18%	(0.20%)(d)

Supplemental data

Net assets, end of period (in thousands)	$31,699	$3

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011(a)
Per share data

Net asset value, beginning of period	$10.01	$10.00

Income from investment operations:

Net investment income (loss)	0.17	(0.01)

Net realized and unrealized gain (loss)	(0.04)	0.02

Total from investment operations	0.13	0.01

Less distributions to shareholders:

Net investment income	(0.14)	—

Total distributions to shareholders	(0.14)	—

Net asset value, end of period	$10.00	$10.01

Total return	1.27%	0.10%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.75%	12.46%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.23%	1.21%(c)

Net investment income (loss)	1.71%	(0.40%)(c)

Supplemental data

Net assets, end of period (in thousands)	$44	$17,532

Portfolio turnover	285%	5%

Notes to Financial Highlights

(a)	For the period from April 7, 2011 (commencement of operations) to May 31, 2011.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Absolute Return Emerging Markets Macro Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair

24	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The

Annual Report 2012	25

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Interest Rate Swap Transactions

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap

26	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized appreciation on swap contracts	287,861
Credit contracts	Premiums paid on outstanding credit default swap contracts	281,962
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	110,585
Interest rate contracts	Unrealized appreciation on swap contracts	294,647
Total		975,055
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit contracts	Unrealized depreciation on swap contracts	70,797
Credit contracts	Premiums received on outstanding credit default swap contracts	737,346
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	606,879
Interest rate contracts	Unrealized depreciation on swap contracts	11,360
Total		1,426,382

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	322,944	322,944
Foreign exchange contracts	(508,150)	—	(508,150)
Interest rate contracts	—	2,436,095	2,436,095
Total	(508,150)	2,759,039	2,250,889

Annual Report 2012	27

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Swap Contracts ($)	Total ($)
Credit contracts	—	198,034	198,034
Foreign exchange contracts	(501,462)	—	(501,462)
Interest rate contracts	—	273,023	273,023
Total	(501,462)	471,057	(30,405)

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	105
Swap Contracts	36
Derivative Instrument	Aggregate Notional Opened ($)
Credit Default Swap Contracts — Buy Protection	55,507,000
Credit Default Swap Contracts — Sell Protection	63,216,000

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

28	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.92% to 0.80% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.92% of the Fund’s average daily net assets.

Prior to April 5, 2012, the Fund was subadvised by Threadneedle International Limited (the subadviser), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial. Under a Subadvisory Agreement, the subadviser had primarily responsibility for the day-to-day portfolio management of the Fund, and the Investment Manager compensated the subadviser for these services.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $1,978.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed

Annual Report 2012	29

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.53%
Class B	0.47
Class C	0.47
Class R	0.66
Class W	0.54
Class Z	0.34

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $42,000 Class C shares. This amount is based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $271 for Class A for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.48%
Class B	2.23
Class C	2.23
Class I	1.16
Class R	1.73
Class W	1.48
Class Z	1.23

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through September 30, 2013, unless sooner terminated at the sole

30	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.48%
Class B	2.23
Class C	2.23
Class I	1.03
Class R	1.73
Class W	1.48
Class Z	1.23

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for foreign currency transactions, post-October capital losses and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,305,156
Accumulated net realized loss	(1,305,150)
Paid-in capital	(6)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31,
	2012	2011
Ordinary income	$2,420,476	$—
Long-term capital gains	—	—
Total	$2,420,476	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$922,813
Undistributed accumulated long-term gain	—
Accumulated realized loss	(406,874)
Unrealized depreciation	(1,236,752)

At May 31, 2012, the cost of investments for federal income tax purposes was $106,080,271 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$498,448
Unrealized depreciation	(1,661,072)
Net unrealized depreciation	(1,162,624)

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	241,740

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $165,134 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $141,582,338 and $127,206,718, respectively, for the year ended May 31, 2012.

Annual Report 2012	31

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 7. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Consolidated Statement of Operations.

As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 30.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 69.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

32	Annual Report 2012

Columbia Absolute Return Emerging Markets Macro Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	33

Columbia Absolute Return Emerging Markets Macro Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Absolute Return Emerging Markets Macro Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Absolute Return Emerging Markets Macro Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, and the period from April 7, 2011 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Absolute Return Emerging Markets Macro Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from April 7, 2011 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

34	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 34.6%
Issuer	Shares	Value ($)

Consumer Discretionary 4.7%
Auto Components 0.3%

Delphi Automotive PLC(a)	1,854	53,822

Johnson Controls, Inc.	6,043	182,136

TRW Automotive Holdings Corp.(a)	2,223	85,741

Total		321,699

Hotels, Restaurants & Leisure 0.9%

Bally Technologies, Inc.(a)	2,266	105,482

Chipotle Mexican Grill, Inc.(a)	350	144,575

Las Vegas Sands Corp.	4,300	198,574

McDonald’s Corp.	1,960	175,106

Tim Hortons, Inc.	982	52,341

Yum! Brands, Inc.	2,634	185,328

Total		861,406

Internet & Catalog Retail 0.6%

Amazon.com, Inc.(a)	983	209,290

Expedia, Inc.	1,694	77,737

Liberty Interactive Corp., Class A(a)	6,722	112,661

priceline.com, Inc.(a)	379	237,061

Total		636,749

Leisure Equipment & Products 0.1%

Mattel, Inc.	3,862	120,224

Media 1.3%

Comcast Corp., Class A	10,618	306,966

Discovery Communications, Inc., Class A(a)	1,709	85,621

DISH Network Corp., Class A	5,158	144,630

Gannett Co., Inc.	3,885	50,738

McGraw-Hill Companies, Inc. (The)	1,440	62,467

Meredith Corp.	1,855	54,890

News Corp., Class A	6,993	134,266

Regal Entertainment Group, Class A	4,119	56,636

Time Warner, Inc.	3,295	113,579

Viacom, Inc., Class B	5,692	271,679

Total		1,281,472

Multiline Retail 0.3%

Family Dollar Stores, Inc.	1,966	133,196

Macy’s, Inc.	3,374	128,381

Nordstrom, Inc.	1,215	57,555

Total		319,132

Specialty Retail 0.7%

GameStop Corp., Class A	2,411	46,243

Home Depot, Inc. (The)	7,660	377,944

Limited Brands, Inc.	1,345	59,664

Common Stocks (continued)
Issuer	Shares	Value ($)

Pier 1 Imports, Inc.	2,972	48,443

TJX Companies, Inc.	3,906	165,849

Williams-Sonoma, Inc.	1,404	49,014

Total		747,157

Textiles, Apparel & Luxury Goods 0.5%

Fossil, Inc.(a)	1,749	127,957

lululemon athletica, Inc.(a)	2,366	171,866

Michael Kors Holdings Ltd.(a)	5,120	201,626

Total		501,449

Total Consumer Discretionary		4,789,288

Consumer Staples 3.5%
Beverages 0.7%

Coca-Cola Co. (The)	1,400	104,622

Diageo PLC, ADR	2,365	225,479

Dr. Pepper Snapple Group, Inc.	3,206	132,280

PepsiCo, Inc.	3,286	222,955

Total		685,336

Food & Staples Retailing 0.5%

CVS Caremark Corp.	4,065	182,681

Kroger Co. (The)	3,534	77,783

Safeway, Inc.	2,294	43,632

Wal-Mart Stores, Inc.	1,505	99,059

Walgreen Co.	3,113	95,009

Total		498,164

Food Products 0.7%

Campbell Soup Co.	3,347	106,100

General Mills, Inc.	1,850	70,818

HJ Heinz Co.	2,520	133,762

Kellogg Co.	2,481	121,023

Kraft Foods, Inc., Class A	5,117	195,828

Smithfield Foods, Inc.(a)	3,309	65,088

Tyson Foods, Inc., Class A	3,974	76,976

Total		769,595

Household Products 0.5%

Energizer Holdings, Inc.(a)	1,422	103,678

Kimberly-Clark Corp.	1,365	108,313

Procter & Gamble Co. (The)	5,059	315,125

Total		527,116

Personal Products 0.2%

Estee Lauder Companies, Inc. (The), Class A	2,906	157,360

Herbalife Ltd.	554	24,813

Total		182,173

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Tobacco 0.9%

Altria Group, Inc.	3,935	126,668

Philip Morris International, Inc.	9,250	781,717

Total		908,385

Total Consumer Staples		3,570,769

Energy 2.7%
Energy Equipment & Services 0.5%

Baker Hughes, Inc.	1,851	77,242

FMC Technologies, Inc.(a)	3,898	156,855

National Oilwell Varco, Inc.	2,457	164,005

Oil States International, Inc.(a)	786	52,324

Schlumberger Ltd.	975	61,669

Weatherford International Ltd.(a)	4,579	54,994

Total		567,089

Oil, Gas & Consumable Fuels 2.2%

Apache Corp.	2,297	186,930

Chevron Corp.	5,462	536,969

ConocoPhillips	4,133	215,577

Devon Energy Corp.	1,559	92,792

EOG Resources, Inc.	1,583	157,192

Exxon Mobil Corp.	7,142	561,576

Kinder Morgan, Inc.	3,365	115,049

Occidental Petroleum Corp.	1,390	110,185

Penn West Petroleum Ltd.	1,855	24,672

Phillips 66(a)	732	21,982

Royal Dutch Shell PLC, ADR	2,790	173,482

Whiting Petroleum Corp.(a)	1,049	45,327

Total		2,241,733

Total Energy		2,808,822

Financials 4.8%
Capital Markets 1.1%

BlackRock, Inc.	2,357	402,576

Franklin Resources, Inc.	2,788	297,730

Goldman Sachs Group, Inc. (The)	953	91,202

Invesco Ltd.	4,829	105,031

Northern Trust Corp.	1,530	66,065

State Street Corp.	3,285	135,375

T Rowe Price Group, Inc.	905	52,119

Total		1,150,098

Commercial Banks 0.9%

Fifth Third Bancorp	5,800	77,430

Huntington Bancshares, Inc.	12,825	83,875

Common Stocks (continued)
Issuer	Shares	Value ($)

PNC Financial Services Group, Inc.	3,375	207,292

U.S. Bancorp	5,832	181,434

Wells Fargo & Co.	11,252	360,627

Total		910,658

Consumer Finance 0.1%

American Express Co.	2,200	122,826

Diversified Financial Services 0.8%

Citigroup, Inc.	3,314	87,854

CME Group, Inc.	270	69,544

IntercontinentalExchange, Inc.(a)	1,102	134,940

JPMorgan Chase & Co.	15,115	501,062

Total		793,400

Insurance 1.1%

Aon PLC	2,350	109,275

Arthur J Gallagher & Co.	2,275	79,034

Berkshire Hathaway, Inc., Class B(a)	4,876	386,959

Chubb Corp. (The)	1,120	80,718

Hartford Financial Services Group, Inc.	7,124	119,826

MetLife, Inc.	1,395	40,748

Principal Financial Group, Inc.	3,857	94,728

Progressive Corp. (The)	1,300	28,249

Reinsurance Group of America, Inc.	1,849	92,764

RenaissanceRe Holdings Ltd.	385	29,672

Unum Group	2,440	48,678

Total		1,110,651

Real Estate Investment Trusts (REITs) 0.8%

American Campus Communities, Inc.	1,217	53,426

CBL & Associates Properties, Inc.	2,457	42,899

CubeSmart	6,197	70,088

Digital Realty Trust, Inc.	1,850	130,924

Duke Realty Corp.	2,340	32,386

Highwoods Properties, Inc.	1,559	50,293

Lexington Realty Trust	6,226	51,738

Public Storage	1,117	149,086

Simon Property Group, Inc.	857	126,425

SL Green Realty Corp.	1,264	94,813

Total		802,078

Thrifts & Mortgage Finance —%

People’s United Financial, Inc.	4,350	50,591

Total Financials		4,940,302

Health Care 5.3%
Biotechnology 1.0%

Alexion Pharmaceuticals, Inc.(a)	1,665	150,799

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Amarin Corp. PLC, ADR(a)	8,337	98,793

Amgen, Inc.	1,525	106,018

Biogen Idec, Inc.(a)	1,959	256,139

Celgene Corp.(a)	3,183	217,240

Medivation, Inc.(a)	600	50,538

Regeneron Pharmaceuticals, Inc.(a)	304	41,238

Vertex Pharmaceuticals, Inc.(a)	1,296	77,812

Total		998,577

Health Care Equipment & Supplies 0.6%

Baxter International, Inc.	3,542	179,296

Covidien PLC	4,302	222,757

Insulet Corp.(a)	2,450	45,129

St. Jude Medical, Inc.	1,245	47,833

Zimmer Holdings, Inc.	1,264	76,662

Total		571,677

Health Care Providers & Services 0.9%

Aetna, Inc.	1,989	81,330

Cardinal Health, Inc.	4,942	204,500

CIGNA Corp.	3,350	147,098

Express Scripts Holding Co.(a)	2,556	133,398

McKesson Corp.	3,404	297,101

WellPoint, Inc.	1,517	102,231

Total		965,658

Life Sciences Tools & Services 0.1%

Life Technologies Corp.(a)	1,266	51,792

Thermo Fisher Scientific, Inc.	1,929	97,376

Total		149,168

Pharmaceuticals 2.7%

Abbott Laboratories	6,335	391,440

Allergan, Inc.	2,125	191,781

Bristol-Myers Squibb Co.	8,035	267,887

GlaxoSmithKline PLC, ADR	4,640	204,670

Jazz Pharmaceuticals PLC(a)	1,000	43,200

Johnson & Johnson	6,533	407,855

Merck & Co., Inc.	11,658	438,108

Novo Nordisk A/S, ADR	1,458	195,066

Pfizer, Inc.	26,310	575,400

Teva Pharmaceutical Industries Ltd., ADR	1,826	71,561

Total		2,786,968

Total Health Care		5,472,048

Industrials 3.4%
Aerospace & Defense 1.2%

Boeing Co. (The)	700	48,727

Common Stocks (continued)
Issuer	Shares	Value ($)

General Dynamics Corp.	1,498	95,887

Honeywell International, Inc.	6,068	337,745

L-3 Communications Holdings, Inc.	1,175	80,123

Precision Castparts Corp.	1,390	231,032

Raytheon Co.	3,829	192,675

United Technologies Corp.	3,773	279,617

Total		1,265,806

Air Freight & Logistics 0.1%

FedEx Corp.	850	75,769

Airlines 0.1%

United Continental Holdings, Inc.(a)	2,450	61,667

Commercial Services & Supplies 0.1%

Waste Connections, Inc.	1,711	52,956

Waste Management, Inc.	2,110	68,448

Total		121,404

Construction & Engineering 0.1%

KBR, Inc.	3,553	90,495

Electrical Equipment 0.1%

Emerson Electric Co.	1,260	58,930

Polypore International, Inc.(a)	740	27,373

Rockwell Automation, Inc.	875	63,446

Total		149,749

Industrial Conglomerates 0.7%

General Electric Co.	15,541	296,678

Tyco International Ltd.	7,035	373,980

Total		670,658

Machinery 0.4%

Cummins, Inc.	500	48,475

Deere & Co.	670	49,493

Dover Corp.	2,438	137,893

Illinois Tool Works, Inc.	914	51,321

Parker Hannifin Corp.	1,783	145,743

Total		432,925

Professional Services 0.2%

Dun & Bradstreet Corp. (The)	1,240	83,787

Nielsen Holdings NV(a)	4,629	128,408

Total		212,195

Road & Rail 0.3%

JB Hunt Transport Services, Inc.	1,170	66,842

Norfolk Southern Corp.	2,004	131,302

Union Pacific Corp.	784	87,338

Total		285,482

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Trading Companies & Distributors 0.1%

MRC Global, Inc.(a)	1,188	24,663

WW Grainger, Inc.	276	53,447

Total		78,110

Total Industrials		3,444,260

Information Technology 7.2%
Communications Equipment 0.8%

Cisco Systems, Inc.	6,619	108,088

F5 Networks, Inc.(a)	1,303	134,835

Juniper Networks, Inc.(a)	8,110	139,492

QUALCOMM, Inc.	8,346	478,309

Total		860,724

Computers & Peripherals 1.2%

Apple, Inc.(a)	1,147	662,656

EMC Corp.(a)	17,062	406,929

NCR Corp.(a)	4,166	89,236

NetApp, Inc.(a)	529	15,743

Total		1,174,564

Internet Software & Services 1.3%

Baidu, Inc., ADR(a)	1,789	210,691

eBay, Inc.(a)	11,658	456,877

Google, Inc., Class A(a)	760	441,454

LinkedIn Corp., Class A(a)	1,794	172,403

Total		1,281,425

IT Services 1.6%

Accenture PLC, Class A	4,431	253,010

Automatic Data Processing, Inc.	1,715	89,437

Cognizant Technology Solutions Corp., Class A(a)	4,917	286,415

International Business Machines Corp.	2,717	524,109

Mastercard, Inc., Class A	772	313,826

Visa, Inc., Class A	1,402	161,511

Total		1,628,308

Office Electronics 0.2%

Canon, Inc., ADR	1,235	49,313

Xerox Corp.	13,563	97,925

Total		147,238

Semiconductors & Semiconductor Equipment 1.0%

Analog Devices, Inc.	294	10,693

Avago Technologies Ltd.	1,742	57,660

Cavium, Inc.(a)	2,275	55,078

Fairchild Semiconductor International, Inc.(a)	6,100	80,581

Intel Corp.	13,260	342,638

Common Stocks (continued)
Issuer	Shares	Value ($)

Lam Research Corp.(a)	3,949	147,298

Marvell Technology Group Ltd.(a)	3,903	48,905

Maxim Integrated Products, Inc.	3,125	78,625

Skyworks Solutions, Inc.(a)	6,128	164,598

Texas Instruments, Inc.	2,565	73,051

Total		1,059,127

Software 1.1%

Autodesk, Inc.(a)	2,855	91,417

Check Point Software Technologies Ltd.(a)	1,849	94,743

Electronic Arts, Inc.(a)	3,834	52,219

Intuit, Inc.	968	54,431

Microsoft Corp.	18,658	544,627

Oracle Corp.	3,066	81,157

Salesforce.com, Inc.(a)	1,801	249,654

Total		1,168,248

Total Information Technology		7,319,634

Materials 1.3%
Chemicals 1.0%

Air Products & Chemicals, Inc.	482	38,097

Celanese Corp., Class A	3,556	141,564

Dow Chemical Co. (The)	5,901	183,285

EI du Pont de Nemours & Co.	4,475	215,964

LyondellBasell Industries NV, Class A	3,160	124,694

RPM International, Inc.	2,190	57,728

Sherwin-Williams Co. (The)	1,700	220,388

Total		981,720

Containers & Packaging 0.2%

Packaging Corp. of America	4,026	108,018

Sonoco Products Co.	1,825	56,155

Total		164,173

Metals & Mining 0.1%

BHP Billiton Ltd., ADR	675	41,533

Freeport-McMoRan Copper & Gold, Inc.	1,638	52,482

Nucor Corp.	1,640	58,646

Total		152,661

Total Materials		1,298,554

Telecommunication Services 0.7%
Diversified Telecommunication Services 0.6%

AT&T, Inc.	8,595	293,691

Verizon Communications, Inc.	7,955	331,246

Windstream Corp.	1,690	15,819

Total		640,756

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Wireless Telecommunication Services 0.1%

Sprint Nextel Corp.(a)	11,400	29,298

Vodafone Group PLC, ADR	3,330	89,210

Total		118,508

Total Telecommunication Services		759,264

Utilities 1.0%
Electric Utilities 0.4%

American Electric Power Co., Inc.	1,880	72,399

Exelon Corp.	5,217	192,925

NextEra Energy, Inc.	695	45,411

Northeast Utilities	1,879	67,663

Westar Energy, Inc.	1,530	43,788

Total		422,186

Gas Utilities 0.1%

National Fuel Gas Co.	1,110	47,986

Multi-Utilities 0.5%

CMS Energy Corp.	2,540	59,182

Dominion Resources, Inc.	1,020	53,101

DTE Energy Co.	1,952	110,932

Public Service Enterprise Group, Inc.	5,256	163,935

Sempra Energy	1,335	86,788

Wisconsin Energy Corp.	1,620	61,301

Total		535,239

Total Utilities		1,005,411

Total Common Stocks (Cost: $33,305,555)		35,408,352

Convertible Preferred Stocks 0.7%
Energy —%
Oil, Gas & Consumable Fuels —%

Apache Corp., 6.000%	216	10,355

Total Energy		10,355

Financials 0.4%
Commercial Banks 0.1%

Fifth Third Bancorp, 8.500%	385	52,408

Wells Fargo & Co., 7.500%	50	55,449

Total		107,857

Diversified Financial Services 0.2%

AMG Capital Trust II, 5.150%	1,900	79,444

Bank of America Corp., 7.250%	140	130,375

Total		209,819

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 0.1%

Alexandria Real Estate Equities, Inc., 7.000%	2,900	74,240

Total Financials		391,916

Industrials 0.1%
Airlines 0.1%

Continental Airlines Finance Trust II, 6.000%	2,200	79,200

Total Industrials		79,200

Information Technology 0.1%
Communications Equipment 0.1%

Lucent Technologies Capital Trust I, 7.750%	85	55,250

IT Services —%

Unisys Corp., 6.250%	500	25,390

Total Information Technology		80,640

Utilities 0.1%
Electric Utilities 0.1%

PPL Corp., 8.750%	2,700	141,345

Total Utilities		141,345

Total Convertible Preferred Stocks (Cost: $715,112)		703,456

Convertible Bonds 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.1%
L-3 Communications Holdings, Inc.
08/01/35	3.000%	100,000	97,250

Airlines 0.1%
United Continental Holdings, Inc.
06/30/21	4.500%	55,000	52,822

Brokerage 0.2%
Janus Capital Group, Inc. Senior Unsecured 07/15/14	3.250%	50,000	51,562

Knight Capital Group, Inc. Senior Subordinated Notes 03/15/15	3.500%	150,000	143,237

Total			194,799

Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/15	4.875%	150,000	108,750

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Consumer Cyclical Services 0.1%
Live Nation Entertainment, Inc. Senior Unsecured 07/15/27	2.875%	100,000	95,750

Diversified Manufacturing 0.1%
Sterlite Industries India Ltd. Senior Unsecured 10/30/14	4.000%	60,000	54,000

Food and Beverage —%
Chiquita Brands International, Inc.
Senior Unsecured 08/15/16	4.250%	60,000	44,175

Gaming 0.1%
MGM Resorts International 04/15/15	4.250%	60,000	59,325

Gas Pipelines —%
Cheniere Energy, Inc. Senior Unsecured 08/01/12	2.250%	50,000	49,938

Health Care 0.4%
Alere, Inc. Senior Subordinated Notes 05/15/16	3.000%	60,000	53,700

Illumina, Inc. Senior Unsecured(b) 03/15/16	0.250%	75,000	67,781

Integra LifeSciences Holdings Corp.(b)
12/15/16	1.625%	65,000	61,716

NuVasive, Inc. Senior Unsecured 07/01/17	2.750%	65,000	57,817

Omnicare, Inc. 12/15/35	3.250%	130,000	124,150

WebMD Health Corp. Senior Unsecured 01/31/18	2.500%	50,000	42,500

Total			407,664

Independent Energy 0.3%
Chesapeake Energy Corp. 12/15/38	2.250%	150,000	116,062

Endeavour International Corp.(b)
07/15/16	5.500%	25,000	21,625

Goodrich Petroleum Corp. Senior Unsecured 10/01/29	5.000%	150,000	140,250

Total			277,937

Lodging 0.1%
Home Inns & Hotels Management, Inc. Senior Unsecured 12/15/15	2.000%	50,000	34,438

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Morgans Hotel Group Co. Senior Subordinated Notes 10/15/14	2.375%	100,000	87,875

Total			122,313

Media Non-Cable —%
Cenveo Corp.(b) 05/15/17	7.000%	50,000	40,447

Metals 0.2%
Jaguar Mining, Inc. Senior Unsecured(b) 11/01/14	4.500%	100,000	51,125

James River Coal Co. Senior Unsecured 12/01/15	4.500%	110,000	39,494

Molycorp, Inc. Senior Unsecured(b) 06/15/16	3.250%	60,000	48,870

Patriot Coal Corp. Senior Unsecured 05/31/13	3.250%	115,000	68,856

Total			208,345

Oil Field Services 0.1%
Transocean, Inc. 12/15/37	1.500%	150,000	149,062

Other Financial Institutions 0.1%
Ares Capital Corp. Senior Unsecured(b) 06/01/16	5.125%	100,000	97,363

Other Industry 0.1%
General Cable Corp. 11/15/13	0.875%	70,000	67,200

Pharmaceuticals 0.2%
Dendreon Corp. Senior Unsecured 01/15/16	2.875%	210,000	146,237

InterMune, Inc. Senior Unsecured 09/15/18	2.500%	70,000	55,037

Savient Pharmaceuticals, Inc. Senior Unsecured 02/01/18	4.750%	85,000	28,475

Total			229,749

Railroads 0.1%
Greenbrier Companies, Inc. Senior Unsecured(b) 04/01/18	3.500%	90,000	74,399

Retailers 0.2%
Charming Shoppes, Inc. 05/01/14	1.125%	100,000	99,500

RadioShack Corp. Senior Unsecured(b) 08/01/13	2.500%	55,000	51,838

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Rite Aid Corp. Senior Unsecured 05/15/15	8.500%	55,000	58,162

Total			209,500

Technology 0.3%
Advanced Micro Devices, Inc. Senior Unsecured 05/01/15	6.000%	150,000	150,937

Alcatel-Lucent U.S.A., Inc. 06/15/25	2.875%	60,000	59,025

Digital River, Inc. Senior Unsecured 11/01/30	2.000%	100,000	93,375

Powerwave Technologies, Inc. Subordinated Notes 10/01/27	3.875%	45,000	8,438

Total			311,775

Tobacco 0.1%
Alliance One International, Inc.
07/15/14	5.500%	70,000	63,000

Transportation Services 0.1%
DryShips, Inc. Senior Unsecured 12/01/14	5.000%	100,000	68,250

Wireless 0.1%
Leap Wireless International, Inc.
Senior Unsecured 07/15/14	4.500%	100,000	94,375

Wirelines 0.1%
Ciena Corp. Senior Unsecured 06/15/17	0.875%	200,000	164,250

Total Convertible Bonds (Cost: $3,592,562)			3,342,438

Residential Mortgage-Backed Securities — Non-Agency 1.3%
Castle Peak Loan Trust(b)(c) CMO Series 2010-NPL1 Class A
12/25/50	7.750%	4,722	4,722

CMO Series 2011-1 Class 22A1
05/25/52	6.250%	1,377,175	1,372,355

Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $1,377,054)			1,377,077

Money Market Funds 55.9%
Issuer	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(d)(e)	57,140,911	57,140,911

Total Money Market Funds (Cost: $57,140,911)		57,140,911

Total Investments (Cost: $96,131,194)		97,972,234

Investments Sold Short (9.6)%
Common Stocks (9.6)%
Consumer Discretionary (1.6)%
Automobiles (0.1)%

Toyota Motor Corp., ADR	(1,287)	(98,958)

Hotels, Restaurants & Leisure (0.4)%

Gaylord Entertainment Co.(a)	(2,621)	(99,467)

Hyatt Hotels Corp., Class A	(1,269)	(46,940)

Marriott International, Inc., Class A	(1,466)	(56,749)

MGM Resorts International	(11,477)	(124,296)

Wendy’s Co. (The)	(21,148)	(97,069)

WMS Industries, Inc.(a)	(4,414)	(90,620)

Total		(515,141)

Household Durables (0.1)%

D.R. Horton, Inc.	(4,875)	(80,925)

Leisure Equipment & Products (0.1)%

Hasbro, Inc.	(2,200)	(77,924)

Media (0.7)%

Discovery Communications-a	(2,046)	(102,505)

DreamWorks Animation SKG, Inc., Class A(a)	(4,564)	(81,193)

Grupo Televisa SAB, ADR	(4,143)	(78,676)

Meredith Corp.	(3,487)	(103,180)

Omnicom Group, Inc.	(3,263)	(155,580)

Pearson PLC, ADR	(5,945)	(105,286)

Time Warner Cable, Inc.	(1,638)	(123,505)

Total		(749,925)

Multiline Retail (0.1)%

JCPenney Co., Inc.	(2,340)	(61,378)

Textiles, Apparel & Luxury Goods (0.1)%

Under Armour, Inc., Class A(a)	(721)	(72,626)

Total Consumer Discretionary		(1,656,877)

Consumer Staples (1.0)%
Food & Staples Retailing (0.2)%

Cvs Caremark Corp.	(2,411)	(108,350)

SYSCO Corp.	(3,548)	(99,025)

Total		(207,375)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Food Products (0.4)%

ConAgra Foods, Inc.	(3,525)	(88,654)

General Mills, Inc.	(2,738)	(104,811)

Kraft Foods Inc-class A	(2,270)	(86,873)

McCormick & Co., Inc.	(2,457)	(138,476)

Total		(418,814)

Household Products (0.3)%

Church & Dwight Co., Inc.	(2,477)	(131,875)

Procter & Gamble Co. (The)	(2,106)	(131,183)

Total		(263,058)

Tobacco (0.1)%

Reynolds American, Inc.	(2,818)	(117,905)

Total Consumer Staples		(1,007,152)

Energy (0.4)%
Energy Equipment & Services (0.3)%

Core Laboratories NV	(955)	(122,145)

Exterran Holdings, Inc.(a)	(4,194)	(48,399)

Tidewater, Inc.	(1,966)	(88,627)

Total		(259,171)

Oil, Gas & Consumable Fuels (0.1)%

Range Resources Corp.	(1,685)	(96,786)

Total Energy		(355,957)

Financials (1.6)%
Capital Markets (0.2)%

Jefferies Group, Inc.	(3,932)	(52,531)

Morgan Stanley	(6,216)	(83,046)

Northern Trust Corp.	(3,300)	(142,494)

Total		(278,071)

Commercial Banks (0.3)%

City National Corp.	(1,657)	(82,320)

KeyCorp	(9,703)	(72,772)

M&T Bank Corp.	(1,540)	(125,233)

Total		(280,325)

Diversified Financial Services (0.1)%

Bank of America Corp.	(8,145)	(59,866)

Insurance (0.3)%

American International Group, Inc.(a)	(2,078)	(60,636)

Arch Capital Group Ltd.	(2,294)	(87,700)

PartnerRe Ltd.	(1,620)	(114,809)

StanCorp Financial Group, Inc.	(2,247)	(78,218)

Total		(341,363)

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) (0.7)%

BRE Properties, Inc.	(1,591)	(78,325)

Corporate Office Properties Trust	(3,300)	(72,633)

Essex Property Trust, Inc.	(679)	(102,162)

Healthcare Realty Trust, Inc.	(5,055)	(110,603)

Parkway Properties, Inc.	(9,425)	(99,340)

ProLogis, Inc.	(3,066)	(98,051)

Regency Centers Corp.	(1,662)	(72,812)

Washington Real Estate Investment Trust	(2,598)	(73,108)

Total		(707,034)

Total Financials		(1,666,659)

Health Care (1.4)%
Biotechnology (0.3)%

AVEO Pharmaceuticals, Inc.	(3,141)	(39,985)

Exelixis, Inc.	(6,834)	(31,641)

Immunogen, Inc.	(7,419)	(103,940)

Incyte Corp., Ltd.(a)	(3,791)	(80,786)

Theravance, Inc.	(2,804)	(58,015)

Total		(314,367)

Health Care Equipment & Supplies (0.2)%

Becton Dickinson and Co.	(1,194)	(87,317)

Stryker Corp.	(2,083)	(107,170)

Varian Medical Systems, Inc.(a)	(825)	(48,395)

Total		(242,882)

Health Care Providers & Services (0.4)%

Coventry Health Care, Inc.	(1,803)	(54,811)

Laboratory Corp. of America Holdings(a)	(1,615)	(134,497)

LifePoint Hospitals, Inc.(a)	(2,926)	(107,735)

Patterson Companies, Inc.	(2,434)	(80,906)

Quest Diagnostics, Inc.	(913)	(51,950)

Wellpoint, Inc.	(801)	(53,980)

Total		(483,879)

Life Sciences Tools & Services (0.1)%

Mettler-Toledo International, Inc.(a)	(330)	(51,520)

Pharmaceuticals (0.4)%

Bristol-myers Squibb Co.	(2,400)	(80,016)

Eli Lilly & Co.	(2,514)	(102,948)

Mylan, Inc.(a)	(4,695)	(101,741)

Novartis AG, ADR	(1,966)	(102,291)

Total		(386,996)

Total Health Care		(1,479,644)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Industrials (1.1)%
Aerospace & Defense (0.1)%

Textron, Inc.	(2,387)	(56,405)

Building Products (0.1)%

Masco Corp.	(6,951)	(88,069)

Commercial Services & Supplies (0.1)%

Cintas Corp.	(2,481)	(91,549)

Construction & Engineering (0.3)%

Jacobs Engineering Group, Inc.(a)	(2,776)	(98,603)

Quanta Services, Inc.(a)	(6,979)	(157,586)

Shaw Group, Inc. (The)(a)	(2,850)	(72,390)

Total		(328,579)

Machinery (0.2)%

AGCO Corp.(a)	(2,700)	(108,567)

Deere & Co.	(725)	(53,556)

PACCAR, Inc.	(2,767)	(103,956)

Total		(266,079)

Professional Services (0.1)%

IHS, Inc., Class A(a)	(894)	(88,497)

Road & Rail (0.1)%

Kansas City Southern	(1,357)	(89,535)

Trading Companies & Distributors (0.1)%

Watsco, Inc.	(1,826)	(134,412)

Total Industrials		(1,143,125)

Information Technology (1.6)%
Communications Equipment (0.1)%

Nokia OYJ, ADR	(8,402)	(22,433)

Telefonaktiebolaget LM Ericsson, ADR	(5,289)	(44,851)

Total		(67,284)

Computers & Peripherals (0.2)%

Hewlett-Packard Co.	(4,325)	(98,091)

Lexmark International, Inc., Class A	(2,481)	(62,050)

Total		(160,141)

Internet Software & Services (0.1)%

Akamai Technologies, Inc.(a)	(4,517)	(132,529)

IT Services (0.3)%

Computer Sciences Corp.	(4,966)	(132,295)

Paychex, Inc.	(4,728)	(141,698)

SAIC, Inc.	(6,319)	(70,204)

Total		(344,197)

Semiconductors & Semiconductor Equipment (0.5)%

Analog Devices, Inc.	(1,301)	(47,317)

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

International Rectifier Corp.(a)	(5,875)	(110,685)

Linear Technology Corp.	(3,628)	(105,285)

Microchip Technology, Inc.	(3,473)	(107,732)

Teradyne, Inc.(a)	(7,325)	(105,846)

Texas Instruments, Inc.	(2,991)	(85,184)

Total		(562,049)

Software (0.4)%

Adobe Systems, Inc.(a)	(3,637)	(112,929)

ANSYS, Inc.(a)	(2,453)	(151,779)

Concur Technologies, Inc.(a)	(992)	(61,355)

SAP AG, ADR	(1,615)	(92,572)

Total		(418,635)

Total Information Technology		(1,684,835)

Materials (0.5)%
Chemicals (0.1)%

Praxair, Inc.	(1,147)	(121,857)

Construction Materials (0.1)%

Martin Marietta Materials, Inc.	(983)	(66,323)

Containers & Packaging (0.1)%

Sonoco Products Co.	(3,557)	(109,449)

Metals & Mining (0.1)%

Alcoa, Inc.	(8,215)	(70,238)

Paper & Forest Products (0.1)%

MeadWestvaco Corp.	(3,815)	(104,913)

Total Materials		(472,780)

Utilities (0.4)%
Electric Utilities (0.2)%

Pepco Holdings, Inc.	(5,711)	(108,852)

Southern Co. (The)	(1,741)	(79,929)

Total		(188,781)

Multi-Utilities (0.2)%

Consolidated Edison, Inc.	(1,720)	(103,819)

Integrys Energy Group, Inc.	(1,903)	(102,952)

Total		(206,771)

Total Utilities		(395,552)

Total Common Stocks (Proceeds: $9,812,231)		(9,862,581)
Total Investments Sold Short (Proceeds: $9,812,231)		(9,862,581)

Total Investments, Net of Investments Sold Short		88,109,653

Other Assets & Liabilities, Net		14,155,204

Net Assets		102,264,857

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments in Derivatives

At May 31, 2012, $3,697,833 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at May 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Australia Treasury Bond, 10-year	18	1,703,145	June 2012	12,145	—

Canadian Bank Acceptance	(318)	(76,032,434)	Dec. 2012	—	(46,899)

Canadian Treasury Bond, 10-year	(17)	(2,275,335)	Sept. 2012	—	(6,961)

CAC40-10 Euro	19	704,805	June 2012	—	(6,519)

DAX Index	3	578,590	June 2012	—	(16,197)

IBEX-35 Index	(13)	(974,083)	June 2012	59,608	—

Euro-Bund, 10-year	16	2,889,059	June 2012	45,295	—

FTSE MIB Index	13	1,034,073	June 2012	—	(2,068)

Euro STOXX 50	(11)	(286,312)	June 2012	1,957	—

British Pound Currency	83	15,427,105	Sept. 2012	285,408	—

90-Day Sterling	211	40,271,116	Dec. 2012	86,835	—

FTSE 100 Index	(14)	(1,141,089)	June 2012	22,733	—

Japanese Government Bond, 10-year	114	20,885,451	June 2012	80,837	—

TOPIX Index	6	549,005	June 2012	—	(1,289)

3-Month Euroyen	(300)	(95,396,248)	Dec. 2012	—	(4,005)

OMXS 30 Index	(26)	(348,599)	June 2012	—	(2,237)

Australian Dollar Currency	(56)	(5,447,120)	June 2012	360,938	—

Euro FX Currency	(50)	(7,730,000)	June 2012	447,778	—

90-Day Eurodollar	(272)	(67,585,200)	Dec. 2012	15,463	—

S&P 500 Emini Index	(409)	(26,773,140)	June 2012	1,202,903	—

S&P 500 Index	3	981,900	June 2012	—	(25,660)

Total				2,621,900	(111,835)

Interest Rate Swap Contracts Outstanding at May 31, 2012

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	6-Month NZD-BBR	Pay	4.4450	March 2, 2022	NZD 8,000,000	420,294	—

Citibank	6-Month NOK NIBOR-NIBR	Pay	3.5325	March 2, 2022	NOK 81,500,000	356,287	—

JPMorgan Chase Bank	6-Month CHF LIBOR-BBA	Pay	0.9975	May 14, 2022	CHF 15,000,000	188,619	—

Total						965,200	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Forward Foreign Currency Exchange Contracts Open at May 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Standard Chartered Bank	June 22, 2012	6,082,000	(BRL)	3,027,377	(USD)	23,858	—

HSBC Securities (USA), Inc.	June 22, 2012	42,580,000	(MXN)	3,088,607	(USD)	127,419	—

Goldman, Sachs & Co.	June 22, 2012	5,316,000	(PLN)	1,560,658	(USD)	64,905	—

Morgan Stanley	June 22, 2012	1,571,579	(USD)	49,137,000	(RUB)	—	(104,493)

UBS Securities	June 22, 2012	3,049,450	(USD)	5,584,000	(TRY)	—	(68,724)

Detsche Bank	June 22, 2012	3,058,542	(USD)	90,594,000	(TWD)	—	(22,875)

Goldman, Sachs & Co.	June 27, 2012	7,624,000	(EUR)	9,732,445	(USD)	304,372	—

State Street Bank & Trust Company	June 27, 2012	2,439,000	(GBP)	3,853,352	(USD)	94,778	—

HSBC Securities (USA), Inc.	June 27, 2012	45,587,400	(JPY)	5,742,914	(USD)	—	(76,151)

Barclays Bank PLC	June 27, 2012	5,729,140	(USD)	5,817,000	(AUD)	—	(75,242)

UBS Securities	June 27, 2012	3,827,591	(USD)	3,664,000	(CHF)	—	(54,062)

J.P. Morgan Securities, Inc.	June 27, 2012	9,621,501	(USD)	57,365,000	(NOK)	—	(248,835)

Total						615,332	(650,382)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $1,892,241 or 1.85% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	32,109,696	436,986,133	(411,954,918)	—	57,140,911	92,846	57,140,911

Abbreviation Legend

ADR	American Depositary Receipt

CMO	Collateralized Mortgage Obligation

Currency Legend

AUD	Australian Dollar

BRL	Brazilian Real

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

RUB	Russian Rouble

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Fair value at May 31, 2012

Description	Level 1 Quoted Prices In Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	4,789,288	—	—	4,789,288

Consumer Staples	3,570,769	—	—	3,570,769

Energy	2,808,822	—	—	2,808,822

Financials	4,940,302	—	—	4,940,302

Health Care	5,472,048	—	—	5,472,048

Industrials	3,444,260	—	—	3,444,260

Information Technology	7,319,634	—	—	7,319,634

Materials	1,298,554	—	—	1,298,554

Telecommunication Services	759,264	—	—	759,264

Utilities	1,005,411	—	—	1,005,411

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)

Common Stocks — Investments Sold Short

Consumer Discretionary	(1,656,877)	—	—	(1,656,877)

Consumer Staples	(1,007,152)	—	—	(1,007,152)

Energy	(355,957)	—	—	(355,957)

Financials	(1,666,659)	—	—	(1,666,659)

Health Care	(1,479,644)	—	—	(1,479,644)

Industrials	(1,143,125)	—	—	(1,143,125)

Information Technology	(1,684,835)	—	—	(1,684,835)

Materials	(472,780)	—	—	(472,780)

Utilities	(395,552)	—	—	(395,552)

Convertible Preferred Stocks

Energy	10,355	—	—	10,355

Financials	391,916	—	—	391,916

Industrials	—	79,200	—	79,200

Information Technology	25,390	55,250	—	80,640

Utilities	141,345	—	—	141,345

Total Equity Securities	26,114,777	134,450	—	26,249,227

Bonds

Convertible Bonds	—	3,342,438	—	3,342,438

Residential Mortgage-Backed Securities — Agency	—	—	1,377,077	1,377,077

Total Bonds	—	3,342,438	1,377,077	4,719,515

Other

Money Market Funds	57,140,911	—	—	57,140,911

Total Other	57,140,911	—	—	57,140,911

Investments in Securities	83,255,688	3,476,888	1,377,077	88,109,653

Derivatives

Assets

Futures Contracts	2,621,900	—	—	2,621,900

Swap Contracts	—	965,200	—	965,200

Forward Foreign Currency Exchange Contracts	—	615,332	—	615,332

Liabilities

Futures Contracts	(111,835)	—	—	(111,835)

Forward Foreign Currency Exchange Contracts	—	(650,382)	—	(650,382)

Total	$85,765,753	$4,407,038	$1,377,077	$91,549,868

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, May 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$64,987	$0	$0	$64,987

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities-Non-Agency ($)
Balance as of May 31, 2011	720,054

Accrued discounts/premiums	—

Realized gain (loss)	5,365

Change in unrealized appreciation (depreciation)**	(878)

Sales	(1,988,157)

Purchases	2,640,693

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of May 31, 2012	1,377,077

**	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $(878).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Funds assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage Backed Securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealer.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $38,990,283)	$40,831,323

Affiliated issuers (identified cost $57,140,911)	57,140,911

Total investments (identified cost $96,131,194)	97,972,234

Cash	80,930

Foreign currency (identified cost $155)	135

Cash collateral held at broker	9,562,796

Margin deposits on futures contracts	3,697,833

Unrealized appreciation on forward foreign currency exchange contracts	615,332

Unrealized appreciation on swap contracts	965,200

Receivable for:

Investments sold	416,905

Capital shares sold	125,791

Dividends	85,742

Interest	40,158

Reclaims	108

Variation margin on futures contracts	125,133

Expense reimbursement due from Investment Manager	2,210

Total assets	113,690,507

Liabilities

Securities sold short, at value (proceeds $9,812,231)	9,862,581

Unrealized depreciation on forward foreign currency exchange contracts	650,382

Payable for:

Investments purchased	509,827

Capital shares purchased	263,662

Dividends and interest on securities sold short	21,950

Investment management fees	2,577

Distribution fees	601

Transfer agent fees	13,649

Administration fees	224

Compensation of board members	3,876

Other expenses	96,321

Total liabilities	11,425,650

Net assets applicable to outstanding capital stock	$102,264,857

Represented by

Paid-in capital	$100,646,222

Undistributed net investment income	812,047

Accumulated net realized loss	(4,379,867)

Unrealized appreciation (depreciation) on:

Investments	1,841,040

Foreign currency translations	(44,450)

Forward foreign currency exchange contracts	(35,050)

Futures contracts	2,510,065

Securities sold short	(50,350)

Swap contracts	965,200

Total — representing net assets applicable to outstanding capital stock	$102,264,857

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$55,581,827

Shares outstanding	5,551,477

Net asset value per share	$10.01

Maximum offering price per share(a)	$10.62

Class B

Net assets	$91,925

Shares outstanding	9,271

Net asset value per share	$9.92

Class C

Net assets	$5,637,281

Shares outstanding	567,726

Net asset value per share	$9.93

Class I

Net assets	$29,587,127

Shares outstanding	2,948,883

Net asset value per share	$10.03

Class R

Net assets	$4,569

Shares outstanding	458

Net asset value per share	$9.98

Class W

Net assets	$9,334,335

Shares outstanding	932,684

Net asset value per share	$10.01

Class Z

Net assets	$2,027,793

Shares outstanding	201,959

Net asset value per share	$10.04

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Operations

Year Ended May 31, 2012

Net Investment Income
Income:
Dividends	$683,043
Interest	277,132
Dividends from affiliates	92,846
Foreign taxes withheld	(5,689)

Total income	1,047,332

Expenses:
Investment management fees	930,540
Distribution fees
Class A	107,278
Class B	739
Class C	38,612
Class R	14
Class W	29,813
Transfer agent fees
Class A	123,467
Class B	223
Class C	11,071
Class R	8
Class W	37,078
Class Z	5,776
Administration fees	80,916
Compensation of board members	10,129
Custodian fees	149,170
Printing and postage fees	67,000
Registration fees	95,847
Professional fees	45,399
Dividends and interest on securities sold short	185,668
Other	17,011

Total expenses	1,935,759

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(360,004)

Total net expenses	1,575,755

Net investment loss	(528,423)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$(1,158,086)
Foreign currency translations	102,520
Forward foreign currency exchange contracts	(1,179,479)
Futures contracts	(2,545,073)
Swap contracts	1,333,814
Increase from payment by affiliate (see Note 6)	429,376

Net realized loss	(3,016,928)
Net change in unrealized appreciation (depreciation) on:
Investments	1,757,408
Foreign currency translations	(50,715)
Forward foreign currency exchange contracts	(144,983)
Futures contracts	2,528,820
Securities sold short	(50,350)
Swap contracts	965,200

Net change in unrealized appreciation	5,005,380

Net realized and unrealized gain	1,988,452

Net increase in net assets resulting from operations	$1,460,029

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations

Net investment loss	$(528,423)	$(27,512)

Net realized loss	(3,016,928)	(358,870)

Net change in unrealized appreciation	5,005,380	181,075

Net increase (decrease) in net assets resulting from operations	1,460,029	(205,307)

Distributions to shareholders from:

Net realized gains

Class A	(49,000)	—

Class B	(72)	—

Class C	(4,363)	—

Class I	(25,571)	—

Class R	(2)	—

Class W	(13,458)	—

Class Z	(2,175)	—

Total distributions to shareholders	(94,641)	—

Increase (decrease) in net assets from share transactions	59,666,923	41,437,853

Total increase in net assets	61,032,311	41,232,546

Net assets at beginning of year	41,232,546	—

Net assets at end of year	$102,264,857	$41,232,546

Undistributed net investment income	$812,047	$6,646

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Absolute Return Enhanced Multi-Strategy Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	5,858,625	57,937,848	1,183,960	11,759,525

Distributions reinvested	4,168	41,140	—	—

Redemptions	(1,495,211)	(14,892,006)	(65)	(644)

Net increase	4,367,582	43,086,982	1,183,895	11,758,881

Class B shares

Subscriptions	11,876	117,089	2,873	28,411

Distributions reinvested	5	49	—	—

Redemptions	(5,483)	(54,045)	—	—

Net increase	6,398	63,093	2,873	28,411

Class C shares

Subscriptions	523,812	5,166,251	98,352	975,331

Distributions reinvested	420	4,121	—	—

Redemptions	(54,361)	(536,675)	(497)	(4,955)

Net increase	469,871	4,633,697	97,855	970,376

Class I shares

Subscriptions	6,226,729	61,640,351	2,799,157	27,967,558

Distributions reinvested	2,585	25,569	—	—

Redemptions	(6,078,729)	(60,329,328)	(859)	(8,509)

Net increase	150,585	1,336,592	2,798,298	27,959,049

Class R shares

Subscriptions	208	2,074	250	2,500

Net increase	208	2,074	250	2,500

Class W shares

Subscriptions	3,004,282	29,716,375	250	2,500

Distributions reinvested	1,365	13,456	—	—

Redemptions	(2,073,213)	(20,461,976)	—	—

Net increase	932,434	9,267,855	250	2,500

Class Z shares

Subscriptions	286,122	2,830,079	72,206	716,136

Distributions reinvested	217	2,141	—	—

Redemptions	(156,586)	(1,555,590)	—	—

Net increase	129,753	1,276,630	72,206	716,136

Total net increase	6,056,831	59,666,923	4,155,627	41,437,853

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.92		$10.00

Income from investment operations:

Net investment loss	(0.06)		(0.01)

Net realized and unrealized gain (loss)	0.12		(0.07)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.10		(0.08)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$10.01		$9.92

Total return	1.00%	(b)	(0.80%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.15%		5.76%	(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.68%		1.47%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.95%		5.76%	(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.48%		1.47%	(d)

Net investment loss	(0.57%	)	(0.68%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$55,582		$11,745

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.90		$10.00

Income from investment operations:

Net investment loss	(0.14)		(0.02)

Net realized and unrealized gain (loss)	0.13		(0.08)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.03		(0.10)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$9.92		$9.90

Total return	0.30%	(b)	(1.00%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.92%		6.86%	(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	2.42%		2.22%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	2.73%		6.86%	(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	2.23%		2.22%	(d)

Net investment loss	(1.38%	)	(1.36%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$92		$28

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.91		$10.00

Income from investment operations:

Net investment loss	(0.13)		(0.02)

Net realized and unrealized gain (loss)	0.12		(0.07)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.03		(0.09)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$9.93		$9.91

Total return	0.30%	(b)	(0.90%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.92%		6.73%	(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	2.44%		2.22%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	2.71%		6.73%	(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	2.23%		2.22%	(d)

Net investment loss	(1.31%	)	(1.44%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$5,637		$970

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.92		$10.00

Income from investment operations:

Net investment loss	(0.04)		(0.01)

Net realized and unrealized gain (loss)	0.12		(0.07)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.12		(0.08)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$10.03		$9.92

Total return	1.21%	(b)	(0.80%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	1.53%		3.87%	(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.32%		1.16%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.37%		3.87%	(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.16%		1.16%	(d)

Net investment loss	(0.37%	)	(0.48%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$29,587		$27,767

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2012.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.91		$10.00

Income from investment operations:

Net investment loss	(0.09)		(0.02)

Net realized and unrealized gain (loss)	0.13		(0.07)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.08		(0.09)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$9.98		$9.91

Total return	0.80%	(b)	(0.90%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.49%		4.45%(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.90%		1.73%(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	2.32%		4.45%(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.73%		1.73%

Net investment loss	(0.87%	)	(1.08%)(d)

Supplemental data

Net assets, end of period (in thousands)	$5		$2

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2012		2011(a)
Per share data
Net asset value, beginning of period	$9.92		$10.00

Income from investment operations:

Net investment loss	(0.06)		(0.01)

Net realized and unrealized gain (loss)	0.12		(0.07)

Increase from payments by affiliate	0.04		—

Total from investment operations	0.10		(0.08)

Less distributions to shareholders from:

Net realized gains	(0.01)		—

Total distributions to shareholders	(0.01)		—

Net asset value, end of period	$10.01		$9.92

Total return	1.00%	(b)	(0.80%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	2.06%		4.17%	(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.66%		1.48%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.88%		4.17%	(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.48%		1.48%	(d)

Net investment loss	(0.66%	)	(0.83%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$9,334		$2

Portfolio turnover	154%		11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011(a)
Per share data
Net asset value, beginning of period	$9.92	$10.00

Income from investment operations:

Net investment loss	(0.03)	(0.01)

Net realized and unrealized gain (loss)	0.12	(0.07)

Increase from payments by affiliate	0.04	—

Total from investment operations	0.13	(0.08)

Less distributions to shareholders from:

Net realized gains	(0.01)	—

Total distributions to shareholders	(0.01)	—

Net asset value, end of period	$10.04	$9.92

Total return	1.31%(b)	(0.80%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)	1.87%	6.03%(d)

Net expenses after fees waived or expenses reimbursed (including dividend and interest expenses on securities sold short)(e)	1.42%	1.22%(d)

Expenses prior to fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)	1.68%	6.03%(d)

Net expenses after fees waived or expenses reimbursed (excluding dividend and interest expenses on securities sold short)(e)	1.23%	1.22%(d)

Net investment loss	(0.33%)	(0.45%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2,028	$717

Portfolio turnover	154%	11%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.38%.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded.

34	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2012	35

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to achieve a representative weighted mix of major currencies in its benchmark.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, and manage exposure to the securities market. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Interest Rate Swap Transactions

The Fund entered into interest rate swap transactions to produce incremental earnings, to gain exposure to or protect itself from market rate changes, and to synthetically add or subtract principal exposure to a market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

36	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	1,287,201	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	615,333
Foreign exchange contracts	Net assets — unrealized appreciation on futures contracts	1,196,422	*
Interest rate contracts	Unrealized appreciation on swap contracts	965,200
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	138,277	*
Total		4,202,433
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized depreciation on futures contracts	53,970	*
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	650,383
Foreign exchange contracts	Net assets — unrealized depreciation on futures contracts	4,005	*
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	53,860	*
Total		762,218

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	(1,647,480)	—	(1,647,480)
Foreign exchange contracts	(1,179,479)	(1,475,654)	—	(2,655,133)
Interest rate contracts	—	578,061	1,333,814	1,911,875
Total	(1,179,479)	(2,545,073)	1,333,814	(2,390,738)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	1,274,305	—	1,274,305
Foreign exchange contracts	(144,983)	1,252,472	—	1,107,489
Interest rate contracts	—	2,043	965,200	967,243
Total	(144,983)	2,528,820	965,200	3,349,037

The following table is a summary of the volume of derivative instruments for the year ended December 31, 2011:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	471
Futures Contracts	12,614
Swap Contracts	29

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker

Annual Report 2012	37

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund’s use of short sales in effect “leverages” the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted,

respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and

38	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.92% to 0.80% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.92% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $1,929.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per

Annual Report 2012	39

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.29%
Class B	0.30
Class C	0.29
Class R	0.29
Class W	0.31
Class Z	0.29

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,000 and $35,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $182,609 for Class A, $253 for Class B and $1,917 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.48%
Class B	2.23
Class C	2.23
Class I	1.16
Class R	1.73
Class W	1.48
Class Z	1.23

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of each Fund’s average daily net assets:

Class A	1.48%
Class B	2.23
Class C	2.23
Class I	1.04
Class R	1.73
Class W	1.48
Class Z	1.23

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated

40	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, futures contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses, re-characterization of real estate investment trust (REIT) distributions, recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,333,824
Accumulated net realized loss	(1,330,058)
Paid-in capital	(3,766)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2012	Year Ended May 31, 2011
Ordinary income	$54	$ —
Long-term capital gains	94,587	—
Total	$94,641	$ —

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,810,496
Accumulated realized loss	(986,867)
Unrealized appreciation	795,006

At May 31, 2012, the cost of investments for federal income tax purposes was $97,305,204 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,818,057
Unrealized depreciation	(1,151,027)
Net unrealized appreciation	$667,030

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	672,989

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $313,878 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $86,778,922 and $63,639,010, respectively, for the year ended May 31, 2012.

Note 6. Payments by Affiliates

During the year ended May 31, 2012, the Investment Manager voluntarily reimbursed the fund $429,376 for losses on trading errors.

Annual Report 2012	41

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 8. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Consolidated Statement of Operations.

As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 63.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 28.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 11. Significant Risks

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund intends to use the cash proceeds from the short

42	Annual Report 2012

Columbia Absolute Return Enhanced Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	43

Columbia Absolute Return Enhanced Multi-Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Absolute Return Enhanced Multi-Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Absolute Return Enhanced Multi-Strategy Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, and the period from March 31, 2011 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Absolute Return Enhanced Multi-Strategy Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from March 31, 2011 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

44	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 44.5%
Issuer	Shares	Value ($)

Consumer Discretionary 6.0%
Auto Components 0.4%

Delphi Automotive PLC(a)	4,209	122,187

Johnson Controls, Inc.	13,721	413,551

TRW Automotive Holdings Corp.(a)	4,940	190,536

Total		726,274

Hotels, Restaurants & Leisure 1.1%

Bally Technologies, Inc.(a)	5,033	234,286

Chipotle Mexican Grill, Inc.(a)	803	331,695

Las Vegas Sands Corp.	9,852	454,965

McDonald’s Corp.	4,310	385,056

Tim Hortons, Inc.	2,166	115,448

Yum! Brands, Inc.	6,036	424,693

Total		1,946,143

Internet & Catalog Retail 0.8%

Amazon.com, Inc.(a)	2,252	479,473

Expedia, Inc.	3,765	172,776

Liberty Interactive Corp., Class A(a)	14,934	250,294

priceline.com, Inc.(a)	855	534,794

Total		1,437,337

Leisure Equipment & Products 0.2%

Mattel, Inc.	8,682	270,270

Media 1.6%

Comcast Corp., Class A	23,934	691,932

Discovery Communications, Inc., Class A(a)	3,881	194,438

DISH Network Corp., Class A	11,460	321,338

Gannett Co., Inc.	8,632	112,734

McGraw-Hill Companies, Inc. (The)	3,275	142,070

Meredith Corp.	4,200	124,278

News Corp., Class A	15,537	298,310

Regal Entertainment Group, Class A	9,152	125,840

Time Warner, Inc.	7,450	256,802

Viacom, Inc., Class B	12,815	611,660

Total		2,879,402

Multiline Retail 0.4%

Family Dollar Stores, Inc.	4,368	295,932

Macy’s, Inc.	7,426	282,559

Nordstrom, Inc.	2,775	131,452

Total		709,943

Specialty Retail 0.9%

GameStop Corp., Class A	5,356	102,728

Home Depot, Inc. (The)	17,251	851,165

Limited Brands, Inc.	3,045	135,076

Common Stocks (continued)
Issuer	Shares	Value ($)

Pier 1 Imports, Inc.	6,604	107,645

TJX Companies, Inc.	8,698	369,317

Williams-Sonoma, Inc.	3,120	108,919

Total		1,674,850

Textiles, Apparel & Luxury Goods 0.6%

Fossil, Inc.(a)	4,008	293,225

lululemon athletica, Inc.(a)	5,387	391,312

Michael Kors Holdings Ltd.(a)	11,731	461,967

Total		1,146,504

Total Consumer Discretionary		10,790,723

Consumer Staples 4.5%
Beverages 0.9%

Coca-Cola Co. (The)	3,130	233,905

Diageo PLC, ADR	5,358	510,832

Dr. Pepper Snapple Group, Inc.	7,124	293,936

PepsiCo, Inc.	7,460	506,161

Total		1,544,834

Food & Staples Retailing 0.6%

CVS Caremark Corp.	9,230	414,796

Kroger Co. (The)	7,852	172,823

Safeway, Inc.	5,096	96,926

Wal-Mart Stores, Inc.	3,420	225,104

Walgreen Co.	6,916	211,076

Total		1,120,725

Food Products 1.0%

Campbell Soup Co.	7,436	235,721

General Mills, Inc.	4,200	160,776

HJ Heinz Co.	5,720	303,618

Kellogg Co.	5,512	268,875

Kraft Foods, Inc., Class A	11,618	444,621

Smithfield Foods, Inc.(a)	7,353	144,633

Tyson Foods, Inc., Class A	8,829	171,018

Total		1,729,262

Household Products 0.7%

Energizer Holdings, Inc.(a)	3,185	232,218

Kimberly-Clark Corp.	3,100	245,985

Procter & Gamble Co. (The)	11,483	715,276

Total		1,193,479

Personal Products 0.2%

Estee Lauder Companies, Inc. (The), Class A	6,658	360,531

Herbalife Ltd.	1,258	56,346

Total		416,877

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Tobacco 1.1%

Altria Group, Inc.	8,925	287,296

Philip Morris International, Inc.	20,916	1,767,611

Total		2,054,907

Total Consumer Staples		8,060,084

Energy 3.5%
Energy Equipment & Services 0.7%

Baker Hughes, Inc.	4,202	175,350

FMC Technologies, Inc.(a)	8,930	359,343

National Oilwell Varco, Inc.	5,507	367,592

Oil States International, Inc.(a)	1,747	116,298

Schlumberger Ltd.	2,180	137,885

Weatherford International Ltd.(a)	10,396	124,856

Total		1,281,324

Oil, Gas & Consumable Fuels 2.8%

Apache Corp.	5,155	419,514

Chevron Corp.	12,343	1,213,440

ConocoPhillips	8,207	428,077

Devon Energy Corp.	3,539	210,641

EOG Resources, Inc.	3,626	360,062

Exxon Mobil Corp.	16,173	1,271,683

Kinder Morgan, Inc.	7,570	258,818

Occidental Petroleum Corp.	3,130	248,115

Penn West Petroleum Ltd.	4,220	56,126

Phillips 66(a)	1,645	49,400

Royal Dutch Shell PLC, ADR	6,300	391,734

Whiting Petroleum Corp.(a)	2,330	100,679

Total		5,008,289

Total Energy		6,289,613

Financials 6.2%
Capital Markets 1.4%

BlackRock, Inc.	5,311	907,119

Franklin Resources, Inc.	6,331	676,087

Goldman Sachs Group, Inc. (The)	2,144	205,181

Invesco Ltd.	10,964	238,467

Northern Trust Corp.	3,470	149,835

State Street Corp.	7,458	307,344

T Rowe Price Group, Inc.	2,040	117,484

Total		2,601,517

Commercial Banks 1.1%

Fifth Third Bancorp	12,885	172,015

Huntington Bancshares, Inc.	28,495	186,357

Common Stocks (continued)
Issuer	Shares	Value ($)

PNC Financial Services Group, Inc.	7,595	466,485

U.S. Bancorp	13,077	406,825

Wells Fargo & Co.	25,581	819,871

Total		2,051,553

Consumer Finance 0.2%

American Express Co.	5,005	279,429

Diversified Financial Services 1.0%

Citigroup, Inc.	7,371	195,405

CME Group, Inc.	600	154,542

IntercontinentalExchange, Inc.(a)	2,525	309,186

JPMorgan Chase & Co.	34,146	1,131,940

Total		1,791,073

Insurance 1.4%

Aon PLC	5,335	248,077

Arthur J Gallagher & Co.	5,145	178,737

Berkshire Hathaway, Inc., Class B(a)	11,070	878,515

Chubb Corp. (The)	2,145	154,590

Hartford Financial Services Group, Inc.	15,828	266,227

MetLife, Inc.	3,150	92,012

Principal Financial Group, Inc.	8,569	210,455

Progressive Corp. (The)	2,950	64,104

Reinsurance Group of America, Inc.	4,108	206,098

RenaissanceRe Holdings Ltd.	865	66,666

Unum Group	5,540	110,523

Total		2,476,004

Real Estate Investment Trusts (REITs) 1.0%

American Campus Communities, Inc.	2,704	118,706

CBL & Associates Properties, Inc.	5,460	95,332

CubeSmart	13,769	155,727

Digital Realty Trust, Inc.	4,132	292,422

Duke Realty Corp.	5,200	71,968

Highwoods Properties, Inc.	3,463	111,716

Lexington Realty Trust	13,832	114,944

Public Storage	2,465	329,003

Simon Property Group, Inc.	1,903	280,731

SL Green Realty Corp.	2,808	210,628

Total		1,781,177

Thrifts & Mortgage Finance 0.1%

People’s United Financial, Inc.	9,795	113,916

Total Financials		11,094,669

Health Care 6.9%
Biotechnology 1.3%

Alexion Pharmaceuticals, Inc.(a)	3,813	345,343

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Amarin Corp. PLC, ADR(a)	18,522	219,486

Amgen, Inc.	3,425	238,106

Biogen Idec, Inc.(a)	4,465	583,799

Celgene Corp.(a)	7,277	496,655

Medivation, Inc.(a)	1,350	113,711

Regeneron Pharmaceuticals, Inc.(a)	676	91,699

Vertex Pharmaceuticals, Inc.(a)	2,866	172,075

Total		2,260,874

Health Care Equipment & Supplies 0.7%

Baxter International, Inc.	7,982	404,049

Covidien PLC	9,670	500,712

Insulet Corp.(a)	5,450	100,389

St. Jude Medical, Inc.	2,766	106,270

Zimmer Holdings, Inc.	2,808	170,305

Total		1,281,725

Health Care Providers & Services 1.2%

Aetna, Inc.	4,435	181,347

Cardinal Health, Inc.	11,096	459,152

CIGNA Corp.	7,530	330,642

Express Scripts Holding Co.(a)	5,804	302,911

McKesson Corp.	7,710	672,929

WellPoint, Inc.	3,445	232,159

Total		2,179,140

Life Sciences Tools & Services 0.2%

Life Technologies Corp.(a)	2,835	115,980

Thermo Fisher Scientific, Inc.	4,285	216,307

Total		332,287

Pharmaceuticals 3.5%

Abbott Laboratories	14,479	894,658

Allergan, Inc.	4,869	439,427

Bristol-Myers Squibb Co.	18,125	604,288

GlaxoSmithKline PLC, ADR	10,685	471,315

Jazz Pharmaceuticals PLC(a)	2,250	97,200

Johnson & Johnson	14,803	924,151

Merck & Co., Inc.	26,316	988,955

Novo Nordisk A/S, ADR	3,291	440,303

Pfizer, Inc.	59,253	1,295,863

Teva Pharmaceutical Industries Ltd., ADR	4,056	158,955

Total		6,315,115

Total Health Care		12,369,141

Industrials 4.3%
Aerospace & Defense 1.6%

Boeing Co. (The)	1,795	124,950

Common Stocks (continued)
Issuer	Shares	Value ($)

General Dynamics Corp.	3,328	213,025

Honeywell International, Inc.	13,768	766,327

L-3 Communications Holdings, Inc.	2,600	177,294

Precision Castparts Corp.	3,149	523,395

Raytheon Co.	8,575	431,494

United Technologies Corp.	8,552	633,789

Total		2,870,274

Air Freight & Logistics 0.1%

FedEx Corp.	1,931	172,129

Airlines 0.1%

United Continental Holdings, Inc.(a)	5,425	136,547

Commercial Services & Supplies 0.1%

Waste Connections, Inc.	3,787	117,208

Waste Management, Inc.	4,785	155,225

Total		272,433

Construction & Engineering 0.1%

KBR, Inc.	7,893	201,035

Electrical Equipment 0.2%

Emerson Electric Co.	2,890	135,165

Polypore International, Inc.(a)	1,681	62,180

Rockwell Automation, Inc.	1,950	141,395

Total		338,740

Industrial Conglomerates 0.8%

General Electric Co.	35,283	673,552

Tyco International Ltd.	15,849	842,533

Total		1,516,085

Machinery 0.5%

Cummins, Inc.	1,125	109,069

Deere & Co.	1,510	111,544

Dover Corp.	5,470	309,383

Illinois Tool Works, Inc.	2,055	115,388

Parker Hannifin Corp.	4,002	327,123

Total		972,507

Professional Services 0.3%

Dun & Bradstreet Corp. (The)	2,756	186,223

Nielsen Holdings NV(a)	10,509	291,520

Total		477,743

Road & Rail 0.4%

JB Hunt Transport Services, Inc.	2,600	148,538

Norfolk Southern Corp.	4,479	293,464

Union Pacific Corp.	1,780	198,292

Total		640,294

Trading Companies & Distributors 0.1%

MRC Global, Inc.(a)	2,668	55,388

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

WW Grainger, Inc.	629	121,806

Total		177,194

Total Industrials		7,774,981

Information Technology 9.2%
Communications Equipment 1.1%

Cisco Systems, Inc.	14,705	240,133

F5 Networks, Inc.(a)	2,951	305,369

Juniper Networks, Inc.(a)	18,612	320,126

QUALCOMM, Inc.	18,922	1,084,420

Total		1,950,048

Computers & Peripherals 1.5%

Apple, Inc.(a)	2,596	1,499,787

EMC Corp.(a)	38,686	922,661

NCR Corp.(a)	9,256	198,263

NetApp, Inc.(a)	1,210	36,010

Total		2,656,721

Internet Software & Services 1.6%

Baidu, Inc., ADR(a)	4,100	482,857

eBay, Inc.(a)	26,385	1,034,028

Google, Inc., Class A(a)	1,733	1,006,631

LinkedIn Corp., Class A(a)	4,111	395,067

Total		2,918,583

IT Services 2.0%

Accenture PLC, Class A	9,866	563,349

Automatic Data Processing, Inc.	3,890	202,864

Cognizant Technology Solutions Corp., Class A(a)	11,236	654,497

International Business Machines Corp.	6,185	1,193,086

Mastercard, Inc., Class A	1,715	697,165

Visa, Inc., Class A	3,212	370,022

Total		3,680,983

Office Electronics 0.2%

Canon, Inc., ADR	2,780	111,005

Xerox Corp.	30,793	222,326

Total		333,331

Semiconductors & Semiconductor Equipment 1.3%

Analog Devices, Inc.	606	22,040

Avago Technologies Ltd.	3,906	129,289

Cavium, Inc.(a)	5,075	122,866

Fairchild Semiconductor International, Inc.(a)	13,550	178,995

Intel Corp.	29,955	774,037

Lam Research Corp.(a)	8,823	329,098

Common Stocks (continued)
Issuer	Shares	Value ($)

Marvell Technology Group Ltd.(a)	8,659	108,497

Maxim Integrated Products, Inc.	6,975	175,491

Skyworks Solutions, Inc.(a)	13,821	371,232

Texas Instruments, Inc.	5,820	165,754

Total		2,377,299

Software 1.5%

Autodesk, Inc.(a)	6,344	203,135

Check Point Software Technologies Ltd.(a)	4,108	210,494

Electronic Arts, Inc.(a)	8,705	118,562

Intuit, Inc.	2,141	120,388

Microsoft Corp.	42,199	1,231,789

Oracle Corp.	6,812	180,313

Salesforce.com, Inc.(a)	4,127	572,085

Total		2,636,766

Total Information Technology		16,553,731

Materials 1.6%
Chemicals 1.2%

Air Products & Chemicals, Inc.	1,094	86,470

Celanese Corp., Class A	7,964	317,047

Dow Chemical Co. (The)	13,223	410,706

EI du Pont de Nemours & Co.	10,144	489,549

LyondellBasell Industries NV, Class A	7,020	277,009

RPM International, Inc.	4,930	129,955

Sherwin-Williams Co. (The)	3,865	501,059

Total		2,211,795

Containers & Packaging 0.2%

Packaging Corp. of America	8,944	239,967

Sonoco Products Co.	4,105	126,311

Total		366,278

Metals & Mining 0.2%

BHP Billiton Ltd., ADR	1,505	92,603

Freeport-McMoRan Copper & Gold, Inc.	3,640	116,626

Nucor Corp.	3,695	132,133

Total		341,362

Total Materials		2,919,435

Telecommunication Services 1.0%
Diversified Telecommunication Services 0.8%

AT&T, Inc.	19,615	670,245

Verizon Communications, Inc.	17,910	745,772

Windstream Corp.	3,780	35,381

Total		1,451,398

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Wireless Telecommunication Services 0.2%

Sprint Nextel Corp.(a)	25,700	66,049

Vodafone Group PLC, ADR	7,560	202,532

Total		268,581

Total Telecommunication Services		1,719,979

Utilities 1.3%
Electric Utilities 0.5%

American Electric Power Co., Inc.	4,220	162,512

Exelon Corp.	11,667	431,446

NextEra Energy, Inc.	1,545	100,950

Northeast Utilities	4,266	153,619

Westar Energy, Inc.	3,416	97,766

Total		946,293

Gas Utilities 0.1%

National Fuel Gas Co.	2,495	107,859

Multi-Utilities 0.7%

CMS Energy Corp.	6,275	146,207

Dominion Resources, Inc.	2,320	120,779

DTE Energy Co.	4,337	246,472

Public Service Enterprise Group, Inc.	11,689	364,580

Sempra Energy	2,995	194,705

Wisconsin Energy Corp.	4,020	152,117

Total		1,224,860

Total Utilities		2,279,012

Total Common Stocks (Cost: $74,241,037)		79,851,368

Convertible Preferred Stocks 1.0%
Energy —%
Oil, Gas & Consumable Fuels —%

Apache Corp., 6.000%	475	22,770

Total Energy		22,770

Financials 0.6%
Commercial Banks 0.1%

Fifth Third Bancorp, 8.500%	890	121,151

Wells Fargo & Co., 7.500%	130	144,169

Total		265,320

Diversified Financial Services 0.3%
AMG Capital Trust II, 5.150%	4,500	188,156

Bank of America Corp., 7.250%	320	298,000

Total		486,156

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 0.2%
Alexandria Real Estate Equities, Inc.,
7.000%	14,000	358,400

Total Financials		1,109,876

Industrials 0.1%
Airlines 0.1%
Continental Airlines Finance Trust II,
6.000%	5,500	198,000

Total Industrials		198,000

Information Technology 0.1%
Communications Equipment 0.1%
Lucent Technologies Capital Trust I,
7.750%	200	130,000

IT Services —%

Unisys Corp., 6.250%	1,300	66,014

Total Information Technology		196,014

Utilities 0.2%
Electric Utilities 0.2%

PPL Corp., 8.750%	6,350	332,423

Total Utilities		332,423

Total Convertible Preferred Stocks (Cost: $1,874,195)		1,859,083

Convertible Bonds 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 0.1%
L-3 Communications Holdings, Inc.
08/01/35	3.000%	300,000	291,750

Airlines 0.1%
United Continental Holdings, Inc.
06/30/21	4.500%	135,000	129,654

Brokerage 0.3%
Janus Capital Group, Inc.
Senior Unsecured
07/15/14	3.250%	150,000	154,688
Knight Capital Group, Inc.
Senior Subordinated Notes
03/15/15	3.500%	350,000	334,219

Total			488,907

Building Materials 0.1%
Cemex SAB de CV
Subordinated Notes
03/15/15	4.875%	350,000	253,750

Consumer Cyclical Services 0.1%
Live Nation Entertainment, Inc.
Senior Unsecured
07/15/27	2.875%	200,000	191,500

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Diversified Manufacturing 0.1%
Sterlite Industries India Ltd.
Senior Unsecured
10/30/14	4.000%	160,000	144,000

Food and Beverage 0.1%
Chiquita Brands International, Inc.
Senior Unsecured
08/15/16	4.250%	170,000	125,163

Gaming 0.1%
MGM Resorts International
04/15/15	4.250%	160,000	158,200

Gas Pipelines 0.1%
Cheniere Energy, Inc.
Senior Unsecured
08/01/12	2.250%	140,000	139,825

Health Care 0.6%
Alere, Inc.
Senior Subordinated Notes
05/15/16	3.000%	140,000	125,300
Illumina, Inc.
Senior Unsecured(b)
03/15/16	0.250%	$195,000	176,231
Integra LifeSciences Holdings Corp.(b)
12/15/16	1.625%	165,000	156,663
NuVasive, Inc.
Senior Unsecured
07/01/17	2.750%	165,000	146,767
Omnicare, Inc.
12/15/35	3.250%	350,000	334,250
WebMD Health Corp.
Senior Unsecured
01/31/18	2.500%	150,000	127,500

Total			1,066,711

Independent Energy 0.3%
Chesapeake Energy Corp.
12/15/38	2.250%	350,000	270,812
Endeavour International Corp.(b)
07/15/16	5.500%	75,000	64,875
Goodrich Petroleum Corp.
Senior Unsecured
10/01/29	5.000%	350,000	327,250

Total			662,937

Lodging 0.1%
Home Inns & Hotels Management, Inc.
Senior Unsecured
12/15/15	2.000%	130,000	89,538
Morgans Hotel Group Co.
Senior Subordinated Notes
10/15/14	2.375%	200,000	175,750

Total			265,288

Media Non-Cable 0.1%
Cenveo Corp.(b)
05/15/17	7.000%	150,000	121,341

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Metals 0.3%
Jaguar Mining, Inc.
Senior Unsecured(b)
11/01/14	4.500%	200,000	102,250
James River Coal Co.
Senior Unsecured
12/01/15	4.500%	290,000	104,121
Molycorp, Inc.
Senior Unsecured(b)
06/15/16	3.250%	140,000	114,030
Patriot Coal Corp.
Senior Unsecured
05/31/13	3.250%	$285,000	170,644

Total			491,045

Oil Field Services 0.2%
Transocean, Inc.
12/15/37	1.500%	350,000	347,812

Other Financial Institutions 0.1%
Ares Capital Corp.
Senior Unsecured(b)
06/01/16	5.125%	250,000	243,406

Other Industry 0.1%
General Cable Corp.
11/15/13	0.875%	180,000	172,800

Pharmaceuticals 0.3%
Dendreon Corp.
Senior Unsecured
01/15/16	2.875%	490,000	341,219
InterMune, Inc.
Senior Unsecured
09/15/18	2.500%	180,000	141,525
Savient Pharmaceuticals, Inc.
Senior Unsecured
02/01/18	4.750%	215,000	72,025

Total			554,769

Railroads 0.1%
Greenbrier Companies, Inc.
Senior Unsecured(b)
04/01/18	3.500%	210,000	173,597

Retailers 0.3%
Charming Shoppes, Inc.
05/01/14	1.125%	250,000	248,750
RadioShack Corp.
Senior Unsecured(b)
08/01/13	2.500%	145,000	136,663
Rite Aid Corp.
Senior Unsecured
05/15/15	8.500%	145,000	153,337

Total			538,750

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Technology 0.4%
Advanced Micro Devices, Inc.
Senior Unsecured
05/01/15	6.000%	350,000	352,187
Alcatel-Lucent U.S.A., Inc.
06/15/25	2.875%	160,000	157,400
Digital River, Inc.
Senior Unsecured
11/01/30	2.000%	200,000	186,750
Powerwave Technologies, Inc.
Subordinated Notes
10/01/27	3.875%	155,000	29,063

Total			725,400

Tobacco 0.1%
Alliance One International, Inc.
07/15/14	5.500%	180,000	162,000

Transportation Services 0.1%
DryShips, Inc.
Senior Unsecured
12/01/14	5.000%	250,000	170,625

Wireless 0.1%
Leap Wireless International, Inc.
Senior Unsecured
07/15/14	4.500%	100,000	94,375

Wirelines 0.2%
Ciena Corp.
Senior Unsecured
06/15/17	0.875%	450,000	369,562

Total Convertible Bonds (Cost: $8,613,218)			8,083,167

Residential Mortgage-Backed Securities — Non-Agency 1.1%
Castle Peak Loan Trust(b)(c)
CMO Series 2010-NPL1 Class A
12/25/50	7.750%	4,722	4,722
CMO Series 2011-1 Class 22A1
05/25/52	6.250%	2,000,802	1,993,799

Total Residential Mortgage-Backed Securities —Non-Agency (Cost: $1,998,491)			1,998,521

Money Market Funds 45.8%
	Shares	Value ($)

Columbia Short-Term Cash Fund,
0.161%(d)(e)	82,132,097	82,132,097

Total Money Market Funds (Cost: $82,132,097)		82,132,097

Total Investments (Cost: $168,859,038)		173,924,236

Investments Sold Short (12.2)%
Common Stocks (12.2)%
Issuer	Shares	Value ($)

Consumer Discretionary (2.1)%
Automobiles (0.1)%

Toyota Motor Corp., ADR	(2,860)	(219,905)

Hotels, Restaurants & Leisure (0.7)%

Gaylord Entertainment Co.(a)	(5,824)	(221,021)

Hyatt Hotels Corp., Class A	(2,818)	(104,238)

Marriott International, Inc., Class A	(3,256)	(126,040)

MGM Resorts International	(25,500)	(276,165)

Wendy’s Co. (The)	(46,986)	(215,666)

WMS Industries, Inc.(a)	(9,807)	(201,337)

Total		(1,144,467)

Household Durables (0.1)%

D.R. Horton, Inc.	(10,850)	(180,110)

Leisure Equipment & Products (0.1)%

Hasbro, Inc.	(4,888)	(173,133)

Media (0.9)%

Discovery Communications, Inc., Class A(a)	(4,545)	(227,703)

DreamWorks Animation SKG, Inc., Class A(a)	(10,140)	(180,391)

Grupo Televisa SAB, ADR	(9,204)	(174,784)

Meredith Corp.	(7,748)	(229,263)

Omnicom Group, Inc.	(7,249)	(345,632)

Pearson PLC, ADR	(13,208)	(233,914)

Time Warner Cable, Inc.	(3,640)	(274,456)

Total		(1,666,143)

Multiline Retail (0.1)%

JCPenney Co., Inc.	(5,200)	(136,396)

Textiles, Apparel & Luxury Goods (0.1)%

Under Armour, Inc., Class A(a)	(1,602)	(161,370)

Total Consumer Discretionary		(3,681,524)

Consumer Staples (1.2)%
Food & Staples Retailing (0.3)%

CVS Caremark Corp.	(5,356)	(240,699)

SYSCO Corp.	(7,883)	(220,014)

Total		(460,713)

Food Products (0.5)%

ConAgra Foods, Inc.	(7,831)	(196,950)

General Mills, Inc.	(6,084)	(232,895)

Kraft Foods, Inc., Class A	(5,044)	(193,034)

McCormick & Co., Inc.	(5,460)	(307,726)

Total		(930,605)

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Household Products (0.3)%

Church & Dwight Co., Inc.	(5,505)	(293,086)

Procter & Gamble Co. (The)	(4,680)	(291,518)

Total		(584,604)

Tobacco (0.1)%

Reynolds American, Inc.	(6,261)	(261,960)

Total Consumer Staples		(2,237,882)

Energy (0.4)%
Energy Equipment & Services (0.3)%

Core Laboratories NV	(2,122)	(271,404)

Exterran Holdings, Inc.(a)	(9,326)	(107,622)

Tidewater, Inc.	(4,368)	(196,909)

Total		(575,935)

Oil, Gas & Consumable Fuels (0.1)%

Range Resources Corp.	(3,744)	(215,056)

Total Energy		(790,991)

Financials (2.1)%
Capital Markets (0.3)%

Jefferies Group, Inc.	(8,736)	(116,713)

Morgan Stanley	(13,811)	(184,515)

Northern Trust Corp.	(7,332)	(316,595)

Total		(617,823)

Commercial Banks (0.4)%

City National Corp.	(3,681)	(182,872)

KeyCorp	(21,558)	(161,685)

M&T Bank Corp.	(3,421)	(278,196)

Total		(622,753)

Diversified Financial Services (0.1)%

Bank of America Corp.	(18,095)	(132,998)

Insurance (0.4)%

American International Group, Inc.(a)	(4,617)	(134,724)

Arch Capital Group Ltd.	(5,096)	(194,820)

PartnerRe Ltd.	(3,598)	(254,990)

StanCorp Financial Group, Inc.	(4,992)	(173,772)

Total		(758,306)

Real Estate Investment Trusts (REITs) (0.9)%

BRE Properties, Inc.	(3,536)	(174,077)

Corporate Office Properties Trust	(7,332)	(161,377)

Essex Property Trust, Inc.	(1,508)	(226,894)

Healthcare Realty Trust, Inc.	(11,232)	(245,756)

Parkway Properties, Inc.	(20,950)	(220,813)

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

ProLogis, Inc.	(6,812)	(217,848)

Regency Centers Corp.	(3,692)	(161,747)

Washington Real Estate Investment Trust	(5,772)	(162,424)

Total		(1,570,936)

Total Financials		(3,702,816)

Health Care (1.8)%
Biotechnology (0.4)%

AVEO Pharmaceuticals, Inc.	(6,978)	(88,830)

Exelixis, Inc.	(15,183)	(70,297)

Immunogen, Inc.	(16,483)	(230,927)

Incyte Corp., Ltd.(a)	(8,424)	(179,515)

Theravance, Inc.	(6,229)	(128,878)

Total		(698,447)

Health Care Equipment & Supplies (0.3)%

Becton Dickinson and Co.	(2,652)	(193,941)

Stryker Corp.	(4,628)	(238,110)

Varian Medical Systems, Inc.(a)	(1,850)	(108,521)

Total		(540,572)

Health Care Providers & Services (0.6)%

Coventry Health Care, Inc.	(4,019)	(122,178)

Laboratory Corp. of America Holdings(a)	(3,588)	(298,809)

LifePoint Hospitals, Inc.(a)	(6,500)	(239,330)

Patterson Companies, Inc.	(5,408)	(179,762)

Quest Diagnostics, Inc.	(2,028)	(115,393)

Wellpoint, Inc.	(1,783)	(120,156)

Total		(1,075,628)

Life Sciences Tools & Services (0.1)%

Mettler-Toledo International, Inc.(a)	(731)	(114,124)

Pharmaceuticals (0.4)%

Bristol-myers Squibb Co.	(5,350)	(178,369)

Eli Lilly & Co.	(5,585)	(228,706)

Mylan, Inc.(a)	(10,431)	(226,040)

Novartis AG, ADR	(4,368)	(227,267)

Total		(860,382)

Total Health Care		(3,289,153)

Industrials (1.4)%
Aerospace & Defense (0.1)%

Textron, Inc.	(5,304)	(125,333)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Building Products (0.1)%

Masco Corp.	(15,443)	(195,663)

Commercial Services & Supplies (0.1)%

Cintas Corp.	(5,512)	(203,393)

Construction & Engineering (0.4)%

Jacobs Engineering Group, Inc.(a)	(6,167)	(219,052)

Quanta Services, Inc.(a)	(15,506)	(350,125)

Shaw Group, Inc. (The)(a)	(6,325)	(160,655)

Total		(729,832)

Machinery (0.3)%

AGCO Corp.(a)	(5,975)	(240,255)

Deere & Co.	(1,600)	(118,192)

PACCAR, Inc.	(6,188)	(232,483)

Total		(590,930)

Professional Services (0.1)%

IHS, Inc., Class A(a)	(1,986)	(196,594)

Road & Rail (0.1)%

Kansas City Southern	(3,016)	(198,996)

Trading Companies & Distributors (0.2)%

Watsco, Inc.	(4,056)	(298,562)

Total Industrials		(2,539,303)

Information Technology (2.1)%
Communications Equipment (0.1)%

Nokia OYJ, ADR	(18,667)	(49,841)

Telefonaktiebolaget LM Ericsson, ADR	(11,752)	(99,657)

Total		(149,498)

Computers & Peripherals (0.2)%

Hewlett-Packard Co.	(9,609)	(217,932)

Lexmark International, Inc., Class A	(5,512)	(137,855)

Total		(355,787)

Internet Software & Services (0.2)%

Akamai Technologies, Inc.(a)	(10,036)	(294,456)

IT Services (0.4)%

Computer Sciences Corp.	(11,034)	(293,946)

Paychex, Inc.	(10,504)	(314,805)

SAIC, Inc.	(14,040)	(155,984)

Total		(764,735)

Semiconductors & Semiconductor Equipment (0.7)%

Analog Devices, Inc.	(2,891)	(105,146)

International Rectifier Corp.(a)	(13,075)	(246,333)

Linear Technology Corp.	(8,042)	(233,379)

Investments Sold Short (continued)
Common Stocks (continued)
Issuer	Shares	Value ($)

Microchip Technology, Inc.	(7,717)	(239,381)

Teradyne, Inc.(a)	(16,275)	(235,174)

Texas Instruments, Inc.	(6,645)	(189,249)

Total		(1,248,662)

Software (0.5)%

Adobe Systems, Inc.(a)	(8,081)	(250,915)

ANSYS, Inc.(a)	(5,449)	(337,157)

Concur Technologies, Inc.(a)	(2,205)	(136,380)

SAP AG, ADR	(3,588)	(205,664)

Total		(930,116)

Total Information Technology		(3,743,254)

Materials (0.6)%
Chemicals (0.2)%

Praxair, Inc.	(2,548)	(270,700)

Construction Materials (0.1)%

Martin Marietta Materials, Inc.	(2,184)	(147,354)

Containers & Packaging (0.1)%

Sonoco Products Co.	(7,904)	(243,206)

Metals & Mining (0.1)%

Alcoa, Inc.	(18,251)	(156,046)

Paper & Forest Products (0.1)%

MeadWestvaco Corp.	(8,476)	(233,090)

Total Materials		(1,050,396)

Utilities (0.5)%
Electric Utilities (0.2)%

Pepco Holdings, Inc.	(12,688)	(241,833)

Southern Co. (The)	(3,869)	(177,626)

Total		(419,459)

Multi-Utilities (0.3)%

Consolidated Edison, Inc.	(3,883)	(234,378)

Integrys Energy Group, Inc.	(4,297)	(232,468)

Total		(466,846)

Total Utilities		(886,305)

Total Common Stocks (Proceeds: $21,797,362)		(21,921,624)

Total Investments Sold Short (Proceeds: $21,797,362)		(21,921,624)

Total Investments, Net of Investments Sold Short		152,002,612

Other Assets & Liabilities, Net		27,393,061

Net Assets		179,395,673

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Investments in Derivatives

At May 31, 2012, $5,309,771 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at May 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3-Month Euroyen	(211)	(67,095,361)	December 2012	—	(3,542)

90-Day Eurodollar	(191)	(47,458,725)	December 2012	10,554	—

90-Day Sterling	148	28,247,039	December 2012	60,908	—

Australian Dollar Currency	(39)	(3,793,530)	June 2012	111,073	—

Australian Treasury Bond, 10-year	(71)	(6,717,961)	June 2012	—	(7,700)

CAC 40 10 Euro	13	482,235	June 2012	—	(4,504)

Canadian Bank Acceptence	(223)	(53,318,342)	December 2012	—	(32,888)

Canadian Government Bond, 10-year	(12)	(1,606,119)	September 2012	—	(4,914)

DAX Index	2	385,726	June 2012	—	(10,802)

Dow Jones EURO STOXX 50	(8)	(208,227)	June 2012	1,423	—

E-Mini S&P 500 Index	(931)	(60,943,260)	June 2012	2,632,484	—

Euro-Bund, 10-year	11	1,986,228	June 2012	32,370	—

Euro FX Currency	(35)	(5,411,000)	June 2012	301,033	—

FTSE 100 Index	(10)	(815,064)	June 2012	15,805	—

FTSE MIB Index	9	715,897	June 2012	—	(1,536)

IBEX-35 Index	(9)	(674,365)	June 2012	41,267	—

Japanese Government Bond, 10-year	8	14,661,562	June 2012	63,023	—

OMSX30 Swedish Index	(18)	(241,338)	June 2012	—	(1,548)

S&P 500 Index	2	654,600	June 2012	—	(16,032)

TOPIX Index	4	366,003	June 2012	—	(859)

United Kingdom Long GILT, 10-year	114	21,189,036	September 2012	389,581	—

Total				3,659,521	(84,325)

Interest Rate Swap Contracts Outstanding at May 31, 2012

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Amount ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays	3-Month NZD-BBR	Pay	4.445	March 2, 2022	6,100,000	320,475	—

Citibank	6-Month NOK NIBOR-NIBR	Pay	3.533	March 2, 2022	62,100,000	271,478	—

JPMorgan Chase Bank	6-Month CHF LIBOR-BBA	Pay	0.998	May 14, 2022	10,500,000	132,033	—

Total						723,986	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Forward Foreign Currency Exchange Contracts Open at May 31, 2012

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Standard Chartered Bank	June 22, 2012	4,250,000	(BRL)	2,115,480	(USD)	16,672	—

Standard Chartered Bank	June 22, 2012	68,000	(BRL)	33,098	(USD)	—	(483)

HSBC Securities (USA), Inc.	June 22, 2012	30,233,000	(MXN)	2,192,899	(USD)	90,471	—

Goldman, Sachs & Co.	June 22, 2012	3,774,000	(PLN)	1,107,963	(USD)	46,079	—

Morgan Stanley	June 22, 2012	1,115,436	(USD)	34,888,000	(RUB)	—	(73,782)

UBS Securities	June 22, 2012	2,165,306	(USD)	3,965,000	(TRY)	—	(48,799)

Deutsche Bank	June 22, 2012	2,171,641	(USD)	64,324,000	(TWD)	—	(16,242)

Goldman, Sachs & Co.	June 27, 2012	5,411,000	(EUR)	6,907,456	(USD)	216,048	—

State Street Brokerage & Trust Company	June 27, 2012	1,731,000	(GBP)	2,734,790	(USD)	67,265	—

HSBC Securities (USA), Inc.	June 27, 2012	323,586,000	(JPY)	4,076,404	(USD)	—	(54,053)

Barclays Bank PLC	June 27, 2012	4,066,636	(USD)	4,129,000	(AUD)	—	(53,408)

UBS Securities	June 27, 2012	2,717,130	(USD)	2,601,000	(CHF)	—	(38,377)

J.P. Morgan Securities, Inc.	June 27, 2012	6,829,563	(USD)	40,719,000	(NOK)	—	(176,628)

Total						436,535	(461,772)

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $3,287,577 or 1.83% of net assets.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	50,980,775	549,834,431	(518,683,109)	—	82,132,097	136,186	82,132,097

Abbreviation Legend

ADR	American Depositary Receipt

CMO	Collateralized Mortgage Obligation

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Currency Legend

AUD	Australian Dollar

BRL	Brazilian Real

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

RUB	Russian Rouble

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	10,790,723	—	—	10,790,723

Consumer Staples	8,060,084	—	—	8,060,084

Energy	6,289,613	—	—	6,289,613

Financials	11,094,669	—	—	11,094,669

Health Care	12,369,141	—	—	12,369,141

Industrials	7,774,981	—	—	7,774,981

Information Technology	16,553,731	—	—	16,553,731

Materials	2,919,435	—	—	2,919,435

Telecommunication Services	1,719,979	—	—	1,719,979

Utilities	2,279,012	—	—	2,279,012

Common Stocks — Investments Sold Short

Consumer Discretionary	(3,681,524)	—	—	(3,681,524)

Consumer Staples	(2,237,882)	—	—	(2,237,882)

Energy	(790,991)	—	—	(790,991)

Financials	(3,702,816)	—	—	(3,702,816)

Health Care	(3,289,153)	—	—	(3,289,153)

Industrials	(2,539,303)	—	—	(2,539,303)

Information Technology	(3,743,254)	—	—	(3,743,254)

Materials	(1,050,396)	—	—	(1,050,396)

Utilities	(886,305)	—	—	(886,305)

Convertible Preferred Stocks

Energy	22,770	—	—	22,770

Financials	1,109,876	—	—	1,109,876

Industrials	—	198,000	—	198,000

Information Technology	66,014	130,000	—	196,014

Utilities	332,423	—	—	332,423

Total Equity Securities	59,460,827	328,000	—	59,788,827

Bonds

Convertible Bonds	—	8,083,167	—	8,083,167

Residential Mortgage-Backed Securities — Non-Agency	—	—	1,998,521	1,998,521

Total Bonds	—	8,083,167	1,998,521	10,081,688

Other

Money Market Funds	82,132,097	—	—	82,132,097

Total Other	82,132,097	—	—	82,132,097

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	141,592,924	8,411,167	1,998,521	152,002,612

Derivatives

Assets
Futures Contracts	3,659,521	—	—	3,659,521
Swap Contracts	—	723,986	—	723,986
Forward Foreign Currency Exchange Contracts	—	436,535	—	436,535

Liabilities
Futures Contracts	(84,325)	—	—	(84,325)
Forward Foreign Currency Exchange Contracts	—	(461,772)	—	(461,772)

Total	145,168,120	9,109,916	1,998,521	156,276,557

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential Mortgage Backed Securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, May 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)

197,102	—	—	197,102

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

Residential Mortgage-Backed Securities — Non-Agency ($)
Balance as of May 31, 2011	720,054

Accrued discounts/premiums	—

Realized gain (loss)	7,388

Change in unrealized appreciation (depreciation)(a)	(870)

Sales	(2,564,530)

Purchases	3,836,479

Transfers into Level 3	—

Transfers out of Level 3	—

Balance as of May 31, 2012	1,998,521

(a)	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $(870).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Absolute Return Multi-Strategy Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $86,726,941)	$91,792,139

Affiliated issuers (identified cost $82,132,097)	82,132,097

Total investments (identified cost $168,859,038)	173,924,236

Cash	2,787

Foreign currency (identified cost $3,886)	3,843

Cash collateral held at broker	21,228,112

Margin deposits on futures contracts	5,309,771

Unrealized appreciation on forward foreign currency exchange contracts	436,535

Unrealized appreciation on swap contracts	723,986

Receivable for:

Investments sold	849,362

Capital shares sold	95,898

Dividends	186,502

Interest	96,115

Reclaims	259

Variation margin on futures contracts	41,345

Expense reimbursement due from Investment Manager	6,614

Total assets	202,905,365

Liabilities

Securities sold short, at value (proceeds $21,797,362)	21,921,624

Unrealized depreciation on forward foreign currency exchange contracts	461,772

Payable for:

Investments purchased	737,392

Capital shares purchased	206,794

Dividends and interest on securities sold short	49,234

Investment management fees	4,029

Distribution fees	588

Transfer agent fees	24,701

Administration fees	393

Compensation of board members	5,120

Other expenses	98,045

Total liabilities	23,509,692

Net assets applicable to outstanding capital stock	$179,395,673

Represented by

Paid-in capital	$178,830,455

Undistributed net investment income	788,095

Accumulated net realized loss	(9,396,686)

Unrealized appreciation (depreciation) on:

Investments	5,065,198

Foreign currency translations	(41,072)

Forward foreign currency exchange contracts	(25,237)

Futures contracts	3,575,196

Securities sold short	(124,262)

Swap contracts	723,986

Total — representing net assets applicable to outstanding capital stock	$179,395,673

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$45,673,025

Shares outstanding	4,585,461

Net asset value per share	$9.96

Maximum offering price per share(a)	$10.27

Class B

Net assets	$171,092

Shares outstanding	17,323

Net asset value per share	$9.88

Class C

Net assets	$5,195,613

Shares outstanding	525,699

Net asset value per share	$9.88

Class I

Net assets	$108,694,205

Shares outstanding	10,871,692

Net asset value per share	$10.00

Class R

Net assets	$2,483

Shares outstanding	250

Net asset value per share	$9.93

Class W

Net assets	$18,610,024

Shares outstanding	1,869,229

Net asset value per share	$9.96

Class Z

Net assets	$1,049,231

Shares outstanding	105,056

Net asset value per share	$9.99

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Absolute Return Multi-Strategy Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income
Income:
Dividends	$1,707,408
Interest	568,633
Dividends from affiliates	136,186
Foreign taxes withheld	(14,607)

Total income	2,397,620

Expenses:
Investment management fees	1,466,719
Distribution fees
Class A	89,936
Class B	1,408
Class C	40,581
Class R	12
Class W	61,184
Transfer agent fees
Class A	113,659
Class B	465
Class C	12,780
Class R	10
Class W	93,821
Class Z	3,200
Administration fees	143,094
Compensation of board members	12,244
Custodian fees	151,836
Printing and postage fees	64,375
Registration fees	102,169
Professional fees	49,289
Dividends and interest on securities sold short	462,765
Other	19,481

Total expenses	2,889,028
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(294,481)

Total net expenses	2,594,547

Net investment loss	(196,927)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:
Investments	(2,135,983)
Foreign currency translations	53,485
Forward foreign currency exchange contracts	(673,347)
Futures contracts	(6,897,611)
Swap contracts	962,746
Increase from payments by affiliates (see Note 6)	295,784

Net realized loss	(8,394,926)
Net change in unrealized appreciation (depreciation) on:
Investments	4,670,093
Foreign currency translations	(44,805)
Forward foreign currency exchange contracts	(106,105)
Futures contracts	3,661,259
Securities sold short	(24,246)
Swap contracts	723,986

Net change in unrealized appreciation	8,880,182

Net realized and unrealized gain	485,256

Net increase in net assets resulting from operations	$288,329

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations

Net investment loss	$(196,927)	$(35,840)

Net realized loss	(8,394,926)	(264,539)

Net change in unrealized appreciation	8,880,182	293,627

Net increase (decrease) in net assets resulting from operations	288,329	(6,752)

Distributions to shareholders:

Net realized gains
Class A	(11,276)	—
Class B	(41)	—
Class C	(1,290)	—
Class I	(30,161)	—
Class R	(1)	—
Class W	(7,883)	—
Class Z	(356)	—

Total distributions to shareholders	(51,008)	—

Increase in net assets from share transactions	106,963,529	72,201,575

Total increase in net assets	107,200,850	72,194,823

Net assets at beginning of year	72,194,823	—

Net assets at end of year	$179,395,673	$72,194,823

Undistributed (excess of distributions over) net investment income	$788,095	$(14,965)

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Absolute Return Multi-Strategy Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	4,722,036	46,967,196	1,133,355	11,314,610

Distributions reinvested	946	9,372	—	—

Redemptions	(1,269,374)	(12,665,672)	(1,502)	(15,014)

Net increase	3,453,608	34,310,896	1,131,853	11,299,596

Class B shares

Subscriptions	19,045	188,960	6,195	61,869

Distributions reinvested	4	35	—	—

Redemptions(b)	(7,921)	(78,510)	—	—

Net increase	11,128	110,485	6,195	61,869

Class C shares

Subscriptions	449,782	4,464,921	135,268	1,349,698

Distributions reinvested	122	1,205	—	—

Redemptions	(59,473)	(590,338)	—	—

Net increase	390,431	3,875,788	135,268	1,349,698

Class I shares

Subscriptions	13,426,215	133,751,642	5,932,954	59,282,823

Distributions reinvested	3,037	30,160	—	—

Redemptions	(8,474,511)	(84,521,357)	(16,003)	(159,586)

Net increase	4,954,741	49,260,445	5,916,951	59,123,237

Class R shares

Subscriptions	—	—	250	2,500

Net increase	—	—	250	2,500

Class W shares

Subscriptions	5,873,197	58,463,704	250	2,500

Distributions reinvested	795	7,883	—	—

Redemptions	(4,005,013)	(39,747,861)	—	—

Net increase	1,868,979	18,723,726	250	2,500

Class Z shares

Subscriptions	127,184	1,265,223	36,230	362,175

Distributions reinvested	33	332	—	—

Redemptions	(58,391)	(583,366)	—	—

Net increase	68,826	682,189	36,230	362,175

Total net increase	10,747,713	106,963,529	7,226,997	72,201,575

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012		2011(a)
Per share data

Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:

Net investment loss	(0.03)		(0.01)

Net realized and unrealized gain (loss)	0.00(b)		(0.01)(c)

Increase from payments by affiliates	0.01		—

Total from investment operations	(0.02)		(0.02)

Less distributions to shareholders:

Net realized gains	(0.00)(b)		—

Total distributions to shareholders	(0.00)(b)		—

Net asset value, end of period	$9.96		$9.98

Total return	(0.17%)	(d)	(0.20%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.99%		3.83%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.65%		1.57%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.72%		3.83%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.38%		1.57%(f)

Net investment loss	(0.26%)		(0.67%)(f)

Supplemental data

Net assets, end of period (in thousands)	$45,673		$11,301

Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012		2011(a)
Per share data

Net asset value, beginning of period	$9.97		$10.00

Income from investment operations:

Net investment loss	(0.10)		(0.02)

Net realized and unrealized gain (loss)	0.00(b)		(0.01)(c)

Increase from payments by affiliates	0.01		—

Total from investment operations	(0.09)		(0.03)

Less distributions to shareholders:

Net realized gains	(0.00)(b)		—

Total distributions to shareholders	(0.00)(b)		—

Net asset value, end of period	$9.88		$9.97

Total return	(0.88%)	(d)	(0.30%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	2.75%		4.21%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	2.40%		2.32%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	2.48%		4.21%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	2.13%		2.32%(f)

Net investment loss	(1.03%)		(1.41%)(f)

Supplemental data

Net assets, end of period (in thousands)	$171		$62

Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012		2011(a)
Per share data

Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:

Net investment loss	(0.10)		(0.02)

Net realized and unrealized loss	(0.01)(b)		(0.00)(b)(c)

Increase from payments by affiliates	0.01		—

Total from investment operations	(0.10)		(0.02)

Less distributions to shareholders:

Net realized gains	(0.00)(c)		—

Total distributions to shareholders	(0.00)(c)		—

Net asset value, end of period	$9.88		$9.98

Total return	(0.98%)	(d)	(0.20%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	2.74%		4.81%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	2.40%		2.35%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	2.47%		4.81%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	2.13%		2.35%(f)

Net investment loss	(1.01%)		(1.41%)(f)

Supplemental data

Net assets, end of period (in thousands)	$5,196		$1,350

Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012	2011(a)
Per share data

Net asset value, beginning of period	$9.99	$10.00

Income from investment operations:

Net investment income (loss)	0.00(b)	(0.01)

Net realized and unrealized gain (loss)	0.00(b)	(0.00)(b)(c)

Increase from payments by affiliates	0.01	—

Total from investment operations	0.01	(0.01)

Less distributions to shareholders:

Net realized gains	(0.00)(b)	—

Total distributions to shareholders	(0.00)(b)	—

Net asset value, end of period	$10.00	$9.99

Total return	0.13%(d)	(0.10%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.38%	2.92%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.32%	1.22%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.12%	2.92%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.06%	1.22%(f)

Net investment income (loss)	0.01%	(0.37%)(f)

Supplemental data

Net assets, end of period (in thousands)	$108,694	$59,115

Portfolio turnover	132%	16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012		2011(a)
Per share data

Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:

Net investment loss	(0.06)		(0.02)

Net realized and unrealized gain (loss)	0.00(b)		(0.00)(b)(c)

Increase from payments by affiliates	0.01		—

Total from investment operations	(0.05)		(0.02)

Less distributions to shareholders:

Net realized gains	(0.00)(b)		—

Total distributions to shareholders	(0.00)(b)		—

Net asset value, end of period	$9.93		$9.98

Total return	(0.47%)	(d)	(0.20%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	2.28%		3.32%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.86%		1.75%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	2.05%		3.32%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.63%		1.75%(f)

Net investment loss	(0.59%)		(0.98%)(f)

Supplemental data

Net assets, end of period (in thousands)	$2		$2

Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2012		2011(a)
Per share data

Net asset value, beginning of period	$9.98		$10.00

Income from investment operations:

Net investment loss	(0.03)		(0.01)

Net realized and unrealized gain (loss)	0.00(b)		(0.01)(c)

Increase from payments by affiliates	0.01		—

Total from investment operations	(0.02)		(0.02)

Less distributions to shareholders:

Net realized gains	(0.00)(b)		—

Total distributions to shareholders	(0.00)(b)		—

Net asset value, end of period	$9.96		$9.98

Total return	(0.17%)	(d)	(0.20%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.98%		3.05%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.63%		1.50%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.73%		3.05%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.38%		1.50%(f)

Net investment loss	(0.28%)		(0.73%)(f)

Supplemental data

Net assets, end of period (in thousands)	$18,610		$2

Portfolio turnover	132%		16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011(a)
Per share data

Net asset value, beginning of period	$9.99	$10.00

Income from investment operations:

Net investment income (loss)	(0.00)(b)	(0.01)

Net realized and unrealized loss	(0.01)(c)	(0.00)(b)(c)

Increase from payments by affiliates	0.01	—

Total from investment operations	0.00	(0.01)

Less distributions to shareholders:

Net realized gains	(0.00)(b)	—

Total distributions to shareholders	(0.00)(b)	—

Net asset value, end of period	$9.99	$9.99

Total return	0.03%(d)	(0.10%)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including dividends and interest on securities sold short)	1.71%	3.36%(f)

Net expenses after fees waived or expenses reimbursed (including dividends and interest on securities sold short)(g)	1.40%	1.30%(f)

Expenses prior to fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)	1.44%	3.36%(f)

Net expenses after fees waived or expenses reimbursed (excluding dividends and interest on securities sold short)(g)	1.13%	1.30%(f)

Net investment income (loss)	(0.00%)(b)	(0.45%)(f)

Supplemental data

Net assets, end of period (in thousands)	$1,049	$362

Portfolio turnover	132%	16%

Notes to Financial Highlights

(a)	For the period from March 31, 2011 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)	During the year ended May 31, 2012, the Fund received payments by an affiliate. Had the Fund not received these payments, the total return would have been lower by 0.13%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Absolute Return Multi-Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class 2 prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded.

34	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented

Annual Report 2012	35

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to gain a mix of market exposure to major currencies.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates, manage exposure to the securities market, and to gain a mix of market exposures to interest rate, equity indices, foreign currencies and sovereign debts. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Interest Rate Swap Transactions

The Fund entered into interest rate swap transactions to produce incremental earnings, or to gain exposure to or protect itself from market rate changes, or to synthetically add or subtract principal exposure to a market and to gain a mix of market exposures to interest rates. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or

36	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	2,690,979	*
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	436,535
Foreign exchange contracts	Net assets — unrealized appreciation on futures contracts	483,568	*
Interest rate contracts	Unrealized appreciation on swap contracts	723,986
Interest rate contracts	Net assets — unrealized appreciation on futures contracts	484,974	*
Total		4,820,042

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized depreciation on futures contracts	35,281	*
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	461,772
Foreign exchange contracts	Net assets — unrealized depreciation on futures contracts	3,542	*
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	45,502	*
Total		546,097
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	(6,323,842)	—	(6,323,842)
Foreign exchange contracts	(673,347)	140,242	—	(533,105)
Interest rate contracts	—	(714,011)	962,746	248,735
Other contracts	—	—	—	—
Total	(673,347)	(6,897,611)	962,746	(6,608,212)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Equity contracts	—	2,758,225	—	2,758,225
Foreign exchange contracts	(106,105)	520,808	—	414,703
Interest rate contracts	—	—	723,986	723,986
Other contracts	—	382,226	—	382,226
Total	(106,105)	3,661,259	723,986	4,279,140

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Forward Foreign Currency Exchange Contracts	501
Futures Contracts	8,786
Swap Contracts	22

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. The Fund can purchase the same security at the current market price and deliver it to the broker

Annual Report 2012	37

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is recorded as interest expense in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Asset and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. As the Fund intends to use the cash proceeds from the short sales to invest in additional long securities, the Fund’s use of short sales in effect “leverages” the Fund. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful. There is also the risk that the broker may fail to honor its contract terms, causing a loss to the Fund. During the year ended May 31, 2012, the Fund did not enter into any short sales.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

38	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of

Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.82% to 0.70% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.82% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $2,183.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts

Annual Report 2012	39

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended May 31, 2012, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.32%
Class B	0.33
Class C	0.32
Class R	0.39
Class W	0.38
Class Z	0.32

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense)

was approximately $13,000 and $30,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $51,439 for Class A, $1,453 for Class B and $1,616 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.38%
Class B	2.13
Class C	2.13
Class I	1.06
Class R	1.63
Class W	1.38
Class Z	1.13

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating

40	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.38%
Class B	2.13
Class C	2.13
Class I	0.93
Class R	1.63
Class W	1.38
Class Z	1.13

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for futures contracts, deferral/reversal of wash sales losses, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses, re-characterization of real estate investment trust (REIT) distributions and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$999,987
Accumulated net realized loss	(999,001)
Paid-in capital	(986)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year ended May 31,
	2012	2011
Ordinary income	$ 125	$ —
Long-term capital gains	50,883	—
Total	$51,008	$ —

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,588,729
Undistributed accumulated long-term gain	—
Accumulated realized loss	(4,268,893)
Unrealized appreciation	3,245,382

At May 31, 2012, the cost of investments for federal income tax purposes was $170,575,802 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$5,955,846
Unrealized depreciation	(2,607,412)
Net unrealized appreciation	3,348,434

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	601,212

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $3,667,681 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $186,726,018 and $132,473,424, respectively, for the year ended May 31, 2012.

Annual Report 2012	41

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 6. Payments by Affiliates

During the year ended May 31, 2012, the Investment Manager reimbursed the Fund $295,784 for a loss on a trading error.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 8. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 36.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 56.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

42	Annual Report 2012

Columbia Absolute Return Multi-Strategy Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 11. Significant Risks

Short Selling Risk

The Fund may make short sales, which involves selling a security the Fund does not own in anticipation that the security’s price will decline. The Fund’s potential losses could exceed those of other mutual funds which hold only long security positions if the value of the securities held long decreases and the value of the securities sold short increases. The Fund’s use of short sales in effect “leverages” the Fund, as the Fund intends to use the cash proceeds from the short sales to invest in additional long securities. Leveraging potentially exposes the Fund to greater risks due to unanticipated market movements, which may magnify losses and increase volatility of returns. There is no assurance that a leveraging strategy will be successful.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	43

Columbia Absolute Return Multi-Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Absolute Return Multi-Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Absolute Return Multi-Strategy Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, and the period from March 31, 2011 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Absolute Return Multi-Strategy Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from March 31, 2011 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

44	Annual Report 2012

Columbia Commodity Strategy Fund

Consolidated Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Money Market Funds 94.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.161%(a)(b)	23,156,891	23,156,891

Total Money Market Funds (Cost: $23,156,891)		23,156,891

Total Investments (Cost: $23,156,891)		23,156,891

Other Assets & Liabilities, Net		1,420,834

Net Assets		24,577,725

Investments in Derivatives

At May 31, 2012, $1,681,227 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Futures Contracts Outstanding at May 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Brent Crude	21	2,130,030	July 2012	—	(210,074)

Cattle Feeder	20	1,568,000	Aug. 2012	38,614	—

Coffee ‘C’	2	120,487	July 2012	—	(13,263)

Copper	19	1,606,687	Dec. 2012	—	(124,536)

Corn	16	444,200	July 2012	—	(62,958)

Corn	33	861,300	Dec. 2012	19,232	—

Cotton No. 2	4	143,100	July 2012	—	(7,239)

Gas Oil	16	1,386,800	July 2012	—	(122,066)

Gasoline RBOB	18	2,058,361	June 2012	—	(167,776)

Gold 100 oz.	16	2,502,720	Aug. 2012	—	(65,582)

Heating Oil	5	577,647	Oct. 2012	—	(53,629)

LME Lead	6	290,062	Nov. 2012	—	(2,140)

LME Nickel	12	1,172,448	Nov. 2012	—	(72,732)

LME Pri Aluminum	10	505,438	Nov. 2012	—	(9,006)

LME Zinc	18	847,238	Nov. 2012	—	(41,256)

Natural Gas	20	484,400	June 2012	—	(71,344)

Natural Gas	31	883,810	Oct. 2012	—	(60,330)

Red Wheat	37	1,407,387	Dec. 2012	31,043	—

Silver	5	693,925	July 2012	—	(100,601)

Soybean	17	1,139,000	July 2012	—	(56,211)

Soybean	19	1,206,738	Nov. 2012	—	(37,756)

Soybean Oil	36	1,086,048	Dec. 2012	—	(102,255)

Sugar #11	38	841,837	Sept. 2012	—	(139,851)

Wheat	1	35,238	Dec. 2012	—	(2,354)

WTI Crude	9	789,120	Oct. 2012	—	(81,083)

Total				88,889	(1,604,042)

Notes to Portfolio of Investments

(a)	The rate shown is the seven-day current annualized yield at May 31, 2012.

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(b)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	58,113,756	(34,956,865)	—	23,156,891	19,191	23,156,891

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by Columbia Management Investment Advisors, LLC (the Investment Manager), along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Money Market Funds	23,156,891	—	—	23,156,891

Total Money Market Funds	23,156,891	—	—	23,156,891

Investments in Securities	23,156,891	—	—	23,156,891

Derivatives

Assets

Futures Contracts	88,889	—	—	88,889

Liabilities

Futures Contracts	(1,604,042)	—	—	(1,604,042)

Total	21,641,738	—	—	21,641,738

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value

Affiliated issuers (identified cost $23,156,891)	$23,156,891

Margin deposits on futures contracts	1,681,227

Receivable for:

Dividends	3,070

Expense reimbursement due from Investment Manager	322

Total assets	24,841,510

Liabilities

Payable for:

Variation margin on futures contracts	207,290

Investment management fees	372

Administration fees	54

Compensation of board members	2,775

Other expenses	53,294

Total liabilities	263,785

Net assets applicable to outstanding capital stock	$24,577,725

Represented by

Paid-in capital	$26,143,261

Excess of distributions over net investment income	(50,383)

Unrealized appreciation (depreciation) on:

Futures contracts	(1,515,153)

Total — representing net assets applicable to outstanding capital stock	$24,577,725

Class I

Net assets	$24,575,607

Shares outstanding	2,890,981

Net asset value per share	$8.50

Class W

Net assets	$2,118

Shares outstanding	250

Net asset value per share	$8.47

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Commodity Strategy Fund

Consolidated Statement of Operations

Year Ended May 31, 2012(a)
Net investment income
Income:
Dividends from affiliates	$19,191

Total income	19,191

Expenses:
Investment management fees	74,158
Distribution fees
Class W	5
Transfer agent fees
Class W	10
Administration fees	10,787
Compensation of board members	6,295
Custodian fees	4,093
Printing and postage fees	33,464
Registration fees	47,727
Professional fees	33,890
Other	7,674

Total expenses	218,103
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(123,362)

Total net expenses	94,741

Net investment loss	(75,550)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Futures contracts	(1,911,987)

Net realized loss	(1,911,987)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	(1,515,153)

Net change in unrealized depreciation	(1,515,153)

Net realized and unrealized loss	(3,427,140)

Net decrease in net assets from operations	$(3,502,690)

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

Year Ended May 31, 2012(a)
Operations

Net investment loss	$(75,550)

Net realized loss	(1,911,987)

Net change in unrealized depreciation	(1,515,153)

Net decrease in net assets resulting from operations	(3,502,690)

Increase in net assets from share transactions	28,080,415

Total increase in net assets	24,577,725

Net assets at beginning of period	—

Net assets at end of period	$24,577,725

Excess of distributions over net investment income	$(50,383)

	Year Ended May 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class I shares

Subscriptions	2,901,244	28,178,089

Redemptions	(10,263)	(100,174)

Net increase	2,890,981	28,077,915

Class W shares

Subscriptions	250	2,500

Net increase	250	2,500

Total net increase	2,891,231	28,080,415

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Commodity Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Class I	Year Ended May 31, 2012(a)
Per share data

Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment loss	(0.04)

Net realized and unrealized loss	(1.46)

Total from investment operations	(1.50)

Net asset value, end of period	$8.50

Total return	(15.00%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.62%(c)

Net expenses after fees waived or expenses reimbursed(d)	0.70%(c)

Net investment loss	(0.56%)(c)

Supplemental data

Net assets, end of period (in thousands)	$24,576

Portfolio turnover	0%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Commodity Strategy Fund

Consolidated Financial Highlights (continued)

Class W	Year Ended May 31, 2012(a)
Per share data

Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment loss	(0.08)

Net realized and unrealized loss	(1.45)

Total from investment operations	(1.53)

Net asset value, end of period	$8.47

Total return	(15.30%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.76%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.15%(c)

Net investment loss	(0.99%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2

Portfolio turnover	0%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Consolidated Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements

May 31, 2012

Note 1. Organization

Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On July 28, 2011, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $10,000,000 in the Fund (999,750 shares for Class I and 250 shares for Class W), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on August 1, 2011.

These financial statements cover the period from July 28, 2011 (commencement of operations) to May 31, 2012.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class I and Class W shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified

14	Annual Report 2012

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2012

date. The Fund bought and sold futures contracts to manage exposure to commodities markets. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity contracts	Net assets — unrealized appreciation on futures contracts	88,889	*

	Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity contracts	Net assets — unrealized depreciation on futures contracts	1,604,042	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the
Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments in the Consolidated Statement of Operations for the period ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity contracts	(1,911,987)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Commodity contracts	(1,515,153)

The following table is a summary of the volume of derivative instruments for the period ended May 31, 2012:

Derivative Instrument	Contracts Opened
Futures Contracts	1,973

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject

Annual Report 2012	15

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2012

to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Basis for Consolidation

CCSF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund’s investment objective and policies as stated in its prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The Investment Manager is responsible for the Subsidiary’s day-to-day business pursuant to a separate investment management services agreement between the Subsidiary and the Investment Manager. At May 31, 2012, the Fund’s investment in the Subsidiary represented $3,520,373 or 14.3% of the net assets of the Fund.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair

Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.55% to 0.44% as the Fund’s net assets increase. The annualized effective management fee rate for the period ended May 31, 2012 was 0.55% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, the subadviser of the Fund. The Investment Manager compensates Threadneedle to manage the investments of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended May 31, 2012 was 0.08% of the Fund’s average daily net assets.

16	Annual Report 2012

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2012

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012, other expenses paid to this company were $995.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the period ended May 31, 2012, the Fund’s annualized effective transfer agent fee rate as a percentage of average daily net assets for Class W was 0.51%

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Consolidated Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class W shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class I	0.70%
Class W	1.15

Under the agreement, the following fees and expenses, are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Annual Report 2012	17

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2012

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to late-year ordinary losses and differing treatment for adjustments in the Subsidiary. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Consolidated Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Consolidated Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$25,167
Accumulated net realized loss	1,911,987
Paid-in capital	(1,937,154)

Net investment income and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.

For the period ended May 31, 2012, there were no distributions.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized losses	(49,470)
Unrealized depreciation	(1,516,066)

At May 31, 2012, the cost of investments for federal income tax purposes was $23,156,891.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat late year ordinary losses of $49,470 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $0, respectively, for the period ended May 31, 2012.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At May 31, 2012, affiliated shareholder accounts owned 100.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012.

18	Annual Report 2012

Columbia Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

May 31, 2012

Note 9. Significant Risks

Commodity — Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. Subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	19

Columbia Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Commodity Strategy Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the financial highlights for the period from July 28, 2011 (commencement of operations) to May 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Columbia Commodity Strategy Fund of the Columbia Funds Series Trust II at May 31, 2012, the consolidated results of its operations, the consolidated changes in its net assets, and the financial highlights for the period from July 28, 2011 (commencement of operations) to May 31, 2012, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

20	Annual Report 2012

Columbia Diversified Equity Income Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.9%
Issuer	Shares	Value ($)

Consumer Discretionary 11.8%
Auto Components 1.1%

Johnson Controls, Inc.	1,089,572	32,839,700

Automobiles 2.0%

Ford Motor Co.(a)	5,716,209	60,363,167

Hotels, Restaurants & Leisure 0.9%

McDonald’s Corp.(a)	307,509	27,472,854

Household Durables 0.4%

Lennar Corp., Class A(a)	392,926	10,722,951

Media 2.6%

Comcast Corp., Class A(a)	566,216	16,369,305

Regal Entertainment Group, Class A(a)	1,118,987	15,386,071

Time Warner, Inc.(a)	282,356	9,732,811

Viacom, Inc., Class B	296,688	14,160,918

Walt Disney Co. (The)	454,480	20,774,281

Total		76,423,386

Multiline Retail 3.3%

Macy’s, Inc.	839,289	31,934,946

Target Corp.	1,117,783	64,730,814

Total		96,665,760

Specialty Retail 1.5%

Home Depot, Inc. (The)(a)	897,715	44,293,258

Total Consumer Discretionary		348,781,076

Consumer Staples 11.3%
Beverages 0.6%

PepsiCo, Inc.(a)	263,100	17,851,335

Food & Staples Retailing 1.4%

Wal-Mart Stores, Inc.(a)	602,809	39,676,888

Food Products 1.8%

Kraft Foods, Inc., Class A	718,724	27,505,568

Sara Lee Corp.	497,805	10,404,125

Unilever NV — NY Shares	511,054	16,026,653

Total		53,936,346

Household Products 2.0%

Kimberly-Clark Corp.(a)	352,067	27,936,517

Procter & Gamble Co. (The)	476,453	29,678,257

Total		57,614,774

Tobacco 5.5%

Altria Group, Inc.	967,435	31,141,733

Lorillard, Inc.	697,419	86,200,988

Philip Morris International, Inc.	538,329	45,494,184

Total		162,836,905

Total Consumer Staples		331,916,248

Common Stocks (continued)
Issuer	Shares	Value ($)

Energy 9.9%
Energy Equipment & Services 1.2%

C&J Energy Services, Inc.(a)(b)	274,784	4,913,138

Halliburton Co.(a)	609,338	18,316,700

McDermott International, Inc.(b)	550,011	5,582,612

National Oilwell Varco, Inc.	93,716	6,255,543

Total		35,067,993

Oil, Gas & Consumable Fuels 8.7%

Anadarko Petroleum Corp.	478,072	29,162,392

Apache Corp.	337,709	27,482,758

Chevron Corp.	507,288	49,871,483

Enbridge, Inc.	537,786	21,204,902

Exxon Mobil Corp.(a)	654,755	51,483,386

Occidental Petroleum Corp.	479,225	37,988,166

Royal Dutch Shell PLC, ADR	311,727	19,383,185

Total SA, ADR	298,252	12,845,713

Williams Companies, Inc. (The)	199,411	6,088,018

Total		255,510,003

Total Energy		290,577,996

Financials 12.2%
Capital Markets 1.2%

Goldman Sachs Group, Inc. (The)	357,631	34,225,287

Commercial Banks 1.0%

Wells Fargo & Co.	916,732	29,381,260

Diversified Financial Services 3.5%

Bank of America Corp.	5,531,492	40,656,466

Citigroup, Inc.	537,302	14,243,876

JPMorgan Chase & Co.	1,491,676	49,449,060

Total		104,349,402

Insurance 6.3%

ACE Ltd.	920,059	66,547,867

Allstate Corp. (The)	630,044	21,383,693

Endurance Specialty Holdings Ltd.(a)	176,359	6,888,583

MetLife, Inc.(a)	524,030	15,306,916

PartnerRe Ltd.	35,226	2,496,467

Travelers Companies, Inc. (The)	234,961	14,682,713

XL Group PLC	2,936,421	59,961,717

Total		187,267,956

Real Estate Investment Trusts (REITs) 0.2%

ProLogis, Inc.(a)	177,651	5,681,279

Total Financials		360,905,184

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 11.8%
Health Care Providers & Services 1.9%

UnitedHealth Group, Inc.	1,008,931	56,268,082

Life Sciences Tools & Services 1.5%

Agilent Technologies, Inc.	569,867	23,170,792

Thermo Fisher Scientific, Inc.	391,314	19,753,531

Total		42,924,323

Pharmaceuticals 8.4%

Bristol-Myers Squibb Co.	1,084,737	36,165,131

Johnson & Johnson(a)	675,305	42,159,291

Merck & Co., Inc.	1,612,376	60,593,090

Novartis AG, ADR	593,420	30,875,643

Pfizer, Inc.	3,585,607	78,417,225

Total		248,210,380

Total Health Care		347,402,785

Industrials 14.3%
Aerospace & Defense 2.6%

Boeing Co. (The)	514,249	35,796,873

Honeywell International, Inc.	284,188	15,817,904

Lockheed Martin Corp.(a)	286,384	23,712,595

Total		75,327,372

Air Freight & Logistics 0.5%

United Parcel Service, Inc., Class B(a)	215,680	16,163,059

Airlines 0.8%

Delta Air Lines, Inc.(b)	774,625	9,372,962

United Continental Holdings, Inc.(a)(b)	609,793	15,348,490

Total		24,721,452

Electrical Equipment 2.7%

ABB Ltd., ADR(a)(b)	621,997	9,833,773

Cooper Industries PLC	740,886	52,232,463

Hubbell, Inc., Class B	216,840	17,113,013

Total		79,179,249

Industrial Conglomerates 3.1%

General Electric Co.	3,160,222	60,328,638

Tyco International Ltd.	579,483	30,805,316

Total		91,133,954

Machinery 3.8%

Caterpillar, Inc.(a)	411,363	36,043,626

Deere & Co.	55,304	4,085,306

Eaton Corp.(a)	483,378	20,620,906

Illinois Tool Works, Inc.	482,068	27,068,118

Parker Hannifin Corp.(a)	305,005	24,931,109

Total		112,749,065

Common Stocks (continued)
Issuer	Shares	Value ($)

Road & Rail 0.8%

Union Pacific Corp.(a)	208,955	23,277,587

Total Industrials		422,551,738

Information Technology 12.3%
Communications Equipment 1.2%

Cisco Systems, Inc.	2,167,793	35,400,060

Computers & Peripherals 1.0%

Apple, Inc.(b)	52,689	30,440,016

Electronic Equipment, Instruments & Components 0.5%

TE Connectivity Ltd.	460,385	14,465,297

IT Services 3.4%

Accenture PLC, Class A	336,913	19,237,732

International Business Machines Corp.(a)	44,722	8,626,874

Mastercard, Inc., Class A	180,338	73,309,201

Total		101,173,807

Semiconductors & Semiconductor Equipment 2.2%

Intel Corp.(a)	1,679,889	43,408,332

Microchip Technology, Inc.(a)	645,280	20,016,585

Total		63,424,917

Software 4.0%

Microsoft Corp.	3,454,027	100,823,048

Oracle Corp.	611,949	16,198,290

Total		117,021,338

Total Information Technology		361,925,435

Materials 1.6%
Chemicals 1.4%

Air Products & Chemicals, Inc.	192,453	15,211,485

Dow Chemical Co. (The)(a)	48,027	1,491,718

EI du Pont de Nemours & Co.	485,711	23,440,413

Total		40,143,616

Metals & Mining 0.2%

Freeport-McMoRan Copper & Gold, Inc.	213,219	6,831,537

Total Materials		46,975,153

Telecommunication Services 6.5%
Diversified Telecommunication Services 5.8%

AT&T, Inc.(a)	2,384,612	81,482,192

CenturyLink, Inc.(a)	880,573	34,536,073

Deutsche Telekom AG, ADR	1,351,389	13,331,452

Verizon Communications, Inc.(a)	711,456	29,625,028

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Windstream Corp.(a)	1,454,013	13,609,561

Total		172,584,306

Wireless Telecommunication Services 0.7%

Vodafone Group PLC, ADR	744,573	19,947,111

Total Telecommunication Services		192,531,417

Utilities 5.2%
Electric Utilities 2.8%

American Electric Power Co., Inc.	435,021	16,752,659

Duke Energy Corp.	547,000	12,023,060

Entergy Corp.(a)	206,200	13,306,086

FirstEnergy Corp.	357,906	16,746,422

NextEra Energy, Inc.(a)	233,451	15,253,688

PPL Corp.	352,379	9,644,613

Total		83,726,528

Independent Power Producers & Energy Traders —%

Calpine Corp.(b)	33,692	566,026

Multi-Utilities 2.4%

Dominion Resources, Inc.	477,253	24,845,791

PG&E Corp.	534,022	23,336,762

Sempra Energy	340,223	22,117,897

Total		70,300,450

Total Utilities		154,593,004

Total Common Stocks (Cost: $2,503,060,735)		2,858,160,036

Convertible Bonds 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.2%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%	6,519,000	4,652,936

Total Convertible Bonds (Cost: $6,519,000)			4,652,936

Equity-Linked Notes 1.3%
Goldman Sachs Group, Inc. (The) Mandatory Exchangeable Notes (linked to common stock of Dow Chemical Co. (The))(c) 10/19/12	0.000%	42,820,031	39,760,413

Total Equity-Linked Notes (Cost: $42,820,031)			39,760,413

Money Market Funds 1.4%
Issuer	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(d)(e)	40,776,449	40,776,449

Total Money Market Funds (Cost: $40,776,449)		40,776,449

Investments of Cash Collateral Received for Securities on Loan 18.5%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 2.1%
Antalis US Funding Corp. 06/07/12	0.310%	9,999,397	9,999,397

Atlantis One 08/01/12	0.662%	9,966,633	9,966,633
09/10/12	0.592%	7,976,400	7,976,400

Kells Funding LLC 06/04/12	0.501%	6,990,764	6,990,764
08/08/12	0.380%	9,990,500	9,990,500

Rheingold Securitization 06/25/12	0.550%	1,999,175	1,999,175

Royal Park Investments Funding Corp. 06/01/12	0.851%	4,996,577	4,996,577

Surrey Funding Corp. 07/25/12	0.310%	4,996,383	4,996,383

Working Capital Management Co., L.P. 06/04/12	0.240%	4,998,900	4,998,900

Total			61,914,729

Certificates of Deposit 8.1%
ABM AMRO Bank N.V. 08/08/12	0.460%	9,988,258	9,988,258

Australia and New Zealand Bank Group, Ltd. 08/07/12	0.650%	10,000,000	10,000,000

Bank of Nova Scotia 07/26/12	0.319%	10,000,000	10,000,000

Branch Banking & Trust Corporation 07/12/12	0.420%	20,000,000	20,000,000

Credit Suisse 08/30/12	0.300%	5,000,000	5,000,000
11/08/12	0.399%	10,000,000	10,000,000

DZ Bank AG 07/27/12	0.320%	10,000,000	10,000,000

Deutsche Bank AG 09/14/12	0.750%	16,000,000	16,000,000

DnB NOR ASA 09/14/12	0.530%	10,000,000	10,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Hong Kong Shanghai Bank Corp., Ltd. 06/01/12	0.250%	10,000,000	10,000,000
06/25/12	0.240%	10,000,000	10,000,000

Mizuho Corporate Bank Ltd. 06/01/12	0.370%	15,000,000	15,000,000

N.V. Bank Nederlandse Gemeenten 06/29/12	0.260%	5,000,000	5,000,000

National Australia Bank 08/16/12	0.339%	5,000,000	5,000,000

National Bank of Canada 11/09/12	0.299%	10,000,000	10,000,000

Natixis 06/05/12	0.250%	10,000,000	10,000,000

Norinchukin Bank 08/21/12	0.390%	5,000,000	5,000,000

Rabobank 10/26/12	0.515%	10,000,000	10,000,000

Sumitomo Mitsui Banking Corp. 07/24/12	0.350%	10,000,000	10,000,000
11/02/12	0.479%	10,000,000	10,000,000

Sumitomo Trust & Banking Co., Ltd. 11/01/12	0.479%	7,000,000	7,000,000

Svenska Handelsbanken 07/26/12	0.590%	10,000,504	10,000,504
08/30/12	0.580%	15,000,000	15,000,000

Union Bank of Switzerland 07/24/12	0.790%	5,000,000	5,000,000

Total			237,988,762

Commercial Paper 3.7%
BTM Capital 06/08/12	0.340%	4,998,867	4,998,867

Bank of New Zealand 11/02/12	0.359%	7,000,000	7,000,000

Caisse d’Amortissement de la Dette Sociale 08/10/12	0.531%	9,978,947	9,978,947

Caisse des Depots 07/16/12	0.421%	2,996,150	2,996,150
08/31/12	0.360%	9,990,800	9,990,800

Development Bank of Singapore Ltd. 08/08/12	0.501%	10,975,097	10,975,097

DnB NOR 07/25/12	0.602%	4,984,833	4,984,833

Erste Abwicklungsanstalt 08/23/12	0.390%	9,989,925	9,989,925

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Mitsubishi UFJ Trust and Banking Corp. 09/04/12	0.441%	4,992,484	4,992,484

Nordea Bank AB 07/24/12	0.627%	14,952,604	14,952,604

Skandinaviska Enskilda Banken AB 07/17/12	0.300%	9,994,667	9,994,667

Suncorp Metway Ltd. 06/04/12	0.450%	4,996,063	4,996,063
07/23/12	0.460%	9,991,950	9,991,950

The Commonwealth Bank of Australia 08/16/12	0.299%	5,000,000	5,000,000

Total			110,842,387

Repurchase Agreements 4.6%
BNP Paribas Securities Corp. dated 05/31/12, matures 06/01/12, repurchase price $31,302,382(f)	0.210%	31,302,199	31,302,199

Goldman Sachs & Co. dated 05/31/12, matures 06/01/12, repurchase price $50,000,292(f)	0.210%	50,000,000	50,000,000

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $5,000,032(f)	0.230%	5,000,000	5,000,000

Societe Generale dated 05/31/12, matures 06/01/12, repurchase price $25,000,146(f)	0.210%	25,000,000	25,000,000

UBS Securities LLC dated 05/31/12, matures 06/01/12, repurchase price $25,000,146(f)	0.210%	25,000,000	25,000,000

Total			136,302,199

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $547,048,077)			547,048,077

Total Investments (Cost: $3,140,224,292)			3,490,397,911

Other Assets & Liabilities, Net			(540,835,909)

Net Assets			2,949,562,002

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $39,760,413 or 1.35% of net assets.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the period ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	151,107,439	637,002,370	(747,333,360)	—	40,776,449	76,478	40,776,449

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.210%)
Ginnie Mae I Pool	28,474,942

Ginnie Mae II Pool	3,453,301

Total market value of collateral securities	31,928,243

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	40,535,012

Ginnie Mae II Pool	10,464,988

Total market value of collateral securities	51,000,000

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,178,597

Freddie Mac Gold Pool	1,132,644

Ginnie Mae II Pool	1,788,759

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Societe Generale (0.210%)
Fannie Mae Pool	14,039,392

Freddie Mac Gold Pool	11,460,608

Total market value of collateral securities	25,500,000

Security Description	Value ($)
UBS Securities LLC (0.210%)
Ginnie Mae I Pool	15,618,812

Ginnie Mae II Pool	9,881,188

Total market value of collateral securities	25,500,000

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Diversified Equity Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	348,781,076	—	—	348,781,076

Consumer Staples	331,916,248	—	—	331,916,248

Energy	290,577,996	—	—	290,577,996

Financials	360,905,184	—	—	360,905,184

Health Care	347,402,785	—	—	347,402,785

Industrials	422,551,738	—	—	422,551,738

Information Technology	361,925,435	—	—	361,925,435

Materials	46,975,153	—	—	46,975,153

Telecommunication Services	192,531,417	—	—	192,531,417

Utilities	154,593,004	—	—	154,593,004

Total Equity Securities	2,858,160,036	—	—	2,858,160,036

Bonds

Convertible Bonds	—	4,652,936	—	4,652,936

Total Bonds	—	4,652,936	—	4,652,936

Other

Equity-Linked Notes	—	39,760,413	—	39,760,413

Money Market Funds	40,776,449	—	—	40,776,449

Investments of Cash Collateral Received for Securities on Loan	—	547,048,077	—	547,048,077

Total Other	40,776,449	586,808,490	—	627,584,939

Total	2,898,936,485	591,461,426	—	3,490,397,911

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Diversified Equity Income Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $2,552,399,766)	$2,902,573,385

Affiliated issuers (identified cost $40,776,449)	40,776,449

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $410,745,878)	410,745,878

Repurchase agreements (identified cost $136,302,199)	136,302,199

Total investments (identified cost $3,140,224,292)	3,490,397,911

Receivable for:

Capital shares sold	668,023

Dividends	9,833,001

Interest	175,913

Reclaims	391,141

Total assets	3,501,465,989

Liabilities

Due upon return of securities on loan	547,048,077

Payable for:

Capital shares purchased	3,857,407

Investment management fees	45,933

Distribution fees	21,739

Transfer agent fees	432,337

Administration fees	4,247

Plan administration fees	61,229

Compensation of board members	179,025

Other expenses	253,993

Total liabilities	551,903,987

Net assets applicable to outstanding capital stock	$2,949,562,002

Represented by

Paid-in capital	$3,418,526,432

Undistributed net investment income	15,041,856

Accumulated net realized loss	(834,175,901)

Unrealized appreciation (depreciation) on:

Investments	350,173,619

Foreign currency translations	(4,004)

Total — representing net assets applicable to outstanding capital stock	$2,949,562,002

* Value of securities on loan	$532,878,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Diversified Equity Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$2,320,418,919

Shares outstanding	237,642,496

Net asset value per share	$9.76

Maximum offering price per share(a)	$10.36

Class B

Net assets	$138,559,689

Shares outstanding	14,156,646

Net asset value per share	$9.79

Class C

Net assets	$55,775,215

Shares outstanding	5,724,740

Net asset value per share	$9.74

Class I

Net assets	$39,849,221

Shares outstanding	4,082,956

Net asset value per share	$9.76

Class R

Net assets	$10,976,375

Shares outstanding	1,129,377

Net asset value per share	$9.72

Class R3

Net assets	$53,738,794

Shares outstanding	5,514,010

Net asset value per share	$9.75

Class R4

Net assets	$202,740,947

Shares outstanding	20,746,459

Net asset value per share	$9.77

Class R5

Net assets	$57,805,263

Shares outstanding	5,914,798

Net asset value per share	$9.77

Class W

Net assets	$3,529

Shares outstanding	361

Net asset value per share	$9.78

Class Z

Net assets	$69,694,050

Shares outstanding	7,141,447

Net asset value per share	$9.76

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Diversified Equity Income Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended September 30, 2011
Net investment income
Income:
Dividends	$67,311,246	$107,296,122
Interest	188,225	250,866
Dividends from affiliates	76,478	192,666
Income from securities lending — net	1,763,418	1,838,228
Foreign taxes withheld	(804,863)	(1,144,373)

Total income	68,534,504	108,433,509

Expenses:
Investment management fees	13,796,950	27,693,306
Distribution fees
Class A	5,077,594	9,333,875
Class B	1,003,096	2,361,615
Class C	393,212	683,048
Class R	38,114	57,984
Class R3	96,658	268,935
Class W	6	9
Transfer agent fees
Class A	4,492,894	7,998,236
Class B	238,777	515,464
Class C	86,692	146,916
Class R	16,357	24,669
Class R3	17,085	52,199
Class R4	64,501	118,322
Class R5	18,939	32,937
Class W	5	7
Class Z	87,417	55,301
Administration fees	1,241,940	2,237,285
Plan administration fees
Class R3	96,658	268,935
Class R4	352,772	594,579
Compensation of board members	30,029	138,277
Custodian fees	14,453	64,203
Printing and postage fees	308,862	302,501
Registration fees	91,892	280,188
Professional fees	76,678	73,215
Other	63,524	249,500

Total expenses	27,705,105	53,551,506
Expense reductions	—	(120)

Total net expenses	27,705,105	53,551,386

Net investment income	40,829,399	54,882,123

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	239,388,817	292,586,787
Foreign currency translations	1,527	4,053
Forward foreign currency exchange contracts	—	(63,557)

Net realized gain	239,390,344	292,527,283
Net change in unrealized appreciation (depreciation) on:
Investments	316,748,933	(476,903,432)
Foreign currency translations	(4,004)	—

Net change in unrealized appreciation (depreciation)	316,744,929	(476,903,432)

Net realized and unrealized gain (loss)	556,135,273	(184,376,149)

Net change in net assets resulting from operations	$596,964,672	$(129,494,026)

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended September 30, 2011	Year Ended September 30, 2010(b)
Operations

Net investment income	$40,829,399	$54,882,123	$59,947,451

Net realized gain (loss)	239,390,344	292,527,283	(72,030,584)

Net change in unrealized appreciation (depreciation)	316,744,929	(476,903,432)	451,887,217

Net increase (decrease) in net assets resulting from operations	596,964,672	(129,494,026)	439,804,084

Distributions to shareholders:

Net investment income
Class A	(23,670,902)	(46,513,138)	(49,470,218)
Class B	(582,767)	(988,039)	(2,005,454)
Class C	(243,324)	(324,080)	(450,671)
Class I	(473,638)	(2,470,472)	(3,946,066)
Class R	(78,149)	(118,643)	(96,765)
Class R3	(403,776)	(1,186,599)	(1,349,112)
Class R4	(1,777,960)	(3,423,364)	(3,268,322)
Class R5	(634,753)	(1,153,088)	(1,037,365)
Class W	(29)	(45)	(45)
Class Z	(640,191)	(573,511)	—

Total distributions to shareholders	(28,505,489)	(56,750,979)	(61,624,018)

Increase (decrease) in net assets from share transactions	(1,461,455,728)	(405,281,228)	(492,963,977)

Total decrease in net assets	(892,996,545)	(591,526,233)	(114,783,911)

Net assets at beginning of year	3,842,558,547	4,434,084,780	4,548,868,691

Net assets at end of year	$2,949,562,002	$3,842,558,547	$4,434,084,780

Undistributed net investment income	$15,041,856	$ 2,597,713	$5,393,819

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended September 30, 2011		Year Ended September 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	20,155,873	197,028,464	76,687,457	762,163,203	79,292,372	693,585,724

Distributions reinvested	2,333,565	22,710,843	4,465,103	43,546,430	5,319,074	47,091,460

Redemptions	(159,653,240)	(1,574,046,111)	(95,741,801)	(953,730,518)	(118,454,572)	(1,037,361,815)

Net decrease	(137,163,802)	(1,354,306,804)	(14,589,241)	(148,020,885)	(33,843,126)	(296,684,631)

Class B shares

Subscriptions	158,464	1,575,455	358,803	3,618,135	1,726,446	15,169,381

Distributions reinvested	58,611	567,408	94,871	949,507	220,806	1,945,255

Redemptions(c)	(2,695,081)	(26,429,982)	(11,040,790)	(112,769,395)	(20,071,457)	(175,204,982)

Net decrease	(2,478,006)	(24,287,119)	(10,587,116)	(108,201,753)	(18,124,205)	(158,090,346)

Class C shares

Subscriptions	399,411	3,914,282	705,964	7,099,884	774,142	6,772,588

Distributions reinvested	24,046	232,022	30,717	300,510	48,255	424,610

Redemptions	(1,061,608)	(10,387,681)	(1,747,688)	(17,341,575)	(2,167,626)	(18,869,531)

Net decrease	(638,151)	(6,241,377)	(1,011,007)	(9,941,181)	(1,345,229)	(11,672,333)

Class I shares

Subscriptions	14,155	134,835	839,727	8,661,328	1,125,600	9,949,562

Distributions reinvested	49,022	473,554	250,180	2,470,332	445,804	3,945,934

Redemptions	(5,252,819)	(48,446,681)	(15,430,797)	(156,637,289)	(3,495,683)	(30,976,747)

Net decrease	(5,189,642)	(47,838,292)	(14,340,890)	(145,505,629)	(1,924,279)	(17,081,251)

Class R shares

Subscriptions	176,449	1,725,706	311,076	3,158,955	455,238	3,974,391

Distributions reinvested	8,087	78,130	12,207	118,624	10,959	96,765

Redemptions	(245,436)	(2,406,940)	(301,074)	(3,031,143)	(297,072)	(2,580,086)

Net increase (decrease)	(60,900)	(603,104)	22,209	246,436	169,125	1,491,070

Class R3 shares

Subscriptions	1,430,147	13,917,736	4,164,126	41,861,715	4,714,706	41,194,081

Distributions reinvested	41,510	403,751	119,578	1,186,471	152,706	1,348,993

Redemptions	(2,256,433)	(22,147,502)	(9,472,542)	(92,325,458)	(6,665,434)	(58,039,611)

Net decrease	(784,776)	(7,826,015)	(5,188,838)	(49,277,272)	(1,798,022)	(15,496,537)

Class R4 shares

Subscriptions	2,122,940	20,815,331	4,692,239	46,792,493	4,516,848	39,427,849

Distributions reinvested	168,095	1,640,293	326,681	3,193,901	346,141	3,067,365

Redemptions	(3,752,468)	(37,171,131)	(6,911,453)	(69,213,089)	(4,569,315)	(40,062,488)

Net increase (decrease)	(1,461,433)	(14,715,507)	(1,892,533)	(19,226,695)	293,674	2,432,726

Class R5 shares

Subscriptions	588,023	5,799,446	1,208,659	12,088,148	1,240,016	10,824,692

Distributions reinvested	64,902	633,942	117,384	1,143,255	115,308	1,022,462

Redemptions	(1,525,687)	(15,229,968)	(1,197,107)	(11,925,924)	(1,112,112)	(9,712,329)

Net increase (decrease)	(872,762)	(8,796,580)	128,936	1,305,479	243,212	2,134,825

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Diversified Equity Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended September 30, 2011		Year Ended September 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	1,857,957	18,104,877	7,459,113	79,450,030	277	2,500

Distributions reinvested	62,415	609,289	58,400	546,595	—	—

Redemptions	(1,609,325)	(15,555,096)	(687,390)	(6,656,353)	—	—

Net increase	311,047	3,159,070	6,830,123	73,340,272	277	2,500

Total net decrease	(148,338,425)	(1,461,455,728)	(40,628,357)	(405,281,228)	(56,328,573)	(492,963,977)

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from prior years have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Diversified Equity Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,		Year Ended September 30,
Class A	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.53		$9.03	$8.31	$9.31	$14.34	$13.10

Income from investment operations:

Net investment income	0.11		0.12	0.12	0.16	0.17	0.18

Net realized and unrealized gain (loss)	1.20		(0.49)	0.72	(1.02)	(3.44)	2.41

Total from investment operations	1.31		(0.37)	0.84	(0.86)	(3.27)	2.59

Less distributions to shareholders:

Net investment income	(0.08)		(0.13)	(0.12)	(0.14)	(0.17)	(0.18)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.08)		(0.13)	(0.12)	(0.14)	(1.76)	(1.35)

Net asset value, end of period	$9.76		$8.53	$9.03	$8.31	$9.31	$14.34

Total return	15.31%		(4.32%)	10.18%	(8.91%)	(25.05%)	20.98%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.10%	(c)	1.13%	1.12%	0.99%	1.08%	1.00%

Net expenses after fees waived or expenses reimbursed(d)	1.10%	(c)	1.13%(e)	1.12%	0.99%	1.08%	1.00%

Net investment income	1.66%	(c)	1.20%(e)	1.36%	2.21%	1.49%	1.34%

Supplemental data

Net assets, end of period (in thousands)	$2,320,419		$3,197,508	$3,516,017	$3,516,948	$4,504,418	$6,501,874

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class B	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.56		$9.05	$8.33	$9.32	$14.35	$13.11

Income from investment operations:

Net investment income	0.06		0.04	0.05	0.10	0.08	0.08

Net realized and unrealized gain (loss)	1.21		(0.49)	0.72	(1.00)	(3.45)	2.40

Total from investment operations	1.27		(0.45)	0.77	(0.90)	(3.37)	2.48

Less distributions to shareholders:

Net investment income	(0.04)		(0.04)	(0.05)	(0.09)	(0.07)	(0.07)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.04)		(0.04)	(0.05)	(0.09)	(1.66)	(1.24)

Net asset value, end of period	$9.79		$8.56	$9.05	$8.33	$9.32	$14.35

Total return	14.82%		(5.01%)	9.26%	(9.53%)	(25.66%)	20.04%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.87%	(c)	1.88%	1.89%	1.76%	1.84%	1.76%

Net expenses after fees waived or expenses reimbursed(d)	1.87%	(c)	1.88%(e)	1.89%	1.76%	1.84%	1.76%

Net investment income	0.93%	(c)	0.43%(e)	0.58%	1.49%	0.71%	0.57%

Supplemental data

Net assets, end of period (in thousands)	$138,560		$142,429	$246,456	$377,652	$633,360	$1,113,206

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class C	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.52		$9.02	$8.30	$9.30	$14.32	$13.09

Income from investment operations:

Net investment income	0.06		0.04	0.05	0.10	0.09	0.08

Net realized and unrealized gain (loss)	1.20		(0.49)	0.73	(1.01)	(3.44)	2.40

Total from investment operations	1.26		(0.45)	0.78	(0.91)	(3.35)	2.48

Less distributions to shareholders:

Net investment income	(0.04)		(0.05)	(0.06)	(0.09)	(0.08)	(0.08)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.04)		(0.05)	(0.06)	(0.09)	(1.67)	(1.25)

Net asset value, end of period	$9.74		$8.52	$9.02	$8.30	$9.30	$14.32

Total return	14.80%		(5.07%)	9.37%	(9.61%)	(25.60%)	20.04%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.85%	(c)	1.88%	1.88%	1.75%	1.83%	1.76%

Net expenses after fees waived or expenses reimbursed(d)	1.85%	(c)	1.88%(e)	1.88%	1.75%	1.83%	1.76%

Net investment income	0.95%	(c)	0.44%(e)	0.60%	1.46%	0.75%	0.58%

Supplemental data

Net assets, end of period (in thousands)	$55,775		$54,238	$66,505	$72,372	$93,321	$113,516

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class I	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.52		$9.02	$8.30	$9.30	$14.33	$13.09

Income from investment operations:

Net investment income	0.14		0.16	0.16	0.19	0.22	0.23

Net realized and unrealized gain (loss)	1.20		(0.49)	0.72	(1.01)	(3.45)	2.41

Total from investment operations	1.34		(0.33)	0.88	(0.82)	(3.23)	2.64

Less distributions to shareholders:

Net investment income	(0.10)		(0.17)	(0.16)	(0.18)	(0.21)	(0.23)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.10)		(0.17)	(0.16)	(0.18)	(1.80)	(1.40)

Net asset value, end of period	$9.76		$8.52	$9.02	$8.30	$9.30	$14.33

Total return	15.76%		(3.88%)	10.69%	(8.47%)	(24.75%)	21.44%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.63%	(c)	0.67%	0.67%	0.50%	0.67%	0.62%

Net expenses after fees waived or expenses reimbursed(d)	0.63%	(c)	0.67%	0.67%	0.50%	0.67%	0.62%

Net investment income	2.13%	(c)	1.63%	1.82%	2.69%	1.98%	1.72%

Supplemental data

Net assets, end of period (in thousands)	$39,849		$79,024	$213,083	$212,064	$189,997	$131,742

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.50		$8.99	$8.28	$9.28	$14.33	$14.03

Income from investment operations:

Net investment income	0.09		0.09	0.09	0.13	0.14	0.11

Net realized and unrealized gain (loss)	1.20		(0.48)	0.72	(1.01)	(3.45)	1.52

Total from investment operations	1.29		(0.39)	0.81	(0.88)	(3.31)	1.63

Less distributions to shareholders:

Net investment income	(0.07)		(0.10)	(0.10)	(0.12)	(0.15)	(0.16)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.07)		(0.10)	(0.10)	(0.12)	(1.74)	(1.33)

Net asset value, end of period	$9.72		$8.50	$8.99	$8.28	$9.28	$14.33

Total return	15.14%		(4.46%)	9.76%	(9.20%)	(25.36%)	12.74%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.35%	(d)	1.38%	1.46%	1.30%	1.46%	1.43%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.35%	(d)	1.38%(f)	1.46%	1.30%	1.46%	1.43%(d)

Net investment income	1.46%	(d)	0.95%(f)	1.03%	1.86%	1.33%	1.03%(d)

Supplemental data

Net assets, end of period (in thousands)	$10,976		$10,114	$10,506	$8,271	$7,728	$30

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R3	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.51		$9.02	$8.30	$9.30	$14.33	$14.03

Income from investment operations:

Net investment income	0.11		0.11	0.11	0.15	0.16	0.13

Net realized and unrealized gain (loss)	1.20		(0.50)	0.72	(1.01)	(3.45)	1.54

Total from investment operations	1.31		(0.39)	0.83	(0.86)	(3.29)	1.67

Less distributions to shareholders:

Net investment income	(0.07)		(0.12)	(0.11)	(0.14)	(0.15)	(0.20)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.07)		(0.12)	(0.11)	(0.14)	(1.74)	(1.37)

Net asset value, end of period	$9.75		$8.51	$9.02	$8.30	$9.30	$14.33

Total return	15.37%		(4.52%)	10.09%	(8.95%)	(25.17%)	13.02%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.18%	(d)	1.21%	1.22%	1.05%	1.23%	1.32%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.18%	(d)	1.21%	1.22%	1.05%	1.23%	1.32%(d)

Net investment income	1.63%	(d)	1.06%	1.26%	2.13%	1.37%	1.35%(d)

Supplemental data

Net assets, end of period (in thousands)	$53,739		$53,617	$103,577	$110,248	$108,543	$118,360

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R4	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.53		$9.04	$8.32	$9.31	$14.35	$13.11

Income from investment operations:

Net investment income	0.12		0.14	0.13	0.17	0.19	0.20

Net realized and unrealized gain (loss)	1.20		(0.50)	0.73	(1.00)	(3.46)	2.41

Total from investment operations	1.32		(0.36)	0.86	(0.83)	(3.27)	2.61

Less distributions to shareholders:

Net investment income	(0.08)		(0.15)	(0.14)	(0.16)	(0.18)	(0.20)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.08)		(0.15)	(0.14)	(0.16)	(1.77)	(1.37)

Net asset value, end of period	$9.77		$8.53	$9.04	$8.32	$9.31	$14.35

Total return	15.51%		(4.23%)	10.34%	(8.57%)	(24.98%)	21.10%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.93%	(c)	0.97%	0.97%	0.80%	0.98%	0.91%

Net expenses after fees waived or expenses reimbursed(d)	0.93%	(c)	0.97%	0.97%	0.75%	0.94%	0.89%

Net investment income	1.87%	(c)	1.36%	1.52%	2.42%	1.66%	1.46%

Supplemental data

Net assets, end of period (in thousands)	$202,741		$189,510	$217,779	$197,977	$182,738	$209,638

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R5	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.53		$9.03	$8.31	$9.31	$14.35	$14.03

Income from investment operations:

Net investment income	0.14		0.16	0.15	0.18	0.23	0.18

Net realized and unrealized gain (loss)	1.20		(0.49)	0.73	(1.00)	(3.47)	1.54

Total from investment operations	1.34		(0.33)	0.88	(0.82)	(3.24)	1.72

Less distributions to shareholders:

Net investment income	(0.10)		(0.17)	(0.16)	(0.18)	(0.21)	(0.23)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.10)		(0.17)	(0.16)	(0.18)	(1.80)	(1.40)

Net asset value, end of period	$9.77		$8.53	$9.03	$8.31	$9.31	$14.35

Total return	15.65%		(3.87%)	10.62%	(8.51%)	(24.83%)	13.41%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.68%	(d)	0.72%	0.72%	0.55%	0.70%	0.73%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.68%	(d)	0.72%	0.72%	0.55%	0.70%	0.73%	(d)

Net investment income	2.11%	(d)	1.62%	1.77%	2.62%	2.07%	1.63%	(d)

Supplemental data

Net assets, end of period (in thousands)	$57,805		$57,903	$60,156	$53,334	$45,589	$9,909

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class W	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.55		$9.04	$8.32	$9.32	$14.35	$13.86

Income from investment operations:

Net investment income	0.11		0.12	0.12	0.16	0.17	0.14

Net realized and unrealized gain (loss)	1.20		(0.48)	0.72	(1.01)	(3.45)	1.70

Total from investment operations	1.31		(0.36)	0.84	(0.85)	(3.28)	1.84

Less distributions to shareholders:

Net investment income	(0.08)		(0.13)	(0.12)	(0.15)	(0.16)	(0.18)

Net realized gains	—		—	—	—	(1.32)	(1.17)

Tax return of capital	—		—	—	—	(0.27)	—

Total distributions to shareholders	(0.08)		(0.13)	(0.12)	(0.15)	(1.75)	(1.35)

Net asset value, end of period	$9.78		$8.55	$9.04	$8.32	$9.32	$14.35

Total return	15.32%		(4.20%)	10.18%	(8.85%)	(25.07%)	14.40%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.08%	(d)	1.10%	1.09%	0.91%	1.12%	1.05%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.08%	(d)	1.10%	1.09%	0.91%	1.12%	1.05%	(d)

Net investment income	1.73%	(d)	1.23%	1.40%	2.28%	1.45%	1.29%	(d)

Supplemental data

Net assets, end of period (in thousands)	$4		$3	$3	$3	$3	$5

Portfolio turnover	16%		36%	34%	38%	31%	31%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 1, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Diversified Equity Income Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended September 30,
Class Z	2012(a)	2011	2010(b)
Per share data

Net asset value, beginning of period	$8.52	$9.03	$9.02

Income from investment operations:

Net investment income	0.13	0.17	0.01

Net realized and unrealized gain (loss)	1.20	(0.52)	—

Total from investment operations	1.33	(0.35)	0.01

Less distributions to shareholders:

Net investment income	(0.09)	(0.16)	—

Total distributions to shareholders	(0.09)	(0.16)	—

Net asset value, end of period	$9.76	$8.52	$9.03

Total return	15.62%	(4.06%)	0.11%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.82%(d)	0.87%	1.02%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.82%(d)	0.87%(f)	1.02%(d)

Net investment income	2.00%(d)	1.77%(f)	9.89%(d)

Supplemental data

Net assets, end of period (in thousands)	$69,694	$58,213	$3

Portfolio turnover	16%	36%	34%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Diversified Equity Income Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Diversified Equity Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally

Annual Report 2012	31

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund may invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

32	Annual Report 2012

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At May 31, 2012, the Fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the period ended May 31, 2012 and the year ended September 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	May 31, 2012	September 30, 2011
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	—	(63,557)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	May 31, 2012	September 30, 2011
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	—	—
The following table is a summary of the volume of derivative instruments for the period ended May 31, 2012 and the year ended September 30, 2011
	May 31, 2012	September 30, 2011
	Contracts Opened	Contracts Opened
Forward foreign currency exchange contracts	—	8

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the

Annual Report 2012	33

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. For the period ended May 31, 2012, the annualized effective management fee rate was 0.56% of the Fund’s average daily net assets. Prior to July 1, 2011, the rates were an annual fee that declined from 0.600% to 0.375% as assets increased. Also prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. The maximum adjustment was 0.12% per year. If the

34	Annual Report 2012

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $1,858,058 for the year ended September 30, 2011. For the year ended September 30, 2011, the effective management fee rate was 0.60% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA, which has since been eliminated.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended September 30, 2011, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended September 30, 2011, other expenses paid to this company were $10,353 and $24,807, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

The Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended September 30, 2011
Class A	0.22%	0.21%
Class B	0.24	0.22
Class C	0.22	0.22
Class R	0.21	0.21
Class R3	0.04	0.05
Class R4	0.05	0.05
Class R5	0.04	0.05
Class W	0.22	0.21
Class Z	0.19	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $120.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to

Annual Report 2012	35

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $10,849,000 and $732,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $927,267 for Class A, $56,520 for Class B and $1,923 for Class C shares for the period ended May 31, 2012, and $1,838,296 for Class A, $152,538 for Class B and $4,075 for Class C shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 20, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through September 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.83
Class C	1.83
Class I	0.68
Class R	1.33
Class R3	1.23
Class R4	0.98
Class R5	0.73
Class W	1.08
Class Z	0.83

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, post-October capital losses, and re-characterization of real estate investment trust (REIT) distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$120,233
Accumulated net realized loss	(95,377,636)
Paid-in capital	95,257,403

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

36	Annual Report 2012

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Ordinary income	$28,505,489	$56,750,979	$61,624,018

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$15,215,913
Undistributed accumulated long-term gain	—
Accumulated realized loss	(809,182,089)
Unrealized appreciation	325,001,746

At May 31, 2012, the cost of investments for federal income tax purposes was $3,165,218,105 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$455,226,325
Unrealized depreciation	(130,046,519)
Net unrealized app/depreciation	$325,179,806

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	(790,622,632)

For the year ended May 31, 2012, $139,655,930 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $18,559,457 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $560,278,160 and $1,904,675,930, respectively, for the period ended May 31, 2012.

Note 6. Redemption-in-Kind

Sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the period ended May 31, 2012, securities and other assets with a value of $587,870,955 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $95,257,403, which is not taxable to remaining shareholders in the Fund.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Annual Report 2012	37

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $532,878,100 were on loan, secured by cash collateral of $547,048,077 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 25.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012 and the year ended September 30, 2011.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of

38	Annual Report 2012

Columbia Diversified Equity Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	39

Columbia Diversified Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Diversified Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Diversified Equity Income Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Diversified Equity Income Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

40	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 90.5%
Issuer	Shares	Value ($)

Consumer Discretionary 7.9%
Automobiles 0.1%

Ford Motor Co.(a)	254,222	2,684,583

Distributors 0.6%

Genuine Parts Co.(a)	387,035	24,383,205

Hotels, Restaurants & Leisure 1.2%

Carnival Corp.	374,091	12,004,580

McDonald’s Corp.	380,876	34,027,462

Total		46,032,042

Household Durables 0.8%

Leggett & Platt, Inc.(a)	1,157,201	24,058,209

Whirlpool Corp.	131,238	8,121,007

Total		32,179,216

Media 3.1%

Cinemark Holdings, Inc.(a)	1,253,044	28,895,195

Gannett Co., Inc.(a)	940,050	12,277,053

National CineMedia, Inc.(a)	1,858,147	25,066,403

Pearson PLC, ADR(a)	773,850	13,704,883

Regal Entertainment Group, Class A(a)	2,925,097	40,220,084

Total		120,163,618

Specialty Retail 2.1%

Foot Locker, Inc.	917,962	29,136,114

Limited Brands, Inc.(a)	783,300	34,747,188

RadioShack Corp.(a)	3,763,922	17,464,598

Total		81,347,900

Total Consumer Discretionary		306,790,564

Consumer Staples 12.7%
Beverages 1.7%

Coca-Cola Co. (The)	435,222	32,524,140

Diageo PLC, ADR	148,977	14,203,467

PepsiCo, Inc.(a)	287,818	19,528,452

Total		66,256,059

Food Products 2.7%

B&G Foods, Inc.(a)	1,452,739	34,981,955

ConAgra Foods, Inc.	609,906	15,339,136

Kraft Foods, Inc., Class A	560,351	21,444,633

Sara Lee Corp.	737,033	15,403,989

Unilever NV — NY Shares	565,161	17,723,449

Total		104,893,162

Household Products 2.1%

Kimberly-Clark Corp.(a)	384,617	30,519,359

Procter & Gamble Co. (The)	567,159	35,328,334

Common Stocks (continued)
Issuer	Shares	Value ($)

Reckitt Benckiser Group PLC	345,415	18,334,260

Total		84,181,953

Tobacco 6.2%

Altria Group, Inc.(a)	973,017	31,321,417

Lorillard, Inc.(a)	865,257	106,945,765

Philip Morris International, Inc.	987,785	83,477,711

Reynolds American, Inc.(a)	474,098	19,836,260

Total		241,581,153

Total Consumer Staples		496,912,327

Energy 9.2%
Energy Equipment & Services 0.5%

Diamond Offshore Drilling, Inc.(a)	304,939	17,741,351

Oil, Gas & Consumable Fuels 8.7%

Chevron Corp.	690,517	67,884,726

Enbridge Energy Management LLC(b)	57,216	36

Enbridge, Inc.(a)	2,219,909	87,531,012

Kinder Morgan Management LLC(b)	2,471	2

Newfield Exploration Co.(c)	1	30

Occidental Petroleum Corp.	217,077	17,207,694

Royal Dutch Shell PLC, ADR	1,616,589	100,519,504

Ship Finance International Ltd.(a)	595,176	9,219,276

Spectra Energy Corp.	749,442	21,516,480

TransCanada Corp.	451,868	18,490,438

Williams Companies, Inc. (The)(a)	565,321	17,259,250

Total		339,628,448

Total Energy		357,369,799

Financials 10.5%
Capital Markets 0.4%

New Mountain Finance Corp.(a)(d)	1,068,132	15,167,474

Commercial Banks 4.8%

Bank of Montreal	633,516	33,817,084

M&T Bank Corp.(a)	331,727	26,976,040

National Australia Bank Ltd.	310,434	6,789,767

Toronto-Dominion Bank (The)	335,900	25,652,683

U.S. Bancorp	1,582,191	49,221,962

Wells Fargo & Co.	1,436,591	46,042,741

Total		188,500,277

Diversified Financial Services 2.1%

Bank of America Corp.	2,622,739	19,277,132

JPMorgan Chase & Co.	1,883,685	62,444,158

Total		81,721,290

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Insurance 2.4%

Allstate Corp. (The)	586,614	19,909,679

Kemper Corp.	376,120	11,016,555

Marsh & McLennan Companies, Inc.	314,938	10,071,717

PartnerRe Ltd.	137,982	9,778,785

XL Group PLC	1,997,384	40,786,581

Total		91,563,317

Real Estate Investment Trusts (REITs) 0.6%

Weyerhaeuser Co.(a)	1,221,621	24,322,474

Thrifts & Mortgage Finance 0.2%

Capitol Federal Financial, Inc.	622,637	7,253,721

Total Financials		408,528,553

Health Care 10.9%
Health Care Equipment & Supplies 0.5%

Medtronic, Inc.	561,696	20,692,881

Pharmaceuticals 10.4%

Abbott Laboratories(a)	487,656	30,132,264

Bristol-Myers Squibb Co.	1,055,668	35,195,971

Eli Lilly & Co.	863,588	35,363,929

GlaxoSmithKline PLC, ADR	921,793	40,660,289

Johnson & Johnson(a)	857,491	53,533,163

Merck & Co., Inc.	2,109,617	79,279,407

Novartis AG, ADR	440,370	22,912,451

Pfizer, Inc.	4,918,560	107,568,907

Total		404,646,381

Total Health Care		425,339,262

Industrials 9.3%
Aerospace & Defense 1.4%

Honeywell International, Inc.	500,029	27,831,614

Lockheed Martin Corp.(a)	350,957	29,059,240

Total		56,890,854

Commercial Services & Supplies 1.8%

Deluxe Corp.(a)	818,552	18,924,922

Pitney Bowes, Inc.(a)	1,546,090	21,088,667

RR Donnelley & Sons Co.(a)	865,604	9,313,899

Waste Management, Inc.(a)	656,756	21,305,165

Total		70,632,653

Electrical Equipment 1.1%

Hubbell, Inc., Class B	538,128	42,469,062

Industrial Conglomerates 3.0%

General Electric Co.	6,146,110	117,329,240

Common Stocks (continued)
Issuer	Shares	Value ($)

Machinery 1.6%

Eaton Corp.	544,248	23,217,620

Harsco Corp.(a)	786,933	15,817,353

Illinois Tool Works, Inc.	393,198	22,078,068

Total		61,113,041

Trading Companies & Distributors 0.4%

Fly Leasing Ltd., ADR(a)	1,158,742	14,183,002

Total Industrials		362,617,852

Information Technology 7.2%
Computers & Peripherals 0.8%

Apple, Inc.(c)	27,954	16,149,864

Diebold, Inc.	363,890	13,467,569

Total		29,617,433

IT Services 0.2%

Paychex, Inc.	314,661	9,430,390

Semiconductors & Semiconductor Equipment 4.5%

Analog Devices, Inc.	540,081	19,642,746

Intel Corp.(a)	2,501,569	64,640,543

Maxim Integrated Products, Inc.	1,200,889	30,214,367

Microchip Technology, Inc.(a)	1,367,738	42,427,233

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,333,891	18,314,323

Total		175,239,212

Software 1.7%

Microsoft Corp.	2,218,756	64,765,488

Total Information Technology		279,052,523

Materials 5.1%
Chemicals 2.1%

Air Products & Chemicals, Inc.	229,394	18,131,302

Dow Chemical Co. (The)	59,889	1,860,152

Eastman Chemical Co.	104,016	4,842,985

EI du Pont de Nemours & Co.	762,627	36,804,379

Olin Corp.(a)	1,147,621	21,999,895

Total		83,638,713

Containers & Packaging 0.8%

Packaging Corp. of America	1,220,400	32,743,332

Metals & Mining 1.0%

Freeport-McMoRan Copper & Gold, Inc.	369,412	11,835,960

Nucor Corp.(a)	754,406	26,977,559

Total		38,813,519

Paper & Forest Products 1.2%

International Paper Co.(a)	883,362	25,794,170

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

MeadWestvaco Corp.	705,638	19,405,045

Total		45,199,215

Total Materials		200,394,779

Telecommunication Services 8.1%
Diversified Telecommunication Services 7.5%

AT&T, Inc.(a)	2,313,410	79,049,220

BCE, Inc.	771,453	30,773,260

BT Group PLC	4,079,766	12,971,599

CenturyLink, Inc.(a)	1,736,508	68,105,844

Deutsche Telekom AG, ADR(a)	1,142,414	11,269,914

Telefonica SA, ADR(a)	861,153	9,532,964

Telefonos de Mexico SAB de CV(a)	14,482,440	10,334,364

Telstra Corp., Ltd.	3,549,238	12,279,548

Verizon Communications, Inc.(a)	900,888	37,512,976

Vivendi SA(a)	1,175,828	18,988,089

Total		290,817,778

Wireless Telecommunication Services 0.6%

Vodafone Group PLC, ADR	891,702	23,888,697

Total Telecommunication Services		314,706,475

Utilities 9.6%
Electric Utilities 5.0%

American Electric Power Co., Inc.	727,079	27,999,812

Duke Energy Corp.(a)	1,227,489	26,980,208

Edison International	324,412	14,585,564

Northeast Utilities	196,798	7,086,696

Pepco Holdings, Inc.(a)	773,129	14,735,839

Pinnacle West Capital Corp.	319,141	15,759,183

PPL Corp.(a)	588,295	16,101,634

Progress Energy, Inc.	430,365	23,592,609

Southern Co. (The)	554,632	25,463,155

UIL Holdings Corp.(a)	148,397	5,017,303

Xcel Energy, Inc.	587,898	16,472,902

Total		193,794,905

Multi-Utilities 4.6%

Ameren Corp.	434,685	14,044,672

CH Energy Group, Inc.(a)	123,044	8,075,378

Consolidated Edison, Inc.	328,700	19,840,332

Dominion Resources, Inc.	272,596	14,191,348

DTE Energy Co.	277,741	15,784,021

National Grid PLC	1,833,532	18,367,958

NiSource, Inc.(a)	422,413	10,598,342

PG&E Corp.	605,596	26,464,545

Common Stocks (continued)
Issuer	Shares	Value ($)

Public Service Enterprise Group, Inc.	335,289	10,457,664

SCANA Corp.(a)	223,130	10,475,954

Sempra Energy	337,687	21,953,032

TECO Energy, Inc.	576,001	10,022,417

Total		180,275,663

Total Utilities		374,070,568

Total Common Stocks (Cost: $3,481,387,770)		3,525,782,702

Convertible Preferred Stocks 0.4%
Consumer Discretionary 0.1%
Automobiles 0.1%

General Motors Co., 4.750%(a)	136,513	5,025,385

Total Consumer Discretionary		5,025,385

Financials 0.3%
Insurance 0.3%

MetLife, Inc., 5.000%(a)	207,300	12,180,927

Total Financials		12,180,927

Total Convertible Preferred Stocks (Cost: $23,170,922)		17,206,312

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%	3,024,000	2,158,380

Total Convertible Bonds (Cost: $3,024,000)			2,158,380

Equity-Linked Notes 6.4%
Deutsche Bank AG(e) Mandatory Exchangeable Notes
(linked to common stock of Caterpillar, Inc.) 08/03/12	5.380%	48,500	4,219,548

(linked to common stock of Eastman Chemical Co.) 08/03/12	4.930%	523,000	24,116,576

(linked to common stock of Ford Motor Co.) 08/03/12	7.320%	1,202,000	12,671,484

(linked to common stock of The Buckle, Inc.) 08/03/12	6.130%	154,000	6,061,440

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Equity-Linked Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)/ Shares	Value ($)

Goldman Sachs Group, Inc. (The) Mandatory Exchangeable Notes
(linked to common stock of Apple, Inc.) 06/29/12	5.550%	38,076	18,083,157

Goldman Sachs Group, Inc. (The)(e) Mandatory Exchangeable Notes
(linked to common stock of Caterpillar, Inc.) 06/26/12	7.850%	88,790	7,880,528

(linked to common stock of Ford Motor Co.) 08/27/12	7.000%	629,330	6,680,395

(linked to common stock of Freeport-McMoRan Copper & Gold Inc.) 10/31/12	12.250%	218,360	7,115,029

(linked to common stock of Juniper Networks, Inc.) 06/26/12	13.100%	415,369	7,316,667

(linked to common stock of The Dow Eastman Chemical Co.) 10/24/12	3.500%	2,144,700	68,907,173

JPMorgan Chase & Co.(e) Mandatory Exchangeable Notes
(linked to common stock of Bank of America Corp.) 06/29/12	17.000%	1,561,890	9,590,005

(linked to common stock of Citigroup, Inc.) 06/29/12	14.550%	313,606	8,357,600

(linked to common stock of Halliburton Co.) 06/29/12	8.630%	889,416	26,869,257

(linked to common stock of Morgan Stanley) 06/29/12	19.700%	548,047	7,426,037

(linked to common stock of Occidental Petroleum Corp.) 06/29/12	7.900%	414,395	32,902,963

Total Equity-Linked Notes (Cost: $270,007,333)			248,197,859

Money Market Funds 3.5%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.161%(d)(f)		135,287,671	135,287,671

Total Money Market Funds (Cost: $135,287,671)			135,287,671

Investments of Cash Collateral Received for Securities on Loan 18.0%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 1.2%
Antalis US Funding Corp.
06/07/12	0.310%	9,999,397	9,999,397

Atlantis One
08/01/12	0.662%	9,966,633	9,966,633
10/11/12	0.541%	4,986,275	4,986,275

Kells Funding LLC
06/04/12	0.501%	3,994,722	3,994,722
10/12/12	0.612%	11,962,994	11,962,994

Rheingold Securitization
06/25/12	0.550%	1,999,175	1,999,175

Working Capital Management Co., L.P.
06/04/12	0.240%	4,998,900	4,998,900

Total			47,908,096

Certificates of Deposit 9.7%
ABM AMRO Bank N.V.
06/21/12	0.400%	14,984,682	14,984,682
08/08/12	0.460%	14,982,387	14,982,387

Australia and New Zealand Bank Group, Ltd.
06/11/12	0.580%	11,000,000	11,000,000
08/16/12	0.620%	5,000,000	5,000,000

Bank of Nova Scotia
07/26/12	0.319%	15,000,000	15,000,000
10/18/12	0.330%	10,000,000	10,000,000

Banque et Caisse d’Epargne de l’Etat
06/15/12	0.430%	11,986,828	11,986,828

Barclays Bank PLC
07/18/12	0.280%	15,000,000	15,000,000

Branch Banking & Trust Corporation
07/12/12	0.420%	15,000,000	15,000,000

Credit Suisse
08/30/12	0.300%	10,000,000	10,000,000
11/08/12	0.399%	5,000,000	5,000,000

DZ Bank AG
07/27/12	0.320%	11,000,000	11,000,000

Deutsche Bank AG
09/14/12	0.750%	13,000,000	13,000,000
11/02/12	0.729%	10,000,000	10,000,000

FMS Wertmanagement Anstalt Des Oeffentlichen Rechts
06/29/12	0.240%	10,000,000	10,000,000

Hong Kong Shanghai Bank Corp., Ltd.
06/01/12	0.250%	15,000,000	15,000,000
06/25/12	0.240%	10,000,000	10,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Mitsubishi UFJ Trust and Banking Corp.
10/12/12	0.530%	5,000,000	5,000,000

Mizuho Corporate Bank Ltd.
06/01/12	0.370%	15,000,000	15,000,000
08/14/12	0.400%	5,000,000	5,000,000

N.V. Bank Nederlandse Gemeenten
06/29/12	0.260%	10,000,000	10,000,000

National Australia Bank
08/16/12	0.339%	10,000,000	10,000,000
10/29/12	0.298%	9,999,600	9,999,600

National Bank of Canada
11/09/12	0.299%	5,000,000	5,000,000

Natixis
06/05/12	0.250%	10,000,000	10,000,000

Nordea Bank AB
08/23/12	0.290%	10,000,000	10,000,000

Norinchukin Bank
08/21/12	0.390%	10,000,000	10,000,000
10/31/12	0.560%	4,000,000	4,000,000
11/09/12	0.519%	10,000,000	10,000,000

Rabobank
07/31/12	0.660%	5,000,000	5,000,000
10/26/12	0.515%	10,000,000	10,000,000

Standard Chartered Bank PLC
10/05/12	0.630%	13,955,308	13,955,308

Sumitomo Mitsui Banking Corp.
07/24/12	0.350%	10,000,000	10,000,000
10/11/12	0.500%	10,000,000	10,000,000
11/02/12	0.479%	8,000,000	8,000,000

Sumitomo Trust & Banking Co., Ltd.
09/17/12	0.470%	2,000,000	2,000,000
11/01/12	0.479%	10,000,000	10,000,000

Svenska Handelsbanken
09/13/12	0.490%	10,000,000	10,000,000

Total			379,908,805

Commercial Paper 4.4%
BTM Capital
06/08/12	0.340%	9,997,733	9,997,733

Caisse d’Amortissement de la Dette Sociale
07/19/12	0.471%	9,984,333	9,984,333

Caisse des Depots
08/31/12	0.360%	9,990,800	9,990,800

Credit Suisse
06/29/12	0.360%	9,989,800	9,989,800

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Development Bank of Singapore Ltd.
08/07/12	0.552%	14,958,979	14,958,979

DnB NOR
07/25/12	0.602%	4,984,833	4,984,833

Erste Abwicklungsanstalt
08/23/12	0.390%	9,989,925	9,989,925

Macquarie Bank Ltd.
10/19/12	0.980%	7,000,000	7,000,000

Mitsubishi UFJ Trust and Banking Corp.
09/04/12	0.441%	9,984,967	9,984,967

Nordea Bank AB
07/24/12	0.627%	11,962,083	11,962,083

Skandinaviska Enskilda Banken AB
06/15/12	0.330%	4,997,250	4,997,250
07/03/12	0.315%	9,994,662	9,994,662
07/17/12	0.300%	9,994,667	9,994,667

Suncorp Metway Ltd.
06/04/12	0.450%	9,992,125	9,992,125
06/05/12	0.460%	9,992,206	9,992,206
06/12/12	0.460%	4,995,975	4,995,975
06/13/12	0.450%	4,996,063	4,996,063

The Commonwealth Bank of Australia
08/16/12	0.299%	10,000,000	10,000,000

Westpac Securities NZ Ltd.
08/27/12	0.491%	5,986,526	5,986,526

Total			169,792,927

Repurchase Agreements 2.7%
Citibank NA
dated 05/31/12, matures 06/01/12, repurchase price $10,000,058(g)	0.210%	10,000,000	10,000,000

Citigroup Global Markets, Inc.
dated 05/31/12, matures 06/01/12, repurchase price $5,000,031(g)	0.220%	5,000,000	5,000,000

Deutsche Bank AG(g)
dated 05/29/12, matures 06/05/12, repurchase price $5,000,025	0.180%	5,000,000	5,000,000

dated 05/31/12, matures 06/01/12, repurchase price $19,379,477	0.220%	19,379,359	19,379,359

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Goldman Sachs & Co.
dated 05/31/12, matures 06/01/12, repurchase price $30,000,175(g)	0.210%	30,000,000	30,000,000

Mizuho Securities USA, Inc.
dated 05/31/12, matures 06/01/12, repurchase price $5,000,035(g)	0.250%	5,000,000	5,000,000

Natixis Financial Products, Inc.
dated 05/31/12, matures 06/01/12, repurchase price $5,000,0033(g)	0.240%	5,000,000	5,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Societe Generale
dated 5/31/12, matures 6/01/12, repurchase price $25,000,146(g)	0.210%	25,000,000	25,000,000

Total			104,379,359

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $701,989,187)			701,989,187

Total Investments (Cost: $4,614,866,883)			4,630,622,111

Other Assets & Liabilities, Net			(735,175,778)

Net Assets			3,895,446,333

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2012 was $38, representing less than 0.01% of net assets. Information concerning such security holdings at May 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Enbridge Energy Management LLC	04/22/09	11

Kinder Morgan Management LLC	11/18/05	—

(c)	Non-income producing.

(d)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	71,616,156	1,577,316,389	(1,513,644,874)	—	135,287,671	145,699	135,287,671

New Mountain Finance Corp.	13,475,259	809,983	—	—	14,285,242	1,502,554	15,167,474

Total	85,091,415	1,578,126,372	(1,513,644,874)	—	149,572,913	1,648,253	150,455,145

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $230,114,702 or 5.91% of net assets.

(f)	The rate shown is the seven-day current annualized yield at May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(g)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.210%)
Fannie Mae Pool	5,002,806

Fannie Mae REMICS	2,363,262

Ginnie Mae I Pool	2,833,932

Total Market Value of Collateral Securities	10,200,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	25,133

Fannie Mae REMICS	1,979,305

Fannie Mae-Aces	41,059

Freddie Mac Reference REMIC	11,036

Freddie Mac REMICS	2,518,595

Government National Mortgage Association	524,872

Total Market Value of Collateral Securities	5,100,000

Security Description	Value ($)
Deutsche Bank AG (0.180%)
Fannie Mae REMICS	827,388

Government National Mortgage Association	4,274,522

Total Market Value of Collateral Securities	5,101,910

Security Description	Value ($)
Deutsche Bank AG (0.220%)
Fannie Mae Pool	19,259,470

Freddie Mac Non Gold Pool	507,476

Total Market Value of Collateral Securities	19,766,946

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	24,321,007

Ginnie Mae II Pool	6,278,993

Total Market Value of Collateral Securities	30,600,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.250%)
Fannie Mae Grantor Trust	151,844

Fannie Mae Pool	11,733

Fannie Mae REMICS	2,570,190

Fannie Mae Whole Loan	177,263

FHLMC Structured Pass Through Securities	80,953

Freddie Mac Non Gold Pool	354,619

Freddie Mac REMICS	337,081

Ginnie Mae II Pool	1,416,317

Total Market Value of Collateral Securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	422,249

Fannie Mae REMICS	1,360,147

Fannie Mae-Aces	16,500

Freddie Mac Gold Pool	573,291

Freddie Mac REMICS	1,120,066

Government National Mortgage Association	1,115,994

United States Treasury Note/Bond	491,787

Total Market Value of Collateral Securities	5,100,034

Security Description	Value ($)
Societe Generale (0.210%)
Fannie Mae Pool	14,039,392

Freddie Mac Gold Pool	11,460,608

Total Market Value of Collateral Securities	25,500,000

Abbreviation Legend

ADR	American Depositary Receipt

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	306,790,564	—	—	306,790,564

Consumer Staples	478,578,068	18,334,259	—	496,912,327

Energy	357,369,797	2	—	357,369,799

Financials	401,738,786	6,789,767	—	408,528,553

Health Care	425,339,262	—	—	425,339,262

Industrials	362,617,852	—	—	362,617,852

Information Technology	279,052,523	—	—	279,052,523

Materials	200,394,779	—	—	200,394,779

Telecommunication Services	270,467,238	44,239,237	—	314,706,475

Utilities	355,702,610	18,367,958	—	374,070,568

Convertible Preferred Stocks

Consumer Discretionary	5,025,385	—	—	5,025,385

Financials	12,180,927	—	—	12,180,927

Total Equity Securities	3,455,257,791	87,731,223	—	3,542,989,014

Bonds

Convertible Bonds	—	2,158,380	—	2,158,380

Total Bonds	—	2,158,380	—	2,158,380

Other

Equity-Linked Notes	—	248,197,859	—	248,197,859

Money Market Funds	135,287,671	—	—	135,287,671

Investments of Cash Collateral Received for Securities on Loan	—	701,989,187	—	701,989,187

Total Other	135,287,671	950,187,046	—	1,085,474,717

Total	3,590,545,462	1,040,076,649	—	4,630,622,111

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Dividend Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, May 31, 2012.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In ($)		Transfers Out ($)
Level 1	Level 2	Level 1	Level 2
20,088,178	0	0	20,088,178

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Dividend Opportunity Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $3,763,304,783)	$3,778,177,779

Affiliated issuers (identified cost $149,572,913)	150,455,145

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $597,609,828)	597,609,828

Repurchase agreements (identified cost $104,379,359)	104,379,359

Total investments (identified cost $4,614,866,883)	4,630,622,111

Foreign currency (identified cost $1,481)	546

Receivable for:

Investments sold	3,873,226

Capital shares sold	8,282,702

Dividends	16,818,063

Interest	736,618

Reclaims	502,202

Total assets	4,660,835,468

Liabilities

Disbursements in excess of cash	3,288

Due upon return of securities on loan	701,989,187

Payable for:

Investments purchased	59,292,908

Capital shares purchased	3,338,502

Investment management fees	58,871

Distribution fees	23,772

Transfer agent fees	393,017

Administration fees	5,272

Plan administration fees	871

Compensation of board members	64,899

Other expenses	218,548

Total liabilities	765,389,135

Net assets applicable to outstanding capital stock	$3,895,446,333

Represented by

Paid-in capital	$4,160,994,975

Undistributed net investment income	22,123,653

Accumulated net realized loss	(303,391,681)

Unrealized appreciation (depreciation) on:

Investments	15,755,228

Foreign currency translations	(35,842)

Total — representing net assets applicable to outstanding capital stock	$3,895,446,333

* Value of securities on loan	$683,658,540

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Dividend Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$2,660,013,179

Shares outstanding	326,878,099

Net asset value per share	$8.14

Maximum offering price per share(a)	$8.64

Class B

Net assets	$56,776,231

Shares outstanding	7,028,984

Net asset value per share	$8.08

Class C

Net assets	$143,150,492

Shares outstanding	17,838,301

Net asset value per share	$8.02

Class I

Net assets	$306,300,765

Shares outstanding	37,505,365

Net asset value per share	$8.17

Class R

Net assets	$5,365,250

Shares outstanding	659,244

Net asset value per share	$8.14

Class R4

Net assets	$3,655,622

Shares outstanding	447,657

Net asset value per share	$8.17

Class R5

Net assets	$30,818,720

Shares outstanding	3,770,988

Net asset value per share	$8.17

Class W

Net assets	$18,329,949

Shares outstanding	2,248,422

Net asset value per share	$8.15

Class Z

Net assets	$671,036,125

Shares outstanding	82,227,578

Net asset value per share	$8.16

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Dividend Opportunity Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended June 30, 2011
Net investment income
Income:
Dividends	$126,169,773	$87,147,212
Interest	103,900	92,022
Dividends from affiliates	1,648,253	91,175
Income from securities lending — net	3,234,040	1,339,514
Foreign taxes withheld	(3,176,054)	(1,982,265)

Total income	127,979,912	86,687,658

Expenses:
Investment management fees	16,009,390	11,101,095
Distribution fees
Class A	5,005,889	3,283,855
Class B	487,813	620,403
Class C	809,770	336,200
Class R	9,215	1,547
Class R3	—	2
Class W	43,337	30,434
Transfer agent fees
Class A	3,569,846	2,116,055
Class B	84,474	104,602
Class C	146,424	53,292
Class R	3,102	443
Class R3	—	1
Class R4	1,008	300
Class R5	2,280	1,472
Class W	34,443	18,508
Class Z	641,240	49,441
Administration fees	1,436,783	911,737
Plan administration fees
Class R	—	98
Class R3	—	2
Class R4	8,685	7,141
Compensation of board members	44,586	36,007
Custodian fees	38,391	30,660
Printing and postage fees	158,759	121,000
Registration fees	409,063	194,524
Professional fees	60,860	42,228
Other	154,727	103,573

Total expenses	29,160,085	19,164,620
Fees waived or expenses reimbursed by Investment Manager and its affiliates	—	(66,343)
Expense reductions	(60)	—

Total net expenses	29,160,025	19,098,277

Net investment income	98,819,887	67,589,381

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(99,526,590)	372,115,413
Foreign currency translations	154,702	157,452
Forward foreign currency exchange contracts	(268,776)	(67,768)
Futures contracts	—	(194,690)

Net realized gain (loss)	(99,640,664)	372,010,407
Net change in unrealized appreciation (depreciation) on:
Investments	71,523,776	28,242,054
Foreign currency translations	(38,347)	(12,782)

Net change in unrealized appreciation	71,485,429	28,229,272

Net realized and unrealized gain (loss)	(28,155,235)	400,239,679

Net increase in net assets resulting from operations	$70,664,652	$467,829,060

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Dividend Opportunity Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended June 30, 2011(b)	Year Ended June 30, 2010
Operations

Net investment income	$98,819,887	$67,589,381	$42,539,922

Net realized gain (loss)	(99,640,664)	372,010,407	(38,198,736)

Net change in unrealized appreciation	71,485,429	28,229,272	182,612,833

Net increase in net assets resulting from operations	70,664,652	467,829,060	186,954,019

Distributions to shareholders:

Net investment income
Class A	(56,061,902)	(50,517,078)	(36,972,037)
Class B	(1,035,015)	(1,810,923)	(2,385,309)
Class C	(1,812,467)	(1,117,265)	(659,101)
Class I	(8,504,857)	(8,262,546)	(7,816,553)
Class R	(45,314)	(11,894)	(1,594)
Class R3	—	—	(168)
Class R4	(100,221)	(112,578)	(24,292)
Class R5	(783,518)	(603,205)	(18,218)
Class W	(469,006)	(518,097)	(150)
Class Z	(10,138,155)	(1,894,714)	—

Total distributions to shareholders	(78,950,455)	(64,848,300)	(47,877,422)

Increase (decrease) in net assets from share transactions	1,737,143,730	622,570,675	(57,562,874)

Total increase in net assets	1,728,857,927	1,025,551,435	81,513,723

Net assets at beginning of year	2,166,588,406	1,141,036,971	1,059,523,248

Net assets at end of year	$3,895,446,333	$2,166,588,406	$1,141,036,971

Undistributed net investment income	$22,123,653	$2,872,478	$812,822

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to June 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Dividend Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended June 30, 2011(b)		Year Ended June 30, 2010
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	184,684,283	1,478,795,600	84,515,439	648,386,874	27,602,275	183,587,383

Distributions reinvested	6,490,838	50,891,437	5,675,131	44,201,713	5,081,914	34,216,977

Redemptions	(60,369,284)	(493,399,676)	(34,084,499)	(262,937,407)	(35,015,297)	(232,561,323)

Net increase (decrease)	130,805,837	1,036,287,361	56,106,071	429,651,180	(2,331,108)	(14,756,963)

Class B shares

Subscriptions	1,916,158	15,209,196	1,342,518	10,218,792	1,594,059	10,595,310

Distributions reinvested	128,223	990,469	223,852	1,720,622	340,535	2,276,984

Redemptions(c)	(2,977,020)	(24,060,398)	(4,476,210)	(31,560,694)	(7,661,690)	(48,035,975)

Net decrease	(932,639)	(7,860,733)	(2,909,840)	(19,621,280)	(5,727,096)	(35,163,681)

Class C shares

Subscriptions	12,643,174	101,660,828	3,547,175	27,862,312	1,237,051	8,276,451

Distributions reinvested	187,328	1,462,102	113,277	874,555	84,988	567,193

Redemptions	(1,352,044)	(10,810,412)	(718,843)	(5,422,083)	(576,761)	(3,801,810)

Net increase	11,478,458	92,312,518	2,941,609	23,314,784	745,278	5,041,834

Class I shares

Subscriptions	19,223,922	151,020,209	4,518,823	36,927,199	1,610,641	10,954,071

Distributions reinvested	1,090,679	8,504,508	1,064,246	8,262,059	1,158,749	7,816,109

Redemptions	(10,692,351)	(86,064,546)	(3,897,995)	(29,839,463)	(5,008,852)	(33,633,482)

Net increase (decrease)	9,622,250	73,460,171	1,685,074	15,349,795	(2,239,462)	(14,863,302)

Class R shares

Subscriptions	673,579	5,607,470	27,606	217,580	30,476	215,643

Distributions reinvested	3,469	28,706	250	1,936	—	—

Redemptions	(73,538)	(619,554)	(3,191)	(25,165)	(60)	(425)

Net increase	603,510	5,016,622	24,665	194,351	30,416	215,218

Class R3 shares

Redemptions	—	—	(653)	(4,419)	—	—

Net decrease	—	—	(653)	(4,419)	—	—

Class R4 shares

Subscriptions	117,081	942,580	385,395	2,940,981	146,824	940,655

Distributions reinvested	12,932	100,221	14,334	112,557	3,602	24,292

Redemptions	(137,380)	(1,132,156)	(174,755)	(1,352,926)	(8,106)	(53,283)

Net increase (decrease)	(7,367)	(89,355)	224,974	1,700,612	142,320	911,664

Class R5 shares

Subscriptions	1,447,427	11,678,913	2,705,328	20,486,150	159,578	1,101,336

Distributions reinvested	3,730	28,976	6,057	46,746	2,232	15,349

Redemptions	(267,655)	(2,189,678)	(276,853)	(2,198,716)	(9,509)	(64,329)

Net increase	1,183,502	9,518,211	2,434,532	18,334,180	152,301	1,052,356

Class W shares

Subscriptions	678,152	5,435,233	3,115,346	23,638,094	—	—

Distributions reinvested	60,726	468,892	64,569	517,928	—	—

Redemptions	(1,043,789)	(8,224,884)	(627,150)	(5,106,361)	—	—

Net increase (decrease)	(304,911)	(2,320,759)	2,552,765	19,049,661	—	—

Class Z shares

Subscriptions	74,130,372	601,091,480	16,950,031	137,206,053	—	—

Distributions reinvested	1,074,863	8,529,798	142,462	1,156,671	—	—

Redemptions	(9,612,501)	(78,801,584)	(457,649)	(3,760,913)	—	—

Net increase	65,592,734	530,819,694	16,634,844	134,601,811	—	—

Total net increase (decrease)	218,041,374	1,737,143,730	79,694,041	622,570,675	(9,227,351)	(57,562,874)

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Dividend Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,		Year Ended June 30,
Class A	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.31		$6.31	$5.58	$7.72	$9.65	$7.83

Income from investment operations:

Net investment income	0.26		0.31	0.23	0.25	0.30	0.26

Net realized and unrealized gain (loss)	(0.22)		1.98	0.76	(2.10)	(1.96)	1.81

Total from investment operations	0.04		2.29	0.99	(1.85)	(1.66)	2.07

Less distributions to shareholders:

Net investment income	(0.21)		(0.29)	(0.26)	(0.29)	(0.27)	(0.25)

Total distributions to shareholders	(0.21)		(0.29)	(0.26)	(0.29)	(0.27)	(0.25)

Net asset value, end of period	$8.14		$8.31	$6.31	$5.58	$7.72	$9.65

Total return	0.58%		36.74%	17.60%	(23.98%)	(17.46%)	26.66%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.08%	(c)	1.16%	1.20%	1.13%	1.11%	1.15%

Net expenses after fees waived or expenses reimbursed(d)	1.08%	(c)(e)	1.16%	1.16%	1.03%	1.11%	1.15%

Net investment income	3.49%	(c)(e)	4.01%	3.51%	4.23%	3.31%	3.15%

Supplemental data

Net assets, end of period (in thousands)	$2,660,013		$1,630,280	$883,208	$793,421	$1,166,836	$1,452,871

Portfolio turnover	28%		105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class B	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.26	$6.27	$5.54	$7.67	$9.59	$7.78

Income from investment operations:

Net investment income	0.20	0.27	0.18	0.21	0.22	0.19

Net realized and unrealized gain (loss)	(0.22)	1.95	0.76	(2.10)	(1.94)	1.80

Total from investment operations	(0.02)	2.22	0.94	(1.89)	(1.72)	1.99

Less distributions to shareholders:

Net investment income	(0.16)	(0.23)	(0.21)	(0.24)	(0.20)	(0.18)

Total distributions to shareholders	(0.16)	(0.23)	(0.21)	(0.24)	(0.20)	(0.18)

Net asset value, end of period	$8.08	$8.26	$6.27	$5.54	$7.67	$9.59

Total return	(0.14%)	35.72%	16.79%	(24.60%)	(18.15%)	25.76%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.83%(c)	1.92%	1.96%	1.89%	1.87%	1.91%

Net expenses after fees waived or expenses reimbursed(d)	1.83%(c)(e)	1.91%	1.92%	1.79%	1.87%	1.91%

Net investment income	2.68%(c)(e)	3.50%	2.73%	3.45%	2.48%	2.38%

Supplemental data

Net assets, end of period (in thousands)	$56,776	$65,777	$68,145	$91,922	$171,163	$303,235

Portfolio turnover	28%	105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class C	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.22	$6.25	$5.53	$7.65	$9.57	$7.77

Income from investment operations:

Net investment income	0.20	0.25	0.18	0.20	0.23	0.19

Net realized and unrealized gain (loss)	(0.23)	1.96	0.76	(2.07)	(1.95)	1.79

Total from investment operations	(0.03)	2.21	0.94	(1.87)	(1.72)	1.98

Less distributions to shareholders:

Net investment income	(0.17)	(0.24)	(0.22)	(0.25)	(0.20)	(0.18)

Total distributions to shareholders	(0.17)	(0.24)	(0.22)	(0.25)	(0.20)	(0.18)

Net asset value, end of period	$8.02	$8.22	$6.25	$5.53	$7.65	$9.57

Total return	(0.25%)	35.71%	16.77%	(24.51%)	(18.15%)	25.74%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.84%(c)	1.91%	1.95%	1.88%	1.87%	1.91%

Net expenses after fees waived or expenses reimbursed(d)	1.84%(c)(e)	1.90%	1.91%	1.78%	1.87%	1.91%

Net investment income	2.76%(c)(e)	3.26%	2.77%	3.46%	2.56%	2.40%

Supplemental data

Net assets, end of period (in thousands)	$143,150	$52,281	$21,354	$14,770	$21,336	$25,822

Portfolio turnover	28%	105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class I	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.34	$6.32	$5.59	$7.73	$9.67	$7.85

Income from investment operations:

Net investment income	0.29	0.35	0.26	0.27	0.33	0.30

Net realized and unrealized gain (loss)	(0.23)	1.99	0.76	(2.10)	(1.97)	1.80

Total from investment operations	0.06	2.34	1.02	(1.83)	(1.64)	2.10

Less distributions to shareholders:

Net investment income	(0.23)	(0.32)	(0.29)	(0.31)	(0.30)	(0.28)

Total distributions to shareholders	(0.23)	(0.32)	(0.29)	(0.31)	(0.30)	(0.28)

Net asset value, end of period	$8.17	$8.34	$6.32	$5.59	$7.73	$9.67

Total return	0.90%	37.51%	18.06%	(23.66%)	(17.19%)	27.07%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.66%(c)	0.75%	0.75%	0.66%	0.72%	0.76%

Net expenses after fees waived or expenses reimbursed(d)	0.66%(c)	0.75%	0.72%	0.66%	0.72%	0.76%

Net investment income	3.90%(c)	4.58%	3.94%	4.60%	3.70%	3.58%

Supplemental data

Net assets, end of period (in thousands)	$306,301	$232,481	$165,701	$158,905	$196,678	$241,945

Portfolio turnover	28%	105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class R	2012(a)	2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$8.33	$6.32	$5.59	$7.67

Income from investment operations:

Net investment income	0.25	0.29	0.25	0.23

Net realized and unrealized gain (loss)	(0.24)	1.99	0.72	(2.03)

Total from investment operations	0.01	2.28	0.97	(1.80)

Less distributions to shareholders:

Net investment income	(0.20)	(0.27)	(0.24)	(0.28)

Total distributions to shareholders	(0.20)	(0.27)	(0.24)	(0.28)

Net asset value, end of period	$8.14	$8.33	$6.32	$5.59

Total return	0.31%	36.53%	17.19%	(23.53%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.32%(d)	1.42%	1.58%	1.46%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.32%(d)(f)	1.42%	1.51%	1.33%(d)

Net investment income	3.36%(d)(f)	3.79%	3.76%	4.23%(d)

Supplemental data

Net assets, end of period (in thousands)	$5,365	$464	$196	$4

Portfolio turnover	28%	105%	23%	21%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	For the period from August 1, 2008 (commencement of operations) to June 30, 2009.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class R4	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.34	$6.33	$5.59	$7.74	$9.67	$7.85

Income from investment operations:

Net investment income	0.27	0.32	0.24	0.27	0.33	0.27

Net realized and unrealized gain (loss)	(0.23)	1.99	0.77	(2.11)	(1.95)	1.81

Total from investment operations	0.04	2.31	1.01	(1.84)	(1.62)	2.08

Less distributions to shareholders:

Net investment income	(0.21)	(0.30)	(0.27)	(0.31)	(0.31)	(0.26)

Total distributions to shareholders	(0.21)	(0.30)	(0.27)	(0.31)	(0.31)	(0.26)

Net asset value, end of period	$8.17	$8.34	$6.33	$5.59	$7.74	$9.67

Total return	0.68%	36.95%	17.90%	(23.86%)	(17.00%)	26.75%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.94%(c)	1.01%	1.06%	0.96%	1.02%	1.03%

Net expenses after fees waived or expenses reimbursed(d)	0.94%(c)	1.01%	1.02%	0.75%	0.76%	1.02%

Net investment income	3.60%(c)	4.05%	3.65%	4.50%	3.62%	3.29%

Supplemental data

Net assets, end of period (in thousands)	$3,656	$3,795	$1,456	$490	$884	$1,328

Portfolio turnover	28%	105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class R5	2012(a)	2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$8.34	$6.33	$5.59	$7.67

Income from investment operations:

Net investment income	0.29	0.32	0.28	0.26

Net realized and unrealized gain (loss)	(0.23)	2.01	0.75	(2.03)

Total from investment operations	0.06	2.33	1.03	(1.77)

Less distributions to shareholders:

Net investment income	(0.23)	(0.32)	(0.29)	(0.31)

Total distributions to shareholders	(0.23)	(0.32)	(0.29)	(0.31)

Net asset value, end of period	$8.17	$8.34	$6.33	$5.59

Total return	0.89%	37.27%	18.20%	(23.10%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.67%(d)	0.75%	0.82%	0.72%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.67%(d)	0.75%	0.78%	0.72%(d)

Net investment income	3.88%(d)	3.95%	4.05%	4.85%(d)

Supplemental data

Net assets, end of period (in thousands)	$30,819	$21,589	$968	$4

Portfolio turnover	28%	105%	23%	21%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	For the period from August 1, 2008 (commencement of operations) to June 30, 2009.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended June 30,
Class W	2012(a)	2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$8.33	$6.32	$5.59	$7.73	$9.67	$8.80

Income from investment operations:

Net investment income	0.25	0.27	0.23	0.25	0.29	0.25

Net realized and unrealized gain (loss)	(0.23)	2.04	0.76	(2.10)	(1.97)	0.81

Total from investment operations	0.02	2.31	0.99	(1.85)	(1.68)	1.06

Less distributions to shareholders:

Net investment income	(0.20)	(0.30)	(0.26)	(0.29)	(0.26)	(0.19)

Total distributions to shareholders	(0.20)	(0.30)	(0.26)	(0.29)	(0.26)	(0.19)

Net asset value, end of period	$8.15	$8.33	$6.32	$5.59	$7.73	$9.67

Total return	0.38%	36.95%	17.55%	(24.01%)	(17.58%)	12.15%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.11%(d)	1.14%	1.18%	1.09%	1.16%	1.19%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.11%(d)(f)	1.14%	1.18%	1.09%	1.16%	1.19%(d)

Net investment income	3.42%(d)(f)	3.36%	3.49%	4.18%	3.27%	2.97%(d)

Supplemental data

Net assets, end of period (in thousands)	$18,330	$21,260	$4	$3	$4	$5

Portfolio turnover	28%	105%	23%	21%	20%	17%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	For the period from December 1, 2006 (commencement of operations) to June 30, 2007.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Dividend Opportunity Fund

Financial Highlights (continued)

Class Z	Year Ended May 31, 2012(a)	Year Ended June 30, 2011(b)
Per share data

Net asset value, beginning of period	$8.34	$7.20

Income from investment operations:

Net investment income	0.28	0.24

Net realized and unrealized gain (loss)	(0.24)	1.14

Total from investment operations	0.04	1.38

Less distributions to shareholders:

Net investment income	(0.22)	(0.24)

Total distributions to shareholders	(0.22)	(0.24)

Net asset value, end of period	$8.16	$8.34

Total return	0.65%	19.28%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.84%(d)	0.87%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.84%(d)	0.87%(d)

Net investment income	3.79%(d)	3.98%(d)

Supplemental data

Net assets, end of period (in thousands)	$671,036	$138,659

Portfolio turnover	28%	105%

Notes to Financial Highlights

(a)	For the period from July 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from June 30 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Dividend Opportunity Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from June 30 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

At August 27, 2010, all Class R3 shares were liquidated. On this date, Columbia Management Investment Advisers, LLC owned 100% of the shares.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean

32	Annual Report 2012

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2012	33

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund’s custodian entered into forward foreign currency exchange contracts on the Fund’s behalf in order to facilitate the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At May 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(268,776)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	—

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	2

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield

34	Annual Report 2012

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and

Annual Report 2012	35

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.49% as the Fund’s net assets increase. Prior to July 1, 2011, the rates were an annual fee that declined from 0.610% to 0.375% as assets increased. Also prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $167,221 and $1,359,058 for the period ended May 31, 2012 and the year ended June 30, 2011, respectively. The annualized effective management fee rate for the period ended May 31, 2012 and for the year ended June 30, 2011 was 0.57% and 0.66%, respectively, of the Fund’s average daily net assets, including the adjustment under the terms of the PIA.

In September 2010, the Board approved a new IMSA that includes an elimination of the PIA and an increase to the management fee rate payable to the Investment Manager at all or most asset levels such that the rate declines from 0.66% to 0.49% as the Fund’s net assets increase. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and became effective on July 1, 2011.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended May 31, 2012 and for the year ended June 30, 2011 was 0.05% and 0.06%, respectively, of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended June 30, 2011, other expenses paid to this company were $10,828 and $0, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or

36	Annual Report 2012

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period July 1, 2011 to May 31, 2012 and the year ended June 30, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012 (%)	Year Ended June 30, 2011 (%)
Class A	0.18	0.16
Class B	0.17	0.17
Class C	0.18	0.16
Class R	0.17	0.14
Class R4	0.03	0.01
Class R5	0.01	0.01
Class W	0.20	0.15
Class Z	0.18	0.13

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, these minimum account balance fees reduced total expenses by $60. For the year ended June 30, 2011, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,355 and $966 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $3,342,500 for Class A, $16,698 for Class B and $18,550 for Class C shares for the period ended May 31, 2012, and $1,539,298 for Class A, $34,718 for Class B and $2,401 for Class C shares for the year ended June 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective September 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through August 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.18%
Class B	1.93
Class C	1.93
Class I	0.83
Class R	1.43
Class R4	1.13
Class R5	0.88
Class W	1.18
Class Z	0.93

Annual Report 2012	37

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Prior to September 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.14%
Class B	1.90
Class C	1.90
Class I	0.75
Class R	1.55
Class R4	1.05
Class R5	0.80
Class W	1.20
Class Z	0.94

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses, re-characterization of real estate investment trust (REIT) distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the

Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(618,257)
Accumulated net realized loss	618,257
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
Ordinary income	$78,950,455	$64,848,300	$47,877,422

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$22,210,294
Undistributed accumulated long-term gain	—
Accumulated realized loss	(298,448,994)
Unrealized appreciation	10,690,058

At May 31, 2012, the cost of investments for federal income tax purposes was $4,619,837,775 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$204,147,722
Unrealized depreciation	$(193,363,386)
Net unrealized appreciation	$10,784,336

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	36,972,874
2018	165,774,622
Unlimited short-term	29,857,336
Unlimited long-term	11,786,298
Total	244,391,130

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

38	Annual Report 2012

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $54,057,864 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,576,070,440 and $831,873,581, respectively, for the year ended May 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $683,658,540 were on loan, secured by cash collateral of $701,989,187 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 41.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility

Annual Report 2012	39

Columbia Dividend Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

40	Annual Report 2012

Columbia Dividend Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Dividend Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Opportunity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period presented through June 30, 2007, were audited by other auditors whose report dated August 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Dividend Opportunity Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	41

Columbia Flexible Capital Income Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 38.4%
Issuer	Shares	Value ($)

Consumer Discretionary 2.0%
Hotels, Restaurants & Leisure 1.0%

Darden Restaurants, Inc.	19,200	993,216

Specialty Retail 1.0%

Home Depot, Inc. (The)	19,700	971,998

Total Consumer Discretionary		1,965,214

Consumer Staples 3.1%
Food Products 1.0%

Kellogg Co.	18,800	917,064

Household Products 1.1%

Kimberly-Clark Corp.	13,400	1,063,290

Tobacco 1.0%

Philip Morris International, Inc.	11,250	950,737

Total Consumer Staples		2,931,091

Energy 3.1%
Oil, Gas & Consumable Fuels 3.1%

Chevron Corp.	13,900	1,366,509

Occidental Petroleum Corp.	20,500	1,625,035

Total		2,991,544

Total Energy		2,991,544

Financials 7.2%
Capital Markets 2.5%

Ares Capital Corp.	60,500	912,945

BlackRock, Inc.	8,800	1,503,040

Total		2,415,985

Commercial Banks 1.7%

Cullen/Frost Bankers, Inc.	16,800	955,752

Huntington Bancshares, Inc.	110,000	719,400

Total		1,675,152

Diversified Financial Services 0.9%

JPMorgan Chase & Co.	26,500	878,475

Insurance 2.1%

Chubb Corp. (The)	14,400	1,037,808

Travelers Companies, Inc. (The)	15,000	937,350

Total		1,975,158

Total Financials		6,944,770

Health Care 4.0%
Pharmaceuticals 4.0%

Johnson & Johnson	22,800	1,423,404

Merck & Co., Inc.	38,500	1,446,830

Common Stocks (continued)
Issuer	Shares	Value ($)

Pfizer, Inc.	44,700	977,589

Total		3,847,823

Total Health Care		3,847,823

Industrials 4.9%
Aerospace & Defense 1.0%

Raytheon Co.	18,800	946,016

Commercial Services & Supplies 1.0%

Republic Services, Inc.	37,000	975,320

Industrial Conglomerates 1.0%

General Electric Co.	49,500	944,955

Machinery 0.9%

Stanley Black & Decker, Inc.	14,000	927,500

Road & Rail 1.0%

CSX Corp.	46,000	960,940

Total Industrials		4,754,731

Information Technology 6.3%
Computers & Peripherals 1.0%

Diebold, Inc.	25,500	943,755

IT Services 1.5%

Automatic Data Processing, Inc.	27,500	1,434,125

Semiconductors & Semiconductor Equipment 2.9%

Analog Devices, Inc.	40,000	1,454,800

Intel Corp.	52,900	1,366,936

Total		2,821,736

Software 0.9%

Microsoft Corp.	30,400	887,376

Total Information Technology		6,086,992

Materials 2.9%
Chemicals 1.9%

Dow Chemical Co. (The)	30,500	947,330

EI du Pont de Nemours & Co.	18,600	897,636

Total		1,844,966

Containers & Packaging 1.0%

Packaging Corp. of America	33,400	896,122

Total Materials		2,741,088

Telecommunication Services 1.7%
Diversified Telecommunication Services 1.7%

Verizon Communications, Inc.	38,100	1,586,484

Total Telecommunication Services		1,586,484

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Utilities 3.2%
Electric Utilities 1.1%

NextEra Energy, Inc.	16,200	1,058,508

Multi-Utilities 2.1%

CMS Energy Corp.	45,100	1,050,830

Sempra Energy	15,400	1,001,154

Total		2,051,984

Total Utilities		3,110,492

Total Common Stocks (Cost: $36,697,732)		36,960,229

Convertible Preferred Stocks 8.4%
Consumer Discretionary 0.7%
Auto Components 0.7%

Goodyear Tire & Rubber Co., (The), 5.875%	17,200	691,225

Total Consumer Discretionary		691,225

Energy 0.6%
Oil, Gas & Consumable Fuels 0.6%

Apache Corp., 6.000%	8,800	421,850

Chesapeake Energy Corp., 5.000%	1,000	68,500

Chesapeake Energy Corp., 5.750%(a)	100	82,750

Total		573,100

Total Energy		573,100

Financials 5.1%
Commercial Banks 1.0%

Wells Fargo & Co., 7.500%	900	998,091

Diversified Financial Services 2.0%

Bank of America Corp., 7.250%	1,020	949,875

Citigroup, Inc., 7.500%	11,500	970,255

Total		1,920,130

Real Estate Investment Trusts (REITs) 2.1%

Alexandria Real Estate Equities, Inc., 7.000%	37,200	952,320

Health Care REIT, Inc., 6.500%	18,900	1,013,513

Total		1,965,833

Total Financials		4,884,054

Industrials 1.0%
Professional Services 1.0%

Nielsen Holdings NV, 6.250%	16,900	912,093

Total Industrials		912,093

Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Utilities 1.0%
Electric Utilities 1.0%

PPL Corp., 8.750%		18,800	984,180

Total Utilities			984,180

Total Convertible Preferred Stocks (Cost: $8,315,122)			8,044,652

Corporate Bonds & Notes 27.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 1.0%
ADS Tactical, Inc. Senior Secured(a) 04/01/18	11.000%	500,000	501,250

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	471,000	499,260

Total			1,000,510

Automotive 2.5%

Allison Transmission, Inc.(a)
05/15/19	7.125%	900,000	938,250

Visteon Corp. 04/15/19	6.750%	1,500,000	1,494,375

Total			2,432,625

Banking 1.0%

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	931,000	975,222

Chemicals 1.6%

LyondellBasell Industries NV(a)
11/15/21	6.000%	900,000	963,000

Senior Notes 04/15/19	5.000%	552,000	561,660

Total			1,524,660

Construction Machinery 2.0%

Manitowoc Co., Inc. (The)
02/15/18	9.500%	900,000	987,750

UR Merger Sub Corp. 09/15/20	8.375%	900,000	918,000

Total			1,905,750

Diversified Manufacturing 1.0%

Tomkins LLC/Inc. Secured 10/01/18	9.000%	900,000	988,875

Electric 1.0%

AES Corp. (The) Senior Unsecured(a) 07/01/21	7.375%	900,000	972,000

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 1.0%

Cott Beverages, Inc. 11/15/17	8.375%	900,000	969,750

Health Care 1.1%

HCA, Inc. Senior Secured 03/15/22	5.875%	950,000	942,875

Rural/Metro Corp. Senior Unsecured(a) 07/15/19	10.125%	100,000	95,000

Total			1,037,875

Independent Energy 2.4%

Goodrich Petroleum Corp.
03/15/19	8.875%	1,500,000	1,425,000

Laredo Petroleum, Inc. 02/15/19	9.500%	800,000	888,000

Total			2,313,000

Media Non-Cable 1.0%

AMC Networks, Inc.(a) 07/15/21	7.750%	900,000	999,000

Metals 0.7%

Molycorp, Inc.(a) 06/01/20	10.000%	700,000	698,250

Non-Captive Diversified 2.1%

Ford Motor Credit Co. LLC Senior Unsecured
08/02/21	5.875%	900,000	1,022,339

International Lease Finance Corp. Senior Unsecured
05/15/16	5.750%	1,000,000	1,000,767

Total			2,023,106

Pharmaceuticals 1.0%

Pharmaceutical Product Development, Inc. Senior Unsecured(a)
12/01/19	9.500%	882,000	939,330

Retailers 3.1%

99 Cents Only Stores(a) 12/15/19	11.000%	500,000	533,750

J Crew Group, Inc. 03/01/19	8.125%	400,000	401,500

Michaels Stores, Inc. 11/01/18	7.750%	1,000,000	1,042,500

Rite Aid Corp. Senior Unsecured 02/15/27	7.700%	340,000	277,100

Rite Aid Corp.(a) 03/15/20	9.250%	700,000	672,000

Total			2,926,850

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 1.6%

Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	1,372,000	1,502,340

Wireless 2.0%

Sprint Nextel Corp.(a) 11/15/18	9.000%	1,400,000	1,512,000

Wind Acquisition Finance SA Secured(a)
07/15/17	11.750%	500,000	425,000

Total			1,937,000

Wirelines 1.6%

Qwest Corp. Senior Unsecured 12/01/21	6.750%	1,338,000	1,493,901

Total Corporate Bonds & Notes (Cost: $26,479,559)			26,640,044

Convertible Bonds 22.0%

Pharmaceuticals 3.2%

Dendreon Corp. Senior Unsecured 01/15/16	2.875%	2,520,000	1,754,842

Medivation, Inc. Senior Unsecured 04/01/17	2.625%	720,000	824,400

Vertex Pharmaceuticals, Inc. Senior Subordinated Notes
10/01/15	3.350%	350,000	467,250

Total			3,046,492

Technology 3.0%

Equinix, Inc. Subordinated Notes 10/15/14	3.000%	340,000	529,125

Ixia Senior Notes 12/15/15	3.000%	480,000	474,000

Mentor Graphics Corp. 04/01/31	4.000%	920,000	961,400

Nuance Communications, Inc. Senior Unsecured(a)
11/01/31	2.750%	860,000	895,320

Total			2,859,845

REITs 1.0%

Forest City Enterprises, Inc. Senior Unsecured(a)
08/15/18	4.250%	1,000,000	956,000

Railroads 0.9%

Greenbrier Companies, Inc. Senior Unsecured(a)
04/01/18	3.500%	1,010,000	834,916

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 3.1%

HeartWare International, Inc. Senior Unsecured
12/15/17	3.500%	470,000	538,150

Insulet Corp. Senior Unsecured 06/15/16	3.750%	470,000	487,413

NuVasive, Inc. Senior Unsecured 07/01/17	2.750%	1,160,000	1,031,820

Omnicare, Inc. 04/01/42	3.750%	1,000,000	932,475

Total			2,989,858

Media Non-Cable 1.0%

Liberty Interactive LLC Senior Unsecured 03/15/31	3.250%	1,130,000	985,925

Gaming 1.4%

MGM Resorts International
04/15/15	4.250%	1,390,000	1,374,362

Media Cable 0.5%

TiVo Inc. Senior Unsecured(a) 03/15/16	4.000%	450,000	491,063

Other Industry 0.5%

WESCO International, Inc. 09/15/29	6.000%	220,000	487,850

Building Materials 1.0%

Cemex SAB de CV Subordinated Notes 03/15/15	4.875%	1,260,000	913,500

Transportation Services 1.2%

DryShips, Inc. Senior Unsecured 12/01/14	5.000%	950,000	648,375

Wabash National Corp. Senior Unsecured 05/01/18	3.375%	490,000	475,195

Total			1,123,570

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)/ Shares	Value ($)

Metals 0.3%

Molycorp, Inc. Senior Unsecured(a) 06/15/16	3.250%	407,000	331,502

Airlines 0.9%

Air Lease Corp. Senior Unsecured(a) 12/01/18	3.875%	450,000	455,369

United Continental Holdings, Inc.
06/30/21	4.500%	413,000	396,645

Total			852,014

Home Construction 0.9%

Lennar Corp.(a) 11/15/21	3.250%	660,000	906,675

Independent Energy 1.1%

Chesapeake Energy Corp. 05/15/37	2.500%	800,000	657,000

Endeavour International Corp.(a)
07/15/16	5.500%	490,000	423,850

Total			1,080,850

Wirelines 1.3%

Ciena Corp. Senior Unsecured(a) 03/15/15	4.000%	1,220,000	1,265,750

Non-Captive Consumer 0.7%

DFC Global Corp. Senior Unsecured(a) 04/15/17	3.250%	679,000	691,691

Total Convertible Bonds (Cost: $21,500,332)			21,191,863

Money Market Funds 3.5%
		Shares	Value ($)

JPMorgan Prime Money Market
Fund, 0.010%(b)		3,333,585	3,333,585

Total Money Market Funds (Cost: $3,333,585)			3,333,585

Total Investments (Cost: $96,326,330)			96,170,373

Other Assets & Liabilities, Net			19,843

Net Assets			96,190,216

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $17,145,376 or 17.82% of net assets.

(b)	The rate shown is the seven-day current annualized yield at May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	1,965,214	—	—	1,965,214

Consumer Staples	2,931,091	—	—	2,931,091

Energy	2,991,544	—	—	2,991,544

Financials	6,944,770	—	—	6,944,770

Health Care	3,847,823	—	—	3,847,823

Industrials	4,754,731	—	—	4,754,731

Information Technology	6,086,992	—	—	6,086,992

Materials	2,741,088	—	—	2,741,088

Telecommunication Services	1,586,484	—	—	1,586,484

Utilities	3,110,492	—	—	3,110,492

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Flexible Capital Income Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)

Convertible Preferred Stocks

Consumer Discretionary	691,225	—	—	691,225

Energy	573,100	—	—	573,100

Financials	4,884,054	—	—	4,884,054

Industrials	912,093	—	—	912,093

Utilities	984,180	—	—	984,180

Total Equity Securities	45,004,881	—	—	45,004,881

Bonds

Corporate Bonds & Notes	—	26,640,044	—	26,640,044

Convertible Bonds	—	21,191,863	—	21,191,863

Total Bonds	—	47,831,907	—	47,831,907

Other

Money Market Funds	3,333,585	—	—	3,333,585

Total Other	3,333,585	—	—	3,333,585

Total	48,338,466	47,831,907	—	96,170,373

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Flexible Capital Income Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value (identified cost $96,326,330)	$96,170,373

Receivable for:

Investments sold	126,988

Capital shares sold	20,983

Dividends	162,800

Interest	713,148

Expense reimbursement due from Investment Manager	920

Total assets	97,195,212

Liabilities

Payable for:

Investments purchased	871,193

Capital shares purchased	77,941

Investment management fees	1,550

Distribution and service fees	94

Transfer agent fees	10,406

Administration fees	158

Compensation of board members	3,461

Other expenses	40,193

Total liabilities	1,004,996

Net assets applicable to outstanding capital stock	$96,190,216

Represented by

Paid-in capital	$96,021,901

Undistributed net investment income	738,367

Accumulated net realized loss	(414,095)

Unrealized appreciation (depreciation) on:

Investments	(155,957)

Total — representing net assets applicable to outstanding capital stock	$96,190,216

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Flexible Capital Income Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$5,028,676

Shares outstanding	487,424

Net asset value per share(a)	$10.32

Maximum offering price per share	$10.95

Class C

Net assets	$192,831

Shares outstanding	18,756

Net asset value per share	$10.28

Class I

Net assets	$81,861,242

Shares outstanding	7,930,549

Net asset value per share	$10.32

Class R

Net assets	$2,577

Shares outstanding	250

Net asset value per share	$10.31

Class W

Net assets	$7,978,755

Shares outstanding	773,374

Net asset value per share	$10.32

Class Z

Net assets	$1,126,135

Shares outstanding	109,144

Net asset value per share	$10.32

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Flexible Capital Income Fund

Statement of Operations

Year Ended May 31, 2012(a)

Net investment income

Income:

Dividends	$724,623

Interest	1,105,192

Foreign taxes withheld	(4,485)

Total income	1,825,330

Expenses:

Investment management fees	218,848

Distribution and service fees

Class A	7,364

Class C	748

Class R	10

Class W	2,730

Transfer agent fees

Class A	14,305

Class C	356

Class R	10

Class W	4,588

Class Z	3,716

Administration fees	22,256

Compensation of board members	7,074

Custodian fees	7,641

Printing and postage fees	25,172

Registration fees	101,477

Professional fees	32,387

Other	7,580

Total expenses	456,262

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(165,728)

Total net expenses	290,534

Net investment income	1,534,796

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	$(417,610)

Net realized loss	(417,610)

Net change in unrealized appreciation (depreciation) on:

Investments	(155,957)

Net change in unrealized depreciation	(155,957)

Net realized and unrealized loss	(573,567)

Net increase in net assets resulting from operations	$961,229

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Flexible Capital Income Fund

Statement of Changes in Net Assets

Year Ended May 31, 2012(a)
Operations

Net investment income	$1,534,796

Net realized loss	(417,610)

Net change in unrealized depreciation	(155,957)

Net increase in net assets resulting from operations	961,229

Distributions to shareholders:

Net investment income

Class A	(64,415)

Class C	(1,448)

Class I	(705,885)

Class R	(37)

Class W	(41)

Class Z	(17,924)

Net realized gains

Class A	(380)

Class C	(7)

Class I	(3,631)

Class Z	(94)

Total distributions to shareholders	(793,862)

Increase in net assets from share transactions	96,022,849

Total increase in net assets	96,190,216

Net assets at end of year	$96,190,216

Undistributed net investment income	$738,367

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Flexible Capital Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)
	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	501,540	4,982,434

Distributions reinvested	6,378	64,272

Redemptions	(20,494)	(218,028)

Net increase	487,424	4,828,678

Class C shares

Subscriptions	19,452	199,629

Distributions reinvested	138	1,420

Redemptions	(834)	(8,636)

Net increase	18,756	192,413

Class I shares

Subscriptions	8,034,313	82,845,731

Distributions reinvested	59,849	616,224

Redemptions	(163,613)	(1,718,743)

Net increase	7,930,549	81,743,212

Class R shares

Subscriptions	250	2,500

Net increase	250	2,500

Class W shares

Subscriptions	790,664	8,364,999

Redemptions	(17,290)	(182,678)

Net increase	773,374	8,182,321

Class Z shares

Subscriptions	107,348	1,055,753

Distributions reinvested	1,796	17,972

Net increase	109,144	1,073,725

Total net increase	9,319,497	96,022,849

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Flexible Capital Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.33

Net realized and unrealized gain	0.16(b)

Total from investment operations	0.49

Less distributions to shareholders:

Net investment income	(0.17)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.17)

Net asset value, end of period	$10.32

Total return	4.97%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.02%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.10%(e)

Net investment income	3.91%(e)

Supplemental data

Net assets, end of period (in thousands)	$5,029

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class C	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.27

Net realized and unrealized gain	0.15(b)

Total from investment operations	0.42

Less distributions to shareholders:

Net investment income	(0.14)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.14)

Net asset value, end of period	$10.28

Total return	4.27%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.73%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.85%(e)

Net investment income	3.18%(e)

Supplemental data

Net assets, end of period (in thousands)	$193

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class I	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.37

Net realized and unrealized gain	0.14(b)

Total from investment operations	0.51

Less distributions to shareholders:

Net investment income	(0.19)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.19)

Net asset value, end of period	$10.32

Total return	5.14%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.12%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.74%(e)

Net investment income	4.19%(e)

Supplemental data

Net assets, end of period (in thousands)	$81,861

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class R	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.30

Net realized and unrealized gain	0.16(b)

Total from investment operations	0.46

Less distributions to shareholders:

Net investment income	(0.15)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.15)

Net asset value, end of period	$10.31

Total return	4.64%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	2.42%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.35%(e)

Net investment income	3.48%(e)

Supplemental data

Net assets, end of period (in thousands)	$3

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class W	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.28

Net realized and unrealized gain	0.21(b)

Total from investment operations	0.49

Less distributions to shareholders:

Net investment income	(0.17)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.17)

Net asset value, end of period	$10.32

Total return	4.92%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.76%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.10%(e)

Net investment income	3.23%(e)

Supplemental data

Net assets, end of period (in thousands)	$7,979

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Flexible Capital Income Fund

Financial Highlights (continued)

Class Z	Year Ended May 31, 2012(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income	0.36

Net realized and unrealized gain	0.14(b)

Total from investment operations	0.50

Less distributions to shareholders:

Net investment income	(0.18)

Net realized gains	(0.00)(c)

Total distributions to shareholders	(0.18)

Net asset value, end of period	$10.32

Total return	5.09%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.82%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.85%(e)

Net investment income	4.16%(e)

Supplemental data

Net assets, end of period (in thousands)	$1,126

Portfolio turnover	36%

Notes to Financial Highlights

(a)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.

(b)	Calculation of the net gain/loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain/loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Flexible Capital Income Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On July 28, 2011, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $5,000,000 in the Fund (250 shares for Class A, 250 shares for Class C, 498,750 shares for Class I, 250 shares for Class R, 250 shares for Class W and 250 shares for Class Z), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on August 1, 2011.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account

24	Annual Report 2012

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Annual Report 2012	25

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.50% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.59% of the Fund’s average daily net assets.

26	Annual Report 2012

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $1,063.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket expenses).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.49%
Class C	0.48
Class R	0.49
Class W	0.42
Class Z	0.49

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,000 Class C shares. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Annual Report 2012	27

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $11,918 for Class A and $41 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.10%
Class C	1.85
Class I	0.74
Class R	1.35
Class W	1.10
Class Z	0.85

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.10%
Class C	1.85
Class I	0.79
Class R	1.35
Class W	1.10
Class Z	0.85

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, post-October capital losses and re-characterization of real estate investment trust (REIT) distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(6,679)
Accumulated net realized loss	7,627
Paid-in capital	(948)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year was as follows:

Year Ended May 31, 2012
Ordinary income	$793,862
Long-term capital gains	—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$740,538
Undistributed accumulated long-term gain	7,627
Accumulated realized loss	(357,864)
Unrealized depreciation	(221,986)

28	Annual Report 2012

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

At May 31, 2012, the cost of investments for federal income tax purposes was $96,390,217 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,366,551
Unrealized depreciation	(2,586,395)
Net unrealized depreciation	$(219,844)

Under current tax rules, regulated investment companies can elect to treat post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $357,864 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $111,130,417 and $17,753,642, respectively, for the year ended May 31, 2012.

Note 6. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 12.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 82.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Annual Report 2012	29

Columbia Flexible Capital Income Fund

Notes to Financial Statements (continued)

May 31, 2012

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the year ended May 31, 2012.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2012

Columbia Flexible Capital Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Flexible Capital Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Flexible Capital Income Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from July 28, 2011 (commencement of operations) to May 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Flexible Capital Income Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period from July 28, 2011 (commencement of operations) to May 31, 2012, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	31

Columbia High Yield Bond Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 94.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aerospace & Defense 2.8%
ADS Tactical, Inc. Senior Secured(a)
04/01/18	11.000%	11,620,000	11,649,050

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	4,887,000	5,058,045

Huntington Ingalls Industries, Inc.(b)
03/15/21	7.125%	3,158,000	3,276,425

Kratos Defense & Security Solutions, Inc. Senior Secured
06/01/17	10.000%	14,825,000	15,714,500

Oshkosh Corp.
03/01/20	8.500%	4,658,000	5,112,155

TransDigm, Inc.(b)
12/15/18	7.750%	3,884,000	4,126,750

Total			44,936,925

Automotive 2.8%
Allison Transmission, Inc.(a)(b)
05/15/19	7.125%	3,958,000	4,126,215

Chrysler Group LLC/Co-Issuer, Inc.(b) Secured
06/15/19	8.000%	1,814,000	1,818,535
06/15/21	8.250%	7,913,000	7,932,782

Dana Holding Corp. Senior Unsecured
02/15/19	6.500%	1,390,000	1,456,025

Dana Holding Corp.(b) Senior Unsecured
02/15/21	6.750%	2,179,000	2,326,083

Delphi Corp.(b)
05/15/19	5.875%	2,373,000	2,485,718
05/15/21	6.125%	1,582,000	1,684,830

Lear Corp.
03/15/18	7.875%	5,313,000	5,817,735
03/15/20	8.125%	2,352,000	2,628,360

Schaeffler Finance BV Senior Secured(a)
02/15/19	8.500%	3,087,000	3,256,785

Visteon Corp.(b)
04/15/19	6.750%	10,142,000	10,103,967

Total			43,637,035

Banking 0.4%
Lloyds Banking Group PLC(a)(c)
11/29/49	6.267%	4,113,000	2,323,845

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	3,386,000	3,546,835

Total			5,870,680

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Brokerage 1.1%
E*Trade Financial Corp. Senior Unsecured
12/01/15	7.875%	3,000,000	3,045,000
11/30/17	12.500%	8,069,000	9,259,178

Neuberger Berman Group LLC/Finance Corp.(a) Senior Unsecured
03/15/20	5.625%	2,066,000	2,112,485

Neuberger Berman Group LLC/Finance Corp.(a)(b) Senior Unsecured
03/15/22	5.875%	3,098,000	3,175,450

Total			17,592,113

Building Materials 2.0%
Building Materials Corp. of America Senior Notes(a)
05/01/21	6.750%	6,627,000	6,776,107

Gibraltar Industries, Inc.
12/01/15	8.000%	12,852,000	13,076,910

Interface, Inc.
12/01/18	7.625%	1,441,000	1,545,473

Norcraft Companies LP/Finance Corp. Secured
12/15/15	10.500%	5,399,000	5,156,045

Nortek, Inc.(b)
12/01/18	10.000%	899,000	948,445
04/15/21	8.500%	3,905,000	3,787,850

Total			31,290,830

Chemicals 4.5%
Celanese U.S. Holdings LLC(b)
06/15/21	5.875%	2,267,000	2,363,347

Hexion U.S. Finance Corp./Nova Scotia ULC Senior Secured(b)
02/01/18	8.875%	8,306,000	8,264,470

Hexion US Finance Corp. Senior Unsecured(a)(b)
04/15/20	6.625%	4,075,000	4,115,750

Huntsman International LLC
03/15/21	8.625%	1,854,000	2,076,480

Ineos Finance PLC(a) Senior Secured
05/15/15	9.000%	4,566,000	4,794,300
02/15/19	8.375%	5,512,000	5,663,580
05/01/20	7.500%	726,000	718,740

JM Huber Corp. Senior Unsecured(a)
11/01/19	9.875%	4,155,000	4,321,200

LyondellBasell Industries NV(a)(b)
11/15/21	6.000%	19,730,000	21,111,100
Senior Notes
04/15/24	5.750%	8,004,000	8,204,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

MacDermid, Inc.(a)
04/15/17	9.500%	2,051,500	2,133,560

Nova Chemicals Corp. Senior Unsecured
11/01/19	8.625%	1,497,000	1,672,898

Polypore International, Inc.
11/15/17	7.500%	4,965,000	5,188,425

Total			70,627,950

Construction Machinery 3.3%
CNH Capital LLC(a)
11/01/16	6.250%	6,147,000	6,408,248

Case New Holland, Inc.
12/01/17	7.875%	8,485,000	9,672,900

Columbus McKinnon Corp.
02/01/19	7.875%	1,817,000	1,916,935

Manitowoc Co., Inc. (The)(b)
02/15/18	9.500%	887,000	973,483

Neff Rental LLC/Finance Corp. Secured(a)
05/15/16	9.625%	6,845,000	6,793,662

UR Merger Sub Corp.
12/15/19	9.250%	7,295,000	8,042,737

UR Merger Sub Corp.(a)
05/15/20	7.375%	2,566,000	2,623,735

UR Merger Sub Corp.(a)(b)
04/15/22	7.625%	6,420,000	6,564,450

UR Merger Sub Corp.(b)
09/15/20	8.375%	3,082,000	3,143,640
Senior Unsecured
02/01/21	8.250%	2,760,000	2,918,700

Xerium Technologies, Inc.
06/15/18	8.875%	4,005,000	3,023,775

Total			52,082,265

Consumer Cyclical Services 0.5%
Goodman Networks, Inc. Senior Secured(a)
07/01/18	12.125%	4,334,000	4,382,758

Realogy Corp. Senior Secured(a)(b)
01/15/20	9.000%	3,391,000	3,391,000

Total			7,773,758

Consumer Products 0.7%
Jarden Corp.(b)
01/15/20	7.500%	3,000,000	3,255,000

Libbey Glass, Inc.(a)
05/15/20	6.875%	1,848,000	1,861,860

Sealy Mattress Co.(b)
06/15/14	8.250%	3,150,000	3,047,625

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Spectrum Brands, Inc.(a) Senior Secured
06/15/18	9.500%	2,023,000	2,235,415

Spectrum Brands, Inc.(a)(b) Senior Unsecured
03/15/20	6.750%	1,245,000	1,260,563

Total			11,660,463

Diversified Manufacturing 1.1%
Amsted Industries, Inc. Senior Notes(a)
03/15/18	8.125%	6,202,000	6,558,615

Tomkins LLC/Inc. Secured
10/01/18	9.000%	5,939,000	6,525,476

WireCo WorldGroup, Inc.
05/15/17	9.500%	3,463,000	3,601,520

Total			16,685,611

Electric 2.1%
AES Corp. (The)(a)(b) Senior Unsecured
07/01/21	7.375%	11,305,000	12,209,400

AES Corp. (The)(b) Senior Unsecured
10/15/17	8.000%	838,000	930,180
06/01/20	8.000%	2,665,000	2,998,125

CMS Energy Corp. Senior Unsecured
03/15/22	5.050%	1,277,000	1,322,885

Calpine Corp. Senior Secured(a)(b)
02/15/21	7.500%	11,345,000	11,855,525

GenOn Energy, Inc. Senior Unsecured
10/15/18	9.500%	4,207,000	3,912,510

Total			33,228,625

Entertainment 0.8%
AMC Entertainment, Inc.(b)
06/01/19	8.750%	5,850,001	6,259,500
12/01/20	9.750%	966,000	1,038,450

Speedway Motorsports, Inc.
02/01/19	6.750%	414,000	425,385

United Artists Theatre Circuit, Inc.(d)(e) 1995-A Pass-Through Certificates
07/01/15	9.300%	3,588,123	3,588,123
07/01/15	9.300%	1,156,069	1,156,069

Total			12,467,527

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Food and Beverage 0.4%
Cott Beverages, Inc.
09/01/18	8.125%	2,617,000	2,819,817

Cott Beverages, Inc.(b)
11/15/17	8.375%	2,421,000	2,608,628

Del Monte Corp.
02/15/19	7.625%	1,068,000	1,035,960

Total			6,464,405

Gaming 3.8%
Ameristar Casinos, Inc.(a)
04/15/21	7.500%	1,762,000	1,828,075

Caesars Entertainment Operating Co., Inc. Senior Secured
06/01/17	11.250%	5,573,000	5,921,312

Caesars Entertainment Operating Co., Inc.(a)(b) Senior Secured
02/15/20	8.500%	6,895,000	6,869,144

Caesars Entertainment Operating Co., Inc.(b) Secured
04/15/18	12.750%	3,570,000	2,820,300

Chester Downs & Marina LLC Senior Secured(a)(b)
02/01/20	9.250%	3,157,000	3,251,710

MGM Resorts International
03/01/18	11.375%	5,945,000	6,851,612
Senior Secured
03/15/20	9.000%	4,404,000	4,822,380

ROC Finance LLC/Corp. Secured(a)
09/01/18	12.125%	4,957,000	5,539,448

Seminole Indian Tribe of Florida(a)
10/01/17	7.750%	2,726,000	2,930,450
10/01/20	7.804%	1,650,000	1,631,801
Senior Secured
10/01/20	6.535%	5,120,000	5,131,878

Seneca Gaming Corp.(a) 12/01/18	8.250%	5,037,000	5,106,259

Tunica-Biloxi Gaming Authority Senior Unsecured(a)
11/15/15	9.000%	8,030,000	7,748,950

Total			60,453,319

Gas Pipelines 3.2%
El Paso LLC Senior Unsecured
06/15/14	6.875%	98,000	104,784
06/01/18	7.250%	1,098,000	1,235,250
01/15/32	7.750%	2,228,000	2,542,908

El Paso LLC(b) Senior Unsecured
09/15/20	6.500%	19,733,000	21,607,635

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	6,068,000	6,219,700

Regency Energy Partners LP/Finance Corp.
12/01/18	6.875%	5,867,000	6,160,350
07/15/21	6.500%	7,768,000	8,001,040

Southern Star Central Corp. Senior Unsecured
03/01/16	6.750%	5,381,000	5,461,715

Total			51,333,382

Health Care 8.5%
American Renal Associates Holdings, Inc. Senior Unsecured PIK
03/01/16	9.750%	1,333,736	1,387,085

American Renal Holdings, Inc. Senior Secured
05/15/18	8.375%	6,797,000	7,136,850

CHS/Community Health Systems, Inc.(b)
11/15/19	8.000%	6,814,000	6,958,797

ConvaTec Healthcare E SA Senior Unsecured(a)
12/15/18	10.500%	8,703,000	8,572,455

Emdeon, Inc.(a)
12/31/19	11.000%	4,375,000	4,856,250

Fresenius Medical Care U.S. Finance II, Inc.(a)
01/31/22	5.875%	6,147,000	6,116,265

Fresenius Medical Care U.S. Finance II, Inc.(a)(b)
07/31/19	5.625%	1,456,000	1,445,080

Fresenius Medical Care U.S. Finance, Inc.(a)
02/15/21	5.750%	2,900,000	2,863,750

Fresenius Medical Care U.S. Finance, Inc.(a)(b)
09/15/18	6.500%	1,104,000	1,150,920

HCA, Inc. Senior Secured
02/15/20	6.500%	8,248,000	8,711,950
02/15/20	7.875%	15,670,000	17,197,825

HCA, Inc.(b)
02/15/22	7.500%	6,054,000	6,345,349

Hanger Orthopedic Group, Inc.
11/15/18	7.125%	1,454,000	1,479,445

Health Management Associates, Inc. Senior Unsecured(a)(b)
01/15/20	7.375%	3,187,000	3,266,675

Healthsouth Corp.(b)
02/15/20	8.125%	3,537,000	3,784,590

IASIS Healthcare LLC/Capital Corp.(b)
05/15/19	8.375%	3,650,000	3,431,000

Kinetic Concepts, Inc./KCI U.S.A., Inc.(a)
11/01/19	12.500%	3,526,000	3,146,955

Kinetic Concepts, Inc./KCI U.S.A., Inc.(a)(b)
11/01/18	10.500%	5,240,000	5,292,400

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Multiplan, Inc.(a)
09/01/18	9.875%	8,488,000	8,997,280

Omnicare, Inc.
06/01/20	7.750%	857,000	938,415

PSS World Medical, Inc.(a)
03/01/22	6.375%	757,000	764,570

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	3,847,000	4,077,820

Physiotherapy Associates Holdings, Inc. Senior Unsecured(a)
05/01/19	11.875%	1,293,000	1,296,233

Radnet Management, Inc.
04/01/18	10.375%	1,800,000	1,782,000

Rural/Metro Corp. Senior Unsecured(a)
07/15/19	10.125%	3,255,000	3,092,250

STHI Holding Corp. Secured(a)
03/15/18	8.000%	1,873,000	1,966,650

United Surgical Partners International, Inc. Senior Unsecured(a)
04/01/20	9.000%	2,758,000	2,861,425

Vanguard Health Holding Co. II LLC/Inc.(a)
02/01/19	7.750%	1,222,000	1,185,340

Vanguard Health Holding Co. II LLC/Inc.(b)
02/01/18	8.000%	7,080,000	6,938,400
02/01/19	7.750%	6,406,000	6,277,880

Wolverine Healthcare Analytics Senior Unsecured(a)(f)
06/01/20	10.625%	2,312,000	2,323,560

Total			135,645,464

Healthcare Insurance 0.2%
AMERIGROUP Corp. Senior Unsecured
11/15/19	7.500%	2,300,000	2,461,000

Home Construction 0.7%
KB Home(b)
03/15/20	8.000%	1,897,000	1,835,348

Meritage Homes Corp.(a)
04/01/22	7.000%	1,873,000	1,901,095

Shea Homes LP/Funding Corp. Senior Secured(b)
05/15/19	8.625%	3,122,000	3,254,685

Taylor Morrison Communities, Inc./Monarch(a)
04/15/20	7.750%	4,021,000	4,141,630

Total			11,132,758

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Independent Energy 9.6%
Antero Resources Finance Corp.(a)
08/01/19	7.250%	1,035,000	1,047,938

Antero Resources Finance Corp.(b)
12/01/17	9.375%	272,000	293,760

Carrizo Oil & Gas, Inc.
10/15/18	8.625%	8,083,000	8,446,735

Chaparral Energy, Inc.
10/01/20	9.875%	2,097,000	2,332,913
09/01/21	8.250%	1,966,000	2,083,960

Chaparral Energy, Inc.(a)
11/15/22	7.625%	3,926,000	4,014,335

Chesapeake Energy Corp.(b)
08/15/20	6.625%	14,801,000	14,060,950
02/15/21	6.125%	7,240,000	6,805,600

Cimarex Energy Co.
05/01/22	5.875%	5,825,000	5,970,625

Comstock Resources, Inc.(f)
06/15/20	9.500%	7,105,000	6,771,349

Concho Resources, Inc.
01/15/21	7.000%	4,063,000	4,357,567
01/15/22	6.500%	809,000	845,405

Concho Resources, Inc.(b)
10/01/22	5.500%	3,987,000	3,917,227

Continental Resources, Inc.
10/01/19	8.250%	673,000	747,030
10/01/20	7.375%	2,347,000	2,581,700
04/01/21	7.125%	4,269,000	4,695,900

Continental Resources, Inc.(a)
09/15/22	5.000%	8,946,000	8,856,540

Everest Acquisition LLC/Finance, Inc.(a) Senior Secured
05/01/19	6.875%	4,412,000	4,522,300

Everest Acquisition LLC/Finance, Inc.(a)(b) Senior Unsecured
05/01/20	9.375%	6,289,000	6,446,225

Goodrich Petroleum Corp.(b)
03/15/19	8.875%	2,971,000	2,822,450

Hilcorp Energy I LP/Finance Co. Senior Notes(a)
02/15/20	8.000%	492,000	523,980

Kodiak Oil & Gas Corp.(a)
12/01/19	8.125%	13,842,000	14,257,260

Laredo Petroleum, Inc.
02/15/19	9.500%	10,797,000	11,984,670

Laredo Petroleum, Inc.(a)
05/01/22	7.375%	2,044,000	2,064,440

MEG Energy Corp.(a)
03/15/21	6.500%	5,806,000	5,922,120

Oasis Petroleum, Inc.
02/01/19	7.250%	6,286,000	6,474,580

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Oasis Petroleum, Inc.(b)
11/01/21	6.500%	5,761,000	5,761,000

QEP Resources, Inc. Senior Unsecured
03/01/21	6.875%	3,110,000	3,366,575

Range Resources Corp.
05/01/18	7.250%	67,000	70,518
05/15/19	8.000%	6,312,000	6,880,080

Range Resources Corp.(b)
08/15/22	5.000%	1,136,000	1,090,560

SM Energy Co. Senior Unsecured(b)
11/15/21	6.500%	2,397,000	2,450,932

Whiting Petroleum Corp.
10/01/18	6.500%	287,000	299,915

Total			152,767,139

Media Cable 3.2%
CCO Holdings LLC/Capital Corp.(b)
04/30/18	7.875%	1,890,000	2,022,300
01/15/19	7.000%	2,480,000	2,610,200
04/30/20	8.125%	7,252,000	7,995,330
01/31/22	6.625%	3,194,000	3,269,858

CSC Holdings LLC(a) Senior Unsecured
11/15/21	6.750%	3,997,000	4,046,963

CSC Holdings LLC(b) Senior Unsecured
02/15/19	8.625%	4,838,000	5,394,370

Cablevision Systems Corp. Senior Unsecured(b)
04/15/20	8.000%	200,000	208,500

DISH DBS Corp.
06/01/21	6.750%	13,089,000	13,514,392

DISH DBS Corp.(b)
09/01/19	7.875%	1,784,000	1,984,700

UPCB Finance V Ltd. Senior Secured(a)
11/15/21	7.250%	3,205,000	3,301,639

UPCB Finance VI Ltd. Senior Secured(a)(b)
01/15/22	6.875%	3,111,000	3,065,267

Videotron Ltee(a)(b)
07/15/22	5.000%	3,578,000	3,488,550

Virgin Media Finance PLC
02/15/22	5.250%	402,000	391,950

Total			51,294,019

Media Non-Cable 7.3%
AMC Networks, Inc.(a)(b)
07/15/21	7.750%	11,163,000	12,390,930

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Clear Channel Worldwide Holdings, Inc.
12/15/17	9.250%	2,333,000	2,496,310
12/15/17	9.250%	6,996,000	7,520,700

Clear Channel Worldwide Holdings, Inc.(a)
03/15/20	7.625%	1,600,000	1,504,000
03/15/20	7.625%	12,414,000	11,855,370

Hughes Satellite Systems Corp.(b)
06/15/21	7.625%	8,600,000	8,901,000

Intelsat Jackson Holdings SA(a)
10/15/20	7.250%	8,529,000	8,465,032

Intelsat Jackson Holdings SA(b)
04/01/21	7.500%	3,330,000	3,330,000

Intelsat Luxembourg SA(a)(c)
PIK 02/04/17	11.500%	4,084,000	3,971,690

Intelsat Luxembourg SA(b)
PIK 02/04/17	11.500%	4,715,000	4,632,488

Lamar Media Corp.(a)(b)
02/01/22	5.875%	8,358,000	8,410,237

National CineMedia LLC Senior Unsecured
07/15/21	7.875%	4,233,000	4,423,485

National CineMedia LLC(a) Senior Secured
04/15/22	6.000%	4,164,000	4,153,590

Nielsen Finance LLC/Co.(b)
10/15/18	7.750%	10,946,000	11,766,950

Salem Communications Corp. Secured
12/15/16	9.625%	4,730,000	5,179,350

Sinclair Television Group, Inc. Secured(a)
11/01/17	9.250%	2,760,000	3,036,000

Univision Communications, Inc.(a) Senior Secured
05/15/19	6.875%	4,275,000	4,168,125
11/01/20	7.875%	6,140,000	6,278,150

Univision Communications, Inc.(a)(b)
05/15/21	8.500%	4,064,000	3,911,600

Total			116,395,007

Metals 4.5%
Alpha Natural Resources, Inc.(b)
06/01/19	6.000%	3,164,000	2,839,690
06/01/21	6.250%	2,246,000	2,015,785

Arch Coal, Inc.(a)(b)
06/15/19	7.000%	2,043,000	1,751,873
06/15/21	7.250%	3,332,000	2,848,860

CONSOL Energy, Inc.
04/01/20	8.250%	3,025,000	3,025,000

Calcipar SA Senior Secured(a)
05/01/18	6.875%	7,740,000	7,759,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

FMG Resources August 2006 Proprietary Ltd.(a)(b)
02/01/16	6.375%	3,403,000	3,326,433
02/01/18	6.875%	2,796,000	2,747,070
11/01/19	8.250%	8,498,000	8,880,410
Senior Unsecured
04/01/22	6.875%	3,778,000	3,636,325

Inmet Mining Corp. Senior Notes(a)
06/01/20	8.750%	10,120,000	9,867,000

JMC Steel Group Senior Notes(a)
03/15/18	8.250%	7,168,000	7,239,680

Peabody Energy Corp.(a)
11/15/18	6.000%	4,817,000	4,804,957

Peabody Energy Corp.(a)(b)
11/15/21	6.250%	3,747,000	3,737,632

Rain CII Carbon LLC/Corp. Senior Secured(a)
12/01/18	8.000%	6,565,000	6,876,837

Total			71,356,902

Non-Captive Consumer 1.1%
SLM Corp. Senior Unsecured
03/25/20	8.000%	7,579,000	7,757,281

SLM Corp.(b) Senior Unsecured
01/25/22	7.250%	3,836,000	3,754,615

Springleaf Finance Corp. Senior Unsecured
12/15/17	6.900%	7,729,000	6,067,265

Total			17,579,161

Non-Captive Diversified 5.4%
Ally Financial, Inc.
03/15/20	8.000%	28,933,000	32,621,957

Ally Financial, Inc.(b)
09/15/20	7.500%	5,447,000	5,978,083

CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	3,684,000	3,536,640

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	6,475,000	6,717,813
Senior Unsecured
02/15/19	5.500%	9,924,000	9,675,900

CIT Group, Inc.(b) Senior Unsecured
03/15/18	5.250%	5,597,000	5,513,045

International Lease Finance Corp. Senior Unsecured
09/01/17	8.875%	7,095,000	7,946,400
04/01/19	5.875%	3,168,000	3,111,866

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

International Lease Finance Corp.(b) Senior Unsecured
03/15/17	8.750%	670,000	743,700
05/15/19	6.250%	5,249,000	5,249,000
12/15/20	8.250%	4,250,000	4,738,750
01/15/22	8.625%	521,000	593,940

Total			86,427,094

Oil Field Services 2.4%
Atwood Oceanics, Inc. Senior Unsecured
02/01/20	6.500%	11,946,000	12,364,110

Green Field Energy Services, Inc. Senior Secured(a)
11/15/16	13.000%	7,126,000	6,983,480

Offshore Group Investments Ltd. Senior Secured
08/01/15	11.500%	11,061,000	11,779,965

Offshore Group Investments Ltd.(a) Senior Secured
08/01/15	11.500%	4,830,000	5,143,950

Oil States International, Inc.(b)
06/01/19	6.500%	2,292,000	2,366,490

Total			38,637,995

Packaging 2.2%
ARD Finance SA Senior Secured PIK(a)(b)
06/01/18	11.125%	1,691,189	1,615,086

Ardagh Packaging Finance PLC/MP Holdings U.S.A., Inc. Senior Unsecured(a)
10/15/20	9.125%	259,000	266,770

Ardagh Packaging Finance PLC(a) Senior Secured
10/15/17	7.375%	3,992,000	4,251,480

Ardagh Packaging Finance PLC(a)(b)
10/15/20	9.125%	3,580,000	3,723,200

Berry Plastics Corp. Secured(b)
01/15/21	9.750%	3,590,000	3,733,600

Reynolds Group Issuer, Inc./LLC(a) Senior Secured
04/15/19	7.125%	5,920,000	6,082,800

Reynolds Group Issuer, Inc./LLC(a)(b)
04/15/19	9.000%	2,160,000	2,073,600
02/15/21	8.500%	5,607,000	5,172,457
Senior Secured
08/15/19	7.875%	2,398,000	2,535,885
Senior Unsecured
08/15/19	9.875%	2,192,000	2,186,520
08/15/19	9.875%	3,249,000	3,240,878

Total			34,882,276

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Paper 0.2%
Cascades, Inc.(b)
12/15/17	7.750%	3,081,000	3,065,595
01/15/20	7.875%	733,000	718,340

Total			3,783,935

Pharmaceuticals 0.9%
Endo Health Solutions, Inc.
01/15/22	7.250%	1,943,000	2,030,435

Grifols, Inc.
02/01/18	8.250%	6,037,000	6,421,859

Mylan, Inc.(a)
11/15/18	6.000%	3,661,000	3,779,982

Pharmaceutical Product Development, Inc. Senior Unsecured(a)(b)
12/01/19	9.500%	1,677,000	1,786,005

Total			14,018,281

Retailers 3.3%
99 Cents Only Stores(a)
12/15/19	11.000%	2,331,000	2,488,343

AutoNation, Inc.
02/01/20	5.500%	337,000	339,528

Burlington Coat Factory Warehouse Corp.(b)
02/15/19	10.000%	7,599,000	7,845,967

J Crew Group, Inc.
03/01/19	8.125%	1,325,000	1,329,969

Jo-Ann Stores, Inc. Senior Unsecured(a)(b)
03/15/19	8.125%	5,307,000	5,187,592

Limited Brands, Inc.
04/01/21	6.625%	7,242,000	7,767,045
02/15/22	5.625%	3,035,000	3,057,762

Limited Brands, Inc.(b)
05/01/20	7.000%	1,600,000	1,768,000

Rite Aid Corp. Senior Secured
08/15/20	8.000%	5,057,000	5,531,094
Senior Unsecured
02/15/27	7.700%	3,804,000	3,100,260

Rite Aid Corp.(a)
03/15/20	9.250%	2,576,000	2,466,520

Rite Aid Corp.(a)(b)
03/15/20	9.250%	5,826,000	5,592,960

Rite Aid Corp.(b)
06/15/17	9.500%	3,100,000	2,976,000

Sally Holdings LLC/Capital, Inc.(a)(b)
11/15/19	6.875%	2,834,000	3,011,125

Total			52,462,165

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Technology 5.1%
Alliance Data Systems Corp.(a)(b)
04/01/20	6.375%	2,152,000	2,141,240

Amkor Technology, Inc. Senior Unsecured
05/01/18	7.375%	1,663,000	1,663,000

Amkor Technology, Inc.(b) Senior Unsecured
06/01/21	6.625%	7,217,000	6,783,980

Anixter, Inc.
05/01/19	5.625%	1,228,000	1,249,490

Brocade Communications Systems, Inc. Senior Secured
01/15/20	6.875%	3,315,000	3,613,350

CDW LLC/Finance Corp.(a)
04/01/19	8.500%	847,000	869,234

CDW LLC/Finance Corp.(b)
04/01/19	8.500%	8,543,000	8,777,932

Cardtronics, Inc.
09/01/18	8.250%	2,227,000	2,455,268

CommScope, Inc.(a)(b)
01/15/19	8.250%	3,774,000	3,882,503

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	4,579,000	4,899,530

First Data Corp.(a) Senior Secured
08/15/20	8.875%	4,595,000	4,905,162

First Data Corp.(a)(b) Senior Secured
06/15/19	7.375%	6,532,000	6,532,000

First Data Corp.(b)
01/15/21	12.625%	9,712,000	9,153,560

Freescale Semiconductor, Inc.(a) Senior Secured
04/15/18	9.250%	4,479,000	4,714,147

Freescale Semiconductor, Inc.(b)
08/01/20	10.750%	1,500,000	1,605,000

Interactive Data Corp.
08/01/18	10.250%	7,900,000	8,749,250

NXP BV/Funding LLC Senior Secured(a)(b)
08/01/18	9.750%	7,211,000	8,184,485

Total			80,179,131

Transportation Services 0.8%
Avis Budget Car Rental LLC/Finance, Inc.
03/15/20	9.750%	6,778,000	7,421,910

Hertz Corp. (The)(b)
10/15/18	7.500%	2,308,000	2,403,205
01/15/21	7.375%	2,696,000	2,827,430

Total			12,652,545

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Wireless 3.7%
Cricket Communications, Inc.(b)
10/15/20	7.750%	3,200,000	2,928,000

MetroPCS Wireless, Inc.(b)
09/01/18	7.875%	5,370,000	5,450,550

SBA Telecommunications, Inc.
08/15/16	8.000%	4,514,000	4,818,695
08/15/19	8.250%	583,000	632,555

Sprint Capital Corp.
11/15/28	6.875%	45,000	33,413

Sprint Nextel Corp.(a)(b)
11/15/18	9.000%	16,087,000	17,373,960
Senior Unsecured
03/01/17	9.125%	801,000	794,992
11/15/21	11.500%	4,050,000	4,272,750

Sprint Nextel Corp.(b) Senior Unsecured
08/15/17	8.375%	13,434,000	12,896,640

Wind Acquisition Finance SA(a) Senior Secured
02/15/18	7.250%	8,802,000	7,569,720

Wind Acquisition Finance SA(a)(b) Secured
07/15/17	11.750%	3,127,000	2,657,950

Total			59,429,225

Wirelines 5.6%
CenturyLink, Inc. Senior Unsecured
06/15/21	6.450%	18,850,000	19,527,167
03/15/22	5.800%	6,198,000	6,115,598

Frontier Communications Corp. Senior Unsecured
04/15/20	8.500%	630,000	631,575

Frontier Communications Corp.(b) Senior Unsecured
03/15/19	7.125%	6,916,000	6,656,650
04/15/22	8.750%	2,820,000	2,841,150

Integra Telecom Holdings, Inc. Senior Secured(a)
04/15/16	10.750%	2,597,000	2,493,120

Level 3 Communications, Inc. Senior Unsecured(b)
02/01/19	11.875%	5,219,000	5,597,377

Level 3 Financing, Inc.
07/01/19	8.125%	6,018,000	6,018,000

Level 3 Financing, Inc.(a)(b)
07/15/20	8.625%	1,800,000	1,836,000

Level 3 Financing, Inc.(b)
02/01/18	10.000%	5,318,000	5,730,145
04/01/19	9.375%	2,205,000	2,342,813

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

PAETEC Holding Corp.
12/01/18	9.875%	8,065,000	8,851,337
Senior Secured
06/30/17	8.875%	4,845,000	5,208,375

Qwest Corp. Senior Unsecured
12/01/21	6.750%	4,718,000	5,267,732

Windstream Corp.
10/15/20	7.750%	1,850,000	1,850,000

Windstream Corp.(b)
09/01/18	8.125%	935,000	970,063
10/01/21	7.750%	2,470,000	2,476,175

tw telecom holdings, inc.
03/01/18	8.000%	4,798,000	5,205,830

Total			89,619,107

Total Corporate Bonds & Notes (Cost: $1,470,536,061)			1,496,828,092

Senior Loans 1.8%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Automotive 0.1%
Schaeffler AG Tranche C2 Term Loan(c)(g)
01/27/17	6.000%	1,934,000	1,924,330

Brokerage 0.2%
Nuveen Investments, Inc. 2nd Lien Term Loan(c)(g)
02/28/19	8.250%	3,812,000	3,834,643

Gaming 0.3%
Caesars Octavius LLC Tranche B Term Loan(c)(g)
04/25/17	9.250%	1,982,000	1,972,090

ROC Finance LLC Tranche B Term Loan(c)(g)
08/19/17	8.500%	1,981,000	1,993,381

Total			3,965,471

Media Non-Cable 0.7%
Cumulus Media Holdings, Inc. 2nd Lien Term Loan(c)(g)
03/18/19	7.500%	10,504,000	10,519,756

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)

Property & Casualty 0.5%
Lonestar Intermediate Super Holdings LLC Term Loan(c)(g)
09/02/19	11.000%	8,420,000	8,551,605

Total Senior Loans (Cost: $28,122,417)			28,795,805

Common Stocks 0.1%
Issuer	Shares	Value ($)

Consumer Discretionary 0.1%
Textiles, Apparel & Luxury Goods 0.1%

Arena Brands, Inc.(d)(e)(h)	111,111	725,555

Total Consumer Discretionary		725,555

Total Common Stocks (Cost: $5,888,888)		725,555

Warrants —%

Energy —%
Energy Equipment & Services —%

Green Field Energy Services, Inc.(h)	9,166	559,126

Total Energy		559,126

Total Warrants (Cost: $430,884)		559,126

Limited Partnerships —%
Financials —%
Diversified Financial Services —%

Varde Fund V LP(d)(e)(i)	25,000,000	301,908

Total Financials		301,908

Total Limited Partnerships (Cost: $—)		301,908

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund,
0.161%(j)(k)	35,733,551	35,733,551

Total Money Market Funds (Cost: $35,733,551)		35,733,551

Investments of Cash Collateral Received for Securities on Loan 25.3%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 1.7%
Atlantis One
08/01/12	0.662%	9,966,633	9,966,633

Kells Funding LLC
06/04/12	0.501%	1,997,361	1,997,361
10/12/12	0.612%	9,969,161	9,969,161

Working Capital Management Co., L.P.
06/11/12	0.240%	4,998,867	4,998,867

Total			26,932,022

Certificates of Deposit 14.0%
ABM AMRO Bank N.V.
06/21/12	0.400%	4,994,894	4,994,894
08/08/12	0.460%	3,995,303	3,995,303

Australia and New Zealand Bank Group, Ltd.
08/07/12	0.650%	5,000,000	5,000,000

Bank of Nova Scotia
07/26/12	0.319%	10,000,000	10,000,000

Banque et Caisse d’Epargne de l’Etat
06/15/12	0.430%	4,994,512	4,994,512

Barclays Bank PLC
07/18/12	0.280%	15,000,000	15,000,000

Credit Suisse
08/30/12	0.300%	10,000,000	10,000,000
10/09/12	0.500%	5,000,000	5,000,000

DZ Bank AG
07/27/12	0.320%	10,000,000	10,000,000

Deutsche Bank AG
09/14/12	0.750%	12,000,000	12,000,000

DnB NOR ASA
09/14/12	0.530%	10,000,000	10,000,000

Hong Kong Shanghai Bank Corp., Ltd.
06/25/12	0.240%	15,000,000	15,000,000

Mitsubishi UFJ Trust and Banking Corp.
08/24/12	0.395%	4,000,102	4,000,102
10/12/12	0.530%	10,000,000	10,000,000

Mizuho Corporate Bank Ltd.
06/01/12	0.370%	15,000,000	15,000,000

N.V. Bank Nederlandse Gemeenten
06/29/12	0.260%	5,000,000	5,000,000

National Australia Bank
08/16/12	0.339%	6,000,000	6,000,000

Natixis
06/05/12	0.250%	5,000,000	5,000,000

Nordea Bank AB
08/23/12	0.290%	5,000,000	5,000,000

Norinchukin Bank
08/21/12	0.390%	5,000,000	5,000,000
08/22/12	0.390%	10,000,000	10,000,000
10/31/12	0.560%	4,000,000	4,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Rabobank
07/31/12	0.660%	5,000,000	5,000,000

Standard Chartered Bank PLC
10/05/12	0.630%	9,968,077	9,968,077

Sumitomo Mitsui Banking Corp.
06/04/12	0.375%	10,000,000	10,000,000
07/24/12	0.350%	5,000,000	5,000,000

Sumitomo Trust & Banking Co., Ltd.
11/01/12	0.479%	10,000,000	10,000,000

Svenska Handelsbanken
08/30/12	0.580%	8,000,000	8,000,000

Total			222,952,888

Commercial Paper 4.7%
Bank of New Zealand
11/02/12	0.359%	8,000,000	8,000,000

Caisse d’Amortissement de la Dette Sociale
08/10/12	0.531%	4,989,474	4,989,474

Development Bank of Singapore Ltd.
08/02/12	0.551%	7,978,733	7,978,733

DnB NOR
08/30/12	0.489%	5,000,000	5,000,000

Macquarie Bank Ltd.
10/19/12	0.980%	5,000,000	5,000,000

Nordea Bank AB
07/24/12	0.627%	4,984,201	4,984,201
08/14/12	0.592%	4,985,168	4,985,168

Rabobank
07/09/12	0.290%	4,196,955	4,196,955

Skandinaviska Enskilda Banken AB
06/15/12	0.330%	9,994,500	9,994,500
07/17/12	0.300%	4,997,333	4,997,333

Suncorp Metway Ltd.
06/04/12	0.450%	4,996,063	4,996,063
06/05/12	0.460%	3,996,882	3,996,882
06/13/12	0.450%	4,996,063	4,996,063

Total			74,115,372

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Other Short-Term Obligations 0.4%
Natixis Financial Products LLC
06/01/12	0.520%	6,500,000	6,500,000

Repurchase Agreements 4.5%
BNP Paribas Securities Corp. dated 05/31/12, matures 06/01/12, repurchase price $16,109,138(l)
06/01/12	0.210%	16,109,045	16,109,045

Citigroup Global Markets, Inc. dated 05/31/12, matures 06/01/12, repurchase price $10,000,061(l)
06/01/12	0.220%	10,000,000	10,000,000

Goldman Sachs & Co. dated 05/29/12, matures 06/05/12, repurchase price $10,000,264(l)
06/05/12	0.190%	10,000,000	10,000,000

Mizuho Securities USA, Inc. dated 05/31/12, matures 06/01/12, repurchase price $15,000,104(l)
06/01/12	0.250%	15,000,000	15,000,000

Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $15,000,100(l)
06/01/12	0.240%	15,000,000	15,000,000

Nomura Securities dated 05/31/12, matures 06/31/12, repurchase price $5,000,032(l)
06/01/12	0.230%	5,000,000	5,000,000

Total			71,109,045

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $401,609,327)			401,609,327

Total Investments (Cost: $1,942,321,128)			1,964,553,364

Other Assets & Liabilities, Net			(375,003,379)

Net Assets			1,589,549,985

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $605,372,133 or 38.08% of net assets.

(b)	At May 31, 2012, security was partially or fully on loan.

(c)	Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2012 was $5,771,655, representing 0.36% of net assets. Information concerning such security holdings at May 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Arena Brands, Inc.	09/03/92	5,888,888

United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates 9.300% 07/01/15	08/12/96 - 04/03/02	3,496,345

United Artists Theatre Circuit, Inc.
1995-A Pass-Through Certificates 9.300% 07/01/15	12/06/01	1,038,362

Varde Fund V LP	04/27/00 - 06/19/00	—	*

*	The original cost for this position was $25,000,000. From September 29, 2004 through May 7, 2005, $25,000,000 was returned to the Fund in the form of return of capital.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2012, the value of these securities amounted to $5,771,655, which represents 0.36% of net assets.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of May 31, 2012. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(h)	Non-income producing.

(i)	At May 31, 2012, there was no capital committed to the LLC or LP for future investment.

(j)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(k)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short- Term Cash Fund	94,250,631	874,713,392	(933,230,472)	—	35,733,551	98,340	35,733,551

(l)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.210%)
Ginnie Mae I Pool	14,654,054

Ginnie Mae II Pool	1,777,171

Total market value of collateral securities	16,431,225

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	50,267

Fannie Mae REMICS	3,958,609

Fannie Mae-Aces	82,117

Freddie Mac Reference REMIC	22,071

Freddie Mac REMICS	5,037,192

Government National Mortgage Association	1,049,744

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Goldman Sachs & Co. (0.190%)
Fannie Mae Pool	6,702,191

Freddie Mac Gold Pool	3,401,254

Freddie Mac Non Gold Pool	96,555

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.250%)
Fannie Mae Grantor Trust	455,533

Fannie Mae Pool	35,198

Fannie Mae REMICS	7,710,571

Fannie Mae Whole Loan	531,790

FHLMC Structured Pass Through Securities	242,858

Freddie Mac Non Gold Pool	1,063,856

Freddie Mac REMICS	1,011,244

Ginnie Mae II Pool	4,248,950

Total market value of collateral securities	15,300,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	1,266,746

Fannie Mae REMICS	4,080,442

Fannie Mae-Aces	49,501

Freddie Mac Gold Pool	1,719,874

Freddie Mac REMICS	3,360,198

Government National Mortgage Association	3,347,982

United States Treasury Note/Bond	1,475,360

Total market value of collateral securities	15,300,103

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,178,597

Freddie Mac Gold Pool	1,132,644

Ginnie Mae II Pool	1,788,759

Total market value of collateral securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Abbreviation Legend

PIK	Payment-in-Kind

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes

Entertainment	—	7,723,335	4,744,192	12,467,527

All other industries	—	1,484,360,565	—	1,484,360,565

Total Bonds	—	1,492,083,900	4,744,192	1,496,828,092

Equity Securities

Common Stocks

Consumer Discretionary	—	—	725,555	725,555

Warrants

Energy	—	559,126	—	559,126

Total Equity Securities	—	559,126	725,555	1,284,681

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia High Yield Bond Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Other

Senior Loans	—	28,795,805	—	28,795,805

Limited Partnerships	—	—	301,908	301,908

Money Market Funds	35,733,551	—	—	35,733,551

Investments of Cash Collateral Received for Securities on Loan	—	401,609,327	—	401,609,327

Total Other	35,733,551	430,405,132	301,908	466,440,591

Total	35,733,551	1,923,048,158	5,771,655	1,964,553,364

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Corporate Bonds and Limited Partnership Securities classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the utilization of single market quotations from broker dealers, estimated cash flows of the security and observed yields on securities management deemed comparable. Certain common stock classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Common Stocks ($)	Senior Loans ($)	Limited Partnerships ($)	Total ($)
Balance as of May 31, 2011	6,108,884	725,555	2,237,405	481,925	9,553,769

Accrued discounts/premiums	92,977	—	683	—	93,660

Realized gain (loss)	29,063	—	9,941	—	39,004

Change in unrealized appreciation (depreciation)(a)	(189,105)	—	(12,412)	(180,017)	(381,534)

Sales	(1,297,627)	—	(2,235,617)	—	(3,533,244)

Purchases	—	—	—	—	—

Transfers into Level 3	—	—	—	—	—

Transfers out of Level 3	—	—	—	—	—

Balance as of May 31, 2012	4,744,192	725,555	—	301,908	5,771,655

(a)	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $(369,122), which is comprised of Corporate Bonds & Notes of $(189,105) and Limited Partnerships of $(180,017).

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia High Yield Bond Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $1,504,978,250)	$1,527,210,486

Affiliated issuers (identified cost $35,733,551)	35,733,551

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $330,500,282)	330,500,282

Repurchase agreements (identified cost $71,109,045)	71,109,045

Total investments (identified cost $1,942,321,128)	1,964,553,364

Receivable for:

Investments sold	29,147,195

Capital shares sold	8,395,877

Dividends	3,737

Interest	30,962,270

Reclaims	39,732

Expense reimbursement due from Investment Manager	114

Prepaid expenses	2,145

Total assets	2,033,104,434

Liabilities

Disbursements in excess of cash	2,483

Due upon return of securities on loan	401,609,327

Payable for:

Investments purchased	10,056,728

Investments purchased on a delayed delivery basis	9,068,206

Capital shares purchased	13,739,095

Dividend distributions to shareholders	8,560,621

Investment management fees	24,622

Distribution fees	11,500

Transfer agent fees	150,878

Administration fees	2,820

Plan administration fees	16,567

Compensation of board members	76,284

Other expenses	235,318

Total liabilities	443,554,449

Net assets applicable to outstanding capital stock	$1,589,549,985

Represented by

Paid-in capital	$1,784,995,230

Excess of distributions over net investment income	(17,644,297)

Accumulated net realized loss	(200,033,184)

Unrealized appreciation (depreciation) on:

Investments	22,232,236

Total — representing net assets applicable to outstanding capital stock	$1,589,549,985

* Value of securities on loan	$392,489,300

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia High Yield Bond Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$1,170,173,009

Shares outstanding	420,487,934

Net asset value per share	$2.78

Maximum offering price per share(a)	$2.92

Class B

Net assets	$34,360,918

Shares outstanding	12,357,371

Net asset value per share	$2.78

Class C

Net assets	$75,595,922

Shares outstanding	27,344,610

Net asset value per share	$2.76

Class I

Net assets	$141,387,565

Shares outstanding	50,908,542

Net asset value per share	$2.78

Class R

Net assets	$7,581,986

Shares outstanding	2,716,332

Net asset value per share	$2.79

Class R3

Net assets	$8,176,164

Shares outstanding	2,922,281

Net asset value per share	$2.80

Class R4

Net assets	$63,275,955

Shares outstanding	22,716,125

Net asset value per share	$2.79

Class R5

Net assets	$8,674,526

Shares outstanding	3,118,168

Net asset value per share	$2.78

Class W

Net assets	$44,832,162

Shares outstanding	16,238,941

Net asset value per share	$2.76

Class Z

Net assets	$35,491,778

Shares outstanding	12,758,473

Net asset value per share	$2.78

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia High Yield Bond Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income
Income:
Interest	$120,909,162
Dividends from affiliates	98,340
Income from securities lending — net	1,234,522
Foreign taxes withheld	(75,684)

Total income	122,166,340

Expenses:
Investment management fees	9,145,657
Distribution fees
Class A	2,973,502
Class B	391,250
Class C	722,522
Class R	35,506
Class R3	18,657
Class W	124,092
Transfer agent fees
Class A	2,044,151
Class B	70,043
Class C	123,922
Class R	12,123
Class R3	3,661
Class R4	31,705
Class R5	5,300
Class W	94,792
Class Z	56,626
Administration fees	1,044,473
Plan administration fees
Class R3	18,657
Class R4	149,353
Compensation of board members	37,225
Custodian fees	27,609
Printing and postage fees	160,597
Registration fees	98,427
Professional fees	61,920
Other	70,015

Total expenses	17,521,785
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(624,232)
Expense reductions	(3,799)

Total net expenses	16,893,754

Net investment income	105,272,586

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	21,118,944
Swap contracts	80,556

Net realized gain	21,199,500
Net change in unrealized appreciation (depreciation) on:
Investments	(65,543,669)

Net change in unrealized depreciation	(65,543,669)

Net realized and unrealized loss	(44,344,169)

Net increase in net assets resulting from operations	$60,928,417

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia High Yield Bond Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011
Operations

Net investment income	$105,272,586	$127,677,123

Net realized gain	21,199,500	102,850,449

Net change in unrealized appreciation (depreciation)	(65,543,669)	56,329,425

Net increase in net assets resulting from operations	60,928,417	286,856,997

Distributions to shareholders:

Net investment income
Class A	(78,394,473)	(90,917,280)
Class B	(2,280,700)	(4,469,624)
Class C	(4,218,314)	(4,657,740)
Class I	(9,857,220)	(11,700,206)
Class R	(450,338)	(463,539)
Class R3	(478,704)	(420,391)
Class R4	(3,980,659)	(3,984,816)
Class R5	(718,314)	(1,137,533)
Class W	(3,308,902)	(7,470,641)
Class Z	(2,577,130)	(261,629)

Net realized gains
Class A	(1,876,271)	—
Class B	(57,189)	—
Class C	(113,990)	—
Class I	(235,917)	—
Class R	(11,180)	—
Class R3	(11,794)	—
Class R4	(93,095)	—
Class R5	(21,743)	—
Class W	(52,939)	—
Class Z	(24,520)	—

Total distributions to shareholders	(108,763,392)	(125,483,399)

Increase (decrease) in net assets from share transactions	(164,695,402)	(20,448,379)

Proceeds from regulatory settlements (Note 6)	1,441,017	—

Total increase (decrease) in net assets	(211,089,360)	140,925,219

Net assets at beginning of year	1,800,639,345	1,659,714,126

Net assets at end of year	$1,589,549,985	$1,800,639,345

Excess of distributions over net investment income	$(17,644,297)	$(14,355,469)

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia High Yield Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	112,864,450	309,192,420	104,329,829	287,634,139

Distributions reinvested	20,895,760	57,738,939	21,745,616	60,248,228

Redemptions	(181,351,231)	(501,305,563)	(115,043,383)	(317,311,123)

Net increase (decrease)	(47,591,021)	(134,374,204)	11,032,062	30,571,244

Class B shares

Subscriptions	1,150,608	3,155,548	1,848,125	5,056,098

Distributions reinvested	692,213	1,911,969	1,306,638	3,602,392

Redemptions(a)	(11,449,721)	(32,143,678)	(16,132,801)	(43,845,006)

Net decrease	(9,606,900)	(27,076,161)	(12,978,038)	(35,186,516)

Class C shares

Subscriptions	6,311,968	17,335,256	4,631,176	12,817,398

Distributions reinvested	1,145,821	3,141,975	1,109,589	3,051,784

Redemptions	(6,929,584)	(19,044,090)	(6,117,903)	(16,795,742)

Net increase (decrease)	528,205	1,433,141	(377,138)	(926,560)

Class I shares

Subscriptions	12,007,412	31,760,734	14,882,771	41,376,336

Distributions reinvested	3,659,254	10,092,443	4,298,915	11,897,906

Redemptions	(11,214,728)	(31,317,493)	(28,096,288)	(79,033,588)

Net increase (decrease)	4,451,938	10,535,684	(8,914,602)	(25,759,346)

Class R shares

Subscriptions	1,836,879	5,119,042	1,475,382	4,106,343

Distributions reinvested	70,169	194,556	58,129	161,966

Redemptions	(1,684,103)	(4,693,518)	(1,214,328)	(3,420,132)

Net increase	222,945	620,080	319,183	848,177

Class R3 shares

Subscriptions	685,949	1,895,716	1,664,300	4,566,602

Distributions reinvested	176,476	490,188	152,510	426,379

Redemptions	(518,734)	(1,437,918)	(764,352)	(2,101,842)

Net increase	343,691	947,986	1,052,458	2,891,139

Class R4 shares

Subscriptions	4,524,463	12,455,038	11,607,397	31,608,848

Distributions reinvested	1,473,659	4,072,693	1,458,513	4,048,371

Redemptions	(4,676,597)	(12,898,658)	(8,293,216)	(22,571,716)

Net increase	1,321,525	3,629,073	4,772,694	13,085,503

Class R5 shares

Subscriptions	3,556,635	9,305,033	3,016,866	7,879,509

Distributions reinvested	267,143	739,725	416,365	1,150,645

Redemptions	(4,690,187)	(13,185,134)	(2,502,954)	(7,056,599)

Net increase (decrease)	(866,409)	(3,140,376)	930,277	1,973,555

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia High Yield Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Class W shares

Subscriptions	7,806,168	21,624,444	12,807,770	34,412,756

Distributions reinvested	1,224,122	3,361,525	2,779,623	7,632,566

Redemptions	(24,305,157)	(65,428,497)	(22,780,180)	(62,422,756)

Net decrease	(15,274,867)	(40,442,528)	(7,192,787)	(20,377,434)

Class Z shares

Subscriptions	53,995,479	148,647,049	6,325,242	17,768,113

Distributions reinvested	808,536	2,262,083	90,048	255,670

Redemptions	(46,434,840)	(127,737,229)	(2,025,992)	(5,591,924)

Net increase	8,369,175	23,171,903	4,389,298	12,431,859

Total net decrease	(58,101,718)	(164,695,402)	(6,966,593)	(20,448,379)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia High Yield Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012	2011	2010	2009	2008
Per share data

Net asset value, beginning of period	$2.86	$2.61	$2.30	$2.74	$3.02

Income from investment operations:

Net investment income	0.18	0.20	0.20	0.22	0.22

Net realized and unrealized gain (loss)	(0.07)	0.25	0.31	(0.44)	(0.29)

Total from investment operations	0.11	0.45	0.51	(0.22)	(0.07)

Less distributions to shareholders:

Net investment income	(0.19)	(0.20)	(0.20)	(0.22)	(0.21)

Net realized gains	(0.00)(a)	—	—	—	—

Tax return of capital	—	—	—	—	(0.00)(a)

Total distributions to shareholders	(0.19)	(0.20)	(0.20)	(0.22)	(0.21)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)	—	—

Net asset value, end of period	$2.78	$2.86	$2.61	$2.30	$2.74

Total return	3.99%(b)	17.61%	22.80%(b)	(7.04%)	(2.40%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.08%	1.08%	1.09%	1.14%	1.13%

Net expenses after fees waived or expenses reimbursed(d)	1.04%(e)	1.06%	1.03%	1.02%	1.10%

Net investment income	6.54%(e)	7.16%	7.95%	9.85%	7.71%

Supplemental data

Net assets, end of period (in thousands)	$1,170,173	$1,339,628	$1,192,636	$1,003,576	$1,133,625

Portfolio turnover	76%	96%	94%	83%	64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.86	$2.61	$2.30		$2.74		$3.02

Income from investment operations:

Net investment income	0.16	0.18	0.18		0.20		0.19

Net realized and unrealized gain (loss)	(0.07)	0.25	0.31		(0.44)		(0.29)

Total from investment operations	0.09	0.43	0.49		(0.24)		(0.10)

Less distributions to shareholders:

Net investment income	(0.17)	(0.18)	(0.18)		(0.20)		(0.18)

Net realized gains	(0.00)(a)	—	—		—		—

Tax return of capital	—	—	—		—		(0.00)(a)

Total distributions to shareholders	(0.17)	(0.18)	(0.18)		(0.20)		(0.18)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.78	$2.86	$2.61		$2.30		$2.74

Total return	3.20%(b)	16.71%	21.88%	(b)	(7.77%	)	(3.17%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.84%	1.84%	1.85%		1.90%		1.89%

Net expenses after fees waived or expenses reimbursed(d)	1.79%(e)	1.82%	1.79%		1.78%		1.86%

Net investment income	5.77%(e)	6.45%	7.19%		8.98%		6.92%

Supplemental data

Net assets, end of period (in thousands)	$34,361	$62,820	$91,104		$109,559		$173,555

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.84	$2.59	$2.28		$2.72		$3.00

Income from investment operations:

Net investment income	0.16	0.18	0.18		0.20		0.19

Net realized and unrealized gain (loss)	(0.08)	0.25	0.31		(0.44)		(0.29)

Total from investment operations	0.08	0.43	0.49		(0.24)		(0.10)

Less distributions to shareholders:

Net investment income	(0.16)	(0.18)	(0.18)		(0.20)		(0.18)

Net realized gains	(0.00)(a)	—	—		—		—

Tax return of capital	—	—	—		—		(0.00)(a)

Total distributions to shareholders	(0.16)	(0.18)	(0.18)		(0.20)		(0.18)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.76	$2.84	$2.59		$2.28		$2.72

Total return	3.20%(b)	16.80%	22.01%	(b)	(7.86%	)	(3.21%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.83%	1.84%	1.85%		1.89%		1.88%

Net expenses after fees waived or expenses reimbursed(d)	1.79%(e)	1.82%	1.79%		1.77%		1.86%

Net investment income	5.79%(e)	6.42%	7.14%		9.11%		6.95%

Supplemental data

Net assets, end of period (in thousands)	$75,596	$76,237	$70,489		$21,579		$18,644

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.86	$2.60	$2.29		$2.73		$3.02

Income from investment operations:

Net investment income	0.19	0.21	0.21		0.23		0.23

Net realized and unrealized gain (loss)	(0.07)	0.26	0.31		(0.44)		(0.30)

Total from investment operations	0.12	0.47	0.52		(0.21)		(0.07)

Less distributions to shareholders:

Net investment income	(0.20)	(0.21)	(0.21)		(0.23)		(0.22)

Net realized gains	(0.00)(a)	—	—		—		—

Tax return of capital	—	—	—		—		(0.00)(a)

Total distributions to shareholders	(0.20)	(0.21)	(0.21)		(0.23)		(0.22)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.78	$2.86	$2.60		$2.29		$2.73

Total return	4.38%(b)	18.52%	23.35%	(b)	(6.75%	)	(2.36%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.66%	0.68%	0.68%		0.70%		0.72%

Net expenses after fees waived or expenses reimbursed(d)	0.66%	0.68%	0.63%		0.65%		0.69%

Net investment income	6.91%	7.53%	8.36%		10.34%		8.13%

Supplemental data

Net assets, end of period (in thousands)	$141,388	$132,684	$144,203		$74,333		$72,462

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.87	$2.62	$2.30		$2.74		$3.02

Income from investment operations:

Net investment income	0.17	0.19	0.20		0.21		0.21

Net realized and unrealized gain (loss)	(0.07)	0.25	0.31		(0.44)		(0.29)

Total from investment operations	0.10	0.44	0.51		(0.23)		(0.08)

Less distributions to shareholders:

Net investment income	(0.18)	(0.19)	(0.19)		(0.21)		(0.20)

Net realized gains	(0.00)(a)	—	—		—		—

Total distributions to shareholders	(0.18)	(0.19)	(0.19)		(0.21)		(0.20)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.79	$2.87	$2.62		$2.30		$2.74

Total return	3.75%(b)	17.23%	22.79%	(b)	(7.38%	)	(2.75%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.33%	1.36%	1.48%		1.52%		1.51%

Net expenses after fees waived or expenses reimbursed(d)	1.29%(e)	1.35%	1.43%		1.39%		1.25%

Net investment income	6.29%(e)	6.86%	7.46%		9.46%		7.63%

Supplemental data

Net assets, end of period (in thousands)	$7,582	$7,156	$5,690		$14		$9

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R3	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.88	$2.62	$2.31		$2.74		$3.02

Income from investment operations:

Net investment income	0.18	0.20	0.20		0.22		0.22

Net realized and unrealized gain (loss)	(0.08)	0.26	0.31		(0.43)		(0.29)

Total from investment operations	0.10	0.46	0.51		(0.21)		(0.07)

Less distributions to shareholders:

Net investment income	(0.18)	(0.20)	(0.20)		(0.22)		(0.21)

Net realized gains	(0.00)(a)	—	—		—		—

Total distributions to shareholders	(0.18)	(0.20)	(0.20)		(0.22)		(0.21)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.80	$2.88	$2.62		$2.31		$2.74

Total return	3.83%(b)	17.81%	22.56%	(b)	(6.70%	)	(2.47%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.21%	1.21%	1.23%		1.25%		1.26%

Net expenses after fees waived or expenses reimbursed(d)	1.21%	1.21%	1.18%		1.20%		0.99%

Net investment income	6.37%	6.99%	7.81%		11.09%		7.82%

Supplemental data

Net assets, end of period (in thousands)	$8,176	$7,418	$4,003		$1,243		$5

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.86	$2.61	$2.30		$2.74		$3.01

Income from investment operations:

Net investment income	0.18	0.20	0.21		0.22		0.23

Net realized and unrealized gain (loss)	(0.06)	0.25	0.30		(0.43)		(0.29)

Total from investment operations	0.12	0.45	0.51		(0.21)		(0.06)

Less distributions to shareholders:

Net investment income	(0.19)	(0.20)	(0.20)		(0.23)		(0.21)

Net realized gains	(0.00)(a)	—	—		—		—

Tax return of capital	—	—	—		—		(0.00)(a)

Total distributions to shareholders	(0.19)	(0.20)	(0.20)		(0.23)		(0.21)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.79	$2.86	$2.61		$2.30		$2.74

Total return	4.44%(b)	17.74%	22.92%	(b)	(6.86%	)	(1.87%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.96%	0.96%	0.99%		1.00%		1.02%

Net expenses after fees waived or expenses reimbursed(d)	0.96%	0.96%	0.93%		0.87%		0.76%(e)

Net investment income	6.62%	7.27%	8.05%		10.46%		8.07%(e)

Supplemental data

Net assets, end of period (in thousands)	$63,276	$61,282	$43,406		$2,391		$919

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.86	$2.61	$2.30		$2.74		$3.02

Income from investment operations:

Net investment income	0.19	0.21	0.21		0.23		0.22

Net realized and unrealized gain (loss)	(0.07)	0.25	0.31		(0.44)		(0.28)

Total from investment operations	0.12	0.46	0.52		(0.21)		(0.06)

Less distributions to shareholders:

Net investment income	(0.20)	(0.21)	(0.21)		(0.23)		(0.22)

Net realized gains	(0.00)(a)	—	—		—		—

Total distributions to shareholders	(0.20)	(0.21)	(0.21)		(0.23)		(0.22)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.78	$2.86	$2.61		$2.30		$2.74

Total return	4.32%(b)	18.02%	23.22%	(b)	(6.73%	)	(2.06%	)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.71%	0.73%	0.73%		0.75%		0.78%

Net expenses after fees waived or expenses reimbursed(d)	0.71%	0.72%	0.68%		0.70%		0.75%

Net investment income	6.76%	7.48%	8.18%		10.19%		8.06%

Supplemental data

Net assets, end of period (in thousands)	$8,675	$11,384	$7,958		$4		$5

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2012

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class W	2012	2011	2010		2009		2008
Per share data

Net asset value, beginning of period	$2.84	$2.59	$2.28		$2.71		$3.00

Income from investment operations:

Net investment income	0.18	0.20	0.20		0.22		0.21

Net realized and unrealized gain (loss)	(0.07)	0.25	0.31		(0.43)		(0.30)

Total from investment operations	0.11	0.45	0.51		(0.21)		(0.09)

Less distributions to shareholders:

Net investment income	(0.19)	(0.20)	(0.20)		(0.22)		(0.20)

Net realized gains	(0.00)(a)	—	—		—		—

Tax return of capital	—	—	—		—		(0.00)(a)

Total distributions to shareholders	(0.19)	(0.20)	(0.20)		(0.22)		(0.20)

Proceeds from regulatory settlements	0.00(a)	—	0.00(a)		—		—

Net asset value, end of period	$2.76	$2.84	$2.59		$2.28		$2.71

Total return	3.97%(b)	17.65%	22.82%	(b)	(6.91%	)	(2.87%)

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.11%	1.10%	1.12%		1.16%		1.17%

Net expenses after fees waived or expenses reimbursed(d)	1.05%(e)	1.09%	1.08%		1.10%		1.14%(f)

Net investment income	6.59%(e)	7.16%	7.68%		9.51%		7.59%(f)

Supplemental data

Net assets, end of period (in thousands)	$44,832	$89,506	$100,227		$6,435		$22,510

Portfolio turnover	76%	96%	94%		83%		64%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	During the years ended May 31, 2012 and 2010, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08% and 0.01%, respectively.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	35

Columbia High Yield Bond Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011(a)
Per share data

Net asset value, beginning of period	$2.85	$2.72

Income from investment operations:

Net investment income	0.18	0.14

Net realized and unrealized gain (loss)	(0.06)	0.12

Total from investment operations	0.12	0.26

Less distributions to shareholders:

Net investment income	(0.19)	(0.13)

Net realized gains	(0.00)(b)	—

Total distributions to shareholders	(0.19)	(0.13)

Proceeds from regulatory settlements	0.00(b)	—

Net asset value, end of period	$2.78	$2.85

Total return	4.59%(c)	9.87%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	0.80%	0.73%	(e)

Net expenses after fees waived or expenses reimbursed(f)	0.78%(g)	0.73%	(e)

Net investment income	6.58%(g)	7.37%	(e)

Supplemental data

Net assets, end of period (in thousands)	$35,492	$12,526

Portfolio turnover	76%	96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	During the year ended May 31, 2012, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.08%.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2012

Columbia High Yield Bond Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior

Annual Report 2012	37

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Credit Default Swap Contracts

Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified negative credit event(s) take place. The Fund entered into credit default swap contracts for cash management purposes.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the

38	Annual Report 2012

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At May 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Swap Contracts ($)
Credit contracts	80,556
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)
Credit contracts	—

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012

Derivative Instruments	Aggregate Notional Opened ($)
Credit Default Swap Contracts — Sell Protection	29,000,000

Annual Report 2012	39

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Investments in Loans

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Company (FDIC) receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the

40	Annual Report 2012

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair

Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.59% to 0.36% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.57% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the

Annual Report 2012	41

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Board. For the year ended May 31, 2012, other expenses paid to this company were $7,314.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.18

Class C	0.17%
Class R	0.17
Class R3	0.05
Class R4	0.05
Class R5	0.05
Class W	0.19
Class Z	0.15

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $184,341. The liability remaining at May 31, 2012 for non-recurring charges associated with the lease amounted to $117,797 and is recorded as part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, these minimum account balance fees reduced total expenses by $3,799.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

42	Annual Report 2012

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,597,000 and $8,687,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $953,416 for Class A, $13,855 for Class B and $6,318 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below, through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.03%
Class B	1.78
Class C	1.78
Class I	0.69
Class R	1.28
Class R3	1.24
Class R4	0.99
Class R5	0.74
Class W	1.03
Class Z	0.78

Prior to August 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.07%
Class B	1.83
Class C	1.83

Class I	0.70%
Class R	1.50
Class R3	1.25
Class R4	1.00
Class R5	0.75
Class W	1.15
Class Z	0.82

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.08%
Class B	1.83
Class C	1.83
Class I	0.70
Class R	1.33
Class R3	1.25
Class R4	1.00
Class R5	0.75
Class W	1.08
Class Z	0.83

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for defaulted bonds, deferral/reversal of

Annual Report 2012	43

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

wash sales losses, investments in partnerships, market discount/premium and recognition of unrealized appreciation (depreciation) for certain derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(2,296,660)
Accumulated net realized loss	9,380,124
Paid-in capital	(7,083,464)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2012	Year Ended May 31, 2011
Ordinary income	$108,763,392	$125,483,399

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,579,378
Undistributed accumulated long-term gain	—
Accumulated realized loss	(215,561,797)
Unrealized appreciation	21,097,795

At May 31, 2012, the cost of investments for federal income tax purposes was $1,943,387,227 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$43,663,784
Unrealized depreciation	(22,497,647)
Net unrealized appreciation	$21,166,137

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	4,272,668
2017	156,156,882
2018	55,132,247
Total	215,561,797

For the year ended May 31, 2012, $20,856,297 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,169,194,021 and $1,319,912,681, respectively, for the year ended May 31, 2012.

Note 6. Regulatory Settlements

During the year ended May 31, 2012, the Fund received $1,441,017 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

44	Annual Report 2012

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $392,489,300 were on loan, secured by cash collateral of $401,609,327 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 21.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Annual Report 2012	45

Columbia High Yield Bond Fund

Notes to Financial Statements (continued)

May 31, 2012

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

46	Annual Report 2012

Columbia High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia High Yield Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Bond Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia High Yield Bond Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	47

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 96.7%
Issuer	Shares	Value ($)

Consumer Discretionary 11.1%
Auto Components 1.6%

TRW Automotive Holdings Corp.(a)(b)	367,874	14,188,900

Visteon Corp.(b)	282,565	11,302,600

Total		25,491,500

Automobiles 0.6%

Ford Motor Co.(a)	918,218	9,696,382

Diversified Consumer Services 0.6%

Apollo Group, Inc., Class A(b)	97,895	3,115,019

Capella Education Co.(a)(b)	90,843	2,789,788

ITT Educational Services, Inc.(a)(b)	59,651	3,394,142

Total		9,298,949

Hotels, Restaurants & Leisure 1.9%

Darden Restaurants, Inc.(a)	83,568	4,322,973

Penn National Gaming, Inc.(a)(b)	405,140	18,616,183

Royal Caribbean Cruises Ltd.	288,247	6,788,217

Total		29,727,373

Household Durables 0.5%

Newell Rubbermaid, Inc.	459,055	8,446,612

Internet & Catalog Retail 0.6%

Liberty Interactive Corp., Class A(b)	595,432	9,979,440

Leisure Equipment & Products 0.5%

Hasbro, Inc.(a)	242,731	8,597,532

Media 3.3%

DISH Network Corp., Class A	385,227	10,801,765

Interpublic Group of Companies, Inc. (The)	442,193	4,594,385

Liberty Media Corp.(b)	100,368	8,508,196

National CineMedia, Inc.(a)	779,071	10,509,668

Regal Entertainment Group, Class A(a)	577,800	7,944,750

Virgin Media, Inc.(a)	469,039	10,332,929

Total		52,691,693

Multiline Retail 1.5%

Macy's, Inc.	643,836	24,497,960

Total Consumer Discretionary		178,427,441

Consumer Staples 6.8%
Food Products 4.0%

Dean Foods Co.(a)(b)	706,603	11,051,271

Post Holdings, Inc.(b)	301,029	9,051,942

Ralcorp Holdings, Inc.(b)	399,146	25,365,728

Sara Lee Corp.	864,481	18,067,653

Total		63,536,594

Common Stocks (continued)
Issuer	Shares	Value ($)

Tobacco 2.8%

Lorillard, Inc.(a)	371,212	45,881,803

Total Consumer Staples		109,418,397

Energy 8.1%
Energy Equipment & Services 2.5%

C&J Energy Services, Inc.(a)(b)	313,148	5,599,086

McDermott International, Inc.(b)	371,901	3,774,795

Nabors Industries Ltd.(b)	784,071	10,624,162

Noble Corp.(a)(b)	627,004	19,606,415

Total		39,604,458

Oil, Gas & Consumable Fuels 5.6%

Enbridge, Inc.	1,095,259	43,186,062

Kinder Morgan, Inc.	211,234	7,222,089

Pioneer Natural Resources Co.(a)	82,011	7,930,464

QEP Resources, Inc.(a)	367,632	9,676,074

SM Energy Co.	99,306	5,371,462

Whiting Petroleum Corp.(b)	395,005	17,068,166

Total		90,454,317

Total Energy		130,058,775

Financials 19.3%
Capital Markets 1.5%

Invesco Ltd.	1,100,169	23,928,676

Commercial Banks 7.7%

CIT Group, Inc.(b)	1,492,306	51,021,942

Comerica, Inc.(a)	552,907	16,819,431

Fifth Third Bancorp	1,270,055	16,955,234

Huntington Bancshares, Inc.(a)	2,409,161	15,755,913

M&T Bank Corp.(a)	123,162	10,015,534

SunTrust Banks, Inc.	201,249	4,612,627

TCF Financial Corp.(a)	635,814	7,496,247

Total		122,676,928

Diversified Financial Services 0.3%

Pico Holdings, Inc.(a)(b)	214,767	4,759,237

Insurance 6.7%

Assurant, Inc.(a)	208,760	6,968,409

Axis Capital Holdings Ltd.	299,932	9,867,763

Everest Re Group Ltd.	211,975	21,646,887

Lincoln National Corp.(a)	905,725	18,721,336

PartnerRe Ltd.	93,214	6,606,076

Validus Holdings Ltd.	389,332	12,217,238

XL Group PLC	1,563,627	31,929,263

Total		107,956,972

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Real Estate Investment Trusts (REITs) 3.1%

Boston Properties, Inc.(a)	40,840	4,203,661

Digital Realty Trust, Inc.(a)	73,763	5,220,207

Douglas Emmett, Inc.	235,875	5,047,725

Equity Lifestyle Properties, Inc.(a)	70,509	4,643,723

Equity Residential	129,855	7,934,140

Hospitality Properties Trust	188,756	4,437,654

ProLogis, Inc.	1	27

Rayonier, Inc.	298,849	12,841,542

Taubman Centers, Inc.	71,383	5,210,959

Total		49,539,638

Total Financials		308,861,451

Health Care 9.8%
Health Care Equipment & Supplies 2.3%

Teleflex, Inc.	288,499	17,136,840

Zimmer Holdings, Inc.(a)	334,581	20,292,338

Total		37,429,178

Health Care Providers & Services 2.4%

CIGNA Corp.	525,894	23,092,005

Humana, Inc.	190,115	14,522,885

Total		37,614,890

Life Sciences Tools & Services 1.3%

Agilent Technologies, Inc.	520,322	21,156,293

Pharmaceuticals 3.8%

Mylan, Inc.(b)	1,243,766	26,952,409

Watson Pharmaceuticals, Inc.(b)	469,091	33,441,498

Total		60,393,907

Total Health Care		156,594,268

Industrials 17.2%
Aerospace & Defense 0.9%

Embraer SA, ADR(a)	216,823	6,114,409

L-3 Communications Holdings, Inc.	59,200	4,036,848

Raytheon Co.	94,900	4,775,368

Total		14,926,625

Airlines 1.8%

Delta Air Lines, Inc.(b)	781,895	9,460,930

U.S. Airways Group, Inc.(a)(b)	558,793	7,387,243

United Continental Holdings, Inc.(a)(b)	463,697	11,671,254

Total		28,519,427

Building Products 1.2%

AO Smith Corp.(a)	401,858	18,549,765

Common Stocks (continued)
Issuer	Shares	Value ($)

Construction & Engineering 1.8%

Chicago Bridge & Iron Co. NV	417,779	15,014,977

Jacobs Engineering Group, Inc.(a)(b)	193,335	6,867,259

KBR, Inc.	285,824	7,279,938

Total		29,162,174

Electrical Equipment 4.4%

Cooper Industries PLC	842,426	59,391,033

Rockwell Automation, Inc.(a)	164,767	11,947,255

Total		71,338,288

Machinery 2.9%

AGCO Corp.(b)	322,396	12,963,543

Eaton Corp.(a)	368,820	15,733,861

Parker Hannifin Corp.(a)	211,336	17,274,605

Total		45,972,009

Road & Rail 4.2%

Con-way, Inc.	200,475	7,086,791

JB Hunt Transport Services, Inc.(a)	396,592	22,657,301

Kansas City Southern	420,615	27,752,178

Werner Enterprises, Inc.(a)	386,275	9,401,933

Total		66,898,203

Total Industrials		275,366,491

Information Technology 7.0%
Computers & Peripherals 1.0%

Diebold, Inc.	265,640	9,831,336

NCR Corp.(b)	319,873	6,851,680

Total		16,683,016

Electronic Equipment, Instruments & Components 2.1%

Amphenol Corp., Class A	269,250	14,321,407

Avnet, Inc.(b)	610,130	18,602,864

Total		32,924,271

IT Services 0.7%

Amdocs Ltd.(b)	413,141	11,877,804

Semiconductors & Semiconductor Equipment 3.2%

Advanced Micro Devices, Inc.(a)(b)	1,291,169	7,850,307

LSI Corp.(a)(b)	3,130,127	20,815,345

Microchip Technology, Inc.(a)	535,747	16,618,872

ON Semiconductor Corp.(b)	806,354	5,434,826

Total		50,719,350

Total Information Technology		112,204,441

Materials 7.1%
Chemicals 4.7%

Agrium, Inc.	45,837	3,581,703

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Eastman Chemical Co.(a)	828,271	38,564,298

PPG Industries, Inc.	324,999	33,617,896

Total		75,763,897

Containers & Packaging 0.4%

Rock-Tenn Co., Class A	107,054	5,522,916

Metals & Mining 1.3%

Allegheny Technologies, Inc.	195,180	6,269,182

Freeport-McMoRan Copper & Gold, Inc.	94,745	3,035,630

Nucor Corp.(a)	332,887	11,904,039

Total		21,208,851

Paper & Forest Products 0.7%

Domtar Corp.	148,743	11,767,059

Total Materials		114,262,723

Telecommunication Services 1.3%
Diversified Telecommunication Services 1.3%

CenturyLink, Inc.(a)	521,091	20,437,189

Total Telecommunication Services		20,437,189

Utilities 9.0%
Electric Utilities 3.1%

Entergy Corp.(a)	183,436	11,837,125

FirstEnergy Corp.	1	47

NV Energy, Inc.(a)	404,211	6,992,850

Pepco Holdings, Inc.(a)	494,556	9,426,237

Pinnacle West Capital Corp.	293,463	14,491,203

Xcel Energy, Inc.(a)	217,082	6,082,638

Total		48,830,100

Gas Utilities 0.4%

Questar Corp.	320,232	6,427,056

Multi-Utilities 5.5%

Ameren Corp.	207,518	6,704,907

CenterPoint Energy, Inc.	908,880	18,386,642

DTE Energy Co.	379,494	21,566,644

Sempra Energy	295,659	19,220,792

Wisconsin Energy Corp.(a)	597,989	22,627,904

Total		88,506,889

Total Utilities		143,764,045

Total Common Stocks (Cost: $1,388,719,425)		1,549,395,221

Warrants —%
Issuer	Shares	Value ($)

Energy —%
Oil, Gas & Consumable Fuels —%

Kinder Morgan, Inc.(b)	319,522	728,510

Total Energy		728,510

Total Warrants (Cost: $518,470)		728,510

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Building Materials 0.1%
Cemex SAB de CV Subordinated Notes 03/15/18	3.750%	3,746,000	2,673,707

Total Convertible Bonds (Cost: $3,746,000)			2,673,707

Limited Partnerships 0.4%
Issuer	Shares	Value ($)

Financials 0.4%
Capital Markets 0.4%
Lazard Ltd., Class A(a)(c)	255,518	5,892,245

Total Financials		5,892,245

Total Limited Partnerships (Cost: $8,796,063)		5,892,245

Money Market Funds 2.1%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(d)(e)	33,014,628	33,014,628

Total Money Market Funds (Cost: $33,014,628)		33,014,628

Investments of Cash Collateral Received for Securities on Loan 25.3%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 1.3%
Antalis US Funding Corp. 06/07/12	0.310%	4,999,699	4,999,699

Atlantis One 10/17/12	0.541%	4,986,275	4,986,275

Rheingold Securitization 06/18/12	0.550%	4,997,555	4,997,555

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Working Capital Management Co., L.P. 06/04/12	0.240%	4,998,900	4,998,900

Total			19,982,429

Certificates of Deposit 13.6%
ABM AMRO Bank N.V. 06/21/12	0.400%	9,989,788	9,989,788

Australia and New Zealand Bank Group, Ltd. 06/11/12	0.580%	5,000,000	5,000,000

Bank of Nova Scotia
07/26/12	0.319%	8,000,000	8,000,000
10/18/12	0.330%	5,000,000	5,000,000

Banque et Caisse d’Epargne de l’Etat 06/15/12	0.430%	9,989,023	9,989,023

Barclays Bank PLC 07/18/12	0.280%	12,000,000	12,000,000

Credit Suisse 08/30/12	0.300%	10,000,000	10,000,000

DZ Bank AG 07/27/12	0.320%	15,000,000	15,000,000

Deutsche Bank AG 09/14/12	0.750%	11,000,000	11,000,000

DnB NOR ASA 09/14/12	0.530%	10,000,000	10,000,000

FMS Wertmanagement Anstalt Des Oeffentlichen Rechts 06/29/12	0.240%	10,000,000	10,000,000

Hong Kong Shanghai Bank Corp., Ltd.
06/01/12	0.250%	5,000,000	5,000,000
06/25/12	0.240%	10,000,000	10,000,000

Mitsubishi UFJ Trust and Banking Corp. 10/12/12	0.530%	5,000,000	5,000,000

Mizuho Corporate Bank Ltd. 06/01/12	0.370%	10,000,000	10,000,000

N.V. Bank Nederlandse Gemeenten 06/25/12	0.230%	5,000,000	5,000,000
06/29/12	0.260%	5,000,000	5,000,000

Natixis 06/05/12	0.250%	10,000,000	10,000,000

Nordea Bank AB 08/23/12	0.290%	10,000,000	10,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Norinchukin Bank 08/21/12	0.390%	5,000,000	5,000,000
10/31/12	0.560%	4,000,000	4,000,000

Rabobank 10/26/12	0.515%	5,000,000	5,000,000

Standard Chartered Bank PLC 10/05/12	0.630%	9,968,078	9,968,078

Sumitomo Mitsui Banking Corp. 06/04/12	0.375%	10,000,000	10,000,000

Sumitomo Trust & Banking Co., Ltd. 11/01/12	0.479%	5,000,000	5,000,000

Svenska Handelsbanken 08/30/12	0.580%	7,000,000	7,000,000
09/13/12	0.490%	5,000,000	5,000,000

Total			216,946,889

Commercial Paper 2.6%
Bank of New Zealand 11/02/12	0.359%	5,000,000	5,000,000

Caisse des Depots 08/31/12	0.360%	4,995,400	4,995,400

Development Bank of Singapore Ltd. 08/02/12	0.551%	6,981,391	6,981,391

Macquarie Bank Ltd. 10/19/12	0.980%	5,000,000	5,000,000

Skandinaviska Enskilda Banken AB 06/15/12	0.330%	4,997,250	4,997,250

Suncorp Metway Ltd. 06/05/12	0.460%	4,996,103	4,996,103

The Commonwealth Bank of Australia 08/16/12	0.299%	5,000,000	5,000,000

Westpac Securities NZ Ltd. 08/27/12	0.491%	4,988,771	4,988,771

Total			41,958,915

Repurchase Agreements 7.8%
BNP Paribas Securities Corp. dated 05/31/12, matures 06/01/12, repurchase price $20,464,962(f)	0.210%	20,464,843	20,464,843

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Citibank NA dated 05/31/12, matures 06/01/12, repurchase price $5,000,029(f)	0.210%	5,000,000	5,000,000

Citigroup Global Markets, Inc. dated 05/31/12, matures 06/01/12, repurchase price $5,000,031(f)	0.220%	5,000,000	5,000,000

Goldman Sachs & Co.(f) dated 05/29/12, matures 06/05/12, repurchase price $10,000,264	0.190%	10,000,000	10,000,000

dated 05/31/12, matures 06/01/12, repurchase price $15,000,088	0.210%	15,000,000	15,000,000

Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $25,000,167(f)	0.240%	25,000,000	25,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $20,000,128(f)	0.230%	20,000,000	20,000,000

Societe Generale dated 05/31/12, matures 06/01/12, repurchase price $25,000,146(f)	0.210%	25,000,000	25,000,000

Total			125,464,843

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $404,353,076)			404,353,076

Total Investments (Cost: $1,839,147,662)			1,996,057,387

Other Assets & Liabilities, Net			(394,719,892)

Net Assets			1,601,337,495

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	At May 31, 2012, there was no capital committed to the LLC or LP for future investment.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the period ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short- Term Cash Fund	63,013,802	303,796,349	(333,795,523)	—	33,014,628	41,273	33,014,628

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
BNP Paribas Securities Corp. (0.210%)
Ginnie Mae I Pool	18,616,432

Ginnie Mae II Pool	2,257,708

Total market value of collateral securities	20,874,140

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Citibank NA (0.210%)
Fannie Mae Pool	2,501,403

Fannie Mae REMICS	1,181,631

Ginnie Mae I Pool	1,416,966

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	25,133

Fannie Mae REMICS	1,979,305

Fannie Mae-Aces	41,059

Freddie Mac Reference REMIC	11,036

Freddie Mac REMICS	2,518,595

Government National Mortgage Association	524,872

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Goldman Sachs & Co. (0.190%)
Fannie Mae Pool	6,702,191

Freddie Mac Gold Pool	3,401,254

Freddie Mac Non Gold Pool	96,555

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	12,160,504

Ginnie Mae II Pool	3,139,496

Total market value of collateral securities	15,300,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	2,111,244

Fannie Mae REMICS	6,800,736

Fannie Mae-Aces	82,501

Freddie Mac Gold Pool	2,866,457

Freddie Mac REMICS	5,600,329

Government National Mortgage Association	5,579,970

United States Treasury Note/Bond	2,458,934

Total market value of collateral securities	25,500,171

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	8,714,388

Freddie Mac Gold Pool	4,530,577

Ginnie Mae II Pool	7,155,035

Total market value of collateral securities	20,400,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Societe Generale (0.210%)
Fannie Mae Pool	14,039,392

Freddie Mac Gold Pool	11,460,608

Total market value of collateral securities	25,500,000

Abbreviation Legend

ADR	American Depositary Receipt

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks
Consumer Discretionary	178,427,441	—	—	178,427,441
Consumer Staples	109,418,397	—	—	109,418,397
Energy	130,058,775	—	—	130,058,775
Financials	308,861,451	—	—	308,861,451
Health Care	156,594,268	—	—	156,594,268
Industrials	275,366,491	—	—	275,366,491
Information Technology	112,204,441	—	—	112,204,441
Materials	114,262,723	—	—	114,262,723
Telecommunication Services	20,437,189	—	—	20,437,189
Utilities	143,764,045	—	—	143,764,045

Warrants
Energy	728,510	—	—	728,510

Total Equity Securities	1,550,123,731	—	—	1,550,123,731

Bonds

Convertible Bonds	—	2,673,707	—	2,673,707

Total Bonds	—	2,673,707	—	2,673,707

Other

Limited Partnerships	5,892,245	—	—	5,892,245

Money Market Funds	33,014,628	—	—	33,014,628

Investments of Cash Collateral Received for Securities on Loan	—	404,353,076	—	404,353,076

Total Other	38,906,873	404,353,076	—	443,259,949

Total	1,589,030,604	407,026,783	—	1,996,057,387

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $1,401,779,958)	$1,558,689,683

Affiliated issuers (identified cost $33,014,628)	33,014,628

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $278,888,233)	278,888,233

Repurchase agreements (identified cost $125,464,843)	125,464,843

Total investments (identified cost $1,839,147,662)	1,996,057,387

Cash	7,255,795

Receivable for:

Investments sold	10,417,397

Capital shares sold	501,377

Dividends	2,961,463

Interest	186,580

Reclaims	85,290

Expense reimbursement due from Investment Manager	111

Total assets	2,017,465,400

Liabilities

Due upon return of securities on loan	404,353,076

Payable for:

Investments purchased	8,810,846

Capital shares purchased	2,318,896

Investment management fees	31,119

Distribution fees	8,544

Transfer agent fees	236,196

Administration fees	2,400

Plan administration fees	69,475

Compensation of board members	94,790

Other expenses	202,563

Total liabilities	416,127,905

Net assets applicable to outstanding capital stock	$1,601,337,495

Represented by

Paid-in capital	$1,846,428,348

Undistributed net investment income	2,347,607

Accumulated net realized loss	(404,340,030)

Unrealized appreciation (depreciation) on:

Investments	156,909,725

Foreign currency translations	(8,155)

Total — representing net assets applicable to outstanding capital stock	$1,601,337,495

* Value of securities on loan	$393,192,933

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$850,819,557

Shares outstanding	112,046,537

Net asset value per share	$7.59

Maximum offering price per share(a)	$8.05

Class B

Net assets	$49,020,398

Shares outstanding	6,767,955

Net asset value per share	$7.24

Class C

Net assets	$31,011,559

Shares outstanding	4,284,939

Net asset value per share	$7.24

Class I

Net assets	$84,959,299

Shares outstanding	11,007,241

Net asset value per share	$7.72

Class R

Net assets	$13,594,273

Shares outstanding	1,807,809

Net asset value per share	$7.52

Class R3

Net assets	$46,639,226

Shares outstanding	6,170,655

Net asset value per share	$7.56

Class R4

Net assets	$241,252,834

Shares outstanding	31,597,387

Net asset value per share	$7.64

Class R5

Net assets	$142,834,639

Shares outstanding	18,668,509

Net asset value per share	$7.65

Class W

Net assets	$3,870

Shares outstanding	506

Net asset value per share	$7.65

Class Z

Net assets	$141,201,840

Shares outstanding	18,318,082

Net asset value per share	$7.71

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Mid Cap Value Opportunity Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended September 30, 2011
Net investment income
Income:
Dividends	$19,570,644	$32,665,623
Interest	93,650	115,362
Dividends from affiliates	41,273	105,694
Income from securities lending — net	965,820	1,064,028
Foreign taxes withheld	(154,025)	(243,359)

Total income	20,517,362	33,707,348

Expenses:
Investment management fees	8,196,564	16,135,473
Distribution fees
Class A	1,557,669	3,114,202
Class B	356,346	890,448
Class C	239,324	468,277
Class R	52,596	93,316
Class R3	87,653	177,082
Class W	6	10
Transfer agent fees
Class A	1,552,153	2,884,903
Class B	88,401	203,432
Class C	60,187	108,737
Class R	26,413	42,991
Class R3	17,141	34,986
Class R4	87,972	199,296
Class R5	45,565	75,735
Class W	6	9
Class Z	237,865	157,903
Administration fees	634,373	1,178,639
Plan administration fees
Class R3	87,653	177,082
Class R4	448,588	973,371
Compensation of board members	6,759	82,332
Custodian fees	10,116	72,901
Printing and postage fees	191,288	233,628
Registration fees	102,969	183,373
Professional fees	48,433	45,060
Other	30,803	102,458

Total expenses	14,166,843	27,635,644
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(774,166)	(59,288)
Expense reductions	—	(100)

Total net expenses	13,392,677	27,576,256

Net investment income	7,124,685	6,131,092

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	64,656,889	202,849,055
Foreign currency translations	2,835	26,543

Net realized gain	64,659,724	202,875,598
Net change in unrealized appreciation (depreciation) on:
Investments	221,359,558	(274,429,830)
Foreign currency translations	(8,155)	—

Net change in unrealized appreciation (depreciation)	221,351,403	(274,429,830)

Net realized and unrealized gain (loss)	286,011,127	(71,554,232)

Net change in net assets resulting from operations	$293,135,812	$(65,423,140)

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended September 30, 2011	Year Ended September 30, 2010(b)
Operations

Net investment income	$7,124,685	$6,131,092	$13,954,116

Net realized gain	64,659,724	202,875,598	12,391,684

Net change in unrealized appreciation (depreciation)	221,351,403	(274,429,830)	243,438,537

Net increase (decrease) in net assets resulting from operations	293,135,812	(65,423,140)	269,784,337

Distributions to shareholders:

Net investment income
Class A	(586,260)	(7,355,924)	(16,978,323)
Class B	—	—	(546,735)
Class C	—	—	(305,343)
Class I	(582,198)	(1,338,622)	(791,553)
Class R	—	(61,366)	(180,823)
Class R3	—	(425,673)	(720,607)
Class R4	(552,107)	(3,285,086)	(5,317,307)
Class R5	(636,976)	(1,525,902)	(2,395,401)
Class W	(5)	(25)	(44)
Class Z	(551,466)	(8,179)	—

Total distributions to shareholders	(2,909,012)	(14,000,777)	(27,236,136)

Decrease in net assets from share transactions	(320,203,607)	(482,979,896)	(123,818,934)

Total increase (decrease) in net assets	(29,976,807)	(562,403,813)	118,729,267

Net assets at beginning of year	1,631,314,302	2,193,718,115	2,074,988,848

Net assets at end of year	$1,601,337,495	$1,631,314,302	$2,193,718,115

Undistributed (excess of distributions over) net investment income	$2,347,607	$(2,181,701)	$7,239,196

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended September 30, 2011		Year Ended September 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	3,951,827	29,961,602	12,116,668	96,205,520	21,685,169	141,876,668

Fund merger	—	—	—	—	28,452,411	196,881,224

Distributions reinvested	75,259	534,338	863,049	6,705,889	2,593,192	16,622,359

Redemptions	(29,024,512)	(218,901,669)	(66,764,741)	(521,234,776)	(81,747,952)	(533,995,945)

Net decrease	(24,997,426)	(188,405,729)	(53,785,024)	(418,323,367)	(29,017,180)	(178,615,694)

Class B shares

Subscriptions	38,232	276,062	180,999	1,366,079	746,349	4,711,558

Fund merger	—	—	—	—	4,967,877	33,139,932

Distributions reinvested	—	—	—	—	85,812	531,175

Redemptions(c)	(1,328,795)	(9,603,771)	(5,980,500)	(46,097,097)	(9,610,558)	(60,256,845)

Net decrease	(1,290,563)	(9,327,709)	(5,799,501)	(44,731,018)	(3,810,520)	(21,874,180)

Class C shares

Subscriptions	331,802	2,380,971	465,281	3,533,090	856,839	5,444,679

Fund merger	—	—	—	—	632,637	4,214,969

Distributions reinvested	—	—	—	—	38,463	237,703

Redemptions	(1,678,179)	(12,221,994)	(1,638,958)	(12,238,889)	(1,824,283)	(11,466,082)

Net decrease	(1,346,377)	(9,841,023)	(1,173,677)	(8,705,799)	(296,344)	(1,568,731)

Class I shares

Subscriptions	1,500,218	10,940,776	1,813,952	14,260,062	595,793	3,991,163

Fund merger	—	—	—	—	9,654,421	67,824,923

Distributions reinvested	80,854	582,152	169,863	1,338,524	121,764	791,468

Redemptions	(5,917,099)	(46,132,656)	(3,285,678)	(26,244,805)	(796,439)	(5,302,334)

Net increase (decrease)	(4,336,027)	(34,609,728)	(1,301,863)	(10,646,219)	9,575,539	67,305,220

Class R shares

Subscriptions	260,472	1,958,752	570,595	4,468,243	620,514	4,023,183

Distributions reinvested	—	—	7,843	60,547	28,278	180,133

Redemptions	(769,763)	(5,897,692)	(662,527)	(5,125,325)	(839,982)	(5,474,647)

Net decrease	(509,291)	(3,938,940)	(84,089)	(596,535)	(191,190)	(1,271,331)

Class R3 shares

Subscriptions	1,010,435	7,621,565	2,990,698	23,375,349	5,390,913	35,102,760

Distributions reinvested	—	—	54,997	425,673	112,771	720,607

Redemptions	(2,686,542)	(20,241,993)	(5,015,001)	(39,393,332)	(3,283,008)	(21,413,184)

Net increase (decrease)	(1,676,107)	(12,620,428)	(1,969,306)	(15,592,310)	2,220,676	14,410,183

Class R4 shares

Subscriptions	4,148,991	31,751,772	10,209,670	80,500,957	14,230,828	94,160,471

Fund merger	—	—	—	—	12,529	87,188

Distributions reinvested	77,429	552,069	420,606	3,284,933	825,651	5,317,192

Redemptions	(11,383,218)	(87,260,754)	(27,587,751)	(226,389,245)	(13,890,578)	(91,611,542)

Net increase (decrease)	(7,156,798)	(54,956,913)	(16,957,475)	(142,603,355)	1,178,430	7,953,309

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended September 30, 2011		Year Ended September 30, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class R5 shares

Subscriptions	3,867,690	29,871,435	5,740,741	45,659,093	6,085,385	40,121,831

Distributions reinvested	80,397	574,035	175,246	1,370,424	325,330	2,098,379

Redemptions	(3,626,148)	(27,998,638)	(7,516,400)	(58,577,262)	(7,930,397)	(52,380,420)

Net increase (decrease)	321,939	2,446,832	(1,600,413)	(11,547,745)	(1,519,682)	(10,160,210)

Class Z shares

Subscriptions	2,805,822	21,429,475	21,991,103	189,023,832	357	2,500

Distributions reinvested	74,787	538,464	936	7,375	—	—

Redemptions	(4,045,975)	(30,917,908)	(2,508,948)	(19,264,755)	—	—

Net increase (decrease)	(1,165,366)	(8,949,969)	19,483,091	169,766,452	357	2,500

Total net decrease	(42,156,016)	(320,203,607)	(63,188,257)	(482,979,896)	(21,859,914)	(123,818,934)

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Mid Cap Value Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,		Year Ended September 30,
Class A	2012(a)		2011		2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$6.44		$6.94		$6.15	$7.14	$10.15	$9.12

Income from investment operations:

Net investment income	0.03		0.02		0.04	0.07	0.07	0.06

Net realized and unrealized gain (loss)	1.12		(0.48)		0.83	(0.59)	(2.56)	1.89

Total from investment operations	1.15		(0.46)		0.87	(0.52)	(2.49)	1.95

Less distributions to shareholders:

Net investment income	(0.00	)(b)	(0.04)		(0.08)	(0.02)	(0.05)	(0.05)

Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	(0.00	)(b)	(0.04)		(0.08)	(0.47)	(0.52)	(0.92)

Net asset value, end of period	$7.59		$6.44		$6.94	$6.15	$7.14	$10.15

Total return	17.93%		(6.69%)		14.28%	(4.97%)	(25.62%)	22.74%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.29	%(d)	1.30%		1.20%	1.19%	1.28%	1.23%

Net expenses after fees waived or expenses reimbursed(e)	1.20	%(d)	1.29	%(f)	1.20%	1.19%	1.28%	1.23%

Net investment income	0.55	%(d)	0.22	%(f)	0.62%	1.39%	0.74%	0.58%

Supplemental data

Net assets, end of period (in thousands)	$850,820		$882,934		$1,324,861	$1,351,336	$1,745,361	$2,025,926

Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class B	2012(a)		2011		2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$6.17		$6.67		$5.90	$6.90	$9.84	$8.89

Income from investment operations:

Net investment income (loss)	(0.01)		(0.04)		(0.01)	0.03	(0.01)	(0.02)

Net realized and unrealized gain (loss)	1.08		(0.46)		0.81	(0.58)	(2.46)	1.84

Total from investment operations	1.07		(0.50)		0.80	(0.55)	(2.47)	1.82

Less distributions to shareholders:

Net investment income	—		—		(0.03)	—	—	—

Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	—		—		(0.03)	(0.45)	(0.47)	(0.87)

Net asset value, end of period	$7.24		$6.17		$6.67	$5.90	$6.90	$9.84

Total return	17.34%		(7.50%)		13.65%	(5.88%)	(26.13%)	21.73%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	2.04	%(c)	2.04%		1.97%	1.96%	2.04%	1.99%

Net expenses after fees waived or expenses reimbursed(d)	1.95	%(c)	2.03	%(e)	1.97%	1.96%	2.04%	1.99%

Net investment income (loss)	(0.19	%)(c)	(0.54	%)(e)	(0.18%)	0.62%	(0.07%)	(0.17%)

Supplemental data

Net assets, end of period (in thousands)	$49,020		$49,737		$92,370	$104,322	$164,380	$306,040

Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class C	2012(a)		2011		2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$6.17		$6.66		$5.91	$6.90	$9.84	$8.89

Income from investment operations:

Net investment income (loss)	(0.01)		(0.04)		(0.01)	0.03	0.00 (b)	(0.02)

Net realized and unrealized gain (loss)	1.08		(0.45)		0.80	(0.57)	(2.46)	1.84

Total from investment operations	1.07		(0.49)		0.79	(0.54)	(2.46)	1.82

Less distributions to shareholders:

Net investment income	—		—		(0.04)	—	(0.01)	—

Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	—		—		(0.04)	(0.45)	(0.48)	(0.87)

Net asset value, end of period	$7.24		$6.17		$6.66	$5.91	$6.90	$9.84

Total return	17.34%		(7.36%)		13.49%	(5.74%)	(26.11%)	21.72%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	2.04	%(d)	2.05%		1.96%	1.95%	2.03%	1.98%

Net expenses after fees waived or expenses reimbursed(e)	1.95	%(d)	2.04	%(f)	1.96%	1.95%	2.03%	1.98%

Net investment income (loss)	(0.20	%)(d)	(0.52	%)(f)	(0.13%)	0.62%	0.03%	(0.18%)

Supplemental data

Net assets, end of period (in thousands)	$31,012		$34,731		$45,317	$41,952	$54,137	$41,928

Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class I	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$6.56		$7.07	$6.25	$7.26	$10.30	$9.24

Income from investment operations:

Net investment income	0.05		0.06	0.07	0.09	0.10	0.09

Net realized and unrealized gain (loss)	1.15		(0.49)	0.86	(0.60)	(2.58)	1.92

Total from investment operations	1.20		(0.43)	0.93	(0.51)	(2.48)	2.01

Less distributions to shareholders:

Net investment income	(0.04)		(0.08)	(0.11)	(0.05)	(0.09)	(0.08)

Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	(0.04)		(0.08)	(0.11)	(0.50)	(0.56)	(0.95)

Net asset value, end of period	$7.72		$6.56	$7.07	$6.25	$7.26	$10.30

Total return	18.30%		(6.28%)	15.06%	(4.60%)	(25.25%)	23.18%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.79	%(c)	0.82%	0.73%	0.67%	0.85%	0.80%

Net expenses after fees waived or expenses reimbursed(d)	0.77	%(c)	0.82%	0.73%	0.67%	0.85%	0.80%

Net investment income	0.98	%(c)	0.72%	1.05%	1.83%	1.13%	0.91%

Supplemental data

Net assets, end of period (in thousands)	$84,959		$100,645	$117,621	$44,214	$15,526	$29,272

Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R	2012(a)		2011		2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$6.39		$6.88		$6.11	$7.12	$10.18	$9.96

Income from investment operations:

Net investment income (loss)	0.02		(0.00	)(c)	0.02	0.05	0.05	0.01

Net realized and unrealized gain (loss)	1.11		(0.46)		0.82	(0.58)	(2.56)	1.16

Total from investment operations	1.13		(0.46)		0.84	(0.53)	(2.51)	1.17

Less distributions to shareholders:

Net investment income	—		(0.03)		(0.07)	(0.03)	(0.08)	(0.08)

Net realized gains	—		—		—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	—		(0.03)		(0.07)	(0.48)	(0.55)	(0.95)

Net asset value, end of period	$7.52		$6.39		$6.88	$6.11	$7.12	$10.18

Total return	17.68%		(6.81%)		13.85%	(5.25%)	(25.87%)	13.00%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.54	%(e)	1.55%		1.53%	1.47%	1.61%	1.67	%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.45	%(e)	1.54	%(g)	1.53%	1.47%	1.61%	1.67	%(e)

Net investment income (loss)	0.31	%(e)	(0.01	%)(g)	0.31%	1.07%	0.60%	0.11	%(e)

Supplemental data

Net assets, end of period (in thousands)	$13,594		$14,799		$16,531	$15,827	$10,457	$287

Portfolio turnover	28%		46%		50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R3	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$6.41		$6.92	$6.14	$7.15	$10.19	$9.96

Income from investment operations:

Net investment income	0.02		0.01	0.04	0.06	0.07	0.04

Net realized and unrealized gain (loss)	1.13		(0.48)	0.83	(0.59)	(2.56)	1.14

Total from investment operations	1.15		(0.47)	0.87	(0.53)	(2.49)	1.18

Less distributions to shareholders:

Net investment income	—		(0.04)	(0.09)	(0.03)	(0.08)	(0.08)

Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	—		(0.04)	(0.09)	(0.48)	(0.55)	(0.95)

Net asset value, end of period	$7.56		$6.41	$6.92	$6.14	$7.15	$10.19

Total return	17.94%		(6.84%)	14.22%	(5.07%)	(25.60%)	13.12%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.34	%(d)	1.37%	1.29%	1.22%	1.36%	1.49	%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.32	%(d)	1.37%	1.29%	1.22%	1.36%	1.49	%(d)

Net investment income	0.44	%(d)	0.16%	0.55%	1.30%	0.85%	0.57	%(d)

Supplemental data

Net assets, end of period (in thousands)	$46,639		$50,329	$67,911	$46,599	$30,952	$1,378

Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R4	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$6.48		$6.99	$6.19	$7.20	$10.22	$9.19

Income from investment operations:

Net investment income	0.04		0.03	0.05	0.08	0.08	0.07

Net realized and unrealized gain (loss)	1.13		(0.48)	0.85	(0.60)	(2.56)	1.90

Total from investment operations	1.17		(0.45)	0.90	(0.52)	(2.48)	1.97

Less distributions to shareholders:

Net investment income	(0.01)		(0.06)	(0.10)	(0.04)	(0.07)	(0.07)

Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	(0.01)		(0.06)	(0.10)	(0.49)	(0.54)	(0.94)

Net asset value, end of period	$7.64		$6.48	$6.99	$6.19	$7.20	$10.22

Total return	18.15%		(6.59%)	14.61%	(4.91%)	(25.41%)	22.81%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.09	%(c)	1.12%	1.03%	0.97%	1.13%	1.10%

Net expenses after fees waived or expenses reimbursed(d)	1.07	%(c)	1.12%	1.03%	0.97%	1.13%	1.10%

Net investment income	0.69	%(c)	0.38%	0.80%	1.55%	0.96%	0.68%

Supplemental data

Net assets, end of period (in thousands)	$241,253		$251,200	$389,349	$337,593	$270,774	$157,136

Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class R5	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$6.50		$7.01	$6.20	$7.21	$10.23	$9.96

Income from investment operations:

Net investment income	0.05		0.05	0.07	0.09	0.12	0.08

Net realized and unrealized gain (loss)	1.13		(0.48)	0.85	(0.60)	(2.58)	1.14

Total from investment operations	1.18		(0.43)	0.92	(0.51)	(2.46)	1.22

Less distributions to shareholders:

Net investment income	(0.03)		(0.08)	(0.11)	(0.05)	(0.09)	(0.08)

Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	(0.03)		(0.08)	(0.11)	(0.50)	(0.56)	(0.95)

Net asset value, end of period	$7.65		$6.50	$7.01	$6.20	$7.21	$10.23

Total return	18.26%		(6.38%)	14.97%	(4.65%)	(25.23%)	13.57%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.84	%(d)	0.87%	0.79%	0.72%	0.84%	0.84	%(d)

Net expenses after fees waived or expenses reimbursed(e)	0.82	%(d)	0.87%	0.79%	0.72%	0.84%	0.84	%(d)

Net investment income	0.94	%(d)	0.67%	1.05%	1.82%	1.46%	1.03	%(d)

Supplemental data

Net assets, end of period (in thousands)	$142,835		$119,293	$139,751	$133,143	$65,029	$12

Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 11, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class W	2012(a)		2011	2010	2009	2008	2007(b)
Per share data

Net asset value, beginning of period	$6.49		$7.00	$6.20	$7.19	$10.20	$9.88

Income from investment operations:

Net investment income	0.03		0.02	0.04	0.07	0.07	0.05

Net realized and unrealized gain (loss)	1.14		(0.48)	0.85	(0.59)	(2.56)	1.22

Total from investment operations	1.17		(0.46)	0.89	(0.52)	(2.49)	1.27

Less distributions to shareholders:

Net investment income	(0.01)		(0.05)	(0.09)	(0.02)	(0.05)	(0.08)

Net realized gains	—		—	—	(0.45)	(0.47)	(0.87)

Total distributions to shareholders	(0.01)		(0.05)	(0.09)	(0.47)	(0.52)	(0.95)

Net asset value, end of period	$7.65		$6.49	$7.00	$6.20	$7.19	$10.20

Total return	18.03%		(6.69%)	14.43%	(4.96%)	(25.53%)	14.14%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.26	%(d)	1.28%	1.17%	1.07%	1.27%	1.23	%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.18	%(d)	1.28%	1.17%	1.07%	1.27%	1.23	%(d)

Net investment income	0.57	%(d)	0.26%	0.67%	1.48%	0.73%	0.66	%(d)

Supplemental data

Net assets, end of period (in thousands)	$4		$3	$4	$3	$4	$5

Portfolio turnover	28%		46%	50%	42%	34%	24%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from December 1, 2006 (commencement of operations) to September 30, 2007.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended September 30,
Class Z	2012(a)		2011		2010(b)
Per share data

Net asset value, beginning of period	$6.55		$7.07		$7.00

Income from investment operations:

Net investment income	0.04		0.06		0.00	(c)

Net realized and unrealized gain (loss)	1.15		(0.50)		0.07

Total from investment operations	1.19		(0.44)		0.07

Less distributions to shareholders:

Net investment income	(0.03)		(0.08)		—

Total distributions to shareholders	(0.03)		(0.08)		—

Net asset value, end of period	$7.71		$6.55		$7.07

Total return	18.18%		(6.42%)		1.00%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.04	%(e)	1.07%		1.01	%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.95	%(e)	1.06	%(g)	1.01	%(e)

Net investment income	0.81	%(e)	0.80	%(g)	4.49	%(e)

Supplemental data

Net assets, end of period (in thousands)	$141,202		$127,642		$3

Portfolio turnover	28%		46%		50%

Notes to Financial Highlights

(a)	For the period from October 1, 2011 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from September 30 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to September 30, 2010.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Mid Cap Value Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from September 30 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean

32	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are

Annual Report 2012	33

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. For the period ended May 31, 2012, the annualized effective management fee rate was 0.70% of the Fund’s average daily net assets. Prior to July 1, 2011, the rates were an annual fee that declined from 0.700% to 0.475% as assets increased. Also, prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the adjustment was zero. The adjustment increased the management fee by $1,014,685 for the year ended September 30, 2011. For the year ended September 30, 2011, the effective management fee rate was 0.73% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA which has since been eliminated.

34	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended September 30, 2011, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended September 30, 2011, other expenses paid to this company were $5,345 and $12,218, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of

Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended May 31, 2012 and the year ended September 30, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended September 30, 2011
Class A	0.25%	0.23%
Class B	0.25	0.23
Class C	0.25	0.23
Class R	0.25	0.23
Class R3	0.05	0.05
Class R4	0.05	0.05
Class R5	0.05	0.05
Class W	0.24	0.23
Class Z	0.25	0.24

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts. For the year ended September 30, 2011, these minimum account balance fees reduced total expenses by $100.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Annual Report 2012	35

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,804,000 and $370,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $245,936 for Class A, $20,039 for Class B and $607 for Class C shares for the period ended May 31, 2012 and $583,232 for Class A, $52,332 for Class B and $1,759 for Class C shares for the year ended September 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective December 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.18%
Class B	1.93
Class C	1.93
Class I	0.76
Class R	1.43
Class R3	1.31
Class R4	1.06
Class R5	0.81
Class W	1.18
Class Z	0.93

Prior to December 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.84
Class R	1.51
Class R3	1.39
Class R4	1.14
Class R5	0.89
Class W	1.26
Class Z	1.01

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, investments in limited partnerships, passive foreign investment company (PFIC) holdings, post-October capital losses, and re-characterization of REIT distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do

36	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$313,635
Accumulated net realized loss	(313,635)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Ordinary income	$2,909,012	$14,000,777	$27,236,136

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,963,414
Undistributed accumulated long-term gain	—
Accumulated realized loss	(371,869,051)
Unrealized depreciation	119,814,784

At May 31, 2012, the cost of investments for federal income tax purposes was $1,876,151,551 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$199,398,838
Unrealized depreciation	(79,493,002)
Net unrealized appreciation	$119,905,836

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	36,421,936
2018	311,278,301
Total	347,700,237

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the period ended May 31, 2012, $83,547,774 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat post-October capital losses of $24,168,814 as arising on June 1, 2012.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $477,832,743 and $757,523,598, respectively, for the period ended May 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return

Annual Report 2012	37

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended September 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $393,192,933 were on loan, secured by U.S. government and agency securities valued at $36,600 and by cash collateral of $404,353,076 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 20.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a

December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012 and the year ended September 30, 2011.

Note 10. Fund Merger

At the close of business on March 26, 2010, Columbia Mid Cap Value Opportunity Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Select Value Fund. The reorganization was completed after shareholders approved the plan on March 10, 2010. The aggregate net assets of Columbia Mid Cap Value Opportunity Fund immediately before the acquisition were $2,225,388,391 and the combined net assets immediately after the acquisition were $2,527,536,627. The merger was accomplished by a tax-free exchange of 72,308,630 shares of RiverSource Partners Select Value Fund valued at $302,148,236. In exchange for RiverSource Partners Select Value Fund shares and net assets, Columbia Mid Cap Value Opportunity Fund issued the following number of shares:

Shares
Class A	28,452,411
Class B	4,967,877
Class C	632,637
Class I	9,654,421
Class R4	12,529

For financial reporting purposes, net assets received and shares issued by Columbia Mid Cap Value Opportunity Fund were recorded at fair value; however, RiverSource Partners Select Value Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Mid Cap Value Opportunity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The components of RiverSource Partners Select Value Fund’s

38	Annual Report 2012

Columbia Mid Cap Value Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012

net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets	$302,148,236
Capital stock	$364,206,596
Excess of distributions over net investment income	$(679,694)
Accumulated net realized loss	$(94,014,816)
Unrealized appreciation	$32,636,150

The financial statements reflect the operations of Columbia Mid Cap Value Opportunity Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners Select Value Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed. Assuming the merger had been completed on Oct. 1, 2009, Columbia Mid Cap Value Opportunity Fund’s pro-forma net investment income, net gain on investments, and net increase in net assets from operations for the year ended Sept. 30, 2010 would have been $14.1 million, $49.3 million and $339.5 million, respectively.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	39

Columbia Mid Cap Value Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Mid Cap Value Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Value Opportunity Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations, changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Mid Cap Value Opportunity Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

40	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 91.2%
Issuer	Shares	Value ($)

Consumer Discretionary 14.7%
Auto Components 2.3%

American Axle & Manufacturing Holdings, Inc.(a)(b)	246,200	2,279,812

Cooper Tire & Rubber Co.(b)	27,090	419,353

Dana Holding Corp.(b)	217,619	2,898,685

Gentex Corp.(b)	74,400	1,659,120

Total		7,256,970

Automobiles 0.4%

Thor Industries, Inc.(b)	44,500	1,368,375

Distributors 0.1%

Core-Mark Holding Co., Inc.	8,360	363,576

Diversified Consumer Services 0.1%

School Specialty, Inc.(a)(b)	118,000	355,180

Hotels, Restaurants & Leisure 1.4%

Bob Evans Farms, Inc.(b)	11,460	464,588

Brinker International, Inc.(b)	15,340	495,635

Jack in the Box, Inc.(a)(b)	20,840	538,714

Orient-Express Hotels Ltd.(a)	49,420	417,105

Papa John’s International, Inc.(a)	10,140	471,713

PF Chang’s China Bistro, Inc.(b)	21,200	1,086,924

Six Flags Entertainment Corp.	15,500	707,265

WMS Industries, Inc.(a)(b)	18,070	370,977

Total		4,552,921

Household Durables 1.3%

Beazer Homes U.S.A., Inc.(a)(b)	103,650	270,527

Ethan Allen Interiors, Inc.(b)	27,000	607,770

Ryland Group, Inc. (The)	28,180	630,105

Standard Pacific Corp.(a)(b)	67,520	348,403

Whirlpool Corp.	33,400	2,066,792

Total		3,923,597

Leisure Equipment & Products 0.7%

Brunswick Corp.	101,200	2,216,280

Media 0.4%

Cinemark Holdings, Inc.	12,360	285,022

John Wiley & Sons, Inc., Class A	23,700	1,078,350

Total		1,363,372

Multiline Retail 1.5%

Dillard’s, Inc., Class A(b)	63,779	4,288,500

Fred’s, Inc., Class A(b)	23,940	329,175

Total		4,617,675

Specialty Retail 5.4%

Aaron’s, Inc.	47,000	1,247,850

Aeropostale, Inc.(a)	69,500	1,285,750

Common Stocks (continued)
Issuer	Shares	Value ($)

Ascena Retail Group, Inc.(a)	71,000	1,344,030

Cabela’s, Inc.(a)(b)	98,500	3,480,990

Coldwater Creek, Inc.(a)(b)	83,190	69,048

Group 1 Automotive, Inc.(b)	18,500	968,660

JOS A Bank Clothiers, Inc.(a)(b)	25,500	1,131,180

Men’s Wearhouse, Inc. (The)(b)	93,160	3,352,829

OfficeMax, Inc.(a)(b)	332,500	1,619,275

RadioShack Corp.(b)	368,000	1,707,520

Rent-A-Center, Inc.(b)	9,820	330,639

Select Comfort Corp.(a)	15,520	424,627

Total		16,962,398

Textiles, Apparel & Luxury Goods 1.1%

Carter’s, Inc.(a)(b)	19,500	1,051,635

Jones Group, Inc. (The)(b)	255,710	2,465,044

Total		3,516,679

Total Consumer Discretionary		46,497,023

Consumer Staples 2.0%
Food & Staples Retailing 0.1%

Rite Aid Corp.(a)(b)	142,110	184,743

Food Products 1.4%

Hain Celestial Group, Inc. (The)(a)(b)	9,460	524,936

J&J Snack Foods Corp.	17,500	963,725

Post Holdings, Inc.(a)	11,200	336,784

Ralcorp Holdings, Inc.(a)	18,500	1,175,675

Sanderson Farms, Inc.	9,700	532,918

Snyders-Lance, Inc.(b)	18,760	483,820

TreeHouse Foods, Inc.(a)	7,540	429,855

Total		4,447,713

Personal Products 0.1%

Elizabeth Arden, Inc.(a)(b)	13,020	448,669

Tobacco 0.4%

Alliance One International, Inc.(a)(b)	151,443	434,642

Universal Corp.	6,260	282,764

Vector Group, Ltd.(b)	23,510	390,266

Total		1,107,672

Total Consumer Staples		6,188,797

Energy 4.2%
Energy Equipment & Services 1.3%

Dril-Quip, Inc.(a)(b)	12,200	739,198

Exterran Holdings, Inc.(a)(b)	37,370	431,250

Hornbeck Offshore Services, Inc.(a)(b)	9,420	314,534

Oceaneering International, Inc.(b)	13,000	600,860

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Parker Drilling Co.(a)	273,500	1,337,415

Tetra Technologies, Inc.(a)	83,500	533,565

Total		3,956,822

Oil, Gas & Consumable Fuels 2.9%

Advantage Oil & Gas Ltd.(a)	304,421	843,246

Berry Petroleum Co., Class A(b)	50,300	1,957,173

Comstock Resources, Inc.(a)(b)	27,820	415,909

Delek U.S. Holdings, Inc.(b)	27,030	435,453

Energy Partners Ltd.(a)(b)	72,800	1,149,512

Oasis Petroleum, Inc.(a)(b)	31,000	796,390

Overseas Shipholding Group, Inc.(b)	118,740	1,296,641

Rex Energy Corp.(a)(b)	41,380	416,283

Tesoro Corp.(a)	48,313	1,068,683

USEC, Inc.(a)(b)	158,881	114,744

WPX Energy, Inc.(a)	52,268	766,772

Total		9,260,806

Total Energy		13,217,628

Financials 25.0%

Capital Markets 2.9%

Duff & Phelps Corp., Class A(b)	116,100	1,654,425

E*Trade Financial Corp.(a)	190,000	1,613,100

Eaton Vance Corp.(b)	60,500	1,472,570

Janus Capital Group, Inc.(b)	337,200	2,461,560

KBW, Inc.(b)	26,050	422,270

Knight Capital Group, Inc., Class A(a)	27,450	345,047

Stifel Financial Corp.(a)(b)	39,000	1,239,810

Total		9,208,782

Commercial Banks 8.1%

Associated Banc-Corp.	133,000	1,683,780

Banco Latinoamericano de Comercio Exterior SA, Class E	25,460	496,470

BancorpSouth, Inc.	32,200	434,378

BBCN Bancorp, Inc.(a)(b)	168,917	1,822,614

Boston Private Financial Holdings, Inc.(b)	47,650	429,803

Cathay General Bancorp(b)	155,730	2,582,003

Community Bank System, Inc.(b)	13,173	350,534

CVB Financial Corp.(b)	138,000	1,502,820

First Commonwealth Financial Corp.(b)	63,240	396,515

First Financial Bancorp(b)	22,500	345,600

First Midwest Bancorp, Inc.	41,380	417,524

Glacier Bancorp, Inc.(b)	139,010	1,994,793

Hancock Holding Co.	74,370	2,267,541

Common Stocks (continued)
Issuer	Shares	Value ($)

National Penn Bancshares, Inc.(b)	39,600	352,836

PacWest Bancorp(b)	18,670	425,863

Prosperity Bancshares, Inc.(b)	80,060	3,420,163

SVB Financial Group(a)(b)	7,910	471,911

Synovus Financial Corp.(b)	1,264,800	2,415,768

TCF Financial Corp.	36,380	428,920

United Bankshares, Inc.(b)	13,580	347,920

Webster Financial Corp.(b)	16,740	339,320

Wintrust Financial Corp.(b)	15,160	515,592

Zions Bancorporation(b)	113,000	2,150,390

Total		25,593,058

Consumer Finance 0.1%

Nelnet, Inc., Class A(b)	17,110	399,347

Insurance 7.3%

American National Insurance Co.	27,300	1,865,136

First American Financial Corp.(b)	26,130	411,809

Flagstone Reinsurance Holdings SA(b)	247,550	1,829,394

Hanover Insurance Group, Inc. (The)	9,920	386,979

Horace Mann Educators Corp.	181,700	3,108,887

Infinity Property & Casualty Corp.	8,485	455,305

Montpelier Re Holdings Ltd.(b)	203,928	4,258,017

Platinum Underwriters Holdings Ltd.(b)	161,005	5,844,481

ProAssurance Corp.	25,290	2,229,061

Selective Insurance Group, Inc.	25,540	431,626

StanCorp Financial Group, Inc.(b)	39,000	1,357,590

Stewart Information Services Corp.(b)	29,120	402,730

Tower Group, Inc.(b)	17,070	335,084

Total		22,916,099

Real Estate Investment Trusts (REITs) 3.7%

American Assets Trust, Inc.	20,130	454,737

American Campus Communities, Inc.	6,210	272,619

BioMed Realty Trust, Inc.(b)	18,430	332,661

CBL & Associates Properties, Inc.(b)	24,550	428,643

Colonial Properties Trust(b)	18,670	395,991

Colony Financial, Inc.(b)	25,750	432,600

Coresite Realty Corp.(b)	17,690	421,906

CubeSmart(b)	19,380	219,188

DCT Industrial Trust, Inc.(b)	83,063	483,427

DiamondRock Hospitality Co.	116,190	1,154,928

DuPont Fabros Technology, Inc.(b)	18,010	459,075

EastGroup Properties, Inc.(b)	7,870	390,116

Entertainment Properties Trust(b)	8,200	338,414

Equity Lifestyle Properties, Inc.	5,100	335,886

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

FelCor Lodging Trust, Inc.(a)(b)	83,910	348,226

Hatteras Financial Corp.(b)	9,920	283,216

Healthcare Realty Trust, Inc.(b)	21,220	464,294

Highwoods Properties, Inc.(b)	14,510	468,093

Invesco Mortgage Capital, Inc.	21,460	389,284

LaSalle Hotel Properties	14,370	396,325

National Retail Properties, Inc.(b)	12,710	336,688

Omega Healthcare Investors, Inc.(b)	20,130	424,944

Post Properties, Inc.	9,330	451,665

Resource Capital Corp.(b)	66,110	353,027

Starwood Property Trust, Inc.	21,000	420,840

Sunstone Hotel Investors, Inc.(a)	40,610	406,506

Two Harbors Investment Corp.	47,320	489,289

Washington Real Estate Investment Trust(b)	14,590	410,563

Total		11,763,151

Real Estate Management & Development 2.5%

Jones Lang LaSalle, Inc.	24,000	1,740,000

MI Developments, Inc.	190,205	6,202,585

Total		7,942,585

Thrifts & Mortgage Finance 0.4%

Dime Community Bancshares, Inc.(b)	25,820	337,209

Ocwen Financial Corp.(a)	28,750	460,863

Provident Financial Services, Inc.(b)	30,680	427,986

Total		1,226,058

Total Financials		79,049,080

Health Care 4.7%
Health Care Equipment & Supplies 1.5%

Cantel Medical Corp.(b)	18,140	396,540

CONMED Corp.	15,200	407,208

Integra LifeSciences Holdings Corp.(a)	11,780	418,308

NuVasive, Inc.(a)	23,500	464,360

STERIS Corp.(b)	62,500	1,866,250

Thoratec Corp.(a)	8,400	254,856

West Pharmaceutical Services, Inc.	8,900	425,420

Wright Medical Group, Inc.(a)(b)	22,430	443,890

Total		4,676,832

Health Care Providers & Services 1.6%

AMN Healthcare Services, Inc.(a)(b)	199,000	1,194,000

Healthsouth Corp.(a)	174,270	3,335,528

Mmodal, Inc.(a)	37,920	476,654

Total		5,006,182

Common Stocks (continued)
Issuer	Shares	Value ($)

Life Sciences Tools & Services 1.3%

Bio-Rad Laboratories, Inc., Class A(a)	12,500	1,245,125

Charles River Laboratories International, Inc.(a)	48,000	1,602,240

Covance, Inc.(a)(b)	29,500	1,368,800

Total		4,216,165

Pharmaceuticals 0.3%

Impax Laboratories, Inc.(a)(b)	20,140	417,502

Medicis Pharmaceutical Corp., Class A(b)	12,890	465,329

Total		882,831

Total Health Care		14,782,010

Industrials 19.3%
Aerospace & Defense 0.5%

American Science & Engineering, Inc.	6,000	290,700

Esterline Technologies Corp.(a)	3,420	220,898

Hexcel Corp.(a)(b)	14,520	353,998

Moog, Inc., Class A(a)(b)	10,275	390,655

Triumph Group, Inc.(b)	4,130	247,139

Total		1,503,390

Air Freight & Logistics 1.2%

Atlas Air Worldwide Holdings, Inc.(a)(b)	9,100	413,322

Forward Air Corp.(b)	98,600	3,128,578

UTi Worldwide, Inc.	22,200	347,208

Total		3,889,108

Airlines 3.4%

Air France-KLM, ADR(a)(b)	286,770	1,221,640

Alaska Air Group, Inc.(a)	12,620	432,866

Allegiant Travel Co.(a)(b)	7,310	474,054

JetBlue Airways Corp.(a)(b)	1,217,629	6,368,200

Southwest Airlines Co.	191,357	1,727,957

Spirit Airlines, Inc.(a)	18,530	381,903

Total		10,606,620

Building Products 2.1%

AAON, Inc.(b)	5,650	105,881

Gibraltar Industries, Inc.(a)(b)	117,126	1,197,028

Lennox International, Inc.(b)	9,520	408,313

Quanex Building Products Corp.(b)	5,120	84,531

Simpson Manufacturing Co., Inc.(b)	74,300	2,064,797

Trex Co., Inc.(a)(b)	61,000	1,775,100

Universal Forest Products, Inc.(b)	12,670	477,025

USG Corp.(a)(b)	34,960	539,083

Total		6,651,758

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Commercial Services & Supplies 3.4%

ABM Industries, Inc.(b)	19,570	420,168

Geo Group, Inc. (The)(a)(b)	20,050	436,288

Herman Miller, Inc.	91,100	1,683,528

Interface, Inc.(b)	32,150	407,984

KAR Auction Services, Inc.(a)	154,000	2,294,600

Mine Safety Appliances Co.(b)	7,340	301,527

Mobile Mini, Inc.(a)(b)	158,700	2,180,538

Schawk, Inc.(b)	64,500	719,175

Tetra Tech, Inc.(a)(b)	20,110	502,549

United Stationers, Inc.(b)	76,080	1,921,020

Total		10,867,377

Construction & Engineering 1.8%

Aegion Corp.(a)(b)	113,800	1,794,626

Comfort Systems U.S.A., Inc.(b)	126,210	1,145,987

EMCOR Group, Inc.	44,500	1,217,075

Pike Electric Corp.(a)(b)	151,000	1,090,220

Shaw Group, Inc. (The)(a)	12,880	327,152

Total		5,575,060

Electrical Equipment 0.9%

Brady Corp., Class A(b)	15,529	426,116

EnerSys(a)	6,747	222,516

Regal-Beloit Corp.	36,900	2,224,701

Total		2,873,333

Machinery 3.9%

Actuant Corp., Class A(b)	12,630	330,527

Barnes Group, Inc.(b)	13,810	321,359

EnPro Industries, Inc.(a)(b)	11,980	461,470

IDEX Corp.	45,500	1,807,715

Oshkosh Corp.(a)	126,500	2,589,455

Tecumseh Products Co., Class B(a)(b)	10,948	51,565

Terex Corp.(a)(b)	155,100	2,579,313

Trinity Industries, Inc.	51,500	1,272,050

Wabtec Corp.	19,500	1,415,895

Watts Water Technologies, Inc., Class A	39,486	1,305,012

Total		12,134,361

Professional Services 1.4%

Kforce, Inc.(a)(b)	30,680	408,964

Korn/Ferry International(a)	193,000	2,624,800

Resources Connection, Inc.	122,000	1,464,000

Total		4,497,764

Road & Rail 0.5%

Amerco, Inc.	3,940	331,433

Landstar System, Inc.	23,000	1,212,100

Total		1,543,533

Common Stocks (continued)
Issuer	Shares	Value ($)

Trading Companies & Distributors 0.2%

Aircastle Ltd.	8,500	94,435

TAL International Group, Inc.(b)	12,360	404,296

United Rentals, Inc.(a)	4,730	163,421

Total		662,152

Total Industrials		60,804,456

Information Technology 15.3%
Communications Equipment 0.9%

Arris Group, Inc.(a)	38,460	474,212

Ixia(a)(b)	36,280	383,842

Loral Space & Communications, Inc.	6,330	381,699

Plantronics, Inc.(b)	49,550	1,490,960

Total		2,730,713

Computers & Peripherals 0.9%

Avid Technology, Inc.(a)(b)	180,500	1,288,770

Electronics for Imaging, Inc.(a)	118,000	1,739,320

Total		3,028,090

Electronic Equipment, Instruments & Components 8.1%

Celestica, Inc.(a)(b)	599,229	4,338,418

Cognex Corp.(b)	65,100	2,277,849

FARO Technologies, Inc.(a)(b)	33,100	1,526,903

Ingram Micro, Inc., Class A(a)	200,400	3,573,132

Jabil Circuit, Inc.	95,500	1,826,915

Littelfuse, Inc.	39,600	2,278,584

Mercury Computer Systems, Inc.(a)(b)	80,000	948,000

Park Electrochemical Corp.(b)	64,500	1,513,170

Plexus Corp.(a)	85,100	2,382,800

Sanmina-SCI Corp.(a)	347,608	2,471,493

Vishay Intertechnology, Inc.(a)(b)	239,800	2,546,676

Total		25,683,940

Internet Software & Services 0.9%

DealerTrack Holdings, Inc.(a)(b)	31,500	859,950

Stamps.com, Inc.(a)(b)	15,050	369,628

WebMD Health Corp.(a)	56,000	1,289,680

Zillow, Inc.(a)(b)	10,420	408,256

Total		2,927,514

IT Services 0.5%

Cardtronics, Inc.(a)	14,670	411,053

Convergys Corp.(a)	32,210	449,330

CoreLogic, Inc.(a)	25,100	426,449

Euronet Worldwide, Inc.(a)(b)	19,470	350,265

Total		1,637,097

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Semiconductors & Semiconductor Equipment 2.3%

ATMI, Inc.(a)	38,060	761,580

Axcelis Technologies, Inc.(a)(b)	200,000	222,000

Brooks Automation, Inc.(b)	241,200	2,260,044

International Rectifier Corp.(a)	39,240	739,282

Micron Technology, Inc.(a)	250,000	1,460,000

OmniVision Technologies, Inc.(a)	25,110	406,280

Photronics, Inc.(a)(b)	146,700	880,200

Power Integrations, Inc.(b)	10,140	413,813

Total		7,143,199

Software 1.7%

ACI Worldwide, Inc.(a)(b)	7,481	285,699

AsiaInfo-Linkage, Inc.(a)(b)	39,720	421,032

Mentor Graphics Corp.(a)	235,700	3,323,370

Netscout Systems, Inc.(a)(b)	22,220	445,511

Quest Software, Inc.(a)	20,390	509,750

Websense, Inc.(a)	16,730	310,844

Total		5,296,206

Total Information Technology		48,446,759

Materials 3.2%
Chemicals 1.1%

Minerals Technologies, Inc.	6,760	427,705

Olin Corp.	20,130	385,892

PolyOne Corp.(b)	185,900	2,459,457

TPC Group, Inc.(a)	9,770	308,634

Total		3,581,688

Construction Materials 0.5%

Texas Industries, Inc.(b)	47,450	1,518,400

Containers & Packaging 0.3%

Myers Industries, Inc.	55,800	938,556

Metals & Mining 0.1%

AMCOL International Corp.(b)	16,370	459,670

Paper & Forest Products 1.2%

Clearwater Paper Corp.(a)	11,740	367,932

Resolute Forest Products(a)(b)	287,998	3,257,257

Total		3,625,189

Total Materials		10,123,503

Telecommunication Services 0.2%
Diversified Telecommunication Services 0.2%

General Communication, Inc., Class A(a)(b)	75,500	478,670

Total Telecommunication Services		478,670

Common Stocks (continued)
Issuer	Shares	Value ($)

Utilities 2.6%
Electric Utilities 1.5%

Cleco Corp.(b)	12,850	524,794

IDACORP, Inc.	8,150	320,213

NV Energy, Inc.	356	6,159

PNM Resources, Inc.	77,500	1,445,375

Portland General Electric Co.	19,700	495,455

UNS Energy Corp.(b)	13,820	518,112

Westar Energy, Inc.	49,500	1,416,690

Total		4,726,798

Gas Utilities 0.1%

WGL Holdings, Inc.	8,240	320,948

Independent Power Producers & Energy Traders 0.6%

GenOn Energy, Inc.(a)	827,000	1,422,440

Ormat Technologies, Inc.(b)	18,040	366,393

Total		1,788,833

Multi-Utilities 0.4%

Avista Corp.	20,820	529,036

Black Hills Corp.	15,310	492,676

NorthWestern Corp.	12,312	437,199

Total		1,458,911

Total Utilities		8,295,490

Total Common Stocks (Cost: $278,480,310)		287,883,416

Limited Partnerships 0.2%
Utilities 0.2%
Gas Utilities 0.2%

Suburban Propane Partners LP(c)	8,370	308,183

Total Utilities		308,183

Total Limited Partnerships (Cost: $365,022)		308,183

Money Market Funds 7.6%	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(d)(e)	24,107,875	24,107,875

Total Money Market Funds (Cost: $24,107,875)		24,107,875

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan 25.4%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Certificates of Deposit 2.2%
Banque et Caisse d’Epargne de l’Etat 06/15/12	0.430%	1,997,805	1,997,805

Natixis 06/05/12	0.250%	2,000,000	2,000,000

Sumitomo Mitsui Banking Corp. 07/03/12	0.360%	3,000,000	3,000,000

Total			6,997,805

Repurchase Agreements 23.2%
Citibank NA dated 05/31/12, matures 06/01/12, repurchase price $5,000,029(f)	0.210%	5,000,000	5,000,000

Citigroup Global Markets, Inc.(f) dated 05/31/12, matures 06/01/12, repurchase price $10,000,061	0.220%	10,000,000	10,000,000

repurchase price $2,000,012	0.220%	2,000,000	2,000,000

Deutsche Bank AG dated 05/31/12, matures 06/01/12, repurchase price $11,281,899(f)	0.220%	11,281,830	11,281,830

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Goldman Sachs & Co.(f) dated 05/29/12, matures 06/05/12, repurchase price $10,000,264	0.190%	10,000,000	10,000,000

dated 05/31/12, matures 06/01/12, repurchase price $10,000,058	0.210%	10,000,000	10,000,000

Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $20,000,133(f)	0.240%	20,000,000	20,000,000

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $5,000,032(f)	0.230%	5,000,000	5,000,000

Total			73,281,830

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $80,279,635)			80,279,635

Total Investments (Cost: $383,232,842)			392,579,109

Other Assets & Liabilities, Net			(76,908,255)

Net Assets			315,670,854

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At May 31, 2012, security was partially or fully on loan.

(c)	At May 31, 2012, there was no capital committed to the LLC or LP for future investment.

(d)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(e)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	38,922,566	114,778,442	(129,593,133)	—	24,107,875	42,112	24,107,875

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.210%)
Fannie Mae Pool	2,501,403

Fannie Mae REMICS	1,181,631

Ginnie Mae I Pool	1,416,966

Total market value of collateral securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	50,267

Fannie Mae REMICS	3,958,609

Fannie Mae-Aces	82,117

Freddie Mac Reference REMIC	22,071

Freddie Mac REMICS	5,037,192

Government National Mortgage Association	1,049,744

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	10,053

Fannie Mae REMICS	791,722

Fannie Mae-Aces	16,424

Freddie Mac Reference REMIC	4,414

Freddie Mac REMICS	1,007,438

Government National Mortgage Association	209,949

Total market value of collateral securities	2,040,000

Security Description	Value ($)
Deutsche Bank AG (0.220%)
Fannie Mae Pool	11,212,036

Freddie Mac Non Gold Pool	295,431

Total market value of collateral securities	11,507,467

Security Description	Value ($)
Goldman Sachs & Co. (0.190%)
Fannie Mae Pool	6,702,191

Freddie Mac Gold Pool	3,401,254

Freddie Mac Non Gold Pool	96,555

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	8,107,002

Ginnie Mae II Pool	2,092,998

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	1,688,995

Fannie Mae REMICS	5,440,589

Fannie Mae-Aces	66,001

Freddie Mac Gold Pool	2,293,166

Freddie Mac REMICS	4,480,263

Government National Mortgage Association	4,463,976

United States Treasury Note/Bond	1,967,147

Total market value of collateral securities	20,400,137

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,178,597

Freddie Mac Gold Pool	1,132,644

Ginnie Mae II Pool	1,788,759

Total market value of collateral securities	5,100,000

Abbreviation Legend

ADR	American Depositary Receipt

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	46,497,023	—	—	46,497,023

Consumer Staples	6,188,797	—	—	6,188,797

Energy	13,217,628	—	—	13,217,628

Financials	79,049,080	—	—	79,049,080

Health Care	14,782,010	—	—	14,782,010

Industrials	60,804,456	—	—	60,804,456

Information Technology	48,446,759	—	—	48,446,759

Materials	10,123,503	—	—	10,123,503

Telecommunication Services	478,670	—	—	478,670

Utilities	8,295,490	—	—	8,295,490

Total Equity Securities	287,883,416	—	—	287,883,416

Other

Limited Partnerships	308,183	—	—	308,183

Money Market Funds	24,107,875	—	—	24,107,875

Investments of Cash Collateral Received for Securities on Loan	—	80,279,635	—	80,279,635

Total Other	24,416,058	80,279,635	—	104,695,693

Total	312,299,474	80,279,635	—	392,579,109

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Multi-Advisor Small Cap Value Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $278,845,332)	$288,191,599

Affiliated issuers (identified cost $24,107,875)	24,107,875

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $6,997,805)	6,997,805

Repurchase agreements (identified cost $73,281,830)	73,281,830

Total investments (identified cost $383,232,842)	392,579,109

Receivable for:

Investments sold	4,495,719

Capital shares sold	86,827

Dividends	335,640

Interest	33,309

Reclaims	9,309

Expense reimbursement due from Investment Manager	1,993

Total assets	397,541,906

Liabilities

Disbursements in excess of cash	4

Due upon return of securities on loan	80,279,635

Payable for:

Investments purchased	1,012,399

Capital shares purchased	394,470

Investment management fees	8,327

Distribution fees	2,441

Transfer agent fees	74,806

Administration fees	691

Plan administration fees	988

Compensation of board members	18,177

Other expenses	79,114

Total liabilities	81,871,052

Net assets applicable to outstanding capital stock	$315,670,854

Represented by

Paid-in capital	$322,309,290

Excess of distributions over net investment income	(405,638)

Accumulated net realized loss	(15,579,065)

Unrealized appreciation (depreciation) on:

Investments	9,346,267

Total — representing net assets applicable to outstanding capital stock	$315,670,854

* Value of securities on loan	$ 78,067,543

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$244,912,639

Shares outstanding	45,207,554

Net asset value per share	$5.42

Maximum offering price per share(a)	$5.75

Class B

Net assets	$17,065,879

Shares outstanding	3,460,585

Net asset value per share	$4.93

Class C

Net assets	$8,563,404

Shares outstanding	1,731,464

Net asset value per share	$4.95

Class I

Net assets	$19,113,616

Shares outstanding	3,368,296

Net asset value per share	$5.67

Class R

Net assets	$3,544,564

Shares outstanding	659,260

Net asset value per share	$5.38

Class R3

Net assets	$2,584,918

Shares outstanding	471,802

Net asset value per share	$5.48

Class R4

Net assets	$1,552,355

Shares outstanding	279,703

Net asset value per share	$5.55

Class R5

Net assets	$14,373,134

Shares outstanding	2,565,146

Net asset value per share	$5.60

Class Z

Net assets	$3,960,345

Shares outstanding	700,840

Net asset value per share	$5.65

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Multi-Advisor Small Cap Value Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income
Income:
Dividends	$4,066,992
Dividends from affiliates	42,112
Income from securities lending — net	381,162
Foreign taxes withheld	(57,937)

Total income	4,432,329

Expenses:
Investment management fees	3,484,297
Distribution fees
Class A	678,460
Class B	209,901
Class C	91,536
Class R	14,201
Class R3	6,607
Transfer agent fees
Class A	911,905
Class B	68,648
Class C	29,777
Class R	9,703
Class R3	956
Class R4	779
Class R5	4,983
Class Z	14,682
Administration fees	288,940
Plan administration fees
Class R3	6,607
Class R4	4,696
Compensation of board members	14,911
Custodian fees	34,928
Printing and postage fees	73,013
Registration fees	78,160
Professional fees	30,778
Other	23,924

Total expenses	6,082,392
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(630,115)
Expense reductions	(120)

Total net expenses	5,452,157

Net investment loss	(1,019,828)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	19,922,076

Net realized gain	19,922,076
Net change in unrealized appreciation (depreciation) on:
Investments	(72,917,885)

Net change in unrealized depreciation	(72,917,885)

Net realized and unrealized loss	(52,995,809)

Net decrease in net assets from operations	$(54,015,637)

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations

Net investment loss	$(1,019,828)	$(2,474,657)

Net realized gain	19,922,076	41,023,685

Net change in unrealized appreciation (depreciation)	(72,917,885)	56,070,466

Net increase (decrease) in net assets resulting from operations	(54,015,637)	94,619,494

Increase (decrease) in net assets from share transactions	(78,936,469)	(49,931,707)

Total increase (decrease) in net assets	(132,952,106)	44,687,787

Net assets at beginning of year	448,622,960	403,935,173

Net assets at end of year	$315,670,854	$448,622,960

Excess of distributions over net investment income	$(405,638)	$(4,873)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Multi-Advisor Small Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	4,446,151	24,511,743	8,270,552	44,557,753

Conversions from Class B	2,148,075	12,801,618	5,012,320	24,011,580

Redemptions	(13,699,271)	(75,076,091)	(17,415,862)	(92,140,342)

Net decrease	(7,105,045)	(37,762,730)	(4,132,990)	(23,571,009)

Class B shares

Subscriptions	44,057	229,567	243,664	1,174,567

Conversions to Class A	(2,340,501)	(12,801,618)	(5,431,915)	(24,011,580)

Redemptions	(903,812)	(4,535,885)	(1,886,976)	(9,138,191)

Net decrease	(3,200,256)	(17,107,936)	(7,075,227)	(31,975,204)

Class C shares

Subscriptions	416,727	2,087,238	377,310	1,933,432

Redemptions	(452,712)	(2,281,049)	(314,761)	(1,602,626)

Net increase (decrease)	(35,985)	(193,811)	62,549	330,806

Class I shares

Subscriptions	856,980	4,813,754	336,524	1,963,216

Redemptions	(4,987,821)	(29,237,975)	(1,422,498)	(8,536,913)

Net decrease	(4,130,841)	(24,424,221)	(1,085,974)	(6,573,697)

Class R shares

Subscriptions	566,656	3,036,780	278,007	1,535,266

Redemptions	(224,432)	(1,242,803)	(99,507)	(545,371)

Net increase	342,224	1,793,977	178,500	989,895

Class R3 shares

Subscriptions	96,694	534,949	463,922	2,387,732

Redemptions	(95,326)	(523,557)	(81,808)	(430,862)

Net increase	1,368	11,392	382,114	1,956,870

Class R4 shares

Subscriptions	110,246	632,244	394,091	2,193,730

Redemptions	(186,121)	(1,056,442)	(112,302)	(661,029)

Net increase (decrease)	(75,875)	(424,198)	281,789	1,532,701

Class R5 shares

Subscriptions	641,295	3,540,306	1,161,292	6,615,906

Redemptions	(797,888)	(4,569,923)	(636,760)	(3,585,206)

Net increase (decrease)	(156,593)	(1,029,617)	524,532	3,030,700

Class Z shares

Subscriptions	537,262	3,091,671	682,812	4,402,318

Redemptions	(510,592)	(2,890,996)	(8,642)	(55,087)

Net increase	26,670	200,675	674,170	4,347,231

Total net decrease	(14,334,333)	(78,936,469)	(10,190,537)	(49,931,707)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payments of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012	2011	2010	2009	2008
Per share data

Net asset value, beginning of period	$6.18	$4.91	$3.35	$4.73	$6.56

Income from investment operations:

Net investment income (loss)	(0.01)	(0.03)	(0.02)	0.00(a)	0.03

Net realized and unrealized gain (loss)	(0.75)	1.30	1.58	(1.38)	(1.02)

Total from investment operations	(0.76)	1.27	1.56	(1.38)	(0.99)

Less distributions to shareholders:

Net realized gains	—	—	—	—	(0.83)

Tax return of capital	—	—	—	—	(0.01)

Total distributions to shareholders	—	—	—	—	(0.84)

Net asset value, end of period	$5.42	$6.18	$4.91	$3.35	$4.73

Total return	(12.30%)	25.87%	46.57%	(29.18%)	(15.03%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.70%	1.70%	1.79%	1.79%	1.56%

Net expenses after fees waived or expenses reimbursed(c)	1.50%(d)	1.53%	1.52%	1.35%	1.37%

Net investment income (loss)	(0.27%)(d)	(0.56%)	(0.54%)	0.04%	0.51%

Supplemental data

Net assets, end of period (in thousands)	$244,913	$323,548	$277,384	$194,256	$365,496

Portfolio turnover	66%	54%	80%	120%	45%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012	2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.68	$4.54		$3.12		$4.44		$6.26

Income from investment operations:

Net investment loss	(0.05)	(0.07)		(0.05)		(0.02)		(0.01)

Net realized and unrealized gain (loss)	(0.70)	1.21		1.47		(1.30)		(0.97)

Total from investment operations	(0.75)	1.14		1.42		(1.32)		(0.98)

Less distributions to shareholders:

Net realized gains	—	—		—		—		(0.83)

Tax return of capital	—	—		—		—		(0.01)

Total distributions to shareholders	—	—		—		—		(0.84)

Net asset value, end of period	$4.93	$5.68		$4.54		$3.12		$4.44

Total return	(13.20%)	25.11%		45.51%		(29.73%	)	(15.64%)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.44%	2.47%		2.56%		2.56%		2.33%

Net expenses after fees waived or expenses reimbursed(b)	2.26%(c)	2.30%		2.30%		2.12%		2.13%

Net investment loss	(1.05%)(c)	(1.34%	)	(1.31%	)	(0.73%	)	(0.26%)

Supplemental data

Net assets, end of period (in thousands)	$17,066	$37,804		$62,404		$61,304		$128,473

Portfolio turnover	66%	54%		80%		120%		45%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012	2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.69	$4.55		$3.12		$4.45		$6.27

Income from investment operations:

Net investment loss	(0.05)	(0.07)		(0.05)		(0.02)		(0.01)

Net realized and unrealized gain (loss)	(0.69)	1.21		1.48		(1.31)		(0.97)

Total from investment operations	(0.74)	1.14		1.43		(1.33)		(0.98)

Less distributions to shareholders:

Net realized gains	—	—		—		—		(0.83)

Tax return of capital	—	—		—		—		(0.01)

Total distributions to shareholders	—	—		—		—		(0.84)

Net asset value, end of period	$4.95	$5.69		$4.55		$3.12		$4.45

Total return	(13.01%)	25.05%		45.83%		(29.89%	)	(15.61%	)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.44%	2.44%		2.55%		2.55%		2.33%

Net expenses after fees waived or expenses reimbursed(b)	2.26%(c)	2.29%		2.28%		2.11%		2.13%

Net investment loss	(1.02%)(c)	(1.33%	)	(1.29%	)	(0.72%	)	(0.24%	)

Supplemental data

Net assets, end of period (in thousands)	$8,563	$10,055		$7,765		$5,807		$10,463

Portfolio turnover	66%	54%		80%		120%		45%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	27

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012	2011		2010		2009	2008
Per share data

Net asset value, beginning of period	$6.45	$5.10		$3.46		$4.87	$6.69

Income from investment operations:

Net investment income (loss)	0.01	(0.01)		0.00(a)		0.02	0.05

Net realized and unrealized gain (loss)	(0.79)	1.36		1.64		(1.43)	(1.03)

Total from investment operations	(0.78)	1.35		1.64		(1.41)	(0.98)

Less distributions to shareholders:

Net realized gains	—	—		—		—	(0.83)

Tax return of capital	—	—		—		—	(0.01)

Total distributions to shareholders	—	—		—		—	(0.84)

Net asset value, end of period	$5.67	$6.45		$5.10		$3.46	$4.87

Total return	(12.09%)	26.47%		47.40%		(28.95%)	(14.54%)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.12%	1.16%		1.20%		1.18%	1.05%

Net expenses after fees waived or expenses reimbursed(c)	1.09%	1.08%		1.07%		0.93%	0.96%

Net investment income (loss)	0.09%	(0.12%	)	(0.08%	)	0.50%	0.92%

Supplemental data

Net assets, end of period (in thousands)	$19,114	$48,387		$43,815		$40,476	$15,385

Portfolio turnover	66%	54%		80%		120%	45%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$6.15		$4.90		$3.35		$4.76		$6.61

Income from investment operations:

Net investment income (loss)	(0.03)		(0.05)		(0.04)		(0.01)		0.02

Net realized and unrealized gain (loss)	(0.74)		1.30		1.59		(1.40)		(1.03)

Total from investment operations	(0.77)		1.25		1.55		(1.41)		(1.01)

Less distributions to shareholders:

Net realized gains	—		—		—		—		(0.83)

Tax return of capital	—		—		—		—		(0.01)

Total distributions to shareholders	—		—		—		—		(0.84)

Net asset value, end of period	$5.38		$6.15		$4.90		$3.35		$4.76

Total return	(12.52%	)	25.51%		46.27%		(29.62%	)	(15.22%	)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.96%		1.89%		2.00%		1.92%		1.84%

Net expenses after fees waived or expenses reimbursed(b)	1.76%	(c)	1.80%		1.87%		1.71%		1.74%

Net investment income (loss)	(0.50%	)(c)	(0.86%	)	(0.89%	)	(0.30%	)	0.36%

Supplemental data

Net assets, end of period (in thousands)	$3,545		$1,951		$679		$342		$234

Portfolio turnover	66%		54%		80%		120%		45%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	29

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R3	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$6.26		$4.98		$3.39		$4.80		$6.62

Income from investment operations:

Net investment income (loss)	(0.02)		(0.04)		(0.03)		0.00(a)		0.04

Net realized and unrealized gain (loss)	(0.76)		1.32		1.62		(1.41)		(1.02)

Total from investment operations	(0.78)		1.28		1.59		(1.41)		(0.98)

Less distributions to shareholders:

Net realized gains	—		—		—		—		(0.83)

Tax return of capital	—		—		—		—		(0.01)

Total distributions to shareholders	—		—		—		—		(0.84)

Net asset value, end of period	$5.48		$6.26		$4.98		$3.39		$4.80

Total return	(12.46%	)	25.70%		46.90%		(29.38%	)	(14.72%	)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.65%		1.67%		1.76%		1.76%		1.63%

Net expenses after fees waived or expenses reimbursed(c)	1.63%		1.58%		1.62%		1.45%		1.26%

Net investment income (loss)	(0.39%	)	(0.62%	)	(0.65%	)	0.08%		0.69%

Supplemental data

Net assets, end of period (in thousands)	$2,585		$2,946		$440		$27		$6

Portfolio turnover	66%		54%		80%		120%		45%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$6.33		$5.02		$3.41		$4.81		$6.62

Income from investment operations:

Net investment income (loss)	(0.01)		(0.02)		(0.02)		0.01		0.05

Net realized and unrealized gain (loss)	(0.77)		1.33		1.63		(1.41)		(1.02)

Total from investment operations	(0.78)		1.31		1.61		(1.40)		(0.97)

Less distributions to shareholders:

Net realized gains	—		—		—		—		(0.83)

Tax return of capital	—		—		—		—		(0.01)

Total distributions to shareholders	—		—		—		—		(0.84)

Net asset value, end of period	$5.55		$6.33		$5.02		$3.41		$4.81

Total return	(12.32%	)	26.10%		47.21%		(29.11%	)	(14.56%	)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.41%		1.41%		1.50%		1.42%		1.35%

Net expenses after fees waived or expenses reimbursed(b)	1.38%		1.33%		1.37%		1.01%		0.99%

Net investment income (loss)	(0.15%	)	(0.42%	)	(0.37%	)	0.39%		0.94%

Supplemental data

Net assets, end of period (in thousands)	$1,552		$2,250		$370		$154		$249

Portfolio turnover	66%		54%		80%		120%		45%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	31

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R5	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$6.37		$5.04		$3.42		$4.82		$6.63

Income from investment operations:

Net investment income (loss)	0.01		(0.01)		(0.01)		0.02		0.06

Net realized and unrealized gain (loss)	(0.78)		1.34		1.63		(1.42)		(1.03)

Total from investment operations	(0.77)		1.33		1.62		(1.40)		(0.97)

Less distributions to shareholders:

Net realized gains	—		—		—		—		(0.83)

Tax return of capital	—		—		—		—		(0.01)

Total distributions to shareholders	—		—		—		—		(0.84)

Net asset value, end of period	$5.60		$6.37		$5.04		$3.42		$4.82

Total return	(12.09%	)	26.39%		47.37%		(29.05%	)	(14.54%	)

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.15%		1.20%		1.25%		1.18%		1.08%

Net expenses after fees waived or expenses reimbursed(b)	1.12%		1.11%		1.12%		0.96%		0.99%

Net investment income (loss)	0.13%		(0.16%	)	(0.14%	)	0.45%		1.16%

Supplemental data

Net assets, end of period (in thousands)	$14,373		$17,344		$11,079		$7,087		$9,192

Portfolio turnover	66%		54%		80%		120%		45%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012	2011(a)
Per share data

Net asset value, beginning of period	$6.43	$5.09

Income from investment operations:

Net investment income (loss)	(0.00)(b)	(0.01)

Net realized and unrealized gain (loss)	(0.78)	1.35

Total from investment operations	(0.78)	1.34

Net asset value, end of period	$5.65	$6.43

Total return	(12.13%)	26.33%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.44%	1.32%	(d)

Net expenses after fees waived or expenses reimbursed(e)	1.25%(f)	1.20%	(d)

Net investment income (loss)	(0.00)%(b)(f)	(0.22%	)(d)

Supplemental data

Net assets, end of period (in thousands)	$3,960	$4,338

Portfolio turnover	66%	54%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, before giving effect to any performance incentive adjustment, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	33

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Multi-Advisor Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair

34	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Interest income is recorded on an accrual basis.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are

Annual Report 2012	35

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory Agreements below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.97% to 0.87% as the Fund’s net assets increase. Prior to July 1, 2011, the fee was adjusted upward or downward by a performance incentive adjustment (PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Value Funds Index. The maximum adjustment was 0.12% per year. If the performance difference was less than 0.50%, the

36	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

adjustment was zero. The adjustment increased the management fee by $8,597 for the year ended May 31, 2012. The effective management fee rate for the year ended May 31, 2012 was 0.97% of the Fund’s average daily net assets, including the adjustment under the terms of the PIA, which has since been eliminated.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., Metropolitan West Capital Management, LLC and Turner Investments, L.P., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board, of the allocation that is in the best interests of the shareholders. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $2,896.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.34%
Class B	0.33
Class C	0.33
Class R	0.34
Class R3	0.04
Class R4	0.04
Class R5	0.03
Class Z	0.32

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the

Annual Report 2012	37

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

Statement of Operations. For the year ended May 31, 2012, these minimum account balance fees reduced total expenses by $120.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,315,000 and $127,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $165,154 for Class A, $10,761 for Class B and $1,224 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below ), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class B	2.25
Class C	2.25
Class I	1.10
Class R	1.75
Class R3	1.65
Class R4	1.40
Class R5	1.15
Class Z	1.25

Prior to August 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian and before giving effect to any performance incentive adjustment, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.50%
Class B	2.27
Class C	2.26
Class I	1.05
Class R	1.85
Class R3	1.60
Class R4	1.35
Class R5	1.10
Class Z	1.25

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through

38	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.40%
Class B	2.15
Class C	2.15
Class I	0.95
Class R	1.65
Class R3	1.50
Class R4	1.25
Class R5	1.00
Class Z	1.15

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, investments in partnerships, passive foreign investment company (PFIC) holdings, late-year ordinary losses and re-characterization of real estate investment trust (REIT) distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$619,063
Accumulated net realized loss	8,759
Paid-in capital	(627,822)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended May 31, 2012 and 2011, there were no distributions.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	(10,311,896)
Unrealized appreciation	3,673,460

At May 31, 2012, the cost of investments for federal income tax purposes was $388,889,020 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$38,598,957
Unrealized depreciation	(34,908,868)
Net unrealized appreciation	$3,690,089

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	9,922,994

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended May 31, 2012, $18,766,042 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2012, the Fund will elect to treat late year ordinary losses of $388,902.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $223,273,048 and $291,431,193, respectively, for the year ended May 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending

Annual Report 2012	39

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $78,067,543 were on loan, secured by cash collateral of $80,279,635 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the

Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 24.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

40	Annual Report 2012

Columbia Multi-Advisor Small Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2012	41

Columbia Multi-Advisor Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Multi-Advisor Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Multi-Advisor Small Cap Value Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Multi-Advisor Small Cap Value Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

42	Annual Report 2012

Columbia Select Large-Cap Value Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%
Issuer	Shares	Value ($)

Consumer Discretionary 7.3%
Multiline Retail 2.0%

Nordstrom, Inc.(a)	200,000	9,474,000

Specialty Retail 5.3%

Gap, Inc. (The)	440,000	11,660,000

Lowe’s Companies, Inc.	490,000	13,092,800

Total		24,752,800

Total Consumer Discretionary		34,226,800

Consumer Staples 14.8%
Food & Staples Retailing 2.2%

Costco Wholesale Corp.(a)	120,000	10,366,800

Food Products 7.2%

General Mills, Inc.	350,000	13,398,000

Tyson Foods, Inc., Class A	1,060,000	20,532,200

Total		33,930,200

Tobacco 5.4%

Altria Group, Inc.	390,000	12,554,100

Philip Morris International, Inc.	150,000	12,676,500

Total		25,230,600

Total Consumer Staples		69,527,600

Energy 14.8%
Oil, Gas & Consumable Fuels 14.8%

Chevron Corp.	106,000	10,420,860

ConocoPhillips(a)	155,000	8,084,800

Marathon Oil Corp.	500,000	12,455,000

Marathon Petroleum Corp.	240,000	8,656,800

Valero Energy Corp.	760,000	16,036,000

Williams Companies, Inc. (The)	450,000	13,738,500

Total		69,391,960

Total Energy		69,391,960

Financials 30.6%
Capital Markets 2.2%

Morgan Stanley	775,000	10,354,000

Commercial Banks 8.9%

U.S. Bancorp	530,000	16,488,300

Wells Fargo & Co.	790,000	25,319,500

Total		41,807,800

Diversified Financial Services 11.3%

Bank of America Corp.	2,705,000	19,881,750

Citigroup, Inc.	465,000	12,327,150

JPMorgan Chase & Co.	620,000	20,553,000

Total		52,761,900

Common Stocks (continued)
Issuer	Shares	Value ($)

Insurance 8.2%

MetLife, Inc.	310,000	9,055,100

Prudential Financial, Inc.(a)	205,000	9,522,250

Unum Group(a)	1,005,000	20,049,750

Total		38,627,100

Total Financials		143,550,800

Health Care 8.0%
Health Care Equipment & Supplies 2.1%

Baxter International, Inc.	190,000	9,617,800

Health Care Providers & Services 3.1%

Humana, Inc.	190,000	14,514,100

Pharmaceuticals 2.8%

Bristol-Myers Squibb Co.	400,000	13,336,000

Total Health Care		37,467,900

Industrials 11.4%
Aerospace & Defense 6.3%

General Dynamics Corp.(a)	125,000	8,001,250

Honeywell International, Inc.	230,000	12,801,800

United Technologies Corp.	120,000	8,893,200

Total		29,696,250

Road & Rail 5.1%

CSX Corp.	625,000	13,056,250

Union Pacific Corp.(a)	95,000	10,583,000

Total		23,639,250

Total Industrials		53,335,500

Information Technology 3.0%
Communications Equipment 3.0%

Juniper Networks, Inc.(a)(b)	820,000	14,104,000

Total Information Technology		14,104,000

Materials 4.6%
Chemicals 4.6%

EI du Pont de Nemours & Co.	220,000	10,617,200

Praxair, Inc.	60,000	6,374,400

Sherwin-Williams Co. (The)	35,000	4,537,400

Total		21,529,000

Total Materials		21,529,000

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Select Large-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Utilities 5.3%
Independent Power Producers & Energy Traders 5.3%

AES Corp. (The)(b)	2,050,000	24,784,500

Total Utilities		24,784,500

Total Common Stocks (Cost: $416,066,415)		467,918,060

Money Market Funds 0.1%	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.161%(c)(d)	356,744	356,744

Total Money Market Funds (Cost: $356,744)		356,744

Investments of Cash Collateral Received for Securities on Loan 5.5%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Certificates of Deposit 0.6%
Mizuho Corporate Bank Ltd. 06/01/12	0.370%	3,000,000	3,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Repurchase Agreements 4.9%
Deutsche Bank AG dated 05/31/12, matures 06/01/12, repurchase price $17,836,377(e)	0.220%	17,836,268	17,836,268

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $5,000,032(e)	0.230%	5,000,000	5,000,000

Total			22,836,268

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $25,836,268)			25,836,268

Total Investments (Cost: $442,259,427)			494,111,072

Other Assets & Liabilities, Net			(25,214,763)

Net Assets			468,896,309

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(d)	Investments in affiliates during the period ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	3,858	35,082,922	(34,730,036)	—	356,744	538	356,744

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Deutsche Bank AG (0.220%)
Fannie Mae Pool	17,725,925

Freddie Mac Non Gold Pool	467,068

Total Market Value of Collateral Securities	18,192,993

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,178,597

Freddie Mac Gold Pool	1,132,644

Ginnie Mae II Pool	1,788,759

Total Market Value of Collateral Securities	5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Select Large-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Select Large-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	34,226,800	—	—	34,226,800

Consumer Staples	69,527,600	—	—	69,527,600

Energy	69,391,960	—	—	69,391,960

Financials	143,550,800	—	—	143,550,800

Health Care	37,467,900	—	—	37,467,900

Industrials	53,335,500	—	—	53,335,500

Information Technology	14,104,000	—	—	14,104,000

Materials	21,529,000	—	—	21,529,000

Utilities	24,784,500	—	—	24,784,500

Total Equity Securities	467,918,060	—	—	467,918,060

Other

Money Market Funds	356,744	—	—	356,744

Investments of Cash Collateral Received for Securities on Loan	—	25,836,268	—	25,836,268

Total Other	356,744	25,836,268	—	26,193,012

Total	468,274,804	25,836,268	—	494,111,072

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Select Large-Cap Value Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $416,066,415)	$467,918,060

Affiliated issuers (identified cost $356,744)	356,744

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $3,000,000)	3,000,000

Repurchase agreements (identified cost $22,836,268)	22,836,268

Total investments (identified cost $442,259,427)	494,111,072

Receivable for:

Investments sold	305,090

Capital shares sold	335,425

Dividends	1,229,343

Interest	2,407

Expense reimbursement due from Investment Manager	5,570

Total assets	495,988,907

Liabilities

Due upon return of securities on loan	25,836,268

Payable for:

Capital shares purchased	930,231

Investment management fees	9,119

Distribution fees	3,222

Transfer agent fees	109,618

Administration fees	771

Plan administration fees	5

Compensation of board members	18,909

Other expenses	184,455

Total liabilities	27,092,598

Net assets applicable to outstanding capital stock	$468,896,309

Represented by

Paid-in capital	$408,922,829

Undistributed net investment income	4,940,578

Accumulated net realized gain	3,181,257

Unrealized appreciation (depreciation) on:

Investments	51,851,645

Total — representing net assets applicable to outstanding capital stock	$468,896,309

* Value of securities on loan	$24,875,551

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Select Large-Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$232,858,710

Shares outstanding	16,276,548

Net asset value per share	$14.31

Maximum offering price per share(a)	$15.18

Class B

Net assets	$2,635,236

Shares outstanding	197,307

Net asset value per share	$13.36

Class C

Net assets	$43,839,866

Shares outstanding	3,278,041

Net asset value per share	$13.37

Class I

Net assets	$91,542,138

Shares outstanding	6,229,545

Net asset value per share	$14.69

Class R

Net assets	$10,773,387

Shares outstanding	761,517

Net asset value per share	$14.15

Class R4

Net assets	$22,449

Shares outstanding	1,531

Net asset value per share	$14.66

Class R5

Net assets	$1,065,459

Shares outstanding	72,443

Net asset value per share	$14.71

Class W

Net assets	$30,250,039

Shares outstanding	2,124,160

Net asset value per share	$14.24

Class Z

Net assets	$55,909,025

Shares outstanding	3,808,050

Net asset value per share	$14.68

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Select Large-Cap Value Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011
Net investment income
Income:
Dividends	$4,673,468	$10,177,768
Dividends from affiliates	538	3,913
Income from securities lending — net	24,874	47,773

Total income	4,698,880	10,229,454

Expenses:
Investment management fees	1,551,906	3,478,140
Distribution fees
Class A	266,072	683,328
Class B	13,140	41,439
Class C	197,518	484,328
Class R	23,835	55,934
Class W	33,703	51,090
Transfer agent fees
Class A	261,187	530,800
Class B	3,250	8,111
Class C	48,418	93,817
Class R	11,655	21,722
Class R4	3	12
Class R5	145	639
Class W	32,926	38,267
Class Z	68,266	69,149
Administration fees	131,059	291,123
Plan administration fees
Class R4	25	57
Compensation of board members	11,877	12,623
Custodian fees	5,178	14,453
Printing and postage fees	38,112	115,715
Registration fees	95,622	85,940
Professional fees	21,182	32,876
Other	28,019	35,182

Total expenses	2,843,098	6,144,745
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(176,832)	(85,378)
Expense reductions	—	(4,077)

Total net expenses	2,666,266	6,055,290

Net investment income	2,032,614	4,174,164

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	7,789,330	6,728,583

Net realized gain	7,789,330	6,728,583
Net change in unrealized appreciation (depreciation) on:
Investments	(1,394,312)	(21,647,132)

Net change in unrealized depreciation	(1,394,312)	(21,647,132)

Net realized and unrealized gain (loss)	6,395,018	(14,918,549)

Net change in net assets resulting from operations	$8,427,632	$(10,744,385)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Select Large-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Operations

Net investment income	$2,032,614	$4,174,164	$2,227,314

Net realized gain	7,789,330	6,728,583	6,786,527

Net change in unrealized appreciation (depreciation)	(1,394,312)	(21,647,132)	55,134,267

Net increase (decrease) in net assets resulting from operations	8,427,632	(10,744,385)	64,148,108

Distributions to shareholders:

Net investment income

Class A	—	(1,484,586)	(812,977)

Class I	—	(1,120,133)	(466,897)

Class R	—	(33,156)	(11,034)

Class R4	—	(165)	(87)

Class R5	—	(17,714)	(9,593)

Class W	—	(241,096)	(16)

Class Z	—	(603,333)	(17)

Net realized gains

Class A	—	(5,627,883)	(958,823)

Class B	—	(75,994)	(19,393)

Class C	—	(1,101,899)	(181,125)

Class I	—	(2,408,761)	(253,138)

Class R	—	(230,387)	(40,460)

Class R4	—	(500)	(78)

Class R5	—	(39,212)	(5,407)

Class W	—	(691,397)	(10)

Class Z	—	(1,420,889)	(10)

Total distributions to shareholders	—	(15,097,105)	(2,759,065)

Increase (decrease) in net assets from share transactions	(42,957,932)	106,000,114	79,646,382

Total increase (decrease) in net assets	(34,530,300)	80,158,624	141,035,425

Net assets at beginning of year	503,426,609	423,267,985	282,232,560

Net assets at end of year	$468,896,309	$503,426,609	$423,267,985

Undistributed net investment income	$4,940,578	$2,907,964	$2,233,983

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Select Large-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended December 31, 2011		Year Ended December 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	1,184,064	18,344,238	6,615,643	100,975,629	7,689,771	101,340,839

Distributions reinvested	—	—	463,947	6,402,470	110,030	1,596,536

Redemptions	(2,149,683)	(32,619,176)	(8,326,889)	(125,973,007)	(5,789,043)	(75,885,283)

Net increase (decrease)	(965,619)	(14,274,938)	(1,247,299)	(18,594,908)	2,010,758	27,052,092

Class B shares

Subscriptions	5,838	84,043	18,604	272,038	89,008	1,112,114

Distributions reinvested	—	—	4,346	56,199	1,112	15,166

Redemptions(c)	(41,638)	(594,609)	(161,818)	(2,267,430)	(225,045)	(2,759,579)

Net decrease	(35,800)	(510,566)	(138,868)	(1,939,193)	(134,925)	(1,632,299)

Class C shares

Subscriptions	486,050	6,947,395	843,581	11,951,193	894,998	11,161,214

Distributions reinvested	—	—	52,842	684,302	7,992	109,095

Redemptions	(566,790)	(7,959,747)	(1,023,817)	(14,159,907)	(910,139)	(11,318,508)

Net decrease	(80,740)	(1,012,352)	(127,394)	(1,524,412)	(7,149)	(48,199)

Class I shares

Subscriptions	859,493	13,567,872	4,386,422	64,354,560	3,265,826	44,461,123

Distributions reinvested	—	—	249,377	3,528,683	48,418	719,971

Redemptions	(2,065,562)	(32,437,262)	(2,041,414)	(29,811,438)	(367,179)	(5,096,247)

Net increase (decrease)	(1,206,069)	(18,869,390)	2,594,385	38,071,805	2,947,065	40,084,847

Class R shares

Subscriptions	312,820	4,649,561	303,877	4,511,872	355,643	4,624,122

Distributions reinvested	—	—	4,942	67,559	872	12,535

Redemptions	(246,580)	(3,672,498)	(410,107)	(6,168,512)	(239,698)	(3,054,183)

Net increase (decrease)	66,240	977,063	(101,288)	(1,589,081)	116,817	1,582,474

Class R3 shares

Redemptions	—	—	—	—	(443)	(5,000)

Net decrease	—	—	—	—	(443)	(5,000)

Class R4 shares

Subscriptions	—	—	—	—	2,027	28,874

Distributions reinvested	—	—	33	475	8	117

Redemptions	—	—	(16)	(247)	(951)	(13,680)

Net increase	—	—	17	228	1,084	15,311

Class R5 shares

Subscriptions	354	5,612	23,558	374,462	52,890	757,599

Distributions reinvested	—	—	3,694	52,341	419	6,243

Redemptions	(47,307)	(699,655)	(14,319)	(225,888)	(3,774)	(50,298)

Net increase (decrease)	(46,953)	(694,043)	12,933	200,915	49,535	713,544

Class W shares

Subscriptions	250,015	3,839,184	1,771,411	26,879,622	811,518	11,942,563

Distributions reinvested	—	—	67,861	932,407	—	—

Redemptions	(253,625)	(3,886,405)	(518,496)	(7,481,595)	(4,524)	(66,431)

Net increase (decrease)	(3,610)	(47,221)	1,320,776	20,330,434	806,994	11,876,132

Class Z shares

Subscriptions	857,627	13,236,271	5,820,327	92,253,058	516	7,480

Distributions reinvested	—	—	125,493	1,775,732	—	—

Redemptions	(1,419,960)	(21,762,756)	(1,575,953)	(22,984,464)	—	—

Net increase (decrease)	(562,333)	(8,526,485)	4,369,867	71,044,326	516	7,480

Total net increase (decrease)	(2,834,884)	(42,957,932)	6,683,129	106,000,114	5,790,252	79,646,382

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Select Large-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,		Year Ended December 31,
Class A	2012(a)		2011		2010	2009	2008		2007
Per share data

Net asset value, beginning of period	$14.12		$14.70		$12.31	$9.77	$15.73		$14.43

Income from investment operations:

Net investment income	0.06		0.12		0.09	0.10	0.10		0.04

Net realized and unrealized gain (loss)	0.13		(0.28)		2.39	2.45	(5.96)		1.26

Total from investment operations	0.19		(0.16)		2.48	2.55	(5.86)		1.30

Less distributions to shareholders:

Net investment income	—		(0.09)		(0.04)	(0.01)	(0.08)		(0.00)(b)

Net realized gains	—		(0.33)		(0.05)	(0.00)(b)	(0.02)		—

Total distributions to shareholders	—		(0.42)		(0.09)	(0.01)	(0.10)		(0.00)(b)

Net asset value, end of period	$14.31		$14.12		$14.70	$12.31	$9.77		$15.73

Total return	1.35%		(1.01%	)	20.21%	26.07%	(37.20%	)	9.03%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.35%	(d)	1.28%		1.37%	1.61%	1.61%		1.51%

Net expenses after fees waived or expenses reimbursed(e)	1.25%	(d)	1.26%	(f)	1.37%	1.61%	1.61%		1.51%

Net investment income	0.89%	(d)	0.81%	(f)	0.66%	0.87%	0.72%		0.29%

Supplemental data

Net assets, end of period (in thousands)	$232,859		$243,514		$271,885	$202,826	$83,148		$148,242

Portfolio turnover	5%		14%		12%	24%	28%		18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class B	2012(a)		2011		2010		2009	2008		2007
Per share data

Net asset value, beginning of period	$13.23		$13.81		$11.62		$9.29	$14.96		$13.82

Income from investment operations:

Net investment income (loss)	0.01		0.00(b)		(0.01)		(0.01)	(0.01)		(0.07)

Net realized and unrealized gain (loss)	0.12		(0.25)		2.25		2.34	(5.63)		1.21

Total from investment operations	0.13		(0.25)		2.24		2.33	(5.64)		1.14

Less distributions to shareholders:

Net investment income	—		—		—		—	(0.01)		—

Net realized gains	—		(0.33)		(0.05)		(0.00)(b)	(0.02)		—

Total distributions to shareholders	—		(0.33)		(0.05)		(0.00)(b)	(0.03)		—

Net asset value, end of period	$13.36		$13.23		$13.81		$11.62	$9.29		$14.96

Total return	0.98%		(1.72%	)	19.30%		25.10%	(37.68%	)	8.25%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	2.10%	(d)	2.03%		2.14%		2.54%	2.37%		2.26%

Net expenses after fees waived or expenses reimbursed(e)	2.00%	(d)	2.01%	(f)	2.14%		2.54%	2.37%		2.26%

Net investment income (loss)	0.13%	(d)	0.02%	(f)	(0.10%	)	(0.08%)	(0.04%	)	(0.47%	)

Supplemental data

Net assets, end of period (in thousands)	$2,635		$3,083		$5,138		$5,890	$8,756		$26,191

Portfolio turnover	5%		14%		12%		24%	28%		18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class C	2012(a)		2011		2010		2009	2008	2007
Per share data

Net asset value, beginning of period	$13.24		$13.83		$11.63		$9.30	$14.95	$13.82

Income from investment operations:

Net investment income (loss)	0.01		0.01		(0.01)		(0.01)	(0.01)	(0.07)

Net realized and unrealized gain (loss)	0.12		(0.27)		2.26		2.34	(5.61)	1.20

Total from investment operations	0.13		(0.26)		2.25		2.33	(5.62)	1.13

Less distributions to shareholders:

Net investment income	—		—		—		—	(0.01)	—

Net realized gains	—		(0.33)		(0.05)		(0.00)(b)	(0.02)	—

Total distributions to shareholders	—		(0.33)		(0.05)		(0.00)(b)	(0.03)	—

Net asset value, end of period	$13.37		$13.24		$13.83		$11.63	$9.30	$14.95

Total return	0.98%		(1.80%	)	19.37%		25.07%	(37.58%)	8.18%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	2.10%	(d)	2.03%		2.13%		2.51%	2.37%	2.26%

Net expenses after fees waived or expenses reimbursed(e)	2.00%	(d)	2.01%	(f)	2.13%		2.51%	2.37%	2.26%

Net investment income (loss)	0.15%	(d)	0.06%	(f)	(0.09%	)	(0.05%)	(0.04%)	(0.47%	)

Supplemental data

Net assets, end of period (in thousands)	$43,840		$44,484		$48,210		$40,630	$38,423	$34,424

Portfolio turnover	5%		14%		12%		24%	28%	18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class I	2012(a)		2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$14.48		$15.07	$12.60	$11.64

Income from investment operations:

Net investment income	0.09		0.19	0.15	0.08

Net realized and unrealized gain (loss)	0.12		(0.29)	2.47	0.90

Total from investment operations	0.21		(0.10)	2.62	0.98

Less distributions to shareholders:

Net investment income	—		(0.16)	(0.10)	(0.02)

Net realized gains	—		(0.33)	(0.05)	(0.00)(c)

Total distributions to shareholders	—		(0.49)	(0.15)	(0.02)

Net asset value, end of period	$14.69		$14.48	$15.07	$12.60

Total return	1.45%		(0.59%)	20.80%	8.41%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	0.86%	(e)	0.84%	0.92%	0.89%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.85%	(e)	0.84%	0.92%	0.89%(e)

Net investment income	1.29%	(e)	1.29%	1.13%	1.66%(e)

Supplemental data

Net assets, end of period (in thousands)	$91,542		$107,682	$72,971	$23,870

Portfolio turnover	5%		14%	12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R	2012(a)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$13.98		$14.55	$12.19	$9.70	$15.63	$14.38

Income from investment operations:

Net investment income	0.04		0.08	0.05	0.04	0.06	0.00(b)

Net realized and unrealized gain (loss)	0.13		(0.27)	2.37	2.45	(5.91)	1.25

Total from investment operations	0.17		(0.19)	2.42	2.49	(5.85)	1.25

Less distributions to shareholders:

Net investment income	—		(0.05)	(0.01)	—	(0.06)	—

Net realized gains	—		(0.33)	(0.05)	(0.00)(b)	(0.02)	—

Total distributions to shareholders	—		(0.38)	(0.06)	(0.00)(b)	(0.08)	—

Net asset value, end of period	$14.15		$13.98	$14.55	$12.19	$9.70	$15.63

Total return	1.22%		(1.23%)	19.91%	25.69%	(37.41%)	8.69%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.60%	(d)	1.53%	1.66%	2.04%	1.87%	1.76%

Net expenses after fees waived or expenses reimbursed(e)	1.50%	(d)	1.51%(f)	1.66%	2.04%	1.87%	1.76%

Net investment income	0.67%	(d)	0.55%(f)	0.38%	0.41%	0.46%	0.03%

Supplemental data

Net assets, end of period (in thousands)	$10,773		$9,720	$11,594	$8,288	$6,476	$7,601

Portfolio turnover	5%		14%	12%	24%	28%	18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R4	2012(a)		2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$14.47		$15.06	$12.59	$11.64

Income from investment operations:

Net investment income	0.07		0.14	0.11	0.07

Net realized and unrealized gain (loss)	0.12		(0.29)	2.47	0.89

Total from investment operations	0.19		(0.15)	2.58	0.96

Less distributions to shareholders:

Net investment income	—		(0.11)	(0.06)	(0.01)

Net realized gains	—		(0.33)	(0.05)	(0.00)(c)

Total distributions to shareholders	—		(0.44)	(0.11)	(0.01)

Net asset value, end of period	$14.66		$14.47	$15.06	$12.59

Total return	1.31%		(0.90%)	20.50%	8.29%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.14%	(e)	1.14%	1.21%	1.21%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.13%	(e)	1.14%	1.21%	1.21%(e)

Net investment income	1.02%	(e)	0.94%	0.83%	1.34%(e)

Supplemental data

Net assets, end of period (in thousands)	$22		$22	$23	$5

Portfolio turnover	5%		14%	12%	24%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R5	2012(a)		2011		2010	2009	2008		2007
Per share data

Net asset value, beginning of period	$14.50		$15.09		$12.62	$9.96	$16.04		$14.64

Income from investment operations:

Net investment income	0.09		0.18		0.15	0.11	0.18		0.13

Net realized and unrealized gain (loss)	0.12		(0.28)		2.46	2.55	(6.10)		1.28

Total from investment operations	0.21		(0.10)		2.61	2.66	(5.92)		1.41

Less distributions to shareholders:

Net investment income	—		(0.16)		(0.09)	—	(0.14)		(0.01)

Net realized gains	—		(0.33)		(0.05)	(0.00)(b)	(0.02)		—

Total distributions to shareholders	—		(0.49)		(0.14)	(0.00)(b)	(0.16)		(0.01)

Net asset value, end of period	$14.71		$14.50		$15.09	$12.62	$9.96		$16.04

Total return	1.45%		(0.62%	)	20.73%	26.72%	(36.84%	)	9.62%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.89%	(d)	0.87%		0.98%	1.48%	0.98%		0.95%

Net expenses after fees waived or expenses reimbursed(e)	0.88%	(d)	0.87%		0.98%	1.48%	0.98%		0.95%

Net investment income	1.31%	(d)	1.21%		1.09%	1.10%	1.35%		0.85%

Supplemental data

Net assets, end of period (in thousands)	$1,065		$1,731		$1,606	$718	$10,454		$15,470

Portfolio turnover	5%		14%		12%	24%	28%		18%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class W	2012(a)		2011	2010(b)
Per share data

Net asset value, beginning of period	$14.06		$14.66	$13.12

Income from investment operations:

Net investment income (loss)	0.06		0.14	(0.00)(c)

Net realized and unrealized gain (loss)	0.12		(0.29)	1.68

Total from investment operations	0.18		(0.15)	1.68

Less distributions to shareholders:

Net investment income	—		(0.12)	(0.09)

Net realized gains	—		(0.33)	(0.05)

Total distributions to shareholders	—		(0.45)	(0.14)

Net asset value, end of period	$14.24		$14.06	$14.66

Total return	1.28%		(0.95%)	12.80%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed	1.35%	(e)	1.27%	2.30%(e)

Net expenses after fees waived or expenses reimbursed(f)	1.25%	(e)	1.25%(g)	2.30%(e)

Net investment income (loss)	0.89%	(e)	0.97%(g)	(0.11%)(e)

Supplemental data

Net assets, end of period (in thousands)	$30,250		$29,913	$11,833

Portfolio turnover	5%		14%	12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Rounds to less than $0.01.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Select Large-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class Z	2012(a)		2011	2010(b)
Per share data

Net asset value, beginning of period	$14.48		$15.07	$13.48

Income from investment operations:

Net investment income	0.07		0.19	0.03

Net realized and unrealized gain (loss)	0.13		(0.30)	1.70

Total from investment operations	0.20		(0.11)	1.73

Less distributions to shareholders:

Net investment income	—		(0.15)	(0.09)

Net realized gains	—		(0.33)	(0.05)

Total distributions to shareholders	—		(0.48)	(0.14)

Net asset value, end of period	$14.68		$14.48	$15.07

Total return	1.38%		(0.68%)	12.88%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.10%	(d)	1.02%	1.11%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.00%	(d)	1.01%(f)	1.11%(d)

Net investment income	1.12%	(d)	1.32%(f)	0.87%(d)

Supplemental data

Net assets, end of period (in thousands)	$55,909		$63,277	$8

Portfolio turnover	5%		14%	12%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Select Large-Cap Value Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Select Large-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from December 31 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally

26	Annual Report 2012

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

Annual Report 2012	27

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. Prior to March 31, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.755% to 0.565% as the Fund’s net assets increase.

For the period ended May 31, 2012, the annualized effective management fee rate was 0.71% of the Fund’s average daily net assets. For the year ended December 31, 2011, the effective management fee rate was 0.72% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended December 31, 2011, the annualized effective administration fee rate was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended December 31, 2011, other expenses paid to this company were $1,585 and $2,974, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of

28	Annual Report 2012

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended May 31, 2012 and the year ended December 31, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011
Class A	0.25%	0.19%
Class B	0.25	0.20
Class C	0.25	0.19
Class R	0.24	0.19
Class R4	0.03	0.05
Class R5	0.03	0.04
Class W	0.24	0.19
Class Z	0.24	0.19

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $162,961. The liability remaining at May 31, 2012 for non-recurring charges associated with the lease amounted to $108,274 and is recorded as part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts. For the year ended December 31, 2011, these minimum account balance fees reduced total expenses by $4,077.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $57,000 and $2,866,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution

Annual Report 2012	29

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $40,427 for Class A, $1,256 for Class B and $835 for Class C shares for the period ended May 31, 2012 and $110,547 for Class A, $6,261 for Class B and $3,343 for Class C shares for the year ended December 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.25%
Class B	2.00
Class C	2.00
Class I	0.86
Class R	1.50
Class R4	1.16
Class R5	0.91
Class W	1.25
Class Z	1.00

Prior to March 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.26%
Class B	2.01
Class C	2.01
Class I	0.87
Class R	1.51
Class R4	1.17
Class R5	0.92
Class W	1.26
Class Z	1.01

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Ordinary income	$ —	$4,096,882	$1,300,621
Long-term capital gains	—	11,000,223	1,458,444

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,209,113
Undistributed accumulated long-term gain	10,372,792
Unrealized appreciation	44,391,575

30	Annual Report 2012

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

At May 31, 2012, the cost of investments for federal income tax purposes was $449,702,268 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$82,821,777
Unrealized depreciation	$(38,412,973)
Net unrealized appreciation	$44,408,804

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $26,273,887 and $67,885,145, respectively, for the period ended May 31, 2012.

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the

Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $24,875,551 were on loan, secured by cash collateral of $25,836,268 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At May 31, 2012, two unaffiliated shareholder accounts owned an aggregate of 35.4% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 18.7% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed

Annual Report 2012	31

Columbia Select Large-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012 and the year ended December 31, 2011.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2012

Columbia Select Large-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Select Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large-Cap Value Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations for the period ended May 31, 2012 and for the year ended December 31, 2011, the statements of changes in net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Select Large-Cap Value Fund of the Columbia Fund Series Trust II at May 31, 2012, the results of its operations for the period ended May 31, 2012 and for the year ended December 31, 2011, the changes in its net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and the financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	33

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 100.1%
Issuer	Shares	Value ($)

Consumer Discretionary 17.9%
Auto Components 1.8%

American Axle & Manufacturing Holdings, Inc.(a)(b)	700,000	6,482,000

Diversified Consumer Services 2.7%

Sotheby’s(b)	330,000	10,065,000

Hotels, Restaurants & Leisure 7.1%

Penn National Gaming, Inc.(a)(b)	290,000	13,325,500

Texas Roadhouse, Inc.(b)	700,000	12,726,000

Total		26,051,500

Household Durables 3.6%

Lennar Corp., Class A(b)	490,000	13,372,100

Textiles, Apparel & Luxury Goods 2.7%

Hanesbrands, Inc.(a)(b)	360,000	10,029,600

Total Consumer Discretionary		66,000,200

Consumer Staples 7.9%
Food Products 5.2%

Dean Foods Co.(a)	620,000	9,696,800

Smithfield Foods, Inc.(a)(b)	480,000	9,441,600

Total		19,138,400

Personal Products 2.7%

Herbalife Ltd.(b)	220,000	9,853,800

Total Consumer Staples		28,992,200

Energy 5.5%
Energy Equipment & Services 5.5%

Exterran Holdings, Inc.(a)(b)	375,000	4,327,500

Superior Energy Services, Inc.(a)(b)	460,000	9,954,400

Tetra Technologies, Inc.(a)(b)	950,000	6,070,500

Total		20,352,400

Total Energy		20,352,400

Financials 13.4%
Insurance 13.4%

Aspen Insurance Holdings Ltd.(b)	390,000	11,021,400

Endurance Specialty Holdings Ltd.(b)	260,000	10,155,600

Hanover Insurance Group, Inc. (The)	240,000	9,362,400

Infinity Property & Casualty Corp.(b)	160,000	8,585,600

Lincoln National Corp.(b)	490,000	10,128,300

Total		49,253,300

Total Financials		49,253,300

Common Stocks (continued)
Issuer	Shares	Value ($)

Health Care 12.3%
Health Care Equipment & Supplies 1.9%

Analogic Corp.(b)	105,000	6,923,700

Health Care Providers & Services 4.5%

WellCare Health Plans, Inc.(a)	290,034	16,378,220

Pharmaceuticals 5.9%

Impax Laboratories, Inc.(a)(b)	481,000	9,971,130

ISTA Pharmaceuticals, Inc.(a)	50,000	454,500

Salix Pharmaceuticals Ltd.(a)(b)	220,000	11,398,200

Total		21,823,830

Total Health Care		45,125,750

Industrials 26.6%
Aerospace & Defense 3.5%

Cubic Corp.(b)	295,006	12,803,260

Airlines 4.0%

United Continental Holdings, Inc.(a)(b)	590,000	14,850,300

Commercial Services & Supplies 4.0%

Brink’s Co. (The)	180,000	4,098,600

Waste Connections, Inc.	345,000	10,677,750

Total		14,776,350

Construction & Engineering 2.3%

Shaw Group, Inc. (The)(a)	330,000	8,382,000

Electrical Equipment 6.5%

Belden, Inc.(b)	360,000	11,250,000

EnerSys(a)	390,000	12,862,200

Total		24,112,200

Machinery 4.2%

Mueller Industries, Inc.(b)	265,000	11,257,200

Navistar International Corp.(a)(b)	90,000	2,514,600

Wabash National Corp.(a)(b)	230,000	1,600,800

Total		15,372,600

Road & Rail 2.1%

Swift Transportation Co.(a)	724,400	7,685,885

Total Industrials		97,982,595

Information Technology 12.4%
Communications Equipment —%

Comverse Technology, Inc.(a)	20	122

IT Services 2.0%

CACI International, Inc., Class A(a)(b)	170,784	7,309,555

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Common Stocks (continued)
Issuer	Shares	Value ($)

Semiconductors & Semiconductor Equipment 6.2%

Cypress Semiconductor Corp.(a)	849,989	11,211,355

ON Semiconductor Corp.(a)	1,690,000	11,390,600

Total		22,601,955

Software 4.2%

Quest Software, Inc.(a)	620,000	15,500,000

Total Information Technology		45,411,632

Materials 4.1%
Chemicals 2.4%

Minerals Technologies, Inc.(b)	140,000	8,857,800

Containers & Packaging 1.7%

Owens-Illinois, Inc.(a)	315,000	6,155,100

Total Materials		15,012,900

Total Common Stocks (Cost: $268,149,455)		368,130,977

Investments of Cash Collateral Received for Securities on Loan 24.6%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Certificates of Deposit 1.9%
Australia and New Zealand Bank Group, Ltd. 06/11/12	0.580%	2,000,000	2,000,000

Banque et Caisse d’Epargne de l’Etat 06/15/12	0.430%	2,996,707	2,996,707

Mizuho Corporate Bank Ltd. 06/01/12	0.370%	2,000,000	2,000,000

Total			6,996,707

Commercial Paper 0.8%
Suncorp Metway Ltd. 06/05/12	0.460%	2,997,662	2,997,662

Other Short-Term Obligations 0.5%
Natixis Financial Products LLC 06/01/12	0.520%	2,000,000	2,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Repurchase Agreements 21.4%
Citigroup Global Markets, Inc. dated 05/31/12, matures 06/01/12, repurchase price $7,000,043(c)	0.220%	7,000,000	7,000,000

Deutsche Bank AG dated 05/31/12, matures 06/01/12, repurchase price $10,219,736(c)	0.220%	10,219,673	10,219,673

Goldman Sachs & Co.(c) dated 05/29/12, matures 06/05/12, repurchase price $15,000,396	0.190%	15,000,000	15,000,000

dated 05/31/12, matures 06/01/12, repurchase price $10,000,058	0.210%	10,000,000	10,000,000

Mizuho Securities USA, Inc. dated 05/31/12, matures 06/01/12, repurchase price $15,000,104(c)	0.250%	15,000,000	15,000,000

Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $15,000,100(c)	0.240%	15,000,000	15,000,000

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $5,000,032(c)	0.230%	5,000,000	5,000,000

Pershing LLC dated 05/31/12, matures 06/01/12, repurchase price $1,500,014(c)	0.340%	1,500,000	1,500,000

Total			78,719,673

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $90,714,042)			90,714,042

Total Investments (Cost: $358,863,497)			458,845,019	(d)

Other Assets & Liabilities, Net			(90,826,982)

Net Assets			368,018,037

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	At May 31, 2012, security was partially or fully on loan.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(c)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	35,187

Fannie Mae REMICS	2,771,026

Fannie Mae-Aces	57,482

Freddie Mac Reference REMIC	15,450

Freddie Mac REMICS	3,526,034

Government National Mortgage Association	734,821

Total market value of collateral securities	7,140,000

Security Description	Value ($)
Deutsche Bank AG (0.220%)
Fannie Mae Pool	10,156,450

Freddie Mac Non Gold Pool	267,617

Total market value of collateral securities	10,424,067

Security Description	Value ($)
Goldman Sachs & Co. (0.190%)
Fannie Mae Pool	10,053,286

Freddie Mac Gold Pool	5,101,882

Freddie Mac Non Gold Pool	144,832

Total market value of collateral securities	15,300,000

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	8,107,002

Ginnie Mae II Pool	2,092,998

Total market value of collateral securities	10,200,000

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.250%)
Fannie Mae Grantor Trust	455,533

Fannie Mae Pool	35,198

Fannie Mae REMICS	7,710,571

Fannie Mae Whole Loan	531,790

FHLMC Structured Pass Through Securities	242,858

Freddie Mac Non Gold Pool	1,063,856

Freddie Mac REMICS	1,011,244

Ginnie Mae II Pool	4,248,950

Total market value of collateral securities	15,300,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	1,266,746

Fannie Mae REMICS	4,080,442

Fannie Mae-Aces	49,501

Freddie Mac Gold Pool	1,719,874

Freddie Mac REMICS	3,360,198

Government National Mortgage Association	3,347,982

United States Treasury Note/Bond	1,475,360

Total market value of collateral securities	15,300,103

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	2,178,597

Freddie Mac Gold Pool	1,132,644

Ginnie Mae II Pool	1,788,759

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Pershing LLC (0.340%)
Fannie Mae REMICS	429,713

Fannie Mae-Aces	41,997

Freddie Mac Reference REMIC	101,501

Freddie Mac REMICS	331,521

Government National Mortgage Association	554,013

United States Treasury Note/Bond	71,255

Total market value of collateral securities	1,530,000

(d)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	—	23,836,437	(23,836,437)	—	—	543	—

Abbreviation Legend

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Select Smaller-Cap Value Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	66,000,200	—	—	66,000,200

Consumer Staples	28,992,200	—	—	28,992,200

Energy	20,352,400	—	—	20,352,400

Financials	49,253,300	—	—	49,253,300

Health Care	45,125,750	—	—	45,125,750

Industrials	97,982,595	—	—	97,982,595

Information Technology	45,411,632	—	—	45,411,632

Materials	15,012,900	—	—	15,012,900

Total Equity Securities	368,130,977	—	—	368,130,977

Other

Investments of Cash Collateral Received for Securities on Loan	—	90,714,042	—	90,714,042

Total Other	—	90,714,042	—	90,714,042

Total	368,130,977	90,714,042	—	458,845,019

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value* (identified cost $268,149,455)	$368,130,977

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $11,994,369)	11,994,369

Repurchase agreements (identified cost $78,719,673)	78,719,673

Total investments (identified cost $358,863,497)	458,845,019

Receivable for:

Investments sold	770,974

Capital shares sold	40,498

Dividends	78,931

Interest	10,895

Expense reimbursement due from Investment Manager	654

Total assets	459,746,971

Liabilities

Disbursements in excess of cash	408,879

Due upon return of securities on loan	90,714,042

Payable for:

Capital shares purchased	319,219

Investment management fees	7,964

Distribution fees	3,327

Transfer agent fees	53,991

Administration fees	807

Plan administration fees	904

Compensation of board members	21,527

Other expenses	198,274

Total liabilities	91,728,934

Net assets applicable to outstanding capital stock	$368,018,037

Represented by

Paid-in capital	$403,167,785

Excess of distributions over net investment income	(20,896)

Accumulated net realized loss	(135,110,374)

Unrealized appreciation (depreciation) on:

Investments	99,981,522

Total — representing net assets applicable to outstanding capital stock	$368,018,037

* Value of securities on loan	$ 88,743,269

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Select Smaller-Cap Value Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$283,739,758

Shares outstanding	19,829,918

Net asset value per share	$14.31

Maximum offering price per share(a)	$15.18

Class B

Net assets	$12,564,905

Shares outstanding	1,018,215

Net asset value per share	$12.34

Class C

Net assets	$33,327,151

Shares outstanding	2,697,196

Net asset value per share	$12.36

Class I

Net assets	$20,764,340

Shares outstanding	1,347,359

Net asset value per share	$15.41

Class R

Net assets	$9,248,177

Shares outstanding	664,332

Net asset value per share	$13.92

Class R4

Net assets	$3,811,785

Shares outstanding	249,494

Net asset value per share	$15.28

Class R5

Net assets	$2,145,137

Shares outstanding	139,332

Net asset value per share	$15.40

Class Z

Net assets	$2,416,784

Shares outstanding	157,464

Net asset value per share	$15.35

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011
Net investment income
Income:
Dividends	$845,802	$2,752,011
Dividends from affiliates	543	2,067
Income from securities lending — net	63,853	164,149

Total income	910,198	2,918,227

Expenses:
Investment management fees	1,331,671	3,665,260
Distribution fees
Class A	326,671	863,549
Class B	59,042	208,219
Class C	155,353	449,212
Class R	21,497	67,844
Transfer agent fees
Class A	337,332	943,450
Class B	15,302	57,177
Class C	40,406	123,006
Class R	11,224	37,255
Class R4	108	721
Class R5	59	431
Class Z	2,543	2,611
Administration fees	134,853	359,260
Plan administration fees
Class R4	4,237	9,782
Compensation of board members	10,382	12,226
Custodian fees	3,129	13,835
Printing and postage fees	35,157	92,329
Registration fees	81,486	74,205
Professional fees	15,065	35,767
Other	27,434	25,082

Total expenses	2,612,951	7,041,221
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(108,261)	(253,728)
Expense reductions	—	(3,881)

Total net expenses	2,504,690	6,783,612

Net investment loss	(1,594,492)	(3,865,385)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	8,984,718	49,293,493

Net realized gain	8,984,718	49,293,493
Net change in unrealized appreciation (depreciation) on:
Investments	11,005,956	(89,480,521)

Net change in unrealized appreciation (depreciation)	11,005,956	(89,480,521)

Net realized and unrealized gain (loss)	19,990,674	(40,187,028)

Net change in net assets resulting from operations	$18,396,182	$(44,052,413)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010(b)
Operations

Net investment loss	$(1,594,492)	$(3,865,385)	$(4,057,625)

Net realized gain	8,984,718	49,293,493	36,759,346

Net change in unrealized appreciation (depreciation)	11,005,956	(89,480,521)	63,616,464

Net increase (decrease) in net assets resulting from operations	18,396,182	(44,052,413)	96,318,185

Distributions to shareholders:

Net realized gains
Class A	—	(15,826,476)	—
Class B	—	(821,815)	—
Class C	—	(2,285,649)	—
Class I	—	(711,817)	—
Class R	—	(606,632)	—
Class R4	—	(184,769)	—
Class R5	—	(100,928)	—
Class Z	—	(61,965)	—

Total distributions to shareholders	—	(20,600,051)	—

Increase (decrease) in net assets from share transactions	(30,517,926)	(46,840,958)	82,041,526

Proceeds from regulatory settlements (Note 6)	—	—	34,652

Total increase (decrease) in net assets	(12,121,744)	(111,493,422)	178,394,363

Net assets at beginning of year	380,139,781	491,633,203	313,238,840

Net assets at end of year	$368,018,037	$380,139,781	$491,633,203

Excess of distributions over net investment income	$(20,896)	$(15,001)	$(12,605)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended December 31, 2011		Year Ended December 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	396,550	6,024,403	1,750,058	27,816,746	2,431,089	33,982,068

Fund merger	—	—	—	—	9,168,598	125,115,360

Distributions reinvested	—	—	1,113,167	14,994,366	—	—

Redemptions	(2,187,011)	(33,059,695)	(5,084,181)	(78,485,280)	(5,323,878)	(73,002,651)

Net increase (decrease)	(1,790,461)	(27,035,292)	(2,220,956)	(35,674,168)	6,275,809	86,094,777

Class B shares

Subscriptions	10,502	138,586	20,042	277,514	83,897	998,028

Fund merger	—	—	—	—	919,234	11,091,043

Distributions reinvested	—	—	67,731	789,744	—	—

Redemptions(c)	(132,249)	(1,730,441)	(883,120)	(12,526,522)	(1,443,855)	(16,974,770)

Net decrease	(121,747)	(1,591,855)	(795,347)	(11,459,264)	(440,724)	(4,885,699)

Class C shares

Subscriptions	112,596	1,466,429	390,344	5,238,363	422,161	5,112,124

Fund merger	—	—	—	—	129,796	1,567,882

Distributions reinvested	—	—	136,722	1,595,542	—	—

Redemptions	(578,581)	(7,513,415)	(1,042,524)	(14,051,468)	(1,049,308)	(12,720,638)

Net decrease	(465,985)	(6,046,986)	(515,458)	(7,217,563)	(497,351)	(6,040,632)

Class I shares

Subscriptions	697,624	11,703,658	1,149,572	20,263,585	126,829	2,058,671

Fund merger	—	—	—	—	564	8,173

Distributions reinvested	—	—	49,093	710,871	—	—

Redemptions	(330,275)	(5,499,857)	(814,882)	(13,605,727)	(2,986)	(49,441)

Net increase	367,349	6,203,801	383,783	7,368,729	124,407	2,017,403

Class R shares

Subscriptions	108,599	1,583,143	384,571	5,905,073	536,054	6,985,236

Distributions reinvested	—	—	16,513	216,646	—	—

Redemptions	(281,009)	(4,076,027)	(571,570)	(8,764,076)	(401,284)	(5,260,479)

Net increase (decrease)	(172,410)	(2,492,884)	(170,486)	(2,642,357)	134,770	1,724,757

Class R3 shares

Redemptions	—	—	—	—	(450)	(7,408)

Net decrease	—	—	—	—	(450)	(7,408)

Class R4 shares

Subscriptions	24,724	392,918	86,988	1,474,704	30,001	446,844

Fund merger	—	—	—	—	205,574	2,971,903

Distributions reinvested	—	—	12,805	184,006	—	—

Redemptions	(24,637)	(394,113)	(62,920)	(1,025,889)	(26,163)	(400,299)

Net increase (decrease)	87	(1,195)	36,873	632,821	209,412	3,018,448

Class R5 shares

Subscriptions	257	4,208	857	13,786	690	10,089

Distributions reinvested	—	—	6,778	98,074	—	—

Redemptions	(68)	(1,129)	(3,074)	(46,358)	(1,482)	(21,910)

Net increase (decrease)	189	3,079	4,561	65,502	(792)	(11,821)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Select Smaller-Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended December 31, 2011		Year Ended December 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class Z shares

Subscriptions	45,878	728,765	162,818	2,758,413	7,823	131,701

Distributions reinvested	—	—	1,958	28,258	—	—

Redemptions	(17,377)	(285,359)	(43,636)	(701,329)	—	—

Net increase	28,501	443,406	121,140	2,085,342	7,823	131,701

Total net increase (decrease)	(2,154,477)	(30,517,926)	(3,155,890)	(46,840,958)	5,812,904	82,041,526

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,	Year Ended December 31,
Class A	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$13.69	$15.97	$12.59	$9.23	$15.92	$17.67

Income from investment operations:

Net investment loss	(0.06)	(0.12)	(0.11)	(0.12)	(0.17)	(0.21)

Net realized and unrealized gain (loss)	0.68	(1.40)	3.49	3.48	(6.33)	1.43

Total from investment operations	0.62	(1.52)	3.38	3.36	(6.50)	1.22

Less distributions to shareholders:

Net realized gains	—	(0.76)	—	—	(0.19)	(2.97)

Total distributions to shareholders	—	(0.76)	—	—	(0.19)	(2.97)

Proceeds from regulatory settlements	—	—	0.00(b)	0.00(b)	—	—

Net asset value, end of period	$14.31	$13.69	$15.97	$12.59	$9.23	$15.92

Total return	4.53%	(9.42%)	26.85%(c)	36.40%(d)	(41.19%)	6.26%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.48%(f)	1.48%	1.66%	2.00%	1.89%	1.71%

Net expenses after fees waived or expenses reimbursed(g)	1.41%(f)	1.42%(h)	1.33%	1.69%	1.89%	1.71%

Net investment loss	(0.87%)(f)	(0.77%)(h)	(0.84%)	(1.12%)	(1.30%)	(1.17%)

Supplemental data

Net assets, end of period (in thousands)	$283,740	$295,973	$380,848	$221,181	$66,415	$155,045

Portfolio turnover	3%	18%	5%	7%	16%	27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class B	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$11.84	$14.04	$11.15	$8.23	$14.34	$16.30

Income from investment operations:

Net investment loss	(0.09)	(0.21)	(0.19)	(0.18)	(0.24)	(0.32)

Net realized and unrealized gain (loss)	0.59	(1.23)	3.08	3.10	(5.68)	1.33

Total from investment operations	0.50	(1.44)	2.89	2.92	(5.92)	1.01

Less distributions to shareholders:

Net realized gains	—	(0.76)	—	—	(0.19)	(2.97)

Total distributions to shareholders	—	(0.76)	—	—	(0.19)	(2.97)

Proceeds from regulatory settlements	—	—	0.00(b)	0.00(b)	—	—

Net asset value, end of period	$12.34	$11.84	$14.04	$11.15	$8.23	$14.34

Total return	4.22%	(10.15%)	25.92%(c)	35.48%(d)	(41.68%)	5.47%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	2.23%(f)	2.23%	2.43%	2.77%	2.64%	2.46%

Net expenses after fees waived or expenses reimbursed(g)	2.16%(f)	2.16%(h)	2.10%	2.46%	2.64%	2.46%

Net investment loss	(1.62%)(f)	(1.52%)(h)	(1.62%)	(1.88%)	(2.05%)	(1.92%)

Supplemental data

Net assets, end of period (in thousands)	$12,565	$13,501	$27,172	$26,500	$8,483	$26,802

Portfolio turnover	3%	18%	5%	7%	16%	27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class C	2012(a)		2011		2010		2009		2008		2007
Per share data

Net asset value, beginning of period	$11.86		$14.06		$11.17		$8.24		$14.34		$16.30

Income from investment operations:

Net investment loss	(0.09)		(0.21)		(0.19)		(0.19)		(0.23)		(0.32)

Net realized and unrealized gain (loss)	0.59		(1.23)		3.08		3.12		(5.68)		1.33

Total from investment operations	0.50		(1.44)		2.89		2.93		(5.91)		1.01

Less distributions to shareholders:

Net realized gains	—		(0.76)		—		—		(0.19)		(2.97)

Total distributions to shareholders	—		(0.76)		—		—		(0.19)		(2.97)

Proceeds from regulatory settlements	—		—		0.00(b)		0.00(b)		—		—

Net asset value, end of period	$12.36		$11.86		$14.06		$11.17		$8.24		$14.34

Total return	4.22%		(10.13%	)	25.87%	(c)	35.56%	(d)	(41.61%	)	5.47%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	2.23%	(f)	2.23%		2.42%		2.90%		2.63%		2.46%

Net expenses after fees waived or expenses reimbursed(g)	2.16%	(f)	2.17%	(h)	2.09%		2.67%		2.63%		2.46%

Net investment loss	(1.63%	)(f)	(1.52%	)(h)	(1.60%	)	(2.10%	)	(2.05%	)	(1.92%	)

Supplemental data

Net assets, end of period (in thousands)	$33,327		$37,511		$51,712		$46,626		$37,217		$32,206

Portfolio turnover	3%		18%		5%		7%		16%		27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class I	2012(a)	2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$14.71	$17.02	$13.35	$11.86

Income from investment operations:

Net investment loss	(0.03)	(0.04)	(0.05)	(0.01)

Net realized and unrealized gain (loss)	0.73	(1.51)	3.72	1.50

Total from investment operations	0.70	(1.55)	3.67	1.49

Less distributions to shareholders:

Net realized gains	—	(0.76)	—	—

Total distributions to shareholders	—	(0.76)	—	—

Proceeds from regulatory settlements	—	—	0.00(c)	—

Net asset value, end of period	$15.41	$14.71	$17.02	$13.35

Total return	4.76%	(9.01%)	27.49%(d)	12.56%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	0.98%(f)	0.94%	1.09%	1.14%(f)

Net expenses after fees waived or expenses reimbursed(g)	0.94%(f)	0.91%	0.88%	0.88%(f)

Net investment loss	(0.38%)(f)	(0.24%)	(0.38%)	(0.23%)(f)

Supplemental data

Net assets, end of period (in thousands)	$20,764	$14,419	$10,145	$6,300

Portfolio turnover	3%	18%	5%	7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to less than $0.01.

(d)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class R	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$13.33	$15.62	$12.35	$9.08	$15.70	$17.53

Income from investment operations:

Net investment loss	(0.07)	(0.16)	(0.16)	(0.16)	(0.19)	(0.25)

Net realized and unrealized gain (loss)	0.66	(1.37)	3.43	3.43	(6.24)	1.39

Total from investment operations	0.59	(1.53)	3.27	3.27	(6.43)	1.14

Less distributions to shareholders:

Net realized gains	—	(0.76)	—	—	(0.19)	(2.97)

Total distributions to shareholders	—	(0.76)	—	—	(0.19)	(2.97)

Proceeds from regulatory settlements	—	—	0.00(b)	0.00(b)	—	—

Net asset value, end of period	$13.92	$13.33	$15.62	$12.35	$9.08	$15.70

Total return	4.43%	(9.69%)	26.48%(c)	36.01%(d)	(41.32%)	5.83%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.73%(f)	1.73%	1.87%	2.31%	2.14%	1.96%

Net expenses after fees waived or expenses reimbursed(g)	1.67%(f)	1.67%(h)	1.66%	2.19%	2.14%	1.96%

Net investment loss	(1.14%)(f)	(1.02%)(h)	(1.16%)	(1.62%)	(1.55%)	(1.42%)

Supplemental data

Net assets, end of period (in thousands)	$9,248	$11,156	$15,733	$10,778	$8,537	$11,311

Portfolio turnover	3%	18%	5%	7%	16%	27%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R4	2012(a)		2011		2010		2009(b)
Per share data

Net asset value, beginning of period	$14.60		$16.94		$13.34		$11.86

Income from investment operations:

Net investment loss	(0.04)		(0.09)		(0.10)		(0.03)

Net realized and unrealized gain (loss)	0.72		(1.49)		3.70		1.51

Total from investment operations	0.68		(1.58)		3.60		1.48

Less distributions to shareholders:

Net realized gains	—		(0.76)		—		—

Total distributions to shareholders	—		(0.76)		—		—

Proceeds from regulatory settlements	—		—		0.00(c)		—

Net asset value, end of period	$15.28		$14.60		$16.94		$13.34

Total return	4.66%		(9.23%)		26.99%	(d)	12.48%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	1.23%	(f)	1.22%		1.39%		1.43%	(f)

Net expenses after fees waived or expenses reimbursed(g)	1.20%	(f)	1.18%		1.18%		1.18%	(f)

Net investment loss	(0.65%	)(f)	(0.53%	)	(0.69%	)	(0.58%	)(f)

Supplemental data

Net assets, end of period (in thousands)	$3,812		$3,642		$3,601		$42

Portfolio turnover	3%		18%		5%		7%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	Rounds to less than $0.01.

(d)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R5	2012(a)		2011		2010		2009		2008		2007
Per share data

Net asset value, beginning of period	$14.70		$17.01		$13.35		$9.72		$16.65		$18.26

Income from investment operations:

Net investment loss	(0.03)		(0.05)		(0.06)		(0.09)		(0.08)		(0.12)

Net realized and unrealized gain (loss)	0.73		(1.50)		3.72		3.72		(6.66)		1.48

Total from investment operations	0.70		(1.55)		3.66		3.63		(6.74)		1.36

Less distributions to shareholders:

Net realized gains	—		(0.76)		—		—		(0.19)		(2.97)

Total distributions to shareholders	—		(0.76)		—		—		(0.19)		(2.97)

Proceeds from regulatory settlements	—		—		0.00(b)		0.00(b)		—		—

Net asset value, end of period	$15.40		$14.70		$17.01		$13.35		$9.72		$16.65

Total return	4.76%		(9.02%	)	27.42%	(c)	37.35%	(d)	(40.82%	)	6.85%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed	0.98%	(f)	0.97%		1.14%		1.51%		1.19%		1.15%

Net expenses after fees waived or expenses reimbursed(g)	0.95%	(f)	0.93%		0.93%		1.46%		1.19%		1.15%

Net investment loss	(0.41%	)(f)	(0.28%	)	(0.44%	)	(0.88%	)	(0.61%	)	(0.61%	)

Supplemental data

Net assets, end of period (in thousands)	$2,145		$2,046		$2,289		$1,808		$7,405		$11,322

Portfolio turnover	3%		18%		5%		7%		16%		27%

Notes to Financial Highlights

(a)	For the period January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.01%.

(d)	During the year ended December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Select Smaller-Cap Value Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class Z	2012(a)	2011	2010(b)
Per share data

Net asset value, beginning of period	$14.67	$17.01	$14.61

Income from investment operations:

Net investment loss	(0.04)	(0.08)	(0.01)

Net realized and unrealized gain (loss)	0.72	(1.50)	2.41

Total from investment operations	0.68	(1.58)	2.40

Less distributions to shareholders:

Net realized gains	—	(0.76)	—

Total distributions to shareholders	—	(0.76)	—

Net asset value, end of period	$15.35	$14.67	$17.01

Total return	4.63%	(9.19%)	16.43%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	1.23%(d)	1.20%	1.55%(d)

Net expenses after fees waived or expenses reimbursed(e)	1.16%(d)	1.19%(f)	1.02%(d)

Net investment loss	(0.62%)(d)	(0.50%)(f)	(0.34%)(d)

Supplemental data

Net assets, end of period (in thousands)	$2,417	$1,892	$133

Portfolio turnover	3%	18%	5%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Select Smaller-Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from December 31 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully

Annual Report 2012	27

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment.

To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other

28	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the

Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.79% to 0.70% as the Fund’s net assets increase. Prior to March 1, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.935% to 0.745% as the Fund’s net assets increase. For the period ended May 31, 2012, the annualized effective management fee rate was 0.79% of the Fund’s average daily net assets. For the year ended December 31, 2011, the effective management fee rate was 0.82% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended December 31, 2011, the annualized effective administration fee rate was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended December 31, 2011, other expenses paid to this company were $1,387 and $3,014, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are

Annual Report 2012	29

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended May 31, 2012 and the year ended December 31, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011
Class A	0.26%	0.27%
Class B	0.26	0.27
Class C	0.26	0.27
Class R	0.26	0.27
Class R4	0.01	0.02
Class R5	0.01	0.02
Class Z	0.24	0.26

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $142,725. The liability remaining at May 31, 2012 for non-recurring charges associated with the lease amounted to $94,812 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts. For the year ended December 31, 2011, these minimum account balance fees reduced total expenses by $3,881.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $826,000 and $2,677,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution

30	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $50,110 for Class A, $2,156 for Class B and $454 for Class C shares for the period ended May 31, 2012 and $190,925 for Class A, $10,077 for Class B and $1,204 for Class C shares for the year ended December 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through April 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian , do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.39%
Class B	2.14
Class C	2.14
Class I	0.94
Class R	1.64
Class R4	1.24
Class R5	0.99
Class Z	1.14

Prior to March 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.00
Class R	1.70
Class R4	1.30
Class R5	1.05
Class Z	1.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses and post October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,588,597
Accumulated net realized loss	324
Paid-in capital	(1,588,921)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Long-term capital gains	$ —	$20,600,051	$ —

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3
Undistributed accumulated long-term gain	7,441,245
Accumulated realized loss	(142,290,291)
Unrealized appreciation	99,699,295

Annual Report 2012	31

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

At May 31, 2012, the cost of investments for federal income tax purposes was $359,124,826 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$121,061,379
Unrealized depreciation	(21,341,186)
Net unrealized appreciation	$99,720,193

The following capital loss carryforward, determined at May 31, 2012, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	106,385,668
2017	35,904,623
Total	142,290,291

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the period ended May 31, 2012, $8,320,340 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $13,438,594 and $46,152,965, respectively, for the period ended May 31, 2012.

Note 6. Regulatory Settlements

During the year ended December 31, 2010, the Fund received $34,652 as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding).

The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended December 31, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $88,743,269 were on loan, secured by cash collateral of $90,714,042 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

32	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 10.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the period ended May 31, 2012 and the year ended December 31, 2012.

Note 11. Fund Merger

At the close of business on March 26, 2010, the Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Small Cap Equity Fund (the acquired Fund), a series of RiverSource Managers Series, Inc. The reorganization was completed after shareholders of the acquired fund approved the plan on March 10, 2010. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $326,732,292 and the combined net assets immediately after the acquisition were $467,486,653.

The merger was accomplished by a tax-free exchange of 30,331,428 shares of the acquired Fund valued at $140,754,361 (including $56,018,774 of unrealized appreciation).

In exchange for the acquired Fund shares, the Fund issued the following number of shares:

Shares
Class A	9168,598
Class B	919,234
Class C	129,796
Class I	564
Class R4	205,574

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired Fund that have been included in the combined Fund’s Statement of Operations since the acquisition was completed.

Assuming the acquisition had been completed on January 1, 2010, the Fund’s pro-forma net investment loss, net gain on investments, and net increase in net assets from operations for the year ended December 31, 2010 would have been $4.4 million, $38.2 million and $121.6 million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

Annual Report 2012	33

Columbia Select Smaller-Cap Value Fund

Notes to Financial Statements (continued)

May 31, 2012

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2012

Columbia Select Smaller-Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Select Smaller-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Smaller-Cap Value Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations for the period ended May 31, 2012 and for the year ended December 31, 2011, the statements of changes in net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Select Smaller-Cap Value Fund of the Columbia Fund Series Trust II at May 31, 2012, the results of its operations for the period ended May 31, 2012 and for the year ended December 31, 2011, the changes in its net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and the financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	35

Columbia Seligman Communications and Information Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Common Stocks 93.2%
Issuer	Shares	Value ($)

Health Care 1.5%
Health Care Providers & Services 0.1%

Quest Diagnostics, Inc.(a)	34,700	1,974,430

Life Sciences Tools & Services 1.4%

Agilent Technologies, Inc.	660,600	26,859,996

Life Technologies Corp.(b)	355,500	14,543,505

Thermo Fisher Scientific, Inc.	184,900	9,333,752

Total		50,737,253

Total Health Care		52,711,683

Information Technology 91.2%
Communications Equipment 6.5%

Cisco Systems, Inc.	3,456,400	56,443,012

Flashpoint Technology, Inc.(c)(d)(e)	246,914	—

Nortel Networks Corp.(b)	819	11

QUALCOMM, Inc.	3,057,284	175,212,946

Total		231,655,969

Computers & Peripherals 16.3%

Apple, Inc.(b)	477,000	275,577,210

Dell, Inc.(b)	4,422,300	54,526,959

Electronics for Imaging, Inc.(b)(f)	4,675,900	68,922,766

EMC Corp.(b)	4,052,200	96,644,970

NetApp, Inc.(b)	2,529,900	75,289,824

SanDisk Corp.(b)	440,500	14,404,350

Total		585,366,079

Electronic Equipment, Instruments & Components 3.7%

Avnet, Inc.(b)	2,472,900	75,398,721

Flextronics International Ltd.(b)	3,591,300	23,056,146

InvenSense, Inc.(a)(b)	389,400	3,870,636

IPG Photonics Corp.(a)(b)	418,860	17,927,208

Murata Manufacturing Co., Ltd.	205,400	10,625,676

Total		130,878,387

Internet Software & Services 0.2%

Constant Contact, Inc.(a)(b)	172,700	3,497,175

Dena Co., Ltd.	232,000	4,836,517

Total		8,333,692

IT Services 5.9%

Amdocs Ltd.(b)	4,214,046	121,153,823

Visa, Inc., Class A	773,700	89,130,240

Total		210,284,063

Office Electronics 2.0%

Canon, Inc.(a)	444,000	17,716,264

Xerox Corp.	7,585,600	54,768,032

Total		72,484,296

Common Stocks (continued)
Issuer	Shares	Value ($)

Semiconductors & Semiconductor Equipment 21.6%

Advanced Micro Devices, Inc.(a)(b)	32,659,345	198,568,818

Atmel Corp.(a)(b)	3,030,900	21,216,300

Broadcom Corp., Class A(b)	1,131,400	36,600,790

KLA-Tencor Corp.	3,584,500	164,277,635

Marvell Technology Group Ltd.(b)	4,155,900	52,073,427

Microchip Technology, Inc.(a)	592,000	18,363,840

Microsemi Corp.(b)	2,663,100	47,030,346

Novellus Systems, Inc.(b)	3,036,200	127,004,246

Semtech Corp.(b)	884,100	21,297,969

Spansion, Inc., Class A(b)	1,916,023	20,693,048

Teradyne, Inc.(a)(b)	4,821,800	69,675,010

Total		776,801,429

Software 35.0%

BMC Software, Inc.(a)(b)	1,503,356	63,622,026

Cadence Design Systems, Inc.(a)(b)	2,232,800	22,774,560

Check Point Software Technologies Ltd.(a)(b)	1,022,243	52,379,731

Citrix Systems, Inc.(b)	293,500	21,448,980

Fortinet, Inc.(b)	421,400	8,954,750

JDA Software Group, Inc.(a)(b)(f)	1,107,249	30,648,652

Mentor Graphics Corp.(a)(b)	855,400	12,061,140

Microsoft Corp.	6,100,900	178,085,271

Nuance Communications, Inc.(a)(b)	6,386,500	132,136,685

Oracle Corp.	3,516,800	93,089,696

Parametric Technology Corp.(a)(b)	4,628,170	93,489,034

Quest Software, Inc.(a)(b)	473,400	11,835,000

Rovi Corp.(b)	3,004,600	73,402,378

Symantec Corp.(b)	11,777,000	174,770,680

Synopsys, Inc.(b)(f)	9,728,803	287,486,129

Total		1,256,184,712

Total Information Technology		3,271,988,627

Telecommunication Services 0.5%
Diversified Telecommunication Services 0.5%

Verizon Communications, Inc.	440,100	18,325,764

Total Telecommunication Services		18,325,764

Utilities —%
Independent Power Producers & Energy Traders —%

Miasole(c)(e)	805,620	1

Total Utilities		1

Total Common Stocks (Cost: $3,153,208,263)		3,343,026,075

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2012

Convertible Preferred Stocks 0.1%
Issuer	Shares	Value ($)

Information Technology 0.1%
Computers & Peripherals 0.1%

Silver Peak Systems, Inc.(b)(c)(e)	2,620,545	2,070,231

Total Information Technology		2,070,231

Utilities —%
Independent Power Producers & Energy Traders —%

Miasole(b)(c)(d)(e)	62,288	—

Total Utilities		—

Total Convertible Preferred Stocks (Cost: $10,310,464)		2,070,231

Warrants —%
Utilities —%
Independent Power Producers & Energy Traders —%

Miasole Promissory Note(b)(c)(d)(e)	1	—

Total Utilities		—

Total Warrants (Cost: $21)		—

Money Market Funds 5.8%	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(f)(g)	209,192,452	209,192,452

Total Money Market Funds (Cost: $209,192,452)		209,192,452

Investments of Cash Collateral Received for Securities on Loan 9.7%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 0.6%
Atlantis One
08/01/12	0.662%	9,966,633	9,966,633
10/17/12	0.541%	4,986,275	4,986,275

Kells Funding LLC
07/02/12	0.601%	1,995,700	1,995,700
10/12/12	0.612%	4,984,580	4,984,580

Total			21,933,188

Certificates of Deposit 4.4%
Bank of Nova Scotia
07/26/12	0.319%	10,000,000	10,000,000

Barclays Bank PLC
07/18/12	0.280%	8,000,000	8,000,000

Branch Banking & Trust Corporation
07/12/12	0.420%	20,000,000	20,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Credit Suisse
08/30/12	0.300%	10,000,000	10,000,000
11/08/12	0.399%	2,000,000	2,000,000

Deutsche Bank AG
10/09/12	0.750%	10,000,000	10,000,000

Hong Kong Shanghai Bank Corp., Ltd.
06/25/12	0.240%	10,000,000	10,000,000

Mitsubishi UFJ Trust and Banking Corp.
08/06/12	0.410%	4,000,098	4,000,098
10/12/12	0.530%	5,000,000	5,000,000

Mizuho Corporate Bank Ltd.
06/01/12	0.370%	10,000,000	10,000,000

N.V. Bank Nederlandse Gemeenten
06/29/12	0.260%	5,000,000	5,000,000

National Australia Bank
08/16/12	0.339%	10,000,000	10,000,000
10/29/12	0.298%	4,999,800	4,999,800

Natixis
06/05/12	0.250%	5,000,000	5,000,000

Norinchukin Bank
08/22/12	0.390%	10,000,000	10,000,000

Rabobank
10/26/12	0.515%	5,000,000	5,000,000

Sumitomo Mitsui Banking Corp.
07/24/12	0.350%	10,000,000	10,000,000

Sumitomo Trust & Banking Co., Ltd.
09/17/12	0.470%	5,000,000	5,000,000
11/01/12	0.479%	5,000,000	5,000,000

Svenska Handelsbanken
07/26/12	0.590%	10,000,504	10,000,504

Total			159,000,402

Commercial Paper 2.1%
Development Bank of Singapore Ltd. 08/03/12	0.551%	12,965,243	12,965,243

DnB NOR
10/10/12	0.511%	11,968,890	11,968,890

Erste Abwicklungsanstalt 08/28/12	0.390%	9,989,600	9,989,600

Nordea Bank AB 07/24/12	0.627%	9,968,403	9,968,403
08/14/12	0.592%	6,979,235	6,979,235

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2012

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Skandinaviska Enskilda Banken AB 06/15/12	0.330%	9,994,500	9,994,500

The Commonwealth Bank of Australia 08/16/12	0.299%	13,000,000	13,000,000

Total			74,865,871

Repurchase Agreements 2.6%
Deutsche Bank AG dated 05/31/12, matures 06/01/12, repurchase price $7,181,901(h) 06/01/12	0.220%	7,181,857	7,181,857

Goldman Sachs & Co. dated 05/31/12, matures 06/01/12, repurchase price $15,000,088(h) 06/01/12	0.210%	15,000,000	15,000,000

Natixis Financial Products, Inc. dated 05/31/12, matures 06/01/12, repurchase price $30,000,200(h) 06/01/12	0.240%	30,000,000	30,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Nomura Securities dated 05/31/12, matures 06/01/12, repurchase price $16,000,365(h) 06/01/12	0.230%	16,000,263	16,000,263

Societe Generale dated 05/31/12, matures 06/01/12, repurchase price $25,000,146(h) 06/01/12	0.210%	25,000,000	25,000,000

Total			93,182,120

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $348,981,581)			$348,981,581

Total Investments (Cost: $3,721,692,781)			3,903,270,339

Other Assets & Liabilities, Net			(314,484,650)

Net Assets			3,588,785,689

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2012 was $2,070,232, representing 0.06% of net assets. Information concerning such security holdings at May 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Flashpoint Technology, Inc.	09/10/99	1,000,844

Miasole	07/10/08	10,032,163

Silver Peak Systems, Inc.	01/14/08	10,041,774

Miasole Convertible Preferred	09/10/10 - 10/07/10	268,690

Miasole Promissory Note	09/10/10	21

(d)	Negligible market value.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2012, the value of these securities amounted to $2,070,232, which represents 0.06% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(f)	Investments in affiliates during the period ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	13,415,433	883,014,158	(687,237,139)	—	209,192,452	142,446	209,192,452

Electronics for Imagining, Inc.	111,963,946	—	—	—	111,963,946	—	68,922,766

JDA Software Group, Inc.*	55,136,760	—	(36,200,209)	6,020,908	24,957,459	—	30,648,652

Synopsys, Inc.	263,234,303	—	(27,282,539)	1,410,268	237,362,032	—	287,486,129

Total	443,750,442	883,014,158	(750,719,887)	7,431,176	583,475,889	142,446	596,249,999

*	At May 31, 2012, the Fund owned less than five percent of the company’s outstanding voting shares.

(g)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(h)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Deutsche Bank AG (0.220%)
Fannie Mae Pool	7,137,428

Freddie Mac Non Gold Pool	188,067

Total market value of collateral securities	7,325,495

Security Description	Value ($)
Goldman Sachs & Co. (0.210%)
Ginnie Mae I Pool	12,160,504

Ginnie Mae II Pool	3,139,496

Total market value of collateral securities	15,300,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	2,533,492

Fannie Mae REMICS	8,160,883

Fannie Mae-Aces	99,001

Freddie Mac Gold Pool	3,439,748

Freddie Mac REMICS	6,720,395

Government National Mortgage Association	6,695,965

United States Treasury Note/Bond	2,950,721

Total market value of collateral securities	30,600,205

Security Description	Value ($)
Nomura Securities (0.230%)
Fannie Mae Pool	6,971,625

Freddie Mac Gold Pool	3,624,521

Ginnie Mae II Pool	5,724,122

Total market value of collateral securities	16,320,268

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Societe Generale (0.210%)
Fannie Mae Pool	14,039,392

Freddie Mac Gold Pool	11,460,608

Total market value of collateral securities	25,500,000

Abbreviation Legend

REMIC(s)	Real Estate Mortgage Investment Conduct(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendation of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia Seligman Communications and Information Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Health Care	52,711,683	—	—	52,711,683

Information Technology	3,238,810,169	33,178,458	—	3,271,988,627

Telecommunication Services	18,325,764	—	—	18,325,764

Utilities	—	—	1	1

Convertible Preferred Stocks

Information Technology	—	—	2,070,231	2,070,231

Warrants

Utilities	—	—	—	—

Total Equity Securities	3,309,847,616	33,178,458	2,070,232	3,345,096,306

Other

Money Market Funds	209,192,452	—	—	209,192,452

Investments of Cash Collateral Received for Securities on Loan	—	348,981,581	—	348,981,581

Total Other	209,192,452	348,981,581	—	558,174,033

Total	3,519,040,068	382,160,039	2,070,232	3,903,270,339

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following table is a reconciliation of level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Common Stocks ($)	Convertible Preferred Stocks ($)	Total ($)
Balance as of December 31, 2011	2,615,042	2,272,418	4,887,460

Accrued discounts/premiums	—	—	—

Realized gain (loss)	—	—	—

Change in unrealized appreciation (depreciation)(a)	(2,615,041)	(202,187)	(2,817,228)

Sales	—	—	—

Purchases	—	—	—

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of May 31, 2012	1	2,070,231	2,070,232

(a)	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $(2,817,228).

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Common and Convertible Preferred Stock classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated earnings of the respective company, market multiplies derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia Seligman Communications and Information Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value*

Unaffiliated issuers (identified cost $2,814,192,770)	$2,988,687,411

Affiliated issuers (identified cost $558,518,430)	565,601,347

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $255,799,461)	255,799,461

Repurchase agreements (identified cost $93,182,120)	93,182,120

Total investments (identified cost $3,721,692,781)	3,903,270,339

Receivable for:

Investments sold	41,547,688

Capital shares sold	3,299,484

Dividends	3,792,120

Interest	104,129

Total assets	3,952,013,760

Liabilities

Due upon return of securities on loan	348,981,581

Payable for:

Investments purchased	5,525,582

Capital shares purchased	5,464,243

Investment management fees	83,897

Distribution fees	38,034

Transfer agent fees	723,583

Administration fees	4,973

Plan administration fees	291

Compensation of board members	167,316

Other expenses	2,238,571

Total liabilities	363,228,071

Net assets applicable to outstanding capital stock	$3,588,785,689

Represented by

Paid-in capital	$3,229,997,321

Excess of distributions over net investment income	(162,119)

Accumulated net realized gain	177,353,757

Unrealized appreciation (depreciation) on:

Investments	181,577,558

Foreign currency translations	19,172

Total — representing net assets applicable to outstanding capital stock	$3,588,785,689

* Value of securities on loan	$333,658,422

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia Seligman Communications and Information Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$2,573,956,613

Shares outstanding	60,017,363

Net asset value per share	$42.89

Maximum offering price per share(a)	$45.51

Class B

Net assets	$49,373,024

Shares outstanding	1,415,259

Net asset value per share	$34.89

Class C

Net assets	$668,588,225

Shares outstanding	19,149,142

Net asset value per share	$34.91

Class I

Net assets	$6,537

Shares outstanding	145

Net asset value per share	$45.08

Class R

Net assets	$41,828,862

Shares outstanding	1,001,084

Net asset value per share	$41.78

Class R3

Net assets	$26,041

Shares outstanding	620

Net asset value per share	$42.00

Class R4

Net assets	$1,172,280

Shares outstanding	26,231

Net asset value per share	$44.69

Class R5

Net assets	$18,084,668

Shares outstanding	401,653

Net asset value per share	$45.03

Class Z

Net assets	$235,749,439

Shares outstanding	5,238,037

Net asset value per share	$45.01

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia Seligman Communications and Information Fund

Statement of Operations

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011
Net investment income
Income:
Dividends	$9,513,452	$26,355,523
Dividends from affiliates	142,446	173,501
Income from securities lending — net	648,836	1,074,698
Foreign taxes withheld	(20,830)	(472,424)

Total income	10,283,904	27,131,298

Expenses:
Investment management fees	13,901,752	32,882,730
Distribution fees
Class A	2,972,107	7,201,633
Class B	240,819	712,226
Class C	3,097,616	7,456,504
Class R	94,009	241,668
Class R3	28	117
Transfer agent fees
Class A	1,889,586	4,887,841
Class B	38,961	121,443
Class C	493,473	1,257,949
Class R	30,176	82,020
Class R3	5	23
Class R4	223	441
Class R5	3,545	8,002
Class Z	137,221	161,010
Administration fees	812,545	1,924,770
Plan administration fees
Class R3	28	117
Class R4	1,286	2,689
Compensation of board members	61,233	75,730
Custodian fees	16,725	60,511
Printing and postage fees	124,115	369,900
Registration fees	122,853	124,014
Professional fees	20,859	121,449
Line of credit interest expense	—	1,269
Other	266,164	452,152

Total expenses	24,325,329	58,146,208
Expense reductions	—	(41,609)

Total net expenses	24,325,329	58,104,599

Net investment loss	(14,041,425)	(30,973,301)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	87,759,357	167,724,950
Investments — affiliated issuers	7,431,176	18,941,970
Foreign currency translations	372,128	378,600
Forward foreign currency exchange contracts	(466,147)	(310,299)
Increase from payment by affiliate (see Note 7)	—	468,984

Net realized gain	95,096,514	187,204,205
Net change in unrealized appreciation (depreciation) on:
Investments	92,801,604	(352,642,399)
Foreign currency translations	19,172	—

Net change in unrealized appreciation (depreciation)	92,820,776	(352,642,399)

Net realized and unrealized gain (loss)	187,917,290	(165,438,194)

Net change in net assets resulting from operations	$173,875,865	$(196,411,495)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia Seligman Communications and Information Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012(a)	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations

Net investment loss	$(14,041,425)	$(30,973,301)	$(32,462,223)

Net realized gain	95,096,514	187,204,205	362,871,942

Net change in unrealized appreciation (depreciation)	92,820,776	(352,642,399)	195,130,629

Net increase (decrease) in net assets resulting from operations	173,875,865	(196,411,495)	525,540,348

Distributions to shareholders:

Net realized gains

Class A	—	(105,097,645)	—

Class B	—	(2,736,222)	—

Class C	—	(33,725,376)	—

Class I	—	(254)	—

Class R	—	(1,858,800)	—

Class R3	—	(987)	—

Class R4	—	(42,703)	—

Class R5	—	(668,299)	—

Class Z	—	(5,870,301)	—

Total distributions to shareholders	—	(150,000,587)	—

Increase (decrease) in net assets from share transactions	(61,517,262)	(224,444,190)	(165,455,770)

Proceeds from regulatory settlements (Note 6)	4,675,209	—	757,126

Total increase (decrease) in net assets	117,033,812	(570,856,272)	360,841,704

Net assets at beginning of year	3,471,751,877	4,042,608,149	3,681,766,445

Net assets at end of year	$3,588,785,689	$3,471,751,877	$4,042,608,149

Excess of distributions over net investment income	$(162,119)	$(137,093)	$(104,314)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia Seligman Communications and Information Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012(a)		Year Ended December 31, 2011		Year Ended December 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	3,095,789	144,357,473	8,341,796	378,834,855	10,714,083	424,752,312

Distributions reinvested	—	—	2,214,111	90,955,662	—	—

Redemptions	(5,237,856)	(242,814,902)	(16,979,946)	(758,929,521)	(14,038,919)	(550,381,508)

Net decrease	(2,142,067)	(98,457,429)	(6,424,039)	(289,139,004)	(3,324,836)	(125,629,196)

Class B shares

Subscriptions	7,490	282,172	42,934	1,577,472	200,962	6,537,769

Distributions reinvested	—	—	61,945	2,077,003	—	—

Redemptions(c)	(222,593)	(8,464,597)	(790,147)	(29,035,791)	(1,174,355)	(38,216,090)

Net decrease	(215,103)	(8,182,425)	(685,268)	(25,381,316)	(973,393)	(31,678,321)

Class C shares

Subscriptions	713,958	27,450,019	2,060,413	76,947,943	2,457,500	81,336,688

Distributions reinvested	—	—	779,158	26,148,537	—	—

Redemptions	(1,697,010)	(64,413,720)	(3,391,920)	(123,631,420)	(3,191,183)	(104,894,885)

Net decrease	(983,052)	(36,963,701)	(552,349)	(20,534,940)	(733,683)	(23,558,197)

Class I shares

Subscriptions	—	—	5,103	246,913	367,545	15,361,697

Redemptions	—	—	(1,197,236)	(59,746,846)	(155,955)	(6,874,997)

Net increase (decrease)	—	—	(1,192,133)	(59,499,933)	211,590	8,486,700

Class R shares

Subscriptions	206,557	9,411,445	502,956	22,092,453	500,547	19,456,130

Distributions reinvested	—	—	33,521	1,343,176	—	—

Redemptions	(306,495)	(13,627,354)	(522,310)	(22,773,502)	(385,493)	(14,821,311)

Net increase (decrease)	(99,938)	(4,215,909)	14,167	662,127	115,054	4,634,819

Class R3 shares

Subscriptions	36	1,556	142	6,059	2,377	89,462

Distributions reinvested	—	—	18	720	—	—

Redemptions	—	—	(1,771)	(79,636)	(613)	(23,177)

Net increase (decrease)	36	1,556	(1,611)	(72,857)	1,764	66,285

Class R4 shares

Subscriptions	2,719	134,209	27,943	1,358,189	11,382	511,179

Distributions reinvested	—	—	992	42,449	—	—

Redemptions	(1,450)	(71,045)	(14,889)	(697,571)	(654)	(28,017)

Net increase	1,269	63,164	14,046	703,067	10,728	483,162

Class R5 shares

Subscriptions	42,034	2,075,469	173,461	8,344,340	184,115	7,625,694

Distributions reinvested	—	—	7,853	338,146	—	—

Redemptions	(36,028)	(1,739,861)	(180,863)	(8,137,987)	(157,685)	(6,539,837)

Net increase	6,006	335,608	451	544,499	26,430	1,085,857

Class Z shares

Subscriptions	2,297,824	112,005,368	4,336,605	207,542,815	14,660	657,074

Distributions reinvested	—	—	56,341	2,426,625	—	—

Redemptions	(533,107)	(26,103,494)	(934,202)	(41,695,273)	(84)	(3,953)

Net increase	1,764,717	85,901,874	3,458,744	168,274,167	14,576	653,121

Total net decrease	(1,668,132)	(61,517,262)	(5,367,992)	(224,444,190)	(4,651,770)	(165,455,770)

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia Seligman Communications and Information Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,	Year Ended December 31,
Class A	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$40.80	$44.71	$38.78	$24.25	$38.20	$33.24

Income from investment operations:

Net investment loss	(0.14)	(0.29)	(0.29)	(0.37)	(0.36)	(0.32)

Net realized and unrealized gain (loss)	2.17	(1.88)	6.20	14.81	(13.59)	5.28

Increase from payments by affiliate	—	0.01	0.01	—	—	—

Total from investment operations	2.03	(2.16)	5.92	14.44	(13.95)	4.96

Less distributions to shareholders:

Net realized gains	—	(1.75)	—	—	—	—

Total distributions to shareholders	—	(1.75)	—	—	—	—

Proceeds from regulatory settlement	0.06	—	0.01	0.09	—	—

Net asset value, end of period	$42.89	$40.80	$44.71	$38.78	$24.25	$38.20

Total return	5.12%(b)	(4.86%)(c)	15.29%(b)(c)	59.92%(b)	(36.52%)	14.92%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.34%(e)	1.35%(f)	1.36%	1.61%	1.52%	1.46%

Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.34%(e)	1.35%(f)(h)	1.36%	1.61%	1.52%	1.46%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.34%(e)	1.35%	1.36%	1.61%	1.52%	1.46%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.34%(e)	1.35%(h)	1.36%	1.61%	1.52%	1.46%

Net investment loss	(0.72%)(e)	(0.65%)(h)	(0.72%)	(1.18%)	(1.12%)	(0.89%)

Supplemental data

Net assets, end of period (in thousands)	$2,573,957	$2,536,229	$3,066,071	$2,788,834	$1,642,388	$2,907,051

Portfolio turnover	38%	66%	105%	150%	133%	206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(c)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Includes interest expense which rounds to less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class B	2012(a)		2011		2010		2009		2008		2007
Per share data

Net asset value, beginning of period	$33.29		$37.09		$32.42		$20.43		$32.42		$28.42

Income from investment operations:

Net investment loss	(0.23)		(0.52)		(0.49)		(0.51)		(0.52)		(0.50)

Net realized and unrealized gain (loss)	1.78		(1.53)		5.14		12.42		(11.47)		4.50

Increase from payments by affiliate	—		0.00(b)		0.01		—		—		—

Total from investment operations	1.55		(2.05)		4.66		11.91		(11.99)		4.00

Less distributions to shareholders:

Net realized gains	—		(1.75)		—		—		—		—

Total distributions to shareholders	—		(1.75)		—		—		—		—

Proceeds from regulatory settlement	0.05		—		0.01		0.08		—		—

Net asset value, end of period	$34.89		$33.29		$37.09		$32.42		$20.43		$32.42

Total return	4.81%	(c)	(5.57%	)(d)	14.40%	(c)(d)	58.69%	(c)	(36.98%	)	14.07%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.10%	(f)	2.10%	(g)	2.11%		2.39%		2.27%		2.21%

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	2.10%	(f)	2.10%	(g)(i)	2.11%		2.39%		2.27%		2.21%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.10%	(f)	2.10%		2.11%		2.39%		2.27%		2.21%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	2.10%	(f)	2.10%	(i)	2.11%		2.39%		2.27%		2.21%

Net investment loss	(1.47%	)(f)	(1.40%	)(i)	(1.48%	)	(1.97%	)	(1.87%	)	(1.64%	)

Supplemental data

Net assets, end of period (in thousands)	$49,373		$54,282		$85,897		$106,646		$94,086		$269,316

Portfolio turnover	38%		66%		105%		150%		133%		206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class C	2012(a)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$33.32	$37.12	$32.44	$20.44	$32.43	$28.44

Income from investment operations:

Net investment loss	(0.23)	(0.51)	(0.49)	(0.51)	(0.50)	(0.50)

Net realized and unrealized gain (loss)	1.77	(1.54)	5.15	12.43	(11.49)	4.49

Increase from payments by affiliate	—	0.00(b)	0.01	—	—	—

Total from investment operations	1.54	(2.05)	4.67	11.92	(11.99)	3.99

Less distributions to shareholders:

Net realized gains	—	(1.75)	—	—	—	—

Total distributions to shareholders	—	(1.75)	—	—	—	—

Proceeds from regulatory settlement	0.05	—	0.01	0.08	—	—

Net asset value, end of period	$34.91	$33.32	$37.12	$32.44	$20.44	$32.43

Total return	4.77%(c)	(5.56%)(d)	14.43%(c)(d)	58.71%(c)	(36.97%)	14.03%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.09%(f)	2.10%(g)	2.11%	2.36%	2.27%	2.21%

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	2.09%(f)	2.10%(g)(i)	2.11%	2.36%	2.27%	2.21%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.09%(f)	2.10%	2.11%	2.36%	2.27%	2.21%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	2.09%(f)	2.10%(i)	2.11%	2.36%	2.27%	2.21%

Net investment loss	(1.47%)(f)	(1.40%)(i)	(1.48%)	(1.94%)	(1.87%)	(1.64%)

Supplemental data

Net assets, end of period (in thousands)	$668,588	$670,843	$767,800	$694,889	$447,159	$268,391

Portfolio turnover	38%	66%	105%	150%	133%	206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	Rounds to less than $0.01.

(c)	During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class I	2012(a)		2011		2010		2009(b)
Per share data

Net asset value, beginning of period	$42.82		$46.62		$40.29		$34.44

Income from investment operations:

Net investment loss	(0.06)		(0.20)		(0.13)		(0.08)

Net realized and unrealized gain (loss)	2.26		(1.86)		6.44		5.93

Increase from payments by affiliate	—		0.01		0.01		—

Total from investment operations	2.20		(2.05)		6.32		5.85

Less distributions to shareholders:

Net realized gains	—		(1.75)		—		—

Total distributions to shareholders	—		(1.75)		—		—

Proceeds from regulatory settlement	0.06		—		0.01		—

Net asset value, end of period	$45.08		$42.82		$46.62		$40.29

Total return	5.28%	(c)	(4.43%	)(d)	15.71%	(c)(d)	16.99%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.92%	(f)	0.90%	(g)	0.96%		1.00%	(f)

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	0.92%	(f)	0.90%	(g)	0.96%		1.00%	(f)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.92%	(f)	0.90%		0.96%		1.00%	(f)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	0.92%	(f)	0.90%		0.96%		1.00%	(f)

Net investment loss	(0.30%	)(f)	(0.41%	)	(0.31%	)	(0.50%	)(f)

Supplemental data

Net assets, end of period (in thousands)	$7		$6		$55,590		$39,507

Portfolio turnover	38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12% and 0.02%, respectively.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R	2012(a)		2011		2010		2009		2008		2007
Per share data

Net asset value, beginning of period	$39.79		$43.75		$38.09		$23.89		$37.73		$32.92

Income from investment operations:

Net investment loss	(0.18)		(0.39)		(0.41)		(0.46)		(0.43)		(0.41)

Net realized and unrealized gain (loss)	2.12		(1.83)		6.05		14.57		(13.41)		5.22

Increase from payments by affiliate	—		0.01		0.01		—		—		—

Total from investment operations	1.94		(2.21)		5.65		14.11		(13.84)		4.81

Less distributions to shareholders:

Net realized gains	—		(1.75)		—		—		—		—

Total distributions to shareholders	—		(1.75)		—		—		—		—

Proceeds from regulatory settlement	0.05		—		0.01		0.09		—		—

Net asset value, end of period	$41.78		$39.79		$43.75		$38.09		$23.89		$37.73

Total return	5.00%	(b)	(5.08%	)(c)	14.86%	(b)(c)	59.44%	(b)	(36.68%	)	14.61%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.59%	(e)	1.60%	(f)	1.70%		1.93%		1.77%		1.71%

Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	1.59%	(e)	1.60%	(f)(h)	1.70%		1.93%		1.77%		1.71%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.59%	(e)	1.60%		1.70%		1.93%		1.77%		1.71%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	1.59%	(e)	1.60%	(h)	1.70%		1.93%		1.77%		1.71%

Net investment loss	(0.98%	)(e)	(0.90%	)(h)	(1.06%	)	(1.50%	)	(1.37%	)	(1.14%	)

Supplemental data

Net assets, end of period (in thousands)	$41,829		$43,815		$47,554		$37,012		$19,695		$25,142

Portfolio turnover	38%		66%		105%		150%		133%		206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(c)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Includes interest expense which rounds to less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R3	2012(a)		2011		2010		2009(b)
Per share data

Net asset value, beginning of period	$39.98		$43.89		$38.13		$32.67

Income from investment operations:

Net investment loss	(0.16)		(0.38)		(0.35)		(0.16)

Net realized and unrealized gain (loss)	2.13		(1.79)		6.09		5.62

Increase from payments by affiliate	—		0.01		0.01		—

Total from investment operations	1.97		(2.16)		5.75		5.46

Less distributions to shareholders:

Net realized gains	—		(1.75)		—		—

Total distributions to shareholders	—		(1.75)		—		—

Proceeds from regulatory settlement	0.05		—		0.01		—

Net asset value, end of period	$42.00		$39.98		$43.89		$38.13

Total return	5.05%	(c)	(4.95%	)(d)	15.11%	(c)(d)	16.71%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.48%	(f)	1.47%	(g)	1.51%		1.54%	(f)

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.48%	(f)	1.47%	(g)	1.51%		1.54%	(f)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.48%	(f)	1.47%		1.51%		1.54%	(f)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.48%	(f)	1.47%		1.51%		1.54%	(f)

Net investment loss	(0.85%	)(f)	(0.85%	)	(0.90%	)	(1.08%	)(f)

Supplemental data

Net assets, end of period (in thousands)	$26		$23		$96		$16

Portfolio turnover	38%		66%		105%		150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, and 0.02%, respectively.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,	Year Ended December 31,
Class R4	2012(a)	2011	2010	2009(b)
Per share data

Net asset value, beginning of period	$42.50	$46.42	$40.24	$34.44

Income from investment operations:

Net investment loss	(0.12)	(0.25)	(0.24)	(0.12)

Net realized and unrealized gain (loss)	2.25	(1.93)	6.40	5.92

Increase from payments by affiliate	—	0.01	0.01	—

Total from investment operations	2.13	(2.17)	6.17	5.80

Less distributions to shareholders:

Net realized gains	—	(1.75)	—	—

Total distributions to shareholders	—	(1.75)	—	—

Proceeds from regulatory settlement	0.06	—	0.01	—

Net asset value, end of period	$44.69	$42.50	$46.42	$40.24

Total return	5.15%(c)	(4.71%)(d)	15.36%(c)(d)	16.84%

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.23%(f)	1.23%(g)	1.26%	1.28%(f)

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.23%(f)	1.23%(g)	1.26%	1.28%(f)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.23%(f)	1.23%	1.26%	1.28%(f)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.23%(f)	1.23%	1.26%	1.28%(f)

Net investment loss	(0.60%)(f)	(0.54%)	(0.58%)	(0.76%)(f)

Supplemental data

Net assets, end of period (in thousands)	$1,172	$1,061	$507	$8

Portfolio turnover	38%	66%	105%	150%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from August 3, 2009 (commencement of operations) to December 31, 2009.

(c)	During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12% and 0.02%, respectively.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class R5	2012(a)		2011		2010		2009		2008		2007
Per share data

Net asset value, beginning of period	$42.77		$46.60		$40.28		$25.08		$39.32		$34.07

Income from investment operations:

Net investment loss	(0.07)		(0.12)		(0.15)		(0.27)		(0.21)		(0.17)

Net realized and unrealized gain (loss)	2.27		(1.97)		6.45		15.38		(14.03)		5.42

Increase from payments by affiliate	—		0.01		0.01		—		—		—

Total from investment operations	2.20		(2.08)		6.31		15.11		(14.24)		5.25

Less distributions to shareholders:

Net realized gains	—		(1.75)		—		—		—		—

Total distributions to shareholders	—		(1.75)		—		—		—		—

Proceeds from regulatory settlement	0.06		—		0.01		0.09		—		—

Net asset value, end of period	$45.03		$42.77		$46.60		$40.28		$25.08		$39.32

Total return	5.28%	(b)	(4.49%	)(c)	15.69%	(b)(c)	60.60%	(b)	(36.22%	)	15.41%

Ratios to average net assets(d)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.98%	(e)	0.97%	(f)	1.00%		1.27%		1.04%		1.01%

Net expenses after fees waived or expenses reimbursed (including interest expense)(g)	0.98%	(e)	0.97%	(f)	1.00%		1.27%		1.04%		1.01%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.98%	(e)	0.97%		1.00%		1.27%		1.04%		1.01%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(g)	0.98%	(e)	0.97%		1.00%		1.27%		1.04%		1.01%

Net investment loss	(0.35%	)(e)	(0.27%	)	(0.37%	)	(0.87%	)	(0.64%	)	(0.44%	)

Supplemental data

Net assets, end of period (in thousands)	$18,085		$16,922		$18,414		$14,853		$20,164		$33,473

Portfolio turnover	38%		66%		105%		150%		133%		206%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	During the period ended May 31, 2012, and the years ended December 31, 2010 and December 31, 2009, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%, 0.02% and 0.36%, respectively.

(c)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	Annualized.

(f)	Includes interest expense which rounds to less than 0.01%.

(g)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia Seligman Communications and Information Fund

Financial Highlights (continued)

	Year Ended May 31,		Year Ended December 31,
Class Z	2012(a)		2011		2010(b)
Per share data

Net asset value, beginning of period	$42.77		$46.62		$41.62

Income from investment operations:

Net investment loss	(0.09)		(0.15)		(0.06)

Net realized and unrealized gain (loss)	2.27		(1.96)		5.05

Increase from payments by affiliate	—		0.01		0.01

Total from investment operations	2.18		(2.10)		5.00

Less distributions to shareholders:

Net realized gains	—		(1.75)		—

Total distributions to shareholders	—		(1.75)		—

Proceeds from regulatory settlement	0.06		—		—

Net asset value, end of period	$45.01		$42.77		$46.62

Total return	5.24%	(c)	(4.53%	)(d)	12.01%	(d)

Ratios to average net assets(e)

Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.09%	(f)	1.09%	(g)	1.13%	(f)

Net expenses after fees waived or expenses reimbursed (including interest expense)(h)	1.09%	(f)	1.09%	(g)(i)	1.13%	(f)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.09%	(f)	1.09%		1.13%	(f)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(h)	1.09%	(f)	1.09%	(i)	1.13%	(f)

Net investment loss	(0.45%	)(f)	(0.33%	)(i)	(0.50%	)(f)

Supplemental data

Net assets, end of period (in thousands)	$235,749		$148,571		$679

Portfolio turnover	38%		66%		105%

Notes to Financial Highlights

(a)	For the period from January 1, 2012 to May 31, 2012. During the period, the Fund’s fiscal year end was changed from December 31 to May 31.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	During the period ended May 31, 2012, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.12%.

(d)	During the years ended December 31, 2011 and 2010, the Fund received payments by an affiliate. Had the Fund not received these payments, the total returns would have been lower by 0.01% and 0.03%, respectively.

(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)	Annualized.

(g)	Includes interest expense which rounds to less than 0.01%.

(h)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia Seligman Communications and Information Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fiscal Year End Change

During the period, the Fund changed its fiscal year end from December 31 to May 31.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund's Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior

Annual Report 2012	27

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

28	Annual Report 2012

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at May 31, 2012, if any.

At May 31, 2012, the fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the period ended May 31, 2012 and the year ended December 31, 2011:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	May 31, 2012 Forward Foreign Currency Exchange Contracts ($)	December 31, 2011 Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(466,147)	(310,299)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	May 31, 2012 Forward Foreign Currency Exchange Contracts ($)	December 31, 2011 Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	—	—

The following table is a summary of the volume of derivative instruments for the period ended May 31, 2012 and the year ended December 31, 2011:

Derivative Instrument	May 31, 2012 Contracts Opened	December 31, 2011 Contracts Opened
Forward Foreign Currency Exchange Contracts	16	51

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Annual Report 2012	29

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended December 31, 2011, the annualized effective management fee rate was 0.85% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. For the period ended May 31, 2012 and the year ended December 31, 2011, the annualized effective administration fee rate was 0.05% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended May 31, 2012 and the year ended December 31, 2011, other expenses paid to this company were $6,893 and $19,266, respectively.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

30	Annual Report 2012

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3, Class R4 and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the period ended May 31, 2012 and the year ended December 31, 2011, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011
Class A	0.16%	0.17%
Class B	0.16	0.17
Class C	0.16	0.17
Class R	0.16	0.17
Class R3	0.04	0.05
Class R4	0.04	0.04
Class R5	0.04	0.04
Class Z	0.15	0.15

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $3,082,100. The liability remaining at May 31, 2012 for non-recurring charges associated with the lease amounted to $2,047,657 and is recorded as a part of payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended May 31, 2012, no minimum account balance fees were charged to accounts. For the year ended December 31, 2011, these minimum account balance fees reduced total expenses by $41,609.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $20,593,000 for Class C shares. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were

Annual Report 2012	31

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

$1,064,578 for Class A, $28,804 for Class B and $17,242 for Class C shares for the period ended May 31, 2012 and $2,436,831 for Class A, $101,920 for Class B and $41,275 for Class C shares for the year ended December 31, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2012, there was no contractual limitation.

Prior to March 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.54%
Class B	2.29
Class C	2.29
Class I	1.17
Class R	1.79
Class R3	1.72
Class R4	1.47
Class R5	1.22
Class Z	1.29

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, post-October capital losses and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$14,016,399
Accumulated net realized gain	(14,016,399)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the periods indicated was as follows:

	Period Ended May 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Ordinary income	$ —	$ —	$ —
Long-term capital gains	—	150,000,587	—
Total	$ —	$150,000,587	$ —

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$61,472,333
Undistributed accumulated long-term gain	139,333,391
Unrealized appreciation	157,982,644

At May 31, 2012, the cost of investments for federal income tax purposes was $3,745,144,748 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$453,105,567
Unrealized depreciation	(294,979,976)
Net unrealized appreciation	$158,125,591

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

32	Annual Report 2012

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,390,868,463 and $1,703,547,310, respectively, for the period ended May 31, 2012.

Note 6. Regulatory Settlements

During the period ended May 31, 2012 and the year ended December 31, 2010, the Fund received $4,675,209 and $757,126, respectively as a result of a regulatory settlement proceedings brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. These amounts represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Payments by Affiliates

During the year ended December 31, 2011, the Investment Manager reimbursed the Fund $468,984 for a loss on a trading error.

Note 8. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the period ended May 31, 2012 and the year ended December 31, 2011, is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $333,658,422 were on loan, secured by cash collateral of $348,981,581 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 9. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 13.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility

Annual Report 2012	33

Columbia Seligman Communications and Information Fund

Notes to Financial Statements (continued)

May 31, 2012

agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended May 31, 2012. For the year ended December 31, 2011, the average daily loan balance outstanding on days when borrowing existed was $7,875,000 at a weighted average interest rate of 1.45%.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

34	Annual Report 2012

Columbia Seligman Communications and Information Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia Seligman Communication & Information Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Communication & Information Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statements of operations for the period ended May 31, 2012 and for the year end December 31, 2011, the statements of changes in net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Seligman Communication & Information Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the period ended May 31, 2012 and for the year end December 31, 2011, the changes in its net assets for the period ended May 31, 2012 and for each of the two years in the period ended December 31, 2011, and the financial highlights for the period ended May 31, 2012 and for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	35

Columbia U.S. Government Mortgage Fund

Portfolio of Investments

May 31, 2012

(Percentages represent value of investments compared to net assets)

Residential Mortgage-Backed Securities — Agency(a) 105.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(b)(c)(d) CMO IO Series 3913 Class SW 09/15/40	6.361%	13,625,526	2,486,281

CMO IO Series 2008-36 Class YI 07/25/36	6.961%	13,024,895	2,176,508

CMO IO Series 2136 Class S 03/15/29	7.411%	1,971,454	320,727

CMO IO Series 2471 Class SI 03/15/32	7.711%	123,564	27,389

CMO IO Series 2936 Class AS 02/15/35	5.861%	5,178,059	857,204

CMO IO Series 2950 Class SM 03/15/35	6.461%	2,971,068	340,684

CMO IO Series 2957 Class SW 04/15/35	5.761%	7,413,926	1,233,796

CMO IO Series 3122 Class IS 03/15/36	6.461%	15,729,130	2,599,926

CMO IO Series 3280 Class SI 02/15/37	6.201%	8,199,647	1,257,130

CMO IO Series 3453 Class W 12/15/32	7.158%	17,683,470	3,611,067

CMO IO Series 3550 Class EI 07/15/39	6.161%	26,002,271	4,694,133

CMO IO Series 3588 Class WI 10/15/12	6.054%	6,835,808	91,494

CMO IO Series 3600 Class DI 01/15/13	1.718%	4,368,847	33,232

CMO IO Series 3630 Class AI 03/15/17	1.931%	1,493,173	58,324

CMO IO Series 3708 Class SA 05/15/40	6.211%	7,803,735	1,011,221

CMO IO Series 3761 Class KS 06/15/40	5.761%	5,160,518	851,482

CMO IO Series 3922 Class SH 09/15/41	5.661%	37,631,433	7,769,943

CMO IO Series 3960 Class SL 11/15/41	6.261%	9,720,653	2,201,031

CMO IO Series 3962 Class NS 11/15/41	5.761%	34,199,777	7,198,643

CMO IO Series 3966 Class SA 12/15/41	5.661%	38,449,803	8,539,770

CMO IO Series 3984 Class QS 12/15/39	6.361%	22,015,780	4,545,642

CMO IO Series 3996 Class ES 02/15/42	6.211%	39,693,763	9,279,834

CMO IO Series 3998 Class GS 05/15/36	6.311%	6,247,241	1,162,107

Residential Mortgage-Backed Securities — Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Federal Home Loan Mortgage Corp.(c) 01/01/42 - 03/01/42	3.500%	41,290,528	43,533,087
03/01/41 - 10/01/41	4.000%	21,149,967	22,610,766
05/01/40 - 07/01/41	4.500%	31,669,753	34,169,488
11/01/17 - 09/01/41	5.000%	43,690,702	47,562,963
01/01/30 - 08/01/38	5.500%	55,820,966	60,778,730
04/01/33 - 03/01/38	6.000%	54,549,271	60,231,327
12/01/16 - 08/01/34	6.500%	2,035,413	2,294,799
04/01/17 - 08/01/29	7.000%	180,790	197,611
06/01/15	7.500%	156,977	166,391
10/01/17 - 06/01/31	8.000%	272,537	329,046
01/01/20	10.500%	18,023	18,116

Federal Home Loan Mortgage Corp.(c)(d) CMO IO Series 2639 Class UI 03/15/22	5.000%	265,722	10,320

CMO IO Series 3759 Class LI 11/15/34	4.000%	13,360,200	968,789

CMO IO Series 3786 Class PI 12/15/37	4.500%	12,482,471	1,676,593

CMO IO Series 3800 Class HI 01/15/40	4.500%	10,936,267	1,631,533

CMO IO Series 3807 Class NI 11/15/35	4.500%	37,112,150	5,138,626

CMO IO Series 3907 Class AI 05/15/40	5.000%	30,726,507	5,779,038

Federal Home Loan Mortgage Corp.(c)(e) 06/01/27	2.500%	49,250,000	50,658,245
06/01/27	3.000%	50,550,000	52,801,052
06/01/42	3.500%	25,000,000	26,183,595
06/01/42	4.000%	10,000,000	10,607,812

Federal National Mortgage Association(b)(c)(d) CMO IO Series 2002-60 Class SA 02/25/31	8.011%	3,873,943	711,003

CMO IO Series 2003-32 Class VS 01/25/33	7.361%	5,011,904	451,130

CMO IO Series 2004-46 Class SI 05/25/34	5.761%	10,466,543	1,513,678

CMO IO Series 2004-54 Class SW 06/25/33	5.761%	8,092,511	804,554

CMO IO Series 2005-57 Class NI 07/25/35	6.461%	5,276,905	963,469

CMO IO Series 2005-7 Class SC 02/25/35	6.461%	12,138,483	1,404,029

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	7

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Residential Mortgage-Backed Securities — Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 2005-99 Class AI 12/25/35	6.411%	31,924,886	5,164,939

CMO IO Series 2006-5 Class N2 02/25/35	2.135%	176,281,147	9,501,360

CMO IO Series 2006-60 Class UI 07/25/36	6.911%	6,262,323	1,114,663

CMO IO Series 2007-102 Class ST 11/25/37	6.201%	6,694,883	1,293,362

CMO IO Series 2007-5 Class SC 02/25/37	5.871%	3,713,787	605,729

CMO IO Series 2008-7 Class SA 02/25/38	7.311%	4,082,721	647,864

CMO IO Series 2010-3 Class DI 04/25/34	1.747%	34,604,101	1,835,668

CMO IO Series 2011-51 Class CI 06/25/41	5.761%	27,248,646	5,781,160

Federal National Mortgage Association(c)
02/01/27 - 04/01/27	3.000%	47,433,523	49,939,713
10/01/14	3.380%	2,410,453	2,520,123
03/01/42	3.500%	22,547,180	23,765,901
07/01/19 - 04/01/42	4.000%	167,346,207	179,108,254
06/01/25 - 09/01/41	4.500%	231,030,839	251,363,209
11/01/17 - 09/01/41	5.000%	186,808,826	204,563,048
03/01/23 - 04/01/41	5.500%	87,615,004	96,784,157
03/01/17 - 09/01/38	6.000%	24,801,122	27,636,889
08/01/16 - 10/01/37	6.500%	24,952,092	28,291,788
10/01/12 - 01/01/33	7.000%	4,713,084	5,551,855
01/01/17 - 09/01/28	7.500%	440,233	523,953
03/01/13 - 04/01/25	8.000%	270,017	310,950
11/01/37	8.500%	63,057	72,939
10/01/31	9.500%	94,744	103,364

Federal National Mortgage Association(c)(d) CMO IO Series 2003-119 Class GI 12/25/33	4.500%	351,531	50,893

CMO IO Series 2003-63 Class IP 07/25/33	6.000%	856,062	144,692

CMO IO Series 2003-71 Class IM 12/25/31	5.500%	175,965	14,813

CMO IO Series 2004-84 Class GI 12/25/22	5.000%	20,475	624

CMO IO Series 2005-70 Class YJ 08/25/35	5.500%	54,883	126

Residential Mortgage-Backed Securities — Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 2009-7 Class LI 02/25/39	7.000%	9,517,322	1,966,296

CMO IO Series 2011-142 Class CI 07/25/41	5.500%	43,220,471	6,120,507

Federal National Mortgage Association(c)(e) 05/01/27 - 07/01/27	2.500%	277,779,365	285,696,168
07/01/27	3.000%	100,000,000	104,453,125
06/01/42	3.500%	34,000,000	35,684,061
08/01/37	5.500%	30,347,527	33,351,300
06/01/42	6.500%	9,000,000	10,126,406

Federal National Mortgage Association(c)(f) 01/01/33	5.500%	185,062	203,495
06/01/29	6.000%	1,459,862	1,636,520
05/01/32	6.500%	51,763	59,247

Government National Mortgage Association(b)(c)(d) CMO IO Series 2003-112 Class TS 10/20/32	6.710%	7,000,000	651,218

CMO IO Series 2002-66 Class SA 12/16/25	7.411%	6,472,794	1,199,070

CMO IO Series 2004-32 Class HS 05/16/34	6.361%	5,092,149	1,085,497

CMO IO Series 2012-41 Class SA 03/20/42	6.360%	16,395,594	4,648,071

CMO IO Series 2012-48 Class SA 04/16/42	6.411%	26,820,619	6,312,203

Government National Mortgage Association(c) 09/15/33 - 05/15/40	5.000%	16,675,645	18,506,247
12/15/32	6.000%	187,432	213,965
12/15/31 - 02/15/32	6.500%	635,137	744,003
02/15/30 - 03/15/30	7.000%	158,390	190,623
11/15/14	8.000%	2,197	2,232

Government National Mortgage Association(c)(d) CMO IO Series 2007-17 Class CI 04/16/37	7.500%	2,066,201	576,193

CMO IO Series 2010-116 Class IL 06/20/38	4.500%	9,859,836	1,179,585

CMO IO Series 2010-133 Class QI 09/16/34	4.000%	29,115,920	2,645,880

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Residential Mortgage-Backed Securities — Agency(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO IO Series 2010-152 Class KI 07/20/36	4.000%	21,910,510	2,240,126

CMO IO Series 2010-165 Class IL 08/20/36	4.000%	10,632,964	1,111,411

CMO IO Series 2010-167 Class GI 02/20/38	4.000%	8,369,603	1,094,784

Government National Mortgage Association(c)(e) 06/01/42	4.000%	8,000,000	8,742,500

Vendee Mortgage Trust(b)(c)(d) CMO IO Series 1998-1 Class 2IO 03/15/28	0.412%	3,523,975	33,579

CMO IO Series 1998-3 Class IO 03/15/29	0.263%	4,268,961	20,945

Total Residential Mortgage-Backed Securities — Agency (Cost: $1,879,795,821)			1,922,730,651

Residential Mortgage-Backed Securities — Non-Agency 16.5%
American General Mortgage Loan Trust(b)(c)(g) CMO Series 2010-1A Class A1 03/25/58	5.150%	13,574,674	13,742,269

CMO Series 2010-1A Class A3 03/25/58	5.650%	12,000,000	12,578,616

CMO Series 2010-1A Class A4 03/25/58	5.650%	8,000,000	8,233,192

BCAP LLC Trust CMO Series 2010-RR6 Class 6A1(b)(c)(g) 07/26/37	4.000%	657,532	658,238

BNPP Mortgage Securities LLC CMO Series 2009-1 Class A1(c)(g) 08/27/37	6.000%	3,986,164	4,181,766

Banc of America Funding Corp. CMO Series 2005-1 Class 1A7(c) 02/25/35	5.500%	463,447	464,691

Castle Peak Loan Trust(b)(c)(g) CMO Series 2011-1 Class 22A2 05/25/52	11.125%	4,182,000	4,163,599

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2012-1A Class A2 05/25/52	9.988%	17,200,000	17,200,000

Castle Peak Loan Trust(c)(g) CMO Series 2010-NPL1 Class B 12/25/50	8.000%	17,361,066	17,339,365

CMO Series 2012-1A Class A1 05/25/52	5.000%	21,498,017	21,498,017

Cendant Mortgage Corp. CMO Series 2003-9 Class 2A1(b)(c) 11/25/18	4.816%	1,459,036	1,487,274

Chase Mortgage Finance Corp. CMO Series 2003-S13 Class A9(c) 11/25/33	6.000%	4,428,435	4,559,676

Chaseflex Trust CMO Series 2006-1 Class A2B(b)(c) 06/25/36	0.389%	11,802,902	10,776,852

Citicorp Mortgage Securities, Inc. CMO Series 2005-8 Class 1A3(c) 11/25/35	5.500%	7,044,590	7,024,577

Citigroup Mortgage Loan Trust, Inc.(b)(c)(g) CMO Series 2009-7 Class 4A2 09/25/35	2.613%	5,600,980	3,583,416

CMO Series 2009-10 Class 1A2 09/25/33	2.456%	1,191,958	662,049

CMO Series 2009-11 Class 1A2 02/25/37	2.926%	710,201	403,134

CMO Series 2009-3 Class 4A3 10/25/33	2.440%	1,445,000	893,514

CMO Series 2009-9 Class 1A3 04/25/34	4.939%	2,489,441	1,645,990

CMO Series 2010-7 Class 3A4 12/25/35	7.002%	3,000,000	3,163,754

Citigroup Mortgage Loan Trust, Inc.(c)(g)

CMO Series 2009-12 Class 1A2 11/25/35	5.750%	1,642,355	1,530,033

CMO Series 2009-2 Class 4A2 03/25/36	5.500%	5,276,022	5,026,236

CMO Series 2009-4 Class 10A2 02/25/36	5.500%	2,019,061	1,886,392

CMO Series 2010-6 Class 1A1 05/25/35	4.750%	2,118,928	2,135,350

Countrywide Asset-Backed Certificates CMO Series 2005-IM1 Class A2(b)(c) 11/25/35	0.519%	9,382,698	9,201,021

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	9

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Countrywide Home Loan Mortgage Pass-Through Trust(c) CMO Series 2002-31 Class A1 01/25/33	5.750%	2,278,275	2,380,522

CMO Series 2005-24 Class A35 11/25/35	5.500%	1,006,505	1,000,745

Credit Suisse First Boston Mortgage Securities Corp. CMO Series 2005-11 Class 8A9(c) 12/25/35	5.250%	16,489,982	16,443,084

Credit Suisse Mortgage Capital Certificates(b)(c)(g) CMO Series 2009-12R Class 30A1 12/27/36	6.986%	46,686	46,891

CMO Series 2009-2R Class 1A16 09/26/34	2.699%	20,000,000	14,573,632

CMO Series 2010-1R Class 37A1 02/27/37	5.000%	469,524	469,847

Credit Suisse Mortgage Capital Certificates(c)(g) CMO Series 2009-12R Class 14A1 11/27/35	5.500%	629,067	642,121

CMO Series 2010-1R Class 47A1 04/27/37	5.000%	209,988	209,947

Deutsche Mortgage Securities, Inc. CMO Series 2003-1 Class 1A7(c) 04/25/33	5.500%	1,259,982	1,294,120

FDIC Trust CMO Series 2011-N1 Class A1(c)(g) 12/25/16	4.500%	385,896	386,808

Federal National Mortgage Association(c)(e) 06/01/42	4.000%	50,000,000	53,785,000

First Horizon Asset Securities, Inc. CMO Series 2005-8 Class 1A7(c) 03/25/18	5.750%	741,016	739,804

GSAA Trust Series 2005-9 Class 2A2(b)(c) 08/25/35	0.489%	2,126,663	2,119,643

JPMorgan Reremic(b)(c)(g) CMO Series 2009-13 Class 2A2 09/26/35	2.613%	2,843,299	1,289,285

CMO Series 2009-3 Class 1A2 02/26/35	2.611%	1,449,242	754,796

Jefferies & Co., Inc.(b)(c)(g) CMO Series 2009-R6 Class 4A2 04/26/35	4.844%	5,125,699	3,706,229

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Jefferies & Co., Inc.(c)(g) CMO Series 2010-R4 Class 2A2 10/26/35	5.500%	3,351,084	3,450,724

Morgan Stanley Reremic Trust CMO Series 2010-R1 Class 1B(b)(c)(g) 07/26/35	2.850%	10,700,000	8,560,000

PennyMac Loan Trust Series 2011-NPL1 Class A(b)(c)(g) 09/25/51	5.250%	8,835,538	8,850,408

Prime Mortgage Trust(b)(c) CMO Series 2004-CL1 Class 3A1 02/25/34	6.817%	4,387,616	4,759,287

Prime Mortgage Trust(c)(g) CMO Series 2005-1 Class 2A1 09/25/34	5.000%	140,047	140,158

RBSSP Resecuritization Trust(b)(c)(g) CMO Series 2009-12 Class 9A1 03/25/36	5.536%	4,523,261	4,051,417

RBSSP Resecuritization Trust(c)(g) CMO Series 2009-1 Class 4A1 10/26/35	5.500%	843,143	846,557

Vericrest Opportunity Loan Transferee CMO Series 2011-NL2A Class A1(b)(c)(g) 06/25/51	5.682%	974,204	976,134

Wells Fargo Mortgage Backed Securities Trust CMO Series 2005-12 Class 1A3(c) 11/25/35	5.500%	7,764,200	7,780,210

Wells Fargo Mortgage-Backed Securities Trust(b)(c) CMO Series 2004-Q Class 1A2 09/25/34	2.618%	2,584,638	2,578,226

CMO Series 2004L Class A7 07/25/34	4.770%	80,000	79,848

CMO Series 2005-AR16 Class 4A6 10/25/35	2.671%	22,012	21,950

Wells Fargo Mortgage-Backed Securities Trust(c) CMO Series 2005-14 Class 2A1 12/25/35	5.500%	290,286	284,487

CMO Series 2005-18 Class 2A6 01/25/36	5.500%	3,881,270	3,911,711

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Residential Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

CMO Series 2007-12 Class A9 09/25/37	5.500%	143,290	143,120

Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $281,514,340)			300,315,732

Commercial Mortgage-Backed Securities — Agency 1.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates CMO Series K001 Class A2(b)(c) 04/25/16	5.651%	1,058,092	1,182,029

Federal National Mortgage Association(c) 10/01/19	4.430%	4,839,599	5,489,320
10/01/19	4.420%	4,267,248	4,837,657
01/01/20	4.570%	1,090,547	1,245,902
01/01/20	4.600%	1,793,402	2,051,265
05/01/24	5.030%	3,501,386	4,092,708

CMO Series 2010-M4 Class A1 06/25/20	2.520%	2,146,352	2,233,179

Total Commercial Mortgage-Backed Securities — Agency (Cost: $18,683,900)			21,132,060

Commercial Mortgage-Backed Securities — Non-Agency 1.2%
Commercial Mortgage Pass-Through Certificates Series 2011-STRT Class A(c)(g) 12/10/24	2.555%	5,000,000	5,017,840

Merrill Lynch Mortgage Investors, Inc. CMO IO Series 1998-C3 Class IO(b)(c)(d) 12/15/30	0.401%	1,886,729	18,341

Morgan Stanley Capital I, Inc. Series 2003-IQ6 Class A4(c) 12/15/41	4.970%	2,660,000	2,780,713

S2 Hospitality LLC Series 2012-LV1 Class A(c)(e) 09/10/13	4.500%	15,000,000	15,000,000

Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $22,641,860)			22,816,894

Asset-Backed Securities — Non-Agency 2.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Aames Mortgage Investment Trust Series 2005-3 Class A2(b)(g) 08/25/35	0.499%	9,463,058	9,102,269

Bear Stearns Asset-Backed Securities Trust Series 2006-HE9 Class 1A1(b) 11/25/36	0.289%	29,565	29,416

Carrington Mortgage Loan Trust Series 2006-RFC1 Class A2(b) 05/25/36	0.339%	201,927	197,955

Castle Peak Loan Trust CMO Series 2011-1 Class 1A(g) 06/25/49	7.125%	9,628,431	9,646,484

Citigroup Mortgage Loan Trust, Inc.(b) Series 2006-WFH4 Class A2 11/25/36	0.339%	45,219	45,094

Citigroup Mortgage Loan Trust, Inc.(b)(g) CMO Series 2009-6 Class 13A1 01/25/37	0.319%	35,308	35,242

Deutsche Mortgage Securities, Inc. CMO Series 2009-RS2 Class 4A1(b)(g) 04/26/37	0.369%	820,309	806,952

HSBC Home Equity Loan Trust(b) Series 2006-2 Class M2 03/20/36	0.530%	11,724,260	10,105,492

Series 2007-2 Class M1 07/20/36	0.550%	3,805,000	2,621,965

Series 2007-3 Class M1 11/20/36	2.490%	13,800,000	9,011,924

Home Equity Asset Trust Series 2005-5 Class 1A2(b) 11/25/35	0.519%	1,020,845	1,012,343

Mastr Asset-Backed Securities Trust Series 2005-FRE1 Class A4(b) 10/25/35	0.489%	209,133	196,007

Morgan Stanley ABS Capital I Series 2005-HE3 Class M1(b) 07/25/35	0.729%	125,634	125,400

Renaissance Home Equity Loan Trust Series 2005-2 Class AF3(b) 08/25/35	4.499%	640,180	612,975

Total Asset-Backed Securities — Non-Agency (Cost: $43,911,628)			43,549,518

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	11

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Options Purchased Puts 0.5%
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

Put - OTC 2-Year Interest Rate Swap(h)	1	2.50	01/26/2015	388,170

Put - OTC 2-Year Interest Rate Swap(h)	1	2.10	11/28/2014	401,773

Put - OTC 3-Year Interest Rate Swap(h)	1	2.25	03/06/2015	1,363,800

Put - OTC 5-Year Interest Rate Swap(h)	1	3.00	05/17/2017	2,798,490

Options Purchased Puts (continued)
Issuer	Contracts	Exercise Price	Expiration Date	Value ($)

Put - OTC 5-Year Interest Rate Swap(h)	1	2.75	05/31/2017	4,890,000

Total Options Purchased Puts (Cost: $12,589,950)				9,842,233

Money Market Funds 6.4%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(i)(j)	116,505,539	116,505,539

Total Money Market Funds (Cost: $116,505,539)		116,505,539

Total Investments (Cost: $2,375,643,038)		2,436,892,627

Other Assets & Liabilities, Net		(616,082,440)

Net Assets		1,820,810,187

Investments in Derivatives

Futures Contracts Outstanding at May 31, 2012

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
U.S. Treasury Note, 2-year	(132)	(29,093,625)	Sept. 2012	—	(22,885)

U.S. Treasury Note, 5-year	(943)	(117,108,813)	Sept. 2012	—	(399,238)

U.S. Treasury Note, 10-year	(1,089)	(145,857,938)	Sept. 2012	—	(798,954)

Total				—	(1,221,077)

Notes to Portfolio of Investments

(a)	Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2012:

Security Description	Principal Amount ($)	Settlement Date	Proceeds Receivable ($)	Value ($)
Federal National Mortgage Association

06/01/42 4.000%	39,000,000	06/13/12	41,291,250	41,516,717

06/01/42 4.500%	47,000,000	06/13/12	50,400,156	50,414,841

06/01/42 5.000%	72,500,000	06/13/12	78,753,127	78,526,562

06/01/42 5.500%	55,000,000	06/13/12	60,117,188	59,967,188

06/01/42 6.000%	9,500,000	06/13/12	10,476,719	10,450,000

07/01/42 4.500%	15,000,000	07/17/12	16,059,375	16,057,032

Total				256,932,340

(b)	Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

(c)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)	Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Notes to Portfolio of Investments (continued)

(f)	At May 31, 2012, investments in securities included securities valued at $2,294,090 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $194,088,671 or 10.66% of net assets.

(h)	Purchased swaptions outstanding at May 31, 2012:

Purchased Swaption Contracts Outstanding at May 31, 2012

Description	Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount ($)	Premium Paid ($)	Market Value ($)
Put - OTC 2-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.500	Jan. 2017	100,000,000	657,500	388,170

Put - OTC 2-Year Interest Rate Swap	Barclays	3-Month USD LIBOR	Receive	2.100	Nov. 2016	92,000,000	1,205,200	401,773

Put - OTC 3-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.250	March 2015	150,000,000	2,321,250	1,363,800

Put - OTC 5-Year Interest Rate Swap	Morgan Stanley	3-Month USD LIBOR	Receive	3.000	May 2017	100,000,000	3,516,000	2,798,490

Put - OTC 5-Year Interest Rate Swap	JPMorgan	3-Month USD LIBOR	Receive	2.750	May 2017	150,000,000	4,890,000	4,890,000

Total							12,589,950	9,842,233

(i)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(j)	Investments in affiliates during the year ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	63,225,709	1,190,408,472	(1,137,128,642)	—	116,505,539	113,856	116,505,539

Abbreviation Legend

CMO	Collateralized Mortgage Obligation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	13

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices In Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Residential Mortgage-Backed Securities — Agency	—	1,922,730,651	—	1,922,730,651

Residential Mortgage-Backed Securities — Non-Agency	—	182,746,335	117,569,397	300,315,732

Commercial Mortgage-Backed Securities — Agency	—	21,132,060	—	21,132,060

Commercial Mortgage-Backed Securities — Non-Agency	—	22,816,894	—	22,816,894

Asset-Backed Securities — Non-Agency	—	33,903,034	9,646,484	43,549,518

Total Bonds	—	2,183,328,974	127,215,881	2,310,544,855

Other

Options Purchased Puts	—	9,842,233	—	9,842,233

Money Market Funds	116,505,539	—	—	116,505,539

Total Other	116,505,539	9,842,233	—	126,347,772

Investments in Securities	116,505,539	2,193,171,207	127,215,881	2,436,892,627

Forward Sale Commitments Liability	—	(256,932,340)	—	(256,932,340)

Derivatives

Liabilities

Futures Contracts	(1,221,077)	—	—	(1,221,077)

Total	115,284,462	1,936,238,867	127,215,881	2,178,739,210

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Residential and Asset Backed Securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Portfolio of Investments (continued)

May 31, 2012

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Residential Mortgage-Backed Securities — Agency ($)	Residential Mortgage-Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Total ($)
Balance as of May 31, 2011	3,186,161	6,350,585	—	9,536,746

Accrued discounts/premiums	—	33,716	(5,794)	27,922

Realized gain (loss)	—	—	—	—

Change in unrealized appreciation (depreciation)(a)	—	886,247	42	886,289

Sales	—	(501,983)	(3,067,728)	(3,569,711)

Purchases	—	114,238,907	12,719,964	126,958,871

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	(3,186,161)	(3,438,075)	—	(6,624,236)

Balance as of May 31, 2012	—	117,569,397	9,646,484	127,215,881

(a)	Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2012 was $886,289, which is comprised of Residential Mortgage-Backed Non-Agency Securities of $886,247 and Asset-Backed Non-Agency Securities of $42.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management’s determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	15

Columbia U.S. Government Mortgage Fund

Statement of Assets and Liabilities

May 31, 2012

Assets

Investments, at value

Unaffiliated issuers (identified cost $2,259,137,499)	$2,320,387,088

Affiliated issuers (identified cost $116,505,539)	116,505,539

Total investments (identified cost $2,375,643,038)	2,436,892,627

Cash	128,797

Receivable for:

Investments sold	955,433,949

Capital shares sold	7,018,249

Dividends	11,546

Interest	8,160,330

Expense reimbursement due from Investment Manager	15,972

Trustees’ deferred compensation plan	104,340

Total assets	3,407,765,810

Liabilities

Forward sales commitments, at value (proceeds receivable $257,097,815)	256,932,340

Payable for:

Investments purchased	638,166,421

Investments purchased on a delayed delivery basis	685,495,343

Capital shares purchased	1,804,404

Dividend distributions to shareholders	3,885,495

Variation margin on futures contracts	269,729

Investment management fees	20,954

Distribution fees	5,314

Transfer agent fees	117,262

Administration fees	3,159

Plan administration fees	19

Compensation of board members	53,373

Other expenses	97,470

Trustees’ deferred compensation plan	104,340

Total liabilities	1,586,955,623

Net assets applicable to outstanding capital stock	$1,820,810,187

Represented by

Paid-in capital	$1,760,306,996

Excess of distributions over net investment income	(110,300)

Accumulated net realized gain	419,504

Unrealized appreciation (depreciation) on:

Investments	61,415,064

Futures contracts	(1,221,077)

Total — representing net assets applicable to outstanding capital stock	$1,820,810,187

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Statement of Assets and Liabilities (continued)

May 31, 2012

Class A

Net assets	$616,111,921

Shares outstanding	109,391,381

Net asset value per share	$5.63

Maximum offering price per share(a)	$5.91

Class B

Net assets	$8,495,299

Shares outstanding	1,507,447

Net asset value per share	$5.64

Class C

Net assets	$32,690,901

Shares outstanding	5,796,041

Net asset value per share	$5.64

Class I

Net assets	$739,181,440

Shares outstanding	131,332,067

Net asset value per share	$5.63

Class R4

Net assets	$80,001

Shares outstanding	14,224

Net asset value per share	$5.62

Class Z

Net assets	$424,250,625

Shares outstanding	75,376,594

Net asset value per share	$5.63

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	17

Columbia U.S. Government Mortgage Fund

Statement of Operations

Year Ended May 31, 2012

Net investment income

Income:

Interest	$46,228,689

Dividends from affiliates	113,856

Total income	46,342,545

Expenses:

Investment management fees	5,437,912

Distribution fees

Class A	1,400,959

Class B	102,783

Class C	208,078

Transfer agent fees

Class A	822,270

Class B	15,661

Class C	31,396

Class R4	35

Class Z	235,445

Administration fees	836,349

Plan administration fees

Class R4	176

Compensation of board members	31,869

Custodian fees	48,407

Printing and postage fees	79,393

Registration fees	127,349

Professional fees	46,981

Other	39,641

Total expenses	9,464,704

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(534,787)

Expense reductions	(11,591)

Total net expenses	8,918,326

Net investment income	37,424,219

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	30,006,013

Futures contracts	(5,066,278)

Options contracts written	(1,813,457)

Net realized gain	23,126,278

Net change in unrealized appreciation (depreciation) on:

Investments	23,702,121

Futures contracts	(1,372,985)

Net change in unrealized appreciation	22,329,136

Net realized and unrealized gain	45,455,414

Net increase in net assets resulting from operations	$82,879,633

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Statement of Changes in Net Assets

	Year Ended May 31, 2012	Year Ended May 31, 2011(a)
Operations

Net investment income	$37,424,219	$11,127,430

Net realized gain	23,126,278	6,067,043

Net change in unrealized appreciation	22,329,136	23,613,373

Net increase in net assets resulting from operations	82,879,633	40,807,846

Distributions to shareholders

Net investment income

Class A	(16,294,951)	(5,321,585)

Class B	(223,355)	(402,849)

Class C	(435,390)	(220,024)

Class I	(16,827,422)	(6,477,051)

Class R4	(2,069)	(3,886)

Class Z	(4,679,196)	(261,967)

Net realized gains

Class A	(1,964,435)	—

Class B	(33,269)	—

Class C	(67,446)	—

Class I	(2,083,667)	—

Class R4	(228)	—

Class Z	(331,605)	—

Total distributions to shareholders	(42,943,033)	(12,687,362)

Increase in net assets from share transactions	957,550,011	559,412,339

Proceeds from regulatory settlements (Note 6)	3,313	—

Total increase in net assets	997,489,924	587,532,823

Net assets at beginning of year	823,320,263	235,787,440

Net assets at end of year	$1,820,810,187	$823,320,263

Excess of distributions over net investment income	$(110,300)	$(568,824)

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	19

Columbia U.S. Government Mortgage Fund

Statement of Changes in Net Assets (continued)

	Year Ended May 31, 2012		Year Ended May 31, 2011(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	30,269,740	168,080,491	5,449,464	28,585,257

Fund merger	—	—	81,559,951	434,872,621

Distributions reinvested	2,538,680	14,060,609	794,279	4,231,871

Redemptions	(18,490,339)	(102,497,316)	(8,319,319)	(44,244,786)

Net increase	14,318,081	79,643,784	79,484,375	423,444,963

Class B shares

Subscriptions	199,356	1,103,519	228,440	1,200,683

Fund merger	—	—	1,368,937	7,295,597

Distributions reinvested	33,422	184,976	69,737	367,770

Redemptions(b)	(1,656,556)	(9,125,597)	(2,151,896)	(11,355,816)

Net decrease	(1,423,778)	(7,837,102)	(484,782)	(2,491,766)

Class C shares

Subscriptions	4,150,487	23,087,053	394,779	2,086,477

Fund merger	—	—	1,631,888	8,713,506

Distributions reinvested	62,795	348,680	34,531	182,868

Redemptions	(1,096,568)	(6,091,092)	(393,185)	(2,093,977)

Net increase	3,116,714	17,344,641	1,668,013	8,888,874

Class I shares

Subscriptions	105,638,513	584,045,253	15,660,087	83,637,095

Distributions reinvested	3,410,662	18,910,701	1,249,287	6,605,672

Redemptions	(18,225,449)	(100,965,895)	(2,124,616)	(11,273,043)

Net increase	90,823,726	501,990,059	14,784,758	78,969,724

Class R4 shares

Subscriptions	4,774	26,433	3,256	17,057

Distributions reinvested	355	1,965	650	3,427

Redemptions	(4,021)	(22,199)	(7,326)	(39,171)

Net increase (decrease)	1,108	6,199	(3,420)	(18,687)

Class Z shares

Subscriptions	72,229,162	401,777,835	474,866	2,545,179

Fund merger	—	—	9,743,301	51,924,502

Distributions reinvested	156,771	872,881	13,287	72,099

Redemptions	(6,517,985)	(36,248,286)	(722,808)	(3,922,549)

Net increase	65,867,948	366,402,430	9,508,646	50,619,231

Total net increase	172,703,799	957,550,011	104,957,590	559,412,339

(a)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year Ended May 31,
Class A	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.46		$5.16		$4.77		$4.99		$5.00

Income from investment operations:

Net investment income	0.16		0.17		0.25		0.21		0.23

Net realized and unrealized gain (loss)	0.19		0.34		0.37		(0.18)		(0.02)

Total from investment operations	0.35		0.51		0.62		0.03		0.21

Less distributions to shareholders:

Net investment income	(0.16)		(0.21)		(0.23)		(0.21)		(0.22)

Net realized gains	(0.02)		—		—		(0.04)		—

Total distributions to shareholders	(0.18)		(0.21)		(0.23)		(0.25)		(0.22)

Proceeds from regulatory settlements	0.00(a)		—		—		—		—

Net asset value, end of period	$5.63		$5.46		$5.16		$4.77		$4.99

Total return	6.55%		10.10%		13.32%		0.79%		4.31%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.92%		0.98%		1.09%		1.08%		1.09%

Net expenses after fees waived or expenses reimbursed(c)	0.85%	(d)	0.87%		0.89%		0.89%		0.89%

Net investment income	2.83%	(d)	3.16%		4.98%		4.51%		4.56%

Supplemental data

Net assets, end of period (in thousands)	$616,112		$519,454		$80,371		$78,940		$95,365

Portfolio turnover	545%	(e)	465%	(e)	519%	(e)	431%	(e)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	21

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class B	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.47		$5.16		$4.77		$4.99		$5.00

Income from investment operations:

Net investment income	0.12		0.13		0.21		0.18		0.19

Net realized and unrealized gain (loss)	0.19		0.35		0.37		(0.18)		(0.01)

Total from investment operations	0.31		0.48		0.58		—		0.18

Less distributions to shareholders:

Net investment income	(0.12)		(0.17)		(0.19)		(0.18)		(0.19)

Net realized gains	(0.02)		—		—		(0.04)		—

Total distributions to shareholders	(0.14)		(0.17)		(0.19)		(0.22)		(0.19)

Proceeds from regulatory settlements	0.00(a)		—		—		—		—

Net asset value, end of period	$5.64		$5.47		$5.16		$4.77		$4.99

Total return	5.73%		9.45%		12.46%		0.03%		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.68%		1.81%		1.85%		1.84%		1.86%

Net expenses after fees waived or expenses reimbursed(c)	1.60%	(d)	1.65%		1.65%		1.65%		1.65%

Net investment income	2.09%	(d)	2.43%		4.18%		3.75%		3.79%

Supplemental data

Net assets, end of period (in thousands)	$8,495		$16,024		$17,619		$24,177		$33,666

Portfolio turnover	545%	(e)	465%	(e)	519%	(e)	431%	(e)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class C	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.47		$5.16		$4.77		$4.99		$5.00

Income from investment operations:

Net investment income	0.11		0.14		0.21		0.18		0.19

Net realized and unrealized gain (loss)	0.20		0.34		0.37		(0.18)		(0.01)

Total from investment operations	0.31		0.48		0.58		—		0.18

Less distributions to shareholders:

Net investment income	(0.12)		(0.17)		(0.19)		(0.18)		(0.19)

Net realized gains	(0.02)		—		—		(0.04)		—

Total distributions to shareholders	(0.14)		(0.17)		(0.19)		(0.22)		(0.19)

Proceeds from regulatory settlements	0.00(a)		—		—		—		—

Net asset value, end of period	$5.64		$5.47		$5.16		$4.77		$4.99

Total return	5.73%		9.46%		12.47%		0.03%		3.53%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.67%		1.79%		1.85%		1.83%		1.85%

Net expenses after fees waived or expenses reimbursed(c)	1.60%	(d)	1.64%		1.65%		1.65%		1.65%

Net investment income	2.03%	(d)	2.55%		4.27%		3.76%		3.80%

Supplemental data

Net assets, end of period (in thousands)	$32,691		$14,661		$5,217		$4,090		$4,186

Portfolio turnover	545%	(e)	465%	(e)	519%	(e)	431%	(e)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

(e)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	23

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class I	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.46		$5.15		$4.77		$4.99		$5.00

Income from investment operations:

Net investment income	0.17		0.20		0.26		0.23		0.25

Net realized and unrealized gain (loss)	0.20		0.35		0.37		(0.18)		(0.02)

Total from investment operations	0.37		0.55		0.63		0.05		0.23

Less distributions to shareholders:

Net investment income	(0.18)		(0.24)		(0.25)		(0.23)		(0.24)

Net realized gains	(0.02)		—		—		(0.04)		—

Total distributions to shareholders	(0.20)		(0.24)		(0.25)		(0.27)		(0.24)

Proceeds from regulatory settlements	0.00(a)		—		—		—		—

Net asset value, end of period	$5.63		$5.46		$5.15		$4.77		$4.99

Total return	6.90%		10.76%		13.58%		1.21%		4.74%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.52%		0.62%		0.62%		0.61%		0.63%

Net expenses after fees waived or expenses reimbursed(c)	0.52%		0.48%		0.47%		0.48%		0.48%

Net investment income	3.12%		3.76%		5.33%		4.93%		4.97%

Supplemental data

Net assets, end of period (in thousands)	$739,181		$221,198		$132,495		$221,584		$221,548

Portfolio turnover	545%	(d)	465%	(d)	519%	(d)	431%	(d)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class R4	2012		2011		2010		2009		2008
Per share data

Net asset value, beginning of period	$5.46		$5.15		$4.77		$4.99		$5.00

Income from investment operations:

Net investment income	0.16		0.19		0.25		0.23		0.23

Net realized and unrealized gain (loss)	0.18		0.34		0.37		(0.10)		(0.01)

Total from investment operations	0.34		0.53		0.62		0.13		0.22

Less distributions to shareholders:

Net investment income	(0.16)		(0.22)		(0.24)		(0.31)		(0.23)

Net realized gains	(0.02)		—		—		(0.04)		—

Total distributions to shareholders	(0.18)		(0.22)		(0.24)		(0.35)		(0.23)

Proceeds from regulatory settlements	0.00(a)		—		—		—		—

Net asset value, end of period	$5.62		$5.46		$5.15		$4.77		$4.99

Total return	6.41%		10.44%		13.25%		2.82%		4.46%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.82%		0.93%		0.93%		0.89%		0.93%

Net expenses after fees waived or expenses reimbursed(c)	0.80%		0.78%		0.77%		0.70%		0.75%

Net investment income	2.87%		3.50%		5.09%		4.38%		4.69%

Supplemental data

Net assets, end of period (in thousands)	$80		$72		$85		$64		$42,429

Portfolio turnover	545%	(d)	465%	(d)	519%	(d)	431%	(d)	354%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285%, 253%, 246% and 162% for the years ended May 31, 2012, 2011, 2010 and 2009, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012	25

Columbia U.S. Government Mortgage Fund

Financial Highlights (continued)

	Year Ended May 31,
Class Z	2012		2011(a)
Per share data

Net asset value, beginning of period	$5.46		$5.27

Income from investment operations:

Net investment income	0.16		0.11

Net realized and unrealized gain	0.21		0.23

Total from investment operations	0.37		0.34

Less distributions to shareholders:

Net investment income	(0.18)		(0.15)

Net realized gains	(0.02)		—

Total distributions to shareholders	(0.20)		(0.15)

Proceeds from regulatory settlements	0.00(b)		—

Net asset value, end of period	$5.63		$5.46

Total return	6.82%		6.59%

Ratios to average net assets(c)

Expenses prior to fees waived or expenses reimbursed	0.68%		0.62%	(d)

Net expenses after fees waived or expenses reimbursed(e)	0.61%	(f)	0.58%	(d)

Net investment income	2.96%	(f)	3.12%	(d)

Supplemental data

Net assets, end of period (in thousands)	$424,251		$51,912

Portfolio turnover	545%	(g)	465%	(g)

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to May 31, 2011.

(b)	Rounds to less than $0.01.

(c)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 285% and 253% for the years ended May 31, 2012 and 2011, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements

May 31, 2012

Note 1. Organization

Columbia U.S. Government Mortgage Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Annual Report 2012	27

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to protect gains and to maintain a stable amount of interest rate risk or duration within the portfolio. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

28	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended May 31, 2012 are as follows:

	Puts		Calls
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at May 31, 2011	—	—	—	—
Opened	1,272	433,330	2,530	605,655
Closed	(350)	(190,586)	(1,884)	(314,451)
Expired	(922)	(242,744)	(646)	(291,204)
Balance at May 31, 2012	—	—	—	—

Swaptions

The Fund entered into swaption contracts. Swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into a swap contract on a future date. The Fund purchased or wrote swaption contracts to manage exposure to fluctuations in interest rates, hedge the fair value of other Fund investments and as part of an investment strategy to maintain a stable amount of interest rate risk or duration within the portfolio. If a call swaption is exercised, the purchaser will enter into a swap contract to receive the fixed rate and pay a floating rate in exchange. Exercising a put swaption would entitle the purchaser to pay a fixed rate and receive a floating rate. Changes in the value of a purchased swaption are reported as unrealized appreciation or depreciation on investments in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the swaption contract expires or is closed.

When the Fund writes a swaption, the premium received is recorded as an asset and equivalent liability in the Statement of Assets and Liabilities and is subsequently adjusted to the current fair value of the swaption written. Premiums received from writing swaptions that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.

At May 31, 2012, cash collateral of $4,967,214 was pledged to Columbia U.S. Government Mortgage Fund for outstanding swaption contracts.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at May 31, 2012:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Investments at value — unaffiliated issuers	9,842,233
Total		9,842,233

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate contracts	Net assets — unrealized depreciation on futures contracts	1,221,077	*
Total		1,221,077	*

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended May 31, 2012:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate contracts	(5,066,278)	(871,533)	(5,937,811)
Total	(5,066,278)	(871,533)	(5,937,811)

Annual Report 2012	29

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Interest rate contracts	(1,372,985)	(2,767,442)	(4,140,427)
Total	(1,372,985)	(2,767,442)	(4,140,427)

The following table is a summary of the volume of derivative instruments for the year ended May 31, 2012:

Derivative Instrument	Contracts Opened
Futures Contracts	13,523
Options Contracts	90,177,480	*

*	Includes 90,170,000 of index options with a contract size of $0.01.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its Portfolio of Investments cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. This treatment may exaggerate the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped mortgage backed securities entitled to receive all of the security’s interest, but none of its principal. Interest is accrued daily. The daily accrual factor is adjusted each month to reflect the paydown of principal.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

30	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any. For convertible securities, premiums attributable to the conversion feature are not amortized.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.43% to 0.30% as the Fund’s net assets increase. The effective management fee rate for the year ended May 31, 2012 was 0.43% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the

Annual Report 2012	31

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended May 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2012, other expenses paid to this company were $5,731.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the year ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class B	0.15
Class C	0.15
Class R4	0.05
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2012, these minimum account balance fees reduced total expenses by $11,591.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $719,000 and $190,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

32	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $509,058 for Class A, $6,278 for Class B and $7,103 for Class C shares for the year ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below ), through July 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.86%
Class B	1.61
Class C	1.61
Class I	0.56
Class R4	0.86
Class Z	0.61

Prior to August 1, 2011, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.89%
Class B	1.65
Class C	1.64
Class I	0.48
Class R4	0.78
Class Z	0.64

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through September 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and/or overdraft charges from the Fund’s custodian, will not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.86%
Class B	1.61
Class C	1.61
Class I	0.50
Class R4	0.80
Class W	0.86
Class Z	0.61

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, these differences are primarily due to differing treatment for futures and options contracts and deferral/reversal of wash sales losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,496,688
Accumulated net realized gain	(1,496,688)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended May 31, 2012	Year Ended May 31, 2011
Ordinary income	$41,462,571	$12,687,362
Long-term capital gains	1,480,462	—
Total	$42,943,033	$12,687,362

Annual Report 2012	33

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$29,439,950
Undistributed accumulated long-term gain	3,533,450
Unrealized appreciation	31,415,286

At May 31, 2012, the cost of investments for federal income tax purposes was $2,390,664,925 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$57,996,514
Unrealized depreciation	(11,768,812)
Net unrealized appreciation	$46,227,702

For the year ended May 31, 2012, $11,107,653 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations but including mortgage dollar rolls, aggregated to $8,795,587,111 and $7,695,872,489, respectively, for the year ended May 31, 2012, of which $8,138,812,803 and $7,308,021,029, respectively, were U.S. government securities.

Note 6. Regulatory Settlements

During the year ended May 31, 2012, the Fund received $3,313 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in “Proceeds from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A.

(JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. The Fund continues to earn and accrue interest and dividends on the securities loaned.

For the year ended May 31, 2012, the Fund did not participate in securities lending activity.

Note 8. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

34	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

Note 9. Shareholder Concentration

At May 31, 2012, one unaffiliated shareholder account owned 20.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 38.0% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the year ended May 31, 2012.

Note 11. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Federal Securities Fund, a series of Columbia Funds Series Trust I. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $283,679,532 and the combined net assets immediately after the acquisition were $786,485,758.

The merger was accomplished by a tax-free exchange of 94,304,077 shares of Columbia Federal Securities Fund valued at $502,806,226 (including unrealized appreciation of $1,352,632).

In exchange for Columbia Federal Securities Fund shares, the Fund issued the following number of shares:

Shares
Class A	81,559,951
Class B	1,368,937
Class C	1,631,888
Class Z	9,743,301

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, Columbia Federal Securities Fund’s cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Columbia Federal Securities Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on June 1, 2010, the Fund’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation, and net increase in net assets from operations for the year ended May 31, 2011 would have been approximately $21.3 million, $15.9 million, $14.3 million, and $51.5 million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and

Annual Report 2012	35

Columbia U.S. Government Mortgage Fund

Notes to Financial Statements (continued)

May 31, 2012

various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36	Annual Report 2012

Columbia U.S. Government Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Columbia U.S. Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Government Mortgage Fund (the Fund) (one of the portfolios constituting the Columbia Funds Series Trust II) as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia U.S. Government Mortgage Fund of the Columbia Funds Series Trust II at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

July 23, 2012

Annual Report 2012	37

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Agreement and Declaration of Trust effective January 27, 2006, filed electronically on or about February 8, 2006 as Exhibit (a) to Registrant’s Registration Statement is incorporated by reference.

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust filed electronically on or about October 2, 2007 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 5 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(3)	Amendment No. 2 to the Agreement and Declaration of Trust, dated January 8, 2009, filed electronically on or about January 27, 2009 as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 8 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(4)	Amendment No. 3 to the Agreement and Declaration of Trust, dated August 9, 2010, filed electronically on or about March 4, 2011 as Exhibit (a)(4) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(5)	Amendment No. 4 to the Agreement and Declaration of Trust, dated January 13, 2011, filed electronically on or about March 4, 2011 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(6)	Amendment No. 5 to the Agreement and Declaration of Trust, dated April 14, 2011, filed electronically on or about July 29, 2011 as Exhibit (a)(6) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(a)(7)	Amendment No. 6 to the Agreement and Declaration of Trust, dated January 12, 2012, filed electronically on or about February 24, 2012 as Exhibit (a)(7) to Registrant’s Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 is incorporated by reference.

(b)	By-laws filed electronically on or about April 21, 2006 as Exhibit (b) to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-131683 are incorporated by reference.

(c)	Stock Certificate: Not applicable.

(d)(1)	Form of Investment Management Services Agreement between Registrant and Columbia Management Investment Advisers, LLC, filed electronically on or about May 29, 2012 as Exhibit (d)(2) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(2)	Subadvisory Agreement, dated June 11, 2008 between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Threadneedle International Limited, filed electronically on or about October 29, 2008 as Exhibit (d)(2) to RiverSource Global Series, Inc. Post-Effective Amendment No. 57 to Registration Statement No. 33-25824 is incorporated by reference.

(d)(3)	Amendment One to Amended and Restated Subadvisory Agreement, dated July 13, 2009, between Columbia Management Investment Advisers, LLC, and Threadneedle International Limited, filed electronically on or about December 29, 2009 as Exhibit (d)(3) to RiverSource International Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-92309 is incorporated by reference.

(d)(4)	Amendment Two to Amended and Restated Subadvisory Agreement, dated March 30, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about April 29, 2011 as Exhibit (d)(5) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(d)(5)	Amendment Three to Amended and Restated Subadvisory Agreement, dated July 1, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(6) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(6)	Amendment Four to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(7) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(7)	Addendum to Amended and Restated Subadvisory Agreement, dated July 19, 2011, between Columbia Management Investment Advisers, LLC and Threadneedle International Limited, filed electronically on or about August 29, 2011 as Exhibit (d)(8) to Registrant’s Post-Effective Amendment No. 37 to Registration Statement No. 333-131683 is incorporated by reference.

(d)(8)	Subadvisory Agreement by and between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 26, 2004 as Exhibit (d)(6) to AXP Strategy Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(9)	Amendment, dated July 21, 2003, to Subadvisory Agreement between American Express Financial Corporation and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(8) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(10)	Subadvisory Transfer Agreement between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated October 1, 2005, filed electronically on or about May 24, 2006 as Exhibit (d)(9) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(11)	Amendment Two, dated November 11, 2005, to Subadvisory Agreement between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 24, 2006 as Exhibit (d)(10) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(12)	Amendment Three, dated Apri1 10, 2008, to Subadvisory Agreement between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Turner Investment Partners, Inc., dated April 7, 2003, filed electronically on or about May 27, 2008 as Exhibit (d)(14) to Registrant’s Post-Effective Amendment No. 19 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(13)	Subadvisory Agreement between American Express Financial Corporation and Donald Smith & Co., Inc., dated March 12, 2004, filed electronically on or about May 26, 2004 as Exhibit (d)(19) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(14)	Subadvisory Transfer Agreement, dated October 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Donald Smith & Co., Inc., filed electronically on or about May 24, 2006 as Exhibit (d)(25) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(15)	Subadvisory Agreement, dated November 13, 2008, between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC and Metropolitan West Capital Management, LLC, filed electronically on or about July 28, 2009 as Exhibit (d)(25) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 21 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(16)	Subadvisory Agreement between American Express Financial Corporation and Barrow, Hanley, Mewhinney & Strauss, Inc., dated March 12, 2004, filed electronically on or about May 26, 2004 as Exhibit (d)(20) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 10 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(17)	Subadvisory Transfer Agreement, dated October 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, and Barrow, Hanley, Mewhinney & Strauss, Inc., filed electronically on or about May 24, 2006 as Exhibit (d)(27) to RiverSource Managers Series, Inc. Post-Effective Amendment No. 14 to Registration Statement No. 333-57852 is incorporated by reference.

(d)(18)	Subadvisory Agreement, dated September 15, 2011, between Columbia Management Investment Advisers, LLC and Mondrian Investment Partners Limited, filed electronically on or about November 29, 2011 as Exhibit (d)(19) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated reference.

(d)(19)	Subadvisory Agreement, dated September 23, 2011, between Columbia Management Investment Advisers, LLC and Dimensional Fund Advisors, L.P., filed electronically on or about November 29, 2011 as Exhibit (d)(20) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(e)(1)	Form of Distribution Agreement between Registrant and Columbia Management Investment Distributors, Inc., filed electronically on or about May 29, 2012 as Exhibit (e)(1) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-131683 is incorporated by reference.

(e)(2)	Form of Mutual Fund Sales Agreement filed electronically on or about July 9, 2010 as Exhibit (e)(2) to RiverSource Bond Series, Inc. Post-Effective Amendment No. 63 to Registration Statement No. 2-72174 is incorporated by reference.

(f)	Deferred Compensation Plan, adopted as of December 31, 2011, filed electronically on or about February 24, 2012 as Exhibit (f) to Registrant’s Post-Effective Amendment No. 52 to Registration Statement No. 333-131683 is incorporated by reference.

(g)	Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about December 23, 2008 as Exhibit (g) to RiverSource International Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1)	Form of Administrative Services Agreement between Registrant and Columbia Management Investment Advisers, LLC filed electronically on or about May 29, 2012 as Exhibit (h)(1) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2)	Form of Transfer and Dividend Disbursing Agent Agreement between Registrant and Columbia Management Investment Services Corp. filed electronically on or about May 29, 2012 as Exhibit (h)(2) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(3)	Form of Plan Administration Services Agreement between Registrant and Columbia Management Investment Services Corp. filed electronically on or about May 29, 2012 as Exhibit (h)(3) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(4)	Master Fee Cap/Fee Waiver Agreement, dated May 2, 2011, by and among Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc., Columbia Management Investment Services Corp. and the Registrant filed electronically on or about July 29, 2011 as Exhibit (h)(4) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(5)	Agreement and Plan of Reorganization, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(9) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(6)	Agreement and Plan of Redomiciling, dated December 20, 2010, filed electronically on or about April 29, 2011 as Exhibit (h)(10) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(i)	Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)(1)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP ) is filed electronically herewith.

(j)(2)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed electronically herewith.

(k)	Omitted Financial Statements: Not Applicable.

(l)	Initial Capital Agreement: Not Applicable.

(m)	Form of Plan of Distribution and Agreement of Distribution between Registrant and Columbia Management Investment Distributors, Inc., filed electronically on or about May 29, 2012 as Exhibit (m) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-131683 is incorporated by reference. 2

(n)	Form of Rule 18f – 3 Multi-Class Plan filed electronically on or about May 29, 2012 as Exhibit (n) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 333-131683 is incorporated by reference.

(o)	Reserved.

(p)(1)	Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about November 29, 2011 as Exhibit (p)(1) to Registrant’s Post-Effective Amendment No. 46 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(2)	Code of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser and principal underwriter, dated July 1, 2011, filed electronically on or about July 29, 2011 as Exhibit (p)(2) to Registrant’s Post-Effective Amendment No. 33 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(3)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Partners Small Cap Value Funds’ Subadviser, Donald Smith & Co., Inc., adopted January 1, 2005, revised March 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(4) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(4)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Small Cap Value Funds’ Subadviser, Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010, filed electronically on or about April 2, 2012 as Exhibit (p)(5) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(5)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value and Variable Portfolio – Partners Small Cap Value Funds’ Subadviser, Turner Investment Partners, Inc., dated February 1, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(8) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(6)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor Small Cap Value Fund’s Subadviser, Metropolitan West Capital Management, LLC, dated January 1, 2012, filed electronically on or about April 26, 2012 as Exhibit (p)(6) to Registrant’s Post-Effective Amendment No. 59 to Registration Statement No. 333-131683 is incorporated by reference.

(p)(7)	Code of Ethics, dated November 30, 2009, adopted under Rule 17j-1, for Columbia Asia Pacific ex-Japan, Columbia Commodity Strategy, Columbia Emerging Markets Opportunity, Columbia European Equity, Columbia Global Equity, Columbia Global Extended Alpha and Columbia Variable Portfolio – International Opportunity Funds’ Subadviser, Threadneedle International Limited, filed electronically on or about April 29, 2011 as Exhibit (p)(9) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 15 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(8)	Code of Ethics adopted under Rule 17j-1 for Columbia Marsico Flexible Capital and Variable Portfolio – Marsico Growth Funds’ Subadviser, Marsico Capital Management, LLC, dated December 6, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(23) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(9)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor International Value and Variable Portfolio – Mondrian International Small Cap Funds’ Subadviser, Mondrian Investment Partners Limited, dated January 1, 2007, filed electronically on or about April 14, 2010 as Exhibit (p)(24) to RiverSource Variable Series Trust, now known as Columbia Funds Variable Series Trust II, Post-Effective Amendment No. 8 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(10)	Code of Ethics adopted under Rule 17j-1 for Columbia Multi-Advisor International Value and Variable Portfolio – DFA International Value Funds’ Subadviser, Dimensional Fund Advisors, L.P., dated December 31, 2011, filed electronically on or about April 2, 2012 as Exhibit (p)(21) to Columbia Funds Variable Series Trust II Post-Effective Amendment No. 21 to Registration Statement No. 333-146374 is incorporated by reference.

(q)	Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated June 8, 2011, filed electronically on or about June 16, 2011 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 28 to Registration Statement No. 333-131683 is incorporated by reference.

Item 29.	Persons Controlled by or Under Common Control with the Registrant

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), as sponsor of the Columbia funds, may make initial capital investments in Columbia funds (seed accounts). Columbia Management also serves as investment manager of certain Columbia funds-of-funds that invest primarily in shares of affiliated funds (the “underlying funds”). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain Columbia funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion as the vote of the direct public shareholders vote; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 30.	Indemnification

The Agreement and Declaration of Trust of the Registrant provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Registrant may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the Commonwealth of Massachusetts, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former trustees or officers of the Registrant made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Registrant to the full extent authorized by the Massachusetts Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 31.	Business and Other Connections of the Investment Adviser

To the knowledge of the Registrant, none of the directors or officers of Columbia Management Investment Advisers, LLC (Columbia Management), the Registrant’s investment adviser, except as set forth below, are or have been, at any time during the Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

(a)	Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, certain directors and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors and officers held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.

(b)	Barrow, Hanley, Mewhinney & Strauss, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Barrow, Hanley, Mewhinney & Strauss, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc. and is incorporated herein by reference. Information about the business of Barrow, Hanley, Mewhinney & Strauss, Inc. and the directors and principal executive officers of Barrow, Hanley, Mewhinney & Strauss, Inc. is also included in the Form ADV filed by Barrow, Hanley, Mewhinney & Strauss, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-31237), which is incorporated herein by reference.

(c)	Dimensional Fund Advisors, L.P. performs investment management services for the Registrant and certain other clients. Information regarding the business of Dimensional Fund Advisors, L.P. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Dimensional Fund Advisors, L.P. and is incorporated herein by reference. Information about the business of Dimensional Fund Advisors, L.P. and the directors and principal executive officers of Dimensional Fund Advisors, L.P. is also included in the Form ADV filed by Dimensional Fund Advisors, L.P. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-16283), which is incorporated herein by reference.

(d)	Donald Smith & Co., Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Donald Smith & Co., Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Donald Smith & Co., Inc. and is incorporated herein by reference. Information about the business of Donald Smith & Co., Inc. and the directors and principal executive officers of Donald Smith & Co., Inc. is also included in the Form ADV filed by Donald Smith & Co., Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-10798), which is incorporated herein by reference.

(e)	Marsico Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Marsico Capital Management, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Marsico Capital Management, LLC and is incorporated herein by reference. Information about the business of Marsico Capital Management, LLC and the directors and principal executive officers of Marsico Capital Management, LLC is also included in the Form ADV filed by Marsico Capital Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-54914), which is incorporated herein by reference.

(f)	Metropolitan West Capital Management, LLC performs investment management services for the Registrant and certain other clients. Information regarding the business of Metropolitan West Capital Management, LLC is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Metropolitan West Capital Management, LLC and is incorporated herein by reference. Information about the business of Metropolitan West Capital Management, LLC and the directors and principal executive officers of Metropolitan West Capital Management, LLC is also included in the Form ADV filed by Metropolitan West Capital Management, LLC with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-57001), which is incorporated herein by reference.

(g)

Mondrian Investment Partners Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Mondrian Investment Partners Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Mondrian Investment Partners Limited and is incorporated herein by reference.

Information about the business of Mondrian Investment Partners Limited and the directors and principal executive officers of Mondrian Investment Partners Limited is also included in the Form ADV filed by Mondrian Investment Partners Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-37702), which is incorporated herein by reference.

(h)	Threadneedle International Limited performs investment management services for the Registrant and certain other clients. Information regarding the business of Threadneedle International Limited is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Threadneedle International Limited and is incorporated herein by reference. Information about the business of Threadneedle International Limited and the directors and principal executive officers of Threadneedle International Limited is also included in the Form ADV filed by Threadneedle International Limited with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-63196), which is incorporated herein by reference.

(i)	Turner Investment Partners, Inc. performs investment management services for the Registrant and certain other clients. Information regarding the business of Turner Investment Partners, Inc. is set forth in the Prospectuses and Statement of Additional Information of the Registrant’s series that are subadvised by Turner Investment Partners, Inc. and is incorporated herein by reference. Information about the business of Turner Investment Partners, Inc. and the directors and principal executive officers of Turner Investment Partners, Inc. is also included in the Form ADV filed by Turner Investment Partners, Inc. with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-36220), which is incorporated herein by reference.

Item 32.	Principal Underwriter

(a)	Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b)	As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices with Principal Underwriter	Positions and Offices with Registrant
William F. Truscott	Chief Executive Officer	Board Member, Senior Vice President

Amy Unckless	President and Chief Administrative Officer	None

Jeffrey F. Peters	Senior Vice President	None

Dave K. Stewart	Chief Financial Officer	None

Scott R. Plummer	Senior Vice President, Chief Counsel and Assistant Secretary	Senior Vice President and Chief Legal Officer

Stephen O. Buff	Vice President, Chief Compliance Officer	None

Christopher Thompson	Senior Vice President and Head of Investment Products and Marketing	None

Brian Walsh	Vice President, Strategic Relations	None

Frank Kimball	Vice President, Asset Management Distribution Operations and Governance	None

Thomas R. Moore	Secretary	None

Michael E. DeFao	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Paul B. Goucher	Vice President and Assistant Secretary	Vice President and Assistant Secretary

Tara W. Tilbury	Vice President and Assistant Secretary	Assistant Secretary

Nancy W. LeDonne	Vice President and Assistant Secretary	None

Ryan C. Larrenaga	Vice President and Assistant Secretary	Assistant Secretary

Joseph L. D’Alessandro	Vice President and Assistant Secretary	Assistant Secretary

Christopher O. Petersen	Vice President and Assistant Secretary	Vice President and Secretary

Eric T. Brandt	Vice President and Assistant Secretary	None

Tara Dziengel	Anti-Money Laundering Officer and Identity Theft Prevention Officer	None

Kevin Wasp	Ombudsman	None

Lee Faria	Conflicts Officer	None

*	The principal business address of Columbia Management Investment Distributors, Inc. is 225 Franklin Street, Boston MA 02110.

(c)	Not Applicable.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:

•	Fund headquarters, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

•	Registrant’s investment adviser and administrator, Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110;

•	Registrant’s subadviser, Barrow, Hanley, Mewhinney & Strauss, Inc., 2200 Ross Avenue, 31st Floor, Dallas, TX 75201;

•	Registrant’s subadviser, Dimensional Fund Advisors, L.P., 6300 Bee Cave Road, Building One, Austin, TX 78746;

•	Registrant’s subadviser, Donald Smith & Co., Inc., 152 West 57th Street, 22nd Floor, New York, NY 10019;

•	Registrant’s subadviser, Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202;

•	Registrant’s subadviser, Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660;

•	Registrant’s subadviser, Mondrian Investment Partners Limited, 10 Gresham Street, 5th Floor, London, United Kingdom EC2V 7JD;

•	Registrant’s subadviser, Threadneedle International Limited, London EC3A 8JQ, United Kingdom;

•	Registrant’s subadviser, Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312;

•	Registrant’s principal underwriter, Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110;

•	Registrant’s transfer agent, Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110; and

•	Registrant’s custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.

In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, COLUMBIA FUNDS SERIES TRUST II, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 27th day of September, 2012.

COLUMBIA FUNDS SERIES TRUST II

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of September, 2012.

Signature	Capacity	Signature	Capacity

/s/ J. Kevin Connaughton J. Kevin Connaughton	President (Principal Executive Officer)	/s/ R. Glenn Hilliard* R. Glenn Hilliard	Trustee

/s/ Michael G. Clarke Michael G. Clarke	Chief Financial Officer (Principal Financial Officer)	/s/ John F. Maher* John F. Maher	Trustee

/s/ Paul D. Pearson Paul D. Pearson	Chief Accounting Officer (Principal Accounting Officer)	/s/ Catherine James Paglia* Catherine James Paglia	Trustee

/s/ Stephen R. Lewis, Jr.* Stephen R. Lewis, Jr.	Chair of the Board	/s/ Leroy C. Richie* Leroy C. Richie	Trustee

/s/ Kathleen A. Blatz* Kathleen A. Blatz	Trustee	/s/ Anthony M. Santomero* Anthony M. Santomero	Trustee

/s/ Edward J. Boudreau, Jr.* Edward J. Boudreau, Jr.	Trustee	/s/ Minor M. Shaw* Minor M. Shaw	Trustee

/s/ Pamela G. Carlton* Pamela G. Carlton	Trustee	/s/ Alison Taunton-Rigby* Alison Taunton-Rigby	Trustee

/s/ William P. Carmichael* William P. Carmichael	Trustee	/s/ William F. Truscott* William F. Truscott	Trustee

/s/ Patricia M. Flynn* Patricia M. Flynn	Trustee

/s/ William A. Hawkins* William A. Hawkins	Trustee

*	Signed pursuant to Directors/Trustees Power of Attorney, dated June 8, 2011, filed electronically on or about June 16, 2011 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 28 to Registration Statement No. 333-131683, by:

/s/ Scott R. Plummer
Scott R. Plummer

SIGNATURES

CCSF Offshore Fund, Ltd. has duly caused this Amendment to the Registration Statement for Columbia Commodity Strategy Fund, with respect only to information that specifically relates to CCSF Offshore Fund, Ltd., to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and State of Massachusetts on the 27th day of September, 2012.

CCSF Offshore Fund, Ltd.

By:	/s/ J. Kevin Connaughton
J. Kevin Connaughton
Director

This Amendment to the Registration Statement for Columbia Commodity Strategy Fund, with respect only to information that specifically relates to CCSF Offshore Fund, Ltd., has been signed below by the following persons in the capacities indicated on the 27th day of September, 2012.

Signature	Capacity

/s/ J. Kevin Connaughton J. Kevin Connaughton	Director, CCSF Offshore Fund, Ltd.

/s/ Michael G. Clarke Michael G. Clarke	Director, CCSF Offshore Fund, Ltd.

/s/ Christopher C. Thompson Christopher C. Thompson	Director, CCSF Offshore Fund, Ltd.

EXHIBIT INDEX

(i)	Opinion and consent of counsel as to the legality of the securities being registered.

(j)(1)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP).

(j)(2)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).

Contents of this Post-Effective Amendment No. 71 to Registration Statement

No. 333-131683

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Part A.

Prospectuses for:

Columbia Active Portfolios—Diversified Equity Income Fund.

Columbia Absolute Return Emerging Markets Macro Fund.

Columbia Absolute Return Enhanced Multi-Strategy Fund.

Columbia Absolute Return Multi-Strategy Fund.

Columbia Commodity Strategy Fund.

Columbia Diversified Equity Income Fund.

Columbia Dividend Opportunity Fund.

Columbia Flexible Capital Income Fund.

Columbia High Yield Bond Fund.

Columbia Mid Cap Value Opportunity Fund.

Columbia Multi-Advisor Small Cap Value Fund.

Columbia Select Large-Cap Value Fund.

Columbia Select Smaller-Cap Value Fund.

Columbia Seligman Communications and Information Fund.

Columbia U.S. Government Mortgage Fund.

Part B.

Statement of Additional Information.

Financial Statements.

Part C.

Other information.

The signatures.